UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER: 811-5669
              _____________________________________________________

                                FIFTH THIRD FUNDS
               (Exact Name of Registrant as Specified in Charter)
              _____________________________________________________

                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263
               (Address of Principal Executive Office) (Zip Code)
            ________________________________________________________

       Registrant's Telephone Number, including area code: (800) 282-5706

(Name and Address of Agent for Service)

          E. Keith Wirtz                                with a copy to:
             President                                 David A. Sturms
         Fifth Third Funds                            Vedder Price P.C.
     38 Fountain Square Plaza                      222 North LaSalle Street
      Cincinnati, Ohio 45263                           Chicago, IL 60601-1003

Date of fiscal year end: July 31

Date of reporting period: July 31, 2010

ITEM 1.  REPORT TO STOCKHOLDERS.

                        FIFTH THIRD FUNDS

         [GRAPHIC OF FIFTH THIRD FUNDS]

                        2010
                        STOCK AND BOND MUTUAL FUNDS

                        Annual Report to Shareholders
                        July 31, 2010

                        Advised by:
                        [LOGO OF FTAM]
                        FIFTH THIRD ASSET MANAGEMENT

                       NOTICE OF DELIVERY OF PROSPECTUSES,
                     SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 1-800-282-5706.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and information regarding how the Funds voted relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, on the Funds' website at www.fifththirdfunds.com or by calling 1-800-282-5706 and on the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Investments for periods ending April 30 and October 31 are filed on Form NQ and are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov. They may be viewed at the SEC's Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

Fifth Third Funds are distributed by FTAM Funds Distributor, Inc., member FINRA. FTAM Funds Distributor, Inc. is not an affiliate of Fifth Third Bank, Fifth Third Funds or Fifth Third Asset Management, Inc. Fifth Third Asset Management, Inc. serves as Investment Advisor to Fifth Third Funds and receives a fee for its services.

FIFTH THIRD FUNDS, LIKE ALL MUTUAL FUNDS:
O ARE NOT FDIC INSURED
O HAVE NO BANK GUARANTEE
O MAY LOSE VALUE

TABLE OF CONTENTS

Economic Outlook and Commentary Section                                      1

Management Discussion of Fund Performance
Small Cap Growth                                                             4
Mid Cap Growth                                                               6
Quality Growth                                                               8
Dividend Growth                                                             10
Micro Cap Value                                                             12
Small Cap Value                                                             14
All Cap Value                                                               16
Disciplined Large Cap Value                                                 18
Structured Large Cap Plus                                                   20
Equity Index                                                                22
International Equity                                                        24
Strategic Income                                                            26
Fifth Third LifeModel Aggressive(SM)                                        28
Fifth Third LifeModel Moderately Aggressive(SM)                             31
Fifth Third LifeModel Moderate(SM)                                          34
Fifth Third LifeModel Moderately Conservative(SM)                           37
Fifth Third LifeModel Conservative(SM)                                      40
High Yield Bond                                                             44
Total Return Bond                                                           46
Short Term Bond                                                             48

Schedules of Investments                                                    51

Notes to Schedules of Investments                                          100

Statements of Assets and Liabilities                                       102

Statements of Operations                                                   106

Statements of Changes in Net Assets                                        110

Statement of Cash Flows                                                    127

Financial Highlights                                                       128

Notes to Financial Highlights                                              150

Notes to Financial Statements                                              151

Report of Independent Registered Public Accounting Firm                    175

Supplemental Information                                                   176

                                                              OUR MESSAGE TO YOU
--------------------------------------------------------------------------------

Despite a dramatic downturn in investor sentiment during the spring of 2010, U.S. equity and fixed income markets generally posted positive returns during the 12-month period ended July 31, 2010. In turn, most Fifth Third Funds finished the fiscal year with double-digit gains.

Within the stock market, results reported during the 12-month period included:

o  A 13.84% gain for the S&P 500 Index(1) of large cap stocks.

o  A 22.82% gain for the S&P 400 Index(1) of mid cap stocks.

o  A 19.17% gain for the S&P 600 Index(1) of small cap stocks.

o  A 6.26% gain for the MSCI EAFE Index(1) of international stocks.

The first eight months of the period featured growing investor enthusiasm as a number of economic indicators firmed, which brightened outlooks and spurred demand for riskier assets. The near-default of sovereign Greek debt and the BP oil spill in the Gulf of Mexico darkened moods in mid-April, however, and prompted a sharp selloff in equity markets. Solid corporate earnings keyed a modest bounce in the period's closing weeks. All told, domestic stocks outperformed fixed income investments during the period, led by small and mid cap equities and value investments. International stocks, on the other hand, produced smaller returns due largely to the overhang from the European debt issue and slowing growth in China.

The fixed income market experienced broad-based demand that lifted most asset classes. U.S. Treasury issues extended a lengthy rally, aided by the springtime flight to quality, while structured products such as Mortgage-backed Securities and Asset-backed Securities benefited from extensive government support programs. Corporate bonds gained amid a renewed appreciation for healthy balance sheets, which mostly resulted from multi-quarter cost-cutting and cash-hoarding efforts. Cash investments continued to offer meager returns, while commodities generally performed well during the period.

Gauging things domestically going forward, the conclusion is mixed. Statistics related to the domestic economy suggest that the current recovery is well underway and that the risk of a double-dip recession is less likely. Market nerves are frayed, however, and there are numerous things to worry investors on the horizon, including:

o  A cautionary spending mindset among consumers.

o A cautionary mindset among corporate managers, which has led to weak labor market conditions.

o A mid-term U.S. election that could generate plenty of distractions and frustrating uncertainties.

o  The likelihood of higher taxes, more regulation, and government intrusion.

On the positive side of the ledger, U.S. companies proved during the recent quarterly earnings period that management generally did a tremendous job during the earlier financial crisis in right-sizing operations. Corporate leaders have also generally situated their companies to make money in a slower growth environment. Furthermore, the term structure of interest rates--following a positively sloped yield curve--has facilitated the convalescence of the banking sector.

Within the family of Fifth Third Funds, an unwavering adherence to higher-quality securities led to some underperformance versus relative benchmarks in the wake of the early-period low-quality surge. Yet when macro events rattled the markets, it was the lower-quality investments that fell hardest. Regardless of such near-term variances, we believe robust analysis and stock picking among higher-quality companies that we believe are likely to register above-average earnings remains essential to long-term investing success.

Looking ahead, our expectations on the macro front include:

    MODEST GROWTH IN THE U.S. GROSS DOMESTIC PRODUCT (GDP). Although business spending has recovered to a degree, we believe consumers are still focused on paring debt. In addition, with unemployment likely to hover between 9.0% and 10.0% for the next year, the GDP growth rate will be hard pressed to exceed 2.50%.

    A GROWING REGULATORY CLIMATE. Through the first half of 2010, we witnessed the passage of monumental industry reform bills that will reshape the healthcare and financial services industries. New regulations on offshore drilling are likely as well. Although no one yet knows what shape the new rules will take, such developments have generally proven to be a drag on U.S. corporations.

    CLOUDS ON THE TAX HORIZON. If the Obama administration and U.S. Congress fail to address personal income taxes in 2010, the Bush tax cuts will expire on December 31, 2010, and rates on everything from earned income to estates will revert to 2001 levels in 2011. Such higher taxes could crimp consumer consumption and corporate profits.

    TENSION BUILDING BEHIND INTEREST RATES. Concerns over the economy tend to keep a cap on interest rates, and we may see minimal moves in the fixed income arena for the next few quarters. Especially since it appears as though the Federal Reserve will keep its key rate pegged between 0.00% and 0.25% into 2011. But as soon as the market senses sustainable growth is expanding--even modestly--economy and a massive level of public indebtedness that requires regular refinancing are not the ingredients for an extended decline in yields.

    A STUBBORNLY TOUGH JOB MARKET. Currently, there are few incentives for companies to resume hiring. Given the uncertainties swirling around Washington and the economy, continued challenges on the employment front appear likely.

    CONTINUED GROWTH IN CORPORATE EARNINGS. Despite the economic turbulence of late, most U.S. companies managed to generate solid profits during the 12-month period ended July 31, 2010. We believe the trend in profit growth should continue, although margin and earnings growth rates may have peaked for this cycle. Accordingly, we believe more-stable larger cap companies, especially those with exposure to higher-growth international markets, will lead the equity markets in the coming quarters.

In closing, the occurrences of the past 12 months demonstrated how quickly preferences can shift in the U.S. financial markets. And the outlook for the next six to 12 months contains plenty of potential headwinds. Through history, however, high-quality companies with solid fundamentals have proven most adept at navigating the financial market's peaks and valleys to produce steady long-term returns. As your Fifth Third Funds portfolio managers regularly seek out such companies, we believe your investments in our family of funds continue to offer the best opportunity for optimal gains into the future.

Thank you for your confidence in the Fifth Third Funds.

/s/E. Keith Wirtz, CFA

E. Keith Wirtz, CFA
President

================================================================================
 (1)TERMS AND DEFINITIONS
 -------------------------------------------------------------------------------
================================================================================

THE S&P 500(R) STOCK INDEX IS AN INDEX OF 500 SELECTED COMMON STOCKS MOST OF WHICH ARE LISTED ON THE NEW YORK STOCK EXCHANGE, AND IS A MEASURE OF THE U.S. STOCK MARKET AS A WHOLE.

THE S&P MIDCAP 400 INDEX IS AN INDEX OF 400 SELECTED COMMON STOCKS THAT TRACKS U.S. FIRMS WITH MARKET CAPITALIZATIONS OF $850 MILLION TO $3.8 BILLION.

THE S&P SMALLCAP 600 INDEX IS AN INDEX OF 600 SELECTED COMMON STOCKS THAT TRACKS U.S. FIRMS WITH MARKET CAPITALIZATIONS OF $250 MILLION TO $1.2 BILLION.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI)(R) EUROPE, AUSTRALASIA, AND FAR EAST (EAFE)(R) INDEX IS GENERALLY REPRESENTATIVE OF A SAMPLE OF COMPANIES OF THE MARKET STRUCTURE OF 20 EUROPEAN AND PACIFIC BASIN COUNTRIES.

THE ABOVE INDICES DO NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING SECURITIES.

THE RECENT GROWTH RATE IN THE STOCK MARKET HAS HELPED TO PRODUCE SHORT-TERM RETURNS FOR SOME ASSET CLASSES THAT ARE NOT TYPICAL AND MAY NOT CONTINUE IN THE FUTURE. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES.

BETA measures a stock's volatility relative to the rest of the stock market.

DURATION is the weighted average maturity of a bond's cash flow.

SOVEREIGN DEBT is the total amount owed to the holders of bonds issued by a national government.

                       This page intentionally left blank.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2010, the Fifth Third Small Cap Growth Fund (Institutional) advanced 15.79% on a net of fee basis, underperforming its benchmark, the Russell 2000(R) Growth Index, which gained 16.71%.

At the start of the fiscal year, stocks were in the midst of a sharp rally off March 2009 lows, boosted by numerous economic indicators pointing toward a recovery from the 2008-09 recession. Midway through the period, however, some leading economic indicators stalled and worries over a government default in Greece sparked a broad selloff of riskier assets. Against this backdrop, small cap growth stocks jumped early on but gave up a portion of the gains during the final three months of the period.

Within the Fund, poor stock selection in the Healthcare sector, particularly within the providers and services industry, weighed on relative performance as uncertainties surrounding the U.S. Healthcare Reform Act--before and after its passage--dampened sentiment. A lack of exposure to the airline industry, which climbed as the economy showed signs of a rebound, hurt the Fund's exposure in the Industrials sector, while poor stock selection, including no holdings in the rising personal products industry, further hindered relative returns from the Consumer Staples sector.

A positive relative contribution came from the Financials sector, most notably within the consumer finance industry. A significantly underweight stake in the slumping biotechnology industry also boosted relative performance, as did solid stock selection in the communications equipment industry.

During the period, the Fund increased its exposure in the Consumer Discretionary sector, reflecting confidence that consumers were shaking their recessionary malaise. By period-end, while the Fund had modestly reduced its exposure to the Industrials and Information Technology sectors, it held greater positions in the more cyclical areas of both sectors as the fundamentals of the economy seemed sound, although the recovery will likely experience fits and starts. Elsewhere, the Fund's weighting in the Health Care sector was also reduced.

--------------------------------------------------------------------------------
 INVESTMENT RISK CONSIDERATIONS
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

<CPATION>
                                                                                 ENDING
                                       1 YEAR         5 YEAR       10 YEAR      VALUE(2)
                                       ------         ------       -------      --------
Institutional                          15.79%         -0.67%        0.57%       $10,580
-----------------------------------------------------------------------------------------
Class A Shares                          9.73%         -1.91%       -0.20%        $9,800
-----------------------------------------------------------------------------------------
Class B Shares                          9.76%         -1.81%       -0.44%        $9,567
-----------------------------------------------------------------------------------------
Class C Shares                         14.34%         -1.71%       -0.47%        $9,539
-----------------------------------------------------------------------------------------
Russell 2000(R) Growth Index(1)        16.71%          1.07%       -0.20%        $9,799
-----------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/10, THE GROSS EXPENSE RATIOS ARE 1.25% (INSTITUTIONAL SHARES), 1.50% (CLASS A) AND 2.25% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 29, 2001, the quoted performance of the Small Cap Growth Fund Institutional Shares reflects the performance of the Kent Small Company Growth Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for Class A Shares reflects the performance of the Kent Small Company Growth Investment Shares, with an inception date of December 4, 1992, adjusted for the maximum sales charge. The inception date for Class B and Class C Shares is October 29, 2001. For the period prior to October 29, 2001, the performance of Class B and Class C Shares reflects the performance of Institutional Shares of the Kent Small Company Growth Fund, adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2010*
 -------------------------------------------------------------------------------
 AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

Informatica Corp.                                                         1.99%
North American Energy Partners, Inc.                                      1.77%
Acme Packet, Inc.                                                         1.74%
Ares Capital Corp.                                                        1.64%
Atlas Air Worldwide Holdings, Inc.                                        1.63%
Align Technology, Inc.                                                    1.61%
GeoEye, Inc.                                                              1.60%
Deckers Outdoor Corp.                                                     1.56%
Cardtronics, Inc.                                                         1.54%
Tenneco, Inc.                                                             1.53%

*   Long-term securities.

(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

 GROWTH OF A $10,000 INVESTMENT

                    [CHART OF GROWTH OF A $10,000 INVESTMENT]

             FIFTH THIRD SMALL CAP GROWTH       RUSSELL 2000(R)
                (INSTITUTIONAL SHARES)           GROWTH INDEX
7/31/00                $10,000                     $10,000
   9/00                 10,628                      10,503
  12/00                  9,740                       8,381
   3/01                  8,306                       7,107
   6/01                  9,519                       8,385
   9/01                  7,741                       6,030
  12/01                  9,340                       7,608
   3/02                  9,542                       7,459
   6/02                  8,443                       6,288
   9/02                  6,824                       4,935
  12/02                  7,005                       5,306
   3/03                  6,777                       5,100
   6/03                  7,907                       6,331
   9/03                  8,698                       6,994
  12/03                  9,839                       7,881
   3/04                 10,032                       8,321
   6/04                  9,967                       8,329
   9/04                  9,336                       7,828
  12/04                 10,433                       9,009
   3/05                 10,061                       8,394
   6/05                 10,321                       8,686
   9/05                 10,763                       9,235
  12/05                 10,917                       9,383
   3/06                 12,766                      10,730
   6/06                 11,817                       9,952
   9/06                 11,515                       9,778
  12/06                 12,233                      10,635
   3/07                 12,979                      10,898
   6/07                 14,189                      11,627
   9/07                 14,007                      11,629
  12/07                 13,585                      11,384
   3/08                 11,466                       9,924
   6/08                 12,293                      10,368
   9/08                 10,970                       9,644
  12/08                  7,574                       6,997
   3/09                  6,808                       6,315
   6/09                  8,536                       7,792
   9/09                 10,009                       9,034
  12/09                 10,324                       9,409
   3/10                 10,970                      10,125
   6/10                 10,084                       9,191
7/31/10                 10,580                       9,799

                                   [END CHART]

    PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index tracks the performance of common stocks that measure the performance of the securities found in the Russell 2000(R) universe with higher forecasted growth values.

    The Russell 2000(R) Growth Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2010.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 MID CAP GROWTH FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2010, the Fifth Third Mid Cap Growth Fund (Institutional) gained 17.98% on a net of fee basis, underperforming its benchmark, the Russell Midcap(R) Growth Index, which advanced 20.17%.

Stocks started the fiscal year in the midst of a sharp rally off March 2009 lows, boosted by numerous economic indicators pointing towards the nation's recovery from the 2008-09 recession. Midway through the period, however, some leading indicators stalled and worries about European instability due to debt woes in Greece sparked a broad selloff of riskier assets. Against this backdrop, mid cap growth stocks surged early on but endured considerable volatility during the final three months of the period.

Within the Fund, poor stock selection in the hotels, restaurants, and leisure industry bogged down relative gains from the Consumer Discretionary sector. The Fund's stake in the Industrials sector also hindered relative performance, due in part to laggards in the professional services industry and a lack of exposure to the rising airline industry.

Alternatively, solid stock selection in the Information Technology (IT) and Materials sectors boosted relative returns. More specifically, software, IT services, and computer peripheral stocks enhanced gains from the Information Technology sector, and metals and mining stocks aided performance in the Materials sector. In general, more economically sensitive companies did well during the period, and the Fund's overweight positions, relative to the benchmark, in the communications equipment, aerospace and defense, and oil, gas, and consumable fuels industries proved advantageous.

During the period, the Fund increased its exposure in the Consumer Discretionary sector, reflecting confidence that consumers' recessionary woes were easing. By period-end, the Fund was also more aggressively positioned in the more cyclical areas of the Industrials sector as the fundamentals of the economy appeared to solidify. Alternatively, Fund weightings in the more defensive Healthcare and Utilities sectors had been reduced.

--------------------------------------------------------------------------------
 INVESTMENT RISK CONSIDERATIONS
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Mid capitalization funds typically carry additional risk since mid-size companies generally have a higher risk of failure. Historically, mid-size companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                 ENDING
                                        1 YEAR        5 YEAR       10 YEAR      VALUE(2)
                                        ------        ------       -------      --------
Institutional                           17.98%        -0.46%       -0.36%        $9,641
-----------------------------------------------------------------------------------------
Class A Shares                          11.87%        -1.72%       -1.13%        $8,929
-----------------------------------------------------------------------------------------
Class B Shares                          11.67%        -1.70%       -1.36%        $8,717
-----------------------------------------------------------------------------------------
Class C Shares                          16.84%        -1.43%       -1.36%        $8,716
-----------------------------------------------------------------------------------------
Russell Midcap(R) Growth Index(1)       20.17%         1.57%       -0.68%        $9,337
-----------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/10, THE GROSS EXPENSE RATIOS ARE 1.23% (INSTITUTIONAL SHARES), 1.48% (CLASS A) AND 2.23% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception date for the Class B Shares of the Mid Cap Growth Fund is October 11, 2000. Prior to such date, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B Shares.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2010*
 -------------------------------------------------------------------------------
 AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

Intuit, Inc.                                                              2.35%
Salesforce.com, Inc.                                                      1.97%
O'Reilly Automotive, Inc.                                                 1.71%
F5 Networks, Inc.                                                         1.61%
Agilent Technologies, Inc.                                                1.60%
Core Laboratories NV                                                      1.54%
Digital Realty Trust, Inc.                                                1.54%
Kansas City Southern                                                      1.52%
NetApp, Inc.                                                              1.49%
Dresser-Rand Group, Inc.                                                  1.47%

*    Long-term securities.

(+)  Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 MID CAP GROWTH FUND
--------------------------------------------------------------------------------

 GROWTH OF A $10,000 INVESTMENT

                    [CHART OF GROWTH OF A $10,000 INVESTMENT]

                 MID CAP GROWTH          RUSSELL MIDCAP(R)
             (INSTITUTIONAL SHARES)       GROWTH INDEX
7/31/00              $10,000                $10,000
   9/00               10,399                 10,946
  12/00                9,412                  8,401
   3/01                7,819                  6,294
   6/01                9,280                  7,312
   9/01                7,175                  5,279
  12/01                8,820                  6,708
   3/02                8,617                  6,590
   6/02                7,029                  5,386
   9/02                5,761                  4,461
  12/02                6,137                  4,870
   3/03                5,977                  4,869
   6/03                7,115                  5,782
   9/03                7,491                  6,196
  12/03                8,439                  6,950
   3/04                8,672                  7,286
   6/04                8,623                  7,362
   9/04                8,119                  7,043
  12/04                9,140                  8,025
   3/05                8,826                  7,891
   6/05                9,411                  8,162
   9/05                9,928                  8,697
  12/05               10,173                  8,996
   3/06               11,407                  9,681
   6/06               10,765                  9,226
   9/06               10,678                  9,308
  12/06               11,193                  9,955
   3/07               11,856                 10,349
   6/07               12,673                 11,047
   9/07               12,681                 11,284
  12/07               12,136                 11,092
   3/08               10,904                  9,878
   6/08               11,154                 10,337
   9/08                9,144                  8,502
  12/08                6,602                  6,176
   3/09                6,424                  5,968
   6/09                7,637                  7,202
   9/09                8,895                  8,468
  12/09                9,307                  9,035
   3/10                9,842                  9,728
   6/10                8,895                  8,735
7/31/10                9,641                  9,337

                                   [END CHART]

    PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE
    DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

    The Russell Midcap(R) Growth Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2010.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 QUALITY GROWTH FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2010, the Fifth Third Quality Growth Fund (Institutional) gained 8.33% on a net of fee basis, underperforming its benchmark, the Russell 1000(R) Growth Index, which advanced 13.65%.

The fiscal year represented an important period of transition from the 2008-09 recession and into an improved economic period. The recovery seemingly solidified during the early part of the period, but the ensuing optimism was overshadowed during the latter months by skepticism regarding the sustainability of the rebound, especially as sovereign debt woes in Greece escalated in April. Encouraging corporate earnings reports in July helped stem the late-period decline, but a high degree of uncertainty relating to the economic outlook remained.

Against this backdrop, a defensive bias for much of the period hindered the Fund. It also had limited exposure to higher beta stocks, which posted benchmark-beating returns during the market's broader rally through the fiscal year's first eight months.

Digging deeper, the Healthcare sector was by far the single greatest detriment to performance as the Fund's investments performed poorly during the extended debate over healthcare reform. A focus on larger companies within the Information Technology sector also hurt as investors generally preferred mid cap names in the space.

Conversely, an underweight position, relative to the benchmark, and effective stock selection in the defensive-oriented Consumer Staples sector, contributed positively to relative gains. Increased exposure within the Industrials sector also exerted a favorable impact on performance.

While the Fund added to its Industrials holdings during the period, it cut its exposure to the Healthcare sector and shifted its Information Technology sector emphasis from large cap names to somewhat smaller companies with better growth prospects. Such moves were part of a larger effort to reduce the Fund's defensive posturing and better position it for the potential continuation of healthy earnings and the possibility of a sustained global economic recovery. As such, the Fund ended the period with an overweight position in the Industrial and Consumer Discretionary sectors, and underweight stakes in the Consumer Staples, Energy, Healthcare, and Materials sectors.

--------------------------------------------------------------------------------
 INVESTMENT RISK CONSIDERATIONS
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                 ENDING
                                           1 YEAR       5 YEAR     10 YEAR      VALUE(2)
                                           ------       ------     -------      --------
Institutional                               8.33%        0.30%     -2.92%        $7,436
-----------------------------------------------------------------------------------------
Class A Shares                              2.60%       -0.97%     -3.66%        $6,889
-----------------------------------------------------------------------------------------
Class B Shares                              2.19%       -1.04%     -3.90%        $6,720
-----------------------------------------------------------------------------------------
Class C Shares                              7.34%       -0.71%     -3.89%        $6,727
-----------------------------------------------------------------------------------------
Russell 1000(R) Growth Index(1)            13.65%        0.80%     -4.08%        $6,595
-----------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/10, THE GROSS EXPENSE RATIOS ARE 1.13% (INSTITUTIONAL SHARES), 1.38% (CLASS A) AND 2.13% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception date for the Class B Shares of the Quality Growth Fund is October 11, 2000. Prior to such date, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B Shares.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2010*
 -------------------------------------------------------------------------------
 AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

Apple, Inc.                                                               4.06%
Cisco Systems, Inc.                                                       2.97%
Intel Corp.                                                               2.59%
Microsoft Corp.                                                           2.49%
Oracle Corp.                                                              2.21%
International Business Machines Corp.                                     2.13%
McDonald's Corp.                                                          2.02%
Estee Lauder Cos , Inc. (The), Class A                                    1.80%
Fastenal Co.                                                              1.74%
Goodrich Corp.                                                            1.71%

*   Long-term securities.

(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 QUALITY GROWTH FUND
--------------------------------------------------------------------------------

 GROWTH OF A $10,000 INVESTMENT

                    [CHART OF GROWTH OF A $10,000 INVESTMENT]

                 QUALITY GROWTH          RUSSELL 1000(R)
             (INSTITUTIONAL SHARES)       GROWTH INDEX
7/31/00              $10,000                 $10,000
   9/00                9,977                   9,874
  12/00                9,281                   7,766
   3/01                7,717                   6,143
   6/01                8,154                   6,660
   9/01                6,712                   5,367
  12/01                8,004                   6,180
   3/02                7,794                   6,020
   6/02                6,256                   4,896
   9/02                5,098                   4,159
  12/02                5,402                   4,457
   3/03                5,219                   4,409
   6/03                6,046                   5,040
   9/03                6,359                   5,237
  12/03                7,097                   5,783
   3/04                7,119                   5,828
   6/04                7,025                   5,941
   9/04                6,475                   5,631
  12/04                7,034                   6,147
   3/05                6,685                   5,896
   6/05                6,941                   6,041
   9/05                7,246                   6,284
  12/05                7,474                   6,471
   3/06                7,757                   6,671
   6/06                7,322                   6,411
   9/06                7,479                   6,663
  12/06                7,844                   7,058
   3/07                7,941                   7,142
   6/07                8,567                   7,631
   9/07                9,212                   7,952
  12/07                9,525                   7,891
   3/08                8,585                   7,088
   6/08                8,803                   7,177
   9/08                7,778                   6,292
  12/08                6,020                   4,858
   3/09                5,717                   4,658
   6/09                6,467                   5,418
   9/09                7,212                   6,175
  12/09                7,790                   6,666
   3/10                8,028                   6,975
   6/10                7,082                   6,156
7/31/10                7,436                   6,595

                                   [END CHART]

    PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE
    DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of 1,000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values.

    The Russell 1000(R) Growth Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2010.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2010, the Fifth Third Dividend Growth Fund (Institutional) gained 10.44% on a net of fee basis, underperforming its benchmark, the S&P 500 Index, which advanced 13.84%.

Growing investor confidence surrounding the global economic recovery fueled a rise in stocks through the first eight months of the fiscal year, especially among low-quality stocks, which generally outperformed high-quality names. Conditions changed quickly in mid-April, however, as the European debt crisis and signs of slower growth in China cooled appetites for riskier investments. In turn, more defensive issues led the way through the final three months.

With its high-quality bias, the Fund struggled through much of the period, although it rebounded somewhat amid the broader swing away from volatile names in the closing months. An underweight position, relative to the benchmark, and ineffective stock selection in the Financials sector, where dividends had been cut during the 2008-09 credit market meltdown, diminished relative returns as the sector rallied early in the fiscal year. The Fund's Healthcare sector holdings also struggled amid regulatory uncertainties and softening demand trends.

Conversely, investments in the Utilities sector enhanced relative returns. Solid stock selection in the Information Technology and Industrials sectors further bolstered performance, most notably in holdings with fundamentals benefiting from reduced expenses and a cyclical recovery in sales.

Over the course of the 12-month period, the Fund adopted a slightly more defensive profile. It also increased its exposure in the Industrials sector in order to leverage companies with sound fundamentals that seemed well-positioned for a turn in sentiment toward high-quality names. Similarly, select stocks within the Consumer Discretionary sector remained attractive, allowing for the fact that unemployment levels remained high and problems in the housing market continued, creating a drag on consumer spending as a whole.

Meanwhile, the Fund reduced its exposure in the Healthcare sector, where a lack of clarity on the impact of healthcare reforms loomed large, and in the Information Technology sector, where the ranks of appealing dividend growth stocks thinned. The Fund also maintained an underweight position in the Financials sector, where economic and regulatory concerns remain.

--------------------------------------------------------------------------------
 INVESTMENT RISK CONSIDERATIONS
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

As a non-diversified Fund, the Fund may invest a greater percentage of assets in a particular company or a smaller number of companies as compared to diversified funds. As a result, the value of the Fund's shares may fluctuate more than funds invested in a broader range of companies.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        ENDING
                                1 YEAR        5 YEAR       10 YEAR     VALUE(2)
                                ------        ------       -------     --------
Institutional                   10.44%        -0.09%       -5.25%       $5,832
--------------------------------------------------------------------------------
Class A Shares                   4.67%        -1.33%       -5.96%       $5,412
--------------------------------------------------------------------------------
Class B Shares                   4.38%        -1.47%       -6.09%       $5,336
--------------------------------------------------------------------------------
Class C Shares                   9.34%        -1.11%       -6.20%       $5,270
--------------------------------------------------------------------------------
S&P 500 Index(1)                13.84%        -0.17%       -0.76%       $9,263
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/10, THE GROSS EXPENSE RATIOS ARE 2.82% (INSTITUTIONAL SHARES), 3.07% (CLASS A) AND 3.82% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception date for the Class B Shares of the Fund is October 11, 2000. Prior to such date, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B Shares.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2010*
 -------------------------------------------------------------------------------
 AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

Apple, Inc.                                                               3.24%
PepsiCo, Inc.                                                             2.50%
International Business Machines Corp.                                     2.36%
MetLife, Inc.                                                             2.33%
Procter & Gamble Co. (The)                                                2.28%
Johnson & Johnson                                                         2.19%
Cisco Systems, Inc.                                                       2.05%
JPMorgan Chase & Co.                                                      1.97%
Microsoft Corp.                                                           1.96%
Wisconsin Energy Corp.                                                    1.95%

*   Long-term securities.

(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

 GROWTH OF A $10,000 INVESTMENT

                    [CHART OF GROWTH OF A $10,000 INVESTMENT]

                DIVIDEND GROWTH              S&P 500
             (INSTITUTIONAL SHARES)           INDEX
7/31/00             $10,000                  $10,000
   9/00               9,767                   10,060
  12/00               8,217                    9,273
   3/01               6,685                    8,174
   6/01               6,981                    8,652
   9/01               5,913                    7,382
  12/01               6,425                    8,171
   3/02               6,250                    8,194
   6/02               5,316                    7,096
   9/02               4,445                    5,870
  12/02               4,518                    6,366
   3/03               4,345                    6,165
   6/03               4,809                    7,114
   9/03               4,822                    7,302
  12/03               5,438                    8,191
   3/04               5,594                    8,330
   6/04               5,602                    8,474
   9/04               5,149                    8,315
  12/04               5,683                    9,083
   3/05               5,362                    8,887
   6/05               5,489                    9,009
   9/05               5,762                    9,334
  12/05               5,937                    9,530
   3/06               6,139                    9,931
   6/06               6,051                    9,788
   9/06               6,376                   10,342
  12/06               6,710                   11,035
   3/07               6,775                   11,105
   6/07               7,229                   11,803
   9/07               7,609                   12,042
  12/07               7,506                   11,641
   3/08               6,974                   10,542
   6/08               6,556                   10,254
   9/08               6,371                    9,396
  12/08               4,906                    7,334
   3/09               4,445                    6,527
   6/09               4,952                    7,566
   9/09               5,531                    8,747
  12/09               5,903                    9,274
   3/10               6,085                    9,774
   6/10               5,464                    8,657
7/31/10               5,832                    9,263

                                   [END CHART]

    PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE
    DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the S&P 500 Index. The S&P
    500 Index measures the performance of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

    The S&P 500 Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2010.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 MICRO CAP VALUE FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2010, the Fifth Third Micro Cap Value Fund (Institutional) gained 20.99% on a net of fee basis, outperforming its benchmark, the Russell Microcap(R) Value Index, which advanced 20.30%.

Investors spent the first portion of the period focused on the global economic recovery, which was fueled by a record amount of government stimulus funds worldwide, and stocks rallied in anticipation of future growth. Moods changed rather quickly in late April, however, as the Greek debt crisis stirred worries that other European countries were similarly on the verge of default. Concerns over the considerable U.S. deficit and a stubbornly high unemployment rate further dampened enthusiasm.

While navigating the swings in market sentiment, the Fund benefited from an overweight position, relative to the primary benchmark, and solid stock selection in the Energy sector. Early on, equities in both the oilfield equipment and services and exploration and production industries reflected broad skepticism that the price of oil would hold above $70 a barrel. When it did, stock prices climbed.

Elsewhere, an underweight stake in the poorly performing Financials sector also boosted relative returns, as did an emphasis on high quality banks. An overweight position in the Information Technology sector, where semiconductor-related holdings did well, also proved beneficial. At the individual stock level, a resurgence in merger and acquisition activity through the second half of the fiscal year enhanced returns as nine portfolio companies received buyout offers.

Alternatively, an underweight position in the Consumer Discretionary sector, including minimal exposure in the surging media and auto components industries, hindered relative gains. Furthermore, poor stock selection in the machinery industry and an overweight position in trucking companies translated into negative relative returns from the Industrials sector.

The Fund spent much of the period defensively positioned, a strategy that paid off as markets retreated through the closing months. At period-end, the defensive posture remained, with overweight positions in the Consumer Staples and Healthcare sectors, an above-average cash position, and significantly underweight stakes in the Financials and Materials sectors.

--------------------------------------------------------------------------------
 INVESTMENT RISK CONSIDERATIONS
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Micro capitalization funds typically carry additional risk since micro-cap companies generally have a higher risk of failure. Historically, micro-cap stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                      ENDING
                                          1 YEAR       5 YEAR        10 YEAR         VALUE(2)
                                          ------       ------        -------         --------
Institutional                             20.99%        1.20%          9.76%         $25,373
----------------------------------------------------------------------------------------------
Class A Shares                            14.51%       -0.14%          8.93%         $23,532
----------------------------------------------------------------------------------------------
Class B Shares                            14.93%        0.03%          8.81%         $23,273
----------------------------------------------------------------------------------------------
Class C Shares                            19.49%        0.14%          8.85%         $23,360
----------------------------------------------------------------------------------------------
Russell 2000(R) Value Index(1)            20.11%       -0.24%          7.87%         $21,330
----------------------------------------------------------------------------------------------
Russell Microcap(R) Value Index(1)        20.30%       -2.79%          8.33%(3)      $22,253
----------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/10, THE GROSS EXPENSE RATIOS ARE 1.82% (INSTITUTIONAL SHARES), 2.07% (CLASS A) AND 2.82% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance taxes on Fund distributions, or redemption of shares. The inception date for the Class B Shares is October 11, 2000. Prior to such date, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B Shares.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2010*
 -------------------------------------------------------------------------------
 AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

Celadon Group, Inc.                                                       1.87%
Meadowbrook Insurance Group, Inc.                                         1.69%
Gulfport Energy Corp.                                                     1.63%
Barrett Business Services, Inc.                                           1.56%
BofI Holding, Inc.                                                        1.40%
Nash Finch Co.                                                            1.38%
Benihana, Inc., Class A                                                   1.37%
AXT, Inc.                                                                 1.33%
Monmouth Real Estate Investment Corp., Class A                            1.32%
Overhill Farms, Inc.                                                      1.32%

*   Long-term securities.

(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 MICRO CAP VALUE FUND
--------------------------------------------------------------------------------

 GROWTH OF A $10,000 INVESTMENT

                    [CHART OF GROWTH OF A $10,000 INVESTMENT]

                 MICRO CAP VALUE        RUSSELL 2000(R)    RUSSELL MICROCAP(R)
             (INSTITUTIONAL SHARES)       VALUE INDEX          VALUE INDEX
7/31/00             $10,000                 $10,000             $10,000
   9/00              10,119                  10,388              10,318
  12/00               9,387                  11,230              10,367
   3/01              10,236                  11,339              11,012
   6/01              11,958                  12,659              13,253
   9/01              10,178                  10,971              11,292
  12/01              11,537                  12,805              13,222
   3/02              12,742                  14,031              14,438
   6/02              12,761                  13,734              14,964
   9/02              10,121                  10,810              11,684
  12/02              11,565                  11,342              12,456
   3/03              11,430                  10,766              12,142
   6/03              15,015                  13,212              15,287
   9/03              16,808                  14,233              17,311
  12/03              19,592                  16,562              20,361
   3/04              21,301                  17,708              22,045
   6/04              21,850                  17,858              22,012
   9/04              21,301                  17,885              21,516
  12/04              24,144                  20,246              24,623
   3/05              23,231                  19,441              23,339
   6/05              22,275                  20,428              24,066
   9/05              23,731                  21,060              25,121
  12/05              24,068                  21,199              25,397
   3/06              26,608                  24,063              28,925
   6/06              25,336                  23,412              27,824
   9/06              24,767                  24,009              28,091
  12/06              27,147                  26,177              30,935
   3/07              28,123                  26,559              31,302
   6/07              29,178                  27,171              31,935
   9/07              27,303                  25,471              29,573
  12/07              24,517                  23,618              26,874
   3/08              23,398                  22,076              24,895
   6/08              22,589                  21,293              22,971
   9/08              23,594                  22,350              24,011
  12/08              17,023                  16,786              17,490
   3/09              14,499                  13,490              13,908
   6/09              19,288                  15,918              16,729
   9/09              22,136                  19,532              20,592
  12/09              22,848                  20,240              20,550
   3/10              25,502                  22,268              23,172
   6/10              24,143                  19,909              20,936
7/31/10              25,373                  21,330              22,253

                                   [END CHART]

    PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE
    DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell 2000(R) Value Index and the Russell Microcap(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with a less-than-average growth orientation. The Russell Microcap(R) Value Index measures the performance of those Russell Microcap companies with lower price-to-book ratios and lower forecasted growth values.

    The Russell 2000(R) Value Index and the Russell Microcap(R) Value Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2010.

(3) The average annual total return for the Russell Microcap(R) Value Index since its inception.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2010, the Fifth Third Small Cap Value Fund (Institutional) advanced 22.00% on a net of fee basis, outperforming its benchmark, the Russell 2000(R) Value Index, which gained 20.11%.

Through the first part of the fiscal year, positive investor sentiment, fueled by encouraging economic developments such as improving industrial production, boosted the broader stock market. In late April, however, attitudes changed and concerns flared regarding the sustainability of the economic recovery, especially as government stimulus programs wound down, unemployment remained high, and consumers remained lethargic. In turn, equities retreated.

Positioned defensively throughout the period, the Fund maintained an underweight position, relative to the benchmark, in the Consumer Discretionary sector, an overweight stake in the Consumer Staples sector, and an above-average cash position. This hindered performance as markets surged, but proved beneficial during the late-period swoon. An underweight stake in the Healthcare sector further aided relative returns as the debate over the health care reform bill cast an air of uncertainty over the industry.

Overall, the key to the Fund's outperformance was stock selection, which proved advantageous throughout the year. More specifically, investments in the Industrials, Consumer Discretionary, and Consumer Staples sectors enhanced relative gains. The Industrials sector stake benefited from holdings in the electrical equipment and transportation industries, while specialty retailers boosted the Consumer Discretionary position. Within Consumer Staples, food producers and grocery store operators supplied a lift.

Conversely, the Fund's positions in the Materials and Information Technology sectors hindered relative returns, bogged down by laggards in the steel, paper, software, and communications equipment industries.

As the period progressed, the Fund cut its exposure to the Information Technology sector from overweight to underweight. A portion of the proceeds was directed into the Materials sector, which finished as an overweight position. And while the Fund's profile remained largely defensive, its primary focus remains bottom-up stock analysis designed to help identify undervalued companies offering solid potential for positive changes going forward.

--------------------------------------------------------------------------------
 INVESTMENT RISK CONSIDERATIONS
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     INCEPTION                              SINCE      ENDING
                                       DATE        1 YEAR       5 YEAR    INCEPTION   VALUE(2)
                                     ---------     ------      ------     ---------   --------
Institutional                         4/1/03       22.00%       1.51%       8.91%     $18,697
-----------------------------------------------------------------------------------------------
Class A Shares                        4/1/03       15.62%       0.21%       7.86%     $17,418
-----------------------------------------------------------------------------------------------
Class B Shares                        4/1/03       15.76%       0.19%       7.81%     $17,360
-----------------------------------------------------------------------------------------------
Class C Shares                        4/1/03       20.83%       0.48%       7.80%     $17,342
-----------------------------------------------------------------------------------------------
Russell 2000(R) Value Index(1)                     20.11%      -0.24%       9.77%     $19,813
-----------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/10, THE GROSS EXPENSE RATIOS ARE 1.31% (INSTITUTIONAL SHARES), 1.56% (CLASS A) AND 2.31% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2010*
 -------------------------------------------------------------------------------
 AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

Innophos Holdings, Inc.                                                   2.18%
Black Hills Corp.                                                         1.89%
Meadowbrook Insurance Group, Inc.                                         1.85%
Endurance Specialty Holdings, Ltd.                                        1.83%
Olin Corp.                                                                1.80%
ATC Technology Corp.                                                      1.80%
Entertainment Properties Trust                                            1.66%
Glacier Bancorp, Inc.                                                     1.65%
Cleco Corp.                                                               1.61%
Fresh Del Monte Produce, Inc.                                             1.61%

*   Long-term securities.

(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

 GROWTH OF A $10,000 INVESTMENT

                    [CHART OF GROWTH OF A $10,000 INVESTMENT]

                    SMALL CAP VALUE          RUSSELL 2000(R)
                (INSTITUTIONAL SHARES)         VALUE INDEX
 4/1/03               $10,000                    $10000
   6/03                11,240                     12272
   9/03                11,860                     13220
  12/03                13,841                     15384
   3/04                14,837                     16449
   6/04                14,732                     16588
   9/04                14,346                     16613
  12/04                15,471                     18806
   3/05                16,041                     18058
   6/05                16,520                     18975
   9/05                16,741                     19562
  12/05                17,326                     19692
   3/06                18,519                     22351
   6/06                18,281                     21747
   9/06                18,460                     22302
  12/06                19,692                     24315
   3/07                20,421                     24671
   6/07                21,092                     25238
   9/07                20,081                     23659
  12/07                18,851                     21938
   3/08                17,859                     20506
   6/08                18,059                     19779
   9/08                18,583                     20760
  12/08                13,472                     15593
   3/09                10,994                     12531
   6/09                13,893                     14786
   9/09                16,996                     18143
  12/09                18,044                     18801
   3/10                19,624                     20685
   6/10                17,873                     18493
7/31/10                18,697                     19813

                                   [END CHART]

    PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE
    DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios.

    The Russell 2000(R) Value Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2010.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 ALL CAP VALUE FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2010, the Fifth Third All Cap Value Fund (Institutional) gained 11.30% on a net of fee basis, underperforming its benchmark, the Russell 3000(R) Value Index, which advanced 15.78%.

Through much of the fiscal year, positive sentiment contributed to a rising U.S. stock market as the domestic economy emerged from the 2008-09 recession. A number of crosscurrents developed in the final four months of the period, however, resulting in a more negative tone. Most notably, as Europe contended with sovereign debt issues and a massive oil well leak soiled the Gulf of Mexico, concerns grew over U.S. government intervention in the private sector and a renewed interest in business regulations.

All told, lower-quality securities outperformed higher-quality investments and investors exhibited a preference for higher-beta stocks--those that tend to outperform the broader market during rallies and underperform during slumps. Moreover, small and mid cap stocks generally outperformed large cap stocks.

Within the Fund, an average weighted market cap of $52 billion, compared to the $61 billion average of the Russell 3000 Value Index, proved effective, but poor stock selection led to the Fund's overall underperformance. The weakest sectors, relative to the benchmark, included Energy, where exposure to oilfield services and equipment companies with operations in the Gulf of Mexico impacted performance, and Information Technology. Metals and mining stocks also hindered relative returns from the Materials sector.

Alternatively, solid stock selection in the Telecommunication Services sector bolstered relative gains, as did investments in the Financials sector, where smaller regional banks supplied a lift. Solid performers among food producers offset a drag from grocery store operators and led to positive relative returns in the Consumer Staples sector.

At period-end, the Fund was skewed with a modestly pro-cyclical orientation, focused on areas most likely to benefit from global economic growth as prospects for U.S. consumer spending remaining tepid. The positioning particularly emphasized capital goods companies and featured overweight stakes in the Industrials, Energy, Information Technology, and Materials sectors.

--------------------------------------------------------------------------------
 INVESTMENT RISK CONSIDERATIONS
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                              ENDING
                                    1 YEAR         5 YEAR       10 YEAR      VALUE(2)
                                    ------         ------       -------      --------
Institutional                       11.30%         -1.62%        4.80%       $15,981
--------------------------------------------------------------------------------------
Class A Shares                       5.44%         -2.85%        3.98%       $14,771
--------------------------------------------------------------------------------------
Class B Shares                       5.24%         -2.83%        3.83%       $14,559
--------------------------------------------------------------------------------------
Class C Shares                      10.20%         -2.60%        3.82%       $14,548
--------------------------------------------------------------------------------------
Russell 3000(R) Value Index(1)      15.78%         -0.87%        3.28%       $13,806
--------------------------------------------------------------------------------------
Russell Midcap(R) Value Index(1)    26.14%          1.22%        8.08%       $21,750
--------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/10, THE GROSS EXPENSE RATIOS ARE 1.42% (INSTITUTIONAL SHARES), 1.67% (CLASS A) AND 2.42% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to August 13, 2001, the quoted performance of the All Cap Value Fund Institutional Shares reflects the performance of the Fifth Third/Maxus Equity Fund Institutional Shares with an inception date of April 1, 1999. The inception date for the Class A, Class B and Class C Shares is August 13, 2001. Prior to such date, the quoted performance for Class A Shares reflects performance of the Fifth Third/Maxus Equity Fund Investor Shares and is adjusted for the maximum sales charges. The quoted performance of Class B and Class C Shares reflects the performance of the Fifth Third/Maxus Equity Fund Investor Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2010*
 -------------------------------------------------------------------------------
 AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

General Electric Co.                                                      3.60%
JPMorgan Chase & Co.                                                      2.56%
ConocoPhillips                                                            2.20%
Merck & Co., Inc.                                                         2.03%
Dow Chemical Co. (The)                                                    2.02%
Wells Fargo & Co.                                                         2.00%
Forest Laboratories, Inc.                                                 1.96%
Apache Corp.                                                              1.95%
Chevron Corp.                                                             1.90%
UnitedHealth Group, Inc.                                                  1.86%

*   Long-term securities.

(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 ALL CAP VALUE FUND
--------------------------------------------------------------------------------

 GROWTH OF A $10,000 INVESTMENT

                    [CHART OF GROWTH OF A $10,000 INVESTMENT]

                         ALL CAP VALUE            RUSSELL 3000(R)    RUSSELL MIDCAP(R)
                    (INSTITUTIONAL SHARES)          VALUE INDEX        VALUE INDEX
7/31/00                    $10,000                    $10,000            $10,000
   9/00                     10,490                     10,635             10,715
  12/00                     11,054                     11,049             11,727
   3/01                     10,905                     10,451             11,313
   6/01                     11,558                     11,011             12,110
   9/01                     10,047                      9,787             10,711
  12/01                     11,931                     10,570             11,999
   3/02                     11,907                     11,044             12,947
   6/02                     10,915                     10,158             12,342
   9/02                      9,201                      8,232             10,126
  12/02                     10,043                      8,965             10,842
   3/03                      9,394                      8,528             10,402
   6/03                     11,576                     10,033             12,264
   9/03                     12,197                     10,281             12,992
  12/03                     14,126                     11,757             14,969
   3/04                     14,739                     12,148             15,770
   6/04                     14,779                     12,254             16,042
   9/04                     14,582                     12,429             16,321
  12/04                     16,302                     13,749             18,518
   3/05                     16,241                     13,712             18,661
   6/05                     16,579                     13,981             19,539
   9/05                     17,323                     14,514             20,585
  12/05                     17,553                     14,690             20,860
   3/06                     19,009                     15,659             22,449
   6/06                     18,747                     15,704             22,324
   9/06                     19,754                     16,627             23,112
  12/06                     21,170                     17,973             25,077
   3/07                     21,774                     18,199             26,295
   6/07                     23,316                     19,053             27,256
   9/07                     22,870                     18,910             26,289
  12/07                     21,667                     17,791             24,720
   3/08                     19,488                     16,270             22,583
   6/08                     18,474                     15,429             22,599
   9/08                     16,913                     14,617             20,898
  12/08                     12,763                     11,342             15,217
   3/09                     11,033                      9,413             12,984
   6/09                     13,200                     10,996             15,703
   9/09                     15,686                     13,039             19,411
  12/09                     16,182                     13,583             20,422
   3/10                     17,326                     14,540             22,385
   6/10                     14,926                     12,927             20,242
7/31/10                     15,981                     13,806             21,750

                                   [END CHART]

    PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE
    DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell 3000(R) Value Index and the Russell Midcap(R) Value Index. The Russell 3000(R) Value Index measures the performance of those companies in the Russell 3000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Value Index measures the performance of those Russell mid cap companies with lower price-to-book ratios and lower forecasted growth values.

    The Russell 3000(R) Value and the Russell Midcap(R) Value Indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2010.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 DISCIPLINED LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2010, the Fifth Third Disciplined Large Cap Value Fund (Institutional) advanced 11.80% on a net of fee basis, underperforming its benchmark, the Russell 1000(R) Value Index, which gained 15.39%.

Through much of the fiscal year, positive sentiment contributed to a rising U.S. stock market as the domestic economy emerged from the 2008-09 recession. A number of crosscurrents developed in the final four months of the period, however, resulting in a more negative tone. Most notably, as Europe contended with sovereign debt issues and a massive oil well leak soiled the Gulf of Mexico, concerns grew over U.S. government intervention in the private sector and a renewed interest in business regulations.

Although the market experienced a number of significant shifts in sentiment during the period, lower-quality stocks generally outperformed higher-quality equities and small and mid cap stocks generally outgained large capitalization equities. As a result, the Fund's emphasis on higher-quality names hampered relative gains, as did its underweight exposure, relative to the benchmark, to the smallest companies in the benchmark. Concurrently, an underweight position in the largest cap stocks in the benchmark proved advantageous.

As the broader economic outlook generally improved during the period, the top performing sectors in the benchmark included the pro-cyclical Consumer Discretionary, Industrial, and Materials sectors. The traditionally defensive Healthcare, Telecommunication Services, Energy, and Utilities sectors ranked among the poorest performers.

The Fund suffered from overweight stakes in the Healthcare and Information Technology sectors, as well as an underweight position in Financials. Stock selection in the Energy and Consumer Discretionary sectors further diminished relative gains.

Alternatively, underweight positions in the Utilities and Energy sectors contributed positively to relative returns, along with effective stock selection in the Telecommunication Services and Financials sectors.

--------------------------------------------------------------------------------
 INVESTMENT RISK CONSIDERATIONS
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                            ENDING
                                   1 YEAR         5 YEAR       10 YEAR     VALUE(2)
                                   ------         ------       -------     --------
Institutional                      11.80%         -1.09%        2.74%      $13,107
------------------------------------------------------------------------------------
Class A Shares                      5.96%         -2.34%        1.95%      $12,130
------------------------------------------------------------------------------------
Class B Shares                      5.61%         -2.36%        1.84%      $11,998
------------------------------------------------------------------------------------
Class C Shares                     10.66%         -2.09%        1.71%      $11,849
------------------------------------------------------------------------------------
Russell 1000(R)Value Index(1)      15.39%         -0.91%        2.92%      $13,338
------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/10, THE GROSS EXPENSE RATIOS ARE 1.07% (INSTITUTIONAL SHARES), 1.32% (CLASS A) AND 2.07% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception date for the Class B Shares of the Disciplined Large Cap Value Fund is October 11, 2000. Prior to such date, quoted performance reflects performance of Class A Shares and is adjusted to reflect expenses and applicable sales charges of Class B Shares.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2010*
 -------------------------------------------------------------------------------
 AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

JPMorgan Chase & Co.                                                      3.51%
General Electric Co.                                                      3.44%
Chevron Corp.                                                             3.28%
Verizon Communications, Inc.                                              3.22%
ConocoPhillips                                                            3.15%
Forest Laboratories, Inc.                                                 3.13%
UnitedHealth Group, Inc.                                                  2.85%
Wells Fargo & Co.                                                         2.85%
Travelers Cos., Inc. (The)                                                2.57%
Apache Corp.                                                              2.53%

*   Long-term securities.

(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 DISCIPLINED LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

 GROWTH OF A $10,000 INVESTMENT

                    [CHART OF GROWTH OF A $10,000 INVESTMENT]

                 DISCIPLINED LARGE CAP VALUE        RUSSELL 1000(R)
                   (INSTITUTIONAL SHARES)            VALUE INDEX
7/31/00                 $10,000                        $10,000
   9/00                  10,755                         10,653
  12/00                  11,358                         11,036
   3/01                  10,138                         10,390
   6/01                  10,363                         10,897
   9/01                   9,420                          9,704
  12/01                   9,955                         10,419
   3/02                  10,122                         10,846
   6/02                   9,127                          9,922
   9/02                   7,862                          8,059
  12/02                   8,590                          8,802
   3/03                   8,135                          8,374
   6/03                   9,687                          9,820
   9/03                   9,996                         10,023
  12/03                  11,522                         11,445
   3/04                  11,854                         11,792
   6/04                  12,143                         11,896
   9/04                  12,241                         12,079
  12/04                  13,103                         13,333
   3/05                  13,155                         13,345
   6/05                  13,307                         13,568
   9/05                  13,986                         14,095
  12/05                  13,887                         14,273
   3/06                  14,701                         15,120
   6/06                  14,899                         15,210
   9/06                  15,753                         16,156
  12/06                  16,808                         17,448
   3/07                  17,002                         17,665
   6/07                  18,007                         18,535
   9/07                  17,999                         18,490
  12/07                  17,074                         17,418
   3/08                  15,826                         15,900
   6/08                  15,015                         15,055
   9/08                  14,033                         14,134
  12/08                  10,863                         11,000
   3/09                   9,382                          9,156
   6/09                  10,846                         10,684
   9/09                  12,629                         12,633
  12/09                  13,195                         13,166
   3/10                  13,991                         14,059
   6/10                  12,133                         12,492
7/31/10                  13,107                         13,338

                                   [END CHART]

    PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE
    DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of 1,000 securities found in the Russell universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields and lower forecasted growth values.

    The Russell 1000(R) Value Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these valueadded services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2010.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 STRUCTURED LARGE CAP PLUS FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2010, the Fifth Third Structured Large Cap Plus Fund (Institutional) gained 12.35% on a net of fee basis, underperforming its benchmark, the S&P 500 Index, which advanced 13.84%.

After posting solid gains through the first eight-plus months of the period, stocks faltered through the closing quarter. The optimism regarding the global economic recovery that buoyed investors through the second half of 2009 and the first few months of 2010 gave way to concerns about the rebound's sustainability starting in April. Major developments feeding the reversal in sentiment included government debt woes in Greece and other European countries and an easing economic expansion in China.

Such conditions, in general, were difficult for the quantitative model that drives the Fund's investment strategy. Built to discern longer-term trends, the model struggled amid persistent turbulence in investors' shifting preferences for styles, sectors, and other factors. Moreover, lower-quality stocks led the market for much of the period, which hindered Fund performance. Among the Fund's factor groups, investor sentiment weighed on returns, valuation and earnings quality boosted relative gains, and capital discipline finished flat. As volatility increased through the final four months of the period, the Fund's short positions contributed positively to relative performance.

Digging deeper, exposure in the Industrials sector diminished returns, hindered by poor stock selection in the aerospace and defense industry and underweight positions, relative to the primary benchmark in the surging airline and road and rail industries. Investments in the Information Technology and Consumer Discretionary sectors further reduced relative gains.

Alternatively, solid stock selection in the oil, gas, and consumable fuels industry generated positive relative returns from the Energy sector. Holdings in the Financials sector, most notably among insurers and capital markets companies, added to gains, as did an underweight stake and effective stock selection in the slumping biotechnology industry.

--------------------------------------------------------------------------------
 INVESTMENT RISK CONSIDERATIONS
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The Fund is subject to risks associated with short selling, which may result in the Fund sustaining greater losses or lower returns than if the Fund held only long positions.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        ENDING
                                  1 YEAR       5 YEAR     10 YEAR      VALUE(2)
                                  ------       ------     -------      --------
Institutional                     12.35%       -5.67%     -4.04%        $6,618
--------------------------------------------------------------------------------
Class A Shares                     6.37%       -6.86%     -4.77%        $6,135
--------------------------------------------------------------------------------
Class B Shares                     6.52%       -6.94%     -4.99%        $5,991
--------------------------------------------------------------------------------
Class C Shares                    11.17%       -6.61%     -5.01%        $5,983
--------------------------------------------------------------------------------
S&P 500 Index(1)                  13.84%       -0.17%     -0.76%        $9,263
--------------------------------------------------------------------------------
Russell 1000(R) Index(1)          14.51%        0.02%     -0.39%        $9,616
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT DIVIDENDS ON SHORT SALES, EXTRAORDINARY EXPENSES AND INTEREST EXPENSE AS WELL AS THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/10, THE GROSS EXPENSE RATIOS ARE 2.04% (INSTITUTIONAL SHARES), 2.29% (CLASS A), 3.04% (CLASS B) AND 3.06% (CLASS C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to October 29, 2001, the quoted performance of the Structured Large Cap Plus Fund Institutional Shares reflects the performance of the Kent Growth and Income Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for the Class A Shares reflects performance of the Kent Growth and Income Fund Investment Shares, with an inception date of December 1, 1992, adjusted for maximum sales charge. The inception date of Class B and Class C Shares is October 29, 2001. The quoted performance of Class B and Class C Shares reflects the performance of the Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2010*
 -------------------------------------------------------------------------------
 AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

Microsoft Corp.                                                           2.38%
International Business Machines Corp.                                     2.20%
General Electric Co.                                                      2.19%
AT&T, Inc.                                                                2.15%
Intel Corp.                                                               1.84%
Bank of America Corp.                                                     1.82%
Chevron Corp.                                                             1.74%
Procter & Gamble Co. (The)                                                1.64%
ConocoPhillips                                                            1.62%
Philip Morris International, Inc.                                         1.60%

*   Long-term securities.

(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 STRUCTURED LARGE CAP PLUS FUND
--------------------------------------------------------------------------------

 GROWTH OF A $10,000 INVESTMENT

                    [CHART OF GROWTH OF A $10,000 INVESTMENT]

            STRUCTURED LARGE CAP PLUS      S&P 500     RUSSELL 1000(R)
             (INSTITUTIONAL SHARES)         INDEX         INDEX
7/31/00            $10,000                 $10,000       $10,000
   9/00              9,978                  10,060        10,242
  12/00              9,210                   9,273         9,304
   3/01              8,113                   8,174         8,135
   6/01              8,534                   8,652         8,648
   9/01              7,324                   7,382         7,331
  12/01              8,029                   8,171         8,146
   3/02              8,043                   8,194         8,206
   6/02              6,964                   7,096         7,102
   9/02              5,700                   5,870         5,901
  12/02              6,121                   6,366         6,382
   3/03              5,907                   6,165         6,194
   6/03              6,731                   7,114         7,169
   9/03              6,878                   7,302         7,384
  12/03              7,719                   8,191         8,290
   3/04              7,909                   8,330         8,447
   6/04              7,983                   8,474         8,566
   9/04              7,803                   8,315         8,411
  12/04              8,540                   9,083         9,235
   3/05              8,512                   8,887         9,059
   6/05              8,604                   9,009         9,245
   9/05              8,831                   9,334         9,610
  12/05              9,026                   9,530         9,814
   3/06              9,480                   9,931        10,255
   6/06              9,308                   9,788        10,084
   9/06              9,867                  10,342        10,594
  12/06             10,531                  11,035        11,331
   3/07             10,643                  11,105        11,468
   6/07             11,176                  11,803        12,144
   9/07             11,019                  12,042        12,385
  12/07             10,775                  11,641        11,985
   3/08              9,504                  10,542        10,848
   6/08              9,286                  10,254        10,643
   9/08              8,577                   9,396         9,648
  12/08              5,960                   7,334         7,479
   3/09              4,819                   6,527         6,697
   6/09              5,487                   7,566         7,802
   9/09              6,330                   8,747         9,056
  12/09              6,681                   9,274         9,606
   3/10              6,993                   9,774        10,153
   6/10              6,224                   8,657         8,991
7/31/10              6,618                   9,263         9,616

                                   [END CHART]

    PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE
    DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell 1000(R) Index and the S&P 500 Index. The Russell 1000(R) Index measures the performance of 1,000 largest securities found in the Russell universe. The S&P 500 Index measures the performance of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

    The Russell 1000(R) Index and the S&P 500 Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2010.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 EQUITY INDEX FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2010, the Fifth Third Equity Index Fund (Institutional) gained 13.77% on a net of fee basis, compared to its benchmark, the S&P 500 Index, which advanced 13.84%.

The Fund generally seeks to duplicate the returns of the S&P 500 Index, but occasionally, a modest deviation may result from an assortment of technical factors. One area where an advantage or disadvantage may materialize is in the trading processes surrounding Index membership changes. The Fund may implement transactions earlier or later than the Index's official change date, which can generate slightly different returns. Such strategies vary based on the broader market environment and the makeup of the Index changes.

During the period, a modest 21 Index changes occurred, including 12 due to merger and acquisition activity. The bulk of the changes (14) occurred between October 2009 and March 2010, and activity slowed considerably during the final four months of the fiscal year.

More broadly, after posting solid gains through the first eight-plus months of the period, stocks faltered through the closing quarter. The optimism regarding the global economic recovery that buoyed investors through the second half of 2009 and the first few months of 2010 gave way to concerns about the rebound's sustainability starting in April. Major developments feeding the reversal in sentiment included government debt woes in Greece and other European countries and an easing economic expansion in China.

Amid the volatility, all 10 economic sectors within the S&P 500 Index advanced during the 12-month period. The early economic optimism boosted the Industrials sector, especially within the airline and machinery industries, as well as the Consumer Discretionary sector, which was led by the automobile industry, internet and catalog retailers. Additionally, renewed interest in Real Estate Investment Trusts, which suffered significantly during the recession, bolstered the Financials sector.

The poorest performing sectors included Healthcare, which contended with persistent uncertainty about the healthcare industry reform act, and Energy, due largely to the massive oil well leak in the Gulf of Mexico. The
Telecommunication Services sector also lagged the benchmark.

--------------------------------------------------------------------------------
 INVESTMENT RISK CONSIDERATIONS
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund invests substantially all of its assets in common stock of companies that make up the S&P 500(R) Index. The Advisor attempts to track the performance of the S&P 500(R) Index to achieve a correlation of 95% between the performance of the Fund and that of the S&P 500(R) Index without taking into account the Fund's expenses.

It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        ENDING
                                1 YEAR         5 YEAR       10 YEAR    VALUE(2)
                                ------         ------       -------    --------
Institutional                   13.77%         -0.27%       -0.96%      $9,084
--------------------------------------------------------------------------------
Class A Shares                   7.82%         -1.53%       -1.71%      $8,414
--------------------------------------------------------------------------------
Class B Shares                   7.62%         -1.64%       -1.94%      $8,217
--------------------------------------------------------------------------------
Class C Shares                  12.43%         -1.31%       -1.96%      $8,205
--------------------------------------------------------------------------------
Select Shares                   13.68%         -0.35%       -1.03%      $9,013
--------------------------------------------------------------------------------
Preferred Shares                13.61%         -0.42%       -1.11%      $8,945
--------------------------------------------------------------------------------
Trust Shares                    13.49%         -0.52%       -1.20%      $8,861
--------------------------------------------------------------------------------
S&P 500 Index(1)                13.84%         -0.17%       -0.76%      $9,263
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/10, THE GROSS EXPENSE RATIOS ARE 0.61% (INSTITUTIONAL SHARES), 0.86% (CLASS A), 0.69% (SELECT SHARES), 0.76% (PREFERRED SHARES), 0.86% (TRUST SHARES) AND 1.61% (CLASSES B & C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to October 29, 2001, the quoted performance of the Equity Index Fund Institutional Shares reflects the performance of the Kent Index Equity Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for the Class A Shares reflects the performance of the Kent Index Equity Fund Investment Shares, with an inception date of November 25, 1992, adjusted for maximum sales charge. The inception date for the Class B and Class C is October 29, 2001. Prior to such date, quoted performance of Class B and Class C reflects performance of the Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C. The inception date for the Select, Preferred and Trust Shares is October 20, 2003. Prior to such date, quoted performance of the Select, Preferred and Trust Shares reflects performance of the Institutional Shares and is adjusted to reflect expenses for Select, Preferred and Trust Shares.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2010*
 -------------------------------------------------------------------------------
 AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

Exxon Mobil Corp.                                                         2.85%
Apple, Inc.                                                               2.18%
Microsoft Corp.                                                           1.83%
Procter & Gamble Co. (The)                                                1.64%
General Electric Co.                                                      1.61%
International Business Machines Corp.                                     1.53%
JPMorgan Chase & Co.                                                      1.49%
Johnson & Johnson                                                         1.49%
Chevron Corp.                                                             1.43%
AT&T, Inc.                                                                1.43%

*   Long-term securities.

(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 EQUITY INDEX FUND
--------------------------------------------------------------------------------

 GROWTH OF A $10,000 INVESTMENT

                    [CHART OF GROWTH OF A $10,000 INVESTMENT]

               EQUITY INDEX          S&P 500
          (INSTITUTIONAL SHARES)      INDEX
7/31/00           $10,000             $10,000
   9/00            10,057              10,060
  12/00             9,269               9,273
   3/01             8,163               8,174
   6/01             8,632               8,652
   9/01             7,359               7,382
  12/01             8,136               8,171
   3/02             8,151               8,194
   6/02             7,054               7,096
   9/02             5,831               5,870
  12/02             6,318               6,366
   3/03             6,116               6,165
   6/03             7,052               7,114
   9/03             7,230               7,302
  12/03             8,099               8,191
   3/04             8,230               8,330
   6/04             8,365               8,474
   9/04             8,205               8,315
  12/04             8,960               9,083
   3/05             8,763               8,887
   6/05             8,879               9,009
   9/05             9,195               9,334
  12/05             9,383               9,530
   3/06             9,777               9,931
   6/06             9,629               9,788
   9/06            10,172              10,342
  12/06            10,848              11,035
   3/07            10,913              11,105
   6/07            11,598              11,803
   9/07            11,826              12,042
  12/07            11,423              11,641
   3/08            10,336              10,542
   6/08            10,053              10,254
   9/08             9,210               9,396
  12/08             7,201               7,334
   3/09             6,410               6,527
   6/09             7,427               7,566
   9/09             8,583               8,747
  12/09             9,097               9,274
   3/10             9,586               9,774
   6/10             8,490               8,657
7/31/10             9,084               9,263

                                   [END CHART]

    PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE
    DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the S&P 500 Index. The S&P
    500 Index measures the performance of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

    The S&P 500 Index is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2010.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2010, the Fifth Third International Equity Fund (Institutional) gained 4.61% on a net of fee basis, underperforming its benchmark, the MSCI EAFE Index, which advanced 6.26%.

International stocks spent the first half of the fiscal year on the rise as the world economy seemed to stabilize and show signs of improvement. Cyclical stocks tended to benefit from such conditions. In early 2010, however, worries surfaced about the ability of countries such as Greece, Portugal, Ireland, Italy, and Spain to manage significant debt loads, and investor sentiment quickly soured. Concerns over the durability of the economic recovery in China also loomed and contributed to declines in most international equity markets.

The market's broad swings complicated matters for the Fund's four factor groups--valuation, earnings quality, sentiment, and capital use--which generally perform best during periods of modest volatility. Overall, earnings quality factors diminished relative returns, while valuation factors proved effective, aside from a setback during the broader decline in the second half of the period. Through the final weeks of the fiscal year, however, both earnings quality and valuation staged a modest comeback as corporate earnings consistently topped expectations and bolstered investor confidence.

From a geographic standpoint, poor stock selection in the United Kingdom, particularly within the Consumer Discretionary, Materials, and Energy sectors, weighed on relative returns. Additionally, weak stock selection within Germany's Industrials sector and Hong Kong's Financials sector further detracted from performance.

Positive contributions came from an overweight position, relative to the benchmark, and effective stock selection, in Australia's Consumer Staples sector. Investments in Australia's Industrials and Financials sectors also proved beneficial. Solid stock selection and effective sector allocations within Japan further enhanced relative returns, as did an overweight stake in Singapore's Industrials sector.

--------------------------------------------------------------------------------
 INVESTMENT RISK CONSIDERATIONS
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                       ENDING
                               1 YEAR       5 YEAR       10 YEAR      VALUE(2)
                               ------       ------       -------      --------
Institutional                   4.61%        1.08%        0.91%       $10,952
------------------------------------------------------------------------------
Class A Shares                 -0.87%       -0.22%        0.18%       $10,181
------------------------------------------------------------------------------
Class B Shares                 -1.43%       -0.17%        0.01%       $10,008
------------------------------------------------------------------------------
Class C Shares                  3.59%        0.07%       -0.09%        $9,908
------------------------------------------------------------------------------
MSCI EAFE Index(1)              6.26%        2.10%        1.51%       $11,615
------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT INTEREST EXPENSE AS WELL AS THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/10, THE GROSS EXPENSE RATIOS ARE 1.34% (INSTITUTIONAL SHARES), 1.59% (CLASS
A) AND 2.34% (CLASSES B & C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. Class B Shares were initially offered on October 11, 2000. The performance figures for Class B Shares for periods prior to such date represent the performance for Class A Shares adjusted to reflect expenses and applicable sales charges for Class B Shares.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2010*
 -------------------------------------------------------------------------------
 AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

Nestle SA                                                                 2.43%
AstraZeneca PLC                                                           1.65%
Royal Dutch Shell PLC, Class A                                            1.64%
Telefonica SA                                                             1.62%
Novartis AG                                                               1.60%
BASF SE                                                                   1.56%
British American Tobacco PLC                                              1.43%
Sanofi-Aventis SA                                                         1.42%
Australia & New Zealand Banking Group, Ltd.                               1.40%
BHP Billiton PLC                                                          1.39%

*   Long-term securities.

(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

 GROWTH OF A $10,000 INVESTMENT

                      [CHART OF GROWTH OF A $10,000 INVESTMENT]

                INTERNATIONAL EQUITY        MSCI EAFE
               (INSTITUTIONAL SHARES)         INDEX
7/31/00              $10,000                $10,000
   9/00                9,693                  9,598
  12/00                9,433                  9,325
   3/01                8,367                  8,047
   6/01                8,321                  7,963
   9/01                7,474                  6,848
  12/01                7,745                  7,326
   3/02                7,865                  7,363
   6/02                7,763                  7,207
   9/02                6,369                  5,785
  12/02                6,678                  6,158
   3/03                6,121                  5,652
   6/03                7,106                  6,741
   9/03                7,626                  7,289
  12/03                8,900                  8,534
   3/04                9,041                  8,904
   6/04                9,173                  8,923
   9/04                9,041                  8,899
  12/04               10,320                 10,262
   3/05               10,205                 10,245
   6/05               10,090                 10,142
   9/05               11,225                 11,194
  12/05               11,762                 11,651
   3/06               12,834                 12,746
   6/06               12,724                 12,835
   9/06               13,145                 13,339
  12/06               14,385                 14,720
   3/07               15,044                 15,320
   6/07               16,321                 16,301
   9/07               16,815                 16,656
  12/07               16,509                 16,364
   3/08               15,209                 14,907
   6/08               14,463                 14,571
   9/08               11,308                 11,575
  12/08                9,069                  9,266
   3/09                7,639                  7,974
   6/09                9,531                 10,002
   9/09               11,264                 11,949
  12/09               11,443                 12,210
   3/10               11,682                 12,315
   6/10                9,953                 10,594
7/31/10               10,952                 11,615

                   [END CHART]

    PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE
    DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index. The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is generally representative of a sample of companies of the market structure of 20 European and Pacific Basin countries.

    The MSCI EAFE Index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2010.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2010, the Fifth Third Strategic Income Fund (Institutional) advanced 20.39% on a net of fee basis, outperforming its primary benchmark, the Barclays Capital U.S. Aggregate Bond Index, which gained 8.91%.

Credit markets largely enjoyed a resurgence during the fiscal year, boosted by stabilizing global economies, supportive government policies, and a search for higher yields in a low interest rate environment. Within that broader picture, however, two distinct themes emerged. Through the first half of the period, confidence in the economic recovery rose and spurred investors to bid up riskier investments. During the second half of the fiscal year, however, a more pragmatic mindset took hold as fears emerged over European debt, an economic slowdown in China, and a possible double-dip recession in the U.S.

Within the Fund, preferred equity holdings bolstered returns, particularly within the Financials sector. High-quality corporate bonds further enhanced performance, especially amid the late-period aversion to risk, as did common stock holdings. Alternatively, a modest stake in Real Estate Investment Trusts detracted from gains during the second half of the fiscal year as the group rallied more impressively than much of the credit market, despite still-shaky fundamentals.

Over the course of the period, the Fund steadily boosted its defensive profile as the economic concerns gained traction and investors seemed to express a renewed interest in credit quality. As a result, the Fund trimmed its exposure to the Financials sector, where industry reform is still playing out. Concurrently, as riskier holdings reached price targets, the positions were liquidated and proceeds directed into higher-quality corporate bonds, preferred stocks, and common equities in a variety of sectors. The Fund also added exposure to U.S. Treasury securities and established other positions in anticipation that short-term interest rates would remain low, and these investments performed well through the final six months of the period.

--------------------------------------------------------------------------------
 INVESTMENT RISK CONSIDERATIONS
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                                                ENDING
                                                                           1 YEAR      5 YEAR      10 YEAR     VALUE(2)
                                                                           ------      ------      -------     --------
Institutional                                                              20.39%       4.21%       6.45%      $18,680
------------------------------------------------------------------------------------------------------------------------
Class A Shares                                                             14.26%       2.92%       5.57%      $17,194
------------------------------------------------------------------------------------------------------------------------
Class B Shares                                                             14.38%       2.91%       5.42%      $16,953
------------------------------------------------------------------------------------------------------------------------
Class C Shares                                                             19.20%       3.21%       5.36%      $16,864
------------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index(1)                               8.91%       5.96%       6.48%      $18,743
------------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Intermediate Credit Bond Index(1)                    11.67%       5.97%       6.70%      $19,126
------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/10, THE GROSS EXPENSE RATIOS ARE 1.40% (INSTITUTIONAL SHARES), 1.65% (CLASS A) AND 2.40% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

For the period prior to October 22, 2001, the quoted performance for the Fifth Third Strategic Income Fund Institutional Shares reflects the performance of the Fifth Third/Maxus Income Fund Institutional Shares with an inception date of September 1, 1998. Class A, Class B and Class C Shares were initially offered on April 1, 2004, April 1, 2004 and October 29, 2001, respectively. The performance figures for Class A, Class B and Class C Shares for periods prior to such dates represent the performance for the Fifth Third/Maxus Income Fund Investor Shares with an inception date of March 10, 1985 and are adjusted to reflect expenses and applicable sales charges for the respective share class.

--------------------------------------------------------------------------------
 FUND HOLDINGS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
 AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

                              [CHART OF FUND HOLDINGS]

Preferred Stocks                                           35.99%
Corporate Bonds                                            22.12%
Investment Companies*                                      13.84%
Common Stocks                                               6.24%
Foreign Bonds                                               5.07%
Investments in Affiliates                                   4.54%
Mortgage-Backed Securities                                  4.04%
Asset-Backed Securities                                     3.49%
U.S. Government Agencies                                    2.09%
U.S. Treasury Obligations                                   1.66%
Convertible Preferred Stock                                 0.92%

                                     [END CHART]

(+) Portfolio composition is subject to change.

*   Includes State Street Navigator Prime Securities Lending Portfolio.
    (See Note 2)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

 GROWTH OF A $10,000 INVESTMENT

                       [CHART OF  GROWTH OF A $10,000 INVESTMENT]

                 STRATEGIC INCOME       BARCLAYS CAPITAL U.S.           BARCLAYS CAPITAL U.S.
             (INSTITUTIONAL SHARES)     AGGREGATE BOND INDEX       INTERMEDIATE CREDIT BOND INDEX
7/31/00            $10,000                    $10,000                        $10,000
   9/00             10,101                     10,209                         10,226
  12/00             10,350                     10,638                         10,560
   3/01             10,913                     10,961                         10,980
   6/01             11,275                     11,023                         11,091
   9/01             11,465                     11,531                         11,552
  12/01             11,709                     11,536                         11,592
   3/02             11,863                     11,547                         11,572
   6/02             12,191                     11,974                         11,940
   9/02             12,432                     12,522                         12,440
  12/02             12,631                     12,719                         12,767
   3/03             12,882                     12,896                         13,055
   6/03             13,577                     13,219                         13,580
   9/03             13,490                     13,200                         13,596
  12/03             13,935                     13,241                         13,650
   3/04             14,460                     13,593                         14,035
   6/04             13,787                     13,261                         13,639
   9/04             14,462                     13,685                         14,098
  12/04             14,902                     13,816                         14,207
   3/05             14,571                     13,750                         14,041
   6/05             15,113                     14,163                         14,428
   9/05             15,135                     14,068                         14,353
  12/05             15,191                     14,152                         14,409
   3/06             15,426                     14,060                         14,333
   6/06             15,322                     14,049                         14,340
   9/06             15,999                     14,584                         14,867
  12/06             16,446                     14,765                         15,056
   3/07             16,697                     14,987                         15,311
   6/07             16,534                     14,909                         15,249
   9/07             16,555                     15,333                         15,562
  12/07             15,906                     15,793                         15,900
   3/08             15,903                     16,135                         16,105
   6/08             15,550                     15,971                         15,943
   9/08             12,664                     15,893                         15,051
  12/08             12,616                     16,620                         15,461
   3/09             11,905                     16,640                         15,453
   6/09             14,536                     16,936                         16,625
   9/09             16,560                     17,570                         17,640
  12/09             17,372                     17,606                         17,923
   3/10             18,323                     17,920                         18,345
   6/10             18,056                     18,545                         18,786
7/31/10             18,680                     18,743                         19,126

                                   [END CHART]

    PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE
    DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Barclays Capital U.S. Intermediate Credit Bond Index and the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Intermediate Credit Bond Index is generally representative of investment grade/ corporate bonds with maturities from one to ten years. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

    The Barclays Capital U.S. Intermediate Credit Bond Index and the
    Barclays Capital U.S. Aggregate Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2010.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 FIFTH THIRD LIFEMODEL AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2010, the Fifth Third LifeModel Aggressive Fund(SM) (Institutional) gained 10.25% on a net of fee basis, underperforming its benchmark, a blend of the Wilshire 5000 Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which advanced 14.48%.

A wide swath of investments generated solid returns for investors during the fiscal year as the U.S. economy continued to recover from the 2008-09 recession. Domestic equities advanced through the first eight months of the period, extending an impressive rally that started in March 2009, and withstood a retreat during the second quarter of 2010 to end with double-digit gains. Mid and small cap stocks generally outperformed large cap positions as investors favored riskier holdings for much of the period, while value stocks outperformed growth stocks. Undermined by government debt scares in Europe and slowing growth in China, international stocks lagged domestic equities.

Fixed income markets enjoyed broad-based gains. While U.S. Treasury issues benefited from a late-period flight to quality, government intervention efforts helped prop up prices on structured products such as Mortgage-Backed Securities and Asset-Backed Securities. Corporate debt grew increasingly popular as well, due largely to the improving conditions of corporate balance sheets, and the increased appetite for risk propelled high yield issues.

Within the Fund, an overweight position, relative to the benchmark targets, in large cap growth stocks and an underweight stake in mid and small cap value stocks diminished relative returns. From a broader perspective, the Fund's overweight position in equities and underweight exposure in fixed income investments proved advantageous.

By period-end, solid quarterly earnings reports prompted many investors to wade back into the stock market in search of high quality companies with the potential to post above-average profits in the near-term. Such developments reinforced the sentiment that markets have already discounted much of the negative news that could surface in the coming quarters, so the shakeout in equities may already be complete. As such, robust analysis and stock picking returned to the fore for those looking to outperform the broader indexes.

--------------------------------------------------------------------------------
 INVESTMENT RISK CONSIDERATIONS
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

In particular, please see Note 3 of the Notes to Financial Statements in this report for further details regarding Fifth Third Structured Large Cap Plus Fund, an underlying fund in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                            INCEPTION                       SINCE       ENDING
                                                                              DATE      1 YEAR    5 YEAR  INCEPTION    VALUE(2)
                                                                            ---------   ------    ------  ---------    --------
Institutional                                                                8/1/02     10.25%    -1.00%    4.56%      $14,288
--------------------------------------------------------------------------------------------------------------------------------
Class A Shares                                                               8/1/02      4.40%    -2.28%    3.61%      $13,275
--------------------------------------------------------------------------------------------------------------------------------
Class B Shares                                                               8/1/02      4.01%    -2.29%    3.49%      $13,156
--------------------------------------------------------------------------------------------------------------------------------
Class C Shares                                                               8/1/02      9.14%    -2.00%    3.50%      $13,170
--------------------------------------------------------------------------------------------------------------------------------
Wilshire 5000 Index(1)                                                                  14.86%     0.25%    5.41%      $15,244
--------------------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Intermediate Government/Credit Bond Index(1)                       7.99%     5.67%    5.19%      $14,985
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive Target Neutral Style Class Index Blend(3)                          14.48%    -5.09%    1.57%      $16,672
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive Target Neutral Asset Class Index Blend(4)                          14.30%     0.93%    5.52%      $15,372
--------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/10, THE GROSS EXPENSE RATIOS ARE 0.54% (INSTITUTIONAL SHARES), 0.79% (CLASS A) AND 1.54% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

--------------------------------------------------------------------------------
 FUND HOLDINGS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
 AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

                              [CHART OF FUND HOLDINGS]

Fifth Third International Equity Fund                                25.14%
Fifth Third Quality Growth Fund                                      16.05%
Fifth Third Structured Large Cap Plus Fund                           16.02%
Fifth Third Disciplined Large Cap Value Fund                         13.41%
Fifth Third Mid Cap Growth Fund                                       9.75%
Fifth Third All Cap Value Fund                                        7.89%
Fifth Third Small Cap Growth Fund                                     4.61%
Fifth Third Small Cap Value Fund                                      3.70%
Fifth Third Institutional Money Market Fund                           1.44%
Fifth Third Short Term Bond Fund                                      0.93%
Fifth Third Total Return Bond Fund                                    0.92%
Fifth Third High Yield Bond Fund                                      0.14%

                                     [END CHART]

(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 FIFTH THIRD LIFEMODEL AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------

 GROWTH OF A $10,000 INVESTMENT

                      [CHART OF GROWTH OF A $10,000 INVESTMENT]

             LIFEMODEL AGGRESSIVE   WILSHIRE 5000      BARCLAYS CAPITAL U.S.        LIFEMODEL AGGRESSIVE    LIFEMODEL AGGRESSIVE
            (INSTITUTIONAL SHARES)      INDEX      INTERMEDIATE GOVERNMENT/CREDIT   TARGET NEUTRAL ASSET    TARGET NEUTRAL STYLE
                                                          BOND INDEX                  CLASS INDEX BLEND       CLASS INDEX BLEND
   8/1/02          $10,000            $10,000               $10,000                        $10,000                  $10,000
     9/02            9,070              9,050                10,331                          9,177                    9,145
    12/02            9,798              9,758                10,506                          9,844                    9,800
     3/03            9,346              9,457                10,664                          9,585                    9,460
     6/03           10,990             11,018                10,954                         11,030                   10,990
     9/03           11,562             11,426                10,952                         11,400                   11,517
    12/03           13,136             12,846                10,959                         12,671                   12,944
     3/04           13,455             13,182                11,230                         12,999                   13,374
     6/04           13,491             13,359                10,946                         13,124                   13,489
     9/04           13,062             13,113                11,242                         12,943                   13,341
    12/04           14,267             14,450                11,292                         14,132                   14,793
     3/05           14,010             14,129                11,193                         13,838                   14,563
     6/05           14,399             14,456                11,471                         14,162                   14,869
     9/05           15,038             15,039                11,411                         14,669                   15,621
    12/05           15,344             15,372                11,470                         14,970                   15,981
     3/06           16,372             16,208                11,426                         15,696                   16,984
     6/06           15,981             15,890                11,450                         15,423                   16,737
     9/06           16,488             16,600                11,816                         16,092                   17,384
    12/06           17,511             17,797                11,938                         17,151                   18,650
     3/07           17,958             18,047                12,128                         17,395                   19,087
     6/07           19,147             19,142                12,110                         18,343                   20,085
     9/07           19,460             19,421                12,458                         18,639                   20,319
    12/07           19,124             18,795                12,820                         18,154                   19,781
     3/08           17,389             17,006                13,205                         16,646                   18,146
     6/08           17,067             16,742                13,003                         16,397                   17,975
     9/08           15,074             15,291                12,848                         15,099                   16,124
    12/08           11,621             11,797                13,471                         12,037                   12,779
     3/09           10,320             10,551                13,464                         10,897                   11,474
     6/09           12,054             12,322                13,688                         12,557                   13,523
     9/09           13,909             14,308                14,134                         14,414                   15,747
    12/09           14,476             15,136                14,177                         15,170                   16,478
     3/10           15,084             16,049                14,396                         16,022                   17,340
     6/10           13,327             14,254                14,823                         14,450                   15,603
7/31/2010           14,288             15,244                14,985                         15,372                   16,672

                                     [END CHART]

    PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE
    DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Wilshire 5000 Index, and the Barclays Capital U.S. Intermediate Government/Credit Bond Index. The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

    The Wilshire 5000 Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2010.

(3) The LifeModel Aggressive Target Neutral Style Class Index Blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund. The Advisor will periodically adjust the baseline style class allocation.

(4) The LifeModel Aggressive Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Wilshire 5000 Index (90%) and the Barclays Capital U.S. Intermediate Government/Credit Bond Index (10%). The LifeModel Aggressive Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 FIFTH THIRD LIFEMODEL AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------

LIFEMODEL AGGRESSIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND

Small Cap Growth Index(5)                                                  4.5%
Small Cap Value Index(6)                                                   4.5%
International Index(7)                                                    18.0%
Mid Cap Growth Index(8)                                                    9.0%
Mid Cap Value Index(9)                                                     9.0%
Large Cap Growth Index(10)                                                15.5%
Large Cap Value Index(11)                                                 15.5%
Large Cap Core Index(12)                                                  14.0%
High Yield Bond Index(13)                                                  0.5%
Total Return Bond Index(14)                                                7.0%
Short Term Bond Index(15)                                                  2.5%

(5) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies that have higher price-to-book values and higher forecasted growth rates.

(6)  The Small Cap Value Index represents the Russell 2000(R) Value Index.
     The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies that have lower price-to-book ratios and lower forecasted growth values.

(7) The International Index represents the MSCI EAFE Index. The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(8) The Mid Cap Growth Index represents the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values.

(9) The Mid Cap Value Index represents the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values.

(10) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

(11) The Large Cap Value Index represents the Russell 1000(R) Value Index.
     The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

(12) The Large Cap Core Index represents the S&P 500 Index. The S&P 500
     Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock Market as a whole.

(13) The High Yield Bond Index represents the BofA Merrill Lynch U.S. High Yield Cash Pay Master Index. The BofA Merrill Lynch U.S. High Yield Cash Pay Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.

(14) The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

(15) The Short Term Bond Index represents the BofA Merrill Lynch 1-3 Year Government Corporate Bond Index. The BofA Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2010, the Fifth Third LifeModel Moderately Aggressive Fund(SM) (Institutional) gained 9.56% on a net of fee basis, underperforming its benchmark, a blend of the Wilshire 5000 Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which advanced 13.33%.

A wide swath of investments generated solid returns for investors during the fiscal year as the U.S. economy recovered from the 2008-09 recession. Domestic equities advanced through the first eight months of the period, extending an impressive rally that started in March 2009, and withstood a retreat during the second quarter of 2010 to end with double-digit gains. Mid and small cap stocks generally outperformed large cap positions as investors favored riskier holdings for much of the period, while value stocks outperformed growth stocks. Undermined by government debt scares in Europe and slowing growth in China, international stocks lagged domestic equities.

Fixed income markets enjoyed broad-based gains. While U.S. Treasury issues benefited from a late-period flight to quality, government intervention efforts helped prop up prices on structured products such as Mortgage-Backed Securities and Asset-Backed Securities. Corporate debt grew increasingly popular as well, due largely to the improving conditions of corporate balance sheets, and the increased appetite for risk propelled high yield issues.

Within the Fund, an overweight position, relative to the benchmark targets, in large cap growth stocks and a slightly underweight stake in mid and small cap value stocks diminished relative returns. From a broader perspective, the Fund's overweight position in equities and underweight exposure in fixed income investments proved advantageous.

By period-end, solid quarterly earnings reports prompted many investors to wade back into the stock market in search of high quality companies with the potential to post above-average profits in the near-term. Such developments reinforced the sentiment that markets have already discounted much of the negative news that could surface in the coming quarters, so the shakeout in equities may already be complete. As such, robust analysis and stock picking returned to the fore for those looking to outperform the broader indexes.

--------------------------------------------------------------------------------
 INVESTMENT RISK CONSIDERATIONS
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

In particular, please see Note 3 of the Notes to Financial Statements in this report for further details regarding Fifth Third Structured Large Cap Plus Fund, an underlying fund in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                            INCEPTION                         SINCE      ENDING
                                                                              DATE         1 YEAR   5 YEAR  INCEPTION   VALUE(2)
                                                                            ---------      ------   ------  ---------   --------
Institutional                                                                8/1/02         9.56%    0.09%    4.99%     $14,762
---------------------------------------------------------------------------------------------------------------------------------
Class A Shares                                                               8/1/02         3.93%   -1.16%    4.07%     $13,758
---------------------------------------------------------------------------------------------------------------------------------
Class B Shares                                                               8/1/02         3.57%   -1.18%    3.96%     $13,644
---------------------------------------------------------------------------------------------------------------------------------
Class C Shares                                                               8/1/02         8.43%   -0.90%    3.96%     $13,646
---------------------------------------------------------------------------------------------------------------------------------
Wilshire 5000 Index(1)                                                                     14.86%    0.25%    5.41%     $15,244
---------------------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Intermediate Government/Credit Bond Index(1)                          7.99%    5.67%    5.19%     $14,985
---------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive Target Neutral Style Class Index Blend(3)                  13.33%   -2.17%    2.72%     $16,608
---------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive Target Neutral Asset Class Index Blend(4)                  13.10%    2.19%    5.65%     $15,524
---------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/10, THE GROSS EXPENSE RATIOS ARE 0.53% (INSTITUTIONAL SHARES), 0.78% (CLASS A) AND 1.53% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

--------------------------------------------------------------------------------
 FUND HOLDINGS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
 AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

                              [CHART OF FUND HOLDINGS]

Fifth Third International Equity Fund                                    20.39%
Fifth Third Total Return Bond Fund                                       13.86%
Fifth Third Structured Large Cap Plus Fund                               13.03%
Fifth Third Quality Growth Fund                                          12.12%
Fifth Third Disciplined Large Cap Value Fund                             11.41%
Fifth Third Mid Cap Growth Fund                                           7.61%
Fifth Third All Cap Value Fund                                            6.73%
Fifth Third Short Term Bond Fund                                          6.54%
Fifth Third Small Cap Growth Fund                                         3.63%
Fifth Third Small Cap Value Fund                                          3.42%
Fifth Third High Yield Bond Fund                                          0.92%
Fifth Third Institutional Money Market Fund                               0.33%

                                     [END CHART]

(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------

 GROWTH OF A $10,000 INVESTMENT

                      [CHART OF GROWTH OF A $10,000 INVESTMENT]

            LIFEMODEL MODERATELY                    BARCLAYS CAPITAL U.S.     LIFEMODEL MODERATELY       LIFEMODEL MODERATELY
                 AGGRESSIVE        WILSHIRE 5000  INTERMEDIATE GOVERNMENT/  AGGRESSIVE TARGET NEUTRAL  AGGRESSIVE TARGET NEUTRAL
           (INSTITUTIONAL SHARES)      INDEX         CREDIT BOND INDEX       ASSET CLASS INDEX BLEND    STYLE CLASS INDEX BLEND
   8/1/02         $10,000            $10,000               $10,000                   $10,000                   $10,000
     9/02           9,700              9,050                10,331                     9,432                     9,393
    12/02          10,290              9,758                10,506                    10,009                     9,959
     3/03          10,011              9,457                10,664                     9,837                     9,724
     6/03          11,406             11,018                10,954                    11,043                    10,992
     9/03          11,866             11,426                10,952                    11,333                    11,407
    12/03          13,125             12,846                10,959                    12,311                    12,514
     3/04          13,421             13,182                11,230                    12,628                    12,900
     6/04          13,385             13,359                10,946                    12,651                    12,927
     9/04          13,117             13,113                11,242                    12,591                    12,898
    12/04          14,086             14,450                11,292                    13,499                    14,009
     3/05          13,871             14,129                11,193                    13,255                    13,827
     6/05          14,234             14,456                11,471                    13,572                    14,133
     9/05          14,710             15,039                11,411                    13,935                    14,676
    12/05          14,956             15,372                11,470                    14,174                    14,961
     3/06          15,757             16,208                11,426                    14,695                    15,682
     6/06          15,475             15,890                11,450                    14,504                    15,510
     9/06          15,981             16,600                11,816                    15,097                    16,093
    12/06          16,827             17,797                11,938                    15,901                    17,049
     3/07          17,222             18,047                12,128                    16,135                    17,419
     6/07          18,120             19,142                12,110                    16,813                    18,121
     9/07          18,422             19,421                12,458                    17,135                    18,392
    12/07          18,165             18,795                12,820                    16,899                    18,121
     3/08          16,857             17,006                13,205                    15,912                    17,029
     6/08          16,575             16,742                13,003                    15,685                    16,889
     9/08          14,927             15,291                12,848                    14,677                    15,504
    12/08          12,131             11,797                13,471                    12,475                    13,065
     3/09          11,160             10,551                13,464                    11,564                    12,047
     6/09          12,678             12,322                13,688                    12,970                    13,784
     9/09          14,318             14,308                14,134                    14,547                    15,649
    12/09          14,797             15,136                14,177                    15,152                    16,235
     3/10          15,351             16,049                14,396                    15,871                    16,964
     6/10          13,916             14,254                14,823                    14,756                    15,733
7/31/2010          14,762             15,244                14,985                    15,524                    16,608

                                     [END CHART]

    PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE
    DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Wilshire 5000 Index, and the Barclays Capital U.S. Intermediate Government/Credit Bond Index. The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

    The Wilshire 5000 Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2010.

(3) The LifeModel Aggressive Target Neutral Style Class Index Blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund. The Advisor will periodically adjust the baseline style class allocation.

(4) The LifeModel Aggressive Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Wilshire 5000 Index (70%) and the Barclays Capital U.S. Intermediate Government/Credit Bond Index (30%). The LifeModel Aggressive Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------

LIFEMODEL MODERATELY AGGRESSIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND

Small Cap Growth Index(5)                                                  3.5%
Small Cap Value Index(6)                                                   3.5%
International Index(7)                                                    14.0%
Mid Cap Growth Index(8)                                                    7.0%
Mid Cap Value Index(9)                                                     7.0%
Large Cap Growth Index(10)                                                12.0%
Large Cap Value Index(11)                                                 12.0%
Large Cap Core Index(12)                                                  11.0%
High Yield Bond Index(13)                                                  1.5%
Total Return Bond Index(14)                                               21.0%
Short Term Bond Index(15)                                                  7.5%

(5)  The Small Cap Growth Index represents the Russell 2000(R) Growth
     Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies that have higher price-to-book values and higher forecasted growth rates.

(6)  The Small Cap Value Index represents the Russell 2000(R) Value Index.
     The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies that have lower price-to-book ratios and lower forecasted growth values.

(7) The International Index represents the MSCI EAFE Index. The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(8) The Mid Cap Growth Index represents the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values.

(9) The Mid Cap Value Index represents the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values.

(10) The Large Cap Growth Index represents the Russell 1000(R) Growth
     Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

(11) The Large Cap Value Index represents the Russell 1000(R) Value Index.
     The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

(12) The Large Cap Core Index represents the S&P 500 Index. The S&P 500
     Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock Market as a whole.

(13) The High Yield Bond Index represents the BofA Merrill Lynch U.S. High Yield Cash Pay Master Index. The BofA Merrill Lynch U.S. High Yield Cash Pay Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.

(14) The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

(15) The Short Term Bond Index represents the BofA Merrill Lynch 1-3 Year Government Corporate Bond Index. The BofA Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 FIFTH THIRD LIFEMODEL MODERATE FUND(SM)
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2010, the Fifth Third LifeModel Moderate Fund(SM) (Institutional) gained 9.60% on a net of fee basis, underperforming its benchmark, a blend of the Wilshire 5000 Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which advanced 12.04%.

A wide swath of investments generated solid returns for investors during the fiscal year as the U.S. economy recovered from the 2008-09 recession. Domestic equities advanced through the first eight months of the period, extending an impressive rally that started in March 2009, and withstood a retreat during the second quarter of 2010 to end with double-digit gains. Mid and small cap stocks generally outperformed large cap positions as investors favored riskier holdings for much of the period, while value stocks outperformed growth stocks. Undermined by government debt scares in Europe and slowing growth in China, international stocks lagged domestic equities.

Fixed income markets enjoyed broad-based gains. While U.S. Treasury issues benefited from a late-period flight to quality, government intervention efforts helped prop up prices on structured products such as Mortgage-Backed Securities and Asset-Backed Securities. Corporate debt grew increasingly popular as well, due largely to the improving conditions of corporate balance sheets, and the increased appetite for risk propelled high yield issues.

Within the Fund, an overweight position, relative to the benchmark targets, in large cap growth stocks and a slightly underweight stake in mid and small cap value stocks diminished relative returns. From a broader perspective, the Fund's overweight position in equities and underweight exposure in fixed income investments proved advantageous.

By period-end, solid quarterly earnings reports prompted many investors to wade back into the stock market in search of high quality companies with the potential to post above-average profits in the near-term. Such developments reinforced the sentiment that markets have already discounted much of the negative news that could surface in the coming quarters, so the shakeout in equities may already be complete. As such, robust analysis and stock picking returned to the fore for those looking to outperform the broader indexes.

--------------------------------------------------------------------------------
 INVESTMENT RISK CONSIDERATIONS
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

In particular, please see Note 3 of the Notes to Financial Statements in this report for further details regarding Fifth Third Structured Large Cap Plus Fund, an underlying fund in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                       INCEPTION                            SINCE       ENDING
                                                                         DATE         1 YEAR      5 YEAR  INCEPTION    VALUE(2)
                                                                       ---------      ------      ------  ---------    --------
Institutional                                                           8/1/02         9.60%       1.21%    4.45%      $14,171
--------------------------------------------------------------------------------------------------------------------------------
Class A Shares                                                          8/1/02         3.91%      -0.06%    3.53%      $13,196
--------------------------------------------------------------------------------------------------------------------------------
Class B Shares                                                          8/1/02         3.43%      -0.11%    3.42%      $13,083
--------------------------------------------------------------------------------------------------------------------------------
Class C Shares                                                          8/1/02         8.57%       0.21%    3.43%      $13,093
--------------------------------------------------------------------------------------------------------------------------------
Wilshire 5000 Index(1)                                                                14.86%       0.25%    5.41%      $15,244
--------------------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Intermediate Government/Credit Bond Index(1)                     7.99%       5.67%    5.19%      $14,985
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderate Target Neutral Style Class Index Blend(3)                          12.04%       0.64%    3.74%      $16,392
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderate Target Neutral Asset Class Index Blend(4)                          11.78%       3.33%    5.66%      $15,537
--------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/10, THE GROSS EXPENSE RATIOS ARE 0.45% (INSTITUTIONAL SHARES), 0.70% (CLASS A) AND 1.45% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares

--------------------------------------------------------------------------------
 FUND HOLDINGS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
 AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

                              [CHART OF FUND HOLDINGS]

Fifth Third Total Return Bond Fund                                     28.72%
Fifth Third International Equity Fund                                  14.75%
Fifth Third Short Term Bond Fund                                       13.35%
Fifth Third Quality Growth Fund                                         9.62%
Fifth Third Structured Large Cap Plus Fund                              8.54%
Fifth Third Disciplined Large Cap Value Fund                            7.85%
Fifth Third Mid Cap Growth Fund                                         5.70%
Fifth Third All Cap Value Fund                                          4.53%
Fifth Third Small Cap Growth Fund                                       2.59%
Fifth Third Small Cap Value Fund                                        2.15%
Fifth Third High Yield Bond Fund                                        1.49%
Fifth Third Institutional Money Market Fund                             0.71%

                                     [END CHART]

(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 FIFTH THIRD LIFEMODEL MODERATE FUND(SM)
--------------------------------------------------------------------------------

 GROWTH OF A $10,000 INVESTMENT

                      [CHART OF GROWTH OF A $10,000 INVESTMENT]

                                                    BARCLAYS CAPITAL U.S.      LIFEMODEL MODERATE         LIFEMODEL MODERATE
             LIFEMODEL MODERATE    WILSHIRE 5000  INTERMEDIATE GOVERNMENT/       TARGET NEUTRAL             TARGET NEUTRAL
           (INSTITUTIONAL SHARES)      INDEX         CREDIT BOND INDEX       ASSET CLASS INDEX BLEND    STYLE CLASS INDEX BLEND
   8/1/02          $10,000            $10,000               $10,000                  $10,000                   $10,000
     9/02            9,594              9,050                10,331                    9,687                     9,643
    12/02           10,053              9,758                10,506                   10,164                    10,110
     3/03            9,894              9,457                10,664                   10,083                     9,983
     6/03           10,944             11,018                10,954                   11,039                    10,978
     9/03           11,269             11,426                10,952                   11,247                    11,280
    12/03           12,129             12,846                10,959                   11,938                    12,075
     3/04           12,449             13,182                11,230                   12,242                    12,419
     6/04           12,367             13,359                10,946                   12,169                    12,365
     9/04           12,220             13,113                11,242                   12,223                    12,443
    12/04           12,892             14,450                11,292                   12,864                    13,237
     3/05           12,736             14,129                11,193                   12,667                    13,098
     6/05           13,045             14,456                11,471                   12,974                    13,401
     9/05           13,354             15,039                11,411                   13,203                    13,754
    12/05           13,547             15,372                11,470                   13,385                    13,969
     3/06           14,078             16,208                11,426                   13,721                    14,441
     6/06           13,876             15,890                11,450                   13,602                    14,334
     9/06           14,334             16,600                11,816                   14,123                    14,857
    12/06           14,948             17,797                11,938                   14,701                    15,542
     3/07           15,265             18,047                12,128                   14,923                    15,852
     6/07           15,845             19,142                12,110                   15,365                    16,300
     9/07           16,123             19,421                12,458                   15,703                    16,597
    12/07           15,971             18,795                12,820                   15,680                    16,546
     3/08           15,117             17,006                13,205                   15,154                    15,925
     6/08           14,903             16,742                13,003                   14,942                    15,805
     9/08           13,669             15,291                12,848                   14,205                    14,842
    12/08           11,698             11,797                13,471                   12,849                    13,272
     3/09           11,122             10,551                13,464                   12,183                    12,555
     6/09           12,312             12,322                13,688                   13,294                    13,939
     9/09           13,595             14,308                14,134                   14,566                    15,425
    12/09           13,963             15,136                14,177                   15,012                    15,862
     3/10           14,408             16,049                14,396                   15,591                    16,454
     6/10           13,566             14,254                14,823                   14,934                    15,721
7/31/2010           14,171             15,244                14,985                   15,537                    16,392

                                     [END CHART]

    PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE
    DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Wilshire 5000 Index, and the Barclays Capital U.S. Intermediate Government/Credit Bond Index. The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

    The Wilshire 5000 Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2010.

(3) The LifeModel Aggressive Target Neutral Style Class Index Blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund. The Advisor will periodically adjust the baseline style class allocation.

(4) The LifeModel Aggressive Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Wilshire 5000 Index (50%) and the Barclays Capital U.S. Intermediate Government/Credit Bond Index (50%). The LifeModel Aggressive Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 FIFTH THIRD LIFEMODEL MODERATE FUND(SM)
--------------------------------------------------------------------------------

LIFEMODEL MODERATE TARGET NEUTRAL STYLE CLASS INDEX BLEND

Small Cap Growth Index(5)                                                  2.5%
Small Cap Value Index(6)                                                   2.5%
International Index(7)                                                    10.0%
Mid Cap Growth Index(8)                                                    5.0%
Mid Cap Value Index(9)                                                     5.0%
Large Cap Growth Index(10)                                                 8.5%
Large Cap Value Index(11)                                                  8.5%
Large Cap Core Index(12)                                                   8.0%
High Yield Bond Index(13)                                                  2.5%
Total Return Bond Index(14)                                               35.0%
Short Term Bond Index(15)                                                 12.5%

(5)  The Small Cap Growth Index represents the Russell 2000(R) Growth
     Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies that have higher price-to-book values and higher forecasted growth rates.

(6)  The Small Cap Value Index represents the Russell 2000(R) Value Index.
     The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies that have lower price-to-book ratios and lower forecasted growth values.

(7) The International Index represents the MSCI EAFE Index. The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(8) The Mid Cap Growth Index represents the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values.

(9) The Mid Cap Value Index represents the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values.

(10) The Large Cap Growth Index represents the Russell 1000(R) Growth
     Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

(11) The Large Cap Value Index represents the Russell 1000(R) Value Index.
     The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

(12) The Large Cap Core Index represents the S&P 500 Index. The S&P 500
     Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock Market as a whole.

(13) The High Yield Bond Index represents the BofA Merrill Lynch U.S. High Yield Cash Pay Master Index. The BofA Merrill Lynch U.S. High Yield Cash Pay Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.

(14) The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

(15) The Short Term Bond Index represents the BofA Merrill Lynch 1-3 Year Government Corporate Bond Index. The BofA Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

 MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2010, the Fifth Third LifeModel Moderately Conservative Fund(SM) (Institutional) gained 10.07% on a net of fee basis, underperforming its benchmark, a blend of the Wilshire 5000 Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which advanced 11.36%.

A wide swath of investments generated solid returns for investors during the fiscal year as the U.S. economy recovered from the 2008-09 recession. Fixed income markets enjoyed broad-based gains, as government intervention efforts helped prop up prices on structured products such as Mortgage-Backed Securities and Asset-Backed Securities. Late in the period, U.S. Treasury issues benefited from a late-period flight to quality. Meanwhile, corporate debt grew increasingly popular, due largely to the improving conditions of corporate balance sheets, and increased investor appetites for risk propelled high yield issues.

Domestic equities advanced through the first eight months of the period, extending an impressive rally that started in March 2009, and withstood a retreat during the second quarter of 2010 to end with double-digit gains. Mid and small cap stocks generally outperformed large cap positions as investors turned to riskier holdings for much of the period, while value stocks outperformed growth stocks. Undermined by government debt scares in Europe and slowing growth in China, international stocks lagged domestic equities.

Within the Fund, an overweight position, relative to the benchmark targets, in short term bonds and underweight stake in longer term bonds diminished relative returns as issues on the longer end of the yield curve posted better gains. From a broader perspective, the Fund's overweight position in equities and underweight exposure in fixed income investments proved advantageous.

By period-end, solid quarterly earnings reports prompted many investors to wade back into the stock market in search of high quality companies with the potential to post above-average profits in the near-term. Meanwhile, with interest rates lingering near record lows, the prospect of rising yields loomed over the fixed income market. As such, robust analysis and security selection returned to the fore for those looking to outperform the broader indexes.

--------------------------------------------------------------------------------
 INVESTMENT RISK CONSIDERATIONS
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

In particular, please see Note 3 of the Notes to Financial Statements in this report for further details regarding Fifth Third Structured Large Cap Plus Fund, an underlying fund in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                              INCEPTION                      SINCE      ENDING
                                                                                DATE      1 YEAR   5 YEAR  INCEPTION   VALUE(2)
                                                                              ---------   ------   ------  ---------   --------
Institutional                                                                  8/1/02     10.07%    1.80%     4.14%    $13,839
--------------------------------------------------------------------------------------------------------------------------------
Class A Shares                                                                 8/1/02      4.31%    0.49%     3.21%    $12,871
--------------------------------------------------------------------------------------------------------------------------------
Class B Shares                                                                 8/1/02      4.01%    0.48%     3.11%    $12,776
--------------------------------------------------------------------------------------------------------------------------------
Class C Shares                                                                 8/1/02      8.98%    0.79%     3.11%    $12,777
--------------------------------------------------------------------------------------------------------------------------------
Wilshire 5000 Index(1)                                                                    14.86%    0.25%     5.41%    $15,244
--------------------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Intermediate Government/Credit Bond Index(1)                         7.99%    5.67%     5.19%    $14,985
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative Target Neutral Style Class Index Blend(3)               11.36%    1.99%     4.20%    $16,231
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative Target Neutral Asset Class Index Blend(4)               11.08%    3.86%     5.62%    $15,492
--------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/10, THE GROSS EXPENSE RATIOS ARE 0.59% (INSTITUTIONAL SHARES), 0.84% (CLASS A) AND 1.59% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

--------------------------------------------------------------------------------
 FUND HOLDINGS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
 AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

                              [CHART OF FUND HOLDINGS]

Fifth Third Total Return Bond Fund                                     33.34%
Fifth Third Short Term Bond Fund                                       17.02%
Fifth Third International Equity Fund                                  10.07%
Fifth Third Quality Growth Fund                                         8.96%
Fifth Third Structured Large Cap Plus Fund                              8.24%
Fifth Third Disciplined Large Cap Value Fund                            6.91%
Fifth Third Mid Cap Growth Fund                                         4.97%
Fifth Third All Cap Value Fund                                          3.88%
Fifth Third Small Cap Growth Fund                                       2.20%
Fifth Third Small Cap Value Fund                                        2.02%
Fifth Third High Yield Bond Fund                                        1.87%
Fifth Third Institutional Money Market Fund                             0.51%

                                     [END CHART]

(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------

 GROWTH OF A $10,000 INVESTMENT

                      [CHART OF GROWTH OF A $10,000 INVESTMENT]

          LIFEMODEL MODERATELY                    BARCLAYS CAPITAL U.S.       LIFEMODEL MODERATELY        LIFEMODEL MODERATELY
              CONSERVATIVE       WILSHIRE 5000  INTERMEDIATE GOVERNMENT/  CONSERVATIVE TARGET NEUTRAL  CONSERVATIVE TARGET NEUTRAL
         (INSTITUTIONAL SHARES)      INDEX         CREDIT BOND INDEX        ASSET CLASS INDEX BLEND      STYLE CLASS INDEX BLEND
   8/1/02        $10,000            $10,000             $10,000                     $10,000                      $10,000
     9/02          9,517              9,050              10,331                       9,816                        9,768
    12/02          9,958              9,758              10,506                      10,237                       10,182
     3/03          9,844              9,457              10,664                      10,203                       10,110
     6/03         10,726             11,018              10,954                      11,030                       10,965
     9/03         10,988             11,426              10,952                      11,197                       11,210
    12/03         11,674             12,846              10,959                      11,747                       11,853
     3/04         11,925             13,182              11,230                      12,045                       12,177
     6/04         11,817             13,359              10,946                      11,926                       12,085
     9/04         11,751             13,113              11,242                      12,033                       12,213
    12/04         12,291             14,450              11,292                      12,547                       12,857
     3/05         12,158             14,129              11,193                      12,371                       12,737
     6/05         12,437             14,456              11,471                      12,673                       13,039
     9/05         12,673             15,039              11,411                      12,839                       13,304
    12/05         12,822             15,372              11,470                      12,995                       13,487
     3/06         13,217             16,208              11,426                      13,245                       13,846
     6/06         13,073             15,890              11,450                      13,159                       13,767
     9/06         13,507             16,600              11,816                      13,646                       14,262
    12/06         14,009             17,797              11,938                      14,120                       14,825
     3/07         14,294             18,047              12,128                      14,336                       15,108
     6/07         14,725             19,142              12,110                      14,672                       15,444
     9/07         14,982             19,421              12,458                      15,015                       15,750
    12/07         14,856             18,795              12,820                      15,085                       15,793
     3/08         14,207             17,006              13,205                      14,768                       15,381
     6/08         14,048             16,742              13,003                      14,561                       15,269
     9/08         13,020             15,291              12,848                      13,953                       14,500
    12/08         11,361             11,797              13,471                      13,009                       13,346
     3/09         10,927             10,551              13,464                      12,472                       12,784
     6/09         12,000             12,322              13,688                      13,421                       13,979
     9/09         13,198             14,308              14,134                      14,533                       15,271
    12/09         13,529             15,136              14,177                      14,898                       15,634
     3/10         13,941             16,049              14,396                      15,405                       16,157
     6/10         13,327             14,254              14,823                      14,975                       15,665
7/31/2010         13,839             15,244              14,985                      15,492                       16,231

                                     [END CHART]

    PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE
    DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Wilshire 5000 Index, and the Barclays Capital U.S. Intermediate Government/Credit Bond Index. The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

    The Wilshire 5000 Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2010.

(3) The LifeModel Aggressive Target Neutral Style Class Index Blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund. The Advisor will periodically adjust the baseline style class allocation.

(4) The LifeModel Aggressive Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Wilshire 5000 Index (40%) and the Barclays Capital U.S. Intermediate Government/Credit Bond Index (60%). The LifeModel Aggressive Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------

LIFEMODEL MODERATELY CONSERVATIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND

Small Cap Growth Index(5)                                                  2.0%
Small Cap Value Index(6)                                                   2.0%
International Index(7)                                                     8.0%
Mid Cap Growth Index(8)                                                    4.0%
Mid Cap Value Index(9)                                                     4.0%
Large Cap Growth Index(10)                                                 7.0%
Large Cap Value Index(11)                                                  7.0%
Large Cap Core Index(12)                                                   6.0%
High Yield Bond Index(13)                                                  3.0%
Total Return Bond Index(14)                                               42.0%
Short Term Bond Index(15)                                                 15.0%

(5) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies that have higher price-to-book values and higher forecasted growth rates.

(6)  The Small Cap Value Index represents the Russell 2000(R) Value Index.
     The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies that have lower price-to-book ratios and lower forecasted growth values.

(7) The International Index represents the MSCI EAFE Index. The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(8) The Mid Cap Growth Index represents the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values.

(9) The Mid Cap Value Index represents the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values.

(10) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

(11) The Large Cap Value Index represents the Russell 1000(R) Value Index.
     The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

(12) The Large Cap Core Index represents the S&P 500 Index. The S&P 500
     Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock Market as a whole.

(13) The High Yield Bond Index represents the BofA Merrill Lynch U.S. High Yield Cash Pay Master Index. The BofA Merrill Lynch U.S. High Yield Cash Pay Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.

(14) The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

(15) The Short Term Bond Index represents the BofA Merrill Lynch 1-3 Year Government Corporate Bond Index. The BofA Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 FIFTH THIRD LIFEMODEL CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2010, the Fifth Third LifeModel Conservative Fund(SM) (Institutional) gained 9.77% on a net of fee basis, narrowly trailing its benchmark, a blend of the Wilshire 5000 Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which advanced 9.90%.

A wide swath of investments generated solid returns for investors during the fiscal year as the U.S. economy recovered from the 2008-09 recession. Fixed income markets enjoyed broad-based gains, as government intervention efforts helped prop up prices on structured products such as Mortgage-Backed Securities and Asset-Backed Securities. Late in the period, U.S. Treasury issues benefited from a late-period flight to quality. Meanwhile, corporate debt grew increasingly popular, due largely to the improving conditions of corporate balance sheets, and increased investor appetites for risk propelled high yield issues.

Domestic equities advanced through the first eight months of the period, extending an impressive rally that started in March 2009, and withstood a retreat during the second quarter of 2010 to end with double-digit gains. Mid and small cap stocks generally outperformed large cap positions as investors turned to riskier holdings for much of the period, while value stocks outperformed growth stocks. Undermined by government debt scares in Europe and slowing growth in China, international stocks lagged domestic equities.

Within the Fund, an overweight position, relative to the benchmark targets, in equities and underweight exposure in fixed income investments proved advantageous. An overweight stake in high yield bonds further enhanced relative returns. Alternatively, an overweight position in short term bonds and underweight stake in longer term bonds diminished relative returns as issues on the longer end of the yield curve posted better gains.

By period-end, solid quarterly earnings reports prompted many investors to wade back into the stock market in search of high quality companies with the potential to post above-average profits in the near-term. Meanwhile, with interest rates lingering near record lows, the prospect of rising yields loomed over the fixed income market. As such, robust analysis and security selection returned to the fore for those looking to outperform the broader indexes.

--------------------------------------------------------------------------------
 INVESTMENT RISK CONSIDERATIONS
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

In particular, please see Note 3 of the Notes to Financial Statements in this report for further details regarding Fifth Third Structured Large Cap Plus Fund, an underlying fund in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                      INCEPTION                         SINCE         ENDING
                                                                         DATE     1 YEAR    5 YEAR    INCEPTION      VALUE(2)
                                                                      ---------   ------    ------    ---------      --------
Institutional                                                           8/1/02     9.77%     2.41%       3.91%       $13,593
-----------------------------------------------------------------------------------------------------------------------------
Class A Shares                                                          8/1/02     3.92%     1.12%       2.98%       $12,648
-----------------------------------------------------------------------------------------------------------------------------
Class B Shares                                                          8/1/02     3.58%     1.07%       2.88%       $12,550
-----------------------------------------------------------------------------------------------------------------------------
Class C Shares                                                          8/1/02     8.56%     1.37%       2.88%       $12,548
-----------------------------------------------------------------------------------------------------------------------------
Wilshire 5000 Index(1)                                                            14.86%     0.25%       5.41%       $15,244
-----------------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Intermediate Government/Credit Bond Index(1)                 7.99%     5.67%       5.19%       $14,985
-----------------------------------------------------------------------------------------------------------------------------
LifeModel Conservative Target Neutral Style Class Index Blend(3)                   9.90%     4.60%       5.04%       $15,804
-----------------------------------------------------------------------------------------------------------------------------
LifeModel Conservative Target Neutral Asset Class Index Blend(4)                   9.58%     4.82%       5.46%       $15,302
-----------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/10, THE GROSS EXPENSE RATIOS ARE 0.65% (INSTITUTIONAL SHARES), 0.90% (CLASS A) AND 1.65% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

--------------------------------------------------------------------------------
 FUND HOLDINGS AS OF JULY 31, 2010
 ------------------------------------------------------------------------------
 AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

                              [CHART OF FUND HOLDINGS]

Fifth Third Total Return Bond Fund                                       48.69%
Fifth Third Short Term Bond Fund                                         22.79%
Fifth Third Quality Growth Fund                                           5.22%
Fifth Third International Equity Fund                                     4.79%
Fifth Third Disciplined Large Cap Value Fund                              4.17%
Fifth Third Structured Large Cap Plus Fund                                3.81%
Fifth Third Mid Cap Growth Fund                                           2.80%
Fifth Third High Yield Bond Fund                                          2.60%
Fifth Third All Cap Value Fund                                            2.19%
Fifth Third Small Cap Value Fund                                          1.25%
Fifth Third Small Cap Growth Fund                                         1.23%
Fifth Third Institutional Money Market Fund                               0.47%

                                     [END CHART]

(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 FIFTH THIRD LIFEMODEL CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------

 GROWTH OF A $10,000 INVESTMENT

                      [CHART OF GROWTH OF A $10,000 INVESTMENT]

                LIFEMODEL                         BARCLAYS CAPITAL U.S.       LIFEMODEL MODERATELY        LIFEMODEL MODERATELY
              CONSERVATIVE       WILSHIRE 5000  INTERMEDIATE GOVERNMENT/  CONSERVATIVE TARGET NEUTRAL  CONSERVATIVE TARGET NEUTRAL
         (INSTITUTIONAL SHARES)      INDEX         CREDIT BOND INDEX        ASSET CLASS INDEX BLEND      STYLE CLASS INDEX BLEND
   8/1/02        $10,000            $10,000               $10,000                  $10,000                      $10,000
     9/02          9,909              9,050                10,331                   10,073                       10,019
    12/02         10,233              9,758                10,506                   10,377                       10,320
     3/03         10,245              9,457                10,664                   10,437                       10,362
     6/03         10,840             11,018                10,954                   11,000                       10,928
     9/03         10,996             11,426                10,952                   11,082                       11,058
    12/03         11,383             12,846                10,959                   11,356                       11,405
     3/04         11,609             13,182                11,230                   11,641                       11,689
     6/04         11,450             13,359                10,946                   11,437                       11,527
     9/04         11,500             13,113                11,242                   11,643                       11,746
    12/04         11,819             14,450                11,292                   11,916                       12,108
     3/05         11,714             14,129                11,193                   11,780                       12,024
     6/05         11,979             14,456                11,471                   12,070                       12,320
     9/05         12,086             15,039                11,411                   12,118                       12,420
    12/05         12,194             15,372                11,470                   12,223                       12,545
     3/06         12,414             16,208                11,426                   12,316                       12,699
     6/06         12,345             15,890                11,450                   12,290                       12,670
     9/06         12,737             16,600                11,816                   12,714                       13,112
    12/06         13,074             17,797                11,938                   12,999                       13,457
     3/07         13,305             18,047                12,128                   13,202                       13,690
     6/07         13,528             19,142                12,110                   13,347                       13,830
     9/07         13,756             19,421                12,458                   13,696                       14,148
    12/07         13,696             18,795                12,820                   13,928                       14,351
     3/08         13,339             17,006                13,205                   13,989                       14,308
     6/08         13,195             16,742                13,003                   13,787                       14,204
     9/08         12,433             15,291                12,848                   13,417                       13,791
    12/08         11,318             11,797                13,471                   13,276                       13,433
     3/09         11,185             10,551                13,464                   13,002                       13,182
     6/09         11,972             12,322                13,688                   13,602                       13,975
     9/09         12,864             14,308                14,134                   14,385                       14,875
    12/09         13,103             15,136                14,177                   14,588                       15,091
     3/10         13,431             16,049                14,396                   14,950                       15,476
     6/10         13,255             14,254                14,823                   14,961                       15,446
7/31/2010         13,953             15,244                14,985                   15,302                       15,804

                                     [END CHART]

    PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE
    DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Wilshire 5000 Index, and the Barclays Capital U.S. Intermediate Government/Credit Bond Index. The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

    The Wilshire 5000 Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2010.

(3) The LifeModel Aggressive Target Neutral Style Class Index Blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund. The Advisor will periodically adjust the baseline style class allocation.

(4) The LifeModel Aggressive Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Wilshire 5000 Index (20%) and the Barclays Capital U.S. Intermediate Government/Credit Bond Index (80%). The LifeModel Aggressive Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 FIFTH THIRD LIFEMODEL CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------

LIFEMODEL CONSERVATIVE TARGET NEUTRAL STYLE CLASS INDEX BLEND

Small Cap Growth Index(5)                        1.0%
Small Cap Value Index(6)                         1.0%
International Index(7)                           4.0%
Mid Cap Growth Index(8)                          2.0%
Mid Cap Value Index(9)                           2.0%
Large Cap Growth Index(10)                       3.5%
Large Cap Value Index(11)                        3.5%
Large Cap Core Index(12)                         3.0%
High Yield Bond Index(13)                        4.0%
Total Return Bond Index(14)                     56.0%
Short Term Bond Index(15)                       20.0%

(5)  The Small Cap Growth Index represents the Russell 2000(R) Growth
     Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies that have higher price-to-book values and higher forecasted growth rates.

(6)  The Small Cap Value Index represents the Russell 2000(R) Value Index.
     The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies that have lower price-to-book ratios and lower forecasted growth values.

(7) The International Index represents the MSCI EAFE Index. The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(8) The Mid Cap Growth Index represents the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values.

(9) The Mid Cap Value Index represents the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values.

(10) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

(11) The Large Cap Value Index represents the Russell 1000(R) Value Index.
     The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

(12) The Large Cap Core Index represents the S&P 500 Index. The S&P 500
     Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock Market as a whole.

(13) The High Yield Bond Index represents the BofA Merrill Lynch U.S. High Yield Cash Pay Master Index. The BofA Merrill Lynch U.S. High Yield Cash Pay Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.

(14) The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

(15) The Short Term Bond Index represents the BofA Merrill Lynch 1-3 Year Government Corporate Bond Index. The BofA Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

                    This page intentionally left blank.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2010, the Fifth Third High Yield Bond Fund (Institutional) advanced 19.22% on a net of fee basis, underperforming its benchmark, the BofA Merrill Lynch U.S. High Yield Master, Cash Pay Index, which gained 23.96%.

Through the first eight months of the fiscal year, high yield bonds rallied considerably, extending a run that started in early 2009 as economic fundamentals solidified and returns proved enticing compared to the low rates offered on U.S. Treasury issues. Economic uncertainties emerged in Europe during April, however, and tempered risk appetites for the balance of the period.

Despite the late-period retreat, the spread between high yield interest rates and yields on Treasuries narrowed during the period. The lowest quality segment (CCC-rated securities) led the way, generating returns nearly twice as large as those recorded by higher-quality bonds (B- and BB-rated securities). Most notably, the Financials sector soared as the memory of the near-meltdown of the world's financial system in 2008 and early 2009 faded.

The Fund's performance suffered from a lack of exposure to low-quality issues and an underweight position, relative to the benchmark, in the Financials sector, especially within the banking, finance, and insurance industries. During the latter months of the period, however, the Fund reduced its underweight position in the finance and insurance groups by increasing exposure to higher quality issuers that offered compelling relative values.

Although the higher quality Energy, Healthcare, and Utilities sectors lagged the benchmark during the period, the Fund's security selection within the groups proved advantageous. More specifically, positions in oilfield service companies boosted relative returns within the Energy sector, while acute care hospital holdings enhanced Healthcare sector gains. Positions in the homebuilding and automobile retailer industries further aided performance.

Looking ahead, prospects for the high yield bond market remain attractive. Low lending rates and fairly open access to capital should aid higher quality issuers, but lower quality borrowers will likely endure bouts of volatility. As the Fund maintains its high quality bias, it continues to seek solid relative values featuring appropriate risk-reward characteristics.

--------------------------------------------------------------------------------
 INVESTMENT RISK CONSIDERATIONS
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                        INCEPTION              SINCE       ENDING
                                                           DATE      1 YEAR  INCEPTION    VALUE(2)
                                                         --------    ------  ---------    --------
Institutional                                            11/29/05    19.22%     7.46%     $13,994
---------------------------------------------------------------------------------------------------
Class A Shares                                           11/29/05    13.35%     5.98%     $13,118
---------------------------------------------------------------------------------------------------
Class B Shares                                           11/29/05    13.07%     6.06%     $13,162
---------------------------------------------------------------------------------------------------
Class C Shares                                           11/29/05    18.06%     6.39%     $13,356
---------------------------------------------------------------------------------------------------
BofA Merrill Lynch U.S. High Yield, Cash Pay Index(1)                23.96%     8.12%     $14,404
---------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/10, THE GROSS EXPENSE RATIOS ARE 1.20% (INSTITUTIONAL SHARES), 1.42% (CLASS A), 2.21% (CLASS B) AND 2.23% (CLASS C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 4.75%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares.

--------------------------------------------------------------------------------
 FUND HOLDINGS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
 AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

                         [CHART OF  FUND HOLDINGS]

Corporate Bonds                                                      78.25%
Investment Companies*                                                11.09%
Foreign Bonds                                                         8.30%
Investments in Affiliates                                             2.10%
Preferred Stocks                                                      0.26%

                                [END CHART]

(+) Portfolio composition is subject to change.

*   Includes State Street Navigator Prime Securities Lending Portfolio. (See
    Note 2)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

 GROWTH OF A $10,000 INVESTMENT

                    [CHART OF GROWTH OF A $10,000 INVESTMENT]

                    HIGH YIELD BOND             BOFA MERRILL LYNCH U.S. HIGH
                (INSTITUTIONAL SHARES)             YIELD, CASH PAY INDEX
 11/29/05             $10,000                             $10,000
    12/05              10,002                              10,092
     3/06              10,231                              10,380
     6/06              10,094                              10,396
     9/06              10,420                              10,817
    12/06              10,817                              11,267
     3/07              11,096                              11,569
     6/07              11,100                              11,605
     9/07              11,209                              11,645
    12/07              11,165                              11,512
     3/08              10,934                              11,169
     6/08              11,216                              11,369
     9/08              10,465                              10,292
    12/08               8,496                               8,494
     3/09               9,042                               8,941
     6/09              11,097                              10,957
     9/09              12,464                              12,543
    12/09              13,098                              13,274
     3/10              13,575                              13,918
     6/10              13,519                              13,916
7/31/2010              13,994                              14,404

                                [END CHART]

    PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE
    DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the BofA Merrill Lynch U.S. High Yield Cash Pay Index, an unmanaged index which tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule. The index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2010.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2010, the Fifth Third Total Return Bond Fund (Institutional) gained 11.91% on a net of fee basis, outperforming its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which advanced 8.91%.

With some help from the U.S. government, much of the fixed income market enjoyed positive returns during the period. Due in part to initiatives such as the Term Asset-Backed Loan Facility (TALF) and Public Private Investment Program (PPIP), bond prices gained traction and many issues that plummeted between 2008 and early 2009 rallied through the fiscal year. More specifically, TALF provided low-cost financing for buyers of consumer-related Asset-Backed Securities, and PPIP matched privately raised capital with federal funds to support the market for non-U.S. Government Agency Mortgage-Backed Securities (MBS) and Commercial Mortgage-Backed Securities (CMBS).

Interestingly, U.S. Treasury securities also performed well during the period, as the yield on five-year Treasuries dropped 92 basis points (yields move in the opposite direction of prices), indicating a broad-based interest in fixed income investments.

Within the Fund, non-Agency MBS and CMBS drove outperformance, and rising prices allowed for strategic exit points, especially in the non-Agency MBS space, where fundamentals remained shaky. Some of the proceeds were directed into corporate bonds, where healthy balance sheets proved attractive, although an underweight position, relative to the benchmark, to lower-quality BBB-rated issues hindered relative gains.

Fund performance also suffered somewhat from its short duration, which is designed to enhance returns in a rising-rate environment, and a modest exposure to Treasury Inflation Protected Securities, which faltered as inflation was virtually nonexistent.

At period-end, the Fund maintained its short duration, as yields likely will rise off historic lows at some point in the coming quarters. Otherwise, the Fund emphasized high-quality corporate bonds and CMBS, where steady fundamentals appear to offer a firm foundation for continued gains going forward.

--------------------------------------------------------------------------------
 INVESTMENT RISK CONSIDERATIONS
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                 ENDING
                                                  1 YEAR    5 YEAR    10 YEAR   VALUE(2)
                                                  ------    ------    -------   --------
Institutional                                     11.91%     2.98%     4.66%    $15,765
----------------------------------------------------------------------------------------
Class A Shares                                     6.48%     1.74%     3.90%    $14,656
----------------------------------------------------------------------------------------
Class B Shares                                     5.90%     1.65%     3.62%    $14,274
----------------------------------------------------------------------------------------
Class C Shares                                    10.93%     1.97%     3.62%    $14,267
----------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index(1)      8.91%     5.96%     6.48%    $18,743
----------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/10, THE GROSS EXPENSE RATIOS ARE 0.87% (INSTITUTIONAL SHARES), 1.12% (CLASS A) AND 1.87% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 4.75%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 29, 2001, the quoted performance for the Fifth Third Total Return Bond Fund Institutional Shares reflects the performance of the Kent Income Fund Institutional Shares with an inception date of March 20, 1995. Prior to October 29, 2001, the performance figures for the Fifth Third Total Return Bond Fund Class A Shares reflects the performance of the Kent Income Fund Investment Shares with an inception date of March 22, 1995, adjusted for the maximum sales charge. Class B and Class C Shares were initially offered on October 29, 2001. The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for Institutional Shares and are adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

--------------------------------------------------------------------------------
 FUND HOLDINGS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
 AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

                         [CHART OF FUND HOLDINGS]

U.S. Government Agencies                                               39.35%
Corporate Bonds                                                        19.84%
Mortgage-Backed Securities                                             17.14%
Asset-Backed Securities                                                 5.93%
U.S. Treasury Obligations                                               4.81%
Investment Companies*                                                   4.57%
Foreign Bonds                                                           4.36%
Investments in Affiliates                                               2.84%
Preferred Stocks                                                        1.16%

                                [END CHART]

(+) Portfolio composition is subject to change.

*   Includes State Street Navigator Prime Securities Lending Portfolio. (See
    Note 2)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

 GROWTH OF A $10,000 INVESTMENT

                 [CHART OF GROWTH OF A $10,000 INVESTMENT]

                 TOTAL RETURN BOND          BARCLAYS CAPITAL U.S.
              (INSTITUTIONAL SHARES)        AGGREGATE BOND INDEX
7/31/00              $10,000                      $10,000
   9/00               10,220                       10,209
  12/00               10,692                       10,638
   3/01               11,049                       10,961
   6/01               11,064                       11,023
   9/01               11,644                       11,531
  12/01               11,467                       11,536
   3/02               11,350                       11,547
   6/02               11,832                       11,974
   9/02               12,392                       12,522
  12/02               12,547                       12,719
   3/03               12,712                       12,896
   6/03               12,964                       13,219
   9/03               12,924                       13,200
  12/03               12,949                       13,241
   3/04               13,260                       13,593
   6/04               12,919                       13,261
   9/04               13,306                       13,685
  12/04               13,425                       13,816
   3/05               13,386                       13,750
   6/05               13,756                       14,163
   9/05               13,645                       14,068
  12/05               13,708                       14,152
   3/06               13,627                       14,060
   6/06               13,593                       14,049
   9/06               14,095                       14,584
  12/06               14,250                       14,765
   3/07               14,459                       14,987
   6/07               14,351                       14,909
   9/07               14,604                       15,333
  12/07               14,880                       15,793
   3/08               14,756                       16,135
   6/08               14,496                       15,971
   9/08               13,753                       15,893
  12/08               13,034                       16,620
   3/09               13,098                       16,640
   6/09               13,682                       16,936
   9/09               14,567                       17,570
  12/09               14,750                       17,606
   3/10               15,091                       17,920
   6/10               15,575                       18,545
7/31/10               15,765                       18,743

                                [END CHART]

    PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE
    DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

    The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2010.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 SHORT TERM BOND FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2010, the Fifth Third Short Term Bond Fund (Institutional) advanced 5.18% on a net of fee basis, outperforming its primary benchmark, the BofA Merrill Lynch 1-3 Year Government/Corporate Bond Index, which gained 3.76%.

With some help from the U.S. government, much of the fixed income market enjoyed positive returns during the period. Due in part to initiatives such as the Term Asset-Backed Loan Facility (TALF) and the Public Private Investment Program
(PPIP), bond prices gained traction and many issues that plummeted between 2008 and early 2009 rallied through the fiscal year. More specifically, TALF provided low-cost financing for buyers of consumer-related Asset-Backed Securities (ABS), and PPIP matched privately raised capital with federal funds to support the market for non-U.S. Government Agency Mortgage-Backed Securities (MBS) and Commercial Mortgage-Backed Securities (CMBS).

Interestingly, U.S. Treasury securities also performed well during the period, as the yield on two-year Treasuries dropped 56 basis points (yields move in the opposite direction of prices), indicating a broad-based interest in fixed income investments. Meanwhile, the Federal Reserve kept its prime lending rate in a range between 0.00% and 0.25%.

The Fund's relative performance benefited from a number of ABS, MBS, and CMBS that had fallen in 2008-09, but rallied during the fiscal year. Alternatively, the Fund's short duration position, designed to generate gains as rates rise, proved a drag as yields kept declining. Given the historically low rates throughout the short term bond market, however, the Fund maintained the short duration in anticipation of a future rise in rates.

Elsewhere, the Fund increased its exposure to corporate bonds during the period, as valuations remained attractive, considering the robust health of corporate balance sheets. The Fund also added to high quality CMBS, but trimmed back on residential MBS and ABS. Elsewhere, the Fund's exposure to Agency MBS drifted lower, reflecting uncertainties about the long-term future of mortgage backers Fannie Mae and Freddie Mac.

--------------------------------------------------------------------------------
 INVESTMENT RISK CONSIDERATIONS
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                                      ENDING
                                                                       1 YEAR   5 YEAR   10 YEAR     VALUE(2)
                                                                       ------   ------   -------     --------
Institutional                                                           5.18%    4.22%    4.17%      $15,039
-------------------------------------------------------------------------------------------------------------
Class A Shares                                                          1.77%    3.33%    3.64%      $14,292
-------------------------------------------------------------------------------------------------------------
Class C Shares                                                          4.14%    3.19%    3.13%      $13,606
-------------------------------------------------------------------------------------------------------------
BofA Merrill Lynch 1-3 Year Government/Corporate Bond Index(1)          3.76%    4.61%    4.66%      $15,774
-------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/10, THE GROSS EXPENSE RATIOS ARE 0.78% (INSTITUTIONAL SHARES), 1.03% (CLASS A) AND 1.78% (CLASS C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 3.00%. THE TOTAL RETURN FIGURES FOR C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 1.0% WITHIN THE FIRST YEAR.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 29, 2001, the quoted performance for the Fifth Third Short Term Bond Fund Institutional Shares reflects the performance of the Kent Short Term Bond Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the performance for the Fifth Third Short Term Bond Fund Class A Shares reflects the performance of the Kent Short Term Bond Fund Investment Shares with an inception date of December 4, 1992, adjusted for the maximum sales charge. Class C Shares were initially offered on August 1, 2003. The performance figures for Class C Shares for the periods prior to such date represent the performance for Institutional Shares and are adjusted to reflect expenses and applicable sales charges for Class C Shares.

--------------------------------------------------------------------------------
 FUND HOLDINGS AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
 AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

                         [CHART OF FUND HOLDINGS]

U.S. Government Agencies                                                 37.89%
Corporate Bonds                                                          18.69%
Investment Companies*                                                    14.42%
Mortgage-Backed Securities                                               11.30%
Asset-Backed Securities                                                   5.78%
U.S. Treasury Obligations                                                 5.51%
Foreign Bonds                                                             5.17%
Investments in Affiliates                                                 1.21%
Municipal Bonds                                                           0.03%

                                [END CHART]

(+) Portfolio composition is subject to change.

*   Includes State Street Navigator Prime Securities Lending Portfolio. (See
    Note 2)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 SHORT TERM BOND FUND
--------------------------------------------------------------------------------

 GROWTH OF A $10,000 INVESTMENT

                    [CHART OF GROWTH OF A $10,000 INVESTMENT]

                  SHORT TERM BOND               BOFA MERRILL LYNCH 1-3 YEAR
              (INSTITUTIONAL SHARES)          GOVERNMENT/CORPORATE BOND INDEX
7/31/00              $10,000                             $10,000
   9/00               10,177                              10,156
  12/00               10,451                              10,426
   3/01               10,747                              10,729
   6/01               10,867                              10,868
   9/01               11,213                              11,246
  12/01               11,277                              11,334
   3/02               11,227                              11,336
   6/02               11,460                              11,610
   9/02               11,694                              11,884
  12/02               11,822                              12,025
   3/03               11,921                              12,129
   6/03               12,013                              12,263
   9/03               12,063                              12,324
  12/03               12,062                              12,355
   3/04               12,169                              12,494
   6/04               12,037                              12,353
   9/04               12,142                              12,493
  12/04               12,151                              12,505
   3/05               12,120                              12,470
   6/05               12,260                              12,624
   9/05               12,279                              12,640
  12/05               12,352                              12,724
   3/06               12,408                              12,785
   6/06               12,485                              12,869
   9/06               12,727                              13,131
  12/06               12,856                              13,265
   3/07               13,038                              13,456
   6/07               13,121                              13,554
   9/07               13,347                              13,878
  12/07               13,573                              14,177
   3/08               13,711                              14,553
   6/08               13,747                              14,474
   9/08               13,645                              14,500
  12/08               13,368                              14,842
   3/09               13,596                              14,900
   6/09               14,133                              15,136
   9/09               14,490                              15,354
  12/09               14,627                              15,411
   3/10               14,796                              15,554
   6/10               14,964                              15,710
7/31/10               15,039                              15,774

                                [END CHART]

    PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE
    WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the BofA Merrill Lynch 1-3 Year Government/Corporate Bond Index. The BofA Merrill Lynch 1-3 Year Government/Corporate Bond Index is composed of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years.

    The BofA Merrill Lynch 1-3 Year Government/Corporate Bond Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2010.

                         This page intentionally left blank.

                                                                SMALL CAP GROWTH
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                         Shares              Value
                                                        --------          ------------
COMMON STOCKS (97.6%)
AUTO COMPONENTS (3.6%)
Cooper Tire & Rubber Co. (a)                              33,300          $    719,613
Tenneco, Inc. *                                           31,300               863,880
                                                                          ------------
                                                                             1,583,493
                                                                          ------------
CAPITAL MARKETS (3.6%)
Ares Capital Corp.                                        66,000               924,660
Stifel Financial Corp. * (a)                              13,600               630,224
                                                                          ------------
                                                                             1,554,884
                                                                          ------------
COMMERCIAL SERVICES (0.8%)
SuccessFactors, Inc. * (a)                                17,615               357,761
                                                                          ------------

COMMERCIAL SERVICES & SUPPLIES (3.1%)
Envestnet, Inc. *                                         43,200               434,592
GeoEye, Inc. *                                            26,100               900,972
                                                                          ------------
                                                                             1,335,564
                                                                          ------------
COMMUNICATIONS EQUIPMENT (2.3%)
Harmonic, Inc. * (a)                                      39,849               277,747
Netgear, Inc. * (a)                                       29,878               717,072
                                                                          ------------
                                                                               994,819
                                                                          ------------
COMPUTERS & PERIPHERALS (0.6%)
Xyratex, Ltd. * (a)                                       21,166               274,946
                                                                          ------------

CONSTRUCTION & ENGINEERING (1.2%)
Orion Marine Group, Inc. * (a)                            41,400               514,188
                                                                          ------------

CONSUMER FINANCE (3.4%)
Cardtronics, Inc. * (a)                                   67,000               867,650
Cash America International, Inc. (a)                      17,818               596,903
                                                                          ------------
                                                                             1,464,553
                                                                          ------------
CONTAINERS & PACKAGING (1.9%)
Rock-Tenn Co., Class A                                    15,500               824,910
                                                                          ------------

DIVERSIFIED CONSUMER SERVICES (3.4%)
American Public Education, Inc. * (a)                     16,900               754,754
ChinaCast Education Corp. * (a)                          103,600               708,624
                                                                          ------------
                                                                             1,463,378
                                                                          ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
TW Telecom, Inc. * (a)                                    29,242               553,259
                                                                          ------------

ELECTRICAL COMPONENTS & EQUIPMENT (1.1%)
Polypore International, Inc. * (a)                        19,750               485,060
                                                                          ------------

ENERGY-ALTERNATE SOURCES (0.9%)
Comverge, Inc. * (a)                                      44,000               389,840
                                                                          ------------

FINANCE-INVESTMENT BANKER / BROKER (1.1%)
Evercore Partners, Inc., Class A (a)                      19,900               467,252
                                                                          ------------

FOOD-MISCELLANEOUS / DIVERSIFIED (1.8%)
Diamond Foods, Inc. (a)                                   18,000               801,720
                                                                          ------------

HEALTHCARE EQUIPMENT & SUPPLIES (6.7%)
Align Technology, Inc. * (a)                              52,300               907,405
Endologix, Inc. * (a)                                    104,000               475,280
Neogen Corp. * (a)                                        28,500               851,010
NuVasive, Inc. * (a)                                      20,944               686,335
                                                                          ------------
                                                                             2,920,030
                                                                          ------------

HEALTHCARE PROVIDERS & SERVICES (5.6%)
Clarient, Inc. * (a)                                     260,920               840,162
Emergency Medical Services Corp., Class A *               16,608               743,042
HMS Holdings Corp. * (a)                                  14,694               827,566
                                                                          ------------
                                                                             2,410,770
                                                                          ------------

HOTELS RESTAURANTS & LEISURE (1.3%)
Bally Technologies, Inc. * (a)                            18,000               581,400
                                                                          ------------

INTERNET (1.3%)
Constant Contact, Inc. * (a)                              28,477               555,017
                                                                          ------------

INTERNET SOFTWARE & SERVICES (2.1%)
Art Technology Group, Inc. * (a)                         110,284               397,022
Perficient, Inc. * (a)                                    58,644               507,271
                                                                          ------------
                                                                               904,293
                                                                          ------------
IT SERVICES (2.6%)
ExlService Holdings, Inc. *                               35,694               664,979
Forrester Research, Inc. * (a)                            14,877               480,230
                                                                          ------------
                                                                             1,145,209
                                                                          ------------
LEISURE EQUIPMENT & PRODUCTS (1.6%)
Polaris Industries, Inc. (a)                              11,400               680,580
                                                                          ------------

LEISURE TIME (1.8%)
Life Time Fitness, Inc. * (a)                             22,000               799,920
                                                                          ------------

LIFE SCIENCES TOOLS & SERVICES (3.2%)
ICON PLC ADR *                                            32,070               756,852
Luminex Corp. * (a)                                       38,450               625,966
                                                                          ------------
                                                                             1,382,818
                                                                          ------------
MEDIA (2.6%)
Dolan Co. (The) * (a)                                     56,300               658,147
Imax Corp. * (a)                                          31,323               484,567
                                                                          ------------
                                                                             1,142,714
                                                                          ------------
MEDICAL-DRUGS (1.3%)
Akorn, Inc. * (a)                                        160,500               584,220
                                                                          ------------

METALS & MINING (1.3%)
Carpenter Technology Corp.                                16,700               583,665
                                                                          ------------

NETWORKING PRODUCTS (2.3%)
Acme Packet, Inc. * (a)                                   34,761               982,346
                                                                          ------------

OIL & GAS SERVICES (1.2%)
Global Geophysical Services, Inc. *                       72,500               524,900
                                                                          ------------

                                    Continued

SMALL CAP GROWTH
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                         Shares              Value
                                                        --------          ------------
COMMON STOCKS, CONTINUED
OIL-FIELD SERVICES (2.3%)
North American Energy Partners, Inc. *                   103,500          $    999,810
                                                                          ------------

PROFESSIONAL SERVICES (1.6%)
CoStar Group, Inc. * (a)                                  16,000               701,280
                                                                          ------------

ROAD & RAIL (1.9%)
Knight Transportation, Inc. (a)                           38,500               805,420
                                                                          ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.0%)
Atheros Communications, Inc. * (a)                         7,316               193,435
Entegris, Inc. * (a)                                      81,377               375,148
LTX-Credence Corp. * (a)                                 199,345               558,166
MKS Instruments, Inc. * (a)                               20,943               449,437
Varian Semiconductor Equipment Associates, Inc. *         21,471               606,770
                                                                          ------------
                                                                             2,182,956
                                                                          ------------

SOFTWARE (6.9%)
Informatica Corp. * (a)                                   37,152             1,119,390
JDA Software Group, Inc. *                                28,000               658,000
SolarWinds, Inc. *                                        23,786               328,723
Solera Holdings, Inc.                                     11,581               439,846
Ultimate Software Group, Inc. * (a)                       13,577               437,994
                                                                          ------------
                                                                             2,983,953
                                                                          ------------
SPECIALTY RETAIL (2.9%)
Monro Muffler Brake, Inc. (a)                             20,800               853,632
Ulta Salon Cosmetics & Fragrance, Inc. * (a)              15,482               391,075
                                                                          ------------
                                                                             1,244,707
                                                                          ------------

TEXTILES APPAREL & LUXURY GOODS (5.1%)
Deckers Outdoor Corp. * (a)                               17,256               878,158
True Religion Apparel, Inc. * (a)                         23,500               577,630
Warnaco Group, Inc. (The) * (a)                           18,100               756,037
                                                                          ------------
                                                                             2,211,825
                                                                          ------------

TRADING COMPANIES & DISTRIBUTORS (1.3%)
Beacon Roofing Supply, Inc. * (a)                         33,600               573,216
                                                                          ------------

TRANSPORTATION (3.9%)
Aegean Marine Petroleum Network, Inc.                     37,000               760,720
Atlas Air Worldwide Holdings, Inc. * (a)                  15,700               918,136
                                                                          ------------
                                                                             1,678,856
                                                                          ------------
WIRELESS EQUIPMENT (1.7%)
Aruba Networks, Inc. * (a)                                42,236               717,167
                                                                          ------------

TOTAL COMMON STOCKS                                                         42,362,699
                                                                          ------------

INVESTMENT COMPANIES (28.8%)
State Street Navigator Securities
   Lending Portfolio (c)                              12,511,020            12,511,020
                                                                          ------------

TOTAL INVESTMENT COMPANIES                                                  12,511,020
                                                                          ------------
INVESTMENTS IN AFFILIATES (3.4%)
Fifth Third Institutional Money Market Fund (b)        1,455,171             1,455,171
                                                                          ------------

TOTAL INVESTMENTS IN AFFILIATES                                              1,455,171
                                                                          ------------

TOTAL INVESTMENTS (COST $48,901,202) - 129.8%                               56,328,890

LIABILITIES IN EXCESS OF OTHER ASSETS - (29.8)%                            (12,916,908)
                                                                          ------------

NET ASSETS - 100.0%                                                       $ 43,411,982
                                                                          ============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) All or part of this security was on loan.

(b) Investment is in Institutional Shares of underlying fund.

(c) Represents investments of cash collateral received in connection with securities lending.

The following abbreviation is used in the Schedule of Investments:
ADR - American Depositary Receipt

At July 31, 2010, Small Cap Growth's investments were in the following countries:

COUNTRY
--------------------------------------------------------------------------------------
Bermuda                                                                           0.5%
Canada                                                                            2.6%
Greece                                                                            1.4%
Ireland                                                                           1.3%
United States                                                                    94.2%
                                                                                ------
TOTAL                                                                           100.0%
                                                                                ======

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                  MID CAP GROWTH
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                         Shares              Value
                                                        --------          ------------
COMMON STOCKS (98.9%)
AEROSPACE & DEFENSE (2.6%)
BE Aerospace, Inc. *                                      43,500          $  1,278,900
Goodrich Corp.                                            12,250               892,658
                                                                          ------------
                                                                             2,171,558
                                                                          ------------
AUTO COMPONENTS (4.1%)
Autoliv, Inc. * (a)                                       24,500             1,407,280
BorgWarner, Inc. * (a)                                    24,500             1,074,570
Wabco Holding, Inc. *                                     22,000               850,960
                                                                          ------------
                                                                             3,332,810
                                                                          ------------
BEVERAGES (1.4%)
Dr. Pepper Snapple Group, Inc.                            30,500             1,145,275
                                                                          ------------
BIOTECHNOLOGY (1.3%)
Alexion Pharmaceuticals, Inc. *                           19,750             1,073,610
                                                                          ------------
CAPITAL MARKETS (2.9%)
Affiliated Managers Group, Inc. *                         17,000             1,204,110
Ameriprise Financial, Inc.                                27,000             1,144,530
                                                                          ------------
                                                                             2,348,640
                                                                          ------------
CHEMICALS (5.1%)
CF Industries Holdings, Inc.                              10,750               872,793
FMC Corp.                                                 21,500             1,343,535
Scotts Miracle-Gro Co. (The), Class A                     20,500               989,125
Valspar Corp.                                             31,500               989,415
                                                                          ------------
                                                                             4,194,868
                                                                          ------------
COMMERCIAL SERVICES & SUPPLIES (1.4%)
Stericycle, Inc. * (a)                                    18,250             1,149,750
                                                                          ------------
COMMUNICATIONS EQUIPMENT (1.9%)
F5 Networks, Inc. * (a)                                   17,750             1,558,982
                                                                          ------------
COMPUTERS (1.3%)
Netezza Corp. * (a)                                       69,000             1,069,500
                                                                          ------------
COMPUTERS & PERIPHERALS (1.7%)
NetApp, Inc. *                                            34,000             1,438,200
                                                                          ------------
DIVERSIFIED FINANCIAL SERVICES (2.0%)
CBOE Holdings, Inc. * (a)                                 26,000               691,600
IntercontinentalExchange, Inc. *                           9,000               950,580
                                                                          ------------
                                                                             1,642,180
                                                                          ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
TW Telecom, Inc. *                                        57,000             1,078,440
                                                                          ------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS (1.3%)
Rovi Corp. * (a)                                          24,000             1,068,000
                                                                          ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (3.1%)
Agilent Technologies, Inc. *                              55,500             1,550,115
Mettler-Toledo International, Inc. * (a)                   8,750             1,022,000
                                                                          ------------
                                                                             2,572,115
                                                                          ------------
ENERGY EQUIPMENT & SERVICES (3.0%)
Core Laboratories NV (a)                                  19,250             1,487,062
FMC Technologies, Inc. *                                  15,750               996,660
                                                                          ------------
                                                                             2,483,722
                                                                          ------------
FOOD PRODUCTS (1.4%)
HJ Heinz Co.                                              26,500             1,178,720
                                                                          ------------
HEALTHCARE EQUIPMENT & SUPPLIES (2.5%)
Edwards Lifesciences Corp. *                              21,500             1,242,700
Zimmer Holdings, Inc. *                                   14,750               781,602
                                                                          ------------
                                                                             2,024,302
                                                                          ------------
HEALTHCARE PROVIDERS & SERVICES (3.4%)
AmerisourceBergen Corp.                                   41,500             1,243,755
HMS Holdings Corp. *                                      14,750               830,720
SXC Health Solutions Corp. *                              10,750               729,925
                                                                          ------------
                                                                             2,804,400
                                                                          ------------
HOTELS RESTAURANTS & LEISURE (5.2%)
Panera Bread Co., Class A * (a)                           11,750               918,968
Starwood Hotels & Resorts Worldwide, Inc.                 26,500             1,283,925
WMS Industries, Inc. *                                    21,500               827,965
Wynn Resorts, Ltd.                                        13,750             1,205,600
                                                                          ------------
                                                                             4,236,458
                                                                          ------------
HOUSEHOLD DURABLES (1.5%)
Snap-On, Inc.                                             27,500             1,228,425
                                                                          ------------
INDUSTRIAL CONGLOMERATES (1.7%)
McDermott International, Inc. *                           59,000             1,387,090
                                                                          ------------
IT SERVICES (1.5%)
Cognizant Technology Solutions Corp., Class A *           22,500             1,227,600
                                                                          ------------
LIFE SCIENCES TOOLS & SERVICES (1.5%)
Waters Corp. *                                            18,750             1,203,000
                                                                          ------------
MACHINERY (5.3%)
CNH Global NV *                                           34,500             1,061,910
Cummins, Inc.                                             16,750             1,333,468
Flowserve Corp.                                            9,250               917,230
Parker Hannifin Corp.                                     16,250             1,009,450
                                                                          ------------
                                                                             4,322,058
                                                                          ------------
MEDIA (1.2%)
Scripps Networks Interactive, Inc., Class A               23,000               980,490
                                                                          ------------
METALS & MINING (1.2%)
Titanium Metals Corp. *                                   45,500             1,007,370
                                                                          ------------
MULTILINE RETAIL (1.7%)
Dollar Tree, Inc. *                                       31,500             1,396,080
                                                                          ------------
NETWORKING PRODUCTS (0.9%)
Acme Packet, Inc. *                                       27,500               777,150
                                                                          ------------
OIL & GAS (1.0%)
Peabody Energy Corp.                                      18,250               823,988
                                                                          ------------
OIL FIELD MACHINERY & EQUIPMENT (1.7%)
Dresser-Rand Group, Inc. *                                38,250             1,423,282
                                                                          ------------

                                    Continued

MID CAP GROWTH
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                        Shares              Value
                                                      ----------          ------------
COMMON STOCKS, CONTINUED
OIL GAS & CONSUMABLE FUELS (1.0%)
Pioneer Natural Resources Co.                             13,750          $    796,400
                                                                          ------------
PERSONAL PRODUCTS (1.2%)
Estee Lauder Cos., Inc. (The), Class A (a)                16,250             1,011,562
                                                                          ------------
PHARMACEUTICALS (1.6%)
Mead Johnson Nutrition Co.                                24,500             1,301,930
                                                                          ------------
REAL ESTATE INVESTMENT TRUSTS (1.8%)
Digital Realty Trust, Inc. (a)                            23,500             1,485,670
                                                                          ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (1.3%)
Jones Lang LaSalle, Inc.                                  13,500             1,045,710
                                                                          ------------
ROAD & RAIL (3.1%)
JB Hunt Transport Services, Inc.                          29,500             1,046,955
Kansas City Southern *                                    40,000             1,468,000
                                                                          ------------
                                                                             2,514,955
                                                                          ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.9%)
Broadcom Corp., Class A                                   33,500             1,207,005
Lam Research Corp. *                                      28,500             1,202,415
Netlogic Microsystems, Inc. *                             25,500               753,780
                                                                          ------------
                                                                             3,163,200
                                                                          ------------
SOFTWARE (9.1%)
Citrix Systems, Inc. *                                    18,750             1,031,625
Informatica Corp. * (a)                                   40,000             1,205,200
Intuit, Inc. *                                            57,000             2,265,750
Nuance Communications, Inc. *                             63,750             1,052,512
Salesforce.com, Inc. * (a)                                19,250             1,904,788
                                                                          ------------
                                                                             7,459,875
                                                                          ------------
SPECIALTY RETAIL (6.0%)
AnnTaylor Stores Corp. * (a)                              46,000               806,840
Dick's Sporting Goods, Inc. *                             46,500             1,223,415
Limited Brands, Inc.                                      50,000             1,282,000
O'Reilly Automotive, Inc. *                               33,500             1,650,880
                                                                          ------------
                                                                             4,963,135
                                                                          ------------
TRADING COMPANIES & DISTRIBUTORS (2.4%)
Beacon Roofing Supply, Inc. *                             43,000               733,580
Fastenal Co. (a)                                          25,500             1,251,540
                                                                          ------------
                                                                             1,985,120
                                                                          ------------
WIRELESS EQUIPMENT (1.4%)
Aruba Networks, Inc. * (a)                                65,500             1,112,190
                                                                          ------------
TOTAL COMMON STOCKS                                                         81,187,810
                                                                          ------------
INVESTMENT COMPANIES (18.7%)
State Street Navigator Securities
   Lending Portfolio (c)                              15,393,827            15,393,827
                                                                          ------------
TOTAL INVESTMENT COMPANIES                                                  15,393,827
                                                                          ------------
INVESTMENTS IN AFFILIATES (0.0%)
Fifth Third Institutional Money Market Fund (b)              124                   124
                                                                          ------------
TOTAL INVESTMENTS IN AFFILIATES                                                    124
                                                                          ------------
TOTAL INVESTMENTS (COST $88,159,525) - 117.6%                               96,581,761

LIABILITIES IN EXCESS OF OTHER ASSETS - (17.6)%                            (14,484,346)
                                                                          ------------

NET ASSETS - 100.0%                                                       $ 82,097,415
                                                                          ============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) All or part of this security was on loan.

(b) Investment is in Institutional Shares of underlying fund.

(c) Represents investments of cash collateral received in connection with securities lending.

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                  QUALITY GROWTH
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                         Shares              Value
                                                        --------          ------------
COMMON STOCKS (96.6%)
AEROSPACE & DEFENSE (1.8%)
Goodrich Corp.                                            73,000          $  5,319,510
                                                                          ------------

AUTO COMPONENTS (4.4%)
BorgWarner, Inc. * (c)                                   115,000             5,043,900
Johnson Controls, Inc.                                   170,000             4,897,700
Wabco Holding, Inc. *                                     80,000             3,094,400
                                                                          ------------
                                                                            13,036,000
                                                                          ------------
BEVERAGES (1.7%)
Dr. Pepper Snapple Group, Inc.                           130,000             4,881,500
                                                                          ------------
BIOTECHNOLOGY (2.8%)
Alexion Pharmaceuticals, Inc. *                           95,000             5,164,200
Celgene Corp. *                                           56,000             3,088,400
                                                                          ------------
                                                                             8,252,600
                                                                          ------------
CAPITAL MARKETS (1.4%)
Ameriprise Financial, Inc.                               100,000             4,239,000
                                                                          ------------
CHEMICALS (0.8%)
Monsanto Co.                                              40,000             2,313,600
                                                                          ------------
COMMERCIAL SERVICES & SUPPLIES (1.4%)
Stericycle, Inc. * (c)                                    64,500             4,063,500
                                                                          ------------
COMMERCIAL SERVICES-FINANCE (1.0%)
Visa, Inc., Class A                                       40,000             2,934,000
                                                                          ------------
COMMUNICATIONS EQUIPMENT (3.1%)
Cisco Systems, Inc. *                                    400,000             9,228,000
                                                                          ------------
COMPUTERS & PERIPHERALS (8.0%)
Apple, Inc. *                                             49,000            12,605,250
EMC Corp. *                                              211,000             4,175,690
International Business Machines Corp.                     51,500             6,612,600
                                                                          ------------
                                                                            23,393,540
                                                                          ------------
CONSUMER FINANCE (1.8%)
American Express Co.                                     119,000             5,312,160
                                                                          ------------
DIVERSIFIED FINANCIAL SERVICES (1.2%)
JPMorgan Chase & Co.                                      90,000             3,625,200
                                                                          ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)
Agilent Technologies, Inc. *                             140,000             3,910,200
                                                                          ------------
ENERGY EQUIPMENT & SERVICES (1.2%)
Halliburton Co.                                          120,000             3,585,600
                                                                          ------------
FOOD PRODUCTS (3.8%)
General Mills, Inc.                                      126,000             4,309,200
HJ Heinz Co.                                              93,000             4,136,640
Kellogg Co.                                               57,000             2,852,850
                                                                          ------------
                                                                            11,298,690
                                                                          ------------
HEALTHCARE EQUIPMENT & SUPPLIES (2.3%)
Covidien PLC                                              70,000             2,612,400
Hospira, Inc. *                                           80,000             4,168,000
                                                                          ------------
                                                                             6,780,400
                                                                          ------------
HEALTHCARE PROVIDERS & SERVICES (3.6%)
Express Scripts, Inc. *                                  100,000             4,518,000
McKesson Corp.                                            50,000             3,141,000
UnitedHealth Group, Inc.                                  96,000             2,923,200
                                                                          ------------
                                                                            10,582,200
                                                                          ------------
HOTELS RESTAURANTS & LEISURE (3.2%)
McDonald's Corp.                                          90,000             6,275,700
Starbucks Corp.                                          120,000             2,982,000
                                                                          ------------
                                                                             9,257,700
                                                                          ------------
HOUSEHOLD PRODUCTS (2.7%)
Colgate-Palmolive Co.                                     37,000             2,922,260
Procter & Gamble Co. (The)                                80,000             4,892,800
                                                                          ------------
                                                                             7,815,060
                                                                          ------------
INFORMATION TECHNOLOGY (1.3%)
Vmware, Inc., Class A *                                   50,000             3,876,500
                                                                          ------------
INTERNET SOFTWARE & SERVICES (2.6%)
Baidu, Inc. ADR *                                         39,000             3,174,990
Google, Inc., Class A *                                    9,250             4,484,862
                                                                          ------------
                                                                             7,659,852
                                                                          ------------
IT SERVICES (1.7%)
Cognizant Technology Solutions Corp.,
   Class A *                                              90,000             4,910,400
                                                                          ------------
LIFE SCIENCES TOOLS & SERVICES (1.6%)
Thermo Fisher Scientific, Inc. *                         105,000             4,710,300
                                                                          ------------
MACHINERY (7.5%)
Cummins, Inc.                                             55,500             4,418,355
Danaher Corp.                                            130,000             4,993,300
Deere & Co.                                               76,000             5,067,680
Flowserve Corp.                                           35,000             3,470,600
Parker Hannifin Corp.                                     65,000             4,037,800
                                                                          ------------
                                                                            21,987,735
                                                                          ------------
MEDIA (3.2%)
Time Warner, Inc.                                        150,000             4,719,000
Walt Disney Co. (The)                                    140,000             4,716,600
                                                                          ------------
                                                                             9,435,600
                                                                          ------------
METALS & MINING (1.1%)
Titanium Metals Corp. *                                  144,000             3,188,160
                                                                          ------------
MULTI-UTILITIES (1.0%)
Wisconsin Energy Corp.                                    54,000             2,931,120
                                                                          ------------
OIL & GAS (4.3%)
EOG Resources, Inc.                                       40,000             3,900,000
Occidental Petroleum Corp.                                63,000             4,909,590
Peabody Energy Corp.                                      83,000             3,747,450
                                                                          ------------
                                                                            12,557,040
                                                                          ------------
OIL COMPANY-EXPLORATION & PRODUCTION (0.9%)
Petrohawk Energy Corp. *                                 170,000             2,680,900
                                                                          ------------

                                    Continued

QUALITY GROWTH
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                        Shares               Value
                                                      ----------          ------------
COMMON STOCKS, CONTINUED
PERSONAL PRODUCTS (3.2%)
Alberto-Culver Co.                                       130,000          $  3,805,100
Estee Lauder Cos., Inc. (The), Class A (c)                90,000             5,602,500
                                                                          ------------
                                                                             9,407,600
                                                                          ------------
ROAD & RAIL (3.1%)
JB Hunt Transport Services, Inc.                         109,000             3,868,410
Union Pacific Corp.                                       70,000             5,226,900
                                                                          ------------
                                                                             9,095,310
                                                                          ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.5%)
Altera Corp.                                             114,000             3,160,080
Broadcom Corp., Class A                                  140,000             5,044,200
Intel Corp.                                              390,000             8,034,000
                                                                          ------------
                                                                            16,238,280
                                                                          ------------
SOFTWARE (6.2%)
Microsoft Corp.                                          300,000             7,743,000
Oracle Corp.                                             290,000             6,855,600
Salesforce.com, Inc. * (c)                                38,000             3,760,100
                                                                          ------------
                                                                            18,358,700
                                                                          ------------
SPECIALTY RETAIL (2.5%)
Home Depot, Inc.                                         100,000             2,851,000
O'Reilly Automotive, Inc. *                               90,000             4,435,200
                                                                          ------------
                                                                             7,286,200
                                                                          ------------

TEXTILES APPAREL & LUXURY GOODS (1.6%)
Nike, Inc., Class B                                       65,000             4,786,600
                                                                          ------------
TRADING COMPANIES & DISTRIBUTORS (1.8%)
Fastenal Co. (c)                                         110,000             5,398,800
                                                                          ------------
TOTAL COMMON STOCKS                                                        284,337,557
                                                                          ------------
INVESTMENT COMPANIES (6.8%)
State Street Navigator Securities
   Lending Portfolio (f)                              20,050,161            20,050,161
                                                                          ------------
TOTAL INVESTMENT COMPANIES                                                  20,050,161
                                                                          ------------

                                                      Principal
                                                        Amount
                                                      ----------
ASSET-BACKED SECURITIES (0.0%)
MANUFACTURED HOUSING ABS OTHER (0.0%)
Green Tree Financial Corp., Series 1995-4,
   Class M1, 7.60%, 6/15/25 (a)                        $  83,565                84,776
                                                                          ------------
OTHER ABS (0.0%)
Aerco, Ltd., Series 2A, Class A3,
   0.69%, 7/15/25 (a) (b) (e)                             60,458                38,693
                                                                          ------------
TOTAL ASSET-BACKED SECURITIES                                                  123,469
                                                                          ------------
CORPORATE BONDS (0.1%)
COMMERCIAL BANKS-CENTRAL U.S. (0.1%)
Bank One Capital III, 8.75%, 9/1/30                      165,792               195,466
                                                                          ------------
TOTAL CORPORATE BONDS                                                          195,466
                                                                          ------------

MORTGAGE-BACKED SECURITIES (0.3%)
WL COLLATERAL CMO OTHER (0.2%)
Indymac Index Mortgage Loan Trust,
    Series 2005-AR9, Class 1A1,
    3.26%, 7/25/35 (a)                                   106,209                64,924
JP Morgan Mortgage Trust,
    Series 2005-A1, Class 2A1,
    4.81%, 2/25/35 (a)                                   182,734               171,469
Morgan Stanley Mortgage Loan Trust,
    Series 2004-4, Class 3A, 5.00%,
    8/25/19                                              399,017               405,612
                                                                          ------------
                                                                               642,005
                                                                          ------------
WL COLLATERAL CMO SEQUENTIAL (0.1%)
Countrywide Alternative Loan Trust,
    Series 2005-J3, Class 3A1, 6.50%,
    9/25/34                                              102,374                98,286
                                                                          ------------
TOTAL MORTGAGE-BACKED SECURITIES                                               740,291
                                                                          ------------
U.S. GOVERNMENT AGENCIES (0.3%)
FANNIE MAE (0.2%)
5.50%, 4/25/37                                           267,388               280,931
6.00%, 8/25/33 (a)                                       241,788               251,994
                                                                          ------------
                                                                               532,925
                                                                          ------------
FREDDIE MAC (0.1%)
5.50%, 3/15/35                                           222,635               229,702
                                                                          ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.0%)
0.47%, 4/16/46, IO (a) (e)                             3,032,025                76,976
                                                                          ------------
TOTAL U.S. GOVERNMENT AGENCIES                                                 839,603
                                                                          ------------

                                                         Shares
                                                       ---------
INVESTMENTS IN AFFILIATES (1.4%)
Fifth Third Institutional Money Market Fund (d)        4,189,191             4,189,191
                                                                          ------------
TOTAL INVESTMENTS IN AFFILIATES                                              4,189,191
                                                                          ------------
TOTAL INVESTMENTS (COST $273,591,636) - 105.5%                             310,475,738
LIABILITIES IN EXCESS OF OTHER ASSETS - (5.5)%                             (16,231,978)
                                                                          ------------
NET ASSETS - 100.0%                                                       $294,243,760
                                                                          ============

                                    Continued

                                                                  QUALITY GROWTH
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2010.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c) All or part of this security was on loan.

(d) Investment is in Institutional Shares of underlying fund.

(e) Illiquid Securities.

(f) Represents investments of cash collateral received in connection with securities lending.

The following abbreviations are used in the Schedule of Investments:
ABS  - Asset-Backed Security
ADR - American Depositary Receipt
CMO - Collateralized Mortgage Obligation
IO - Interest Only
WL - Whole Loan

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                 DIVIDEND GROWTH
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                         Shares              Value
                                                        --------          ------------
COMMON STOCKS (98.7%)
AEROSPACE & DEFENSE (2.3%)
United Technologies Corp.                                  2,364          $    168,080
                                                                          ------------
AIR FREIGHT & LOGISTICS (1.8%)
United Parcel Service, Inc., Class B                       1,991               129,415
                                                                          ------------
AUTO COMPONENTS (1.0%)
Johnson Controls, Inc.                                     2,473                71,247
                                                                          ------------
BEVERAGES (3.9%)
Diageo PLC ADR                                               785                54,856
PepsiCo, Inc. (a)                                          3,585               232,702
                                                                          ------------
                                                                               287,558
                                                                          ------------
CAPITAL MARKETS (1.4%)
Ameriprise Financial, Inc. (a)                             2,383               101,015
                                                                          ------------
CHEMICALS (4.0%)
Air Products & Chemicals, Inc.                             1,411               102,410
Ecolab, Inc. (a)                                           1,516                74,148
Praxair, Inc. (a)                                          1,306               113,387
                                                                          ------------
                                                                               289,945
                                                                          ------------
COMMERCIAL BANKS (2.9%)
Cullen/Frost Bankers, Inc. (a)                             1,466                80,938
US Bancorp                                                 5,424               129,633
                                                                          ------------
                                                                               210,571
                                                                          ------------
COMMUNICATIONS EQUIPMENT (2.6%)
Cisco Systems, Inc. *                                      8,287               191,181
                                                                          ------------
COMPUTERS & PERIPHERALS (7.1%)
Apple, Inc. *                                              1,174               302,012
International Business Machines Corp. (a)                  1,713               219,949
                                                                          ------------
                                                                               521,961
                                                                          ------------
DIVERSIFIED FINANCIAL SERVICES (5.4%)
Bank of America Corp.                                      8,769               123,117
CME Group, Inc.                                              330                92,004
JPMorgan Chase & Co. (a)                                   4,542               182,952
                                                                          ------------
                                                                               398,073
                                                                          ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
AT&T, Inc.                                                 4,877               126,509
                                                                          ------------
ELECTRICAL COMPONENTS & EQUIPMENT (2.9%)
Emerson Electric Co. (a)                                   2,761               136,780
Roper Industries, Inc. (a)                                 1,253                78,312
                                                                          ------------
                                                                               215,092
                                                                          ------------
ENERGY EQUIPMENT & SERVICES (1.9%)
Schlumberger, Ltd. (a)                                     2,335               139,306
                                                                          ------------
FOOD & STAPLES RETAILING (2.0%)
Costco Wholesale Corp. (a)                                 1,237                70,150
Wal-Mart Stores, Inc.                                      1,427                73,048
                                                                          ------------
                                                                               143,198
                                                                          ------------

                                    Continued

DIVIDEND GROWTH
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                         Shares              Value
                                                        --------          ------------
FOOD PRODUCTS (1.8%)
HJ Heinz Co. (a)                                           1,205          $     53,599
JM Smucker Co. (The) (a)                                   1,333                81,886
                                                                          ------------
                                                                               135,485
                                                                          ------------
HEALTHCARE EQUIPMENT & SUPPLIES (1.1%)
Medtronic, Inc.                                            2,108                77,933
                                                                          ------------
HEALTHCARE PROVIDERS & SERVICES (2.9%)
AmerisourceBergen Corp.                                    4,130               123,776
UnitedHealth Group, Inc.                                   2,982                90,802
                                                                          ------------
                                                                               214,578
                                                                          ------------
HOTELS RESTAURANTS & LEISURE (3.9%)
Darden Restaurants, Inc. (a)                               1,677                70,250
Marriott International, Inc., Class A (a)                  2,330                79,010
McDonald's Corp. (a)                                       2,000               139,460
                                                                          ------------
                                                                               288,720
                                                                          ------------
HOUSEHOLD DURABLES (1.2%)
Snap-On, Inc.                                              1,993                89,027
                                                                          ------------
HOUSEHOLD PRODUCTS (4.3%)
Clorox Co. (a)                                             1,556               100,953
Procter & Gamble Co. (The)                                 3,473               212,409
                                                                          ------------
                                                                               313,362
                                                                          ------------
INDUSTRIAL CONGLOMERATES (0.5%)
General Electric Co.                                       2,256                36,367
                                                                          ------------
INSURANCE (3.0%)
MetLife, Inc.                                              5,154               216,777
                                                                          ------------
MACHINERY (3.8%)
Cummins, Inc. (a)                                          1,114                88,686
Illinois Tool Works, Inc. (a)                              1,236                53,766
Joy Global, Inc.                                           1,321                78,428
Parker Hannifin Corp.                                        960                59,635
                                                                          ------------
                                                                               280,515
                                                                          ------------
MEDIA (1.5%)
Walt Disney Co. (The) (a)                                  3,219               108,448
                                                                          ------------
MULTILINE RETAIL (2.1%)
Target Corp.                                               2,952               151,497
                                                                          ------------
MULTI-UTILITIES (2.5%)
Wisconsin Energy Corp.                                     3,346               181,621
                                                                          ------------
OIL & GAS (8.6%)
Apache Corp. (a)                                           1,718               164,206
Chevron Corp.                                              1,974               150,439
ConocoPhillips                                             1,335                73,719
Exxon Mobil Corp.                                          1,690               100,859
Occidental Petroleum Corp.                                 1,782               138,871
                                                                          ------------
                                                                               628,094
                                                                          ------------
PHARMACEUTICALS (6.5%)
Abbott Laboratories                                        2,153               105,669
Johnson & Johnson                                          3,509               203,838
Novartis AG ADR (a)                                        2,061               100,453
Teva Pharmaceutical Industries, Ltd. ADR                   1,410                68,879
                                                                          ------------
                                                                               478,839
                                                                          ------------
REAL ESTATE INVESTMENT TRUSTS (0.7%)
HCP, Inc. (a)                                              1,450                51,432
                                                                          ------------
ROAD & RAIL (0.9%)
CSX Corp. (a)                                              1,218                64,213
                                                                          ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.4%)
Analog Devices, Inc. (a)                                   2,232                66,313
Intel Corp. (a)                                            5,706               117,543
Xilinx, Inc. (a)                                           4,914               137,199
                                                                          ------------
                                                                               321,055
                                                                          ------------
SOFTWARE (2.5%)
Microsoft Corp.                                            7,068               182,425
                                                                          ------------
SPECIALTY RETAIL (1.2%)
TJX Cos., Inc.                                             2,165                89,891
                                                                          ------------
TEXTILES APPAREL & LUXURY GOODS (3.0%)
Nike, Inc., Class B (a)                                    1,561               114,952
VF Corp. (a)                                               1,317               104,478
                                                                          ------------
                                                                               219,430
                                                                          ------------
TRADING COMPANIES & DISTRIBUTORS (1.4%)
WW Grainger, Inc. (a)                                        943               105,625
                                                                          ------------
TOTAL COMMON STOCKS                                                          7,228,485
                                                                          ------------
INVESTMENT COMPANIES (28.0%)
State Street Navigator Securities
   Lending Portfolio (c)                               2,045,694             2,045,694
                                                                          ------------
TOTAL INVESTMENT COMPANIES                                                   2,045,694
                                                                          ------------
INVESTMENTS IN AFFILIATES (0.5%)
Fifth Third Institutional Money Market Fund (b)           36,255                36,255
                                                                          ------------
TOTAL INVESTMENTS IN AFFILIATES                                                 36,255
                                                                          ------------
TOTAL INVESTMENTS (COST $8,330,263) - 127.2%                                 9,310,434

LIABILITIES IN EXCESS OF OTHER ASSETS - (27.2)%                             (1,988,116)
                                                                          ------------
NET ASSETS - 100.0%                                                       $  7,322,318
                                                                          ============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) All or part of this security was on loan.

(b) Investment is in Institutional Shares of underlying fund.

(c) Represents investments of cash collateral received in connection with securities lending.

The following abbreviation is used in the Schedule of Investments:
ADR - American Depositary Receipt

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                 MICRO CAP VALUE
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                         Shares              Value
                                                        --------          ------------
COMMON STOCKS (89.7%)
AUTO COMPONENTS (0.9%)
Motorcar Parts of America, Inc. *                         47,222          $    315,443
                                                                          ------------
CAPITAL MARKETS (3.8%)
Gladstone Capital Corp.                                   33,863               410,758
MVC Capital, Inc.                                         30,862               395,651
Sanders Morris Harris Group, Inc.                         51,670               284,185
SWS Group, Inc.                                           35,521               309,743
                                                                          ------------
                                                                             1,400,337
                                                                          ------------
COMMERCIAL BANKS (8.2%)
Center Bancorp, Inc.                                      35,413               259,931
Center Financial Corp. *                                  88,349               456,764
Independent Bank Corp.                                    16,227               386,365
MainSource Financial Group, Inc.                          20,158               151,991
Northrim BanCorp, Inc.                                    15,236               268,154
Pacific Continental Corp.                                 16,955               154,969
Renasant Corp.                                            24,282               370,301
Simmons First National Corp., Class A                     11,918               314,039
Sterling Bancorp                                          28,399               277,174
Washington Trust Bancorp, Inc.                            19,083               369,447
                                                                          ------------
                                                                             3,009,135
                                                                          ------------
COMMERCIAL SERVICES & SUPPLIES (4.3%)
Barrett Business Services, Inc.                           38,005               568,555
CBIZ, Inc. *                                              55,451               365,422
Schawk, Inc.                                              26,009               385,713
SFN Group, Inc. *                                         32,700               244,923
                                                                          ------------
                                                                             1,564,613
                                                                          ------------
COMMUNICATIONS EQUIPMENT (1.4%)
EXFO, Inc. *                                              44,100               259,308
Neutral Tandem, Inc. *                                    25,300               270,710
                                                                          ------------
                                                                               530,018
                                                                          ------------
DISTRIBUTORS (1.1%)
Audiovox Corp., Class A *                                 56,110               418,019
                                                                          ------------
DIVERSIFIED CONSUMER SERVICES (1.0%)
Stewart Enterprises, Inc., Class A                        66,900               359,253
                                                                          ------------
DIVERSIFIED FINANCIAL SERVICES (0.7%)
NGP Capital Resources Co.                                 35,830               272,308
                                                                          ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
Premiere Global Services, Inc. *                          45,419               284,323
                                                                          ------------
ELECTRIC-INTEGRATED (0.9%)
Pike Electric Corp. *                                     33,196               311,710
                                                                          ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (4.7%)
CTS Corp.                                                 33,033               308,859
Electro Scientific Industries, Inc. *                     22,369               256,796
MTS Systems Corp.                                          9,686               280,216
OSI Systems, Inc. *                                        8,144               226,322
PAR Technology Corp. *                                    45,895               274,452
TTM Technologies, Inc. *                                  37,913               388,608
                                                                          ------------
                                                                             1,735,253
                                                                          ------------
ENERGY EQUIPMENT & SERVICES (1.8%)
ION Geophysical Corp. *                                   82,900               363,931
Mitcham Industries, Inc. *                                42,177               310,001
                                                                          ------------
                                                                               673,932
                                                                          ------------
FOOD & STAPLES RETAILING (1.4%)
Nash Finch Co.                                            12,834               504,633
                                                                          ------------
FOOD PRODUCTS (2.2%)
Inventure Foods, Inc. *                                  105,518               336,602
Overhill Farms, Inc. *                                    92,840               482,768
                                                                          ------------
                                                                               819,370
                                                                          ------------
GAS-DISTRIBUTION (0.9%)
Chesapeake Utilities Corp.                                 9,601               319,137
                                                                          ------------
HEALTHCARE EQUIPMENT & SUPPLIES (3.5%)
Angiodynamics, Inc. *                                     20,241               311,914
Greatbatch, Inc. *                                        11,856               267,709
Kensey Nash Corp. *                                       11,990               281,765
Medical Action Industries, Inc. *                         31,729               434,687
                                                                          ------------
                                                                             1,296,075
                                                                          ------------
HEALTHCARE PROVIDERS & SERVICES (2.1%)
American Dental Partners, Inc. *                          23,323               267,282
Cross Country Healthcare, Inc. *                          28,097               249,501
Res-Care, Inc. *                                          24,112               236,780
                                                                          ------------
                                                                               753,563
                                                                          ------------
HEALTHCARE TECHNOLOGY (1.0%)
Omnicell, Inc. *                                          28,555               351,798
                                                                          ------------
HOTELS RESTAURANTS & LEISURE (2.2%)
Benihana, Inc., Class A *                                 80,140               501,677
Frisch's Restaurants, Inc.                                16,291               320,118
                                                                          ------------
                                                                               821,795
                                                                          ------------
HOUSEHOLD PRODUCTS (1.3%)
Inter Parfums, Inc.                                       12,353               215,560
Prestige Brands Holdings, Inc. *                          33,499               275,362
                                                                          ------------
                                                                               490,922
                                                                          ------------
INSURANCE (4.0%)
American Equity Investment Life Holding Co.               26,839               289,861
Amerisafe, Inc. *                                         15,080               270,837
Meadowbrook Insurance Group, Inc.                         67,283               616,312
SeaBright Holdings, Inc.                                  37,608               308,010
                                                                          ------------
                                                                             1,485,020
                                                                          ------------
INTERNET SOFTWARE & SERVICES (1.7%)
Infospace, Inc. *                                         34,376               269,164
Perficient, Inc. *                                        40,260               348,249
                                                                          ------------
                                                                               617,413
                                                                          ------------
IT SERVICES (1.3%)
Ciber, Inc. *                                             65,472               218,022
Ness Technologies, Inc. *                                 57,425               256,690
                                                                          ------------
                                                                               474,712
                                                                          ------------

                                    Continued

MICRO CAP VALUE
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                         Shares              Value
                                                       ---------          ------------
COMMON STOCKS, CONTINUED
LIFE SCIENCES TOOLS & SERVICES (0.8%)
Medtox Scientific, Inc. *                                 26,537          $    304,379
                                                                          ------------
MACHINERY (3.4%)
EnPro Industries, Inc. *                                  11,900               356,405
Federal Signal Corp.                                      55,447               330,464
Flow International Corp. *                                97,352               264,798
Greenbrier Cos., Inc. *                                   21,818               284,943
                                                                          ------------
                                                                             1,236,610
                                                                          ------------
MEDIA (0.8%)
Dolan Co. (The) *                                         24,153               282,349
                                                                          ------------
OIL & GAS (1.6%)
Gulfport Energy Corp. *                                   45,507               594,321
                                                                          ------------
OIL-FIELD SERVICES (1.1%)
North American Energy Partners, Inc. *                    40,406               390,322
                                                                          ------------
PAPER & FOREST PRODUCTS (1.2%)
Glatfelter                                                37,292               426,248
                                                                          ------------
REAL ESTATE INVESTMENT TRUSTS (4.6%)
Cedar Shopping Centers, Inc.                              46,314               287,147
Hersha Hospitality Trust                                  88,981               452,023
MHI Hospitality Corp. *                                  105,382               242,379
Monmouth Real Estate Investment Corp., Class A            61,406               483,265
U-Store-It Trust                                          27,660               223,216
                                                                          ------------
                                                                             1,688,030
                                                                          ------------
RETAIL-APPAREL & SHOES (0.7%)
Kenneth Cole Productions, Inc., Class A *                 18,465               247,985
                                                                          ------------
RETAIL-CONVENIENCE STORE (1.2%)
Susser Holdings Corp. *                                   38,021               456,632
                                                                          ------------
RETAIL-DISCOUNT (0.6%)
Fred's, Inc., Class A                                     21,794               236,247
                                                                          ------------
ROAD & RAIL (5.1%)
Celadon Group, Inc. *                                     43,720               683,781
Marten Transport, Ltd. *                                  15,120               343,526
Saia, Inc. *                                              27,193               410,614
USA Truck, Inc. *                                         25,527               418,388
                                                                          ------------
                                                                             1,856,309
                                                                          ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.1%)
AXT, Inc. *                                               82,800               487,692
IXYS Corp. *                                              44,849               396,017
Pericom Semiconductor Corp. *                             39,612               362,054
Photronics, Inc. *                                        56,505               255,402
Rudolph Technologies, Inc. *                              41,544               358,940
Ultratech, Inc. *                                         19,947               360,442
                                                                          ------------
                                                                             2,220,547
                                                                          ------------
SOFTWARE (1.4%)
American Software, Inc., Class A                          53,579               268,967
Versant Corp. *                                           21,844               240,939
                                                                          ------------
                                                                               509,906
                                                                          ------------
SPECIALTY RETAIL (2.8%)
Cache, Inc. *                                             53,933               278,294
Casual Male Retail Group, Inc. *                          90,810               314,203
Stage Stores, Inc. *                                      16,300               179,300
Stein Mart, Inc. *                                        32,943               254,320
                                                                          ------------
                                                                             1,026,117
                                                                          ------------
TELECOM SERVICES (0.6%)
USA Mobility, Inc.                                        15,805               234,388
                                                                          ------------
THRIFTS & MORTGAGE FINANCE (3.8%)
Berkshire Hills Bancorp, Inc.                             22,995               464,269
BofI Holding, Inc. *                                      32,750               511,555
WSFS Financial Corp.                                      11,462               435,556
                                                                          ------------
                                                                             1,411,380
                                                                          ------------
TRADING COMPANIES & DISTRIBUTORS (2.2%)
Aceto Corp.                                               63,098               430,328
DXP Enterprises, Inc. *                                   18,518               380,175
                                                                          ------------
                                                                               810,503
                                                                          ------------
TRANSPORTATION-SERVICES (0.5%)
Vitran Corp., Inc. *                                      16,850               185,350
                                                                          ------------
TOTAL COMMON STOCKS                                                         32,926,405
                                                                          ------------
INVESTMENTS IN AFFILIATES (9.9%)
Fifth Third Institutional Money
   Market Fund (a)                                     3,635,520             3,635,520
                                                                          ------------
TOTAL INVESTMENTS IN AFFILIATES                                              3,635,520
                                                                          ------------
TOTAL INVESTMENTS (COST $32,941,697) - 99.6%                                36,561,925

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%                                   156,205
                                                                          ------------
NET ASSETS - 100.0%                                                       $ 36,718,130
                                                                          ============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                 SMALL CAP VALUE
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                         Shares              Value
                                                        --------          ------------
COMMON STOCKS (95.9%)
AEROSPACE & DEFENSE (4.2%)
AAR Corp. *                                               51,484          $    864,931
Curtiss-Wright Corp.                                      31,633               958,164
Orbital Sciences Corp. *                                  56,639               829,195
                                                                          ------------
                                                                             2,652,290
                                                                          ------------
AUTO COMPONENTS (1.8%)
ATC Technology Corp. *                                    47,350             1,135,453
                                                                          ------------
CAPITAL MARKETS (1.2%)
SWS Group, Inc.                                           88,525               771,938
                                                                          ------------
CHEMICALS (4.0%)
Innophos Holdings, Inc.                                   47,087             1,380,120
Olin Corp.                                                56,158             1,140,007
                                                                          ------------
                                                                             2,520,127
                                                                          ------------
COMMERCIAL BANKS (11.3%)
Community Bank System, Inc.                               33,315               824,546
First Horizon National Corp. *                            75,581               866,914
Glacier Bancorp, Inc.                                     65,322             1,043,846
Old National Bancorp                                      80,241               844,135
Renasant Corp.                                            60,220               918,355
TCF Financial Corp.                                       57,805               915,631
UMB Financial Corp.                                       24,300               914,166
United Bankshares, Inc.                                   31,654               808,127
                                                                          ------------
                                                                             7,135,720
                                                                          ------------
COMMERCIAL SERVICES (1.5%)
Navigant Consulting, Inc. *                               94,733               932,173
                                                                          ------------
COMMUNICATIONS EQUIPMENT (2.5%)
Comtech Telecommunications Corp. *                        29,620               638,903
Harmonic, Inc. *                                         133,235               928,648
                                                                          ------------
                                                                             1,567,551
                                                                          ------------
DIVERSIFIED CONSUMER SERVICES (2.7%)
Regis Corp.                                               52,444               798,722
Stewart Enterprises, Inc., Class A                       167,337               898,600
                                                                          ------------
                                                                             1,697,322
                                                                          ------------
ELECTRIC UTILITIES (4.6%)
Cleco Corp.                                               35,607             1,016,580
Black Hills Corp.                                         37,415             1,194,287
RRI Energy, Inc. *                                       174,868               690,729
                                                                          ------------
                                                                             2,901,596
                                                                          ------------
ELECTRICAL COMPONENTS & EQUIPMENT (1.5%)
EnerSys *                                                 39,976               968,219
                                                                          ------------
ELECTRIC-INTEGRATED (1.6%)
Pike Electric Corp. *                                    105,450               990,175
                                                                          ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.2%)
MTS Systems Corp.                                         26,745               773,733
                                                                          ------------
ENERGY EQUIPMENT & SERVICES (2.8%)
Helix Energy Solutions Group, Inc. *                      83,217               781,407
Oil States International, Inc. *                          21,722               997,909
                                                                          ------------
                                                                             1,779,316
                                                                          ------------
FOOD & STAPLES RETAILING (1.2%)
Nash Finch Co.                                            19,704               774,761
                                                                          ------------
FOOD PRODUCTS (2.8%)
Corn Products International, Inc.                         22,527               751,050
Fresh Del Monte Produce, Inc. *                           48,677             1,014,429
                                                                          ------------
                                                                             1,765,479
                                                                          ------------
FOOD-RETAIL (1.3%)
Winn-Dixie Stores, Inc. *                                 86,424               847,819
                                                                          ------------
GAS-DISTRIBUTION (1.4%)
Southern Union Co.                                        39,215               885,082
                                                                          ------------
HEALTHCARE EQUIPMENT & SUPPLIES (2.6%)
Conmed Corp. *                                            39,481               759,220
Wright Medical Group, Inc. *                              55,609               868,056
                                                                          ------------
                                                                             1,627,276
                                                                          ------------
HOTELS RESTAURANTS & LEISURE (1.3%)
Bob Evans Farms, Inc.                                     32,501               852,176
                                                                          ------------
HOUSEHOLD PRODUCTS (1.4%)
Prestige Brands Holdings, Inc. *                         110,758               910,431
                                                                          ------------
INSURANCE (6.1%)
Endurance Specialty Holdings, Ltd.                        30,020             1,158,472
Meadowbrook Insurance Group, Inc.                        127,405             1,167,030
Platinum Underwriters Holdings, Ltd.                      21,734               849,365
SeaBright Holdings, Inc.                                  80,014               655,314
                                                                          ------------
                                                                             3,830,181
                                                                          ------------
INTERNET SOFTWARE & SERVICES (3.1%)
Earthlink, Inc.                                          112,202               990,744
United Online, Inc.                                      148,360               937,635
                                                                          ------------
                                                                             1,928,379
                                                                          ------------
LEISURE (1.4%)
International Speedway Corp., Class A                     34,423               891,556
                                                                          ------------
MACHINERY (2.6%)
Albany International Corp., Class A                       51,216               939,814
Federal Signal Corp.                                     116,600               694,936
                                                                          ------------
                                                                             1,634,750
                                                                          ------------
MACHINERY-ELECTRICAL (1.3%)
Baldor Electric Co.                                       21,059               804,875
                                                                          ------------
METALS & MINING (3.0%)
Coeur d'Alene Mines Corp. *                               62,692               954,799
Schnitzer Steel Industries, Inc., Class A                 20,030               917,775
                                                                          ------------
                                                                             1,872,574
                                                                          ------------
MULTI-UTILITIES (1.4%)
Vectren Corp.                                             36,546               905,244
                                                                          ------------
OIL & GAS (3.9%)
Holly Corp.                                               34,555               923,655
Penn Virginia Corp.                                       41,813               794,447
Tsakos Energy Navigation, Ltd.                            51,527               761,569
                                                                          ------------
                                                                             2,479,671
                                                                          ------------

                                    Continued

SMALL CAP VALUE
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                         Shares              Value
                                                       ---------          ------------
COMMON STOCKS, CONTINUED
OIL-FIELD SERVICES (1.0%)
North American Energy Partners, Inc. *                    67,925          $    656,155
                                                                          ------------
PAPER & FOREST PRODUCTS (1.4%)
Glatfelter                                                76,237               871,389
                                                                          ------------
REAL ESTATE INVESTMENT TRUSTS (7.5%)
Brandywine Realty Trust                                   83,078               943,766
Entertainment Properties Trust                            25,090             1,047,257
First Potomac Realty Trust                                57,350               888,925
LaSalle Hotel Properties                                  41,735               989,954
U-Store-It Trust                                         112,107               904,704
                                                                          ------------
                                                                             4,774,606
                                                                          ------------
RETAIL-DISCOUNT (1.6%)
Fred's, Inc., Class A                                     92,083               998,180
                                                                          ------------
ROAD & RAIL (2.0%)
RailAmerica, Inc. *                                       35,120               390,183
Werner Enterprises, Inc.                                  36,984               851,741
                                                                          ------------
                                                                             1,241,924
                                                                          ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.2%)
Cabot Microelectronics Corp. *                            23,042               753,243
                                                                          ------------
SOFTWARE (1.0%)
THQ, Inc. *                                              138,634               632,171
                                                                          ------------
SPECIALTY RETAIL (1.2%)
Jo-Ann Stores, Inc. *                                     18,327               767,718
                                                                          ------------
THRIFTS & MORTGAGE FINANCE (1.4%)
NewAlliance Bancshares, Inc.                              74,439               905,923
                                                                          ------------
TRANSPORTATION-MARINE (1.3%)
Alexander & Baldwin, Inc.                                 23,827               799,396
                                                                          ------------
WIRELESS TELECOMMUNICATION SERVICES (0.6%)
MetroPCS Communications, Inc. *                           43,329               387,795
                                                                          ------------
TOTAL COMMON STOCKS                                                         60,624,367
                                                                          ------------
INVESTMENTS IN AFFILIATES (4.0%)
Fifth Third Institutional Money Market Fund (a)        2,550,317             2,550,317
                                                                          ------------
TOTAL INVESTMENTS IN AFFILIATES                                              2,550,317
                                                                          ------------
TOTAL INVESTMENTS (COST $58,669,940) - 99.9%                                63,174,684

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%                                    47,674
                                                                          ------------
NET ASSETS - 100.0%                                                       $ 63,222,358
                                                                          ============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) Investment is in Institutional Shares of underlying fund.

At July 31, 2010, Small Cap Value's investments were in the following countries:

COUNTRY
------------------------------------------
Bermuda                               4.4%
Canada                                1.0%
Cayman Islands                        1.6%
United States                        93.0%
                                    ------
TOTAL                               100.0%
                                    ======

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                   ALL CAP VALUE
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                            SHARES            VALUE
                                                          ----------      -------------
COMMON STOCKS (96.7%)
AEROSPACE & DEFENSE (2.5%)
AAR Corp. *                                                   64,274      $   1,079,803
General Dynamics Corp.                                         8,925            546,656
United Technologies Corp.                                     23,603          1,678,173
                                                                          -------------
                                                                              3,304,632
                                                                          -------------
BIOTECHNOLOGY (1.8%)
Amgen, Inc. *                                                 43,385          2,365,784
                                                                          -------------
CAPITAL MARKETS (2.9%)
Ameriprise Financial, Inc.                                    50,461          2,139,042
Legg Mason, Inc.                                              58,273          1,683,507
                                                                          -------------
                                                                              3,822,549
                                                                          -------------
CHEMICALS (2.2%)
Dow Chemical Co. (The)                                       105,881          2,893,728
                                                                          -------------
COMMERCIAL BANKS (5.7%)
Keycorp                                                      201,709          1,706,458
Marshall & Ilsley Corp.                                      112,974            794,207
Old National Bancorp (a)                                      60,691            638,469
United Bankshares, Inc. (a)                                   12,099            308,888
US Bancorp                                                    48,196          1,151,884
Wells Fargo & Co.                                            103,339          2,865,591
                                                                          -------------
                                                                              7,465,497
                                                                          -------------
COMMERCIAL SERVICES & SUPPLIES (1.5%)
Manpower, Inc.                                                20,045            961,759
Pitney Bowes, Inc. (a)                                        42,841          1,045,749
                                                                          -------------
                                                                              2,007,508
                                                                          -------------
COMMUNICATIONS EQUIPMENT (1.2%)
Neutral Tandem, Inc. *                                        79,090            846,263
Symmetricom, Inc. *                                          142,803            761,140
                                                                          -------------
                                                                              1,607,403
                                                                          -------------
COMPUTERS & PERIPHERALS (1.1%)
Hewlett-Packard Co.                                           30,346          1,397,130
                                                                          -------------
CONSUMER FINANCE (1.3%)
Discover Financial Services                                  107,553          1,642,334
                                                                          -------------
DIVERSIFIED FINANCIAL SERVICES (5.8%)
Bank of America Corp.                                        158,868          2,230,507
JPMorgan Chase & Co.                                          91,394          3,681,350
NYSE Euronext                                                 54,514          1,579,271
                                                                          -------------
                                                                              7,491,128
                                                                          -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (5.2%)
AT&T, Inc.                                                    39,706          1,029,974
CenturyLink, Inc. (a)                                         32,488          1,157,222
Frontier Communications Corp.                                 18,210            139,124
Qwest Communications International, Inc.                     406,536          2,300,994
Verizon Communications, Inc.                                  75,864          2,204,608
                                                                          -------------
                                                                              6,831,922
                                                                          -------------
ELECTRIC UTILITIES (3.4%)
Edison International                                          26,776            887,624
FirstEnergy Corp. (a)                                         46,076          1,737,065
NextEra Energy, Inc. (a)                                      17,850            933,555
Pepco Holdings, Inc.                                          49,981            845,179
                                                                          -------------
                                                                              4,403,423
                                                                          -------------
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.0%)
Vishay Precision Group, Inc. *                                 3,825             48,386
                                                                          -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)
Avnet, Inc. *                                                 48,538          1,220,731
Vishay Intertechnology, Inc. *                                53,551            454,648
                                                                          -------------
                                                                              1,675,379
                                                                          -------------
ENERGY EQUIPMENT & SERVICES (3.6%)
Baker Hughes, Inc.                                            29,002          1,399,927
Nabors Industries, Ltd. *                                     77,992          1,435,833
National Oilwell Varco, Inc.                                  30,545          1,196,142
Tidewater, Inc. (a)                                           15,138            620,355
                                                                          -------------
                                                                              4,652,257
                                                                          -------------
FOOD & STAPLES RETAILING (1.1%)
SUPERVALU, Inc.                                              128,516          1,449,660
                                                                          -------------
FOOD PRODUCTS (1.5%)
Kraft Foods, Inc., Class A                                    67,425          1,969,484
                                                                          -------------
HEALTHCARE EQUIPMENT & SUPPLIES (1.1%)
Hologic, Inc. *                                               98,177          1,388,223
                                                                          -------------
HEALTHCARE PROVIDERS & SERVICES (3.0%)
Omnicare, Inc. (a)                                            51,799          1,275,809
UnitedHealth Group, Inc.                                      87,795          2,673,358
                                                                          -------------
                                                                              3,949,167
                                                                          -------------
HOUSEHOLD DURABLES (0.6%)
Snap-On, Inc.                                                 16,065            717,624
                                                                          -------------
HOUSEHOLD PRODUCTS (1.4%)
Energizer Holdings, Inc. *                                    29,963          1,843,324
                                                                          -------------
INDUSTRIAL CONGLOMERATES (5.4%)
General Electric Co.                                         320,794          5,171,199
Tyco International, Ltd.                                      47,471          1,817,190
                                                                          -------------
                                                                              6,988,389
                                                                          -------------
INSURANCE (6.8%)
Allstate Corp. (The)                                          76,324          2,155,390
Hartford Financial Services Group, Inc.                       35,701            835,760
Meadowbrook Insurance Group, Inc.                            136,792          1,253,015
MetLife, Inc.                                                 29,259          1,230,634
Prudential Financial, Inc.                                    29,275          1,677,165
Reinsurance Group of America, Inc.                             8,992            431,436
Travelers Cos., Inc. (The)                                    24,990          1,260,745
                                                                          -------------
                                                                              8,844,145
                                                                          -------------
LEISURE EQUIPMENT & PRODUCTS (0.6%)
Mattel, Inc.                                                  39,271            830,974
                                                                          -------------

                                    Continued

ALL CAP VALUE
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                            SHARES            VALUE
                                                          ----------      -------------
COMMON STOCKS, CONTINUED
MACHINERY (1.9%)
Caterpillar, Inc.                                             10,167      $     709,148
EnPro Industries, Inc. * (a)                                  15,241            456,468
Federal Signal Corp. (a)                                     102,110            608,576
Joy Global, Inc.                                              12,032            714,340
                                                                          -------------
                                                                              2,488,532
                                                                          -------------
MEDIA (2.9%)
Time Warner, Inc.                                             66,805          2,101,685
Viacom, Inc., Class B                                         49,267          1,627,782
                                                                          -------------
                                                                              3,729,467
                                                                          -------------
METALS & MINING (2.5%)
Alcoa, Inc.                                                   88,937            993,426
Coeur d'Alene Mines Corp. * (a)                               89,807          1,367,761
Schnitzer Steel Industries, Inc., Class A                     19,812            907,786
                                                                          -------------
                                                                              3,268,973
                                                                          -------------
MULTI-UTILITIES (1.0%)
PG&E Corp.                                                    28,561          1,268,108
                                                                          -------------
OFFICE ELECTRONICS (1.2%)
Xerox Corp.                                                  164,140          1,598,724
                                                                          -------------
OIL & GAS (9.4%)
Apache Corp.                                                  29,323          2,802,692
Chevron Corp.                                                 35,701          2,720,773
ConocoPhillips (a)                                            57,121          3,154,222
Exxon Mobil Corp.                                             30,703          1,832,355
Holly Corp. (a)                                               64,841          1,733,200
                                                                          -------------
                                                                             12,243,242
                                                                          -------------
PHARMACEUTICALS (6.4%)
Forest Laboratories, Inc. *                                  101,346          2,812,352
Johnson & Johnson                                             37,781          2,194,698
Merck & Co., Inc.                                             84,489          2,911,491
Pfizer, Inc.                                                  31,173            467,595
                                                                          -------------
                                                                              8,386,136
                                                                          -------------
REAL ESTATE INVESTMENT TRUSTS (1.2%)
Health Care, Inc.                                             33,287          1,508,234
                                                                          -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.6%)
Cabot Microelectronics Corp. *                                24,276            793,582
Intel Corp.                                                   64,758          1,334,015
                                                                          -------------
                                                                              2,127,597
                                                                          -------------
SOFTWARE (2.0%)
Cadence Design Systems, Inc. *                               107,102            745,430
Microsoft Corp.                                               49,162          1,268,871
THQ, Inc. * (a)                                              127,066            579,421
                                                                          -------------
                                                                              2,593,722
                                                                          -------------
SPECIALTY RETAIL (1.8%)
American Eagle Outfitters, Inc.                               89,355          1,099,960
Best Buy Co., Inc.                                            37,110          1,286,233
                                                                          -------------
                                                                              2,386,193
                                                                          -------------
TEXTILES APPAREL & LUXURY GOODS (1.1%)
VF Corp.                                                      17,850          1,416,040
                                                                          -------------
THRIFTS & MORTGAGE FINANCE (1.4%)
New York Community Bancorp, Inc.                             107,102          1,848,580
                                                                          -------------
TOBACCO (1.3%)
Altria Group, Inc.                                            78,541          1,740,469
                                                                          -------------

TOTAL COMMON STOCKS                                                         126,194,067
                                                                          -------------
INVESTMENT COMPANIES (9.7%)
State Street Navigator Securities Lending Portfolio (c)   12,709,262         12,709,262
                                                                          -------------
TOTAL INVESTMENT COMPANIES                                                   12,709,262
                                                                          -------------
INVESTMENTS IN AFFILIATES (3.6%)
Fifth Third Institutional Money
  Market Fund (b)                                          4,657,177          4,657,177
                                                                          -------------
TOTAL INVESTMENTS IN AFFILIATES                                               4,657,177
                                                                          -------------
TOTAL INVESTMENTS (COST $139,604,346) - 110.0%                              143,560,506
LIABILITIES IN EXCESS OF OTHER ASSETS - (10.0)%                             (13,072,898)
                                                                          -------------

NET ASSETS - 100.0%                                                       $ 130,487,608
                                                                          =============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) All or part of this security was on loan.

(b) Investment is in Institutional Shares of underlying fund.

(c) Represents investments of cash collateral received in connection with securities lending.

                      See notes to schedules of investments
                       and notes to financial statements.

                                                     DISCIPLINED LARGE CAP VALUE
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                            SHARES            VALUE
                                                          ----------      -------------
COMMON STOCKS (99.1%)
AEROSPACE & DEFENSE (3.1%)
General Dynamics Corp.                                        83,351      $   5,105,249
Northrop Grumman Corp.                                        26,887          1,576,654
United Technologies Corp.                                     55,657          3,957,212
                                                                          -------------
                                                                             10,639,115
                                                                          -------------
BIOTECHNOLOGY (1.6%)
Amgen, Inc. *                                                103,785          5,659,396
                                                                          -------------
CAPITAL MARKETS (3.3%)
Ameriprise Financial, Inc.                                   183,102          7,761,694
Morgan Stanley                                               129,328          3,490,562
                                                                          -------------
                                                                             11,252,256
                                                                          -------------
CHEMICALS (2.0%)
Dow Chemical Co. (The)                                       251,127          6,863,301
                                                                          -------------
COMMERCIAL BANKS (4.8%)
US Bancorp                                                   271,561          6,490,308
Wells Fargo & Co.                                            365,667         10,139,946
                                                                          -------------
                                                                             16,630,254
                                                                          -------------
COMMERCIAL SERVICES & SUPPLIES (0.7%)
Pitney Bowes, Inc. (a)                                        93,299          2,277,429
                                                                          -------------
COMPUTERS & PERIPHERALS (1.9%)
Hewlett-Packard Co.                                          138,523          6,377,599
                                                                          -------------
CONSUMER FINANCE (1.9%)
Discover Financial Services                                  430,196          6,569,093
                                                                          -------------
DIVERSIFIED FINANCIAL SERVICES (6.1%)
Bank of America Corp.                                        477,249          6,700,576
JPMorgan Chase & Co.                                         309,741         12,476,368
NYSE Euronext                                                 60,496          1,752,569
                                                                          -------------
                                                                             20,929,513
                                                                          -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (6.4%)
CenturyLink, Inc. (a)                                        124,219          4,424,681
Frontier Communications Corp.                                 94,680            723,355
Qwest Communications International, Inc. (a)                 965,253          5,463,332
Verizon Communications, Inc.                                 394,436         11,462,310
                                                                          -------------
                                                                             22,073,678
                                                                          -------------
ELECTRIC UTILITIES (2.5%)
FirstEnergy Corp. (a)                                        142,503          5,372,363
NextEra Energy, Inc. (a)                                      61,572          3,220,216
                                                                          -------------
                                                                              8,592,579
                                                                          -------------
ENERGY EQUIPMENT & SERVICES (3.2%)
Baker Hughes, Inc. (a)                                        89,266          4,308,870
National Oilwell Varco, Inc.                                 174,767          6,843,875
                                                                          -------------
                                                                             11,152,745
                                                                          -------------
FOOD & STAPLES RETAILING (0.7%)
SUPERVALU, Inc.                                              223,164          2,517,290
                                                                          -------------
FOOD PRODUCTS (2.5%)
Kraft Foods, Inc., Class A                                   290,920          8,497,773
                                                                          -------------
HEALTHCARE EQUIPMENT & SUPPLIES (1.1%)
Stryker Corp.                                                 80,662          3,756,429
                                                                          -------------
HEALTHCARE PROVIDERS & SERVICES (3.0%)
UnitedHealth Group, Inc.                                     333,532         10,156,049
                                                                          -------------
HOTELS RESTAURANTS & LEISURE (0.7%)
Darden Restaurants, Inc.                                      59,152          2,477,877
                                                                          -------------
HOUSEHOLD PRODUCTS (1.8%)
Energizer Holdings, Inc. *                                   101,634          6,252,524
                                                                          -------------
INDUSTRIAL CONGLOMERATES (5.3%)
General Electric Co.                                         758,759         12,231,195
Tyco International, Ltd.                                     155,946          5,969,613
                                                                          -------------
                                                                             18,200,808
                                                                          -------------
INSURANCE (7.5%)
Allstate Corp. (The)                                         154,602          4,365,960
Prudential Financial, Inc.                                   146,536          8,395,047
Reinsurance Group of America, Inc.                            81,468          3,908,835
Travelers Cos., Inc. (The)                                   181,022          9,132,560
                                                                          -------------
                                                                             25,802,402
                                                                          -------------
LEISURE EQUIPMENT & PRODUCTS (0.6%)
Mattel, Inc.                                                 104,860          2,218,838
                                                                          -------------
MACHINERY (0.7%)
Caterpillar, Inc.                                             33,609          2,344,228
                                                                          -------------
MEDIA (3.9%)
Time Warner, Inc.                                            238,759          7,511,358
Viacom, Inc., Class B                                        177,456          5,863,146
                                                                          -------------
                                                                             13,374,504
                                                                          -------------
METALS & MINING (0.9%)
Alcoa, Inc.                                                  280,703          3,135,453
                                                                          -------------
MULTI-UTILITIES (2.5%)
PG&E Corp.                                                   196,277          8,714,699
                                                                          -------------
OFFICE ELECTRONICS (2.1%)
Xerox Corp.                                                  748,004          7,285,559
                                                                          -------------
OIL & GAS (10.6%)
Apache Corp.                                                  94,142          8,998,092
Chevron Corp.                                                153,257         11,679,716
ConocoPhillips                                               202,730         11,194,751
Occidental Petroleum Corp.                                    59,175          4,611,508
                                                                          -------------
                                                                             36,484,067
                                                                          -------------
PHARMACEUTICALS (7.5%)
Forest Laboratories, Inc. *                                  401,696         11,147,064
Johnson & Johnson                                            114,271          6,638,002
Merck & Co., Inc.                                            229,169          7,897,164
                                                                          -------------
                                                                             25,682,230
                                                                          -------------
REAL ESTATE INVESTMENT TRUSTS (1.8%)
Annaly Capital Management, Inc.                              188,211          3,274,871
Health Care, Inc.                                             67,218          3,045,648
                                                                          -------------
                                                                              6,320,519
                                                                          -------------

                                    Continued

DISCIPLINED LARGE CAP VALUE
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                            SHARES            VALUE
                                                          ----------      -------------
COMMON STOCKS, CONTINUED
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.1%)
Intel Corp.                                                  177,456      $   3,655,594
                                                                          -------------
SOFTWARE (0.4%)
Microsoft Corp.                                               57,808          1,492,024
                                                                          -------------
SPECIALTY RETAIL (1.4%)
Best Buy Co., Inc.                                           140,352          4,864,600
                                                                          -------------
TEXTILES APPAREL & LUXURY GOODS (1.4%)
VF Corp.                                                      58,614          4,649,849
                                                                          -------------
THRIFTS & MORTGAGE FINANCE (1.9%)
New York Community Bancorp, Inc.                             369,700          6,381,022
                                                                          -------------
TOBACCO (2.2%)
Altria Group, Inc.                                           346,039          7,668,224
                                                                          -------------

TOTAL COMMON STOCKS                                                         340,949,520
                                                                          -------------
INVESTMENT COMPANIES (3.3%)
State Street Navigator Securities Lending Portfolio (c)   11,535,237         11,535,237
                                                                          -------------
TOTAL INVESTMENT COMPANIES                                                   11,535,237
                                                                          -------------
INVESTMENTS IN AFFILIATES (1.0%)
Fifth Third Institutional Money
   Market Fund (b)                                         3,415,803          3,415,803
                                                                          -------------
TOTAL INVESTMENTS IN AFFILIATES                                               3,415,803
                                                                          -------------
TOTAL INVESTMENTS (COST $320,186,133) - 103.4%                              355,900,560
LIABILITIES IN EXCESS OF OTHER ASSETS - (3.4)%                              (11,825,975)
                                                                          -------------
NET ASSETS - 100.0%                                                       $ 344,074,585
                                                                          =============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) All or part of this security was on loan.

(b) Investment is in Institutional Shares of underlying fund.

(c) Represents investments of cash collateral received in connection with securities lending.

    See notes to schedules of investments and notes to financial statements.

                                                       STRUCTURED LARGE CAP PLUS
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                            SHARES            VALUE
                                                          ----------      -------------
COMMON STOCKS (125.4%)
AEROSPACE & DEFENSE (4.8%)
Honeywell International, Inc.                                  9,890      $     423,885
Northrop Grumman Corp. (b)                                    18,357          1,076,454
Raytheon Co. (b)                                              19,910            921,236
United Technologies Corp. (b)                                 21,866          1,554,673
                                                                          -------------
                                                                              3,976,248
                                                                          -------------
AIR FREIGHT & LOGISTICS (0.0%)
United Parcel Service, Inc., Class B (b)                         261             16,965
                                                                          -------------
AUTOMOBILES (0.1%)
Ford Motor Co. *                                               8,122            103,718
                                                                          -------------
BEVERAGES (2.9%)
Coca-Cola Co. (The) (b)                                       23,713          1,306,823
Dr.Pepper Snapple Group, Inc.                                 28,769          1,080,276
                                                                          -------------
                                                                              2,387,099
                                                                          -------------
BIOTECHNOLOGY (3.2%)
Amgen, Inc. *                                                 10,307            562,041
Biogen Idec, Inc. * (b)                                       19,758          1,104,077
Cephalon, Inc. * (b)                                          17,396            987,223
                                                                          -------------
                                                                              2,653,341
                                                                          -------------
BUILDING PRODUCTS (0.0%)
Masco Corp. (b)                                                2,958             30,408
                                                                          -------------
CAPITAL MARKETS (2.7%)
Ameriprise Financial, Inc.                                    27,514          1,166,319
Franklin Resources, Inc. (b)                                   4,437            446,273
Goldman Sachs Group, Inc. (The) (b)                            4,209            634,801
                                                                          -------------
                                                                              2,247,393
                                                                          -------------
CHEMICALS (1.5%)
Dow Chemical Co. (The) (b)                                    10,242            279,914
E.I. du Pont de Nemours & Co. (b)                             11,652            473,887
Eastman Chemical Co. (b)                                       5,801            363,375
PPG Industries, Inc. (b)                                       1,792            124,490
                                                                          -------------
                                                                              1,241,666
                                                                          -------------
COMMERCIAL BANKS (2.6%)
Berkshire Hathaway, Inc., Class B*                             1,360            106,243
Comerica, Inc. (b)                                            22,111            848,178
US Bancorp                                                     6,925            165,508
Wells Fargo & Co. (b)                                         37,922          1,051,577
                                                                          -------------
                                                                              2,171,506
                                                                          -------------
COMMERCIAL SERVICES & SUPPLIES (1.1%)
RR Donnelley & Sons Co. (b)                                    50,944           859,425
                                                                          -------------
COMMUNICATIONS EQUIPMENT (2.3%)
Cisco Systems, Inc. * (b)                                      1,650             38,065
Harris Corp. (b)                                              22,418            998,274
JDS Uniphase Corp. * (b)                                      82,033            890,058
                                                                          -------------
                                                                              1,926,397
                                                                          -------------
COMPUTERS & PERIPHERALS (6.8%)
Apple, Inc. * (b)                                              3,640            936,390
Dell, Inc. * (b)                                              86,053          1,139,342
Hewlett-Packard Co.                                            2,332            107,365

                                    Continued

                                                       STRUCTURED LARGE CAP PLUS
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                            SHARES            VALUE
                                                          ----------      -------------
COMMON STOCKS, CONTINUED
COMPUTERS & PERIPHERALS, CONTINUED
International Business Machines Corp. (b)                     18,028      $   2,314,795
Teradata Corp. * (b)                                          31,133            990,030
Western Digital Corp. *                                        4,657            122,898
                                                                          -------------
                                                                              5,610,820
                                                                          -------------
CONSUMER FINANCE (1.8%)
American Express Co.                                           8,947            399,394
Capital One Financial Corp. (b)                               25,032          1,059,605
                                                                          -------------
                                                                              1,458,999
                                                                          -------------
CONTAINERS & PACKAGING (0.5%)
Ball Corp. (b)                                                 4,698            273,612
Bemis Co., Inc.                                                2,415             72,353
Sealed Air Corp.                                               2,370             51,263
                                                                          -------------
                                                                                397,228
                                                                          -------------
DIVERSIFIED FINANCIAL SERVICES (3.5%)
Bank of America Corp. (b)                                    136,203          1,912,290
JPMorgan Chase & Co. (b)                                      24,797            998,823
                                                                          -------------
                                                                              2,911,113
                                                                          -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.8%)
AT&T, Inc. (b)                                                87,005          2,256,910
                                                                          -------------
ELECTRIC UTILITIES (0.9%)
Pinnacle West Capital Corp.                                   19,125            728,471
                                                                          -------------
ELECTRICAL COMPONENTS & EQUIPMENT (2.0%)
Emerson Electric Co.                                          27,427          1,358,734
Rockwell Automation, Inc.                                      5,057            273,836
                                                                          -------------
                                                                              1,632,570
                                                                          -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.1%)
Jabil Circuit, Inc. (b)                                       61,009            885,241
                                                                          -------------
ENERGY EQUIPMENT & SERVICES (2.0%)
Halliburton Co. (b)                                            7,245            216,481
Nabors Industries, Ltd. *                                     18,537            341,266
National Oilwell Varco, Inc.                                  15,553            609,056
Rowan Cos., Inc. * (b)                                        19,248            486,204
                                                                          -------------
                                                                              1,653,007
                                                                          -------------
FOOD & STAPLES RETAILING (2.1%)
SUPERVALU, Inc.                                               61,170            689,998
Walgreen Co.                                                   4,209            120,167
Wal-Mart Stores, Inc. (b)                                     17,201            880,519
                                                                          -------------
                                                                              1,690,684
                                                                          -------------
FOOD PRODUCTS (2.8%)
ConAgra Foods, Inc.                                           21,045            494,137
General Mills, Inc. (b)                                       31,580          1,080,036
HJ Heinz Co. (b)                                              17,188            764,522
                                                                          -------------
                                                                              2,338,695
                                                                          -------------
GAS-DISTRIBUTION (0.2%)
Oneok, Inc.                                                    4,043            188,121
                                                                          -------------
HEALTHCARE EQUIPMENT & SUPPLIES (2.3%)
Covidien PLC                                                  18,174            678,254
Intuitive Surgical, Inc. * (b)                                 3,239          1,063,590
Medtronic, Inc.                                                4,559            168,546
                                                                          -------------
                                                                              1,910,390
                                                                          -------------
HEALTHCARE PROVIDERS & SERVICES (4.4%)
Cardinal Health, Inc. (b)                                     31,529          1,017,441
Humana, Inc. *                                                 5,296            249,018
UnitedHealth Group, Inc. (b)                                  41,193          1,254,327
WellPoint, Inc. * (b)                                         21,467          1,088,806
                                                                          -------------
                                                                              3,609,592
                                                                          -------------
HOTELS RESTAURANTS & LEISURE (1.2%)
McDonald's Corp.                                              13,652            951,954
Wyndham Worldwide Corp. (b)                                    2,186             55,809
                                                                          -------------
                                                                              1,007,763
                                                                          -------------
HOUSEHOLD DURABLES (1.3%)
Snap-On, Inc.                                                  4,545            203,025
Whirlpool Corp. (b)                                           10,575            880,898
                                                                          -------------
                                                                              1,083,923
                                                                          -------------
HOUSEHOLD PRODUCTS (2.1%)
Procter & Gamble Co. (The) (b)                                28,242          1,727,281
                                                                          -------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.6%)
Constellation Energy Group, Inc.                              18,061            570,727
NRG Energy, Inc. *                                            31,129            706,006
                                                                          -------------
                                                                              1,276,733
                                                                          -------------
INDUSTRIAL CONGLOMERATES (4.6%)
3M Co. (b)                                                    16,750          1,432,795
General Electric Co. (b)                                     142,987          2,304,950
                                                                          -------------
                                                                              3,737,745
                                                                          -------------
INSURANCE (4.6%)
Arch Capital Group, Ltd. *                                     5,382            421,195
Assurant, Inc.                                                19,340            721,189
Genworth Financial, Inc., Class A *                           36,483            495,439
Lincoln National Corp. (b)                                    14,951            389,324
MetLife, Inc.                                                  7,157            301,024
Prudential Financial, Inc.                                     7,791            446,346
XL Group PLC                                                  57,689          1,022,826
                                                                          -------------
                                                                              3,797,343
                                                                          -------------
INTERNET SOFTWARE & SERVICES (3.1%)
Google, Inc., Class A * (b)                                    3,042          1,474,914
VeriSign, Inc. *                                              37,310          1,050,276
                                                                          -------------
                                                                              2,525,190
                                                                          -------------
IT SERVICES (1.1%)
Computer Sciences Corp. (b)                                   20,055            909,093
                                                                          -------------
LEISURE EQUIPMENT & PRODUCTS (1.0%)
Eastman Kodak Co. *                                           47,619            189,047
Mattel, Inc. (b)                                              30,511            645,613
                                                                          -------------
                                                                                834,660
                                                                          -------------

                                    Continued

STRUCTURED LARGE CAP PLUS
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                            SHARES            VALUE
                                                          ----------      -------------
COMMON STOCKS, CONTINUED
LIFE SCIENCES TOOLS & SERVICES (1.6%)
PerkinElmer, Inc. (b)                                         28,106      $     546,943
Thermo Fisher Scientific, Inc. * (b)                          16,243            728,661
                                                                          -------------
                                                                              1,275,604
                                                                          -------------
MACHINERY (2.8%)
Caterpillar, Inc. (b)                                         16,007          1,116,488
Eaton Corp.                                                   15,202          1,192,749
                                                                          -------------
                                                                              2,309,237
                                                                          -------------
MEDIA (2.7%)
Gannett Co., Inc. (b)                                         67,762            893,103
Time Warner, Inc. (b)                                         41,025          1,290,647
                                                                          -------------
                                                                              2,183,750
                                                                          -------------
METALS & MINING (0.3%)
Reliance Steel & Aluminum Co.                                  1,839             72,236
Titanium Metals Corp. *                                        8,575            189,850
                                                                          -------------
                                                                                262,086
                                                                          -------------
MULTILINE RETAIL (1.8%)
Big Lots, Inc. *                                               5,496            188,568
Sears Holdings Corp. *                                           926             65,746
Target Corp.                                                  23,913          1,227,215
                                                                          -------------
                                                                              1,481,529
                                                                          -------------
MULTI-UTILITIES (2.8%)
DTE Energy Co.                                                13,694            632,115
Integrys Energy Group, Inc. (b)                                2,152            101,897
NiSource, Inc. (b)                                            29,670            489,555
PG&E Corp.                                                     1,920             85,248
Public Service Enterprise Group, Inc.                         29,579            973,149
                                                                          -------------
                                                                              2,281,964
                                                                          -------------
OIL & GAS (11.4%)
Apache Corp.                                                   9,708            927,891
Chevron Corp. (b)                                             24,029          1,831,250
ConocoPhillips (b)                                            30,849          1,703,482
EnCana Corp.                                                  21,486            655,968
Exxon Mobil Corp. (b)                                         27,967          1,669,070
Marathon Oil Corp. (b)                                        20,406            682,581
Massey Energy Co.                                              5,460            166,967
Murphy Oil Corp. (b)                                           9,296            508,956
Tesoro Corp. (b)                                              50,364            650,199
Williams Cos., Inc. (The)                                     28,627            555,650
                                                                          -------------
                                                                              9,352,014
                                                                          -------------
OIL GAS & CONSUMABLE FUELS (1.1%)
Pioneer Natural Resources Co.                                 15,951            923,882
                                                                          -------------
PAPER & FOREST PRODUCTS (0.8%)
International Paper Co. (b)                                   27,696            670,243
                                                                          -------------
PERSONAL PRODUCTS (0.7%)
Estee Lauder Cos., Inc. (The), Class A                         8,849            550,850
                                                                          -------------
PHARMACEUTICALS (5.6%)
Bristol-Myers Squibb Co. (b)                                  52,157          1,299,752
Eli Lilly & Co.                                                1,153             41,047
Forest Laboratories, Inc. * (b)                               37,894          1,051,559
Johnson & Johnson (b)                                          5,993            348,133
Mylan, Inc. * (b)                                             51,885            902,799
Perrigo Co.                                                   16,553            927,134
                                                                          -------------
                                                                              4,570,424
                                                                          -------------
REAL ESTATE INVESTMENT TRUSTS (0.9%)
Equity Residential                                            11,177            512,465
Host Hotels & Resorts, Inc.                                   16,923            242,676
                                                                          -------------
                                                                                755,141
                                                                          -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.1%)
Intel Corp. (b)                                               93,720          1,930,632
Linear Technology Corp.                                        9,181            292,690
Micron Technology, Inc. *                                     46,436            338,054
                                                                          -------------
                                                                              2,561,376
                                                                          -------------
SOFTWARE (6.7%)
CA, Inc. (b)                                                  47,119            921,648
Intuit, Inc. *                                                13,928            553,638
Microsoft Corp. (b)                                           97,125          2,506,796
Oracle Corp.                                                  29,188            690,004
Symantec Corp. * (b)                                          63,960            829,561
                                                                          -------------
                                                                              5,501,647
                                                                          -------------
SPECIALTY RETAIL (4.4%)
Abercrombie & Fitch Co., Class A                                 108              3,990
AutoZone, Inc. *                                               3,391            717,434
Gap, Inc. (The) (b)                                           45,994            832,951
Home Depot, Inc.                                               7,606            216,847
Limited Brands, Inc. (b)                                      40,741          1,044,599
Sherwin-Williams Co. (The)                                     4,256            294,302
TJX Cos., Inc.                                                12,895            535,401
                                                                          -------------
                                                                              3,645,524
                                                                          -------------
TOBACCO (2.7%)
Altria Group, Inc.                                            22,469            497,913
Philip Morris International, Inc. (b)                         32,977          1,683,146
                                                                          -------------
                                                                              2,181,059
                                                                          -------------
WIRELESS TELECOMMUNICATION SERVICES (1.0%)
MetroPCS Communications, Inc. *                               87,079            779,357
                                                                          -------------

TOTAL COMMON STOCKS                                                         103,071,425
                                                                          -------------
INVESTMENTS IN AFFILIATES (2.6%)
Fifth Third Institutional Money Market Fund(a)             2,113,332          2,113,332
                                                                          -------------
TOTAL INVESTMENTS IN AFFILIATES                                               2,113,332
                                                                          -------------
TOTAL INVESTMENTS (COST $97,709,348) - 128.0%                               105,184,757
                                                                          -------------
SECURITIES SOLD SHORT (PROCEEDS $25,630,295) - (28.4)%                      (23,296,036)
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%                                    317,517
                                                                          -------------
NET ASSETS - 100.0%                                                       $  82,206,238
                                                                          =============

                      See notes to schedules of investments
                        notes to financial statements.

                                                       STRUCTURED LARGE CAP PLUS
                                               SCHEDULE OF SECURITIES SOLD SHORT
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                            SHARES            VALUE
                                                          ----------      -------------
COMMON STOCKS (28.4)%
AEROSPACE & DEFENSE (1.1)%
Alliant Techsystems, Inc. *                                  (13,928)     $    (935,404)
                                                                          -------------
AGRICULTURAL OPERATIONS (1.1)%
Bunge, Ltd.                                                  (18,737)          (930,292)
                                                                          -------------
BEVERAGES (1.5)%
Coca-Cola Enterprises, Inc.                                  (27,389)          (786,064)
Constellation Brands, Inc., Class A *                        (20,364)          (347,410)
Green Mountain Coffee Roasters, Inc. *                        (2,034)           (62,627)
                                                                          -------------
                                                                             (1,196,101)
                                                                          -------------
CAPITAL MARKETS (1.5)%
JAnus Capital Group, Inc.                                    (72,806)          (763,007)
Northern Trust Corp.                                          (1,792)           (84,206)
SCANA Corp.                                                   (9,541)          (365,516)
                                                                          -------------
                                                                             (1,212,729)
                                                                          -------------
CASINO HOTELS (0.3)%
MGM Resorts International *                                  (22,111)          (240,125)
                                                                          -------------
COMMERCIAL SERVICES & SUPPLIES (1.8)%
Dun & Bradstreet Corp.                                        (2,108)          (144,103)
Iron Mountain, Inc.                                          (37,274)          (882,275)
Monster Worldwide, Inc. *                                    (32,676)          (448,315)
                                                                          -------------
                                                                             (1,474,693)
                                                                          -------------
COMPUTERS-INTEGRATED SYSTEMS (0.6)%
Brocade Communications Systems, Inc. *                       (91,501)          (452,930)
                                                                          -------------
DIVERSIFIED FINANCIAL SERVICES (0.3)%
Leucadia National Corp. *                                    (12,382)          (273,518)
                                                                          -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.2)%
Windstream Corp.                                             (12,880)          (146,832)
                                                                          -------------
ENERGY-ALTERNATE SOURCES (1.1)%
First Solar, Inc. *                                           (7,221)          (905,874)
                                                                          -------------
FINANCE-INVESTMENT BANKER/BROKER (0.1)%
Jefferies Group, Inc.                                         (4,979)          (122,931)
                                                                          -------------
FOOD PRODUCTS (0.8)%
Archer-Daniels-Midland Co.                                   (25,616)          (700,854)
                                                                          -------------
GAS-DISTRIBUTION (1.0)%
EQT Corp.                                                    (21,396)          (784,805)
                                                                          -------------
HEALTHCARE EQUIPMENT & SUPPLIES (1.6)%
Boston Scientific Corp. *                                   (122,483)          (685,905)
St. Jude Medical, Inc. *                                     (17,722)          (651,638)
                                                                          -------------
                                                                             (1,337,543)
                                                                          -------------
HEALTHCARE PROVIDERS & SERVICES (1.4)%
CIGNA Corp.                                                  (27,493)          (845,685)
Tenet Healthcare Corp. *                                     (71,281)          (327,892)
                                                                          -------------
                                                                             (1,173,577)
                                                                          -------------
HEALTHCARE-SERVICES (0.3)%
Covance, Inc. *                                               (5,922)          (229,537)
                                                                          -------------
HOUSEHOLD DURABLES (1.0)%
DR Horton, Inc.                                              (20,157)          (222,130)
Pulte Group, Inc. *                                          (64,213)          (563,790)
                                                                          -------------
                                                                               (785,920)
                                                                          -------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.5)%
AES Corp. (The) *                                            (36,757)          (378,965)
                                                                          -------------
INDUSTRIAL CONGLOMERATES (1.1)%
Mcdermott International, Inc. *                              (38,305)          (900,551)
                                                                          -------------
INSURANCE (0.1)%
AON Corp.                                                     (2,220)           (83,627)
                                                                          -------------
INTERNET & CATALOG RETAIL (0.1)%
Priceline.com, Inc. *                                          (373)            (83,701)
                                                                          -------------
INTERNET SOFTWARE & SERVICES (0.4)%
Yahoo!, Inc. *                                               (22,398)          (310,884)
                                                                          -------------
IT SERVICES (1.1)%
Fidelity National Information Services, Inc.                 (32,288)          (925,697)
                                                                          -------------
MACHINERY (0.1)%
PACCAR, Inc.                                                  (2,320)          (106,302)
                                                                          -------------
MEDICAL-BIOMEDICAL/GENETICS (1.1)%
Vertex Pharmaceuticals, Inc. *                               (27,113)          (912,624)
                                                                          -------------
MULTI-UTILITIES (1.3)%
Centerpoint Energy, Inc.                                     (69,117)          (983,535)
Consolidated Edison, Inc.                                     (1,216)           (56,082)
                                                                          -------------
                                                                             (1,039,617)
                                                                          -------------
OFFICE ELECTRONICS (0.1)%
Xerox Corp.                                                   (7,355)           (71,638)
                                                                          -------------
OIL & GAS (1.1)%
Denbury Resources, Inc. *                                    (56,520)          (895,277)
                                                                          -------------
OIL COMPANY-EXPLORATION & PRODUCTION (1.4)%
EXCO Resources, Inc.                                         (16,337)          (237,050)
Petrohawk Energy Corp. *                                     (36,844)          (581,030)
Ultra Petroleum Corp. *                                       (7,451)          (315,699)
                                                                          -------------
                                                                             (1,133,779)
                                                                          -------------
PHARMACEUTICALS (0.1)%
Merck & Co., Inc.                                             (2,173)           (74,882)
                                                                          -------------
PIPELINES (0.0)%
100,000ths kinder Morgan Management LLC *                     15,563                 (9)
                                                                          -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.9)%
MEMC Electronic Materials, Inc. *                            (80,951)          (773,892)
                                                                          -------------

                                    Continued

STRUCTURED LARGE CAP PLUS
SCHEDULE OF SECURITIES SOLD SHORT, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                            SHARES            VALUE
                                                          ----------      -------------
COMMON STOCKS, CONTINUED
SOFTWARE (1.9)%
Adobe Systems, Inc. *                                        (26,523)     $    (761,741)
Electronic Arts, Inc. *                                      (52,438)          (835,337)
                                                                          -------------
                                                                             (1,597,078)
                                                                          -------------
SPECIALTY RETAIL (1.2)%
RadioShack Corp.                                             (45,033)          (970,011)
                                                                          -------------
WIRELESS TELECOMMUNICATION SERVICES (0.2)%
Sprint Nextel Corp. *                                        (29,286)          (133,837)
                                                                          -------------
TOTAL COMMON STOCKS                                                         (23,296,036)
                                                                          -------------

TOTAL SECURITIES SOLD SHORT
   (PROCEEDS $25,630,295) - (28.4)%                                       $ (23,296,036)
                                                                          =============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) Investment is in Institutional Shares of underlying fund.

(b) All or part of this security has been designated as collateral for short sales.

    See notes to schedules of investments and notes to financial statements.

                                                                    EQUITY INDEX
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                            SHARES            VALUE
                                                          ----------      -------------
COMMON STOCKS (96.3%)
AEROSPACE & DEFENSE (2.7%)
Boeing Co. (The)                                              20,155      $   1,373,362
General Dynamics Corp.                                        10,183            623,709
Goodrich Corp.                                                 3,304            240,762
Honeywell International, Inc.                                 20,183            865,043
L-3 Communications Holdings, Inc.                              3,051            222,845
Lockheed Martin Corp.                                          8,193            615,704
Northrop Grumman Corp.                                         7,993            468,709
Precision Castparts Corp.                                      3,740            456,991
Raytheon Co.                                                  10,007            463,024
Rockwell Collins, Inc.                                         4,150            237,214
United Technologies Corp.                                     24,720          1,757,592
                                                                          -------------
                                                                              7,324,955
                                                                          -------------
AIR FREIGHT & LOGISTICS (1.1%)
CH Robinson Worldwide, Inc.                                    4,397            286,684
Expeditors International of Washington, Inc.                   5,600            238,784
FedEx Corp.                                                    8,261            681,946
United Parcel Service, Inc., Class B                          26,210          1,703,650
                                                                          -------------
                                                                              2,911,064
                                                                          -------------
AIRLINES (0.1%)
Southwest Airlines Co.                                        19,622            236,445
                                                                          -------------
APPLICATION SOFTWARE (0.1%)
Red Hat, Inc. *                                                4,982            160,171
                                                                          -------------
AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber Co. (The) *                             6,394             68,224
Johnson Controls, Inc.                                        17,733            510,888
                                                                          -------------
                                                                                579,112
                                                                          -------------
AUTOMOBILES (0.5%)
Ford Motor Co. *(a)                                           90,326          1,153,463
Harley-Davidson, Inc.                                          6,185            168,418
                                                                          -------------
                                                                              1,321,881
                                                                          -------------
BEVERAGES (2.6%)
Brown-Forman Corp., Class B                                    2,869            181,350
Coca-Cola Co. (The)                                           61,058          3,364,906
Coca-Cola Enterprises, Inc.                                    8,436            242,113
Constellation Brands, Inc., Class A *                          5,273             89,957
Dr.Pepper Snapple Group, Inc.                                  6,428            241,372
Molson Coors Brewing Co., Class B                              4,182            188,232
PepsiCo, Inc.                                                 42,569          2,763,154
                                                                          -------------
                                                                              7,071,084
                                                                          -------------
BIOTECHNOLOGY (1.4%)
Amgen, Inc. *                                                 25,407          1,385,444
Biogen Idec, Inc. *                                            7,117            397,698
Celgene Corp. *                                               12,136            669,300
Cephalon, Inc. *                                               1,978            112,252
Genzyme Corp. *(a)                                             7,025            488,659
Gilead Sciences, Inc. *                                       23,550            784,686
                                                                          -------------
                                                                              3,838,039
                                                                          -------------
BUILDING PRODUCTS (0.1%)
Life Technologies Corp. *                                      4,774            205,234
Masco Corp.                                                    9,471             97,362
                                                                          -------------
                                                                                302,596
                                                                          -------------

                                    Continued

                                                                    EQUITY INDEX
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                            SHARES            VALUE
                                                          ----------      -------------
COMMON STOCKS, CONTINUED
CABLE TV (0.2%)
Time Warner Cable, Inc.                                        9,307      $     532,081
                                                                          -------------
CAPITAL MARKETS (2.5%)
Ameriprise Financial, Inc.                                     6,745            285,921
Bank of New York Mellon Corp. (The)                           32,303            809,836
Charles Schwab Corp. (The)                                    25,808            381,700
E*Trade Financial Corp. *                                      5,228             76,486
Federated Investors, Inc., Class B                             2,338             49,612
Franklin Resources, Inc.                                       3,916            393,871
Goldman Sachs Group, Inc. (The)                               13,613          2,053,113
Invesco, Ltd.(a)                                              12,135            237,118
Janus Capital Group, Inc.                                      4,849             50,817
Legg Mason, Inc.                                               4,292            123,996
Morgan Stanley                                                36,908            996,147
Northern Trust Corp.                                           6,380            299,796
SCANA Corp.(a)                                                 2,943            112,746
State Street Corp.                                            13,363            520,088
T Rowe Price Group, Inc.                                       6,837            329,749
                                                                          -------------
                                                                              6,720,996
                                                                          -------------
CHEMICALS (1.9%)
Air Products & Chemicals, Inc.                                 5,601            406,521
Airgas, Inc.                                                   2,184            142,593
CF Industries Holdings, Inc.                                   1,830            148,578
Dow Chemical Co. (The)                                        30,769            840,917
E.I. du Pont de Nemours & Co.                                 23,860            970,386
Eastman Chemical Co.                                           1,919            120,206
Ecolab, Inc.                                                   6,237            305,052
FMC Corp.                                                      1,914            119,606
International Flavors & Fragrances, Inc.                       2,087             94,708
Monsanto Co.                                                  14,405            833,185
PPG Industries, Inc.                                           4,378            304,140
Praxair, Inc.                                                  8,087            702,113
Sigma-Aldrich Corp.                                            3,215            180,361
                                                                          -------------
                                                                              5,168,366
                                                                          -------------
COAL (0.0%)
Massey Energy Co.                                              2,681             81,985
                                                                          -------------
COMMERCIAL BANKS (4.1%)
BB&T Corp.                                                    18,233            452,725
Berkshire Hathaway, Inc., Class B *                           43,823          3,423,453
Comerica, Inc. (a)                                             4,594            176,226
First Horizon National Corp. *                                 6,022             69,068
Huntington Bancshares, Inc.                                   18,912            114,607
Keycorp                                                       23,182            196,120
M&T Bank Corp.                                                 2,193            191,536
Marshall & Ilsley Corp.                                       13,904             97,745
PNC Financial Services Group, Inc.                            13,997            831,282
Regions Financial Corp.                                       31,485            230,785
SunTrust Banks, Inc.                                          13,182            342,073
US Bancorp                                                    50,511          1,207,213
Wells Fargo & Co.                                            137,891          3,823,717
Zions Bancorporation                                           4,232             93,908
                                                                          -------------
                                                                             11,250,458
                                                                          -------------
COMMERCIAL SERVICES (0.0%)
Quanta Services, Inc. *                                        5,545            119,107
                                                                          -------------
COMMERCIAL SERVICES & SUPPLIES (0.5%)
Avery Dennison Corp.                                           2,958            106,044
Cintas Corp.                                                   3,471             91,843
Dun & Bradstreet Corp.                                         1,346             92,012
Equifax, Inc.                                                  3,336            104,550
Iron Mountain, Inc.                                            4,784            113,237
Monster Worldwide, Inc. *(a)                                   3,316             45,496
Pitney Bowes, Inc. (a)                                         5,477            133,694
Republic Services, Inc.                                        8,549            272,371
Robert Half International, Inc. (a)                            3,923             98,781
RR Donnelley & Sons Co.                                        5,424             91,503
Stericycle, Inc. *(a)                                          2,238            140,994
                                                                          -------------
                                                                              1,290,525
                                                                          -------------
COMMERCIAL SERVICES-FINANCE (0.5%)
Mastercard, Inc., Class A                                      2,548            535,182
Visa, Inc., Class A                                           11,986            879,173
                                                                          -------------
                                                                              1,414,355
                                                                          -------------
COMMUNICATIONS EQUIPMENT (2.6%)
Cisco Systems, Inc. *                                        151,151          3,487,054
Corning, Inc.                                                 41,153            745,692
Harris Corp.                                                   3,453            153,762
JDS Uniphase Corp. *                                           5,900             64,015
Juniper Networks, Inc. *                                      13,871            385,336
Motorola, Inc. *                                              61,058            457,325
Qualcomm, Inc.                                                43,384          1,652,063
Tellabs, Inc.                                                 10,147             70,826
                                                                          -------------
                                                                              7,016,073
                                                                          -------------
COMPUTERS & PERIPHERALS (5.9%)
Apple, Inc. *                                                 24,064          6,190,464
Dell, Inc. *                                                  45,455            601,824
EMC Corp. *                                                   54,190          1,072,420
Hewlett-Packard Co.                                           61,787          2,844,674
International Business Machines Corp.                         33,877          4,349,807
Lexmark International, Inc., Class A *                         2,062             75,778
NetApp, Inc. *                                                 9,098            384,845
QLogic Corp. *                                                 3,007             47,871
SanDisk Corp. *                                                6,038            263,861
Teradata Corp. *(a)                                            4,401            139,952
Western Digital Corp. *                                        6,036            159,290
                                                                          -------------
                                                                             16,130,786
                                                                          -------------
CONSTRUCTION & ENGINEERING (0.1%)
Fluor Corp.                                                    4,720            227,929
Jacobs Engineering Group, Inc. *                               3,289            120,279
                                                                          -------------
                                                                                348,208
                                                                          -------------
CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co.                                           3,335            150,875
                                                                          -------------
CONSUMER FINANCE (0.8%)
American Express Co.                                          31,847          1,421,650
Capital One Financial Corp.                                   12,019            508,764
Discover Financial Services                                   14,351            219,140
SLM Corp. *                                                   12,801            153,612
                                                                          -------------
                                                                              2,303,166
                                                                          -------------

                                    Continued

EQUITY INDEX
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                            SHARES            VALUE
                                                          ----------      -------------
COMMON STOCKS, CONTINUED
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                                     2,484      $     144,668
Bemis Co., Inc.                                                2,878             86,225
Owens-Illinois, Inc. *                                         4,451            123,070
Pactiv Corp. *                                                 3,494            106,287
Sealed Air Corp.                                               4,196             90,760
                                                                          -------------
                                                                                551,010
                                                                          -------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                              4,190            179,458
                                                                          -------------
DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group, Inc., Class A *(a)                               3,394            156,565
DeVry, Inc.                                                    1,634             87,909
H&R Block, Inc.                                                8,858            138,894
                                                                          -------------
                                                                                383,368
                                                                          -------------
DIVERSIFIED FINANCIAL SERVICES (4.2%)
Bank of America Corp. (c)                                    265,513          3,727,802
Citigroup, Inc. * (c)                                        598,007          2,451,829
CME Group, Inc.                                                1,724            480,651
IntercontinentalExchange, Inc. *                               1,943            205,220
JPMorgan Chase & Co.                                         105,242          4,239,148
Leucadia National Corp. *                                      5,010            110,671
Moody's Corp.(a)                                               5,191            122,248
NASDAQ OMX Group, Inc. (The) *                                 3,907             76,069
NYSE Euronext                                                  6,890            199,603
                                                                          -------------
                                                                             11,613,241
                                                                          -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.6%)
AT&T, Inc. (c)                                               156,228          4,052,554
CenturyLink, Inc. (a)                                          7,908            281,683
Frontier Communications Corp.                                 26,214            200,275
Qwest Communications International, Inc.                      39,281            222,331
Verizon Communications, Inc.                                  74,860          2,175,432
Windstream Corp.(a)                                           12,761            145,475
                                                                          -------------
                                                                              7,077,750
                                                                          -------------
ELECTRIC UTILITIES (1.9%)
Allegheny Energy, Inc.                                         4,476            102,053
American Electric Power Co., Inc.                             12,620            454,068
Duke Energy Corp.                                             34,565            591,061
Edison International                                           8,601            285,123
Entergy Corp.                                                  4,995            387,162
Exelon Corp.                                                  17,421            728,720
FirstEnergy Corp.(a)                                           8,047            303,372
NextEra Energy, Inc.                                          10,912            570,698
Northeast Utilities                                            4,632            128,955
Pepco Holdings, Inc.                                           5,870             99,262
Pinnacle West Capital Corp.(a)                                 2,836            108,023
PPL Corp.                                                      9,954            271,645
Progress Energy, Inc.                                          7,781            327,658
Southern Co.                                                  21,972            776,271
                                                                          -------------
                                                                              5,134,071
                                                                          -------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.5%)
Emerson Electric Co.                                          19,864            984,063
Rockwell Automation, Inc. (a)                                  3,769            204,091
Roper Industries, Inc. (a)                                     2,473            154,562
                                                                          -------------
                                                                              1,342,716
                                                                          -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc. *                                   9,209            257,207
Amphenol Corp., Class A                                        4,573            204,871
FLIR Systems, Inc. *                                           4,036            120,111
Jabil Circuit, Inc.                                            5,097             73,958
Molex, Inc. (a)                                                3,579             70,542
                                                                          -------------
                                                                                726,689
                                                                          -------------
ENERGY-ALTERNATE SOURCES (0.1%)
First Solar, Inc. *(a)                                         1,282            160,827
                                                                          -------------
ENERGY EQUIPMENT & SERVICES (1.7%)
Baker Hughes, Inc.                                            11,336            547,189
Cameron International Corp. *                                  6,453            255,474
Diamond Offshore Drilling, Inc. (a)                            1,835            109,164
FMC Technologies, Inc. *                                       3,220            203,762
Halliburton Co.                                               23,893            713,923
Helmerich & Payne, Inc.                                        2,791            113,119
Nabors Industries, Ltd. *                                      7,515            138,351
National Oilwell Varco, Inc.                                  11,047            432,600
Rowan Cos., Inc. *                                             3,005             75,906
Schlumberger, Ltd.(a)                                         31,589          1,884,600
Smith International, Inc.                                      6,558            272,026
                                                                          -------------
                                                                              4,746,114
                                                                          -------------
FOOD & STAPLES RETAILING (2.4%)
Costco Wholesale Corp.                                        11,598            657,723
CVS Caremark Corp.                                            36,055          1,106,528
Kroger Co. (The)                                              17,156            363,364
Safeway, Inc.                                                 10,264            210,823
SUPERVALU, Inc.                                                5,597             63,134
SYSCO Corp.                                                   15,643            484,464
Walgreen Co.                                                  26,008            742,528
Wal-Mart Stores, Inc.                                         54,795          2,804,956
Whole Foods Market, Inc. *(a)                                  4,497            170,751
                                                                          -------------
                                                                              6,604,271
                                                                          -------------
FOOD PRODUCTS (1.7%)
Archer-Daniels-Midland Co.                                    16,964            464,135
Campbell Soup Co.                                              4,979            178,746
ConAgra Foods, Inc.                                           11,705            274,833
Dean Foods Co. *                                               4,786             54,848
General Mills, Inc.                                           17,674            604,451
Hershey Co. (The)                                              4,392            206,424
HJ Heinz Co.                                                   8,348            371,319
Hormel Foods Corp.                                             1,835             78,758
JM Smucker Co. (The)                                           3,142            193,013
Kellogg Co.                                                    6,731            336,887
Kraft Foods, Inc., Class A                                    46,203          1,349,590
McCormick & Co., Inc. (a)                                      3,488            137,183
Sara Lee Corp.                                                17,457            258,189
Tyson Foods, Inc., Class A                                     8,053            141,008
                                                                          -------------
                                                                              4,649,384
                                                                          -------------
GAS-DISTRIBUTION (0.1%)
EQT Corp.                                                      3,797            139,274
Nicor, Inc.                                                    1,194             52,285
Oneok, Inc.                                                    2,785            129,586
                                                                          -------------
                                                                                321,145
                                                                          -------------

                                    Continued

                                                                    EQUITY INDEX
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                            SHARES            VALUE
                                                          ----------      -------------
COMMON STOCKS, CONTINUED
HEALTHCARE EQUIPMENT & SUPPLIES (1.6%)
Baxter International, Inc.                                    15,658      $     685,351
Becton Dickinson & Co.                                         6,222            428,074
Boston Scientific Corp. *                                     39,899            223,434
CR Bard, Inc.                                                  2,525            198,288
DENTSPLY International, Inc.                                   3,885            116,628
Hospira, Inc. *                                                4,326            225,385
Intuitive Surgical, Inc. *                                     1,028            337,564
Medtronic, Inc.                                               29,162          1,078,119
St. Jude Medical, Inc. *                                       8,591            315,891
Stryker Corp.                                                  7,461            347,459
Varian Medical Systems, Inc. *                                 3,272            180,614
Zimmer Holdings, Inc. *                                        5,427            287,577
                                                                          -------------
                                                                              4,424,384
                                                                          -------------
HEALTHCARE PROVIDERS & SERVICES (1.9%)
Aetna, Inc.                                                   11,378            316,877
AmerisourceBergen Corp.                                        7,455            223,426
Cardinal Health, Inc.                                          9,542            307,920
CIGNA Corp.                                                    7,259            223,287
Coventry Health Care, Inc. *                                   3,907             77,476
DaVita, Inc. *                                                 2,724            156,140
Express Scripts, Inc. *                                       14,535            656,691
Humana, Inc. *                                                 4,494            211,308
Laboratory Corp. of America Holdings *                         2,764            201,717
McKesson Corp.                                                 7,112            446,776
Medco Health Solutions, Inc. *                                12,077            579,696
Patterson Cos., Inc.                                           2,463             65,713
Quest Diagnostics, Inc.                                        3,968            186,456
Tenet Healthcare Corp. *                                      11,432             52,587
UnitedHealth Group, Inc.                                      30,113            916,941
WellPoint, Inc. *                                             11,334            574,861
                                                                          -------------
                                                                              5,197,872
                                                                          -------------
HEALTHCARE TECHNOLOGY (0.1%)
Cerner Corp. *(a)                                              1,794            138,945
                                                                          -------------
HOTELS RESTAURANTS & LEISURE (1.6%)
Carnival Corp.                                                11,458            397,364
Darden Restaurants, Inc.                                       3,691            154,616
International Game Technology                                  7,831            119,344
Marriott International, Inc., Class A(a)                       7,024            238,184
McDonald's Corp.                                              28,404          1,980,611
Starbucks Corp.                                               19,625            487,681
Starwood Hotels & Resorts Worldwide, Inc.                      5,152            249,614
Wyndham Worldwide Corp.                                        4,721            120,527
Wynn Resorts, Ltd.                                             1,823            159,841
Yum! Brands, Inc.                                             12,388            511,624
                                                                          -------------
                                                                              4,419,406
                                                                          -------------
HOUSEHOLD DURABLES (0.4%)
DR Horton, Inc.                                                7,302             80,468
Fortune Brands, Inc.                                           4,012            176,047
Harman International Industries, Inc. *                        1,833             55,742
Leggett & Platt, Inc.                                          3,919             81,672
Lennar Corp., Class A                                          4,295             63,437
Newell Rubbermaid, Inc.                                        7,334            113,677
Pulte Group, Inc. *                                            8,376             73,541
Snap-On, Inc.                                                  1,525             68,122
Stanley Black & Decker, Inc.                                   4,349            252,329
Whirlpool Corp.                                                1,975            164,517
                                                                          -------------
                                                                              1,129,552
                                                                          -------------
HOUSEHOLD PRODUCTS (2.4%)
Clorox Co.                                                     3,702            240,186
Colgate-Palmolive Co.                                         13,034          1,029,425
Kimberly-Clark Corp.                                          10,990            704,679
Procter & Gamble Co. (The)                                    75,993          4,647,732
                                                                          -------------
                                                                              6,622,022
                                                                          -------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
AES Corp. (The) *                                             17,647            181,941
Constellation Energy Group, Inc. (a)                           5,309            167,764
NRG Energy, Inc. *(a)                                          6,914            156,810
                                                                          -------------
                                                                                506,515
                                                                          -------------
INDUSTRIAL CONGLOMERATES (2.3%)
3M Co.                                                        18,921          1,618,502
General Electric Co. (c)                                     282,426          4,552,707
Textron, Inc. (a)                                              7,197            149,410
                                                                          -------------
                                                                              6,320,619
                                                                          -------------
INSURANCE (2.6%)
ACE, Ltd.                                                      8,896            472,200
Aflac, Inc.                                                   12,385            609,218
Allstate Corp. (The)                                          14,165            400,020
American International Group, Inc. *                           3,562            137,030
AON Corp. (a)                                                  7,045            265,385
Assurant, Inc.                                                 3,075            114,667
Chubb Corp.                                                    8,674            456,513
Cincinnati Financial Corp. (a)                                 4,301            118,492
Genworth Financial, Inc., Class A *                           12,911            175,331
Hartford Financial Services Group, Inc.                       11,714            274,225
Lincoln National Corp.                                         7,979            207,773
Loews Corp.                                                    9,368            348,021
Marsh & McLennan Cos., Inc.                                   14,511            341,299
MetLife, Inc.                                                 21,624            909,505
Principal Financial Group, Inc.                                8,434            215,995
Progressive Corp. (The)                                       17,729            348,197
Prudential Financial, Inc.                                    12,276            703,292
Torchmark Corp.                                                2,187            116,064
Travelers Cos., Inc. (The)                                    13,096            660,693
Unum Group                                                     8,774            200,223
XL Group PLC                                                   9,031            160,120
                                                                          -------------
                                                                              7,234,263
                                                                          -------------
INTERNET & CATALOG RETAIL (0.5%)
Amazon.com, Inc. *                                             9,036          1,065,254
Expedia, Inc.                                                  5,582            126,600
priceline.com, Inc. *                                          1,264            283,641
                                                                          -------------
                                                                              1,475,495
                                                                          -------------
INTERNET SOFTWARE & SERVICES (1.6%)
Akamai Technologies, Inc. * (a)                                4,543            174,269
eBay, Inc. *                                                  29,834            623,829
Google, Inc., Class A *                                        6,401          3,103,525
VeriSign, Inc. *                                               4,843            136,330
Yahoo!, Inc. *                                                31,419            436,096
                                                                          -------------
                                                                              4,474,049
                                                                          -------------

                                    Continued

EQUITY INDEX
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                            SHARES            VALUE
                                                          ----------      -------------
COMMON STOCKS, CONTINUED
IT SERVICES (0.9%)
Automatic Data Processing, Inc.                               13,327      $     550,005
Cognizant Technology Solutions Corp., Class A *                7,855            428,569
Computer Sciences Corp.                                        4,055            183,813
Fidelity National Information Services, Inc.                   8,710            249,716
Fiserv, Inc. *                                                 4,021            201,452
Paychex, Inc.                                                  8,491            220,681
SAIC, Inc. *                                                   8,048            133,838
Total System Services, Inc. (a)                                5,207             77,636
Western Union Co. (The)                                       18,024            292,530
                                                                          -------------
                                                                              2,338,240
                                                                          -------------
LEISURE EQUIPMENT & PRODUCTS (0.1%)
Eastman Kodak Co. * (a)                                        7,092             28,155
Hasbro, Inc.                                                   3,456            145,671
Mattel, Inc.                                                   9,600            203,136
                                                                          -------------
                                                                                376,962
                                                                          -------------
LIFE SCIENCES TOOLS & SERVICES (0.3%)
PerkinElmer, Inc.                                              3,104             60,404
Thermo Fisher Scientific, Inc. *                              10,809            484,892
Waters Corp. *                                                 2,471            158,539
                                                                          -------------
                                                                                703,835
                                                                          -------------
MACHINERY (1.9%)
Caterpillar, Inc.                                             16,707          1,165,313
Cummins, Inc.                                                  5,316            423,207
Danaher Corp.                                                 13,834            531,364
Deere & Co.                                                   11,193            746,349
Dover Corp.                                                    4,918            235,917
Eaton Corp.                                                    4,580            359,347
Flowserve Corp.                                                1,474            146,162
Illinois Tool Works, Inc.                                     10,213            444,266
ITT Corp.                                                      4,828            227,495
PACCAR, Inc.                                                   9,614            440,513
Pall Corp.                                                     3,098            118,468
Parker Hannifin Corp.                                          4,245            263,699
                                                                          -------------
                                                                              5,102,100
                                                                          -------------
MEDIA (2.9%)
CBS Corp., Class B                                            17,873            264,163
Comcast Corp., Class A                                        74,909          1,458,478
DIRECTV, Class A *                                            24,084            894,961
Discovery Communications, Inc., Class A * (a)                  7,485            288,996
Gannett Co., Inc.                                              6,266             82,586
Interpublic Group of Cos., Inc. (The) *                       12,826            117,230
McGraw-Hill Cos., Inc. (The)                                   8,334            255,771
Meredith Corp. (a)                                               969             30,766
New York Times Co. (The), Class A * (a)                        3,071             26,841
News Corp., Class A                                           59,487            776,305
Omnicom Group, Inc.                                            8,196            305,383
Scripps Networks Interactive, Inc., Class A                    2,365            100,820
Time Warner, Inc.                                             30,041            945,090
Viacom, Inc., Class B                                         16,033            529,730
Walt Disney Co. (The)                                         51,934          1,749,656
Washington Post Co. (The), Class B                               161             67,699
                                                                          -------------
                                                                              7,894,475
                                                                          -------------

MEDICAL-WHOLESALE DRUG DISTRIBUTORS (0.0%)
CareFusion Corp. *                                             4,681             98,629
                                                                          -------------
METALS & MINING (1.0%)
AK Steel Holding Corp.                                         2,900             40,571
Alcoa, Inc.                                                   26,934            300,853
Allegheny Technologies, Inc. (a)                               2,592            123,405
Cliffs Natural Resources, Inc.                                 3,570            201,955
Freeport-McMoRan Copper & Gold, Inc.                          12,602            901,547
Newmont Mining Corp.                                          12,962            724,576
Nucor Corp.                                                    8,313            325,371
Titanium Metals Corp. *                                        2,229             49,350
United States Steel Corp. (a)                                  3,785            167,789
                                                                          -------------
                                                                              2,835,417
                                                                          -------------
MULTILINE RETAIL (0.8%)
Big Lots, Inc. *                                               2,182             74,864
Family Dollar Stores, Inc.                                     3,653            151,051
JC Penney Co., Inc.                                            6,230            153,445
Kohl's Corp. *                                                 8,094            386,003
Macy's, Inc.                                                  11,114            207,276
Nordstrom, Inc.                                                4,364            148,376
Sears Holdings Corp. * (a)                                     1,281             90,951
Target Corp.                                                  19,427            996,994
                                                                          -------------
                                                                              2,208,960
                                                                          -------------
MULTI-UTILITIES (1.3%)
Ameren Corp.                                                   6,254            158,664
CenterPoint Energy, Inc.                                      10,948            155,790
CMS Energy Corp.                                               6,066             96,571
Consolidated Edison, Inc.                                      7,427            342,533
Dominion Resources, Inc.                                      15,842            665,205
DTE Energy Co.                                                 4,785            220,876
Integrys Energy Group, Inc. (a)                                2,020             95,647
NiSource, Inc. (a)                                             7,307            120,566
PG&E Corp.                                                     9,803            435,253
Public Service Enterprise Group, Inc.                         13,357            439,445
Sempra Energy                                                  6,521            324,420
TECO Energy, Inc.                                              5,643             92,207
Wisconsin Energy Corp.                                         3,086            167,508
Xcel Energy, Inc.                                             12,055            265,089
                                                                          -------------
                                                                              3,579,774
                                                                          -------------
NON-HAZARDOUS WASTE DISPOSAL (0.2%)
Waste Management, Inc.                                        12,803            434,662
                                                                          -------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp.                                                   37,091            361,266
                                                                          -------------
OIL & GAS (8.7%)
Anadarko Petroleum Corp.                                      13,003            639,228
Apache Corp.                                                   8,885            849,228
Cabot Oil & Gas Corp.                                          2,736             83,366
Chesapeake Energy Corp.                                       17,208            361,884
Chevron Corp.                                                 53,196          4,054,067
ConocoPhillips                                                39,532          2,182,957
Consol Energy, Inc.                                            6,122            229,453
Denbury Resources, Inc. *                                     10,439            165,354
Devon Energy Corp.                                            11,795            737,070
El Paso Corp.                                                 18,514            228,093
EOG Resources, Inc.                                            6,668            650,130
Exxon Mobil Corp. (c)                                        135,230          8,070,526
Hess Corp.                                                     7,688            412,000

                                    Continued

                                                                    EQUITY INDEX
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                            SHARES            VALUE
                                                          ----------      -------------
COMMON STOCKS, CONTINUED
OIL & GAS, CONTINUED
Marathon Oil Corp.                                            18,689      $     625,147
Murphy Oil Corp.                                               5,046            276,269
Noble Energy, Inc.                                             4,605            308,811
Occidental Petroleum Corp.                                    21,435          1,670,430
Peabody Energy Corp.                                           7,095            320,339
QEP Resources, Inc. *                                          4,610            158,676
Range Resources Corp.                                          4,201            155,941
Southwestern Energy Co. *                                      9,136            333,007
Spectra Energy Corp.                                          17,093            355,363
Sunoco, Inc.                                                   3,087            110,113
Tesoro Corp.                                                   3,711             47,909
Valero Energy Corp.                                           14,910            253,321
Williams Cos., Inc. (The)                                     15,406            299,030
                                                                          -------------
                                                                             23,577,712
                                                                          -------------
OIL GAS & CONSUMABLE FUELS (0.1%)
Pioneer Natural Resources Co. (a)                              3,050            176,656
                                                                          -------------
PAPER & FOREST PRODUCTS (0.2%)
International Paper Co.                                       11,433            276,679
MeadWestvaco Corp.                                             4,522            108,347
Weyerhaeuser Co.                                               5,580             90,507
                                                                          -------------
                                                                                475,533
                                                                          -------------
PERSONAL PRODUCTS (0.2%)
Avon Products, Inc.                                           11,285            351,302
Estee Lauder Cos., Inc. (The), Class A (a)                     3,120            194,220
                                                                          -------------
                                                                                545,522
                                                                          -------------
PHARMACEUTICALS (5.8%)
Abbott Laboratories                                           40,768          2,000,893
Allergan, Inc.                                                 8,118            495,685
Bristol-Myers Squibb Co.                                      45,667          1,138,022
Eli Lilly & Co.                                               26,789            953,688
Forest Laboratories, Inc. *                                    7,982            221,500
Johnson & Johnson                                             72,878          4,233,483
King Pharmaceuticals, Inc. *                                   6,559             57,457
Mead Johnson Nutrition Co.                                     5,399            286,903
Merck & Co., Inc.                                             82,540          2,844,328
Mylan, Inc. *                                                  8,096            140,871
Pfizer, Inc.                                                 213,050          3,195,750
Watson Pharmaceuticals, Inc. *                                 2,813            113,927
                                                                          -------------
                                                                             15,682,507
                                                                          -------------
REAL ESTATE INVESTMENT TRUSTS (1.3%)
Apartment Investment & Management Co., Class A                 3,092             66,385
AvalonBay Communities, Inc. (a)                                2,255            236,978
Boston Properties, Inc.                                        3,669            300,491
Equity Residential                                             7,441            341,170
HCP, Inc.                                                      7,757            275,141
Health Care REIT, Inc.                                         3,265            147,937
Host Hotels & Resorts, Inc.                                   17,243            247,265
Kimco Realty Corp.                                            10,706            161,339
Plum Creek Timber Co., Inc.                                    4,298            154,212
ProLogis                                                      12,519            135,956
Public Storage                                                 3,582            351,466
Simon Property Group, Inc.                                     7,803            696,184
Ventas, Inc.                                                   4,137            209,829
Vornado Realty Trust                                           4,162            344,530
                                                                          -------------
                                                                              3,668,883
                                                                          -------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%)
CB Richard Ellis Group, Inc., Class A * (a)                    7,136            121,312
                                                                          -------------
RETAIL-AUTOMOTIVE (0.0%)
CarMax, Inc. * (a)                                             5,897            124,427
                                                                          -------------
ROAD & RAIL (0.8%)
CSX Corp.                                                     10,297            542,858
Norfolk Southern Corp.                                         9,759            549,139
Ryder System, Inc.                                             1,410             61,575
Union Pacific Corp.                                           13,339            996,023
                                                                          -------------
                                                                              2,149,595
                                                                          -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.4%)
Advanced Micro Devices, Inc. * (a)                            14,905            111,638
Altera Corp. (a)                                               7,851            217,630
Analog Devices, Inc.                                           7,859            233,491
Applied Materials, Inc.                                       35,457            418,393
Broadcom Corp., Class A                                       11,383            410,129
Intel Corp.                                                  147,260          3,033,556
KLA-Tencor Corp.                                               4,543            143,877
Linear Technology Corp. (a)                                    5,900            188,092
LSI Corp. *                                                   17,332             69,848
MEMC Electronic Materials, Inc. *                              6,002             57,379
Microchip Technology, Inc.                                     4,864            148,109
Micron Technology, Inc. * (a)                                 22,457            163,487
National Semiconductor Corp.                                   6,278             86,636
Novellus Systems, Inc. *                                       2,531             67,603
NVIDIA Corp. *                                                15,526            142,684
Teradyne, Inc. *                                               4,679             50,346
Texas Instruments, Inc.                                       32,365            799,092
Xilinx, Inc. (a)                                               7,303            203,900
                                                                          -------------
                                                                              6,545,890
                                                                          -------------
SOFTWARE (3.7%)
Adobe Systems, Inc. *                                         13,836            397,370
Autodesk, Inc. *                                               6,064            179,131
BMC Software, Inc. *                                           4,821            171,531
CA, Inc.                                                      10,433            204,070
Citrix Systems, Inc. *                                         4,853            267,012
Compuware Corp. *                                              6,003             49,105
Electronic Arts, Inc. *                                        8,623            137,364
Intuit, Inc. *                                                 8,287            329,408
McAfee, Inc. *                                                 4,189            138,656
Microsoft Corp. (c)                                          201,432          5,198,960
Novell, Inc. *                                                 9,194             55,532
Oracle Corp.                                                 103,652          2,450,333
Salesforce.com, Inc. * (a)                                     3,041            300,907
Symantec Corp. *                                              21,284            276,053
                                                                          -------------
                                                                             10,155,432
                                                                          -------------
SPECIALTY RETAIL (1.9%)
Abercrombie & Fitch Co., Class A (a)                           2,323             85,812
AutoNation, Inc. * (a)                                         2,386             58,290
AutoZone, Inc. * (a)                                             784            165,871
Bed Bath & Beyond, Inc. *                                      6,917            262,016
Best Buy Co., Inc.                                             9,049            313,638
GameStop Corp., Class A *                                      4,034             80,882
Gap, Inc. (The)                                               11,959            216,577
Home Depot, Inc.                                              44,388          1,265,502
Limited Brands, Inc.                                           7,062            181,070

                                    Continued

EQUITY INDEX
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                            SHARES            VALUE
                                                          ----------      -------------
COMMON STOCKS, CONTINUED
SPECIALTY RETAIL, CONTINUED
Lowe's Cos., Inc.                                             37,837      $     784,739
Office Depot, Inc. *                                           7,253             31,333
O'Reilly Automotive, Inc. *                                    3,632            178,985
RadioShack Corp.                                               3,306             71,211
Ross Stores, Inc.                                              3,270            172,198
Sherwin-Williams Co. (The)                                     2,430            168,035
Staples, Inc.                                                 19,245            391,251
Tiffany & Co.                                                  3,530            148,507
TJX Cos., Inc.                                                10,797            448,291
Urban Outfitters, Inc. *                                       3,425            110,148
                                                                          -------------
                                                                              5,134,356
                                                                          -------------
TEXTILES APPAREL & LUXURY GOODS (0.5%)
Coach, Inc.                                                    8,047            297,497
Nike, Inc., Class B                                           10,295            758,124
Polo Ralph Lauren Corp.                                        1,510            119,305
VF Corp.                                                       2,336            185,315
                                                                          -------------
                                                                              1,360,241
                                                                          -------------
THRIFTS & MORTGAGE FINANCE (0.1%)
Hudson City Bancorp, Inc.                                     12,509            155,362
People's United Financial, Inc. (a)                            9,802            135,659
                                                                          -------------
                                                                                291,021
                                                                          -------------
TOBACCO (1.6%)
Altria Group, Inc.                                            54,924          1,217,116
Lorillard, Inc.                                                4,087            311,593
Philip Morris International, Inc.                             49,021          2,502,032
Reynolds American, Inc.                                        4,462            257,992
                                                                          -------------
                                                                              4,288,733
                                                                          -------------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
Fastenal Co. (a)                                               3,464            170,013
WW Grainger, Inc.                                              1,625            182,016
                                                                          -------------
                                                                                352,029
                                                                          -------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
American Tower Corp., Class A *                               10,630            491,531
MetroPCS Communications, Inc. * (a)                            6,890             61,666
Sprint Nextel Corp. *                                         78,599            359,197
                                                                          -------------
                                                                                912,394
                                                                          -------------

TOTAL COMMON STOCKS                                                         263,202,057
                                                                          -------------
INVESTMENT COMPANIES (4.0%)
State Street Navigator Securities
   Lending Portfolio (d)                                  10,846,128         10,846,128
                                                                          -------------

TOTAL INVESTMENT COMPANIES                                                   10,846,128
                                                                          -------------

INVESTMENTS IN AFFILIATES (3.5%)
COMMERCIAL BANKS (0.1%)
Fifth Third Bancorp                                          20,989            266,770
                                                                          -------------
FIFTH THIRD FUNDS (3.4%)
Fifth Third Institutional Money Market Fund (b)            9,313,712          9,313,712
                                                                          -------------

TOTAL INVESTMENTS IN AFFILIATES                                               9,580,482
                                                                          -------------

TOTAL INVESTMENTS (COST $155,160,198) - 103.8%                              283,628,667

LIABILITIES IN EXCESS OF OTHER ASSETS - (3.8)%                              (10,200,561)
                                                                          -------------

NET ASSETS - 100.0%                                                       $ 273,428,106
                                                                          =============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) All or part of this security was on loan.

(b) Investment is in Institutional Shares of underlying fund.

(c) All or part of this security has been designated as collateral for futures contracts.

(d) Represents investments of cash collateral received in connection with securities lending.

    See notes to schedules of investments and notes to financial statements.

                                                            INTERNATIONAL EQUITY
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                        SHARES           VALUE
                                                      ----------     -------------
FOREIGN STOCKS (97.4%)
AUSTRALIA (9.1%)
Australia & New Zealand Banking Group, Ltd. (a)         172,058      $   3,587,983
Bendigo and Adelaide Bank, Ltd.                          62,884            465,939
BHP Billiton, Ltd.                                       20,000            725,931
Boral, Ltd.                                             162,298            622,563
Coca-Cola Amatil, Ltd.                                   88,746            920,909
Commonwealth Bank of Australia                           64,544          3,069,133
Leighton Holdings, Ltd.                                  53,405          1,424,824
MAP Group                                               500,000          1,338,956
Rio Tinto, Ltd. (a)                                      38,093          2,433,413
SP AusNet                                               807,072            584,126
Suncorp-Metway, Ltd.                                     63,700            482,358
TABCORP Holdings, Ltd.                                  100,000            620,624
Wesfarmers, Ltd.                                         95,714          2,698,464
Westpac Banking Corp.                                   141,023          3,060,728
                                                                     -------------
                                                                        22,035,951
                                                                     -------------
AUSTRIA (0.8%)
IMMOFINANZ AG * (a)                                     233,725            769,062
Voestalpine AG                                           36,971          1,182,789
                                                                     -------------
                                                                         1,951,851
                                                                     -------------
BELGIUM (0.0%)
Belgacom SA (a)                                             679             24,382
Delhaize Group SA                                           729             53,836
                                                                     -------------
                                                                            78,218
                                                                     -------------
CYPRUS (0.1%)
Bank of Cyprus Public Co., Ltd.                          42,620            228,826
                                                                     -------------
Denmark (1.6%)
Coloplast AS, Class B                                     9,007            935,661
Novo Nordisk AS, Class B (c)                             35,420          3,029,691
                                                                     -------------
                                                                         3,965,352
                                                                     -------------
FINLAND (1.0%)
Nokia Oyj                                                63,244            584,745
UPM-Kymmene Oyj                                         128,382          1,863,734
                                                                     -------------
                                                                         2,448,479
                                                                     -------------
FRANCE (9.8%)
AXA SA                                                   73,051          1,346,554
BNP Paribas                                              41,359          2,840,911
Bouygues SA                                              29,793          1,257,923
Casino Guichard Perrachon SA                             28,015          2,439,814
Christian Dior SA                                         3,172            343,750
CNP Assurances                                           42,748            882,400
France Telecom SA                                        24,434            511,688
Neopost SA (a)                                           12,965          1,002,739
PagesJaunes Groupe (a)                                  118,878          1,315,856
PPR                                                       7,994          1,069,345
Sanofi-Aventis SA (c)                                    62,715          3,642,576
Societe Television Francaise 1                            7,614            121,100
Total SA                                                 66,024          3,330,578
Vallourec SA                                             17,566          1,710,197
Vinci SA                                                 39,401          1,907,483
                                                                     -------------
                                                                        23,722,914
                                                                     -------------
GERMANY (7.8%)
Allianz SE                                               28,614          3,322,392
BASF SE                                                  68,618          4,006,892
Deutsche Bank AG                                          7,400            516,882
Deutsche Telekom AG                                     113,253          1,521,609
Hannover Rueckversicherung AG                            45,104          2,159,478
Henkel AG & Co., KGaA                                    19,409            804,818
Hochtief AG                                              25,699          1,665,943
Linde AG                                                  6,697            785,012
RWE AG                                                   13,442            949,244
SAP AG                                                   12,086            551,876
Siemens AG                                               24,763          2,413,467
                                                                     -------------
                                                                        18,697,613
                                                                     -------------
GREAT BRITAIN (21.0%)
Anglo American PLC *                                     30,803          1,220,205
AstraZeneca PLC                                          83,135          4,224,011
Barclays PLC                                            258,967          1,352,359
BHP Billiton PLC                                        116,088          3,554,841
British American Tobacco PLC                            106,707          3,673,616
Centrica PLC                                             64,357            306,896
Compass Group PLC                                       126,484          1,051,903
GlaxoSmithKline PLC                                      90,853          1,583,863
HSBC Holdings PLC                                       194,532          1,971,913
Intercontinental Hotels Group PLC                        47,889            828,849
International Power PLC                                 415,547          2,334,358
Investec PLC                                            207,228          1,609,600
Kazakhmys PLC                                            11,656            222,407
Legal & General Group PLC                               614,722            863,791
Lloyds Banking Group PLC *                              396,097            430,475
London Stock Exchange Group PLC                         105,470          1,070,773
Man Group PLC                                            24,613             83,924
Marks & Spencer Group PLC                               310,841          1,679,831
National Grid PLC                                        74,991            599,539
Next PLC                                                 21,517            725,913
Pearson PLC                                             105,011          1,630,478
Prudential PLC                                           93,347            812,206
Reckitt Benckiser Group PLC                              25,221          1,236,735
Rio Tinto PLC                                            42,123          2,184,185
Rolls-Royce Group PLC *                                  70,105            638,030
Royal Bank of Scotland Group PLC *                      718,835            563,529
Royal Dutch Shell PLC, Class A (c)                      153,069          4,214,100
Severn Trent PLC                                        108,131          2,222,725
Smiths Group PLC                                         48,878            855,937
Standard Chartered PLC                                   53,160          1,536,522
Tomkins PLC                                              31,271            158,983
Unilever PLC                                              6,033            171,442
United Utilities Group PLC                               38,823            356,377
Vodafone Group PLC                                    1,283,011          2,994,688
Whitbread PLC                                            19,131            422,673
Wolseley PLC *                                            4,978            112,325
Xstrata PLC                                              69,454          1,106,729
                                                                     -------------
                                                                        50,606,731
                                                                     -------------
GREECE (0.2%)
Coca Cola Hellenic Bottling Co. SA                       10,358            244,314
OPAP SA                                                   4,417             65,331
Public Power Corp. SA                                     9,974            158,701
                                                                     -------------
                                                                           468,346
                                                                     -------------

                                    Continued

INTERNATIONAL EQUITY
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                        SHARES           VALUE
                                                      ----------     -------------
FOREIGN STOCKS, CONTINUED
HONG KONG (2.2%)
ASM Pacific Technology, Ltd.                             26,400      $     240,803
BOC Hong Kong Holdings, Ltd.                            410,500          1,053,797
Cathay Pacific Airways, Ltd.                            236,000            525,018
New World Development, Ltd.                           1,108,000          1,977,069
Sino Land Co., Ltd.                                     356,000            673,730
Wheelock & Co., Ltd.                                        201                621
Yue Yuen Industrial Holdings, Ltd.                      242,500            783,618
                                                                     -------------
                                                                         5,254,656
                                                                     -------------
IRELAND (0.3%)
Kerry Group PLC, Class A                                 21,169            673,108
                                                                     -------------
ISRAEL (0.8%)
Delek Group, Ltd.                                         2,984            696,841
Teva Pharmaceutical Industries, Ltd.                     23,000          1,120,477
                                                                     -------------
                                                                         1,817,318
                                                                     -------------
ITALY (2.8%)
Enel SpA                                                631,517          3,100,509
ENI SpA                                                  89,063          1,821,021
Mediaset SpA                                            261,587          1,681,426
Snam Rete Gas SpA                                        47,282            221,970
                                                                     -------------
                                                                         6,824,926
                                                                     -------------
JAPAN (20.8%)
Aeon Co., Ltd. (a)                                      166,700          1,784,797
Aisin Seiki Co., Ltd.                                    11,318            316,372
Asahi Glass Co., Ltd.                                   221,000          2,251,056
Brother Industries, Ltd.                                  6,000             64,309
Canon, Inc.                                              39,399          1,716,965
Chubu Electric Power Co., Inc.                           67,100          1,663,617
Dai Nippon Printing Co., Ltd. (a)                       122,000          1,475,664
Daicel Chemical Industries, Ltd.                        183,000          1,296,325
Dainippon Sumitomo Pharma Co., Ltd. (a)                  49,300            368,630
Denso Corp.                                              20,000            573,413
Electric Power Development Co., Ltd.                      2,600             80,593
FUJIFILM Holdings Corp.                                  25,700            803,171
Fujitsu, Ltd.                                           127,000            904,045
Hino Motors, Ltd.                                        50,000            219,920
Hitachi, Ltd. *                                         517,000          2,106,418
Honda Motor Co., Ltd.                                    53,000          1,661,867
ITOCHU Corp.                                            111,300            868,293
Japan Petroleum Exploration Co.                           2,100             82,887
JFE Holdings, Inc.                                        5,700            176,486
JX Holdings, Inc. *                                     330,700          1,791,395
Kuraray Co., Ltd.                                        65,500            821,830
Kyocera Corp.                                             3,000            267,724
Kyushu Electric Power Co., Inc.                          58,600          1,326,037
Meiji Holdings Co., Ltd. (a)                             20,500            881,504
Mitsubishi Corp.                                         25,400            549,483
Mitsubishi UFJ Financial Group, Inc.                     17,662             87,702
Mitsubishi UFJ Lease & Finance Co., Ltd.                 24,584            865,043
Mitsui & Co., Ltd.                                       21,300            273,169
Mizuho Financial Group, Inc.                            330,000            538,573
Murata Manufacturing Co., Ltd.                            3,000            148,272
Nippon Electric Glass Co., Ltd.                          77,000            981,272
Nippon Express Co., Ltd.                                103,000            419,654
Nippon Paper Group, Inc.                                 55,100          1,468,781
Nippon Telegraph & Telephone Corp.                       34,700          1,441,901
Nissan Motor Co., Ltd. *                                302,232          2,322,843
NKSJ Holdings, Inc. * (a)                               102,000            596,215
NTT DoCoMo, Inc.                                            479            762,342
Ono Pharmaceutical Co., Ltd.                              1,800             74,483
ORIX Corp. (a)                                           31,390          2,470,652
Ricoh Co., Ltd.                                          28,500            394,867
Sapporo Hokuyo Holdings, Inc.                           129,300            613,612
Sharp Corp.                                              54,000            591,909
Showa Denko KK                                          518,000          1,025,268
Sojitz Corp.                                            111,500            176,810
Sony Corp. (a)                                           87,000          2,723,942
Sumitomo Corp. (a)                                      112,200          1,192,194
Sumitomo Mitsui Financial Group, Inc.                    23,800            737,182
Sumitomo Rubber Industries, Ltd. (a)                    100,000            991,956
Sumitomo Trust & Banking Co., Ltd. (The)                 34,000            189,293
Suzuken Co., Ltd.                                        23,500            822,820
Tokyo Tatemono Co., Ltd.                                 43,000            140,355
Toppan Printing Co., Ltd. (a)                           268,000          2,211,748
Tosoh Corp. (a)                                         244,077            652,605
Toyota Motor Corp.                                       10,000            353,030
West Japan Railway Co.                                      236            874,125
                                                                     -------------
                                                                        50,195,419
                                                                     -------------
JERSEY (0.2%)
Petrofac, Ltd.                                            5,869            115,117
Shire PLC                                                17,916            409,042
                                                                     -------------
                                                                           524,159
                                                                     -------------
NETHERLANDS (1.7%)
Fugro NV (a)                                             44,740          2,362,144
Koninklijke Boskalis Westminster NV                       6,299            260,088
Koninklijke DSM NV (a)                                    6,489            307,931
Koninklijke Philips Electronics NV                       35,629          1,110,140
                                                                     -------------
                                                                         4,040,303
                                                                     -------------
NORWAY (0.5%)
Aker Solutions ASA                                       62,147            805,550
DnB NOR ASA                                              17,891            222,185
Statoil ASA                                               3,988             80,607
                                                                     -------------
                                                                         1,108,342
                                                                     -------------
SINGAPORE (1.8%)
Jardine Cycle & Carriage, Ltd.                           43,194          1,137,186
Keppel Corp., Ltd.                                      298,000          2,046,860
K-Green Trust *                                          59,600             50,404
Noble Group, Ltd.                                        16,908             20,516
SembCorp Industries, Ltd.                               321,000            996,191
UOL Group, Ltd.                                          16,000             46,477
                                                                     -------------
                                                                         4,297,634
                                                                     -------------
SPAIN (3.7%)
Banco Bilbao Vizcaya Argentaria SA                       18,165            244,648
Banco Santander SA (a)                                  143,815          1,868,316
Repsol YPF SA                                           109,007          2,571,861
Telefonica SA (c)                                       183,304          4,161,163
                                                                     -------------
                                                                         8,845,988
                                                                     -------------

                                    Continued

                                                            INTERNATIONAL EQUITY
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                        SHARES           VALUE
                                                      ----------     -------------
FOREIGN STOCKS, CONTINUED
SWEDEN (3.3%)
Assa Abloy AB, Series B                                  17,529      $     387,745
Boliden AB                                                5,135             61,061
Kinnevik Investment AB, Class B                         135,907          2,552,615
Nordea Bank AB                                           23,417            234,181
Svenska Handelsbanken AB, Class A (a)                    99,245          2,848,277
Tele2 AB, Class B (a)                                   102,400          1,815,490
                                                                     -------------
                                                                         7,899,369
                                                                     -------------
SWITZERLAND (7.9%)
Credit Suisse Group AG                                   45,459          2,070,246
Geberit AG                                               10,737          1,755,314
Nestle SA (c)                                           125,852          6,221,924
Novartis AG (c)                                          84,706          4,110,481
Roche Holding AG                                          1,849            240,510
Schindler Holding AG                                      2,945            258,681
Sika AG                                                     663          1,248,097
Swisscom AG                                               8,079          3,024,681
                                                                     -------------
                                                                        18,929,934
                                                                     -------------
TOTAL FOREIGN STOCKS                                                   234,615,437
                                                                     -------------
INVESTMENT COMPANIES (8.1%)
UNITED STATES (8.1%)
iShares MSCI EAFE Index Fund (a)                         64,100          3,328,072
State Street Navigator Securities
  Lending Portfolio (d)                              16,301,024         16,301,024
                                                                        19,629,096
                                                                     -------------

TOTAL INVESTMENT COMPANIES                                              19,629,096
                                                                     -------------
RIGHTS (0.0%)
AUSTRALIA (0.0%)
Boral, Ltd. *                                            32,459              4,111
                                                                     -------------
TOTAL RIGHTS                                                                 4,111
                                                                     -------------
INVESTMENTS IN AFFILIATES (0.9%)
UNITED STATES (0.9%)
Fifth Third Institutional Money
  Market Fund (b)                                     2,237,129          2,237,129
                                                                     -------------
TOTAL INVESTMENTS IN AFFILIATES                                          2,237,129
                                                                     -------------
TOTAL INVESTMENTS (COST $239,610,184) - 106.4%                         256,485,773

LIABILITIES IN EXCESS OF OTHER ASSETS - (6.4)%                         (15,506,962)
                                                                     -------------

NET ASSETS - 100.0%                                                  $ 240,978,811
                                                                     =============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) All or part of this security was on loan.

(b) Investment is in Institutional Shares of underlying fund.

(c) All or part of this security has been designated as collateral for futures contracts.

(d) Represents investments of cash collateral received in connection with securities lending.

AT JULY 31, 2010, INTERNATIONAL EQUITY'S INDUSTRY INVESTMENT CONCENTRATIONS (UNAUDITED), AS A PERCENTAGE OF NET ASSETS, WERE AS FOLLOWS:

Advertising                                                          0.6%
Aerospace & Defense                                                  0.3%
Airlines                                                             0.2%
Airport Development/Maintenance                                      0.6%
Athletic Footwear                                                    0.3%
Audio/Video Products                                                 1.1%
Auto/Truck Parts & Equipment-Original                                0.4%
Auto-Cars & Light Trucks                                             1.8%
Auto-Medium & Heavy Duty Trucks                                      0.1%
Beverages-Non Alcoholic                                              0.5%
Building & Construction-Miscellaneous                                1.9%
Building & Construction Production-Miscellaneous                     1.3%
Building-Heavy Construction                                          1.1%
Building Products-Cement & Aggregate                                 0.3%
Building Products-Doors & Windows                                    0.9%
Cash & Cash Equivalents                                              0.9%
Cellular Telecom                                                     1.6%
Chemicals-Diversified                                                2.5%
Chemicals-Speciality                                                 0.5%
Commercial Banks Non-U.S.                                           11.9%
Computers-Integrated Systems                                         0.4%
Construction Materials                                                 -^
Cosmetics & Toiletries                                               0.1%
Distribution/Wholesale                                               0.5%
Diversified Financial Services                                       0.7%
Diversified Manufacturing Operations                                 2.5%
Diversified Minerals                                                 2.7%
Diversified Operations                                               0.9%
Electric Products-Miscellaneous                                      1.2%
Electric-Distribution                                                0.2%
Electric-Generation                                                    -^
Electric-Integrated                                                  4.0%
Electric-Transmission                                                0.3%
Electronic Components-Miscellaneous                                  1.0%
Engineering/R&D Services                                             0.4%
Enterprise Software/Services                                         0.2%
Fifth Third Funds                                                    1.4%
Finance-Investment Banker/Broker                                     0.9%
Finance-Leasing Company                                              1.4%
Finance-Other Services                                               0.5%
Food                                                                 0.4%
Food-Miscellaneous/Diversified                                       3.3%
Food-Retail                                                          1.0%
Gambling (Non-Hotel)                                                 0.3%
Gas-Distribution                                                     0.1%
Gas-Transportation                                                   0.1%
Hotels & Motels                                                      0.4%
Household & Personal Products                                        0.9%
Import/Export                                                        1.3%
Industrial Gases                                                     0.3%
Investment Companies                                                 8.1%
Life & Health Insurance                                              0.7%
Machinery-Electrical                                                 0.1%
Medical Products                                                     0.4%
Medical-Drugs                                                        7.8%
Medical-Wholesale Drug Distributors                                  0.3%
Metal Processors & Fabricators                                       0.2%

                                    Continued

INTERNATIONAL EQUITY
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

AT JULY 31, 2010, INTERNATIONAL EQUITY'S INDUSTRY INVESTMENT CONCENTRATIONS (UNAUDITED), AS A PERCENTAGE OF NET ASSETS, WERE AS FOLLOWS, CONTINUED:

Metal-Copper                                                         0.1%
Metal-Diversified                                                    1.9%
Multi-Line Insurance                                                 2.3%
Multimedia                                                           0.7%
Office Automation & Equipment                                        1.3%
Oil Company-Exploration & Production                                   -^
Oil Company-Integrated                                               5.0%
Oil Refining & Marketing                                             0.7%
Oil-Field Services                                                   1.0%
Paper & Related Products                                             1.4%
Photo Equipment & Supplies                                           0.3%
Printing-Commercial                                                  1.5%
Property & Casualty Insurance                                        0.3%
Real Estate Management/Services                                      0.3%
Real Estate Operations/Development                                   1.2%
Reinsurance                                                          0.9%
Retail-Apparel & Shoes                                               0.3%
Retail-Major Department Store                                        1.1%
Retail-Miscellaneous/Diversified                                     0.7%
Retail-Restaurants                                                   0.2%
Rubber-Tires                                                         0.4%
Semiconductor Equipment                                              0.1%
Steel-Producers                                                      1.3%
Telecom Services                                                     0.8%
Telephone-Integrated                                                 4.4%
Television                                                           0.7%
Textiles                                                             0.3%
Tobacco                                                              1.5%
Transportation-Rail                                                  0.4%
Transportation-Truck                                                 0.2%
Water                                                                1.1%
Wireless Equipment                                                   0.2%

--------
^ Amount is less than 0.05%.

    See notes to schedules of investments and notes to financial statements.

                                                                STRATEGIC INCOME
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                      -----------    -----------
ASSET-BACKED SECURITIES (3.8%)
AUTOMOBILES SEQUENTIAL (1.4%)
Capital Auto Receivables Asset Trust,
  Series 2008-CPA, Class A1, 1.19%,
  1/15/13 (a) (b)                                     $   939,068    $   942,971
Honda Auto Receivables Owner Trust,
  Series 2009-3, Class A3, 2.31%,
  5/15/13                                                 250,000        254,246
Hyundai Auto Receivables Trust,
  Series 2009-A, Class A3, 2.03%,
  8/15/13                                                 415,000        421,586
                                                                     -----------
                                                                       1,618,803
                                                                     -----------
MANUFACTURED HOUSING ABS OTHER (0.8%)
Mid-State Trust, Series 2005-1, Class
  M2, 7.08%, 1/15/40                                    1,017,918        925,412
                                                                     -----------
OTHER ABS (1.6%)
Aerco, Ltd., Series 2A, Class A3,
  0.80%, 7/15/25 (a) (b) (g)                              665,035        425,622
Dunkin Securitization, Series 2006-1,
  Class A2, 5.78%, 6/20/31 (b)                            850,000        830,144
Residential Asset Securities Corp.,
  Series 2006-KS3, Class AI3, 0.50%,
  4/25/36 (a)                                             599,035        570,675
                                                                     -----------
                                                                       1,826,441
                                                                     -----------
TOTAL ASSET-BACKED SECURITIES                                          4,370,656
                                                                     -----------
CORPORATE BONDS (24.4%)
AEROSPACE & DEFENSE (0.8%)
United Technologies Corp., 4.50%, 4/15/20                 850,000        929,344
                                                                     -----------
AIRLINES (1.0%)
Delta Air Lines, Inc., Series A, 7.75%, 6/17/21 (c)       983,610      1,067,216
                                                                     -----------
CABLE TV (0.9%)
COX Communications, Inc., 7.75%, 11/1/10                1,000,000      1,016,085
                                                                     -----------
CABLE/SATELLITE TV (0.9%)
DIRECTV Holdings LLC, 5.20%, 3/15/20                    1,000,000      1,061,553
                                                                     -----------
COMMERCIAL BANKS-CENTRAL U.S. (0.5%)
SunTrust Bank, 3.00%, 11/16/11                            500,000        515,689
                                                                     -----------
COMMERCIAL BANKS-EASTERN U.S. (0.3%)
Emigrant Capital Trust, 3.20%, 12/10/33,
  (Callable 8/30/10 @ 100) (a) (b)                      1,000,000        347,776
                                                                     -----------
COMMERCIAL BANKS-SOUTHERN U.S. (0.4%)
Union Planters Corp., 4.38%, 12/1/10 (c)                  500,000        503,752
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES (1.0%)
General Electric Capital Corp., 6.88%, 1/10/39          1,000,000      1,127,550
                                                                     -----------

                                    Continued

                                                                STRATEGIC INCOME
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT           VALUE
                                                      -----------     ----------
CORPORATE BONDS, CONTINUED
ELECTRIC-INTEGRATED (0.8%)
FPL Group Capital, Inc., 6.65%,
  6/15/67, (Callable
  6/15/17 @ 100) (a)                                  $ 1,000,000    $   931,250
                                                                     -----------
ENTERPRISE SOFTWARE/SERVICES (0.8%)
CA, Inc., 5.38%, 12/1/19                                  850,000        902,087
                                                                     -----------
FINANCE-INVESTMENT BANKER/BROKER (0.7%)
JPMorgan Chase & Co., Series 1,
  7.90%, 4/30/18 (a) (f)                                  800,000        835,696
                                                                     -----------
FINANCE-OTHER SERVICES (0.6%)
Cullen/Frost Capital Trust II,
  2.09%, 3/1/34, (Callable
  8/30/10 @ 100) (a)                                    1,000,000        633,966
                                                                     -----------
FINANCIAL GUARANTEE INSURANCE (1.6%)
Assured Guaranty Municipal
  Holdings, Inc., 6.25%                                    90,350      1,797,965
                                                                     -----------
FOOD-MISCELLANEOUS/DIVERSIFIED (0.9%)
Kraft Foods, Inc., 4.13%, 2/9/16                        1,000,000      1,069,536
                                                                     -----------
INSURANCE BROKERS (0.4%)
Marsh & McLennan Cos., Inc., 5.88%,
  8/1/33                                                  500,000        469,187
                                                                     -----------
MACHINERY-CONSTRUCTION & MINING (0.6%)
Joy Global, Inc., 6.00%, 11/15/16                         625,000        670,024
                                                                     -----------
MEDICAL INSTRUMENTS (0.7%)
Medtronic, Inc., 4.45%, 3/15/20                           750,000        807,082
                                                                     -----------
MONEY CENTER BANKS (0.9%)
Deutsche Bank Trust Corp., 7.25%, 10/15/11              1,000,000      1,045,841
                                                                     -----------
MULTI-LINE INSURANCE (0.4%)
American Financial Group, Inc., 9.88%, 6/15/19            375,000        458,779
                                                                     -----------
NETWORKING PRODUCTS (1.0%)
Cisco Systems, Inc., 5.90%, 2/15/39                     1,000,000      1,103,475
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS (3.3%)
HCP, Inc., 6.70%, 1/30/18                                 850,000        915,542
ProLogis, 5.63%, 11/15/15                               1,850,000      1,763,718
Realty Income Corp., 6.75%, 8/15/19                       900,000      1,019,610
                                                                     -----------
                                                                       3,698,870
                                                                     -----------
REINSURANCE (0.6%)
Berkshire Hathaway, Inc., 3.20%, 2/11/15                  690,000        721,168
                                                                     -----------
RETAIL-BUILDING PRODUCTS (0.8%)
Home Depot, Inc., 5.40%, 3/1/16                           850,000        953,560
                                                                     -----------
RETAIL-DISCOUNT (0.9%)
Wal-Mart Stores, Inc., 2.88%, 4/1/15                    1,000,000      1,044,505
                                                                     -----------
RETAIL-DRUG STORE (0.6%)
CVS Pass Through Trust, 7.77%, 1/10/12 (b)                601,752        639,362
                                                                     -----------
RETAIL-OFFICE SUPPLIES (0.9%)
Staples, Inc., 9.75%, 1/15/14                             850,000      1,047,131
                                                                     -----------
RETAIL-REGIONAL DEPARTMENT STORE (0.8%)
Macy's Retail Holdings, Inc., 5.35%, 3/15/12              850,000        877,625
                                                                     -----------
SPECIAL PURPOSE ENTITY (0.8%)
Capital One Capital V, 10.25%, 8/15/39                    400,000        433,000
Capital One Capital VI, 8.88%, 5/15/40                    400,000        423,000
                                                                     -----------
                                                                         856,000
                                                                     -----------
SUPER-REGIONAL BANKS-U.S. (0.5%)
PNC Financial Services Group, Inc.,
  8.25%, 5/21/13 (a) (c) (f)                              500,000        518,608
                                                                     -----------
WIRELESS EQUIPMENT (0.0%)
Motorola, Inc., 6.50%, 11/15/28 (c)                        47,000         47,109
                                                                     -----------
TOTAL CORPORATE BONDS                                                 27,697,791
                                                                     -----------
FOREIGN BONDS (5.6%)
BANKS (0.6%)
Royal Bank of Scotland Group PLC, 6.40%, 10/21/19         600,000        633,811
                                                                     -----------
DIVERSIFIED OPERATIONS (0.5%)
Hutchison Whampoa International
  (03/13), Ltd., 6.50%, 2/13/13 (b)                       486,000        534,860
                                                                     -----------
IMPORT/EXPORT (0.4%)
Export-Import Bank of Korea, 8.13%, 1/21/14               425,000        497,567
                                                                     -----------
MULTI-LINE INSURANCE (0.7%)
AXA SA, 6.46%, 12/14/18 (a) (b) (f)                     1,000,000        790,000
                                                                     -----------
OIL COMPANY-EXPLORATION & PRODUCTION (0.8%)
Gaz Capital SA for Gazprom, 7.51%, 7/31/13 (b)            850,000        930,674
                                                                     -----------
SOVEREIGN (1.7%)
Brazil, Federal Republic,
  Series F, 10.00%, 1/1/12                          BRL 1,660,000        924,520
Brazil, Federal Republic,
  Series F, 10.00%, 1/1/14                              1,870,000      1,002,337
                                                                     -----------
                                                                       1,926,857
                                                                     -----------
SPECIAL PURPOSE ENTITY (0.9%)
AngloGold Ashanti Holdings PLC, 5.38%, 4/15/20      $  1,000,000       1,038,039
                                                                     -----------
TOTAL FOREIGN BONDS                                                    6,351,808
                                                                     -----------

                                    Continued

STRATEGIC INCOME
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                      -----------     ----------
MORTGAGE-BACKED SECURITIES (4.5%)
CMBS OTHER (2.0%)
Greenwich Capital Commercial Funding
  Corp., Series 2004-GG1, Class A7,
  5.32%, 6/10/36 (a)                                  $   875,000    $   947,725
GS Mortgage Securities Corp. II,
  Series 2004-GG2, Class A3, 4.60%, 8/10/38               498,904        502,423
Merrill Lynch Mortgage Trust, Series
  2002-MW1, Class A4, 5.62%, 7/12/34                      750,000        792,405
                                                                     -----------
                                                                       2,242,553
                                                                     -----------
WL COLLATERAL CMO OTHER (1.4%)
Bear Stearns Asset Backed Securities
  Trust, Series 2003-AC7, Class A2,
  5.25%, 1/25/34                                          424,672        399,106
Countrywide Home Loan Mortgage Pass
  Through Trust, Series 2004-HYB5,
  Class 4A1, 3.40%, 4/20/35 (a)                           235,284        192,762
Merrill Lynch Mortgage Investors,
  Inc., Series 2003-A1, Class 2A,
  2.83%, 12/25/32 (a)                                      17,814         18,637
Wells Fargo Mortgage Backed
  Securities Trust, Series 2004-X,
  Class 1A5, 4.93%, 11/25/34 (a)                        1,000,000        993,259
                                                                     -----------
                                                                       1,603,764
                                                                     -----------
WL COLLATERAL CMO SEQUENTIAL (0.4%)
JP Morgan Mortgage Trust, Series
  2007-A2, Class 4A1M, 5.74%, 4/25/37 (a)                 406,522        385,667
                                                                     -----------
WL COLLATERAL PAC (0.7%)
Countrywide Alternative Loan Trust,
  Series 2004-30CB, Class 3A1, 5.00%, 2/25/20             834,055        828,475
                                                                     -----------
TOTAL MORTGAGE-BACKED SECURITIES                                       5,060,459
                                                                     -----------
U.S. GOVERNMENT AGENCIES (2.3%)
FANNIE MAE (0.8%)
3.15%, 7/1/18 (a)                                         170,510        176,486
5.50%, 10/1/35                                            637,280        688,544
                                                                     -----------
                                                                         865,030
                                                                     -----------
FREDDIE MAC (1.5%)
3.23%, 10/1/32 (a)                                        126,845        130,939
4.84%, 1/1/37 (a) (e)                                     533,146        559,300
6.50%, 9/1/22 (e)                                         487,705        530,578
6.50%, 8/1/37                                             480,354        528,011
                                                                     -----------
                                                                       1,748,828
                                                                     -----------

TOTAL U.S. GOVERNMENT AGENCIES                                         2,613,858
                                                                     -----------
U.S. TREASURY OBLIGATIONS (1.8%)
U.S. TREASURY NOTES (1.8%)
2.75%, 2/15/19                                          1,000,000      1,006,875
4.38%, 5/15/40                                          1,000,000      1,068,910
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS                                        2,075,785
                                                                     -----------

                                                        SHARES          VALUE
                                                      -----------    -----------
COMMON STOCKS (6.9%)
BEVERAGES (0.3%)
Diageo PLC ADR                                              4,491    $   313,831
                                                                     -----------
ELECTRIC UTILITIES (0.9%)
Duke Energy Corp.                                           7,940        135,774
Entergy Corp. (c)                                           1,470        113,940
Progress Energy, Inc. (c)                                  13,500        568,485
Southern Co.                                                4,640        163,931
                                                                     -----------
                                                                         982,130
                                                                     -----------
ELECTRIC-INTEGRATED (0.3%)
CPFL Energia SA ADR (c)                                     5,500        384,285
                                                                     -----------
GAS-DISTRIBUTION (0.4%)
Oneok, Inc.                                                10,489        488,053
                                                                     -----------
HOUSEHOLD PRODUCTS (0.2%)
Kimberly-Clark Corp. (c)                                    3,730        239,168
                                                                     -----------
INSURANCE (0.4%)
Cincinnati Financial Corp. (c)                             16,000        440,800
                                                                     -----------
MULTI-UTILITIES (0.4%)
Wisconsin Energy Corp.                                      8,355        453,509
                                                                     -----------
OIL & GAS (0.1%)
Spectra Energy Corp.                                        4,000         83,160
                                                                     -----------
PHARMACEUTICALS (1.0%)
Novartis AG ADR (c)                                         9,919        483,452
Pfizer, Inc.                                               45,000        675,000
                                                                     -----------
                                                                       1,158,452
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS (1.0%)
Annaly Capital Management, Inc. (c)                        68,601      1,193,657
                                                                     -----------
TELECOM SERVICES (0.7%)
BCE, Inc.                                                  24,542        751,231
                                                                     -----------
TEXTILES APPAREL & LUXURY GOODS (0.2%)
VF Corp.                                                    2,853        226,328
                                                                     -----------
TOBACCO (1.0%)
Altria Group, Inc.                                          6,850        151,796
Philip Morris International, Inc. (c)                      18,415        939,902
                                                                     -----------
                                                                       1,091,698
                                                                     -----------
TOTAL COMMON STOCKS                                                    7,806,302
                                                                     -----------
INVESTMENT COMPANIES (15.3%)
American Income Fund, Inc.                                135,400      1,138,714
Eaton Vance Tax-Advantaged
  Dividend Income Fund                                     23,600        354,000
ING Prime Rate Trust (c)                                   80,000        455,200
Invesco Van Kampen Senior Income Trust                    152,000        706,800
State Street Navigator Securities
  Lending Portfolio (h)                                14,046,322     14,046,322
Templeton Global Income Fund (c)                           61,374        628,470
                                                                     -----------

TOTAL INVESTMENT COMPANIES                                            17,329,506
                                                                     -----------

                                    Continued

                                                                STRATEGIC INCOME
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                         SHARES         VALUE
                                                       ----------    -----------
CONVERTIBLE PREFERRED STOCK (1.0%)
AGRICULTURAL OPERATIONS (1.0%)
Archer-Daniels-Midland Co., 6.25% (c)                      30,000    $ 1,152,300
                                                                     -----------
TOTAL CONVERTIBLE PREFERRED STOCK                                      1,152,300
                                                                     -----------
PREFERRED STOCKS (39.7%)
CABLE TV (1.6%)
Comcast Corp., 7.00% (c)                                   20,000        516,400
Comcast Corp., Series B, 7.00% (c)                         50,000      1,288,500
                                                                     -----------
                                                                       1,804,900
                                                                     -----------
CLOSED-END FUNDS (1.1%)
Source Capital, Inc., 2.40%                                35,600      1,206,840
                                                                     -----------
COMMERCIAL BANKS-EASTERN U.S. (0.5%)
HSBC USA, Inc., Series G, 4.00% (a)                        26,500        580,615
                                                                     -----------
COMMERCIAL BANKS NON-U.S. (2.3%)
Barclays Bank PLC, Series 2, 6.63% (c)                     36,650        834,887
Barclays Bank PLC, Series 5, 8.13%                         36,000        933,480
Lloyds Banking Group PLC, 7.75% (c)                        32,000        815,680
                                                                     -----------
                                                                       2,584,047
                                                                     -----------
COMMERCIAL BANKS-SOUTHERN U.S. (1.7%)
BB&T Capital Trust VI, 9.60% (c)                            6,000        163,980
BB&T Capital Trust VII. 8.10%                              40,000      1,048,400
First Tennessee Bank NA, 3.75% (a) (b)                      1,000        701,875
                                                                     -----------
                                                                       1,914,255
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES (1.6%)
Citigroup Capital VII, 7.13%                               74,225      1,809,606
                                                                     -----------
ELECTRIC-INTEGRATED (4.2%)
American Electric Power Co., Inc., 8.75%                   16,000        460,320
Constellation Energy Group, Inc.,
  Series A, 8.63%                                          23,000        601,680
Entergy Arkansas, Inc., 6.0%                               45,600      1,170,552
SCANA Corp., 7.70% (c)                                      6,000        167,100
Southern California Edison Co., 0.50% (a)                  15,150      1,507,425
Xcel Energy, Inc., 7.60% (c)                               33,000        903,540
                                                                     -----------
                                                                       4,810,617
                                                                     -----------
FINANCE-CONSUMER LOANS (0.5%)
HSBC Finance Corp., 6.88%                                  23,650        587,702
                                                                     -----------
FINANCE-CREDIT CARD (0.8%)
MBNA Capital, Series D, 8.13%                              37,800        955,584
                                                                     -----------
FINANCE-INVESTMENT BANKER/BROKER (3.7%)
Credit Suisse, Ltd., 7.90%                                 41,000      1,069,280
Goldman Sachs Group, Inc. (The),
  Series A, 3.75% (a)                                      67,500      1,335,150
JPMorgan Chase Capital XXIX, 6.70%                         32,300        797,810
Merrill Lynch Preferred Capital
  Trust III, 7.00% (c)                                      9,800        228,536
Morgan Stanley Capital Trust VIII, 6.45%                   33,100        773,878
                                                                     -----------
                                                                       4,204,654
                                                                     -----------
FINANCE-MORTGAGE LOAN/BANKER (0.5%)
Countrywide Capital IV, 6.75%                              26,500        621,955
                                                                     -----------
INVESTMENT MANAGEMENT/ADVISOR SERVICES (1.6%)
Ameriprise Financial, Inc., 7.75% (c)                      35,000        945,000
Deutsche Bank Contingent Capital Trust III, 7.60%          36,000        900,000
                                                                     -----------
                                                                       1,845,000
                                                                     -----------
LIFE & HEALTH INSURANCE (0.3%)
AAG Holding Co., Inc., 7.25% (c)                           15,200        361,760
                                                                     -----------
MONEY CENTER BANKS (0.4%)
Santander Finance Preferred SA
  Unipersonal, Series 6, 4.00% (a) (c)                     25,400        472,440
                                                                     -----------
MULTI-LINE INSURANCE (3.4%)
Aegon NV, Series 1, 4.00% (a) (c)                          43,800        838,770
ING Groep NV, 7.20% (c)                                    20,000        486,400
ING Groep NV, 8.50%                                        41,200        882,092
MetLife, Inc., Series A, 4.00% (a) (c)                     40,000        926,800
MetLife, Inc., Series B, 6.50%                             30,000        741,300
                                                                     -----------
                                                                       3,875,362
                                                                     -----------
MULTIMEDIA (1.4%)
Viacom, Inc., 6.85% (c)                                    60,000      1,517,400
                                                                     -----------
OFFICE AUTOMATION & EQUIPMENT (0.8%)
Pitney Bowes International
  Holdings, Inc., Series F, 6.13% (a) (b)                     850        888,781
                                                                     -----------
OIL COMPANY-EXPLORATION & PRODUCTION (1.1%)
Apache Corp., 6.00% (c)                                    22,195      1,205,854
                                                                     -----------
REAL ESTATE (0.2%)
Public Storage, Series L, 6.75% (c)                        10,000        250,500
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS (5.9%)
CBL & Associates Properties, Inc.,
  Series D, 7.38%                                          20,500        458,585
CommonWealth, Series B, 8.75%                              13,358        337,290
Duke Realty Corp., Series L, 6.60% (c)                     30,000        653,700
Duke Realty Corp., Series M, 6.95% (c)                     10,000        227,600
Equity Residential, Series N, 6.48%                        50,000      1,229,500
Harris Preferred Capital Corp.,
  Series A, 7.38%                                          31,800        793,410
Public Storage, Series M, 6.63% (c)                        40,000      1,004,400
Vornado Realty L.P., 7.88% (e)                             48,775      1,271,564
Wachovia Preferred Funding Corp.,
  Series A, 7.25% (c)                                      29,400        727,944
                                                                     -----------
                                                                       6,703,993
                                                                     -----------
REINSURANCE (0.5%)
RenaissanceRe Holdings, Ltd.,
  Series D, 6.60%                                          22,861        546,378
                                                                     -----------
S&L/THRIFTS-SOUTHERN U.S. (0.3%)
BBC Capital Trust II, 8.50%                                28,000        307,160
                                                                     -----------

                                    Continued

STRATEGIC INCOME
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                       SHARES            VALUE
                                                     ----------      -------------
PREFERRED STOCKS, CONTINUED
SPECIAL PURPOSE ENTITY (1.2%)
Corporate-Backed Trust
  Certificates, Series AIG, 6.13%                        60,000      $     906,600
Corporate-Backed Trust Certificates,
  Series HSBC, 6.25% (c)                                 20,500            481,340
                                                                     -------------
                                                                         1,387,940
                                                                     -------------
SUPER-REGIONAL BANKS-U.S. (2.4%)
National City Capital Trust III, 6.63% (c)               20,000            484,400
US Bancorp, Series B, 3.50% (a) (c)                      20,000            431,800
USB Capital XII, 6.30% (c)                               40,000            996,000
Wells Fargo Capital XII, 7.88%                           30,000            789,600
                                                                     -------------
                                                                         2,701,800
                                                                     -------------
TELEPHONE-INTEGRATED (1.1%)
Telephone and Data Systems, Inc., 7.60%                  50,011          1,263,778
                                                                     -------------
TELEVISION (0.6%)
CBS Corp., 7.25%                                         26,000            649,740
                                                                     -------------
TOTAL PREFERRED STOCKS                                                  45,058,661
                                                                     -------------
INVESTMENTS IN AFFILIATES (5.0%)
Fifth Third Institutional Money
  Market Fund (d)                                     5,679,507          5,679,507
                                                                     -------------

TOTAL INVESTMENTS IN AFFILIATES                                          5,679,507
                                                                     -------------
TOTAL INVESTMENTS (COST $124,190,899) - 110.3%                         125,196,633

LIABILITIES IN EXCESS OF OTHER ASSETS - (10.3)%                        (11,696,061)
                                                                     -------------

NET ASSETS - 100.0%                                                  $ 113,500,572
                                                                     =============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2010.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c) All or part of this security was on loan.

(d) Investment is in Institutional Shares of underlying fund.

(e) All or part of this security has been designated as collateral for swap contracts and forward currency contracts.

(f) Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

(g) Illiquid Securities.

(h) Represents investments of cash collateral received in connection with securities lending.

The following abbreviations are used in the Schedule of Investments:
ABS - Asset-Backed Security
ADR - American Depositary Receipt
BRL - Brazilian Real
CMBS - Commercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
PAC - Planned Amortization Class
WL - Whole Loan

At July 31, 2010, Strategic Income's investments were in the following countries:

COUNTRY
-------------------------------------------
Bermuda                                0.4%
Brazil                                 1.9%
Canada                                 0.6%
Cayman Islands                         0.4%
Great Britain                          2.9%
Luxembourg                             0.7%
Netherlands                            1.8%
South Africa                           0.8%
South Korea                            0.4%
Spain                                  0.4%
Switzerland                            0.4%
United States                         89.3%
                                     ------
TOTAL                                100.0%
                                     ======

    See notes to schedules of investments and notes to financial statements.

                                                        LIFEMODEL AGGRESSIVE(SM)
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                       SHARES            VALUE
                                                     ----------      -------------
INVESTMENTS IN AFFILIATES (a) (100.6%)
Fifth Third All Cap Value Fund                          626,027      $   8,632,907
Fifth Third Disciplined Large Cap Value Fund          1,557,633         14,672,898
Fifth Third High Yield Bond Fund                         15,852            152,494
Fifth Third Institutional Money Market Fund           1,575,727          1,575,727
Fifth Third International Equity Fund                 3,742,862         27,510,035
Fifth Third Mid Cap Growth Fund *                     1,231,520         10,664,966
Fifth Third Quality Growth Fund                       1,306,999         17,566,072
Fifth Third Short Term Bond Fund                        106,010          1,015,572
Fifth Third Small Cap Growth Fund *                     716,148          5,041,681
Fifth Third Small Cap Value Fund                        247,680          4,047,090
Fifth Third Structured Large Cap Plus Fund            1,740,170         17,523,516
Fifth Third Total Return Bond Fund                      111,668          1,007,246
                                                                     -------------

TOTAL INVESTMENTS IN AFFILIATES                                        109,410,204
                                                                     -------------
TOTAL INVESTMENTS (COST $128,586,533) - 100.6%                         109,410,204

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%                            (661,385)
                                                                     -------------

NET ASSETS - 100.0%                                                  $ 108,748,819
                                                                     =============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) Investment is in Institutional Shares of underlying fund.

    See notes to schedules of investments and notes to financial statements.

                                             LIFEMODEL MODERATELY AGGRESSIVE(SM)
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                       SHARES            VALUE
                                                     ----------      -------------
INVESTMENTS IN AFFILIATES (a) (100.4%)
Fifth Third All Cap Value Fund                          909,491      $  12,541,886
Fifth Third Disciplined Large Cap Value Fund          2,256,180         21,253,219
Fifth Third High Yield Bond Fund                        178,211          1,714,385
Fifth Third Institutional Money Market Fund             614,943            614,943
Fifth Third International Equity Fund                 5,168,860         37,991,123
Fifth Third Mid Cap Growth Fund *                     1,637,022         14,176,609
Fifth Third Quality Growth Fund                       1,680,612         22,587,427
Fifth Third Short Term Bond Fund                      1,271,908         12,184,880
Fifth Third Small Cap Growth Fund *                     959,502          6,754,892
Fifth Third Small Cap Value Fund                        390,026          6,373,019
Fifth Third Structured Large Cap Plus Fund            2,410,287         24,271,592
Fifth Third Total Return Bond Fund                    2,863,148         25,825,597
                                                                     -------------

TOTAL INVESTMENTS IN AFFILIATES                                        186,289,572
                                                                     -------------
TOTAL INVESTMENTS (COST $206,623,185) - 100.4%                         186,289,572

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%                            (765,305)
                                                                     -------------

NET ASSETS - 100.0%                                                  $ 185,524,267
                                                                     =============

NOTES TO SCHEDULE OF INVESTMENTS

 *  Non-income producing security.

(a) Investment is in Institutional Shares of underlying fund.

    See notes to schedules of investments and notes to financial statements.

LIFEMODEL MODERATE(SM)
SCHEDULE OF INVESTMENTS
JULY 31, 2010
--------------------------------------------------------------------------------

                                                       SHARES            VALUE
                                                     ----------      -------------
INVESTMENTS IN AFFILIATES (a) (100.0%)
Fifth Third All Cap Value Fund                          840,359      $  11,588,553
Fifth Third Disciplined Large Cap Value Fund          2,132,580         20,088,906
Fifth Third High Yield Bond Fund                        395,668          3,806,324
Fifth Third Institutional Money Market Fund           1,824,783          1,824,783
Fifth Third International Equity Fund                 5,134,693         37,739,995
Fifth Third Mid Cap Growth Fund *                     1,684,581         14,588,474
Fifth Third Quality Growth Fund                       1,831,075         24,609,640
Fifth Third Short Term Bond Fund                      3,564,818         34,150,954
Fifth Third Small Cap Growth Fund *                     941,592          6,628,810
Fifth Third Small Cap Value Fund                        337,209          5,509,992
Fifth Third Structured Large Cap Plus Fund            2,169,120         21,843,035
Fifth Third Total Return Bond Fund                    8,146,171         73,478,464
                                                                     -------------

TOTAL INVESTMENTS IN AFFILIATES                                        255,857,930
                                                                     -------------
TOTAL INVESTMENTS (COST $280,439,653) - 100.0%                         255,857,930

LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%                               (42,828)
                                                                     -------------

NET ASSETS - 100.0%                                                  $ 255,815,102
                                                                     =============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) Investment is in Institutional Shares of underlying fund.

    See notes to schedules of investments and notes to financial statements.

                                           LIFEMODEL MODERATELY CONSERVATIVE(SM)
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                       SHARES            VALUE
                                                     ----------      -------------
INVESTMENTS IN AFFILIATES (a) (100.4%)
Fifth Third All Cap Value Fund                          159,738       $  2,202,790
Fifth Third Disciplined Large Cap Value Fund            415,975          3,918,486
Fifth Third High Yield Bond Fund                        110,285          1,060,940
Fifth Third Institutional Money Market Fund             290,980            290,980
Fifth Third International Equity Fund                   776,759          5,709,181
Fifth Third Mid Cap Growth Fund *                       325,605          2,819,742
Fifth Third Quality Growth Fund                         377,811          5,077,786
Fifth Third Short Term Bond Fund                      1,007,467          9,651,530
Fifth Third Small Cap Growth Fund *                     177,556          1,249,993
Fifth Third Small Cap Value Fund                         70,179          1,146,721
Fifth Third Structured Large Cap Plus Fund              463,776          4,670,221
Fifth Third Total Return Bond Fund                    2,095,659         18,902,840
                                                                     -------------

TOTAL INVESTMENTS IN AFFILIATES                                         56,701,210
                                                                     -------------
TOTAL INVESTMENTS (COST $59,939,924) - 100.4%                           56,701,210

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%                            (222,106)
                                                                     -------------

NET ASSETS - 100.0%                                                  $  56,479,104
                                                                     =============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) Investment is in Institutional Shares of underlying fund.

    See notes to schedules of investments and notes to financial statements.

                                                      LIFEMODEL CONSERVATIVE(SM)
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                       SHARES            VALUE
                                                     ----------      -------------
INVESTMENTS IN AFFILIATES (a) (100.0%)
Fifth Third All Cap Value Fund                           61,846      $     852,852
Fifth Third Disciplined Large Cap Value Fund            172,281          1,622,886
Fifth Third High Yield Bond Fund                        105,385          1,013,804
Fifth Third Institutional Money Market Fund             182,342            182,342
Fifth Third International Equity Fund                   253,780          1,865,284
Fifth Third Mid Cap Growth Fund *                       125,941          1,090,650
Fifth Third Quality Growth Fund                         151,355          2,034,208
Fifth Third Short Term Bond Fund                        926,792          8,878,665
Fifth Third Small Cap Growth Fund *                      68,111            479,503
Fifth Third Small Cap Value Fund                         29,768            486,406
Fifth Third Structured Large Cap Plus Fund              147,204          1,482,347
Fifth Third Total Return Bond Fund                    2,102,506         18,964,602
                                                                     -------------

TOTAL INVESTMENTS IN AFFILIATES                                         38,953,549
                                                                     -------------
TOTAL INVESTMENTS (COST $41,360,133) - 100.0%                           38,953,549

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%                                 8,007
                                                                     -------------

NET ASSETS - 100.0%                                                  $  38,961,556
                                                                     =============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) Investment is in Institutional Shares of underlying fund.

    See notes to schedules of investments and notes to financial statements.

                                                                 HIGH YIELD BOND
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                      ----------     -------------
CORPORATE BONDS (87.3%)
AEROSPACE (1.4%)
BE Aerospace, Inc., 8.50%, 7/1/18,
   (Callable 7/1/13 @ 104.25)                         $   446,000    $    485,025
Spirit Aerosystems, Inc.,
  7.50%, 10/1/17, (Callable
  10/1/13 @ 103.75)                                       250,000         251,875
TransDigm, Inc., 7.75%, 7/15/14,
  (Callable 8/30/10 @ 103.875) (b)                         38,000          39,140
                                                                     ------------
                                                                          776,040
                                                                     ------------
AUTOMOTIVE & AUTO PARTS (5.1%)
Accuride Corp., 9.50%, 8/1/18,
  (Callable 8/1/14 @ 104.75) (b)                          165,000         168,300
Asbury Automotive Group, Inc.,
  7.63%, 3/15/17, (Callable
  3/15/12 @ 103.813) (e)                                   18,000          17,145
Asbury Automotive Group, Inc.,
  8.00%, 3/15/14, (Callable
  8/30/10 @ 102.667) (c)                                  750,000         750,000
Cooper-Standard Automotive,
  Inc., 8.50%, 5/1/18, (Callable
  5/1/14 @ 104.25) (b) (c)                                245,000         253,575
Ford Motor Credit Co. LLC,
  8.13%, 1/15/20                                          180,000         192,529
Goodyear Tire & Rubber Co. (The),
  10.50%, 5/15/16, (Callable
  5/15/12 @ 107.875) (c)                                  544,000         609,280
Lear Corp., 7.88%, 3/15/18,
  (Callable 3/15/14 @ 103.938)                             89,000          92,560
Navistar International Corp.,
  8.25%, 11/1/21, (Callable
  11/1/14 @ 104.125) (c)                                  265,000         280,237
Penske Automotive Group, Inc.,
  7.75%, 12/15/16, (Callable
  12/15/11 @ 103.875)                                     548,000         527,450
                                                                     ------------
                                                                        2,891,076
                                                                     ------------
BROADCASTING (1.3%)
Allbritton Communications Co.,
  8.00%, 5/15/18, (Callable
  5/15/14 @ 104) (b) (c)                                  120,000         119,700
Entravision Communications Corp.,
  8.75%, 8/1/17, (Callable
  8/1/13 @ 106.563) (b)                                   120,000         121,200
Fisher Communications, Inc.,
  8.63%, 9/15/14, (Callable
  8/30/10 @ 104.3125)                                     504,000         501,480
                                                                     ------------
                                                                          742,380
                                                                     ------------
BUILDING MATERIALS (4.7%)
Gibraltar Industries, Inc., Series B,
  8.00%, 12/1/15, (Callable
  12/1/10 @ 104)                                          750,000         735,000
Texas Industries, Inc., 7.25%,
  7/15/13, (Callable
  8/30/10 @ 101.813)                                      500,000         508,750
Texas Industries, Inc., W/I, 9.25%,
  8/15/20, (Callable
  8/15/15 @ 104.625) (b)                                  862,000         866,310
US Concrete, Inc., 8.38%, 4/1/14,
  (Callable 8/30/10 @ 102.792) (c) (h)                  1,000,000         525,000
                                                                     ------------
                                                                        2,635,060
                                                                     ------------

                                    Continued

HIGH YIELD BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                      ----------     -------------
CORPORATE BONDS, CONTINUED
CABLE/SATELLITE TV (3.6%)
CCO Holdings LLC/CCO Holdings
  Capital Corp., 7.88%, 4/30/18,
  (Callable 4/30/13 @ 105.906) (b)                    $   344,000     $   360,340
CCO Holdings LLC/CCO Holdings
  Capital Corp., 8.13%, 4/30/20,
  (Callable 4/30/15 @ 104.063) (b)                        215,000         227,362
Cequel Communications
  Holdings I LLC and Cequel
  Capital Corp., 8.63%, 11/15/17,
  (Callable 11/15/12 @ 106.469) (b)                       640,000         652,800
CSC Holdings LLC, 8.63%, 2/15/19                          366,000         399,855
Insight Communications Co., Inc.,
  9.38%, 7/15/18, (Callable
  7/15/13 @ 107.031) (b)                                  352,000         372,240
                                                                     ------------
                                                                        2,012,597
                                                                     ------------
CAPITAL GOODS (3.3%)
Amsted Industries, Inc., 8.13%,
  3/15/18, (Callable
  3/15/14 @ 104.063) (b)                                  420,000         430,500
Belden, Inc., 7.00%, 3/15/17,
  (Callable 3/15/12 @ 103.5)                              210,000         210,000
Case New Holland, Inc., 7.88%,
  12/1/17 (b) (c)                                         750,000         785,625
General Cable Corp., 7.13%, 4/1/17,
  (Callable 4/1/12 @ 103.563) (c)                          18,000          18,135
Mueller Water Products, Inc.,
  7.38%, 6/1/17, (Callable
  6/1/12 @ 103.688) (c)                                   460,000         419,175
                                                                     ------------
                                                                        1,863,435
                                                                     ------------
CHEMICALS (1.0%)
Koppers, Inc., 7.88%, 12/1/19,
  (Callable 12/1/14 @ 103.938) (b)                        296,000         306,360
LBI Escrow Corp., 8.00%, 11/1/17,
  (Callable 5/1/13 @ 106) (b)                             222,000         233,378
                                                                     ------------
                                                                          539,738
                                                                     ------------
CONSUMER PRODUCTS (4.7%)
Jarden Corp., 7.50%, 5/1/17,
  (Callable 5/1/12 @ 103.75)                              598,000         614,445
Libbey Glass, Inc., 10.00%, 2/15/15,
  (Callable 2/15/12 @ 105) (b)                            715,000         761,475
Sealy Mattress Co., 8.25%, 6/15/14,
  (Callable 8/30/10 @ 102.75)                             130,000         130,975
Simmons Bedding Co., 11.25%,
  7/15/15, (Callable 1/20/12 @ 103) (b)                   520,000         560,300
Visant Holding Corp., 8.75%, 12/1/13,
  (Callable 8/30/10 @ 104.375)                            577,000         588,540
                                                                     ------------
                                                                        2,655,735
                                                                     ------------
CONTAINERS (1.3%)
Reynolds Group Issuer, Inc./Reynolds
  Group Issuer LLC, 7.75%, 10/15/16,
  (Callable 10/15/12 @ 103.875) (b)                        60,000          62,700
Solo Cup Co., 8.50%, 2/15/14,
  (Callable 8/30/10 @ 102.833)                            750,000         678,750
                                                                     ------------
                                                                          741,450
                                                                     ------------

ENERGY (9.8%)
Atlas Energy Operating Co.
  LLC/Atlas Energy Finance
  Corp., 12.13%, 8/1/17, (Callable
  8/1/13 @ 106.063)                                        98,000         113,190
Basic Energy Services, Inc., 7.13%,
  4/15/16, (Callable 4/15/11
  @ 103.563)                                              750,000         678,750
Berry Petroleum Co., 8.25%, 11/1/16,
  (Callable 11/1/11 @ 104.125)                            676,000         681,070
Chesapeake Energy Corp.,
  6.50%, 8/15/17                                          527,000         536,222
Chesapeake Energy Corp.,
  9.50%, 2/15/15                                          346,000         388,385
Coffeyville Resources LLC/Coffeyville
  Finance, Inc., 10.88%, 4/1/17,
  (Callable 4/1/13 @ 108.156) (b)                         520,000         525,200
Dresser-Rand Group, Inc., 7.38%,
  11/1/14, (Callable
  8/30/10 @ 103.688)                                      350,000         352,625
Helix Energy Solutions Group, Inc.,
  9.50%, 1/15/16, (Callable
  1/15/12 @ 104.75) (b)                                   356,000         345,320
Hilcorp Energy I L.P./Hilcorp
  Finance Co., 7.75%, 11/1/15,
  (Callable 11/1/10 @ 103.875) (b)                        506,000         516,120
Hilcorp Energy I L.P./Hilcorp
  Finance Co., 9.00%, 6/1/16,
  (Callable 6/1/11 @ 104.5) (b)                            87,000          91,785
Petrohawk Energy Corp., 7.88%,
  6/1/15, (Callable 6/1/12 @ 103.938)                     250,000         258,750
Petrohawk Energy Corp., 10.50%,
  8/1/14, (Callable 2/1/12 @ 110.5)                       292,000         325,580
United Refining Co., Series 2,
  10.50%, 8/15/12, (Callable
  8/30/10 @ 100)                                          814,000         741,758
                                                                     ------------
                                                                        5,554,755
                                                                     ------------
FINANCIAL SERVICES (3.2%)
CIT Group, Inc., 7.00%, 5/1/16,
  (Callable 9/13/10 @ 103.5) (c)                          859,000         818,198
CIT Group, Inc., 7.00%, 5/1/17,
  (Callable 9/13/10 @ 103.5) (c)                           17,000          16,022
International Lease Finance Corp.,
  8.75%, 3/15/17 (b)                                      567,000         578,340
SquareTwo Financial Corp., 11.63%,
  4/1/17, (Callable 4/1/14 @ 105.813) (b)                 403,000         375,294
                                                                     ------------
                                                                        1,787,854
                                                                     ------------
FOOD/BEVERAGE/TOBACCO (0.1%)
TreeHouse Foods, Inc., 7.75%, 3/1/18,
  (Callable 3/1/14 @ 103.875)                              24,000          25,350
                                                                     ------------
FOOD-RETAIL (0.7%)
Ingles Markets, Inc., 8.88%, 5/15/17,
  (Callable 5/15/13 @ 104.438)                            382,000         400,145
                                                                     ------------
HEALTHCARE (7.9%)
Accellent, Inc., 8.38%, 2/1/17,
  (Callable 2/1/13 @ 106.281) (b)                         244,000         247,050
Apria Healthcare Group, Inc.,
  11.25%, 11/1/14, (Callable
  11/1/11 @ 105.625) (b)                                  564,000         603,480

                                    Continued

                                                                 HIGH YIELD BOND
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                      ----------     -------------
CORPORATE BONDS, CONTINUED
HEALTHCARE, CONTINUED
Axcan Intermediate Holdings, Inc.,
  9.25%, 3/1/15, (Callable
  3/1/11 @ 106.938)                                  $    500,000    $    512,500
Capella Healthcare, Inc., 9.25%,
  7/1/17, (Callable
  7/1/13 @ 106.938) (b)                                   241,000         251,845
CHS/Community Health Systems,
  Inc., 8.88%, 7/15/15, (Callable
  7/15/11 @ 104.438)                                      258,000         270,255
DaVita, Inc., 6.63%, 3/15/13,
  (Callable 8/30/10 @ 101.656)                            162,000         164,228
DaVita, Inc., 7.25%, 3/15/15,
  (Callable 8/30/10 @ 103.625)                             73,000          74,916
HCA, Inc., 5.75%, 3/15/14                                 381,000         369,570
HCA, Inc., 9.63%, 11/15/16,
  (Callable 11/15/11 @ 104.813) (g)                       394,000         425,520
Omnicare, Inc., 7.75%, 6/1/20,
  (Callable 6/1/15 @ 103.875)                              49,000          52,185
Service Corp. International, 8.00%,
  11/15/21                                                290,000         302,325
Stewart Enterprises, Inc.,
  6.25%, 2/15/13, (Callable
  8/30/10 @ 101.563)                                      250,000         250,625
Stonemor Operating LLC/
  Cornerstone Family Services/
  Osiris Holdings, 10.25%,
  12/1/17, (Callable
  12/1/13 @ 105.125) (b)                                  469,000         497,140
Universal Hospital Services, Inc.,
  4.13%, 6/1/15, (Callable
  8/30/10 @ 101) (a)                                      525,000         448,875
                                                                     ------------
                                                                        4,470,514
                                                                     ------------
HOMEBUILDERS/REAL ESTATE (1.8%)
Beazer Homes USA, Inc., 6.88%,
  7/15/15, (Callable
  8/16/10 @ 103.438)                                      750,000         667,500
M/I Homes, Inc., 6.88%, 4/1/12 (c)                        350,000         347,375
                                                                     ------------
                                                                        1,014,875
                                                                     ------------
INSURANCE (1.6%)
MetLife, Inc., 10.75%, 8/1/69,
  (Callable 8/1/34 @ 100)                                 750,000         926,374
                                                                     ------------
MEDIA (1.8%)
Clear Channel Worldwide Holdings,
  Inc., 9.25%, 12/15/17, (Callable
  12/15/12 @ 106.9375) (b)                                306,000         321,180
Lamar Media Corp., 6.63%, 8/15/15,
  (Callable 8/30/10 @ 103.313)                             70,000          69,650
Lamar Media Corp., 9.75%, 4/1/14                           49,000          54,635
Lamar Media Corp., Series B,
  6.63%, 8/15/15, (Callable
  8/30/10 @ 103.313)                                      209,000         205,865
WMG Acquisition Corp.,
  7.38%, 4/15/14, (Callable
  8/30/10 @ 102.458)                                      362,000         356,570
                                                                     ------------
                                                                        1,007,900
                                                                     ------------
METALS & MINING (1.0%)
Cloud Peak Energy Resources LLC/
  Cloud Peak Energy Finance Corp.,
  8.50%, 12/15/19, (Callable
  12/15/14 @ 104.25) (b)                                  304,000         319,200
Consol Energy, Inc., 8.00%, 4/1/17,
  (Callable 4/1/14 @ 104) (b)                             106,000         112,625
Consol Energy, Inc., 8.25%, 4/1/20,
  (Callable 4/1/15 @ 104.125) (b)                         106,000         113,950
                                                                     ------------
                                                                          545,775
                                                                     ------------
PAPER (2.1%)
Buckeye Technologies, Inc.,
  8.50%, 10/1/13, (Callable
  8/30/10 @ 102.833)                                      175,000         177,625
Cellu Tissue Holdings, Inc., 11.50%,
  6/1/14, (Callable 6/1/11 @ 111.5)                       325,000         353,437
Cenveo Corp., 7.88%, 12/1/13,
  (Callable 8/30/10 @ 102.625) (c)                        362,000         352,950
Cenveo Corp., 8.88%, 2/1/18,
  (Callable 2/1/14 @ 104.438) (b)                         350,000         330,750
                                                                     ------------
                                                                        1,214,762
                                                                     ------------
REAL ESTATE INVESTMENT TRUSTS (1.3%)
PPF Funding, Inc., 5.63%, 1/15/17 (b)                     400,000         374,774
PPF Funding, Inc., 5.70%, 4/15/17 (b)                     409,000         383,530
                                                                     ------------
                                                                          758,304
                                                                     ------------
RETAIL (0.8%)
QVC, Inc., 7.50%, 10/1/19, (Callable
  10/1/14 @ 103.75) (b)                                   419,000         431,570
                                                                     ------------
SERVICES (2.0%)
ARAMARK Corp., 8.50%, 2/1/15,
  (Callable 2/1/11 @ 104.25) (c)                          512,000         529,280
Ashtead Capital, Inc., 9.00%, 8/15/16,
  (Callable 8/15/11 @ 104.5) (b)                          329,000         332,290
RSC Equipment Rental, Inc./RSC
  Holdings III LLC, 10.00%, 7/15/17,
  (Callable 7/15/13 @ 105) (b) (c)                        119,000         132,090
United Rentals North America, Inc.,
  10.88%, 6/15/16, (Callable
  6/15/13 @ 105.438) (b)                                  125,000         138,125
                                                                     ------------
                                                                        1,131,785
                                                                     ------------
STEEL (0.9%)
AK Steel Corp., 7.63%, 5/15/20,
  (Callable 5/15/15 @ 103.813) (c)                        243,000         243,911
Steel Dynamics, Inc., 6.75%, 4/1/15,
  (Callable 4/1/11 @ 103.375)                             250,000         253,750
                                                                     ------------
                                                                          497,661
                                                                     ------------
TECHNOLOGY (3.2%)
First Data Corp., 9.88%, 9/24/15 (b)                       87,000          69,600
First Data Corp., 9.88%, 9/24/15,
  (Callable 9/30/11 @ 104.938)                            456,000         367,080
Kemet Corp., 10.50%, 5/1/18,
  (Callable 5/1/14 @ 105.25) (b)                          597,000         608,940
SunGard Data Systems, Inc., 9.13%,
  8/15/13, (Callable 8/30/10 @ 102.281)                   750,000         766,875
                                                                     ------------
                                                                        1,812,495
                                                                     ------------

                                    Continued

HIGH YIELD BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                      ----------     -------------
CORPORATE BONDS, CONTINUED
TELECOMMUNICATIONS (10.8%)
Cricket Communications, Inc.,
  10.00%, 7/15/15, (Callable
  7/15/12 @ 105) (c)                                  $ 360,000       $   385,200
Crown Castle International Corp.,
  9.00%, 1/15/15, (Callable
  1/15/13 @ 105.625) (c)                                262,000           286,890
Equinix, Inc., 8.13%, 3/1/18,
  (Callable 3/1/14 @ 104.063)                           764,000           796,470
Frontier Communications Corp.,
  8.13%, 10/1/18 (c)                                    180,000           190,800
Frontier Communications Corp.,
  8.50%, 4/15/20 (b)                                    588,000           627,690
GCI, Inc., 7.25%, 2/15/14, (Callable
  8/30/10 @ 102.417)                                    257,000           261,498
MetroPCS Wireless, Inc., 9.25%,
  11/1/14, (Callable
  11/1/10 @ 104.625) (b)                                153,000           159,885
Nextel Communications, Inc., Series E,
  6.88%, 10/31/13, (Callable
  8/30/10 @ 101.719)                                    277,000           275,615
NII Capital Corp., 10.00%, 8/15/16,
  (Callable 8/15/13 @ 105)                              500,000           552,500
Qwest Communications International,
  Inc., 7.50%, 2/15/14, (Callable
  8/30/10 @ 102.5)                                      176,000           180,400
Sprint Capital Corp., 8.75%, 3/15/32                     27,000            27,371
Sprint Nextel Corp., 8.38%, 8/15/17 (c)                 599,000           625,955
TW Telecom Holdings, Inc., 8.00%,
  3/1/18, (Callable 3/1/14 @ 104)                        66,000            68,722
Viasat, Inc., 8.88%, 9/15/16,
  (Callable 9/15/12 @ 106.656)                          784,000           840,840
Windstream Corp., 8.13%, 8/1/13 (c)                     181,000           192,765
Windstream Corp., 8.63%, 8/1/16,
  (Callable 8/1/11 @ 104.313)                           626,000           652,605
                                                                     ------------
                                                                        6,125,206
                                                                     ------------
TRANSPORTATION EX AIR/RAIL (0.5%)
Overseas Shipholding Group, Inc.,
  8.75%, 12/1/13                                        280,000           290,500
                                                                     ------------
UTILITIES (11.4%)
Atlas Pipeline Partners L.P.,
  8.75%, 6/15/18, (Callable
  6/15/13 @ 104.375)                                    328,000           326,360
Calpine Corp., 7.88%, 7/31/20,
  (Callable 7/31/15 @ 103.937) (b)                      825,000           833,250
Copano Energy LLC/Copano
  Energy Finance Corp.,
  8.13%, 3/1/16, (Callable
  3/1/11 @ 104.0625)                                     90,000            92,250
Crosstex Energy L.P./Crosstex
  Energy Finance Corp., 8.88%,
  2/15/18, (Callable
  2/15/14 @ 104.438) (c)                                100,000           104,500
Enterprise Products Operating LLC,
  7.00%, 6/1/67, (Callable
  6/1/17 @ 100) (a)                                     550,000           495,000
Holly Energy Partners L.P./Holly
  Energy Finance Corp., 6.25%,
  3/1/15, (Callable 8/30/10 @ 103.125)                  500,000           485,000
MarkWest Energy Partners
  L.P./MarkWest Energy Finance
  Corp., Series B, 8.75%, 4/15/18,
  (Callable 4/15/13 @ 104.375)                           83,000            89,329
Martin Midstream Partners L.P./
  Martin Midstream Finance Corp.,
  8.88%, 4/1/18, (Callable
  4/1/14 @ 104.438) (b)                                 506,000           511,060
North American Energy Alliance
  LLC/North American Energy
  Alliance Finance Corp., 10.88%,
  6/1/16, (Callable
  6/1/13 @ 105.438) (b)                                 101,000           108,575
Penn Virginia Resource Partners
  L.P./Penn Virginia Resource
  Finance Corp., 8.25%, 4/15/18,
  (Callable 4/15/14 @ 104.125)                          200,000           203,000
PNM Resources, Inc., 9.25%, 5/15/15                     430,000           458,487
Puget Sound Energy, Inc., Series A,
  6.97%, 6/1/67, (Callable
  6/1/17 @ 100) (a)                                     175,000           162,978
Regency Energy Partners
  L.P./Regency Energy Finance
  Corp., 9.38%, 6/1/16, (Callable
  6/1/13 @ 104.688) (b)                                 950,000         1,035,500
RRI Energy, Inc., 7.63%, 6/15/14 (c)                     85,000            85,425
Sabine Pass Liquified Natural Gas
  L.P., 7.25%, 11/30/13                                 734,000           684,455
Targa Resources Partners L.P./Targa
  Resources Partners Finance Corp.,
  8.25%, 7/1/16, (Callable
  7/1/12 @ 104.125) (b)                                 403,000           421,135
Targa Resources Partners L.P./Targa
  Resources Partners Finance Corp.,
  11.25%, 7/15/17, (Callable
  7/15/13 @ 105.625) (b)                                300,000           343,500
                                                                     ------------
                                                                        6,439,804
                                                                     ------------
TOTAL CORPORATE BONDS                                                  49,293,140
                                                                     ------------
FOREIGN BONDS (9.3%)
ENERGY (1.6%)
Connacher Oil and Gas, Ltd.,
  10.25%, 12/15/15, (Callable
  12/15/11 @ 105.125) (b)                               615,000           622,688
Transocean, Inc., 6.00%, 3/15/18                        300,000           280,701
                                                                     ------------
                                                                          903,389
                                                                     ------------
MEDIA (1.3%)
Quebecor Media, Inc., 7.75%, 3/15/16,
  (Callable 3/15/11 @ 103.875) (c)                      209,000           212,135
Quebecor Media, Inc., 7.75%, 3/15/16,
  (Callable 3/15/11 @ 103.875) (e)                      502,000           509,530
                                                                     ------------
                                                                          721,665
                                                                     ------------
METALS & MINING (1.1%)
Novelis, Inc., 7.25%, 2/15/15,
  (Callable 8/30/10 @ 103.625)                          600,000           613,500
                                                                     ------------

                                    Continued

                                                                 HIGH YIELD BOND
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                      ----------     -------------
FOREIGN BONDS, CONTINUED
PAPER (1.1%)
Cascades, Inc., 7.75%, 12/15/17,
  (Callable 12/15/13 @ 103.875) (b)                   $ 349,000      $    362,960
Cascades, Inc., 7.88%, 1/15/20,
  (Callable 1/15/15 @ 103.938) (b)                      200,000           207,500
PE Paper Escrow GmbH, 12.00%,
  8/1/14, (Callable 8/1/12 @ 106) (b) (c)                24,000            27,000
                                                                     ------------
                                                                          597,460
                                                                     ------------
SERVICES (0.3%)
Ashtead Holdings PLC, 8.63%, 8/1/15,
  (Callable 8/31/10 @ 104.313) (b) (e)                  151,000           152,888
                                                                     ------------
TELECOMMUNICATIONS (1.2%)
Wind Acquisition Finance SA,
  11.75%, 7/15/17, (Callable
  7/15/13 @ 105.875) (b)                                650,000           690,625
                                                                     ------------
TRANSPORTATION EX AIR/RAIL (0.4%)
Stena AB, 7.00%, 12/1/16, (Callable
  8/30/10 @ 103.5) (e)                                  250,000           237,812
                                                                     ------------
UTILITIES (2.3%)
Gibson Energy ULC/GEP Midstream
  Finance Corp., 11.75%, 5/27/14,
  (Callable 6/1/12 @ 105.875)                           426,000           477,120
Intergen NV, 9.00%, 6/30/17,
  (Callable 6/30/12 @ 104.5) (b) (e)                    800,000           834,000
                                                                        1,311,120
                                                                     ------------
TOTAL FOREIGN BONDS                                                     5,228,459
                                                                     ------------

                                                       SHARES
                                                     ----------
INVESTMENT COMPANIES (12.4%)
State Street Navigator Securities
  Lending Portfolio (f)                               6,983,855         6,983,855
                                                                     ------------
TOTAL INVESTMENT COMPANIES                                              6,983,855
                                                                     ------------
PREFERRED STOCKS (0.3%)
AUTOMOTIVE & AUTO PARTS (0.3%)
Ally Financial, Inc., 7.00% (b)                             200           164,244
                                                                     ------------
TOTAL PREFERRED STOCKS                                                    164,244
                                                                     ------------
INVESTMENTS IN AFFILIATES (2.3%)
Fifth Third Institutional Money
  Market Fund (d)                                     1,321,826         1,321,826
                                                                     ------------

TOTAL INVESTMENTS IN AFFILIATES                                         1,321,826
                                                                     ------------
TOTAL INVESTMENTS (COST $61,388,827) - 111.6%                          62,991,524

LIABILITIES IN EXCESS OF OTHER ASSETS - (11.6)%                        (6,565,289)
                                                                     ------------

NET ASSETS - 100.0%                                                  $ 56,426,235
                                                                     ============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2010.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c) All or part of this security was on loan.

(d) Investment is in Institutional Shares of underlying fund.

(e) All or part of this security has been designated as collateral for when issued securities.

(f) Represents investments of cash collateral received in connection with securities lending.

(g) PIK (payment-in-kind) security. Bond that pays interest in the form of additional bonds.

(h) Defaulted security.

The following abbreviation is used in the Schedule of Investments: W/I - When Issued

At July 31, 2010, High Yield Bond's Investments were in the following countries:

COUNTRY
-----------------------------------------------------------------------------
Austria                                                                    -^
Canada                                                                   4.8%
Cayman Islands                                                           0.5%
Great Britain                                                            0.2%
Luxembourg                                                               1.1%
Netherlands                                                              1.3%
Sweden                                                                   0.4%
United States                                                           91.7%
                                                                       ------
TOTAL                                                                  100.0%
                                                                       ======

---------
^  Amount is less than 0.05%.

    See notes to schedules of investments and notes to financial statements.

TOTAL RETURN BOND
SCHEDULE OF INVESTMENTS
JULY 31, 2010
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                      ----------     -------------
ASSET-BACKED SECURITIES (6.1%)
AUTOMOBILE ABS OTHER (0.3%)
Hyundai Auto Receivables Trust,
  Series 2006-B, Class C, 5.25%,
  5/15/13 (g)                                         $   974,410    $    982,896
                                                                     ------------
AUTOMOBILES SEQUENTIAL (0.2%)
Prestige Auto Receivables Trust,
  Series 2006-1A, Class A2, 5.25%,
  6/17/13 (b)                                             443,336         444,127
                                                                     ------------
HOME EQUITY OTHER (1.5%)
Flagstar Home Equity Loan Trust,
  Series 2007-1A, Class AF2, 5.77%,
  1/25/35 (b)                                             340,136         333,848
New Century Home Equity
  Loan Trust, Series 2005-A,
  Class A5W, 5.29%, 8/25/35                              4,000,000      1,986,544
Renaissance Home Equity
  Loan Trust, Series 2005-2,
  Class AF4, 4.93%, 8/25/35                              2,620,000      2,219,402
                                                                     ------------
                                                                        4,539,794
                                                                     ------------
HOME EQUITY SEQUENTIAL (0.2%)
Residential Funding Mortgage
  Securities II, Inc., Series 2006-HI3,
  Class A4, 6.31%, 2/25/36 (i)                           1,500,000        458,649
                                                                     ------------
MANUFACTURED HOUSING ABS OTHER (0.7%)
Mid-State Trust, Series 2005-1, Class
  M2, 7.08%, 1/15/40                                    2,430,718       2,209,820
                                                                     ------------
MANUFACTURED HOUSING SEQUENTIAL (1.0%)
Vanderbilt Acquisition Loan Trust,
  Series 2002-1, Class A4, 6.57%,
  5/7/27 (a)                                            2,670,287       2,877,764
                                                                     ------------
OTHER ABS (2.2%)
Aerco, Ltd., Series 2A, Class A3,
  0.80%, 7/15/25 (a) (b) (g) (i)                        1,372,390         878,329
First Franklin Mortgage Loan Asset
  Backed Certificates, Series
  2004-FF11, Class 1A2, 0.68%,
  1/25/35 (a)                                              51,824          46,751
First Franklin Mortgage Loan Asset
  Backed Certificates, Series 2005-FFA,
  Class M3, 6.02%, 3/25/25                                600,000         409,833
Renaissance Home Equity Loan Trust,
  Series 2006-1, Class AF4, 6.01%,
  5/25/36                                               1,645,000         940,838
Residential Asset Mortgage Products,
  Inc., Series 2002-RZ3, Class M1,
  5.78%, 8/25/32 (a)                                      116,104         114,624
Residential Asset Mortgage Products,
  Inc., Series 2003-RZ5, Class A7,
  4.97%, 9/25/33                                        2,238,208       2,240,488
Small Business Administration,
  Series 2005-P10B, Class 1, 4.94%,
  8/10/15 (g)                                           1,748,056       1,868,565
                                                                     ------------
                                                                        6,499,428
                                                                     ------------
TOTAL ASSET-BACKED SECURITIES                                          18,012,478
                                                                     ------------

CORPORATE BONDS (20.6%)
AEROSPACE & DEFENSE (0.5%)
Boeing Co. (The), 3.75%, 11/20/16 (c)                   1,450,000       1,564,892
                                                                     ------------
AIRLINES (0.5%)
Delta Air Lines, Inc., Series A,
  7.75%, 6/17/21                                        1,386,890       1,504,775
                                                                     ------------
BEVERAGES-NON ALCOHOLIC (0.5%)
Coca-Cola Enterprises, Inc., 7.38%,
  3/3/14 (c)                                            1,275,000       1,531,673
                                                                     ------------
CABLE TV (0.9%)
Comcast Corp., 5.70%, 7/1/19 (c)                        1,000,000       1,117,804
Time Warner Cable, Inc.,
  5.85%, 5/1/17                                         1,250,000       1,388,735
                                                                     ------------
                                                                        2,506,539
                                                                     ------------
COMMERCIAL BANKS-CENTRAL U.S. (0.3%)
SunTrust Bank, 3.00%, 11/16/11                          1,000,000       1,031,378
                                                                     ------------
COMMERCIAL BANKS-EASTERN U.S. (0.4%)
Manufacturers & Traders Trust Co.,
  2.03%, 4/1/13, (Callable
  10/1/10 @ 100) (a)                                    1,075,000       1,037,512
                                                                     ------------
COMMERCIAL BANKS NON-U.S. (0.5%)
Westpac Capital Trust IV, 5.26%,
  3/31/16 (a) (b) (h) (i)                               1,445,000       1,338,345
                                                                     ------------
COMMERCIAL BANKS-SOUTHERN U.S. (0.9%)
BB&T Corp., 5.25%, 11/1/19                              1,500,000       1,558,815
Wachovia Bank NA, 5.85%, 2/1/37 (g)                     1,000,000       1,016,218
                                                                     ------------
                                                                        2,575,033
                                                                     ------------
COMPUTERS (0.5%)
International Business Machines
  Corp., 5.88%, 11/29/32 (c)                            1,250,000       1,414,196
                                                                     ------------
CONSUMER PRODUCTS-MISCELLANEOUS (0.4%)
Clorox Co., 3.55%, 11/1/15                              1,215,000       1,288,939
                                                                     ------------
DIVERSIFIED FINANCIAL SERVICES (1.0%)
General Electric Capital Corp.,
  4.80%, 5/1/13 (c)                                     2,725,000       2,928,413
                                                                     ------------
ELECTRIC-INTEGRATED (2.7%)
Alabama Power Capital Trust V, 3.63%,
  10/1/42, (Callable 10/1/10 @ 100) (a)                   874,000         874,000
Duke Energy Indiana, Inc., 3.75%,
  7/15/20                                               1,775,000       1,804,953
Florida Power & Light Co., 5.96%,
  4/1/39 (c)                                              870,000       1,007,126
Southern Power Co., Series B, 6.25%,
  7/15/12 (c)                                           2,260,000       2,469,622
Virginia Electric and Power Co.,
  6.35%, 11/30/37                                       1,450,000       1,709,008
                                                                     ------------
                                                                        7,864,709
                                                                     ------------
ENTERPRISE SOFTWARE/SERVICES (0.4%)
CA, Inc., 5.38%, 12/1/19                                1,000,000       1,061,279
                                                                     ------------

                                    Continued

                                                               TOTAL RETURN BOND
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                      ----------     -------------
CORPORATE BONDS, CONTINUED
FINANCE-INVESTMENT BANKER/BROKER (2.1%)
Citigroup, Inc., 6.13%, 11/21/17 (c)                  $ 2,000,000    $  2,141,164
Goldman Sachs Group, Inc.
  (The), 6.13%, 2/15/33 (c)                             1,100,000       1,112,757
JPMorgan Chase & Co., 6.00%,
  1/15/18                                               1,265,000       1,427,775
JPMorgan Chase Capital XXI,
  Series U, 1.29%, 1/15/87,
  (Callable 2/2/12 @ 100) (a)                           1,000,000         738,058
Morgan Stanley, 5.75%, 10/18/16                           780,000         833,378
                                                                     ------------
                                                                        6,253,132
                                                                     ------------
FOOD-MISCELLANEOUS/DIVERSIFIED (0.5%)
General Mills, Inc., 5.65%, 2/15/19 (c)                 1,250,000       1,430,841
                                                                     ------------
FOOD-RETAIL (0.4%)
Kroger Co. (The), 7.50%, 1/15/14 (c)                    1,000,000       1,176,710
                                                                     ------------
LIFE & HEALTH INSURANCE (0.4%)
Prudential Financial, Inc., 3.88%,
  1/14/15                                               1,250,000       1,286,896
                                                                     ------------
MULTI-LINE INSURANCE (0.4%)
MetLife, Inc., 6.75%, 6/1/16 (c)                        1,000,000       1,149,725
                                                                     ------------
MULTIMEDIA (0.7%)
Walt Disney Co. (The), 4.70%,
  12/1/12 (c)                                           1,800,000       1,955,365
                                                                     ------------
NETWORKING PRODUCTS (0.4%)
Cisco Systems, Inc., 4.95%, 2/15/19 (c)                 1,000,000       1,111,583
                                                                     ------------
PIPELINES (0.5%)
Kinder Morgan Energy Partners L.P.,
  5.63%, 2/15/15 (c)                                    1,250,000       1,385,226
                                                                     ------------
REAL ESTATE INVESTMENT TRUSTS (0.7%)
Simon Property Group L.P., 5.63%,
  8/15/14 (c)                                           1,790,000       1,970,688
                                                                     ------------
REINSURANCE (0.9%)
Berkshire Hathaway, Inc., 3.20%,
  2/11/15                                               2,580,000       2,696,541
                                                                     ------------
RETAIL-DISCOUNT (0.4%)
Target Corp., 5.38%, 5/1/17                             1,150,000       1,318,263
                                                                     ------------
RETAIL-DRUG STORE (0.5%)
CVS Caremark Corp., 5.75%, 6/1/17                       1,275,000       1,434,564
                                                                     ------------
SUPER-REGIONAL BANKS-U.S. (1.0%)
Bank of America Corp., 5.63%,
  10/14/16                                              2,665,000       2,821,950
                                                                     ------------
TELECOM SERVICES (0.8%)
Verizon Communications, Inc.,
  4.90%, 9/15/15 (c)                                    2,175,000       2,424,403
                                                                     ------------
TELEPHONE-INTEGRATED (0.5%)
AT&T, Inc., 6.30%, 1/15/38                              1,450,000       1,613,944
                                                                     ------------
TRANSPORTATION-RAIL (0.9%)
Burlington Northern Santa Fe
  LLC, 5.65%, 5/1/17                                    1,000,000       1,125,261
Union Pacific Corp., 5.45%, 1/31/13                     1,380,000       1,513,369
                                                                     ------------
                                                                        2,638,630
                                                                     ------------
TOTAL CORPORATE BONDS                                                  60,316,144
                                                                     ------------
FOREIGN BONDS (4.5%)
COMMERCIAL BANKS-EASTERN U.S. (0.8%)
Credit Suisse, 5.30%, 8/13/19                           2,000,000       2,193,316
                                                                     ------------
OIL COMPANY-EXPLORATION & PRODUCTION (0.7%)
Gazprom International SA, 7.20%,
  2/1/20 (b)                                            1,924,833       2,043,788
                                                                     ------------
OIL COMPANY-INTEGRATED (1.5%)
Husky Energy, Inc., 5.90%, 6/15/14                      1,360,000       1,527,278
Shell International Finance BV,
  4.38%, 3/25/20                                        2,850,000       3,010,150
                                                                     ------------
                                                                        4,537,428
                                                                     ------------
SOVEREIGN (1.5%)
Brazil, Federal Republic, Series F,
  10.00%, 1/1/14                                    BRL 8,340,000       4,470,317
                                                                     ------------
TOTAL FOREIGN BONDS                                                    13,244,849
                                                                     ------------
MORTGAGE-BACKED SECURITIES (17.8%)
AGENCY COLLATERAL OTHER (1.2%)
Restructured Assets Certificates,
  Series 2006-9, Class P, 12.07%,
  12/31/49 * (b) (e) (i)                            $   5,250,000       3,445,575
                                                                     ------------
CMBS OTHER (5.4%)
Bear Stearns Commercial Mortgage
  Securities, Series 2004-T14, Class
  A4, 5.20%, 1/12/41 (a)                                2,000,000       2,156,015
Citigroup/Deutsche Bank
  Commercial Mortgage Trust,
  Series 2005-CD1, Class A4,
  5.22%, 7/15/44 (a)                                    2,960,000       3,217,859
Greenwich Capital Commercial
  Funding Corp., Series 2002-C1,
  Class A4, 4.95%, 1/11/35                              1,000,000       1,058,487
Greenwich Capital Commercial
  Funding Corp., Series 2004-GG1,
  Class A5, 4.88%, 6/10/36                              5,125,000       5,235,564
GS Mortgage Securities Corp. II,
  Series 2004-GG2, Class A3,
  4.60%, 8/10/38 (g)                                    2,444,631       2,461,874
JP Morgan Chase Commercial
  Mortgage Securities Corp.,
  Series 2005-LDP5, Class A4,
  5.20%, 12/15/44 (a)                                     500,000         542,720
LB-UBS Commercial Mortgage
  Trust, Series 2005-C3, Class A2,
  4.55%, 7/15/30                                          151,639         151,732
Nomura Asset Securities Corp.,
  Series 1998-D6, Class A2,
  7.07%, 3/15/30 (a)                                    1,000,000       1,128,305
                                                                     ------------
                                                                       15,952,556
                                                                     ------------

                                    Continued

TOTAL RETURN BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                      ----------     -------------
MORTGAGE-BACKED SECURITIES, CONTINUED
CMBS SUBORDINATED (2.8%)
GS Mortgage Securities Corp. II,
  Series 2004-C1, Class B, 4.46%,
  10/10/28 (a)                                        $ 2,740,000    $  2,756,862
                                                                     ------------
GS Mortgage Securities Corp. II,
  Series 2004-C1, Class C, 4.52%,
  10/10/28 (a)                                          4,093,000       4,123,300
                                                                     ------------
Salomon Brothers Mortgage Securities
  VII, Inc., Series 2002-KEY2, Class C,
  5.05%, 3/18/36 (a)                                    1,417,000       1,432,638
                                                                     ------------
                                                                        8,312,800
                                                                     ------------
WL COLLATERAL CMO MEZZANINE (0.0%)
Homebanc Mortgage Trust, Series
  2004-1, Class 2M2, 2.05%, 8/25/29 (a)                   312,689          83,207
                                                                     ------------
WL COLLATERAL CMO OTHER (3.7%)
Credit Suisse First Boston Mortgage
  Securities Corp., Series 2004-7,
  Class 6A1, 5.25%, 10/25/19                              938,606         959,229
Deutsche ALT-A Securities, Inc.
  Alternate Loan Trust,
  Series 2005-4, Class A2,
  5.05%, 9/25/35 (a)                                      158,661         157,016
Homebanc Mortgage Trust,
  Series 2004-2, Class A2, 0.78%,
  12/25/34 (a) (g)                                      1,048,053         671,246
Homebanc Mortgage Trust,
  Series 2006-1, Class 1A1,
  2.64%, 4/25/37 (a) (g)                                  367,922         236,195
JP Morgan Mortgage Trust,
  Series 2005-A1, Class 2A1,
  4.83%, 2/25/35 (a)                                      514,356         482,648
JP Morgan Mortgage Trust,
  Series 2005-A2, Class 3A2,
  4.84%, 4/25/35 (a)                                    2,728,492       2,593,587
JP Morgan Mortgage Trust,
  Series 2005-A2, Class 7CB1,
  4.86%, 4/25/35 (a)                                    1,779,743       1,684,803
JP Morgan Mortgage Trust,
  Series 2005-A3, Class 7CA1,
  2.92%, 6/25/35 (a)                                    1,395,531       1,200,704
Morgan Stanley Mortgage
  Loan Trust, Series 2004-4,
  Class 3A, 5.00%, 8/25/19                              1,193,340       1,213,063
Residential Accredit
  Loans, Inc., Series 2004-QA1,
  Class A1, 0.60%, 3/25/34 (a) (g)                        821,229         549,687
Structured Asset Securities Corp.,
  Series 2004-21XS, Class 2A6B,
  5.15%, 12/25/34                                         999,607         968,192
                                                                     ------------
                                                                       10,716,370
                                                                     ------------
WL COLLATERAL CMO SEQUENTIAL (2.1%)
Countrywide Alternative
  Loan Trust, Series 2005-J3,
  Class 3A1, 6.50%, 9/25/34                               253,471         243,349
JP Morgan Alternative
  Loan Trust, Series 2005-S1,
  Class 1A2, 5.50%, 12/25/35                            1,402,384       1,108,090
JP Morgan Mortgage Trust,
  Series 2006-A4, Class 2A2,
  5.77%, 6/25/36 (a)                                      379,205         332,764
JP Morgan Mortgage Trust,
   Series 2006-A7, Class 3A2,
   5.91%, 1/25/37 (a)                                   5,075,000       4,400,030
                                                                     ------------
                                                                        6,084,233
                                                                     ------------
WL COLLATERAL PAC (0.9%)
Countrywide Alternative
   Loan Trust, Series 2004-2CB,
   Class 1A1, 4.25%, 3/25/34                              601,702         603,339
Countrywide Alternative
   Loan Trust, Series 2004-30CB,
   Class 3A1, 5.00%, 2/25/20                            2,072,446       2,058,579
                                                                     ------------
                                                                        2,661,918
                                                                     ------------
WL COLLATERAL SUPPORT (1.7%)
Chaseflex Trust, Series 2006-1,
   Class A6, 6.29%, 6/25/36 (a)                         4,884,097       2,801,127
JP Morgan Alternative Loan Trust,
   Series 2006-S1, Class 1A18,
   6.00%, 3/25/36                                       2,861,142       1,371,248
Nomura Asset Acceptance Corp.,
   Series 2005-AR3, Class 3A2,
   3.09%, 7/25/35 (a)                                   1,354,553         481,959
Nomura Asset Acceptance Corp.,
   Series 2005-AR5, Class 2A2,
   4.40%, 10/25/35 (a)                                    911,384         196,880
                                                                     ------------
                                                                        4,851,214
                                                                     ------------
TOTAL MORTGAGE-BACKED SECURITIES                                       52,107,873
                                                                     ------------
U.S. GOVERNMENT AGENCIES (40.8%)
FANNIE MAE (24.7%)
0.58%, 8/25/44 (a)                                        604,686         596,236
0.63%, 4/25/36 (a) (g)                                  2,528,628       2,522,548
3.75%, 8/25/18                                          2,869,507       3,016,754
4.50%, 4/1/20                                           2,987,249       3,199,591
5.00%, 6/1/23                                           2,026,003       2,166,470
5.00%, 5/1/25                                           1,138,206       1,221,457
5.00%, 1/1/34 (g)                                       7,000,495       7,517,204
5.00%, 6/1/40                                             859,001         916,391
5.11%, 8/1/34 (a)                                          56,375          59,293
5.50%, 12/25/20                                         1,294,814       1,355,046
5.50%, 2/1/25                                             707,934         766,522
5.50%, 3/1/33 (g)                                       5,069,050       5,487,902
5.50%, 5/25/34                                          3,150,000       3,355,734
5.50%, 3/1/35                                             866,331         936,020
5.50%, 6/1/35                                             372,504         402,468
5.50%, 11/1/35                                            751,067         815,384
5.50%, 11/1/36                                          1,093,899       1,190,137
5.50%, 1/1/37                                             816,101         886,179
5.50%, 1/1/37 (g)                                       2,025,286       2,198,667
5.50%, 4/25/37                                          3,386,007       3,557,503
5.50%, 5/1/37                                           2,699,330       2,911,678
5.50%, 8/1/37                                           2,254,588       2,451,682
6.00%, 5/1/17                                              85,106          92,684
6.00%, 5/1/18                                             288,849         314,838
6.00%, 2/1/22                                           1,875,299       2,066,518
6.00%, 1/1/33                                             228,703         252,648
6.00%, 8/25/33 (a)                                      1,450,730       1,511,965
6.00%, 7/1/35                                           2,290,435       2,500,178
6.00%, 9/1/35                                           1,075,346       1,173,819

                                    Continued

                                                               TOTAL RETURN BOND
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                      ----------     -------------
U.S. GOVERNMENT AGENCIES, CONTINUED
FANNIE MAE, CONTINUED
6.00%, 1/1/36 (g)                                     $ 2,185,107    $  2,405,318
6.00%, 12/1/36                                            624,182         679,780
6.00%, 1/1/37                                           1,991,154       2,168,513
6.00%, 1/1/38                                             479,978         522,132
6.00%, 7/1/38                                           6,007,575       6,531,426
6.00%, 7/1/39                                             942,763       1,040,776
6.50%, 7/1/16                                             274,035         298,169
6.50%, 6/1/17                                              79,370          86,583
6.50%, 8/1/28                                              86,152          96,262
6.50%, 6/1/29                                              65,045          72,679
6.50%, 4/1/32                                             225,381         251,830
6.50%, 6/1/32                                             348,534         389,436
6.50%, 7/1/32                                             579,389         647,383
6.50%, 3/1/33                                             102,657         114,448
6.50%, 8/1/36                                             237,667         257,498
7.00%, 6/1/32                                             164,631         189,629
7.00%, 8/1/32                                             281,632         320,154
7.00%, 9/1/36                                             590,410         658,761
7.50%, 6/1/28                                             114,665         130,441
                                                                     ------------
                                                                       72,304,734
                                                                     ------------
FREDDIE MAC (13.8%)
0.74%, 7/15/36 (a) (g)                                    741,655         742,084
4.00%, 5/1/19                                           2,197,717       2,331,996
4.50%, 6/1/34                                             743,307         783,183
4.50%, 9/1/34                                             648,775         683,580
5.00%, 12/1/18                                            793,451         853,545
5.00%, 10/1/21                                            989,425       1,060,033
5.00%, 2/15/25                                          3,245,000       3,602,829
5.00%, 8/1/33                                             286,561         306,691
5.00%, 5/1/34                                             138,582         148,230
5.00%, 7/1/35                                             310,638         331,877
5.00%, 8/1/35                                             717,217         766,255
5.00%, 11/1/35                                          3,028,127       3,235,168
5.00%, 4/1/36                                             297,911         318,280
5.00%, 7/1/36                                           1,212,616       1,293,631
5.00%, 11/1/39                                          2,194,376       2,340,297
5.21%, 3/1/37 (a)                                         296,411         315,912
5.60%, 4/1/37 (a)                                       1,627,468       1,729,841
5.79%, 10/1/36 (a)                                      1,118,534       1,192,795
5.86%, 3/1/37 (a) (g)                                   3,302,645       3,559,269
6.00%, 12/15/21                                         1,326,659       1,372,241
6.00%, 9/1/33                                             180,502         198,583
6.00%, 2/1/38                                           3,824,161       4,159,414
6.00%, 5/1/38                                             783,767         852,477
6.03%, 1/1/37 (a)                                       3,483,952       3,762,941
6.09%, 2/1/37 (a)                                       2,707,062       2,921,139
6.50%, 1/1/29                                             786,756         875,274
6.50%, 7/1/32                                             110,129         122,520
6.50%, 9/1/32                                              48,687          54,135
6.86%, 7/15/32, IO (a) (i)                              4,534,871         204,104
7.00%, 6/1/26                                             358,766         400,934
7.00%, 1/1/32                                              62,564          71,152
                                                                     ------------
                                                                       40,590,410
                                                                     ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (2.3%)
0.42%, 3/16/46, IO (a) (i)                             12,559,392         299,594
0.47%, 4/16/46, IO (a) (i)                             57,607,672       1,462,515
0.64%, 6/16/49, IO (a) (i)                             50,703,242       2,213,480
0.82%, 2/16/48, IO (a) (i)                             49,773,974       1,769,923
0.98%, 2/16/48, IO (a) (i)                             14,471,689         638,122
1.02%, 6/17/45, IO (a) (i)                             10,494,371         320,422
                                                                     ------------
                                                                        6,704,056
                                                                     ------------
TOTAL U.S. GOVERNMENT AGENCIES                                        119,599,200
                                                                     ------------
U.S. TREASURY OBLIGATIONS (5.0%)
U.S. TREASURY NOTES (3.7%)
1.25%, 7/15/20 (c) (f)                                 10,734,507      10,852,758
                                                                     ------------
U.S. TREASURY STRIPS (1.3%)
8.21%, 11/15/27 ** (g)                                  7,400,000       3,757,069
                                                                     ------------
TOTAL U.S. TREASURY OBLIGATIONS                                        14,609,827
                                                                     ------------

                                                         SHARES
                                                      ----------
INVESTMENT COMPANIES (4.7%)
State Street Navigator Securities
   Lending Portfolio (j)                               13,892,270      13,892,270
                                                                     ------------
TOTAL INVESTMENT COMPANIES                                             13,892,270
                                                                     ------------
PREFERRED STOCKS (1.2%)
OFFICE AUTOMATION & EQUIPMENT (0.5%)
Pitney Bowes International
   Holdings, Inc., Series F, 6.13%(a) (b)                   1,250       1,307,031
                                                                     ------------
SOVEREIGN AGENCY (0.0%)
Fannie Mae, 8.25% (a)                                     160,000          54,400
Freddie Mac, 8.38% (a)                                    161,000          61,985
                                                                     ------------
                                                                          116,385
                                                                     ------------
SUPER-REGIONAL BANKS-U.S. (0.7%)
Wells Fargo Capital XII, 7.88%                             80,000       2,105,600
                                                                     ------------
TOTAL PREFERRED STOCKS                                                  3,529,016
                                                                     ------------
INVESTMENTS IN AFFILIATES (3.0%)
Fifth Third Institutional Money Market Fund (d)         8,631,926       8,631,926
                                                                     ------------

TOTAL INVESTMENTS IN AFFILIATES                                         8,631,926
                                                                     ------------
TOTAL INVESTMENTS (COST $314,143,817) - 103.7%                        303,943,583

LIABILITIES IN EXCESS OF OTHER ASSETS - (3.7)%                        (10,779,951)
                                                                     ------------

NET ASSETS - 100.0%                                                  $293,163,632
                                                                     ============

                                    Continued

TOTAL RETURN BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

**  Rate represents the effective yield at purchase.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2010.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c) All or part of this security was on loan.

(d) Investment is in Institutional Shares of underlying fund.

(e) The Fund's security was fair valued at July 31, 2010 using procedures approved by the Board of Trustees.

(f) Treasury Inflation Protected Securities. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.

(g) All or part of this security has been designated as collateral for futures and swap contracts.

(h) Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

(i) Illiquid Securities.

(j) Represents investments of cash collateral received in connection with securities lending.

The following abbreviations are used in the Schedule of
Investments:
ABS - Asset-Backed Security
BRL - Brazilian Real
CMBS - Comercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
IO - Interest Only
PAC - Planned Amortization Class
WL - Whole Loan

    See notes to schedules of investments and notes to financial statements.

                                                                 SHORT TERM BOND
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                      ----------     ------------
ASSET-BACKED SECURITIES (6.7%)
AUTOMOBILES SEQUENTIAL (3.3%)
BMW Vehicle Lease Trust,
  Series 2009-1, Class A2, 2.04%,
  4/15/11                                             $   106,783    $    106,850
Chrysler Financial Auto
  Securitization Trust, Series 2009-A,
  Class A3, 2.82%, 1/15/16                              2,500,000       2,553,072
Ford Credit Auto Owner Trust,
  Series 2009-B, Class A2, 2.10%,
  11/15/11                                                349,232         349,817
Ford Credit Auto Owner Trust,
  Series 2009-D, Class A3,
  2.17%, 10/15/13                                         800,000         812,518
Honda Auto Receivables
  Owner Trust, Series 2009-3,
  Class A3, 2.31%, 5/15/13                              1,030,000       1,047,493
Hyundai Auto Receivables Trust,
  Series 2009-A, Class A4, 3.15%,
  3/15/16                                               3,000,000       3,149,710
Nissan Auto Lease Trust, Series
  2009-B, Class A2, 1.22%, 9/15/11                        702,576         703,147
Volkswagen Auto Lease Trust, Series
  2009-A, Class A2, 2.87%, 7/15/11                        275,634         276,622
World Omni Auto Receivables Trust,
  Series 2009-A, Class A2, 2.88%,
  10/17/11                                                577,278         578,684
                                                                     ------------
                                                                        9,577,913
                                                                     ------------
CREDIT CARD BULLET (2.6%)
Chase Issuance Trust, Series
  2005-A10, Class A10, 4.65%,
  12/17/12 (e)                                          3,000,000       3,026,274
Discover Card Master Trust,
  Series 2010-A1, Class A1,
  0.99%, 9/15/15 (a)                                    2,100,000       2,116,329
GE Capital Credit Card Master
  Note Trust, Series 2009-3,
  Class A, 2.54%, 9/15/14                               2,300,000       2,339,894
                                                                     ------------
                                                                        7,482,497
                                                                     ------------
HOME EQUITY SEQUENTIAL (0.6%)
GMAC Mortgage Corp. Loan
  Trust, Series 2006-HE2, Class A2,
  6.18%, 5/25/36 (a)                                    1,731,682       1,599,906
                                                                     ------------
OTHER ABS (0.2%)
SVO VOI Mortgage Corp.,
  Series 2005-AA, Class A,
  5.25%, 2/20/21 (b) (f)                                  565,786         566,610
                                                                     ------------
TOTAL ASSET-BACKED SECURITIES                                          19,226,926
                                                                     ------------
CORPORATE BONDS (21.7%)
BREWERY (0.5%)
Anheuser-Busch InBev Worldwide,
  Inc., 2.50%, 3/26/13 (b)                              1,500,000       1,524,918
                                                                     ------------
CABLE TV (0.4%)
Comcast Cable Communications
  LLC, 6.75%, 1/30/11 (c)                               1,000,000       1,027,700
                                                                     ------------

    See notes to schedules of investments and notes to financial statements.

                                    Continued

                                                                 SHORT TERM BOND
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                      ----------     -------------
CORPORATE BONDS, CONTINUED
CELLULAR TELECOM (0.4%)
New Cingular Wireless Services,
  Inc., 7.88%, 3/1/11                                 $ 1,250,000    $  1,301,492
                                                                     ------------
COMMERCIAL BANKS (0.7%)
Ally Financial, Inc., 2.20%,
  12/19/12 (c)                                          2,000,000       2,064,584
                                                                     ------------
COMMERCIAL BANKS-CENTRAL U.S. (0.5%)
US Bank NA, 6.38%, 8/1/11                               1,275,000       1,344,490
                                                                     ------------
COMMERCIAL BANKS-SOUTHERN U.S. (0.5%)
BB&T Corp., 3.85%, 7/27/12                              1,500,000       1,571,606
                                                                     ------------
COMMERCIAL BANKS-WESTERN U.S. (0.7%)
American Express Bank FSB, Series G,
  3.15%, 12/9/11 (c)                                    2,000,000       2,070,046
                                                                     ------------
COSMETICS & TOILETRIES (1.0%)
Procter & Gamble Co. (The), 1.38%,
  8/1/12                                                2,700,000       2,730,569
                                                                     ------------
DIVERSIFIED FINANCIAL SERVICES (1.5%)
General Electric Capital Corp.,
  0.51%, 8/15/11 (a)                                    2,500,000       2,497,930
General Electric Capital Corp.,
  4.88%, 10/21/10 (c)                                     438,000         441,977
IBM International Group Capital
  LLC, 5.05%, 10/22/12                                  1,250,000       1,363,489
                                                                     ------------
                                                                        4,303,396
                                                                     ------------
ELECTRIC UTILITIES (0.6%)
FPL Group Capital, Inc., 5.35%,
  6/15/13                                               1,515,000       1,661,093
                                                                     ------------
ELECTRIC-INTEGRATED (1.1%)
Duke Energy Ohio, Inc.,
  2.10%, 6/15/13                                        2,000,000       2,040,568
PSEG Power LLC, 2.50%, 4/15/13 (b)                      1,000,000       1,021,656
                                                                     ------------
                                                                        3,062,224
                                                                     ------------
FINANCE-CREDIT CARD (0.4%)
American Express Credit Corp.,
  5.00%, 12/2/10                                        1,100,000       1,113,506
                                                                     ------------
FINANCE-INVESTMENT BANKER/BROKER (4.2%)
Bear Stearns Cos. LLC (The),
  5.35%, 2/1/12 (c)                                     2,000,000       2,121,960
Citigroup Funding, Inc., 1.88%,
  10/22/12                                              2,350,000       2,404,699
Citigroup, Inc., 6.00%, 2/21/12                         1,000,000       1,057,357
Credit Suisse USA, Inc., 6.13%,
  11/15/11                                              1,500,000       1,591,069
Goldman Sachs Group, Inc. (The),
  3.25%, 6/15/12 (c)                                    1,500,000       1,572,324
Goldman Sachs Group, Inc. (The),
  6.60%, 1/15/12                                        1,500,000       1,601,168
Morgan Stanley, 6.75%, 4/15/11                          1,500,000       1,559,742
                                                                     ------------
                                                                       11,908,319
                                                                     ------------
FOOD-RETAIL (0.5%)
Kroger Co. (The), 6.20%, 6/15/12                        1,250,000       1,359,176
                                                                     ------------
LIFE & HEALTH INSURANCE (0.4%)
Prudential Financial, Inc., 2.75%,
  1/14/13                                               1,100,000       1,115,586
                                                                     ------------
MEDICAL-DRUGS (1.9%)
Novartis Capital Corp., 1.90%, 4/24/13                  2,300,000       2,354,503
Pfizer, Inc., 4.45%, 3/15/12                            3,000,000       3,171,336
                                                                     ------------
                                                                        5,525,839
                                                                     ------------
NETWORKING PRODUCTS (0.9%)
Cisco Systems, Inc., 5.25%, 2/22/11                     2,500,000       2,562,490
                                                                     ------------
OIL COMPANY-INTEGRATED (0.4%)
Chevron Corp., 3.45%, 3/3/12 (c)                        1,250,000       1,301,705
                                                                     ------------
REINSURANCE (1.1%)
Berkshire Hathaway, Inc., 0.86%,
  2/11/13 (a)                                           3,000,000       3,010,347
                                                                     ------------
RETAIL-DISCOUNT (1.1%)
Wal-Mart Stores, Inc., 4.25%, 4/15/13                   3,000,000       3,246,033
                                                                     ------------
SUPER-REGIONAL BANKS-U.S. (2.5%)
Bank of America Corp., 6.25%, 4/15/12                   1,150,000       1,224,318
PNC Funding Corp., 1.88%, 6/22/11                       2,000,000       2,026,660
SunTrust Banks, Inc., 5.25%, 11/5/12                    1,250,000       1,318,766
Wells Fargo & Co., 5.25%, 10/23/12                      2,500,000       2,691,552
                                                                     ------------
                                                                        7,261,296
                                                                     ------------
TRANSPORTATION-RAIL (0.4%)
Union Pacific Corp., 5.45%, 1/31/13                     1,000,000       1,096,644
                                                                     ------------
TOTAL CORPORATE BONDS                                                  62,163,059
                                                                     ------------
FOREIGN BONDS (6.0%)
COMMERCIAL BANKS NON-U.S. (2.9%)
Bank of Montreal, 2.13%, 6/28/13                        2,775,000       2,837,141
Bank of Nova Scotia, 2.25%, 1/22/13                     3,200,000       3,288,128
Barclays Bank PLC, 5.45%, 9/12/12                       2,000,000       2,143,174
                                                                     ------------
                                                                        8,268,443
                                                                     ------------
MONEY CENTER BANKS (0.5%)
Deutsche Bank AG, 2.38%, 1/11/13                        1,500,000       1,518,015
                                                                     ------------
OIL COMPANY-INTEGRATED (1.3%)
Conoco Funding Co., 6.35%, 10/15/11                     1,000,000       1,065,309
Shell International Finance BV,
  1.30%, 9/22/11 (c)                                    2,650,000       2,670,795
                                                                     ------------
                                                                        3,736,104
                                                                     ------------
REGIONAL AUTHORITY (0.9%)
Province of Ontario Canada, Series 1,
  1.88%, 11/19/12                                       2,500,000       2,543,482
                                                                     ------------
SOVEREIGN (0.4%)
Brazil, Federal Republic, Series F,
  10.00%, 1/1/14                                    BRL 2,100,000       1,125,619
                                                                     ------------
TOTAL FOREIGN BONDS                                                    17,191,663
                                                                     ------------

                                    Continued

SHORT TERM BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                      ----------     -------------
MORTGAGE-BACKED SECURITIES (13.1%)
CMBS OTHER (5.1%)
Banc of America Commercial
  Mortgage, Inc., Series 2002-2,
  Class A3, 5.12%, 7/11/43                            $ 2,500,000    $  2,611,958
Banc of America Commercial
  Mortgage, Inc., Series 2004-4,
  Class A3, 4.13%, 7/10/42 (e)                            265,995         265,842
Credit Suisse First Boston Mortgage
  Securities Corp., Series 2003-CK2,
  Class A4, 4.80%, 3/15/36                              2,025,000       2,153,573
Credit Suisse First Boston Mortgage
  Securities Corp., Series 2004-C3,
  Class A3, 4.30%, 7/15/36 (e)                            578,781        578,300
GE Capital Commercial Mortgage
  Corp., Series 2005-C1, Class A2,
  4.35%, 6/10/48                                        1,371,425       1,387,333
Greenwich Capital Commercial
  Funding Corp., Series 2005-GG3,
  Class A2, 4.31%, 8/10/42 (e)                          1,764,391       1,793,443
GS Mortgage Securities Corp. II,
  Series 2004-GG2, Class A3, 4.60%,
  8/10/38                                               1,247,261       1,256,058
JP Morgan Chase Commercial
  Mortgage Securities Corp.,
  Series 2001-C1, Class A3,
  5.86%, 10/12/35                                       1,983,666       2,057,741
LB-UBS Commercial Mortgage
  Trust, Series 2005-C3, Class A2,
  4.55%, 7/15/30                                          808,742         809,238
Morgan Stanley Dean Witter
  Capital I, Series 2002-IQ2,
  Class A4, 5.74%, 12/15/35                             1,699,872       1,784,693
                                                                     ------------
                                                                       14,698,179
                                                                     ------------
WL COLLATERAL CMO OTHER (6.0%)
Bear Stearns Adjustable Rate
  Mortgage Trust, Series 2004-1,
  Class 13A3, 4.73%, 4/25/34 (a)                        1,486,121       1,467,424
Bear Stearns Asset Backed Securities
  Trust, Series 2003-AC7, Class A2,
  5.25%, 1/25/34                                          853,591         802,203
Countrywide Home Loan
  Mortgage Pass Through Trust,
  Series 2004-HYB5, Class 4A1,
  3.40%, 4/20/35 (a)                                    1,222,298       1,001,399
Harborview Mortgage Loan Trust,
  Series 2004-5, Class 2A6, 2.48%,
  6/19/34 (a) (e)                                       5,267,592       4,550,341
Homebanc Mortgage Trust, Series
  2004-2, Class A2, 0.78%, 12/25/34 (a)                   844,731         541,024
Homebanc Mortgage Trust, Series
  2006-1, Class 1A1, 2.64%, 4/25/37 (a)                 1,287,726         826,683
JP Morgan Alternative Loan Trust,
  Series 2006-S2, Class A2, 5.81%,
  5/25/36                                                 831,711         814,637
JP Morgan Mortgage Trust,
  Series 2005-A1, Class 3A3,
  4.90%, 2/25/35 (a)                                    1,117,521       1,132,217
JP Morgan Mortgage Trust,
  Series 2005-A2, Class 5A1,
  4.31%, 4/25/35 (a)                                    1,253,492       1,226,170
JP Morgan Mortgage Trust,
  Series 2005-A3, Class 7CA1,
  2.92%, 6/25/35 (a) (e)                                2,236,339       1,924,128
Merrill Lynch Mortgage Investors,
  Inc., Series 2003-A1, Class 2A,
  2.83%, 12/25/32 (a)                                      56,648          59,264
Provident Funding Mortgage Loan
  Trust, Series 2005-2, Class 2A1A,
  2.80%, 10/25/35 (a)                                   1,266,590       1,206,446
Residential Funding Mortgage
  Securities I, Series 2007-SA1, Class 1A1,
  3.80%, 2/25/37 (a) (e)                                2,387,625       1,453,066
                                                                     ------------
                                                                       17,005,002
                                                                     ------------
WL COLLATERAL CMO SEQUENTIAL (1.9%)
Chase Mortgage Finance Corp.,
  Series 2005-A1, Class 2A2,
  5.21%, 12/25/35 (a)                                     946,564         878,511
JP Morgan Alternative Loan Trust,
  Series 2006-S3, Class A2A, 5.87%,
  8/25/36 (e)                                           1,684,384       1,527,428
JP Morgan Mortgage Trust,
  Series 2006-A4, Class 2A2,
  5.77%, 6/25/36 (a)                                    1,194,497       1,048,207
JP Morgan Mortgage Trust,
  Series 2007-A2, Class 4A1M,
  5.74%, 4/25/37 (a)                                    1,219,566       1,157,002
RAAC Series, Series 2005-SP1,
  Class 2A2, 5.25%, 9/25/34                               889,030         913,547
                                                                     ------------
                                                                        5,524,695
                                                                     ------------
WL COLLATERAL PAC (0.1%)
Countrywide Alternative Loan Trust,
  Series 2004-2CB, Class 1A1, 4.25%,
  3/25/34                                                 342,830         343,763
                                                                     ------------
TOTAL MORTGAGE-BACKED SECURITIES                                       37,571,639
                                                                     ------------
MUNICIPAL BONDS (0.0%)
OHIO (0.0%)
State of Ohio, Economic Enterprise,
  Series 3, 4.05%, 3/1/11                                 115,000         115,796
                                                                     ------------
TOTAL MUNICIPAL BONDS                                                     115,796
                                                                     ------------
U.S. GOVERNMENT AGENCIES (44.1%)
FANNIE MAE (5.7%)
1.25%, 6/22/12 (c)                                      4,000,000       4,046,412
1.75%, 5/7/13 (c)                                       4,000,000       4,088,636
1.80%, 2/8/13                                           3,225,000       3,261,523
2.00%, 9/28/12                                          2,250,000       2,255,175
2.65%, 4/1/33 (a)                                         781,993         810,839
2.96%, 4/1/35 (a)                                         885,620         922,296
5.27%, 9/1/34 (a)                                         870,231         914,964
                                                                     ------------
                                                                       16,299,845
                                                                     ------------
FANNIE MAE PREPAYMENT LINK NOTE,
  SERIES 2005-4, CLASS 1 (0.6%)
4.65%, 12/25/12                                         1,621,871       1,695,869
                                                                     ------------

                                    Continued

                                                                 SHORT TERM BOND
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                      ----------     -------------
U.S. GOVERNMENT AGENCIES, CONTINUED
FEDERAL FARM CREDIT BANK (6.5%)
1.38%, 6/25/13 (c)                                    $ 4,000,000    $  4,054,532
1.75%, 2/21/13 (c)                                      3,000,000       3,056,895
1.88%, 12/7/12                                          6,350,000       6,504,965
2.13%, 6/18/12 (c)                                      3,000,000       3,083,193
2.25%, 4/24/12                                          2,000,000       2,056,294
                                                                     ------------
                                                                       18,755,879
                                                                     ------------
FEDERAL HOME LOAN BANK (19.0%)
1.40%, 7/12/13                                          3,000,000       3,018,651
1.63%, 7/27/11                                          4,000,000       4,050,204
1.63%, 3/20/13 (c)                                      3,000,000       3,056,196
1.63%, 6/14/13 (c)                                      5,000,000       5,093,755
1.75%, 3/8/13                                           5,000,000       5,116,030
1.88%, 11/19/12                                         3,000,000       3,012,912
1.88%, 6/21/13 (c)                                      2,700,000       2,770,573
2.05%, 8/10/12                                          2,500,000       2,535,060
3.13%, 12/13/13                                         3,750,000       3,996,956
3.63%, 7/1/11 (c)                                       7,000,000       7,216,146
3.63%, 10/18/13 (c)                                     4,000,000       4,328,428
3.75%, 9/9/11                                           5,000,000       5,185,920
4.75%, 10/25/10                                         1,710,977       1,727,830
4.88%, 11/18/11 (c)                                     3,000,000       3,170,598
                                                                     ------------
                                                                       54,279,259
                                                                     ------------
FREDDIE MAC (8.5%)
1.63%, 4/15/13 (c)                                      3,500,000       3,567,928
1.70%, 12/17/12                                         3,000,000       3,011,952
2.00%, 4/27/12                                          3,000,000       3,032,052
2.13%, 3/23/12                                          3,000,000       3,076,146
2.13%, 9/21/12 (c)                                      4,000,000       4,117,448
2.82%, 3/1/34 (a)                                         999,359       1,051,092
4.25%, 12/15/19                                         1,962,065       2,088,093
4.41%, 7/1/35 (a) (e)                                   1,524,062       1,580,809
4.50%, 7/15/28 (e)                                      1,145,817       1,156,063
5.60%, 4/1/37 (a)                                       1,460,262       1,552,117
                                                                     ------------
                                                                       24,233,700
                                                                     ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (3.8%)
2.87%, 2/16/20 (e)                                      1,590,068       1,605,042
3.72%, 12/16/26 (e)                                     2,278,115       2,312,245
3.95%, 11/16/30 (e)                                     2,908,276       3,023,891
4.00%, 5/16/27                                          1,680,348       1,751,003
4.09%, 8/16/30                                          1,988,283       2,057,137
                                                                     ------------
                                                                       10,749,318
                                                                     ------------
TOTAL U.S. GOVERNMENT AGENCIES                                        126,013,870
                                                                     ------------
U.S. TREASURY OBLIGATIONS (6.4%)
U.S. TREASURY NOTES (6.4%)
1.38%, 2/15/13                                          6,000,000       6,100,314
1.38%, 3/15/13                                          6,000,000       6,101,700
1.50%, 7/15/12 (c)                                      6,000,000       6,115,548
                                                                     ------------
                                                                       18,317,562
                                                                     ------------
TOTAL U.S. TREASURY OBLIGATIONS                                        18,317,562
                                                                     ------------

                                                        SHARES
                                                      ----------
INVESTMENT COMPANIES (16.7%)
State Street Navigator Securities
  Lending Portfolio (g)                                47,968,620      47,968,620
                                                                     ------------
TOTAL INVESTMENT COMPANIES                                             47,968,620
                                                                     ------------
INVESTMENTS IN AFFILIATES (1.4%)
Fifth Third Institutional Money
  Market Fund (d)                                       4,035,053       4,035,053
                                                                     ------------

TOTAL INVESTMENTS IN AFFILIATES                                         4,035,053
                                                                     ------------
TOTAL INVESTMENTS (COST $331,433,897) - 116.1%                        332,604,188

LIABILITIES IN EXCESS OF OTHER ASSETS - (16.1)%                       (46,098,858)
                                                                     ------------

NET ASSETS - 100.0%                                                  $286,505,330
                                                                     ============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2010.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The this security to be liquid based upon procedures approved by the Board of Trustees.

(c) All or part of this security was on loan.

(d) Investment is in Institutional Shares of underlying fund.

(e) All or part of this security has been designated as collateral for futures contracts.

(f) Illiquid Securities.

(g) Represents investments of cash collateral received in connection with securities lending.

The following abbreviations are used in the Schedule of Investments:

ABS - Asset-Backed Security
BRL - Brazilian Real
CMBS - Commercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
PAC - Planned Amortization Class
WL - Whole Loan

At July 31, 2010, Short Term Bond's investments were in the following countries:

COUNTRY
-----------------------------------------
Brazil                               0.3%
Canada                               2.9%
Germany                              0.5%
Great Britain                        0.7%
Netherlands                          0.8%
United States                       94.8%
                                   ------
TOTAL                              100.0%
                                   ======

    See notes to schedules of investments and notes to financial statements.

                                    Continued

FIFTH THIRD FUNDS
NOTES TO SCHEDULES OF INVESTMENTS
JULY 31, 2010
--------------------------------------------------------------------------------

Cost and appreciation (depreciation) of investments for federal income tax purposes at July 31, 2010 is as follows:

                                                     COST OF                                                          NET
                                                   INVESTMENTS            GROSS                GROSS              UNREALIZED
                                                   FOR FEDERAL          UNREALIZED           UNREALIZED          APPRECIATION/
                                                  TAX PURPOSES         APPRECIATION        (DEPRECIATION)       (DEPRECIATION)
                                                  ------------         ------------        --------------       --------------
Small Cap Growth                                  $ 49,137,516         $  9,058,188         $ (1,866,814)        $  7,191,374
Mid Cap Growth                                      89,087,395           10,369,486           (2,875,120)           7,494,366
Quality Growth                                     274,411,112           42,941,286           (6,876,660)          36,064,626
Dividend Growth                                      8,372,392            1,091,468             (153,426)             938,042
Micro Cap Value                                     34,640,666            4,356,849           (2,435,590)           1,921,259
Small Cap Value                                     59,535,850            7,291,819           (3,652,985)           3,638,834
All Cap Value                                      143,167,967           11,671,547          (11,279,008)             392,539
Disciplined Large Cap Value                        328,544,855           41,292,450          (13,936,745)          27,355,705
Structured Large Cap Plus                           72,155,889           14,844,199           (5,111,367)           9,732,832
Equity Index                                       159,521,858          137,921,481          (13,814,672)         124,106,809
International Equity                               239,965,694           24,936,191           (8,416,112)          16,520,079
Strategic Income                                   124,569,889            5,727,770           (5,101,026)             626,744
LifeModel Aggressive(SM)                           135,473,426            1,469,202          (27,532,424)         (26,063,222)
LifeModel Moderately Aggressive(SM)                212,586,871            3,148,526          (29,445,825)         (26,297,299)
LifeModel Moderate(SM)                             287,705,137            2,878,703          (34,725,910)         (31,847,207)
LifeModel Moderately Conservative(SM)               62,487,497              986,574           (6,772,861)          (5,786,287)
LifeModel Conservative(SM)                          42,790,914              343,265           (4,180,630)          (3,837,365)
High Yield                                          61,582,899            2,414,109           (1,005,484)           1,408,625
Total Return Bond                                  314,228,717           14,721,060          (25,006,194)         (10,285,134)
Short Term Bond                                    331,440,821            4,911,436           (3,748,069)           1,163,367

Futures contracts

                                                                                                      UNREALIZED
                            NUMBER OF                                                NOTIONAL        APPRECIATION/     MARKET
                            CONTRACTS   TYPE DESCRIPTION                              AMOUNT        (DEPRECIATION)      VALUE
                            ----------  ----------------------------------------   ------------     --------------   -----------
Structured Large Cap Plus       9       Long S+P 500 Index Futures, 9/16/10         $ 2,441,172        $ 30,003      $ 2,471,175
                              ===                                                   ===========        ========      ===========
Equity Index                   36       Long S+P 500 Index Futures, 9/16/10           9,748,139         136,561        9,884,700
                              ===                                                   ===========        ========      ===========
International Equity            3       Long ASX SPI 200 Index Futures, 9/16/10         306,840          (4,014)         302,826
                                3       Long Australian Dollar Futures, 9/13/10         251,845          17,825          269,670
                                8       Long British Pound Futures, 9/13/10             735,227          49,423          784,650
                                           DJ EURO STOXX 50 Index
                               36       Long Futures, 9/17/10                         1,246,588          41,185        1,287,773
                                7       Long Euro Currency Futures, 9/13/10           1,059,211          83,014        1,142,225
                               10       Long FTSE 100 Index Futures, 9/17/10            804,526          18,493          823,019
                                6       Long Japanese Yen Futures, 9/13/10              823,258          45,617          868,875
                                9       Long TOPIX Index Futures, 9/10/10               881,093           1,250          882,343
                              ---                                                   -----------        --------      -----------
                               82                                                     6,108,588         252,793        6,361,381
                              ===                                                   ===========        ========      ===========
Total Return Bond              35       Long U.S. Treasury 10--Year Note, 9/21/10     4,211,027         122,411        4,333,438
                               45       Long U.S. Treasury 30--Year Note, 9/21/10     5,582,224         210,120        5,792,344
                              ---                                                   -----------        --------      -----------
                               80                                                     9,793,251         332,531       10,125,782
                              ===                                                   ===========        ========      ===========
Short Term Bond                15       Long U.S. Treasury 2--Year Note, 9/30/10      3,270,038          16,837        3,286,875
                              ===                                                   ===========        ========      ===========

                  See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                    NOTES TO SCHEDULES OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

Foreign currency contracts

                                                                                                                      NET
                                                                        DELIVERY    UNREALIZED     UNREALIZED     APPRECIATION
FUND                                                    COUNTERPARTY      DATE     APPRECIATION  (DEPRECIATION)  (DEPRECIATION)
------------------------------------------------       --------------   --------   ------------  --------------  --------------
              STRATEGIC INCOME
----------------------------------------------------------------------------------
502,543 Canadian Dollar (buy) vs. 47,125,000
   Japanese Yen (sell)                                  UBS Warburg     10/7/10    $        --      $ (57,390)      $ (57,390)
3,001,726 Norwegian Krone (buy) vs. 47,125,000
   Japanese Yen (sell)                                  UBS Warburg     10/7/10             --        (53,398)        (53,398)
                                                                                   -----------      ---------       ---------
                                                                                   $        --      $(110,788)      $(110,788)
                                                                                   ===========      =========       =========

Credit default swaps on credit indices -- sell protection(1)

                                                                                                        UPFRONT
                                               (PAY)/RECEIVE   EXPIRATION    NOTIONAL     MARKET        PREMIUMS       UNREALIZED
FUND           CONTRACT TYPE    COUNTERPARTY     FIXED RATE       DATE       AMOUNT(2)   VALUE(3)    PAID/(RECEIVED) APPRECIATION
------------  ---------------  --------------  --------------  -----------  ----------  ---------  ----------------  ------------
Strategic     Markit CDX N.A.
Income Fund     IG--14 Index     UBS Warburg       0.40%         6/20/15    $2,000,000    $(4,557)      $(21,490)       $16,934
                                                                            ----------    --------      ----------      -------
Total Return  Markit CDX N.A.
Bond            IG--14 Index     UBS Warburg       0.40%         6/20/15     5,000,000    (11,393)       (40,025)        28,632
                                                                            ==========    ========      =========       =======

(1)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either
   (i)pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or(ii)payanet settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agrreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2010
--------------------------------------------------------------------------------

                                                                                       SMALL CAP        MID CAP       QUALITY
ASSETS:                                                                                 GROWTH          GROWTH        GROWTH
                                                                                     ------------   ------------   ------------
Investments, at cost                                                                 $ 47,446,031   $ 88,159,401   $269,402,445
Net unrealized appreciation                                                             7,427,688      8,422,236     36,884,102
                                                                                     ------------   ------------   ------------
Investments, at value                                                                  54,873,719     96,581,637    306,286,547
Investment in affiliates, at value (cost $1,455,171, $124, $4,189,191,
  $36,255, $3,635,520, $2,550,317, $4,657,177, $3,415,803, $2,113,332,
  and $9,597,999; respectively)                                                         1,455,171            124      4,189,191
                                                                                     ------------   ------------   ------------
  Total Investments                                                                    56,328,890     96,581,761    310,475,738
Cash                                                                                       26,838             --             --
Deposit at broker                                                                              --             --             --
Interest, dividends and other receivables                                                   5,547         17,568        188,815
Receivable for investments sold                                                                --      2,367,474      4,140,826
Receivable for Fund shares sold                                                             5,934          2,612         26,453
Receivable for variation margin on futures contracts                                           --             --             --
Receivable from Advisor and affiliates                                                         --             --             --
Prepaid expenses and other assets                                                          24,577         29,916         33,024
                                                                                     ------------   ------------   ------------
  Total Assets                                                                         56,391,786     98,999,331    314,864,856
                                                                                     ------------   ------------   ------------
LIABILITIES:
Securities sold short at value (Proceeds $--, $--, $--, $--
  $--, $--, $--, $--, $--, $25,630,295, and $--; respectively)                                 --             --             --
Cash overdraft                                                                                 --        204,752             --
Payable for investments purchased                                                         408,933      1,198,084            379
Payable upon return of securities loaned                                               12,511,020     15,393,827     20,050,161
Payable for Fund shares redeemed                                                           12,211         32,167        266,115
Accrued expenses and other payables:
  Payable to Advisor and affiliates                                                        24,681         38,480        226,216
  Distribution and administrative servicing fee                                             1,828          3,502         15,102
  Payable for dividends on securities sold short                                               --             --             --
  Other                                                                                    21,131         31,104         63,123
                                                                                     ------------   ------------   ------------
  Total Liabilities                                                                    12,979,804     16,901,916     20,621,096
                                                                                     ------------   ------------   ------------
NET ASSETS:
Paid-in Capital                                                                        50,744,700    122,603,699    302,440,604
Accumulated net investment income (loss)                                                      831             --        326,830
Accumulated net realized gain/(loss) from investment transactions and futures         (14,761,237)   (48,928,520)   (45,407,776)
Net unrealized appreciation on investments and futures                                  7,427,688      8,422,236     36,884,102
                                                                                     ------------   ------------   ------------
  Net Assets                                                                         $ 43,411,982   $ 82,097,415   $294,243,760
                                                                                     ============   ============   ============
Market value of securities loaned                                                    $ 12,190,237   $ 15,048,477   $ 19,618,545
                                                                                     ============   ============   ============
Net Assets:
  Institutional Shares                                                               $ 35,913,839   $ 68,704,755   $232,350,137
  Class A Shares                                                                        7,035,781     12,084,445     58,197,636
  Class B Shares                                                                          351,363      1,062,158      2,562,533
  Class C Shares                                                                          110,999        246,057      1,133,454
  Select Shares                                                                                NA             NA             NA
  Preferred Shares                                                                             NA             NA             NA
  Trust Shares                                                                                 NA             NA             NA
                                                                                     ------------   ------------   ------------
  Total                                                                              $ 43,411,982   $ 82,097,415   $294,243,760
                                                                                     ============   ============   ============
Shares of beneficial interest outstanding
(Unlimited number of shares authorized, no par value):
  Institutional Shares                                                                  5,098,407      7,934,225     17,293,901
  Class A Shares                                                                        1,076,080      1,474,426      4,464,421
  Class B Shares                                                                           59,481        145,831        212,049
  Class C Shares                                                                           18,825         36,174         96,912
  Select Shares                                                                                NA             NA             NA
  Preferred Shares                                                                             NA             NA             NA
  Trust Shares                                                                                 NA             NA             NA
                                                                                     ------------   ------------   ------------
  Total                                                                                 6,252,793      9,590,656     22,067,283
                                                                                     ============   ============   ============
Net Asset Value
  Institutional Shares                                                               $       7.04   $       8.66   $      13.44
                                                                                     ============   ============   ============
  Class A Shares-redemption price per share                                          $       6.54   $       8.20   $      13.04
                                                                                     ============   ============   ============
  Class B Shares-offering price per share*                                           $       5.91   $       7.28   $      12.08
                                                                                     ============   ============   ============
  Class C Shares-offering price per share*                                           $       5.90   $       6.80   $      11.70
                                                                                     ============   ============   ============
  Select Shares                                                                                NA             NA             NA
                                                                                     ============   ============   ============
  Preferred Shares                                                                             NA             NA             NA
                                                                                     ============   ============   ============
   Trust Shares                                                                                NA             NA             NA
                                                                                     ============   ============   ============
Maximum Sales Charge
  Class A Shares                                                                            5.00%          5.00%          5.00%
Maximum Offering Price (100%/(100%-Maximum sales charge)
  of net asset value adjusted to the nearest cent) per share Class A Shares          $       6.88   $       8.63   $      13.73
                                                                                     ============   ============   ============

------------------------
* Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                            STATEMENTS OF ASSETS AND LIABILITIES
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                                         DISCIPLINED       STRUCTURED
  DIVIDEND         MICRO CAP         SMALL CAP           ALL CAP          LARGE CAP        LARGE CAP          EQUITY
  GROWTH            VALUE              VALUE              VALUE             VALUE             PLUS             INDEX
------------     ------------      ------------       ------------      ------------      ------------     ------------
$ 8,294,008      $29,306,177       $ 56,119,623       $134,947,169      $316,770,330      $ 95,596,016     $145,562,199
    980,171        3,620,228          4,504,744          3,956,160        35,714,427         7,475,409      128,485,986
-----------      -----------       ------------       ------------      ------------      ------------     ------------
  9,274,179       32,926,405         60,624,367        138,903,329       352,484,757       103,071,425      274,048,185

     36,255        3,635,520          2,550,317          4,657,177         3,415,803         2,113,332        9,580,482
-----------      -----------       ------------       ------------      ------------      ------------     ------------
  9,310,434       36,561,925         63,174,684        143,560,506       355,900,560       105,184,757      283,628,667
      2,991              137                 --                 --                --            32,489               --
         --               --                 --                 --                --           202,500               --
      7,228            4,657             10,029            124,598           450,267           141,683          470,122
    225,837           66,891                 --          1,074,827                --                --               --
      2,772          170,613            118,574             62,944           654,626                --          489,992
         --               --                 --                 --                --             2,925           11,700
      6,034               --                 --                 --                --                --               --
     24,158           27,754             32,329             26,892            32,192            18,358           27,338
-----------      -----------       ------------       ------------      ------------      ------------     ------------
  9,579,454       36,831,977         63,335,616        144,849,767       357,037,645       105,582,712      284,627,819
-----------      -----------       ------------       ------------      ------------      ------------     ------------

         --               --                 --                 --                --        23,296,036               --
         --               --             26,111                 --                --                --               --
    189,283           38,623                280          1,406,726               475               217              890
  2,045,694               --                 --         12,709,262        11,535,237                --       10,846,128
      4,151           23,735             17,519             99,589         1,113,453               292          276,753

         --           18,815             49,790             87,877           232,537            36,866           15,390
        844            5,537              1,626             13,996            42,243             1,964           22,388
         --               --                 --                 --                --             7,378               --
     17,164           27,137             17,932             44,709            39,115            33,721           38,164
-----------      -----------       ------------       ------------      ------------      ------------     ------------
  2,257,136          113,847            113,258         14,362,159        12,963,060        23,376,474       11,199,713
-----------      -----------       ------------       ------------      ------------      ------------     ------------

 13,274,980       40,566,278         69,313,460        167,260,584       427,864,510       133,991,184      139,521,081
      7,144          104,349             23,535             58,666           511,351          (114,577)         515,236
 (6,939,977)      (7,572,725)       (10,619,381)       (40,787,802)     (120,015,703)      (61,508,972)       4,786,763
    980,171        3,620,228          4,504,744          3,956,160        35,714,427         9,838,603      128,605,026
-----------      -----------       ------------       ------------      ------------      ------------     ------------
$ 7,322,318      $36,718,130       $ 63,222,358       $130,487,608      $344,074,585      $ 82,206,238     $273,428,106
===========      ===========       ============       ============      ============      ============     ============
$ 2,047,894      $        --       $         --       $ 12,397,700      $ 16,448,565      $         --     $ 10,768,643
===========      ===========       ============       ============      ============      ============     ============

$ 5,126,728      $21,195,207       $ 59,572,212       $ 86,521,403      $331,331,620      $ 76,896,677     $148,671,427
  1,962,915       11,648,897          2,241,600         35,730,458        10,844,957         5,028,172       37,145,922
     70,445          998,455            580,937          4,182,173         1,314,536           233,439        1,380,516
    162,230        2,875,571            827,609          4,053,574           583,472            47,950        1,031,628
         NA               NA                 NA                 NA                NA                NA        8,841,354
         NA               NA                 NA                 NA                NA                NA       44,377,959
         NA               NA                 NA                 NA                NA                NA       31,979,300
-----------      -----------       ------------       ------------      ------------      ------------     ------------
$ 7,322,318      $36,718,130       $ 63,222,358       $130,487,608      $344,074,585      $ 82,206,238     $273,428,106
===========      ===========       ============       ============      ============      ============     ============

    256,275        5,412,026          3,646,265          6,272,614        35,179,345         7,637,262        7,088,922
     99,957        3,207,013            138,779          2,638,507         1,155,481           506,156        1,777,586
      3,714          307,559             37,665            325,943           138,485            23,621           66,456
      8,828          884,673             53,848            316,818            62,920             4,848           49,713
         NA               NA                 NA                 NA                NA                NA          421,704
         NA               NA                 NA                 NA                NA                NA        2,117,134
         NA               NA                 NA                 NA                NA                NA        1,525,116
-----------      -----------       ------------       ------------      ------------      ------------     ------------
    368,774        9,811,271          3,876,557          9,553,882        36,536,231         8,171,887       13,046,631
===========      ===========       ============       ============      ============      ============     ============

$     20.00      $      3.92       $      16.34       $      13.79      $       9.42      $      10.07     $      20.97
===========      ===========       ============       ============      ============      ============     ============
$     19.64      $      3.63       $      16.15       $      13.54      $       9.39      $       9.93     $      20.90
===========      ===========       ============       ============      ============      ============     ============
$     18.97      $      3.25       $      15.42       $      12.83      $       9.49      $       9.88     $      20.77
===========      ===========       ============       ============      ============      ============     ============
$     18.38      $      3.25       $      15.37       $      12.79      $       9.27      $       9.89     $      20.75
===========      ===========       ============       ============      ============      ============     ============
         NA               NA                 NA                 NA                NA                NA     $      20.97
===========      ===========       ============       ============      ============      ============     ============
         NA               NA                 NA                 NA                NA                NA     $      20.96
===========      ===========       ============       ============      ============      ============     ============
         NA               NA                 NA                 NA                NA                NA     $      20.97
===========      ===========       ============       ============      ============      ============     ============

      5.00%            5.00%              5.00%              5.00%             5.00%             5.00%            5.00%

$     20.67      $      3.82       $      17.00       $      14.25      $       9.88      $      10.45     $      22.00
===========      ===========       ============       ============      ============      ============     ============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2010
--------------------------------------------------------------------------------

                                                                                    INTERNATIONAL     STRATEGIC      LIFEMODEL
ASSETS:                                                                                EQUITY          INCOME      AGGRESSIVE(SM)
                                                                                    ------------     ------------  --------------
Investments, at cost                                                                $237,373,055     $118,511,392    $         --
Net unrealized appreciation/(depreciation)                                            16,875,589        1,005,734              --
                                                                                    ------------     ------------    ------------
Investments, at value                                                                254,248,644      119,517,126              --
Investment in affiliates, at value (cost $2,237,129, $5,679,507, $128,586,533,
   $206,623,185, $280,439,653, $59,939,924, $41,360,133, $1,321,826, $8,631,926,
   and $4,035,053; respectively)                                                       2,237,129        5,679,507     109,410,204
                                                                                    ------------     ------------    ------------
   Total Investments                                                                 256,485,773      125,196,633     109,410,204
Cash                                                                                          --            5,896              --
Deposit at broker                                                                        275,400               --              --
Foreign currency, at value (cost $110,862, $207, $--, $--,
   $--, $--, $--, $--, $569,540 and $488,459; respectively)                              112,718              353              --
Interest, dividends and other receivables                                                391,254          688,196              28(+)
Receivable for investments sold                                                               --        1,209,591              --
Receivable for Fund shares sold                                                           29,701        1,235,116          81,203
Receivable for variation margin on futures contracts                                          --               --              --
Reclaims receivable                                                                      328,544            2,133              --
Receivable from Advisor and affiliates                                                        --               --          10,941
Unrealized appreciation on credit default swap agreements                                     --           16,934              --
Prepaid expenses and other assets                                                         29,216           27,307          26,314
                                                                                    ------------     ------------    ------------
   Total Assets                                                                      257,652,606      128,382,159     109,528,690
                                                                                    ------------     ------------    ------------
LIABILITIES:
Cash overdraft                                                                               732               --              --
Distributions payable                                                                         --          362,081              --
Payable for investments purchased                                                            299              406              28(+)
Payable upon return of securities loaned                                              16,301,024       14,046,322              --
Payable for Fund shares redeemed                                                          78,343          242,312         737,809
Unrealized depreciation on forward foreign currency contracts                                 --          110,788              --
Payable for variation margin on futures contracts                                         16,902               --              --
Swap premium received                                                                         --           21,490              --
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                                     211,130           55,583              --
   Distribution and administrative servicing fee                                           4,514           14,864          11,742
   Other                                                                                  60,851           27,741          30,292
                                                                                    ------------     ------------    ------------
   Total Liabilities                                                                  16,673,795       14,881,587         779,871
                                                                                    ------------     ------------    ------------
NET ASSETS:
Paid-in Capital                                                                      377,665,748      133,152,822     142,175,023
Accumulated net investment income/(loss)                                               5,203,861         (405,349)             --
Accumulated net realized (loss) from investment
   transactions, futures and foreign currency                                       (159,040,819)     (20,161,205)    (14,249,875)
Net unrealized appreciation/(depreciation) on
   investments, swaps, futures and foreign currency                                   17,150,021          914,304     (19,176,329)
                                                                                    ------------     ------------    ------------
   Net Assets                                                                       $240,978,811     $113,500,572    $108,748,819
                                                                                    ============     ============    ============
Market value of securities loaned                                                   $ 15,771,172     $ 13,728,842    $         --
                                                                                    ============     ============    ============
Net Assets:
   Institutional Shares                                                             $229,887,623     $ 80,806,479    $ 75,905,718
   Class A Shares                                                                     10,215,884       19,460,919      24,981,883
   Class B Shares                                                                        565,166          729,071       6,672,112
   Class C Shares                                                                        310,138       12,504,103       1,189,106
                                                                                    ------------     ------------    ------------
   Total                                                                            $240,978,811     $113,500,572    $108,748,819
                                                                                    ============     ============    ============
Shares of beneficial interest outstanding
(Unlimited number of shares authorized, no par value):
   Institutional Shares                                                               31,285,926        8,063,199       8,103,868
   Class A Shares                                                                      1,392,809        1,946,531       2,687,478
   Class B Shares                                                                         79,074           72,950         746,010
   Class C Shares                                                                         45,352        1,262,761         133,042
                                                                                    ------------     ------------    ------------
   Total                                                                              32,803,161       11,345,441      11,670,398
                                                                                    ============     ============    ============
Net Asset Value
   Institutional Shares                                                             $       7.35     $      10.02    $       9.37
                                                                                    ============     ============    ============
   Class A Shares-redemption price per share                                        $       7.33     $      10.00    $       9.30
                                                                                    ============     ============    ============
   Class B Shares-offering price per share*                                         $       7.15     $       9.99    $       8.94
                                                                                    ============     ============    ============
   Class C Shares-offering price per share*                                         $       6.84     $       9.90    $       8.94
                                                                                    ============     ============    ============
Maximum Sales Charge
   Class A Shares                                                                          5.00%            5.00%           5.00%
   Maximum Offering Price (100%/(100%-Maximum sales charge)
   of net asset value adjusted to the nearest cent) per share Class A Shares        $       7.72     $      10.53    $       9.79
                                                                                    ============     ============    ============

----------------------
* Redemption price per share varies by length of time shares are held. + Represents receivable from or payable to affiliates.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                            STATEMENTS OF ASSETS AND LIABILITIES
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

  LIFEMODEL                         LIFEMODEL
 MODERATELY       LIFEMODEL         MODERATELY          LIFEMODEL         HIGH YIELD    TOTAL RETURN     SHORT TERM
AGGRESSIVE(SM)   MODERATE(SM)     CONSERVATIVE(SM)   CONSERVATIVE(SM)        BOND           BOND            BOND
--------------   ------------     ----------------   ----------------     -----------   ------------    ------------
$         --     $         --       $        --         $        --       $60,067,001   $305,511,891    $327,398,844
          --               --                --                  --         1,602,697    (10,200,234)      1,170,291
------------     ------------       ------------        -----------       -----------   ------------    ------------
          --               --                --                  --        61,669,698    295,311,657     328,569,135

 186,289,572      255,857,930        56,701,210          38,953,549         1,321,826      8,631,926       4,035,053
------------     ------------       ------------        -----------       -----------   ------------    ------------
 186,289,572      255,857,930        56,701,210          38,953,549        62,991,524    303,943,583     332,604,188
          --               --                --                  --                --             --              --
          --               --                --                  --                --        161,500           9,000

          --               --                --                  --                --        583,505         515,780
          15(+)            31(+)             25(+)                7(+)      1,187,425      1,937,627       1,618,724
          --               --                --                  --                --        434,163         373,040
     158,841          132,479            55,552              41,267           301,141        125,120         482,858
          --               --                --                  --                --        108,125           2,812
          --               --                --                  --                --         12,981              --
      24,381            7,340             8,469               8,264                --             --              --
          --               --                --                  --                --         28,632              --
      25,808           27,569            24,003              24,266            25,632         36,777          28,877
------------     ------------       -----------         -----------       -----------   ------------    ------------
 186,498,617      256,025,349        56,789,259          39,027,353        64,505,722    307,372,013     335,635,279
------------     ------------       -----------         -----------       -----------   ------------    ------------
          --               --                --                  --                --             --              --
          --               --                --                  --                --             --             103
          15(+)            31(+)             25(+)                7(+)      1,060,294            544             526
          --               --                --                  --         6,983,855     13,892,270      47,968,620
     887,384          147,542           281,380              43,665             2,055         99,970         999,197
          --               --                --                  --                --             --              --
          --               --                --                  --                --             --              --
          --               --                --                  --                --         40,025              --

          --               --                --                  --            13,724        137,883         115,083
      34,559           25,278            10,090               6,670             1,383          4,282          13,607
      52,392           37,396            18,660              15,455            18,176         33,407          32,813
------------     ------------       ------------        -----------       -----------   ------------    ------------
     974,350          210,247           310,155              65,797         8,079,487     14,208,381      49,129,949
------------     ------------       ------------        -----------       -----------   ------------    ------------

 226,599,385      316,367,862        65,616,880          44,730,379        58,970,888    407,265,141     304,374,437
      95,668          362,140            92,062              95,391            48,577        104,203         184,019

 (20,837,173)     (36,333,177)       (5,991,124)         (3,457,630)       (4,195,927)  (104,386,302)    (19,267,574)

 (20,333,613)     (24,581,723)       (3,238,714)         (2,406,584)        1,602,697     (9,819,410)      1,214,448
------------     ------------       -----------         -----------       -----------   ------------    ------------
$185,524,267     $255,815,102       $56,479,104         $38,961,556       $56,426,235   $293,163,632    $286,505,330
============     ============       ===========         ===========       ===========   ============    ============
$         --     $         --       $        --         $        --       $ 6,843,665   $ 13,607,089    $ 46,989,341
============     ============       ===========         ===========       ===========   ============    ============

$100,910,434     $195,479,913       $33,074,096         $23,915,759       $53,780,085   $275,473,361    $254,161,920
  57,520,480       40,212,416        15,137,598           9,629,915         1,148,886     15,010,260      22,079,362
  24,104,695       17,416,463         7,258,555           4,050,617            93,951      1,820,667              NA
   2,988,658        2,706,310         1,008,855           1,365,265         1,403,313        859,344      10,264,048
------------     ------------       -----------         -----------       -----------   ------------    ------------
$185,524,267     $255,815,102       $56,479,104         $38,961,556       $56,426,235   $293,163,632    $286,505,330
============     ============       ===========         ===========       ===========   ============    ============

  10,328,501       20,338,065         3,708,298           2,583,980         5,592,422     30,540,650      26,538,507
   5,896,143        4,189,792         1,700,163           1,042,692           119,746      1,664,995       2,306,880
   2,498,655        1,825,685           818,419             440,406             9,780        201,711              NA
     309,662          283,461           113,589             148,245           146,193         95,183       1,074,519
------------     ------------       -----------         -----------       -----------   ------------    ------------
  19,032,961       26,637,003         6,340,469           4,215,323         5,868,141     32,502,539      29,919,906
============     ============       ===========         ===========       ===========   ============    ============

$       9.77     $       9.61       $      8.92         $      9.26       $      9.62   $       9.02    $       9.58
============     ============       ===========         ===========       ===========   ============    ============
$       9.76     $       9.60       $      8.90         $      9.24       $      9.59   $       9.02    $       9.57
============     ============       ===========         ===========       ===========   ============    ============
$       9.65     $       9.54       $      8.87         $      9.20       $      9.61   $       9.03              NA
============     ============       ===========         ===========       ===========   ============    ============
$       9.65     $       9.55       $      8.88         $      9.21       $      9.60   $       9.03    $       9.55
============     ============       ===========         ===========       ===========   ============    ============

       5.00%            5.00%             5.00%               5.00%             4.75%          4.75%           3.00%

$      10.27      $     10.11       $      9.37         $      9.73       $     10.07   $       9.47    $       9.87
============     ============       ===========         ===========       ===========   ============    ============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2010
--------------------------------------------------------------------------------


                                                                                   SMALL CAP       MID CAP           QUALITY
INVESTMENT INCOME:                                                                  GROWTH         GROWTH            GROWTH
                                                                                  ----------     ------------     ------------
Interest income                                                                   $       --     $        --      $   113,587
Dividend income                                                                      197,710         561,957        3,730,595
Dividend income from affiliates                                                        1,817           2,565            9,717
Foreign tax withholding                                                               (2,114)         (2,414)              --
Income from securities lending                                                        45,029           9,418           11,052
Other income                                                                              14              14                1
                                                                                  ----------     -----------      -----------
   Total Investment Income                                                           242,456         571,540        3,864,952
                                                                                  ----------     -----------      -----------

EXPENSES:
Investment advisory fees                                                             335,323         722,831        2,549,188
Administration fees                                                                   83,350         157,211          554,427
Distribution servicing fees - Class A Shares                                          17,607          30,765          157,020
Distribution servicing fees - Class B Shares                                           5,272          15,499           46,502
Distribution servicing fees - Class C Shares                                           1,128           2,197           10,604
Administrative servicing fees - Class C Shares                                           376             732            3,535
Administrative servicing fees - Select Shares                                             NA              NA               NA
Administrative servicing fees - Preferred Shares                                          NA              NA               NA
Administrative servicing fees - Trust Shares                                              NA              NA               NA
Accounting fees                                                                       65,337          65,273           99,779
Registration and filing fees                                                          33,078          31,950           34,124
Transfer and dividend disbursing agent fees                                           44,313          91,491          280,014
Custody fees                                                                           6,562           7,032            9,196
Trustees' fees and expenses                                                            2,097           3,996           13,094
Professional fees                                                                     17,832          19,041           25,863
Printing expense                                                                       4,251           9,251           27,855
Interest expense                                                                          --              --               --
Dividends on securities sold short                                                        --              --               --
Other expenses                                                                         4,059           7,600           19,794
                                                                                  ----------     -----------      -----------
   Total expenses                                                                    620,585       1,164,869        3,830,995
                                                                                  ----------     -----------      -----------
   Less: Waiver and/or reimbursement from
      Advisor and/or affiliates                                                     (112,378)       (308,219)        (235,663)
      Fair Fund reimbursement                                                        (26,838)        (11,487)         (50,642)
                                                                                  ----------     ------------      ----------
   Net Expenses                                                                      481,369         845,163        3,544,690
                                                                                  ----------     -----------      -----------

   Net Investment Income/(Loss)                                                     (238,913)       (273,623)         320,262
                                                                                  ----------     -----------      -----------

REALIZED AND UNREALIZED GAINS/(LOSSES)
   FROM INVESTMENTS AND FUTURES:
Net realized gains/(losses) on investment transactions                             1,435,850       1,449,354       (2,576,331)
Net realized gains on futures transactions                                                --              --               --
Change in unrealized appreciation/(depreciation) on investments and futures        6,346,409      14,394,397       26,944,780
                                                                                  ----------     -----------      -----------

Net realized and unrealized gains on investments and futures                       7,782,259      15,843,751       24,368,449
                                                                                  ----------     -----------      -----------
Change in net assets resulting from operations                                    $7,543,346     $15,570,128      $24,688,711
                                                                                  ==========     ===========      ===========

------------------------
(+) Includes realized (losses) from investment transactions with affiliates.
*   Includes unrealized appreciation/(depreciation) on affiliated positions.
@   See Note 5.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                        STATEMENTS OF OPERATIONS
                                                FOR THE YEAR ENDED JULY 31, 2010
--------------------------------------------------------------------------------

                                                                       DISCIPLINED        STRUCTURED
DIVIDEND         MICRO CAP         SMALL CAP          ALL CAP           LARGE CAP         LARGE CAP          EQUITY
 GROWTH            VALUE             VALUE             VALUE             VALUE              PLUS             INDEX
--------        ----------       -----------         -----------       -----------       -----------     -----------
S>
$     --        $       --       $        --         $        --       $        --       $       --      $        --
 161,418           396,895         1,193,884           3,036,952         8,667,398        2,218,607        5,786,508
     173             3,165             4,399               4,756            10,553            4,140            8,934
    (972)               --                --                  --                --           (2,349)              --
   2,368               812            10,209              28,414             8,083               --           14,643
      41                --                --                  19                45               17              129
--------        ----------       -----------         -----------       -----------       ----------      -----------
 163,028           400,872         1,208,492           3,070,141         8,686,079        2,220,415        5,810,214
--------        ----------       -----------         -----------       -----------       ----------      -----------

  63,363           336,502           594,031           1,405,584         2,782,387          585,905          852,560
  13,755            58,475           114,842             244,562           605,146          145,635          493,562
   5,203            25,433             3,939              91,944            28,552           13,988          102,329
   1,197            16,043             6,189              73,723            17,538            3,001           18,710
   1,258            15,892             3,868              36,506             5,017              254            8,590
     419             5,297             1,289              12,169             1,672               85            2,863
      NA                NA                NA                  NA                NA               NA            7,863
      NA                NA                NA                  NA                NA               NA           70,204
      NA                NA                NA                  NA                NA               NA           80,237
  64,974            66,423            65,241              66,268           104,615           69,692          137,877
  31,838            32,992            29,614              33,304            34,995           35,461           34,101
  24,217            69,063            21,597             179,011           127,573           40,917           84,448
   2,815            16,068            12,608               8,906            15,081            9,168           24,269
     267             1,241             2,749               5,977            14,084            3,484           11,901
  16,808            17,981            18,171              20,563            26,704          298,755           26,152
   2,577            10,516             2,554              24,147            12,831           11,600           18,150
      --                --                --                  --                --          206,016               --
      --                --                --                  --                --          295,791               --
   2,310             3,038             4,903               9,794            20,550            5,429           48,014
--------        ----------       -----------         -----------       -----------       ----------      -----------
 231,001           674,964           881,595           2,212,458         3,796,745        1,725,181        2,021,830
--------        ----------       -----------         -----------       -----------       ----------      -----------

(165,105)         (158,021)          (98,291)           (499,090)         (536,043)        (298,136)      (1,191,080)
  (2,991)             (137)               --                (224)           (3,951)         (32,489)         (30,453)
--------        ----------       -----------         -----------       -----------       ----------      -----------
  62,905           516,806           783,304           1,713,144         3,256,751        1,394,556          800,297
--------        ----------       -----------         -----------       -----------       ----------      -----------

 100,123          (115,934)          425,188           1,356,997         5,429,328          825,859        5,009,917
--------        ----------       -----------         -----------       -----------       ----------      -----------

 717,816         2,149,642         6,236,559           2,528,833        (5,500,460)        (865,762)      11,320,404(+)
      --                --                --                  --                --          648,758        1,581,425
  (5,625)        3,817,425         6,772,595          11,629,827        35,907,658        8,909,224       18,119,289*
--------        ----------       -----------         -----------       -----------       ----------      -----------

 712,191         5,967,067        13,009,154          14,158,660        30,407,198        8,692,220       31,021,118
--------        ----------       -----------         -----------       -----------       ----------      -----------
$812,314        $5,851,133       $13,434,342         $15,515,657       $35,836,526       $9,518,079      $36,031,035
========        ==========       ===========         ===========       ===========       ==========      ===========

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2010
--------------------------------------------------------------------------------

                                                                                   INTERNATIONAL      STRATEGIC      LIFEMODEL
INVESTMENT INCOME:                                                                    EQUITY           INCOME      AGGRESSIVE(SM)
                                                                                   -------------     -----------   --------------
Interest income                                                                     $        --      $ 2,207,521     $        --
Dividend income                                                                       8,985,137        3,580,360              --
Dividend income from affiliates                                                           5,969            6,598       1,680,592
Foreign tax withholding                                                                (795,767)          (2,839)             --
Income from securities lending                                                          196,058           22,353              --
Other income                                                                                 27               --              --
                                                                                    -----------      -----------     -----------
   Total Investment Income                                                            8,391,424        5,813,993       1,680,592
                                                                                    -----------      -----------     -----------

EXPENSES:
Investment advisory fees                                                              2,509,959          909,694         175,518
Administration fees                                                                     436,716          158,008         203,214
Distribution servicing fees - Class A Shares                                             28,448           41,552          69,818
Distribution servicing fees - Class B Shares                                              8,347            7,756          75,987
Distribution servicing fees - Class C Shares                                              2,643           77,286           9,420
Administrative servicing fees - Class C Shares                                              881           25,762           3,140
Accounting fees                                                                         105,129           69,869          61,955
Registration and filing fees                                                             35,244           31,276          32,170
Transfer and dividend disbursing agent fees                                              71,916           54,562         114,058
Custody fees                                                                            119,213            8,715           3,412
Trustees' fees and expenses                                                              10,831            3,499           4,835
Professional fees                                                                        28,612           24,686          17,338
Printing expense                                                                          3,974            7,163          14,106
Interest expense                                                                         16,073              953              --
Other expenses                                                                           15,906            5,455           7,692
                                                                                    -----------      -----------     -----------
   Total expenses                                                                     3,393,892        1,426,236         792,663
                                                                                    -----------      -----------     -----------
   Less: Waiver and/or reimbursement from
      Advisor and/or affiliates                                                        (393,341)        (480,005)       (540,687)
      Fair Fund reimbursement                                                           (26,111)             (95)             --
                                                                                    -----------      -----------     -----------
   Net Expenses                                                                       2,974,440          946,136         251,976
                                                                                    -----------      -----------     -----------

   Net Investment Income                                                              5,416,984        4,867,857       1,428,616
                                                                                    -----------      -----------     -----------

REALIZED AND UNREALIZED GAINS/(LOSSES) FROM
   INVESTMENTS, FUTURES, SWAPS AND FOREIGN CURRENCY:
Net realized gains/(losses) on investment, swap and foreign currency transactions    (5,316,159)     (10,862,669)     (8,176,294)(+)
Net realized gains on futures transactions                                              527,091          381,659              --
Change in unrealized appreciation/(depreciation) on investments, futures,
   swaps and foreign currency translations                                           10,115,634       22,108,887      18,039,616*
                                                                                    -----------      -----------     -----------

Net realized and unrealized gains on investments, futures, swaps and
   foreign currency translations                                                      5,326,566       11,627,877       9,863,322
                                                                                    -----------      -----------     -----------
Change in net assets resulting from operations                                      $10,743,550      $16,495,734     $11,291,938
                                                                                    ===========      ===========     ===========

----------------------------
+   Represents realized (losses) from investment transactions with affiliates.
*   Represents unrealized appreciation/(depreciation) on affiliated positions.
@   See Note 5.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                        STATEMENTS OF OPERATIONS
                                                FOR THE YEAR ENDED JULY 31, 2010
--------------------------------------------------------------------------------

  LIFEMODEL                         LIFEMODEL
 MODERATELY       LIFEMODEL         MODERATELY          LIFEMODEL         HIGH YIELD    TOTAL RETURN     SHORT TERM
AGGRESSIVE(SM)   MODERATE(SM)     CONSERVATIVE(SM)   CONSERVATIVE(SM)        BOND           BOND            BOND
--------------   ------------     ----------------   ----------------    ------------   ------------   ------------
$         --     $         --       $        --          $        --      $4,443,917    $ 15,941,685    $ 7,541,862
          --               --                --                   --          14,015         360,455             --
   4,291,608        7,659,535         1,846,317            1,553,748           1,332          10,363         10,207
          --               --                --                   --              --              --             --
          --               --                --                   --           6,916          11,924         26,104
          --               --                --                   --              --         718,925          8,198
------------     ------------       -----------          -----------      ----------    ------------    -----------
   4,291,608        7,659,535         1,846,317            1,553,748       4,466,180      17,043,352      7,586,371
------------     ------------       -----------          -----------      ----------    ------------    -----------

     313,883          424,326            93,026               64,408         364,455       2,062,992      1,327,709
     363,412          491,250           107,705               74,572          90,590         597,061        461,130
     167,553          114,021            39,681               24,982          10,766          38,278         39,530
     269,328          194,554            78,757               46,329             846          25,699             NA
      24,489           20,564             8,284               10,919           6,244           5,697         39,842
       8,163            6,855             2,761                3,640           2,081           1,899         13,281
      73,903           88,679            61,958               62,014          72,839         116,082         85,089
      32,908           33,517            31,613               30,986          32,204          32,832         36,703
     243,110          142,586            42,235               23,014          12,783          67,881         82,870
      13,076           10,529             2,394                1,248          16,071          26,614         17,746
       8,762           12,728             2,594                1,769           2,108          16,531         10,424
      20,145           22,946            14,899               14,624          28,376          30,407         26,614
      29,794           16,359             5,007                2,659           1,577           3,866          9,043
          --               --                --                   --              --              --             --
      12,453           18,573             4,439                3,706           4,050          24,070         13,669
------------     ------------       -----------          -----------      ----------    ------------    -----------
   1,580,979        1,597,487           495,353              364,870         644,990       3,049,909      2,163,650
------------     ------------       -----------          -----------      ----------    ------------    -----------

    (944,041)      (1,035,186)         (316,255)            (244,650)       (239,772)       (743,434)      (555,482)
          --               --                --                   --              --         (54,436)        (6,631)
------------     ------------       -----------          -----------      ----------    ------------    -----------
     636,938          562,301           179,098              120,220         405,218       2,252,039      1,601,537
------------     ------------       -----------          -----------      ----------    ------------    -----------

   3,654,670        7,097,234         1,667,219            1,433,528       4,060,962      14,791,313      5,984,834
------------     ------------       -----------          -----------      ----------    ------------    -----------

 (15,621,783)(+)  (28,779,913)(+)    (3,442,427)(+)       (2,458,751)(+)     847,511     (23,601,658)       402,381
          --               --                --                   --              --       1,511,743        101,297

  30,860,782*      48,852,320*        7,580,436*           4,894,486*      4,408,684      46,780,186      6,548,875
------------     ------------       -----------          -----------      ----------    ------------    -----------

  15,238,999       20,072,407         4,138,009            2,435,735       5,256,195      24,690,271      7,052,553
------------     ------------       -----------          -----------      ----------    ------------    -----------
$ 18,893,669     $ 27,169,641       $ 5,805,228          $ 3,869,263      $9,317,157    $ 39,481,584    $13,037,387
============     ============       ===========          ===========      ==========    ============    ===========

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        SMALL CAP GROWTH                  MID CAP GROWTH
                                                                  ----------------------------     ------------------------------
                                                                      YEAR            YEAR             YEAR            YEAR
                                                                      ENDED           ENDED            ENDED           ENDED
                                                                     JULY 31,        JULY 31,         JULY 31,        JULY 31,
                                                                      2010             2009             2010            2009
                                                                  ------------     ------------    --------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)                                    $   (238,913)    $   (270,799)   $    (273,623)   $   (233,355)
  Net realized gains/(losses) on investment transactions             1,435,850      (15,191,493)       1,449,354     (49,912,688)
  Net change in unrealized appreciation/(depreciation) on
    investment transactions                                          6,346,409       (5,469,277)      14,394,397     (17,102,132)
                                                                  ------------     ------------    -------------    ------------
Change in net assets resulting from operations                       7,543,346      (20,931,569)      15,570,128     (67,248,175)
                                                                  ------------     ------------    -------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Institutional Shares                                                      --               --              --               --
  Class A Shares                                                            --               --              --               --
  Class B Shares                                                            --               --              --               --
  Class C Shares                                                            --               --              --               --

DISTRIBUTIONS FROM NET REALIZED GAINS:
  Institutional Shares                                                      --               --              --      (15,799,771)
  Class A Shares                                                            --               --              --       (2,230,945)
  Class B Shares                                                            --               --              --         (484,107)
  Class C Shares                                                            --               --              --          (84,681)
                                                                  ------------     ------------    -------------    ------------

Change in net assets from shareholder distributions                         --               --              --      (18,599,504)
                                                                  ------------     ------------    -------------    ------------

Change in net assets from Fund share transactions                  (14,817,804)      (7,074,949)    (29,446,176)     (52,532,002)
                                                                  ------------     ------------    -------------    ------------

Change in net assets                                                (7,274,458)     (28,006,518)    (13,876,048)    (138,379,681)

NET ASSETS:
Beginning of period                                                 50,686,440       78,692,958      95,973,463      234,353,144
                                                                  ------------     ------------    -------------    ------------

End of period                                                     $ 43,411,982     $ 50,686,440    $ 82,097,415     $ 95,973,463
                                                                  ============     ============    ============     ============

Accumulated net investment income/(loss)                          $        831     $     (4,051)   $         --     $         --
                                                                  ============     ============    ============     ============

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

       QUALITY GROWTH                  DIVIDEND GROWTH                    MICRO CAP VALUE               SMALL CAP VALUE
------------------------------     --------------------------         --------------------------    ----------------------------
    YEAR            YEAR             YEAR           YEAR                YEAR           YEAR           YEAR            YEAR
    ENDED           ENDED            ENDED          ENDED               ENDED          ENDED          ENDED           ENDED
   JULY 31,        JULY 31,         JULY 31,       JULY 31,            JULY 31,       JULY 31,       JULY 31,        JULY 31,
    2010             2009             2010           2009                2010           2009           2010            2009
------------    --------------    ------------   ------------        ------------   ------------   ------------    ------------
$    320,262    $   1,717,680     $   100,123    $    200,548        $  (115,934)   $   119,980    $    425,188    $  1,074,826
  (2,576,331)     (42,381,346)        717,816      (4,137,371)         2,149,642     (6,300,682)      6,236,559     (15,847,456)

  26,944,780      (65,154,751)         (5,625)       (278,321)         3,817,425        914,167       6,772,595      (3,419,451)
------------    -------------     -----------    ------------        -----------    -----------    ------------    ------------
  24,688,711     (105,818,417)        812,314      (4,215,144)         5,851,133     (5,266,535)     13,434,342     (18,192,081)
------------    -------------     -----------    ------------        -----------    -----------    ------------    ------------

    (670,279)        (813,653)        (72,626)       (196,329)                --        (82,291)       (437,145)     (1,120,901)
    (103,652)        (134,733)        (22,829)        (41,160)                --        (16,358)         (6,203)        (17,872)
          --           (1,975)           (528)         (1,763)                --         (1,249)            (50)         (3,667)
          --             (673)           (805)         (2,363)                --          (717)              --          (2,900)

          --      (10,275,994)             --              --                 --        (52,897)             --         (20,170)
          --       (2,566,441)             --              --                 --        (24,130)             --            (390)
          --         (411,586)             --              --                 --         (7,846)             --            (197)
          --          (84,424)             --              --                 --         (4,689)             --            (125)
------------    -------------     -----------    ------------        -----------    -----------    ------------    ------------
   (773,931)      (14,289,479)        (96,788)       (241,615)                --       (190,177)       (443,398)     (1,166,222)
------------    -------------     -----------    ------------        -----------    -----------    ------------    ------------

 (35,755,412)     (52,407,403)     (2,717,142)     (6,301,907)         2,593,370     (4,264,592)    (17,249,806)     (2,523,165)
------------    -------------     -----------    ------------        -----------    -----------    ------------    ------------

 (11,840,632)    (172,515,299)     (2,001,616)    (10,758,666)         8,444,503     (9,721,304)     (4,258,862)    (21,881,468)

 306,084,392      478,599,691       9,323,934      20,082,600         28,273,627     37,994,931      67,481,220      89,362,688
------------    -------------     -----------    ------------        -----------    -----------    ------------    ------------
$294,243,760    $ 306,084,392     $ 7,322,318    $  9,323,934        $36,718,130    $28,273,627    $ 63,222,358    $ 67,481,220
============    =============     ===========    ============        ===========    ===========    ============    ============

$    326,830    $     773,474     $     7,144    $      4,032          $ 104,349    $    51,271    $     23,535    $    297,789
============    =============     ===========    ============        ===========    ===========    ============    ============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                              DISCIPLINED
                                                                            ALL CAP VALUE                   LARGE CAP VALUE
                                                                    ------------------------------    ----------------------------
                                                                        YEAR            YEAR            YEAR             YEAR
                                                                        ENDED           ENDED           ENDED            ENDED
                                                                       JULY 31,        JULY 31,        JULY 31,         JULY 31,
                                                                        2010             2009            2010             2009
                                                                    ------------    --------------    ------------    ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income                                             $  1,356,997    $   2,801,988     $  5,429,328    $  8,585,632
  Net realized gains/(losses) on investment and
    foreign currency transactions                                      2,528,833      (40,793,430)     (5,500,460)    (111,466,740)
  Net realized gains/(losses) on futures transactions                         --               --              --               --
  Net change in unrealized appreciation/(depreciation) on
    investment, futures, swaps and foreign currency transactions      11,629,827      (19,016,994)     35,907,658       (7,681,588)
                                                                    ------------    -------------     -----------     ------------
Change in net assets resulting from operations                        15,515,657      (57,008,436)     35,836,526     (110,562,696)
                                                                    ------------    -------------     -----------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Institutional Shares                                                  (968,813)      (2,322,599)     (4,858,389)      (9,528,516)
  Class A Shares                                                        (312,275)        (662,989)       (137,632)        (318,302)
  Class B Shares                                                         (16,412)        (141,121)         (8,078)         (51,229)
  Class C Shares                                                         (10,449)         (81,413)         (3,354)         (20,375)
  Select Shares                                                               NA               NA              NA               NA
  Preferred Shares                                                            NA               NA              NA               NA
  Trust Shares                                                                NA               NA              NA               NA

DISTRIBUTIONS FROM NET REALIZED GAINS:
  Institutional Shares                                                        --       (8,541,044)             --       (6,120,694)
  Class A Shares                                                              --       (2,608,357)             --         (218,916)
  Class B Shares                                                              --         (826,472)             --          (49,340)
  Class C Shares                                                              --         (472,165)             --          (16,869)
  Select Shares                                                               NA               NA              NA               NA
  Preferred Shares                                                            NA               NA              NA               NA
  Trust Shares                                                                NA               NA              NA               NA
                                                                    ------------    -------------     -----------     ------------
Change in net assets from shareholder distributions                   (1,307,949)     (15,656,160)     (5,007,453)     (16,324,241)
                                                                    ------------    -------------     -----------     ------------
Change in net assets from Fund share transactions                    (25,161,788)     (28,684,331)     (8,892,167)     (61,428,189)
                                                                    ------------    -------------     -----------     ------------
Change in net assets                                                 (10,954,080)    (101,348,927)     21,936,906     (188,315,126)

NET ASSETS:
Beginning of period                                                  141,441,688      242,790,615     322,137,679      510,452,805
                                                                    ------------    -------------     -----------     ------------
End of period                                                       $130,487,608    $ 141,441,688    $344,074,585    $ 322,137,679
                                                                    ============    =============    ============    =============

Accumulated net investment income/(loss)                            $     58,666    $      44,064    $    511,351    $     115,174
                                                                    ============    =============    ============    =============

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

        STRUCTURED
      LARGE CAP PLUS                     EQUITY INDEX                 INTERNATIONAL EQUITY                STRATEGIC INCOME
----------------------------     ----------------------------      ------------------------------     ----------------------------
  YEAR             YEAR             YEAR           YEAR               YEAR            YEAR              YEAR           YEAR
  ENDED            ENDED            ENDED          ENDED             ENDED            ENDED             ENDED          ENDED
 JULY 31,         JULY 31,         JULY 31,       JULY 31,          JULY 31,         JULY 31,          JULY 31,       JULY 31,
   2010             2009             2010           2009              2010             2009              2010           2009
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------
$   825,859     $  1,505,793     $  5,009,917   $  6,039,613      $  5,416,984    $   7,531,396      $  4,867,857   $  6,036,212

   (865,762)     (46,428,578)      11,320,404      2,026,937        (5,316,159)    (147,743,914)      (10,862,669)    (8,574,686)
    648,758         (324,340)       1,581,425     (1,956,017)          527,091       (1,806,080)          381,659      2,279,929

  8,909,224       (6,292,012)      18,119,289    (76,773,100)       10,115,634       23,614,007        22,108,887     (4,038,633)
-----------     ------------     ------------   ------------      ------------    -------------      ------------   ------------
  9,518,079      (51,539,137)      36,031,035    (70,662,567)       10,743,550     (118,404,591)       16,495,734     (4,297,178)
-----------     ------------     ------------   ------------      ------------    -------------      ------------   ------------

   (758,506)      (2,087,267)      (2,687,145)    (3,568,905)       (7,370,433)      (6,743,508)       (4,621,960)    (5,089,269)
    (45,487)        (177,656)        (620,108)    (1,010,745)         (347,655)        (311,114)       (1,188,095)      (819,367)
       (782)          (7,622)         (14,617)       (39,152)          (24,568)         (15,149)          (50,811)       (49,786)
        (49)            (736)          (8,248)       (23,517)           (9,905)          (7,216)         (663,401)      (512,601)
         NA               NA         (166,212)      (230,309)               NA               NA                NA             NA
         NA               NA         (765,056)    (1,092,118)               NA               NA                NA             NA
         NA               NA         (491,361)      (814,295)               NA               NA                NA             NA

         --               --               --             --                --      (41,939,630)               --        (72,039)
         --               --               --             --                --       (2,120,448)               --        (11,356)
         --               --               --             --                --         (208,199)               --           (832)
         --               --               --             --                --          (75,346)               --         (8,233)
         NA               NA               --             --                NA               NA                NA             NA
         NA               NA               --             --                NA               NA                NA             NA
         NA               NA               --             --                NA               NA                NA             NA
-----------     ------------     ------------   ------------      ------------    -------------      ------------   ------------
   (804,824)      (2,273,281)      (4,752,747)    (6,779,041)       (7,752,561)     (51,420,610)       (6,524,267)    (6,563,483)
-----------     ------------     ------------   ------------      ------------    -------------      ------------   ------------
 (5,302,269)     (14,200,976)     (24,625,372)    (7,288,786)       (9,089,906)     (27,148,779)       21,395,293    (23,171,117)
-----------     ------------     ------------   ------------      ------------    -------------      ------------   ------------
  3,410,986      (68,013,394)       6,652,916    (84,730,394)       (6,098,917)    (196,973,980)       31,366,760    (34,031,778)

 78,795,252      146,808,646      266,775,190    351,505,584       247,077,728      444,051,708        82,133,812    116,165,590
-----------     ------------     ------------   ------------      ------------    -------------      ------------   ------------
$82,206,238     $ 78,795,252     $273,428,106   $266,775,190      $240,978,811    $ 247,077,728      $113,500,572   $ 82,133,812
===========     ============     ============   ============      ============    =============      ============   ============

$  (114,577)    $    193,580     $    515,236   $    265,527      $  5,203,861    $   7,006,886      $   (405,349)  $  1,179,028
===========     ============     ============   ============      ============    =============      ============   ============

                       See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      LIFEMODEL                           LIFEMODEL
                                                                    AGGRESSIVE(SM)                 MODERATELY AGGRESSIVE(SM)
                                                           -------------------------------     ---------------------------------
                                                               YEAR               YEAR              YEAR               YEAR
                                                              ENDED               ENDED             ENDED              ENDED
                                                             JULY 31,            JULY 31,          JULY 31,           JULY 31,
                                                               2010               2009               2010               2009
                                                           ------------       ------------       ------------       ------------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income                                   $  1,428,616       $  2,332,101       $  3,654,670       $  5,735,787
   Net realized gains/(losses) on investment transactions    (8,176,294)(+)     (8,137,540)(+)    (15,621,783)(+)    (10,157,710)(+)
   Realized gain distributions from underlying funds                 --          7,564,541(+)              --          9,992,074(+)
   Net change in unrealized appreciation/(depreciation)
     on investment transactions                              18,039,616        (41,114,152)        30,860,782        (57,647,868)
                                                           ------------       ------------       ------------       ------------
Change in net assets resulting from operations               11,291,938        (39,355,050)        18,893,669        (52,077,717)
                                                           ------------       ------------       ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Institutional Shares                                      (1,097,085)        (2,064,758)        (2,318,425)        (4,255,438)
   Class A Shares                                              (315,696)          (746,554)        (1,179,138)        (2,548,105)
   Class B Shares                                               (58,076)          (171,246)          (291,455)          (919,596)
   Class C Shares                                                (9,260)           (30,198)           (34,027)          (118,789)

DISTRIBUTIONS FROM NET REALIZED GAINS:
   Institutional Shares                                      (1,114,385)        (9,245,989)          (477,367)        (9,790,688)
   Class A Shares                                              (393,606)        (3,829,618)          (278,246)        (6,315,446)
   Class B Shares                                              (111,638)        (1,160,583)          (118,921)        (2,821,308)
   Class C Shares                                               (17,746)          (207,309)           (14,070)          (358,343)
                                                           ------------       ------------       ------------       ------------
Change in net assets from shareholder distributions          (3,117,492)       (17,456,255)        (4,711,649)       (27,127,713)
                                                           ------------       ------------       ------------       ------------
Change in net assets from Fund share transactions           (13,556,789)         2,684,368        (35,239,893)         2,543,244
                                                           ------------       ------------       ------------       ------------
Change in net assets                                         (5,382,343)       (54,126,937)       (21,057,873)       (76,662,186)

NET ASSETS:
Beginning of period                                         114,131,162        168,258,099        206,582,140        283,244,326
                                                           ------------       ------------       ------------       ------------
End of period                                              $108,748,819       $114,131,162       $185,524,267       $206,582,140
                                                           ============       ============       ============       ============

Accumulated net investment income/(loss)                   $         --       $     38,503       $     95,668       $    263,875
                                                           ============       ============       ============       ============

----------------------------
(+) Represents realized (losses) from investment transactions with affiliates.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

         LIFEMODEL                          LIFEMODEL                             LIFEMODEL
        MODERATE(SM)                MODERATELY CONSERVATIVE(SM)              CONSERVATIVE(SM)                 HIGH YIELD BOND
------------------------------     -----------------------------       ------------------------------   --------------------------
   YEAR             YEAR              YEAR            YEAR                YEAR             YEAR           YEAR          YEAR
   ENDED            ENDED             ENDED           ENDED               ENDED            ENDED          ENDED         ENDED
  JULY 31,         JULY 31,          JULY 31,        JULY 31,            JULY 31,         JULY 31,       JULY 31,      JULY 31,
    2010             2009              2010            2009                2010             2009           2010          2009
------------     ------------     ------------     ------------        ------------     ------------   ------------   ------------
$  7,097,234     $ 12,041,389      $ 1,667,219     $  2,455,945        $ 1,433,528      $ 1,950,812     $ 4,060,962   $ 4,130,894
 (28,779,913)(+)  (13,160,528)(+)   (3,442,427)(+)   (2,836,243)(+)     (2,458,751)(+)     (724,049)(+)     847,511    (3,918,400)
          --       10,871,978(+)            --        1,648,859(+)              --          484,257(+)           --            --

  48,852,320      (62,798,838)       7,580,436       (9,655,094)         4,894,486       (4,315,948)      4,408,684     1,908,066
------------     ------------      -----------     ------------        -----------      -----------     -----------   -----------
  27,169,641      (53,045,999)       5,805,228       (8,386,533)         3,869,263       (2,604,928)      9,317,157     2,120,560
------------     ------------      -----------     ------------        -----------      -----------     -----------   -----------

  (6,032,872)     (11,830,593)      (1,119,730)      (1,749,146)        (1,001,360)      (1,342,653)     (3,662,065)   (4,080,098)
  (1,132,381)      (2,274,819)        (439,489)        (846,815)          (341,650)        (507,006)       (324,434)      (80,278)
    (337,969)        (846,042)        (157,247)        (377,208)          (122,335)        (250,969)         (5,754)       (8,144)
     (47,248)        (114,567)         (21,559)         (58,310)           (38,240)         (77,632)        (59,149)       (8,931)

          --      (14,202,395)              --       (2,063,752)                --         (477,832)             --            --
          --       (2,974,781)              --       (1,084,025)                --         (194,042)             --            --
          --       (1,341,632)              --         (609,553)                --         (112,843)             --            --
          --         (181,300)              --          (91,336)                --          (33,244)             --            --
------------     ------------      -----------     ------------        -----------      -----------     -----------   -----------
  (7,550,470)     (33,766,129)      (1,738,025)      (6,880,145)        (1,503,585)      (2,996,221)     (4,051,402)   (4,177,451)
------------     ------------      -----------     ------------        -----------      -----------     -----------   -----------
 (93,750,965)      (3,351,021)      (9,666,107)      (6,910,560)        (7,061,608)      (1,367,609)       (864,337)    3,453,354
------------     ------------      -----------     ------------        -----------      -----------     -----------   -----------
 (74,131,794)     (90,163,149)      (5,598,904)     (22,177,238)        (4,695,930)      (6,968,758)      4,401,418     1,396,463

 329,946,896      420,110,045       62,078,008       84,255,246         43,657,486       50,626,244      52,024,817    50,628,354
------------     ------------      -----------     ------------        -----------      -----------     -----------   -----------
$255,815,102     $329,946,896      $56,479,104     $ 62,078,008        $38,961,556      $43,657,486     $56,426,235   $52,024,817
============     ============      ===========     ============        ===========      ===========     ===========   ===========

$    362,140     $    814,893      $    92,062     $    162,773        $    95,391      $   165,388     $    48,577   $    28,425
============     ============      ===========     ============        ===========      ===========     ===========   ===========

                       See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          TOTAL RETURN BOND                 SHORT TERM BOND
                                                                   -------------------------------   ----------------------------
                                                                        YEAR            YEAR            YEAR            YEAR
                                                                       ENDED            ENDED           ENDED           ENDED
                                                                      JULY 31,         JULY 31,        JULY 31,        JULY 31,
                                                                        2010            2009             2010            2009
                                                                   -------------    -------------    ------------    ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income                                            $  14,791,313    $  25,025,537    $  5,984,834    $  8,207,134
  Net realized gains/(losses) on investment and
    foreign currency transactions                                    (23,601,658)     (33,876,658)        402,381       1,245,696
  Net realized gains on futures transactions                           1,511,743          809,398         101,297       1,213,775
  Net change in unrealized appreciation/(depreciation) on
    investment, futures, swaps and foreign currency transactions      46,780,186       (4,145,602)      6,548,875      (1,986,398)
                                                                   -------------    -------------    ------------    ------------
Change in net assets resulting from operations                        39,481,584      (12,187,325)     13,037,387       8,680,207

                                                                   -------------    -------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Institutional Shares                                               (15,991,721)     (24,645,395)     (5,847,660)     (8,194,578)
  Class A Shares                                                        (719,728)        (935,295)       (346,310)       (214,515)
  Class B Shares                                                        (100,475)        (152,861)             NA              NA
  Class C Shares                                                         (30,279)         (39,308)        (72,659)        (10,805)

DISTRIBUTIONS FROM NET REALIZED GAINS:
  Institutional Shares                                                        --               --              --              --
  Class A Shares                                                              --               --              --              --
  Class B Shares                                                              --               --              NA              NA
  Class C Shares                                                              --               --              --              --
                                                                   -------------    -------------    ------------    ------------
Change in net assets from shareholder distributions                  (16,842,203)     (25,772,859)     (6,266,629)     (8,419,898)
                                                                   -------------    -------------    ------------    ------------
Change in net assets from Fund share transactions                   (135,395,426)    (141,182,721)     47,594,801     (17,194,626)
                                                                   -------------    -------------    ------------    ------------
Change in net assets                                                (112,756,045)    (179,142,905)     54,365,559     (16,934,317)

NET ASSETS:
Beginning of period                                                  405,919,677      585,062,582     232,139,771     249,074,088
                                                                   -------------    -------------    ------------    ------------
End of period                                                      $ 293,163,632    $ 405,919,677    $286,505,330    $232,139,771
                                                                   =============    =============    ============    ============

Accumulated net investment income/(loss)                           $     104,203    $    (188,156)   $    184,019    $    130,495
                                                                   =============    =============    ============    ============

                       See notes to financial statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                        SMALL CAP GROWTH                  MID CAP GROWTH
                                                                  ----------------------------     ------------------------------
                                                                      YEAR            YEAR             YEAR            YEAR
                                                                      ENDED           ENDED            ENDED           ENDED
                                                                     JULY 31,        JULY 31,         JULY 31,        JULY 31,
                                                                      2010             2009             2010            2009
                                                                  ------------     ------------    --------------   -------------
CAPITAL TRANSACTIONS:
Institutional Shares
  Shares issued                                                   $  2,072,730     $  6,418,659    $    2,205,080   $ 11,115,449
  Dividends reinvested                                                      --               --                --     15,715,482
  Shares redeemed                                                  (15,863,669)     (12,100,810)      (28,482,222)   (77,863,957)
                                                                  ------------     ------------    --------------   ------------
  Total Institutional Shares                                       (13,790,939)      (5,682,151)      (26,277,142)   (51,033,026)
                                                                  ------------     ------------    --------------   ------------

Class A Shares
  Shares issued                                                        541,369          319,591         1,417,554      1,090,004
  Dividends reinvested                                                      --               --                --      2,164,827
  Shares redeemed                                                   (1,145,428)      (1,627,560)       (3,316,747)    (4,055,370)
                                                                  ------------     ------------    --------------   ------------
  Total Class A Shares                                                (604,059)      (1,307,969)       (1,899,193)      (800,539)
                                                                  ------------     ------------    --------------   ------------

Class B Shares
  Shares issued                                                             --            3,610            14,964          7,274
  Dividends reinvested                                                      --               --                --        462,901
  Shares redeemed                                                     (274,056)        (113,155)       (1,100,283)    (1,098,021)
                                                                  ------------     ------------    --------------   ------------
  Total Class B Shares                                                (274,056)        (109,545)       (1,085,319)      (627,846)
                                                                  ------------     ------------    --------------   ------------

Class C Shares
  Shares issued                                                         32,800           37,343            15,469         48,884
  Dividends reinvested                                                      --               --                --         80,262
  Shares redeemed                                                     (181,550)         (12,627)         (199,991)      (199,737)
                                                                  ------------     ------------    --------------   ------------
  Total Class C Shares                                                (148,750)          24,716          (184,522)       (70,591)
                                                                  ------------     ------------    --------------   ------------
Change from capital transactions                                  $(14,817,804)    $ (7,074,949)   $  (29,446,176)  $(52,532,002)
                                                                  ============     ============    ==============   ============
SHARE TRANSACTIONS:
Institutional Shares
  Shares issued                                                        301,372        1,040,498           265,594      1,293,847
  Dividends reinvested                                                      --               --                --      2,742,667
  Shares redeemed                                                   (2,315,606)      (2,188,661)       (3,465,929)   (10,277,404)
                                                                  ------------     ------------    --------------   ------------
  Total Institutional Shares                                        (2,014,234)      (1,148,163)       (3,200,335)    (6,240,890)
                                                                  ------------     ------------    --------------   ------------

Class A Shares
  Shares issued                                                         84,780           63,858           180,019        167,708
  Dividends reinvested                                                      --               --                --        397,216
  Shares redeemed                                                     (179,956)        (313,785)         (426,984)      (605,853)
                                                                  ------------     ------------    --------------   ------------
  Total Class A Shares                                                 (95,176)        (249,927)         (246,965)       (40,929)
                                                                  ------------     ------------    --------------   ------------

Class B Shares
  Shares issued                                                             --              705             2,133          1,384
  Dividends reinvested                                                      --               --                --         94,470
  Shares redeemed                                                      (47,120)         (23,793)         (158,265)      (185,976)
                                                                  ------------     ------------    --------------   ------------
  Total Class B Shares                                                 (47,120)         (23,088)         (156,132)       (90,122)
                                                                  ------------     ------------    --------------   ------------

Class C Shares
  Shares issued                                                          5,855            8,920             2,444          8,094
  Dividends reinvested                                                      --               --                --         17,524
  Shares redeemed                                                      (32,450)          (2,843)          (30,802)       (31,544)
                                                                  ------------     ------------    --------------   ------------
  Total Class C Shares                                                 (26,595)           6,077           (28,358)        (5,926)
                                                                  ------------     ------------    --------------   ------------

Change from capital transactions                                    (2,183,125)      (1,415,101)       (3,631,790)    (6,377,867)
                                                                  ============     ============    ==============     ==========

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

       QUALITY GROWTH                  DIVIDEND GROWTH                 MICRO CAP VALUE               SMALL CAP VALUE
------------------------------    ---------------------------     ---------------------------   -----------------------------
    YEAR            YEAR             YEAR           YEAR             YEAR           YEAR           YEAR            YEAR
    ENDED           ENDED            ENDED          ENDED            ENDED          ENDED          ENDED           ENDED
   JULY 31,        JULY 31,         JULY 31,       JULY 31,         JULY 31,       JULY 31,       JULY 31,        JULY 31,
    2010             2009             2010           2009             2010           2009           2010            2009
------------    --------------    ------------   ------------     -----------    ------------   ------------    -------------
$ 44,658,382    $   27,073,941    $    119,826   $    930,942     $ 7,740,012    $  4,684,500   $  8,553,273    $ 14,612,223
     514,729        10,804,109          37,528         57,911              --         122,993        358,893         830,143
 (68,160,882)      (79,391,844)     (2,507,900)    (6,926,524)     (7,375,958)     (6,923,650)   (27,173,421)    (17,960,522)
------------    --------------    ------------   ------------     -----------    ------------   ------------    ------------
 (22,987,771)      (41,513,794)     (2,350,546)    (5,937,671)        364,054      (2,116,157)   (18,261,255)     (2,518,156)
------------    --------------    ------------   ------------     -----------    ------------   ------------    ------------

   3,737,753         3,372,392          98,235        126,801       8,166,787       1,749,740      1,342,082         587,156
      94,243         2,472,412          20,672         38,242              --          31,711          4,890          14,466
 (11,838,172)      (12,207,454)       (420,999)      (461,655)     (5,790,067)     (3,322,987)      (602,863)       (626,936)
------------    --------------    ------------   ------------     -----------    ------------   ------------    ------------
  (8,006,176)       (6,362,650)       (302,092)      (296,612)      2,376,720      (1,541,536)       744,109         (25,314)
------------    --------------    ------------   ------------     -----------    ------------   ------------    ------------

      21,508            20,776          39,672         28,855          15,604           6,174          9,045          21,423
          --           404,610             390          1,364              --           8,327             43           3,281
  (4,151,370)       (4,504,541)        (97,172)       (80,015)     (1,288,588)       (604,084)      (114,657)        (92,963)
------------    --------------    ------------   ------------     -----------    ------------   ------------    ------------
  (4,129,862)       (4,079,155)        (57,110)       (49,796)     (1,272,984)       (589,583)      (105,569)        (68,259)
------------    --------------    ------------   ------------     -----------    ------------   ------------    ------------

     129,936           112,846           6,040          7,256       1,727,363         345,691        528,529         203,264
          --            80,030             680          2,038              --           4,119             --           2,269
    (761,539)         (644,680)        (14,114)       (27,122)       (601,783)       (367,126)      (155,620)       (116,969)
------------    --------------    ------------   ------------     -----------    ------------   ------------    ------------
    (631,603)         (451,804)         (7,394)       (17,828)      1,125,580         (17,316)       372,909          88,564
------------    --------------    ------------   ------------     -----------    ------------   ------------    ------------
$(35,755,412)   $  (52,407,403)   $ (2,717,142)  $ (6,301,907)    $ 2,593,370    $ (4,264,592)  $(17,249,806)   $ (2,523,165)
============    ==============    ============   ============     ===========    ============   ============    ============

   3,196,783         2,219,897           5,901         57,388       2,050,824       1,665,832        528,233       1,124,149
      36,096         1,007,311           1,881          3,147              --          44,842         22,529          73,071
  (4,994,965)       (6,592,569)       (131,438)      (377,370)     (2,008,471)     (2,382,257)    (1,744,014)     (1,433,005)
------------    --------------    ------------   ------------     -----------    ------------   ------------    ------------
  (1,762,086)       (3,365,361)       (123,656)      (316,835)         42,353        (671,583)    (1,193,252)       (235,785)
------------    --------------    ------------   ------------     -----------    ------------   ------------    ------------

     283,474           307,814           5,124          7,594       2,398,008         670,372         81,304          44,281
       6,800           237,444           1,057          2,109              --          13,694            310           1,286
    (891,015)       (1,056,033)        (21,495)       (26,090)     (1,678,691)     (1,220,126)       (38,431)        (49,863)
------------    --------------    ------------   ------------     -----------    ------------   ------------    ------------
    (600,741)         (510,775)        (15,314)       (16,387)        719,317        (536,060)        43,183          (4,296)
------------    --------------    ------------   ------------     -----------    ------------   ------------    ------------

       1,775             1,970           2,221          1,854           5,392           2,095            647           1,820
          --            41,585              21             74              --           3,993              3             303
    (338,462)         (427,488)         (5,036)        (5,371)       (411,777)       (250,499)        (7,779)         (9,124)
------------    --------------    ------------   ------------     -----------    ------------   ------------    ------------
    (336,687)         (383,933)         (2,794)        (3,443)       (406,385)       (244,411)        (7,129)         (7,001)
------------    --------------    ------------   ------------     -----------    ------------   ------------    ------------

      11,659             9,695             325            496         552,934         140,725         33,001          16,407
          --             8,505              37            118              --           1,976             --             210
     (64,284)          (59,216)           (770)        (1,793)       (200,440)       (162,966)       (10,503)         (9,148)
------------    --------------    ------------   ------------     -----------    ------------   ------------    ------------
     (52,625)          (41,016)           (408)        (1,179)        352,494         (20,265)        22,498           7,469
------------    --------------    ------------   ------------     -----------    ------------   ------------    ------------
  (2,752,139)       (4,301,085)       (142,172)      (337,844)        707,779      (1,472,319)    (1,134,700)       (239,613)
============    ==============    ============   ============     ===========    ============   ============    ============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                                                         DISCIPLINED
                                                                     ALL CAP VALUE                     LARGE CAP VALUE
                                                             ------------------------------     ----------------------------
                                                                 YEAR            YEAR            YEAR             YEAR
                                                                 ENDED           ENDED           ENDED            ENDED
                                                                JULY 31,        JULY 31,        JULY 31,         JULY 31,
                                                                 2010             2009            2010             2009
                                                             ------------    --------------    ------------    -------------
CAPITAL TRANSACTIONS:
Institutional Shares
  Shares issued                                              $ 16,121,009    $   10,237,700    $ 88,159,186    $  49,717,152
  Dividends reinvested                                            697,602         9,970,038       2,751,348       11,015,883
  Shares redeemed                                             (33,553,538)      (42,308,602)    (97,340,727)    (118,271,630)
                                                             ------------    --------------    ------------    -------------
  Total Institutional Shares                                  (16,734,927)      (22,100,864)     (6,430,193)     (57,538,595)
                                                             ------------    --------------    ------------    -------------

Class A Shares
  Shares issued                                                12,330,900         7,821,432       1,828,983        2,372,844
  Dividends reinvested                                            259,198         2,716,384         122,374          474,938
  Shares redeemed                                             (13,601,105)      (14,520,253)     (3,251,984)      (5,270,092)
                                                             ------------    --------------    ------------    -------------
  Total Class A Shares                                         (1,011,007)       (3,982,437)     (1,300,627)      (2,422,310)
                                                             ------------    --------------    ------------    -------------

Class B Shares
  Shares issued                                                   119,089            34,875          64,868           44,386
  Dividends reinvested                                             15,221           899,625           6,621           84,877
  Shares redeemed                                              (5,978,670)       (2,722,369)       (960,304)      (1,004,917)
                                                             ------------    --------------    ------------    -------------
  Total Class B Shares                                         (5,844,360)       (1,787,869)       (888,815)        (875,654)
                                                             ------------    --------------    ------------    -------------

Class C Shares
  Shares issued                                                   342,213         1,166,775          73,749           67,881
  Dividends reinvested                                              5,625           247,016           1,820           21,192
  Shares redeemed                                              (1,919,332)       (2,226,952)       (348,101)        (680,703)
                                                             ------------    --------------    ------------    -------------
  Total Class C Shares                                         (1,571,494)         (813,161)       (272,532)        (591,630)
                                                             ------------    --------------    ------------    -------------

Select Shares
  Shares issued                                                        NA                NA              NA               NA
  Dividends reinvested                                                 NA                NA              NA               NA
  Shares redeemed                                                      NA                NA              NA               NA
                                                             ------------    --------------    ------------    -------------
  Total Select Shares                                                  NA                NA              NA               NA
                                                             ------------    --------------    ------------    -------------

Preferred Shares
  Shares issued                                                        NA                NA              NA               NA
  Dividends reinvested                                                 NA                NA              NA               NA
  Shares redeemed                                                      NA                NA              NA               NA
                                                             ------------    --------------    ------------    -------------
  Total Preferred Shares                                               NA                NA              NA               NA
                                                             ------------    --------------    ------------    -------------

Trust Shares
  Shares issued                                                        NA                NA              NA               NA
  Dividends reinvested                                                 NA                NA              NA               NA
  Shares redeemed                                                      NA                NA              NA               NA
                                                             ------------    --------------    ------------    -------------
  Total Trust Shares                                                   NA                NA              NA               NA
                                                             ------------    --------------    ------------    -------------
Change from capital transactions                             $(25,161,788)   $  (28,684,331)   $ (8,892,167)   $ (61,428,189)
                                                             ============    ==============    ============    =============

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

        STRUCTURED
      LARGE CAP PLUS                     EQUITY INDEX                   INTERNATIONAL EQUITY               STRATEGIC INCOME
----------------------------     ----------------------------      ------------------------------     --------------------------
  YEAR             YEAR             YEAR           YEAR               YEAR            YEAR              YEAR           YEAR
  ENDED            ENDED            ENDED          ENDED             ENDED            ENDED             ENDED          ENDED
 JULY 31,         JULY 31,         JULY 31,       JULY 31,          JULY 31,         JULY 31,          JULY 31,       JULY 31,
   2010             2009             2010           2009              2010             2009              2010           2009
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------
$      5,104    $     67,753     $ 43,266,406   $ 65,565,256      $ 42,020,493    $   24,506,724     $ 32,416,332   $ 20,533,451
     697,372       1,797,417        2,397,386      3,204,806         5,885,297        46,586,794          630,186        638,453
  (4,647,856)    (13,832,544)     (54,940,284)   (59,677,149)      (54,689,066)      (97,228,310)     (18,803,382)   (42,984,155)
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------
  (3,945,380)    (11,967,374)      (9,276,492)     9,092,913        (6,783,276)      (26,134,792)      14,243,136    (21,812,251)
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------

      88,297          77,435       10,113,396     11,104,896         2,426,126           975,859        9,067,430      3,139,777
      42,664         168,301          599,708        977,174           322,237         2,246,616          752,488        576,407
  (1,361,156)     (2,365,487)     (19,979,852)   (14,261,713)       (4,553,560)       (3,788,133)      (5,504,354)    (4,202,885)
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------
  (1,230,195)     (2,119,751)      (9,266,748)    (2,179,643)       (1,805,197)         (565,658)       4,315,564       (486,701)
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------

      16,174              --           37,512         11,404            25,475            24,933           46,809         43,795
         552           5,018           12,710         32,917            17,500           159,815           24,830         24,986
    (167,800)       (101,749)        (905,136)      (389,563)         (470,608)         (567,120)        (195,295)      (211,271)
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------
    (151,074)        (96,731)        (854,914)      (345,242)         (427,633)         (382,372)        (123,656)      (142,490)
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------

      38,174          11,299          301,384        721,303            12,974            18,796        4,651,725      1,121,295
          16             237            5,964         19,116             8,822            71,937          477,313        381,784
     (13,810)        (28,656)        (885,656)      (783,330)          (95,596)         (156,690)      (2,168,789)    (2,232,754)
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------
      24,380         (17,120)        (578,308)       (42,911)          (73,800)          (65,957)       2,960,249      (729,675)
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------

          NA              NA        1,593,996      2,749,243                NA                NA               NA             NA
          NA              NA          135,552        183,033                NA                NA               NA             NA
          NA              NA       (3,774,743)    (2,040,830)               NA                NA               NA             NA
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------
          NA              NA       (2,045,195)       891,446                NA                NA               NA             NA
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------

          NA              NA       18,090,698     19,094,649                NA                NA               NA             NA
          NA              NA          734,972      1,045,835                NA                NA               NA             NA
          NA              NA      (22,680,902)   (20,332,697)               NA                NA               NA             NA
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------
          NA              NA       (3,855,232)      (192,213)               NA                NA               NA             NA
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------

          NA              NA        7,603,385        818,301                NA                NA               NA             NA
          NA              NA          167,312        168,050                NA                NA               NA             NA
          NA              NA       (6,519,180)   (15,499,487)               NA                NA               NA             NA
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------
          NA              NA        1,251,517    (14,513,136)               NA                NA               NA             NA
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------
$ (5,302,269)   $(14,200,976)    $(24,625,372)  $ (7,288,786)     $ (9,089,906)   $  (27,148,779)    $ 21,395,293   $(23,171,117)
============    ============     ============   ============      ============    ==============     ============   ============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                                                             DISCIPLINED
                                                                         ALL CAP VALUE                     LARGE CAP VALUE
                                                                 ------------------------------     ----------------------------
                                                                     YEAR            YEAR            YEAR             YEAR
                                                                     ENDED           ENDED           ENDED            ENDED
                                                                    JULY 31,        JULY 31,        JULY 31,         JULY 31,
                                                                     2010             2009            2010             2009
                                                                 ------------    --------------    ------------    -------------
SHARE TRANSACTIONS:
Institutional Shares
  Shares issued                                                     1,149,670           774,848       9,159,830       6,216,790
  Dividends reinvested                                                 49,823           905,857         290,640       1,354,418
  Shares redeemed                                                  (2,421,387)       (3,401,904)    (10,330,448)    (13,935,660)
                                                                 ------------    --------------    ------------    ------------
  Total Institutional Shares                                       (1,221,894)       (1,721,199)       (879,978)     (6,364,452)
                                                                 ------------    --------------    ------------    ------------

Class A Shares
  Shares issued                                                       893,487           689,081         194,737         306,746
  Dividends reinvested                                                 18,849           249,029          12,958          57,608
  Shares redeemed                                                    (996,795)       (1,211,285)       (345,755)       (622,456)
                                                                 ------------    --------------    ------------    ------------
  Total Class A Shares                                                (84,459)         (273,175)       (138,060)       (258,102)
                                                                 ------------    --------------    ------------    ------------

Class B Shares
  Shares issued                                                         8,860             3,080           7,007           5,313
  Dividends reinvested                                                  1,179            87,524             691          10,164
  Shares redeemed                                                    (454,862)         (233,095)       (100,297)       (124,246)
                                                                 ------------    --------------    ------------    ------------
  Total Class B Shares                                               (444,823)         (142,491)        (92,599)       (108,769)
                                                                 ------------    --------------    ------------    ------------

Class C Shares
  Shares issued                                                        26,735            98,272           7,907           7,735
  Dividends reinvested                                                    434            24,066             195           2,557
  Shares redeemed                                                    (148,845)         (196,851)        (37,525)        (73,078)
                                                                 ------------    --------------    ------------    ------------
  Total Class C Shares                                               (121,676)          (74,513)        (29,423)        (62,786)
                                                                 ------------    --------------    ------------    ------------

Select Shares
  Shares issued                                                            NA                NA              NA              NA
  Dividends reinvested                                                     NA                NA              NA              NA
  Shares redeemed                                                          NA                NA              NA              NA
                                                                 ------------    --------------    ------------    ------------
  Total Select Shares                                                      NA                NA              NA              NA
                                                                 ------------    --------------    ------------    ------------

Preferred Shares
  Shares issued                                                            NA                NA              NA              NA
  Dividends reinvested                                                     NA                NA              NA              NA
  Shares redeemed                                                          NA                NA              NA              NA
                                                                 ------------    --------------    ------------    ------------
  Total Preferred Shares                                                   NA                NA              NA              NA
                                                                 ------------    --------------    ------------    ------------

Trust Shares
  Shares issued                                                            NA                NA              NA              NA
  Dividends reinvested                                                     NA                NA              NA              NA
  Shares redeemed                                                          NA                NA              NA              NA
                                                                 ------------    --------------    ------------    ------------
  Total Trust Shares                                                       NA                NA              NA              NA
                                                                 ------------    --------------    ------------    ------------
Change from capital transactions                                   (1,872,852)       (2,211,378)     (1,140,060)     (6,794,109)
                                                                 ============    ==============   =============    ============

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

        STRUCTURED
      LARGE CAP PLUS                     EQUITY INDEX                   INTERNATIONAL EQUITY               STRATEGIC INCOME
----------------------------     ----------------------------      ------------------------------     --------------------------
  YEAR             YEAR             YEAR           YEAR               YEAR            YEAR              YEAR           YEAR
  ENDED            ENDED            ENDED          ENDED             ENDED            ENDED             ENDED          ENDED
 JULY 31,         JULY 31,         JULY 31,       JULY 31,          JULY 31,         JULY 31,          JULY 31,       JULY 31,
   2010             2009             2010           2009              2010             2009              2010           2009
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------
         553           2,021        2,063,306      3,715,164         5,445,236         3,479,441        3,309,056      2,403,301
      69,639         178,373          114,010        175,320           761,358         7,729,437           65,176         81,968
    (475,947)     (1,246,923)      (2,632,684)    (3,372,663)       (7,203,423)      (13,322,716)      (1,955,096)    (5,502,079)
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------
    (405,755)     (1,066,529)       (455,368)        517,821          (996,829)       (2,113,838)       1,419,136     (3,016,810)
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------

       9,141           4,845          484,122        642,151           316,434           137,136          933,700        387,652
       4,330          16,498           28,634         53,309            41,687           373,101           78,150         73,496
    (139,309)       (254,555)        (956,235)      (795,179)         (588,060)         (536,206)        (566,040)      (538,025)
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------
    (125,838)       (233,212)        (443,479)       (99,719)         (229,939)          (25,969)         445,810        (76,877)
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------

       1,711              --            1,818            498             3,380             3,766            4,822          6,113
          59             479              605          1,775             2,315            27,360            2,587          3,192
     (17,264)        (11,508)         (43,012)       (22,246)          (64,494)          (75,373)         (20,278)       (28,113)
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------
     (15,494)        (11,029)         (40,589)       (19,973)          (58,799)          (44,247)         (12,869)       (18,808)
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------

       3,832           1,088           14,788         42,082             1,817             2,809          482,004        142,340
           2              23              286          1,029             1,219            12,797           50,053         49,270
      (1,430)         (3,851)         (43,440)       (43,656)          (13,383)          (22,064)        (225,635)      (288,533)
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------
       2,404          (2,740)         (28,366)          (545)          (10,347)           (6,458)         306,422        (96,923)
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------

          NA              NA           77,040        159,659                NA                NA               NA             NA
          NA              NA            6,451         10,055                NA                NA               NA             NA
          NA              NA         (180,567)      (115,641)               NA                NA               NA             NA
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------
          NA              NA          (97,076)        54,073                NA                NA               NA             NA
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------

          NA              NA          864,196      1,059,894                NA                NA               NA             NA
          NA              NA           34,899         57,044                NA                NA               NA             NA
          NA              NA       (1,079,920)    (1,182,985)               NA                NA               NA             NA
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------
          NA              NA         (180,825)       (66,047)               NA                NA               NA             NA
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------

          NA              NA          371,468         47,318                NA                NA               NA             NA
          NA              NA            7,884          8,792                NA                NA               NA             NA
          NA              NA         (315,311)      (837,000)               NA                NA               NA             NA
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------
          NA              NA           64,041       (780,890)               NA                NA               NA             NA
------------    ------------     ------------   ------------      ------------    --------------     ------------   ------------
    (544,683)     (1,313,510)      (1,181,662)      (395,280)       (1,295,914)       (2,190,512)       2,158,499     (3,209,418)
============    ============     ============   ============      ============    ==============     ============   ============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                           LIFEMODEL                        LIFEMODEL
                                                                         AGGRESSIVE(SM)              MODERATELY AGGRESSIVE(SM)
                                                                 ------------------------------     --------------------------
                                                                     YEAR              YEAR            YEAR           YEAR
                                                                    ENDED              ENDED           ENDED          ENDED
                                                                   JULY 31,           JULY 31,        JULY 31,       JULY 31,
                                                                     2010              2009             2010           2009
                                                                 ------------      ------------     ------------   ------------
CAPITAL TRANSACTIONS:
Institutional Shares
  Shares issued                                                  $ 17,755,836      $ 21,584,414     $ 20,207,462   $ 29,733,716
  Dividends reinvested                                              2,193,392        11,244,980        2,666,135     13,749,962
  Shares redeemed                                                 (26,309,200)      (28,032,959)     (39,860,711)   (30,309,711)
                                                                 ------------      ------------     ------------   ------------
  Total Institutional Shares                                       (6,359,972)        4,796,435      (16,987,114)    13,173,967
                                                                 ------------      ------------     ------------   ------------

Class A Shares
  Shares issued                                                     3,052,723         3,481,057       17,824,534      6,082,272
  Dividends reinvested                                                642,542         4,185,747        1,327,800      8,001,053
  Shares redeemed                                                  (8,868,044)       (9,041,044)     (31,248,778)   (20,599,240)
                                                                 ------------      ------------     ------------   ------------
  Total Class A Shares                                             (5,172,779)       (1,374,240)     (12,096,444)    (6,515,915)
                                                                 ------------      ------------     ------------   ------------

Class B Shares
  Shares issued                                                        15,708           115,932           81,246        383,209
  Dividends reinvested                                                156,117         1,203,777          371,915      3,359,249
  Shares redeemed                                                  (1,954,170)       (1,998,602)      (6,000,637)    (6,850,571)
                                                                 ------------      ------------     ------------   ------------
  Total Class B Shares                                             (1,782,345)         (678,893)      (5,547,476)    (3,108,113)
                                                                 ------------      ------------     ------------   ------------

Class C Shares
  Shares issued                                                        58,901           143,905          281,007        209,351
  Dividends reinvested                                                 22,786           195,006           39,611        393,456
  Shares redeemed                                                    (323,380)         (397,845)        (929,477)    (1,609,502)
                                                                 ------------      ------------     ------------   ------------
  Total Class C Shares                                               (241,693)          (58,934)        (608,859)    (1,006,695)
                                                                 ------------      ------------     ------------   ------------
Change from capital transactions                                 $(13,556,789)     $  2,684,368     $(35,239,893)   $ 2,543,244
                                                                 ============      ============     ============   ============
SHARE TRANSACTIONS:
Institutional Shares
  Shares issued                                                     1,884,239         2,562,091        2,061,211      3,298,709
  Dividends reinvested                                                232,177         1,452,831          272,054      1,659,510
  Shares redeemed                                                  (2,803,959)       (3,176,308)      (4,099,714)    (3,404,777)
                                                                 ------------      ------------     ------------   ------------
  Total Institutional Shares                                         (687,543)          838,614       (1,766,449)     1,553,442
                                                                 ------------      ------------     ------------   ------------

Class A Shares
  Shares issued                                                       324,047           414,457        1,796,634        708,697
  Dividends reinvested                                                 68,483           544,811          135,429        967,295
  Shares redeemed                                                    (949,548)       (1,042,412)      (3,155,917)    (2,243,406)
                                                                 ------------      ------------     ------------   ------------
  Total Class A Shares                                               (557,018)          (83,144)      (1,223,854)      (567,414)
                                                                 ------------      ------------     ------------   ------------

Class B Shares
  Shares issued                                                         1,726            15,885            8,444         43,127
  Dividends reinvested                                                 17,260           162,756           38,216        412,201
  Shares redeemed                                                    (215,135)         (242,929)        (620,721)      (766,758)
                                                                 ------------      ------------     ------------   ------------
  Total Class B Shares                                               (196,149)          (64,288)        (574,061)      (311,430)
                                                                 ------------      ------------     ------------   ------------

Class C Shares
  Shares issued                                                         6,531            14,474           28,371         24,117
  Dividends reinvested                                                  2,521            26,401            4,067         48,280
  Shares redeemed                                                     (36,277)          (51,233)         (96,673)      (176,420)
                                                                 ------------      ------------     ------------   ------------
  Total Class C Shares                                                (27,225)          (10,358)         (64,235)      (104,023)
                                                                 ------------      ------------     ------------   ------------
Change from capital transactions                                   (1,467,935)          680,824       (3,628,599)       570,575
                                                                 ============      ============     ============   ============

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

         LIFEMODEL                          LIFEMODEL                             LIFEMODEL
        MODERATE(SM)               MODERATELY CONSERVATIVE(SM)               CONSERVATIVE(SM)                 HIGH YIELD BOND
-----------------------------     -----------------------------       ------------------------------   ---------------------------
    YEAR            YEAR              YEAR            YEAR                YEAR             YEAR           YEAR          YEAR
    ENDED           ENDED             ENDED           ENDED               ENDED            ENDED          ENDED         ENDED
   JULY 31,        JULY 31,          JULY 31,        JULY 31,            JULY 31,         JULY 31,       JULY 31,      JULY 31,
     2010            2009              2010            2009                2010             2009           2010          2009
-------------    ------------     ------------     ------------        ------------     ------------   ------------   ------------
$  29,308,561    $ 46,521,777     $  7,311,360     $ 10,419,494        $  9,312,321     $ 11,051,704   $ 32,102,783   $  9,054,518
    5,918,123      25,775,707        1,064,811        3,692,672             990,752        1,778,305      1,423,518      1,917,597
 (112,859,457)    (62,264,457)     (13,218,920)     (13,971,331)        (14,685,122)     (11,134,755)   (31,831,214)   (11,403,874)
-------------    ------------     ------------     ------------        ------------     ------------   ------------   ------------
  (77,632,773)     10,033,027       (4,842,749)         140,835          (4,382,049)       1,695,254      1,695,087       (431,759)
-------------    ------------     ------------     ------------        ------------     ------------   ------------   ------------

    4,057,029       4,328,467        1,582,428        2,291,596           1,277,524        1,943,298      7,635,221      4,515,792
    1,027,393       4,788,302          395,547        1,773,109             312,322          645,185         61,323         12,331
  (16,620,075)    (17,066,319)      (4,885,902)      (7,811,954)         (2,438,919)      (4,109,003)   (11,505,402)      (594,558)
-------------    ------------     ------------     ------------        ------------     ------------   ------------   ------------
  (11,535,653)     (7,949,550)      (2,907,927)      (3,747,249)           (849,073)      (1,520,520)    (3,808,858)     3,933,565
-------------    ------------     ------------     ------------        ------------     ------------   ------------   ------------

      187,288         463,146            5,800          243,511              51,805          660,773         43,933         11,331
      302,290       1,924,453          137,687          875,634             101,481          302,218          1,402          2,708
   (4,899,318)     (7,116,870)      (1,722,601)      (4,012,016)         (1,476,725)      (2,279,776)       (33,541)       (67,129)
-------------    ------------     ------------     ------------        ------------     ------------   ------------   ------------
   (4,409,740)     (4,729,271)      (1,579,114)      (2,892,871)         (1,323,439)      (1,316,785)        11,794        (53,090)
-------------    ------------     ------------     ------------        ------------     ------------   ------------   ------------

      268,339          99,628           21,004           42,756              23,933          175,194      1,265,315          9,991
       39,735         246,826           17,980          112,112              28,552           86,872         33,913          2,507
     (480,873)     (1,051,681)        (375,301)        (566,143)           (559,532)        (487,624)       (61,588)        (7,860)
-------------    ------------     ------------     ------------        ------------     ------------   ------------   ------------
     (172,799)       (705,227)        (336,317)        (411,275)           (507,047)        (225,558)     1,237,640          4,638
-------------    ------------     ------------     ------------        ------------     ------------   ------------   ------------
$ (93,750,965)   $ (3,351,021)    $ (9,666,107)    $ (6,910,560)       $ (7,061,608)    $ (1,367,609)  $   (864,337)  $  3,453,354
=============    ============     ============     ============        ============     ============   ============   ============

    3,067,058       5,247,730          827,668        1,278,141           1,020,200        1,295,159      3,421,251      1,212,995
      621,892       3,095,839          121,022          476,626             109,223          214,300        152,926        256,877
  (11,991,192)     (7,026,668)      (1,502,450)      (1,660,866)         (1,613,287)      (1,295,659)    (3,418,401)    (1,520,323)
-------------    ------------     ------------     ------------        ------------     ------------   ------------   ------------
   (8,302,242)      1,316,901         (553,760)          93,901            (483,864)         213,800        155,776        (50,451)
-------------    ------------     ------------     ------------        ------------     ------------   ------------   ------------

      425,461         500,906          178,890          287,646             140,225          220,013        832,629        569,706
      107,930         575,526           45,025          229,087              34,488           77,756          6,564          1,634
   (1,741,987)     (1,923,691)        (556,570)        (924,852)           (266,887)        (471,212)    (1,230,704)       (82,686)
-------------    ------------     ------------     ------------        ------------     ------------   ------------   ------------
   (1,208,596)       (847,259)        (332,655)        (408,119)            (92,174)        (173,443)      (391,511)       488,654
-------------    ------------     ------------     ------------        ------------     ------------   ------------   ------------

       19,754          52,159              661           28,682               5,837           78,856          4,699          1,385
       31,893         233,412           15,717          113,791              11,253           36,666            150            356
     (516,132)       (811,344)        (196,721)        (493,623)           (163,020)        (266,799)        (3,609)       (10,205)
-------------    ------------     ------------     ------------        ------------     ------------   ------------   ------------
     (464,485)       (525,773)        (180,343)        (351,150)           (145,930)        (151,277)         1,240         (8,464)
-------------    ------------     ------------     ------------        ------------     ------------   ------------   ------------

       27,975          11,388            2,327            5,514               2,622           21,157        136,094          1,202
        4,190          29,904            2,051           14,554               3,160           10,533          3,609            337
      (51,188)       (119,771)         (42,839)         (69,064)            (62,878)         (54,920)        (6,488)        (1,000)
-------------    ------------     ------------     ------------        ------------     ------------   ------------   ------------
      (19,023)        (78,479)         (38,461)         (48,996)            (57,096)         (23,230)       133,215            539
-------------    ------------     ------------     ------------        ------------     ------------   ------------   ------------
   (9,994,346)       (134,610)      (1,105,219)        (714,364)           (779,064)        (134,150)      (101,280)       430,278
=============    ============     ============     ============        ============     ============   ============   ============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                          TOTAL RETURN BOND                 SHORT TERM BOND
                                                                   -------------------------------   ----------------------------
                                                                        YEAR            YEAR            YEAR            YEAR
                                                                       ENDED            ENDED           ENDED           ENDED
                                                                      JULY 31,         JULY 31,        JULY 31,        JULY 31,
                                                                        2010            2009             2010            2009
                                                                   -------------    -------------    ------------    ------------
CAPITAL TRANSACTIONS:
Institutional Shares
  Shares issued                                                    $  21,481,489    $  19,208,925    $105,539,821    $ 48,552,815
  Dividends reinvested                                                11,764,448       17,544,398       2,773,302       4,464,621
  Shares redeemed                                                   (165,701,764)    (173,512,167)    (85,375,561)    (70,105,875)
                                                                   -------------    -------------    ------------    ------------
  Total Institutional Shares                                        (132,455,827)    (136,758,844)     22,937,562     (17,088,439)
                                                                   -------------    -------------    ------------    ------------

Class A Shares
  Shares issued                                                        2,119,658        1,316,714      33,923,197       2,357,106
  Dividends reinvested                                                   582,431          752,674         223,449         179,092
  Shares redeemed                                                     (4,430,450)      (5,455,646)    (18,764,483)     (3,333,529)
                                                                   -------------    -------------    ------------    ------------
  Total Class A Shares                                                (1,728,361)      (3,386,258)     15,382,163        (797,331)
                                                                   -------------    -------------    ------------    ------------

Class B Shares
  Shares issued                                                          294,023          833,950              NA              NA
  Dividends reinvested                                                    71,727          112,499              NA              NA
  Shares redeemed                                                     (1,642,970)      (1,273,235)             NA              NA
                                                                   -------------    -------------    ------------    ------------
  Total Class B Shares                                                (1,277,220)        (326,786)             NA              NA
                                                                   -------------    -------------    ------------    ------------

Class C Shares
  Shares issued                                                          192,416           50,745       9,642,820         720,627
  Dividends reinvested                                                    29,588           36,850          42,593           4,438
  Shares redeemed                                                       (156,022)        (798,428)       (410,337)        (33,921)
                                                                   -------------    -------------    ------------    ------------
  Total Class C Shares                                                    65,982         (710,833)      9,275,076         691,144
                                                                   -------------    -------------    ------------    ------------

Change from capital transactions                                   $(135,395,426)   $(141,182,721)   $ 47,594,801    $(17,194,626)
                                                                   =============    =============    ============    ============

SHARE TRANSACTIONS:
Institutional Shares
  Shares issued                                                        2,437,747        2,297,103      11,116,718       5,307,102
  Dividends reinvested                                                 1,341,405        2,120,776         292,734         492,093
  Shares redeemed                                                    (18,916,805)     (20,679,055)     (8,984,161)     (7,703,125)
                                                                   -------------    -------------    ------------    ------------
  Total Institutional Shares                                         (15,137,653)     (16,261,176)      2,425,291      (1,903,930)
                                                                   -------------    -------------    ------------    ------------

Class A Shares
  Shares issued                                                          241,518          158,575       3,582,327         257,999
  Dividends reinvested                                                    66,366           91,019          23,551          19,746
  Shares redeemed                                                       (505,394)        (657,156)     (1,978,057)       (366,103)
                                                                   -------------    -------------    ------------    ------------
  Total Class A Shares                                                  (197,510)        (407,562)      1,627,821         (88,358)
                                                                   -------------    -------------    ------------    ------------

Class B Shares
  Shares issued                                                           33,642          100,422              NA              NA
  Dividends reinvested                                                     8,170           13,605              NA              NA
  Shares redeemed                                                       (186,466)        (154,043)             NA              NA
                                                                   -------------    -------------    ------------    ------------
  Total Class B Shares                                                  (144,654)         (40,016)             NA              NA
                                                                   -------------    -------------    ------------    ------------

Class C Shares
  Shares issued                                                           21,610            6,026       1,018,756          79,265
  Dividends reinvested                                                     3,365            4,449           4,494             487
  Shares redeemed                                                        (17,765)         (91,543)        (43,159)         (3,746)
                                                                   -------------    -------------    ------------    ------------
  Total Class C Shares                                                     7,210          (81,068)        980,091          76,006
                                                                   -------------    -------------    ------------    ------------
Change from capital transactions                                     (15,472,607)     (16,789,822)      5,033,203      (1,916,282)
                                                                   =============    =============    ============    ============

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                         STATEMENT OF CASH FLOWS
                                                FOR THE YEAR ENDED JULY 31, 2010
--------------------------------------------------------------------------------

                                                                                                                     STRUCTURED
                                                                                                                     LARGE CAP
                                                                                                                        PLUS
                                                                                                                   -------------
INCREASE (DECREASE) IN CASH:

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations                                                                         $   9,518,079

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
Purchases of long-term securities                                                                                   (100,517,268)
Proceeds from sales of long-term securities                                                                           97,871,530
Purchase of short-term investment securities, net                                                                        868,829
Proceeds from securities sold short                                                                                   49,762,640
Buys to cover for securities sold short                                                                              (43,075,229)
Decrease in deposits with brokers for futures contracts                                                                  112,500
Increase in dividends receivable                                                                                         (36,165)
Increase in other assets                                                                                                  (1,985)
Proceeds from futures transactions                                                                                       455,915
Decrease in payable for investments purchased                                                                               (711)
Increase in payable to Advisor                                                                                             1,959
Decrease in distribution and administrative servicing fee payable                                                           (198)
Decrease dividends payable on securities sold short                                                                      (27,095)
Decrease in other liabilities                                                                                            (10,821)
Unrealized depreciation on investments                                                                                (8,909,224)
Net realized loss on investments                                                                                         216,799
                                                                                                                   -------------
Net cash received from operating activities                                                                            6,229,555
                                                                                                                   -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid                                                                                                  (64,220)
Proceeds from shares sold                                                                                                147,820
Payment on shares redeemed                                                                                            (6,280,666)
                                                                                                                   -------------
Net cash used for financing activities                                                                                (6,197,066)
                                                                                                                   -------------

NET INCREASE IN CASH                                                                                                      32,489

CASH AND FOREIGN CURRENCY:
Beginning of year                                                                                                             --
                                                                                                                   -------------
End of year                                                                                                        $      32,489
                                                                                                                   =============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid                                                                                                      $     206,016

Noncash financing activities not included herein consist of reinvestment of dividends of $740,604.

                       See notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                         CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                                       RESULTING FROM OPERATIONS                       DISTRIBUTIONS FROM
                                                    -------------------------------                  ----------------------
                                                                      NET REALIZED
                                                                           AND
                                                                       UNREALIZED      CHANGE IN
                                       NET ASSET                     GAINS/(LOSSES)    NET ASSETS
                                        VALUE,          NET              FROM          RESULTING        NET          NET
                                       BEGINNING     INVESTMENT       INVESTMENTS         FROM       INVESTMENT    REALIZED
                                       OF PERIOD    INCOME/(LOSS)     TRANSACTIONS     OPERATIONS      INCOME       GAINS
---------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH INSTITUTIONAL SHARES
Year ended 7/31/10                      $ 6.08      (0.03)[DELTA]         0.99            0.96            --           --
Year ended 7/31/09                      $ 8.09      (0.03)[DELTA]        (1.98)          (2.01)           --           --
Year ended 7/31/08                      $13.42      (0.06)[DELTA]        (0.77)          (0.83)           --        (4.50)
Year ended 7/31/07                      $14.10      (0.08)[DELTA]         2.64            2.56            --        (3.24)
Year ended 7/31/06                      $15.58      (0.11)[DELTA]         0.50            0.39            --        (1.87)
---------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS A SHARES
Year ended 7/31/10                      $ 5.66      (0.04)[DELTA]         0.92            0.88            --           --
Year ended 7/31/09                      $ 7.54      (0.04)[DELTA]        (1.84)          (1.88)           --           --
Year ended 7/31/08                      $12.84      (0.08)[DELTA]        (0.72)          (0.80)           --        (4.50)
Year ended 7/31/07                      $13.65      (0.11)[DELTA]         2.54            2.43            --        (3.24)
Year ended 7/31/06                      $15.17      (0.14)[DELTA]         0.49            0.35            --        (1.87)
---------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS B SHARES
Year ended 7/31/10                      $ 5.15      (0.08)[DELTA]         0.84            0.76            --           --
Year ended 7/31/09                      $ 6.92      (0.07)[DELTA]        (1.70)          (1.77)           --           --
Year ended 7/31/08                      $12.21      (0.14)[DELTA]        (0.65)          (0.79)           --        (4.50)
Year ended 7/31/07                      $13.21      (0.20)[DELTA]         2.44            2.24            --        (3.24)
Year ended 7/31/06                      $14.85      (0.25)[DELTA]         0.48            0.23            --        (1.87)
---------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS C SHARES
Year ended 7/31/10                      $ 5.16      (0.08)[DELTA]         0.82            0.74            --           --
Year ended 7/31/09                      $ 6.93      (0.07)[DELTA]        (1.70)          (1.77)           --           --
Year ended 7/31/08                      $12.23      (0.14)[DELTA]        (0.66)          (0.80)           --        (4.50)
Year ended 7/31/07                      $13.23      (0.20)[DELTA]         2.44            2.24            --        (3.24)
Year ended 7/31/06                      $14.86      (0.25)[DELTA]         0.49            0.24            --        (1.87)
---------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH INSTITUTIONAL SHARES
Year ended 7/31/10                      $ 7.34      (0.02)[DELTA]         1.34            1.32            --           --
Year ended 7/31/09                      $12.03      (0.01)[DELTA]        (3.27)          (3.28)           --        (1.41)
Year ended 7/31/08                      $15.70      (0.05)[DELTA]        (1.43)          (1.48)           --        (2.19)
Year ended 7/31/07                      $16.55      (0.07)[DELTA]@        2.72            2.65            --        (3.50)
Year ended 7/31/06                      $16.03      (0.04)[DELTA]         0.77            0.73         (0.02)       (0.19)
---------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS A SHARES
Year ended 7/31/10                      $ 6.96      (0.04)[DELTA]         1.28            1.24            --           --
Year ended 7/31/09                      $11.56      (0.03)[DELTA]        (3.16)          (3.19)           --        (1.41)
Year ended 7/31/08                      $15.20      (0.08)[DELTA]        (1.37)          (1.45)           --        (2.19)
Year ended 7/31/07                      $16.17      (0.11)[DELTA]@        2.64            2.53            --        (3.50)
Year ended 7/31/06                      $15.69      (0.08)[DELTA]         0.76            0.68         (0.01)       (0.19)
---------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS B SHARES
Year ended 7/31/10                      $ 6.24      (0.09)[DELTA]         1.13            1.04            --           --
Year ended 7/31/09                      $10.68      (0.07)[DELTA]        (2.96)          (3.03)           --        (1.41)
Year ended 7/31/08                      $14.31      (0.17)[DELTA]        (1.27)          (1.44)           --        (2.19)
Year ended 7/31/07                      $15.50      (0.21)[DELTA]@        2.52            2.31            --        (3.50)
Year ended 7/31/06                      $15.16      (0.20)[DELTA]         0.73            0.53            --        (0.19)
---------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS C SHARES
Year ended 7/31/10                      $ 5.82      (0.08)[DELTA]         1.06            0.98            --           --
Year ended 7/31/09                      $10.13      (0.07)[DELTA]        (2.83)          (2.90)           --        (1.41)
Year ended 7/31/08                      $13.65      (0.16)[DELTA]        (1.17)          (1.33)           --        (2.19)
Year ended 7/31/07                      $14.94      (0.20)[DELTA]@        2.41            2.21            --        (3.50)
Year ended 7/31/06                      $14.61      (0.19)[DELTA]         0.71            0.52            --        (0.19)
---------------------------------------------------------------------------------------------------------------------------

                  See notes to financial highlights
                  and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                           RATIOS/SUPPLEMENTAL DATA
                                        --------------------------------------------------------------
                                                   RATIOS OF     RATIOS OF     RATIOS OF
                  NET        TOTAL        NET      EXPENSES      EXPENSES         NET
    TOTAL        ASSET       RETURN     ASSETS,       TO             TO        INVESTMENT
  DIVIDENDS      VALUE,    (EXCLUDES    END OF      AVERAGE       AVERAGE        INCOME      PORTFOLIO
     AND         END OF      SALES      PERIOD        NET           NET        TO AVERAGE    TURNOVER
DISTRIBUTIONS    PERIOD     CHARGE)     (000'S)    ASSETS (a)    ASSETS (b)    NET ASSETS    RATE (d)
------------------------------------------------------------------------------------------------------
       --        $ 7.04      15.79%    $ 35,914       1.25%         1.01%        (0.45)%        86%
       --        $ 6.08     (24.85)%   $ 43,273       1.25%         1.01%        (0.48)%        81%
    (4.50)       $ 8.09     (10.17)%   $ 66,801       1.09%         1.01%        (0.60)%       105%
    (3.24)       $13.42      20.45%    $112,591       1.06%         1.01%        (0.59)%        90%
    (1.87)       $14.10       2.71%    $126,809       1.03%         1.02%        (0.75)%        67%
------------------------------------------------------------------------------------------------------

       --        $ 6.54      15.55%    $  7,036       1.50%         1.26%        (0.69)%        86%
       --        $ 5.66     (24.93)%   $  6,630       1.50%         1.26%        (0.73)%        81%
    (4.50)       $ 7.54     (10.48)%   $ 10,722       1.34%         1.26%        (0.86)%       105%
    (3.24)       $12.84      20.11%    $ 16,036       1.30%         1.26%        (0.84)%        90%
    (1.87)       $13.65       2.50%    $ 17,783       1.28%         1.27%        (0.99)%        67%
------------------------------------------------------------------------------------------------------

       --        $ 5.91      14.76%    $    351       2.25%         2.01%        (1.46)%        86%
       --        $ 5.15     (25.58)%   $    549       2.25%         2.01%        (1.48)%        81%
    (4.50)       $ 6.92     (11.15)%   $    897       2.09%         2.01%        (1.61)%       105%
    (3.24)       $12.21      19.31%    $  1,318       2.06%         2.01%        (1.59)%        90%
    (1.87)       $13.21       1.69%    $  1,414       2.03%         2.02%        (1.74)%        67%
------------------------------------------------------------------------------------------------------

       --        $ 5.90      14.34%    $    111       2.25%         2.01%        (1.44)%        86%
       --        $ 5.16     (25.54)%   $    234       2.26%         2.01%        (1.49)%        81%
    (4.50)       $ 6.93     (11.14)%   $    273       2.09%         2.01%        (1.61)%       105%
    (3.24)       $12.23      19.18%    $    426       2.05%         2.01%        (1.60)%        90%
    (1.87)       $13.23       1.75%    $    384       2.03%         2.02%        (1.75)%        67%
------------------------------------------------------------------------------------------------------

       --        $ 8.66      17.98%    $ 68,705       1.23%         0.89%        (0.25)%        92%
    (1.41)       $ 7.34     (23.93)%   $ 81,725       1.17%         1.01%        (0.15)%        47%
    (2.19)       $12.03     (11.24)%   $209,074       1.11%         1.09%        (0.38)%        96%
    (3.50)       $15.70      17.32%@   $313,124       1.09%         1.09%        (0.48)%        55%
    (0.21)       $16.55       4.56%    $318,133       1.08%         1.08%        (0.24)%        69%
------------------------------------------------------------------------------------------------------

       --        $ 8.20      17.82%    $ 12,084       1.48%         1.14%        (0.50)%        92%
    (1.41)       $ 6.96     (24.18)%   $ 11,989       1.42%         1.24%        (0.38)%        47%
    (2.19)       $11.56     (11.43)%   $ 20,378       1.36%         1.34%        (0.62)%        96%
    (3.50)       $15.20      16.93%@   $ 29,103       1.35%         1.34%        (0.73)%        55%
    (0.20)       $16.17       4.34%    $ 34,437       1.33%         1.33%        (0.49)%        69%
------------------------------------------------------------------------------------------------------

       --        $ 7.28      16.67%    $  1,062       2.23%         1.89%        (1.25)%        92%
    (1.41)       $ 6.24     (24.72)%   $  1,883       2.17%         2.00%        (1.13)%        47%
    (2.19)       $10.68     (12.14)%   $  4,187       2.11%         2.09%        (1.38)%        96%
    (3.50)       $14.31      16.14%@   $  5,707       2.09%         2.09%        (1.48)%        55%
    (0.19)       $15.50       3.51%    $  6,507       2.08%         2.08%        (1.24)%        69%
------------------------------------------------------------------------------------------------------

       --        $ 6.80      16.84%    $    246       2.23%         1.89%        (1.24)%        92%
    (1.41)       $ 5.82     (24.82)%   $    376       2.17%         2.00%        (1.13)%        47%
    (2.19)       $10.13     (11.88)%   $    714       2.11%         2.09%        (1.37)%        96%
    (3.50)       $13.65      16.07%@   $    802       2.09%         2.09%        (1.47)%        55%
    (0.19)       $14.94       3.57%    $  1,122       2.08%         2.08%        (1.22)%        69%
------------------------------------------------------------------------------------------------------

                  See notes to financial highlights
                  and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                         CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                                       RESULTING FROM OPERATIONS                       DISTRIBUTIONS FROM
                                                    -------------------------------                  ----------------------
                                                                      NET REALIZED
                                                                         AND
                                                                      UNREALIZED       CHANGE IN
                                       NET ASSET                     GAINS/(LOSSES)    NET ASSETS
                                        VALUE,          NET              FROM          RESULTING        NET          NET
                                       BEGINNING     INVESTMENT       INVESTMENTS        FROM        INVESTMENT    REALIZED
                                       OF PERIOD    INCOME/(LOSS)     TRANSACTIONS     OPERATIONS      INCOME       GAINS
---------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH INSTITUTIONAL SHARES
Year ended 7/31/10                      $12.44       0.02[DELTA]          1.02            1.04         (0.04)         --
Year ended 7/31/09                      $16.57       0.07[DELTA]         (3.66)          (3.59)        (0.04)       (0.50)
Year ended 7/31/08                      $18.52       0.04[DELTA]          0.72            0.76         (0.04)       (2.67)
Year ended 7/31/07                      $15.67       0.11[DELTA]@         3.07            3.18         (0.08)       (0.25)
Year ended 7/31/06                      $16.34      (0.03)[DELTA]        (0.64)          (0.67)           --           --
---------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS A SHARES
Year ended 7/31/10                      $12.09      (0.01)[DELTA]         0.98            0.97         (0.02)          --
Year ended 7/31/09                      $16.14       0.04[DELTA]         (3.56)          (3.52)        (0.03)       (0.50)
Year ended 7/31/08                      $18.12      (0.01)[DELTA]         0.71            0.70         (0.01)       (2.67)
Year ended 7/31/07                      $15.36       0.06[DELTA]@         3.01            3.07         (0.06)       (0.25)
Year ended 7/31/06                      $16.05      (0.07)[DELTA]        (0.62)          (0.69)           --           --
---------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS B SHARES
Year ended 7/31/10                      $11.27      (0.10)[DELTA]         0.91            0.81            --           --
Year ended 7/31/09                      $15.19      (0.04)[DELTA]        (3.38)          (3.42)           --        (0.50)
Year ended 7/31/08                      $17.30      (0.13)[DELTA]         0.69            0.56            --        (2.67)
Year ended 7/31/07                      $14.74      (0.06)[DELTA]@        2.88            2.82         (0.01)       (0.25)
Year ended 7/31/06                      $15.52      (0.18)[DELTA]        (0.60)          (0.78)           --           --
---------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS C SHARES
Year ended 7/31/10                      $10.91      (0.10)[DELTA]         0.89            0.79            --           --
Year ended 7/31/09                      $14.72      (0.04)[DELTA]        (3.27)          (3.31)           --        (0.50)
Year ended 7/31/08                      $16.85      (0.12)[DELTA]         0.66            0.54            --        (2.67)
Year ended 7/31/07                      $14.36      (0.06)[DELTA]@        2.81            2.75         (0.01)       (0.25)
Year ended 7/31/06                      $15.12      (0.18)[DELTA]        (0.58)          (0.76)           --           --
---------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH INSTITUTIONAL SHARES
Year ended 7/31/10                      $18.36       0.27[DELTA]          1.64            1.91         (0.27)          --
Year ended 7/31/09                      $23.76       0.32[DELTA]         (5.34)          (5.02)        (0.38)          --
Year ended 7/31/08                      $25.50       0.34[DELTA]         (1.77)          (1.43)        (0.31)          --
Year ended 7/31/07                      $22.56       0.57[DELTA]@         2.85            3.42         (0.48)          --
Year ended 7/31/06                      $21.71       0.28[DELTA]          0.83            1.11         (0.26)          --
---------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS A SHARES
Year ended 7/31/10                      $18.03       0.22[DELTA]          1.61            1.83         (0.22)          --
Year ended 7/31/09                      $23.35       0.26[DELTA]         (5.24)          (4.98)        (0.34)          --
Year ended 7/31/08                      $25.07       0.27[DELTA]         (1.74)          (1.47)        (0.25)          --
Year ended 7/31/07                      $22.18       0.49[DELTA]@         2.82            3.31         (0.42)          --
Year ended 7/31/06                      $21.34       0.23[DELTA]          0.85            1.08         (0.24)          --
---------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS B SHARES
Year ended 7/31/10                      $17.42       0.07[DELTA]          1.55            1.62         (0.07)          --
Year ended 7/31/09                      $22.57       0.14[DELTA]         (5.08)          (4.94)        (0.21)          --
Year ended 7/31/08                      $24.31       0.08[DELTA]         (1.67)          (1.59)        (0.15)          --
Year ended 7/31/07                      $21.53       0.31[DELTA]@         2.71            3.02         (0.24)          --
Year ended 7/31/06                      $20.83       0.06[DELTA]          0.80            0.86         (0.16)          --
---------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS C SHARES
Year ended 7/31/10                      $16.89       0.06[DELTA]          1.52            1.58         (0.09)          --
Year ended 7/31/09                      $21.92       0.12[DELTA]         (4.92)          (4.80)        (0.23)          --
Year ended 7/31/08                      $23.67       0.08[DELTA]         (1.68)          (1.60)        (0.15)          --
Year ended 7/31/07                      $20.97       0.29[DELTA]@         2.66            2.95         (0.25)          --
Year ended 7/31/06                      $20.27       0.07[DELTA]          0.78            0.85         (0.15)          --
---------------------------------------------------------------------------------------------------------------------------

                  See notes to financial highlights
                  and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                           RATIOS/SUPPLEMENTAL DATA
                                        --------------------------------------------------------------
                                                   RATIOS OF     RATIOS OF     RATIOS OF
                  NET        TOTAL       NET       EXPENSES       EXPENSES        NET
    TOTAL        ASSET      RETURN      ASSETS,       TO             TO        INVESTMENT
  DIVIDENDS      VALUE,    (EXCLUDES    END OF      AVERAGE       AVERAGE        INCOME      PORTFOLIO
     AND         END OF      SALES      PERIOD        NET           NET        TO AVERAGE    TURNOVER
DISTRIBUTIONS    PERIOD     CHARGE)     (000'S)    ASSETS (a)    ASSETS (b)    NET ASSETS    RATE (d)
------------------------------------------------------------------------------------------------------
    (0.04)       $13.44       8.33%    $232,350       1.13%         1.06%         0.17%         56%
    (0.54)       $12.44     (21.13)%   $237,049       1.13%         1.06%         0.62%         31%
    (2.71)       $16.57       2.79%    $371,615       1.11%         1.07%         0.21%         57%
    (0.33)       $18.52      20.51%@   $535,734       1.10%         1.08%         0.52%         98%
       --        $15.67      (4.10)%   $616,737       1.08%         1.08%        (0.18)%       108%
------------------------------------------------------------------------------------------------------

    (0.02)       $13.04       8.03%    $ 58,198       1.38%         1.31%        (0.08)%        56%
    (0.53)       $12.09     (21.29)%   $ 61,219       1.38%         1.31%         0.37%         31%
    (2.68)       $16.14       2.51%    $ 90,015       1.36%         1.32%        (0.03)%        57%
    (0.31)       $18.12      20.18%@   $ 92,728       1.35%         1.33%         0.27%         98%
       --        $15.36      (4.30)%   $114,828       1.33%         1.33%        (0.42)%       108%
------------------------------------------------------------------------------------------------------

       --        $12.08       7.19%    $  2,563       2.13%         2.06%        (0.81)%        56%
    (0.50)       $11.27     (21.96)%   $  6,185       2.12%         2.06%        (0.37)%        31%
    (2.67)       $15.19       1.78%    $ 14,165       2.11%         2.07%        (0.77)%        57%
    (0.26)       $17.30      19.29%@   $ 11,347       2.10%         2.08%        (0.49)%        98%
       --        $14.74      (5.03)%   $ 13,259       2.08%         2.08%        (1.18)%       108%
------------------------------------------------------------------------------------------------------

       --        $11.70       7.34%    $  1,133       2.13%         2.06%        (0.81)%        56%
    (0.50)       $10.91     (21.97)%   $  1,631       2.13%         2.06%        (0.38)%        31%
    (2.67)       $14.72       1.70%    $  2,805       2.11%         2.07%        (0.77)%        57%
    (0.26)       $16.85      19.30%@   $  2,275       2.10%         2.08%        (0.45)%        98%
       --        $14.36      (5.03)%   $  3,199       2.08%         2.08%        (1.17)%       108%
------------------------------------------------------------------------------------------------------

    (0.27)       $20.00      10.44%    $  5,127       2.82%         0.73%         1.37%         63%
    (0.38)       $18.36     (21.12)%   $  6,977       2.22%         0.73%         1.76%        102%
    (0.31)       $23.76      (5.69)%   $ 16,556       1.76%         0.73%         1.33%         76%
    (0.48)       $25.50      15.22%@   $ 18,875       1.67%         0.73%         2.08%         68%
    (0.26)       $22.56       5.14%    $ 15,759       2.72%         0.73%         1.25%        147%
------------------------------------------------------------------------------------------------------

    (0.22)       $19.64      10.19%    $  1,963       3.07%         0.98%         1.11%         63%
    (0.34)       $18.03     (21.37)%   $  2,078       2.50%         0.98%         1.49%        102%
    (0.25)       $23.35      (5.93)%   $  3,074       2.00%         0.98%         1.08%         76%
    (0.42)       $25.07      14.97%@   $  3,926       1.92%         0.98%         1.80%         68%
    (0.24)       $22.18       5.05%    $  4,670       2.93%         0.98%         1.08%        147%
------------------------------------------------------------------------------------------------------

    (0.07)       $18.97       9.38%    $     70       3.82%         1.73%         0.38%         63%
    (0.21)       $17.42     (21.93)%   $    113       3.21%         1.73%         0.79%        102%
    (0.15)       $22.57      (6.62)%   $    225       2.74%         1.73%         0.34%         76%
    (0.24)       $24.31      14.11%@   $    369       2.66%         1.73%         1.08%         68%
    (0.16)       $21.53       4.13%    $    371       3.70%         1.73%         0.27%        147%
------------------------------------------------------------------------------------------------------

    (0.09)       $18.38       9.34%    $    162       3.82%         1.73%         0.35%         63%
    (0.23)       $16.89     (21.93)%   $    156       3.26%         1.73%         0.75%        102%
    (0.15)       $21.92      (6.83)%   $    228       2.74%         1.73%         0.34%         76%
    (0.25)       $23.67      14.12%@   $    356       2.67%         1.73%         1.02%         68%
    (0.15)       $20.97       4.22%    $    389       3.71%         1.73%         0.32%        147%
------------------------------------------------------------------------------------------------------

                  See notes to financial highlights
                  and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                         CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                                       RESULTING FROM OPERATIONS                       DISTRIBUTIONS FROM
                                                    -------------------------------                  ----------------------
                                                                      NET REALIZED
                                                                         AND
                                                                      UNREALIZED       CHANGE IN
                                       NET ASSET                     GAINS/(LOSSES)    NET ASSETS
                                        VALUE,          NET              FROM          RESULTING        NET          NET
                                       BEGINNING     INVESTMENT       INVESTMENTS        FROM        INVESTMENT    REALIZED
                                       OF PERIOD    INCOME/(LOSS)     TRANSACTIONS     OPERATIONS      INCOME       GAINS
---------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE INSTITUTIONAL SHARES
Year ended 7/31/10                      $ 3.24      (0.01)[DELTA]         0.69            0.68            --           --
Year ended 7/31/09                      $ 3.75       0.02[DELTA]         (0.51)          (0.49)        (0.01)       (0.01)
Year ended 7/31/08                      $ 7.02       0.02[DELTA]         (0.78)          (0.76)        (0.01)       (2.50)
Year ended 7/31/07                      $ 8.05       0.01[DELTA]          0.93            0.94         (0.05)       (1.92)
Year ended 7/31/06                      $11.00       0.02[DELTA]          0.17            0.19         (0.01)       (3.13)
---------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS A SHARES
Year ended 7/31/10                      $ 3.01      (0.01)[DELTA]         0.63            0.62            --           --
Year ended 7/31/09                      $ 3.49       0.01[DELTA]         (0.47)          (0.46)        (0.01)       (0.01)
Year ended 7/31/08                      $ 6.73       0.01[DELTA]         (0.75)          (0.74)           --        (2.50)
Year ended 7/31/07                      $ 7.80      (0.01)[DELTA]         0.90            0.89         (0.04)       (1.92)
Year ended 7/31/06                      $10.78         --^[DELTA]         0.15            0.15            --^       (3.13)
---------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS B SHARES
Year ended 7/31/10                      $ 2.71      (0.03)[DELTA]         0.57            0.54            --           --
Year ended 7/31/09                      $ 3.16      (0.01)[DELTA]        (0.43)          (0.44)           --        (0.01)
Year ended 7/31/08                      $ 6.39      (0.02)[DELTA]        (0.71)          (0.73)           --        (2.50)
Year ended 7/31/07                      $ 7.52      (0.06)[DELTA]         0.86            0.80         (0.01)       (1.92)
Year ended 7/31/06                      $10.56      (0.06)[DELTA]         0.15            0.09            --        (3.13)
---------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS C SHARES
Year ended 7/31/10                      $ 2.72      (0.04)[DELTA]         0.57            0.53            --           --
Year ended 7/31/09                      $ 3.17      (0.01)[DELTA]        (0.43)          (0.44)           --        (0.01)
Year ended 7/31/08                      $ 6.39      (0.02)[DELTA]        (0.70)          (0.72)           --        (2.50)
Year ended 7/31/07                      $ 7.52      (0.05)[DELTA]         0.84            0.79            --        (1.92)
Year ended 7/31/06                      $10.56      (0.06)[DELTA]         0.15            0.09            --        (3.13)
---------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE INSTITUTIONAL SHARES
Year ended 7/31/10                      $13.48       0.11[DELTA]          2.85            2.96         (0.10)          --
Year ended 7/31/09                      $17.04       0.21[DELTA]         (3.55)          (3.34)        (0.22)          --
Year ended 7/31/08                      $20.29       0.19[DELTA]         (0.91)          (0.72)        (0.16)       (2.37)
Year ended 7/31/07                      $20.89       0.13[DELTA]          2.12            2.25         (0.08)       (2.77)
Year ended 7/31/06                      $22.82       0.09                 0.46            0.55         (0.05)       (2.43)
---------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS A SHARES
Year ended 7/31/10                      $13.33       0.06[DELTA]          2.83            2.89         (0.07)          --
Year ended 7/31/09                      $16.84       0.18[DELTA]         (3.51)          (3.33)        (0.18)          --
Year ended 7/31/08                      $20.09       0.14[DELTA]         (0.90)          (0.76)        (0.12)       (2.37)
Year ended 7/31/07                      $20.74       0.08[DELTA]          2.11            2.19         (0.07)       (2.77)
Year ended 7/31/06                      $22.68       0.02                 0.47            0.49            --        (2.43)
---------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS B SHARES
Year ended 7/31/10                      $12.77      (0.05)[DELTA]         2.70            2.65            --           --
Year ended 7/31/09                      $16.11       0.08[DELTA]         (3.35)          (3.27)        (0.07)          --
Year ended 7/31/08                      $19.34         --^[DELTA]        (0.86)          (0.86)           --        (2.37)
Year ended 7/31/07                      $20.18      (0.08)[DELTA]         2.05            1.97         (0.04)       (2.77)
Year ended 7/31/06                      $22.29      (0.13)                0.45            0.32            --        (2.43)
---------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS C SHARES
Year ended 7/31/10                      $12.73      (0.06)[DELTA]         2.70            2.64            --           --
Year ended 7/31/09                      $16.07       0.08[DELTA]         (3.33)          (3.25)        (0.09)          --
Year ended 7/31/08                      $19.31         --^[DELTA]        (0.87)          (0.87)           --        (2.37)
Year ended 7/31/07                      $20.14      (0.08)[DELTA]         2.06            1.98         (0.04)       (2.77)
Year ended 7/31/06                      $22.25      (0.14)                0.46            0.32            --        (2.43)
---------------------------------------------------------------------------------------------------------------------------

                  See notes to financial highlights
                  and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                           RATIOS/SUPPLEMENTAL DATA
                                        --------------------------------------------------------------
                                                   RATIOS OF     RATIOS OF     RATIOS OF
                  NET        TOTAL       NET       EXPENSES       EXPENSES        NET
    TOTAL        ASSET      RETURN      ASSETS,       TO             TO        INVESTMENT
  DIVIDENDS      VALUE,    (EXCLUDES    END OF      AVERAGE       AVERAGE        INCOME      PORTFOLIO
     AND         END OF      SALES      PERIOD        NET           NET        TO AVERAGE    TURNOVER
DISTRIBUTIONS    PERIOD     CHARGE)     (000'S)    ASSETS (a)    ASSETS (b)    NET ASSETS    RATE (d)
------------------------------------------------------------------------------------------------------
      --         $ 3.92      20.99%    $ 21,195       1.82%         1.35%        (0.16)%        56%
    (0.02)       $ 3.24     (12.86)%   $ 17,394       1.89%         1.35%         0.64%         46%
    (2.51)       $ 3.75     (12.23)%   $ 22,662       1.82%         1.35%         0.37%         49%
    (1.97)       $ 7.02      12.53%    $ 51,541       1.52%         1.35%         0.17%         72%
    (3.14)       $ 8.05       1.93%    $ 72,981       1.40%         1.37%         0.23%         42%
------------------------------------------------------------------------------------------------------

       --        $ 3.63      20.60%    $ 11,649       2.07%         1.60%        (0.41)%        56%
    (0.02)       $ 3.01     (13.18)%   $  7,497       2.14%         1.60%         0.40%         46%
    (2.50)       $ 3.49     (12.41)%   $ 10,552       2.06%         1.60%         0.16%         49%
    (1.96)       $ 6.73      12.24%    $ 11,486       1.77%         1.60%        (0.08)%        72%
    (3.13)       $ 7.80       1.59%    $ 17,759       1.65%         1.62%        (0.05)%        42%
------------------------------------------------------------------------------------------------------

       --        $ 3.25      19.93%    $    998       2.82%         2.35%        (1.15)%        56%
    (0.01)       $ 2.71     (13.80)%   $  1,937       2.89%         2.35%        (0.34)%        46%
    (2.50)       $ 3.16     (13.23)%   $  3,032       2.81%         2.35%        (0.62)%        49%
    (1.93)       $ 6.39      11.38%    $  5,069       2.53%         2.35%        (0.87)%        72%
    (3.13)       $ 7.52       0.86%    $  6,032       2.40%         2.37%        (0.73)%        42%
------------------------------------------------------------------------------------------------------

       --        $ 3.25      19.49%    $  2,876       2.82%         2.35%        (1.17)%        56%
    (0.01)       $ 2.72     (13.75)%   $  1,446       2.88%         2.35%        (0.35)%        46%
    (2.50)       $ 3.17     (12.95)%   $  1,749       2.81%         2.35%        (0.62)%        49%
    (1.92)       $ 6.39      11.28%    $  2,853       2.51%         2.35%        (0.75)%        72%
    (3.13)       $ 7.52       0.86%    $  5,161       2.40%         2.37%        (0.71)%        42%
------------------------------------------------------------------------------------------------------

    (0.10)       $16.34      22.00%    $ 59,572       1.31%         1.16%         0.67%         65%
    (0.22)       $13.48     (19.32)%   $ 65,235       1.30%         1.20%         1.68%         68%
    (2.53)       $17.04      (3.68)%   $ 86,463       1.24%         1.19%         1.05%         60%
    (2.85)       $20.29      10.77%    $110,873       1.25%         1.20%         0.61%         46%
    (2.48)       $20.89       2.62%    $116,503       1.24%         1.21%         0.39%         99%
------------------------------------------------------------------------------------------------------

    (0.07)       $16.15      21.69%    $  2,241       1.56%         1.41%         0.39%         65%
    (0.18)       $13.33     (19.56)%   $  1,275       1.55%         1.45%         1.42%         68%
    (2.49)       $16.84      (3.95)%   $  1,682       1.50%         1.45%         0.77%         60%
    (2.84)       $20.09      10.53%    $  2,198       1.50%         1.45%         0.36%         46%
    (2.43)       $20.74       2.36%    $  2,434       1.49%         1.46%         0.11%         99%
------------------------------------------------------------------------------------------------------

       --        $15.42      20.76%    $    581       2.31%         2.16%        (0.35)%        65%
    (0.07)       $12.77     (20.16)%   $    572       2.30%         2.20%         0.68%         68%
    (2.37)       $16.11      (4.68)%   $    834       2.25%         2.20%         0.03%         60%
    (2.81)       $19.34       9.63%    $  1,104       2.25%         2.20%        (0.39)%        46%
    (2.43)       $20.18       1.59%    $  1,221       2.24%         2.21%        (0.64)%        99%
------------------------------------------------------------------------------------------------------

       --        $15.37      20.83%    $    828       2.31%         2.16%        (0.37)%        65%
    (0.09)       $12.73     (20.17)%   $    399       2.30%         2.20%         0.68%         68%
    (2.37)       $16.07      (4.74)%   $    384       2.25%         2.20%         0.01%         60%
    (2.81)       $19.31       9.66%    $    713       2.25%         2.20%        (0.39)%        46%
    (2.43)       $20.14       1.59%    $    839       2.24%         2.21%        (0.64)%        99%
------------------------------------------------------------------------------------------------------

                  See notes to financial highlights
                  and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                         CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                                       RESULTING FROM OPERATIONS                       DISTRIBUTIONS FROM
                                                    -------------------------------                  ----------------------
                                                                      NET REALIZED
                                                                         AND
                                                                      UNREALIZED       CHANGE IN
                                       NET ASSET                     GAINS/(LOSSES)    NET ASSETS
                                        VALUE,          NET              FROM          RESULTING        NET          NET
                                       BEGINNING     INVESTMENT       INVESTMENTS        FROM        INVESTMENT    REALIZED
                                       OF PERIOD    INCOME/(LOSS)     TRANSACTIONS     OPERATIONS      INCOME       GAINS
---------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE INSTITUTIONAL SHARES
Year ended 7/31/10                      $12.52      0.16[DELTA]           1.26            1.42         (0.15)          --
Year ended 7/31/09                      $17.98      0.24[DELTA]          (4.42)          (4.18)        (0.27)       (1.01)
Year ended 7/31/08                      $25.65      0.31[DELTA]          (4.14)          (3.83)        (0.28)       (3.56)
Year ended 7/31/07                      $25.68      0.37[DELTA]           4.19            4.56         (0.36)       (4.23)
Year ended 7/31/06                      $26.04      0.26                  1.77            2.03         (0.24)       (2.15)
---------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE CLASS A SHARES
Year ended 7/31/10                      $12.30      0.12[DELTA]           1.24            1.36         (0.12)          --
Year ended 7/31/09                      $17.69      0.21[DELTA]          (4.35)          (4.14)        (0.24)       (1.01)
Year ended 7/31/08                      $25.30      0.25[DELTA]          (4.07)          (3.82)        (0.23)       (3.56)
Year ended 7/31/07                      $25.39      0.30[DELTA]           4.13            4.43         (0.29)       (4.23)
Year ended 7/31/06                      $25.76      0.19                  1.77            1.96         (0.18)       (2.15)
---------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE CLASS B SHARES
Year ended 7/31/10                      $11.66      0.02[DELTA]           1.17            1.19         (0.02)          --
Year ended 7/31/09                      $16.90      0.11[DELTA]          (4.18)          (4.07)        (0.16)       (1.01)
Year ended 7/31/08                      $24.35      0.09[DELTA]          (3.89)          (3.80)        (0.09)       (3.56)
Year ended 7/31/07                      $24.61      0.10[DELTA]           3.99            4.09         (0.12)       (4.23)
Year ended 7/31/06                      $25.11        --^                 1.71            1.71         (0.06)       (2.15)
---------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE CLASS C SHARES
Year ended 7/31/10                      $11.63      0.02[DELTA]           1.17            1.19         (0.03)          --
Year ended 7/31/09                      $16.86      0.11[DELTA]          (4.16)          (4.05)        (0.17)       (1.01)
Year ended 7/31/08                      $24.32      0.09[DELTA]          (3.89)          (3.80)        (0.10)       (3.56)
Year ended 7/31/07                      $24.59      0.11[DELTA]           3.98            4.09         (0.13)       (4.23)
Year ended 7/31/06                      $25.09        --^                 1.71            1.71         (0.06)       (2.15)
---------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE INSTITUTIONAL SHARES
Year ended 7/31/10                      $ 8.55      0.15[DELTA]           0.86            1.01         (0.14)          --
Year ended 7/31/09                      $11.48      0.22[DELTA]          (2.74)          (2.52)        (0.25)       (0.16)
Year ended 7/31/08                      $14.39      0.25[DELTA]          (2.03)          (1.78)        (0.23)       (0.90)
Year ended 7/31/07                      $14.72      0.22[DELTA]@          1.80            2.02         (0.22)       (2.13)
Year ended 7/31/06                      $15.08      0.21                  1.07            1.28         (0.20)       (1.44)
---------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS A SHARES
Year ended 7/31/10                      $ 8.52      0.13[DELTA]           0.85            0.98         (0.11)          --
Year ended 7/31/09                      $11.44      0.19[DELTA]          (2.72)          (2.53)        (0.23)       (0.16)
Year ended 7/31/08                      $14.35      0.21[DELTA]          (2.03)          (1.82)        (0.19)       (0.90)
Year ended 7/31/07                      $14.69      0.18[DELTA]@          1.79            1.97         (0.18)       (2.13)
Year ended 7/31/06                      $15.05      0.17                  1.07            1.24         (0.16)       (1.44)
---------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS B SHARES
Year ended 7/31/10                      $ 8.62      0.06[DELTA]           0.85            0.91         (0.04)          --
Year ended 7/31/09                      $11.57      0.14[DELTA]          (2.76)          (2.62)        (0.17)       (0.16)
Year ended 7/31/08                      $14.49      0.12[DELTA]          (2.05)          (1.93)        (0.09)       (0.90)
Year ended 7/31/07                      $14.81      0.08[DELTA]@          1.80            1.88         (0.07)       (2.13)
Year ended 7/31/06                      $15.17      0.06                  1.08            1.14         (0.06)       (1.44)
---------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS C SHARES
Year ended 7/31/10                      $ 8.42      0.05[DELTA]           0.85            0.90         (0.05)          --
Year ended 7/31/09                      $11.32      0.13[DELTA]          (2.70)          (2.57)        (0.17)       (0.16)
Year ended 7/31/08                      $14.21      0.11[DELTA]          (2.01)          (1.90)        (0.09)       (0.90)
Year ended 7/31/07                      $14.56      0.08[DELTA]@          1.77            1.85         (0.07)       (2.13)
Year ended 7/31/06                      $14.94      0.06                  1.06            1.12         (0.06)       (1.44)
---------------------------------------------------------------------------------------------------------------------------

                  See notes to financial highlights
                  and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                           RATIOS/SUPPLEMENTAL DATA
                                        --------------------------------------------------------------
                                                   RATIOS OF     RATIOS OF     RATIOS OF
                  NET        TOTAL       NET       EXPENSES       EXPENSES        NET
    TOTAL        ASSET      RETURN      ASSETS,       TO             TO        INVESTMENT
  DIVIDENDS      VALUE,    (EXCLUDES    END OF      AVERAGE       AVERAGE        INCOME      PORTFOLIO
     AND         END OF      SALES      PERIOD        NET           NET        TO AVERAGE    TURNOVER
DISTRIBUTIONS    PERIOD     CHARGE)     (000'S)    ASSETS (a)    ASSETS (b)    NET ASSETS    RATE (d)
------------------------------------------------------------------------------------------------------
    (0.15)       $13.79      11.30%    $ 86,521       1.42%         1.07%         1.12%         37%
    (1.28)       $12.52     (22.15)%   $ 93,858       1.40%         1.16%         2.00%         42%
    (3.84)       $17.98     (17.47)%   $165,714       1.34%         1.19%         1.43%         43%
    (4.59)       $25.65      18.93%    $223,709       1.31%         1.22%         1.40%         23%
    (2.39)       $25.68       8.38%    $226,189       1.31%         1.29%         0.99%         40%
------------------------------------------------------------------------------------------------------

    (0.12)       $13.54      11.01%    $ 35,731       1.67%         1.32%         0.86%         37%
    (1.25)       $12.30     (22.29)%   $ 33,491       1.65%         1.41%         1.72%         42%
    (3.79)       $17.69     (17.65)%   $ 52,999       1.59%         1.44%         1.19%         43%
    (4.52)       $25.30      18.58%    $ 44,717       1.56%         1.47%         1.14%         23%
    (2.33)       $25.39       8.16%    $ 38,714       1.56%         1.54%         0.74%         40%
------------------------------------------------------------------------------------------------------

    (0.02)       $12.83      10.24%    $  4,182       2.42%         2.07%         0.14%         37%
    (1.17)       $11.66     (22.98)%   $  8,991       2.40%         2.16%         0.99%         42%
    (3.65)       $16.90     (18.24)%   $ 15,431       2.34%         2.19%         0.43%         43%
    (4.35)       $24.35      17.65%    $ 23,974       2.31%         2.22%         0.40%         23%
    (2.21)       $24.61       7.33%    $ 21,679       2.31%         2.29%        (0.01)%        40%
------------------------------------------------------------------------------------------------------

    (0.03)       $12.79      10.20%    $  4,054       2.42%         2.07%         0.13%         37%
    (1.18)       $11.63     (22.97)%   $  5,102       2.39%         2.16%         0.98%         42%
    (3.66)       $16.86     (18.25)%   $  8,647       2.34%         2.19%         0.43%         43%
    (4.36)       $24.32      17.67%    $  8,150       2.31%         2.22%         0.40%         23%
    (2.21)       $24.59       7.33%    $  4,455       2.31%         2.29%        (0.01)%        40%
------------------------------------------------------------------------------------------------------

    (0.14)       $ 9.42      11.80%    $331,332       1.07%         0.92%         1.58%         54%
    (0.41)       $ 8.55     (21.78)%   $308,345       1.07%         0.98%         2.58%         58%
    (1.13)       $11.48     (13.52)%   $487,006       1.08%         1.01%         1.88%         47%
    (2.35)       $14.39      14.52%@   $649,497       1.07%         1.03%         1.50%         49%
    (1.64)       $14.72       9.29%    $581,507       1.07%         1.07%         1.40%         57%
------------------------------------------------------------------------------------------------------

    (0.11)       $ 9.39      11.56%    $ 10,845       1.32%         1.17%         1.33%         54%
    (0.39)       $ 8.52     (22.02)%   $ 11,024       1.32%         1.23%         2.32%         58%
    (1.09)       $11.44     (13.67)%   $ 17,759       1.33%         1.26%         1.63%         47%
    (2.31)       $14.35      14.13%@   $ 29,725       1.32%         1.27%         1.24%         49%
    (1.60)       $14.69       9.05%    $ 22,968       1.32%         1.32%         1.16%         57%
------------------------------------------------------------------------------------------------------

    (0.04)       $ 9.49      10.61%    $  1,315       2.07%         1.92%         0.58%         54%
    (0.33)       $ 8.62     (22.52)%   $  1,991       2.07%         1.98%         1.61%         58%
    (0.99)       $11.57     (14.40)%   $  3,932       2.08%         2.01%         0.88%         47%
    (2.20)       $14.49      13.38%@   $  5,872       2.07%         2.03%         0.50%         49%
    (1.50)       $14.81       8.22%    $  5,783       2.07%         2.07%         0.40%         57%
------------------------------------------------------------------------------------------------------

    (0.05)       $ 9.27      10.66%    $    583       2.07%         1.92%         0.59%         54%
    (0.33)       $ 8.42     (22.55)%   $    778       2.07%         1.98%         1.59%         58%
    (0.99)       $11.32     (14.40)%   $  1,756       2.08%         2.01%         0.88%         47%
    (2.20)       $14.21      13.34%@   $  2,533       2.07%         2.02%         0.50%         49%
    (1.50)       $14.56       8.21%    $  2,227       2.07%         2.07%         0.41%         57%
------------------------------------------------------------------------------------------------------

                  See notes to financial highlights
                  and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                         CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                                       RESULTING FROM OPERATIONS                       DISTRIBUTIONS FROM
                                                    -------------------------------                  ----------------------
                                                                      NET REALIZED
                                                                         AND
                                                                      UNREALIZED       CHANGE IN
                                       NET ASSET                     GAINS/(LOSSES)    NET ASSETS
                                        VALUE,          NET              FROM          RESULTING        NET          NET
                                       BEGINNING     INVESTMENT       INVESTMENTS        FROM        INVESTMENT    REALIZED
                                       OF PERIOD    INCOME/(LOSS)     TRANSACTIONS     OPERATIONS      INCOME       GAINS
---------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS INSTITUTIONAL SHARES
Year ended 7/31/10                      $ 9.05       0.10[DELTA]          1.02            1.12         (0.10)          --
Year ended 7/31/09                      $14.66       0.17[DELTA]         (5.53)          (5.36)        (0.25)          --
Year ended 7/31/08                      $16.95       0.14[DELTA]         (2.22)          (2.08)        (0.13)       (0.08)
Year ended 7/31/07                      $15.16       0.17[DELTA]          1.80            1.97         (0.12)       (0.06)
Year ended 7/31/06                      $14.61       0.17                 0.72            0.89         (0.16)       (0.18)
---------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS A SHARES
Year ended 7/31/10                      $ 8.94       0.08[DELTA]          0.99            1.07         (0.08)          --
Year ended 7/31/09                      $14.45       0.15[DELTA]         (5.43)          (5.28)        (0.23)          --
Year ended 7/31/08                      $16.71       0.10[DELTA]         (2.20)          (2.10)        (0.08)       (0.08)
Year ended 7/31/07                      $14.96       0.12[DELTA]          1.78            1.90         (0.09)       (0.06)
Year ended 7/31/06                      $14.42       0.13                 0.71            0.84         (0.12)       (0.18)
---------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS B SHARES
Year ended 7/31/10                      $ 8.88         --^[DELTA]         1.02            1.02         (0.02)          --
Year ended 7/31/09                      $14.41       0.07[DELTA]         (5.44)          (5.37)        (0.16)          --
Year ended 7/31/08                      $16.69      (0.02)[DELTA]        (2.18)          (2.20)           --        (0.08)
Year ended 7/31/07                      $14.98         --[DELTA]          1.78            1.78         (0.01)       (0.06)
Year ended 7/31/06                      $14.46       0.01                 0.72            0.73         (0.03)       (0.18)
---------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS C SHARES
Year ended 7/31/10                      $ 8.91         --^[DELTA]         1.00            1.00         (0.02)          --
Year ended 7/31/09                      $14.41       0.10[DELTA]         (5.45)          (5.35)        (0.15)          --
Year ended 7/31/08                      $16.70      (0.02)[DELTA]        (2.19)          (2.21)           --        (0.08)
Year ended 7/31/07                      $14.98         --[DELTA]          1.79            1.79         (0.01)       (0.06)
Year ended 7/31/06                      $14.46       0.01                 0.72            0.73         (0.03)       (0.18)
---------------------------------------------------------------------------------------------------------------------------

                  See notes to financial highlights
                  and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                        --------------------------------------------------------------------
                                                    RATIOS OF         RATIOS OF       RATIOS OF
                  NET        TOTAL       NET        EXPENSES          EXPENSES          NET
    TOTAL        ASSET      RETURN      ASSETS,        TO                TO          INVESTMENT
  DIVIDENDS      VALUE,    (EXCLUDES    END OF       AVERAGE          AVERAGE          INCOME      PORTFOLIO
     AND         END OF      SALES      PERIOD         NET              NET          TO AVERAGE    TURNOVER
DISTRIBUTIONS    PERIOD     CHARGE)     (000'S)     ASSETS (a)       ASSETS (b)      NET ASSETS    RATE (d)
------------------------------------------------------------------------------------------------------------
    (0.10)       $10.07      12.35%    $ 76,897    2.04%[OMEGA]!    1.68%[OMEGA]!       1.01%        180%
    (0.25)       $ 9.05     (36.73)%   $ 72,778    2.08%[OMEGA]!    1.71%[OMEGA]!       1.71%        188%
    (0.21)       $14.66     (12.31)%   $133,506    1.76%[OMEGA]     1.51%[OMEGA]        0.89%        147%
    (0.18)       $16.95      12.94%    $180,126    1.02%[OMEGA]     0.92%[OMEGA]        0.99%        141%
    (0.34)       $15.16       6.12%    $166,510    1.03%            0.92%               1.09%        126%
------------------------------------------------------------------------------------------------------------

    (0.08)       $ 9.93      11.96%    $  5,028    2.29%[OMEGA]!    1.93%[OMEGA]!       0.77%        180%
    (0.23)       $ 8.94     (36.73)%   $  5,648    2.29%[OMEGA]!    1.93%[OMEGA]!       1.50%        188%
    (0.16)       $14.45     (12.65)%   $ 12,505    2.01%[OMEGA]     1.76%[OMEGA]        0.63%        147%
    (0.15)       $16.71      12.70%    $ 18,972    1.27%[OMEGA]     1.17%[OMEGA]        0.75%        141%
    (0.30)       $14.96       5.84%    $ 20,923    1.27%            1.17%               0.85%        126%
------------------------------------------------------------------------------------------------------------

    (0.02)       $ 9.88      11.52%    $    233    3.04%[OMEGA]!    2.69%[OMEGA]!       0.02%        180%
    (0.16)       $ 8.88     (37.43)%   $    347    3.05%[OMEGA]!    2.70%[OMEGA]!       0.75%        188%
    (0.08)       $14.41     (13.24)%   $    723    2.76%[OMEGA]     2.51%[OMEGA]       (0.11)%       147%
    (0.07)       $16.69      11.86%    $  1,044    2.03%[OMEGA]     1.92%[OMEGA]       (0.01)%       141%
    (0.21)       $14.98       5.07%    $    953    2.03%            1.92%               0.09%        126%
------------------------------------------------------------------------------------------------------------

    (0.02)       $ 9.89      11.17%    $     48    3.06%[OMEGA]!    2.69%[OMEGA]!       0.03%        180%
    (0.15)       $ 8.91     (37.34)%   $     22    2.81%[OMEGA]!    2.50%[OMEGA]!       1.05%        188%
    (0.08)       $14.41     (13.29)%   $     75    2.76%[OMEGA]     2.51%[OMEGA]       (0.11)%       147%
    (0.07)       $16.70      11.93%    $    125    2.03%[OMEGA]     1.92%[OMEGA]       (0.02)%       141%
    (0.21)       $14.98       5.07%    $    112    2.02%            1.92%               0.13%        126%
------------------------------------------------------------------------------------------------------------

                  See notes to financial highlights
                  and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                         CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                                       RESULTING FROM OPERATIONS                       DISTRIBUTIONS FROM
                                                    -------------------------------                  ----------------------
                                                                      NET REALIZED
                                                                         AND
                                                                      UNREALIZED       CHANGE IN
                                       NET ASSET                     GAINS/(LOSSES)    NET ASSETS
                                        VALUE,          NET              FROM          RESULTING        NET          NET
                                       BEGINNING     INVESTMENT       INVESTMENTS        FROM        INVESTMENT    REALIZED
                                       OF PERIOD    INCOME/(LOSS)     TRANSACTIONS     OPERATIONS      INCOME       GAINS
---------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX INSTITUTIONAL SHARES
Year ended 7/31/10                      $18.76       0.39[DELTA]          2.19            2.58         (0.37)         --
Year ended 7/31/09                      $24.05       0.44[DELTA]         (5.24)          (4.80)        (0.49)         --
Year ended 7/31/08                      $27.60       0.52[DELTA]         (3.58)          (3.06)        (0.49)         --
Year ended 7/31/07                      $24.24       0.50[DELTA]          3.35            3.85         (0.49)         --
Year ended 7/31/06                      $23.46       0.42[DELTA]          0.79            1.21         (0.43)         --
---------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS A SHARES
Year ended 7/31/10                      $18.70       0.34[DELTA]          2.18            2.52         (0.32)         --
Year ended 7/31/09                      $23.97       0.40[DELTA]         (5.22)          (4.82)        (0.45)         --
Year ended 7/31/08                      $27.51       0.46[DELTA]         (3.58)          (3.12)        (0.42)         --
Year ended 7/31/07                      $24.16       0.43[DELTA]          3.34            3.77         (0.42)         --
Year ended 7/31/06                      $23.38       0.36[DELTA]          0.80            1.16         (0.38)         --
---------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS B SHARES
Year ended 7/31/10                      $18.58       0.18[DELTA]          2.17            2.35         (0.16)         --
Year ended 7/31/09                      $23.84       0.26[DELTA]         (5.19)          (4.93)        (0.33)         --
Year ended 7/31/08                      $27.34       0.26[DELTA]         (3.56)          (3.30)        (0.20)         --
Year ended 7/31/07                      $24.01       0.22[DELTA]          3.33            3.55         (0.22)         --
Year ended 7/31/06                      $23.24       0.18[DELTA]          0.79            0.97         (0.20)         --
---------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS C SHARES
Year ended 7/31/10                      $18.59       0.18[DELTA]          2.13            2.31         (0.15)         --
Year ended 7/31/09                      $23.86       0.26[DELTA]         (5.20)          (4.94)        (0.33)         --
Year ended 7/31/08                      $27.37       0.26[DELTA]         (3.57)          (3.31)        (0.20)         --
Year ended 7/31/07                      $24.03       0.22[DELTA]          3.34            3.56         (0.22)         --
Year ended 7/31/06                      $23.26       0.18[DELTA]          0.78            0.96         (0.19)         --
---------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX SELECT SHARES
Year ended 7/31/10                      $18.76       0.37[DELTA]          2.20            2.57         (0.36)         --
Year ended 7/31/09                      $24.05       0.42[DELTA]         (5.23)          (4.81)        (0.48)         --
Year ended 7/31/08                      $27.59       0.50[DELTA]         (3.58)          (3.08)        (0.46)         --
Year ended 7/31/07                      $24.23       0.47[DELTA]          3.35            3.82         (0.46)         --
Year ended 7/31/06                      $23.45       0.40[DELTA]          0.80            1.20         (0.42)         --
---------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX PREFERRED SHARES
Year ended 7/31/10                      $18.76       0.36[DELTA]          2.18            2.54         (0.34)         --
Year ended 7/31/09                      $24.05       0.42[DELTA]         (5.25)          (4.83)        (0.46)         --
Year ended 7/31/08                      $27.59       0.48[DELTA]         (3.58)          (3.10)        (0.44)         --
Year ended 7/31/07                      $24.23       0.45[DELTA]          3.37            3.82         (0.46)         --
Year ended 7/31/06                      $23.45       0.39[DELTA]          0.79            1.18         (0.40)         --
---------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX TRUST SHARES
Year ended 7/31/10                      $18.76       0.34[DELTA]          2.19            2.53         (0.32)         --
Year ended 7/31/09                      $24.05       0.41[DELTA]         (5.25)          (4.84)        (0.45)         --
Year ended 7/31/08                      $27.60       0.46[DELTA]         (3.60)          (3.14)        (0.41)         --
Year ended 7/31/07                      $24.23       0.43[DELTA]          3.36            3.79         (0.42)         --
Year ended 7/31/06                      $23.45       0.36[DELTA]          0.79            1.15         (0.37)         --
---------------------------------------------------------------------------------------------------------------------------

                  See notes to financial highlights
                  and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                           RATIOS/SUPPLEMENTAL DATA
                                        --------------------------------------------------------------
                                                   RATIOS OF     RATIOS OF     RATIOS OF
                  NET        TOTAL       NET       EXPENSES       EXPENSES        NET
    TOTAL        ASSET      RETURN      ASSETS,       TO             TO        INVESTMENT
  DIVIDENDS      VALUE,    (EXCLUDES    END OF      AVERAGE       AVERAGE        INCOME      PORTFOLIO
     AND         END OF      SALES      PERIOD        NET           NET        TO AVERAGE    TURNOVER
DISTRIBUTIONS    PERIOD     CHARGE)     (000'S)    ASSETS (a)    ASSETS (b)    NET ASSETS    RATE (d)
------------------------------------------------------------------------------------------------------
    (0.37)       $20.97      13.77%    $148,671       0.61%         0.19%        1.87%          6%
    (0.49)       $18.76     (19.89)%   $141,566       0.62%         0.19%        2.47%          7%
    (0.49)       $24.05     (11.27)%   $169,016       0.60%         0.19%        1.97%          4%
    (0.49)       $27.60      15.92%    $193,180       0.61%         0.19%        1.84%          4%
    (0.43)       $24.24       5.21%    $184,177       0.60%         0.19%        1.75%          6%
------------------------------------------------------------------------------------------------------

    (0.32)       $20.90      13.47%    $ 37,146       0.86%         0.44%        1.62%          6%
    (0.45)       $18.70     (20.05)%   $ 41,527       0.87%         0.44%        2.22%          7%
    (0.42)       $23.97     (11.51)%   $ 55,640       0.85%         0.44%        1.71%          4%
    (0.42)       $27.51      15.65%    $ 65,640       0.86%         0.44%        1.59%          4%
    (0.38)       $24.16       4.97%    $ 65,204       0.85%         0.44%        1.52%          6%
------------------------------------------------------------------------------------------------------

    (0.16)       $20.77      12.62%    $  1,381       1.61%         1.19%        0.86%          6%
    (0.33)       $18.58     (20.68)%   $  1,989       1.62%         1.19%        1.49%          7%
    (0.20)       $23.84     (12.15)%   $  3,029       1.60%         1.19%        0.97%          4%
    (0.22)       $27.34      14.79%    $  3,961       1.61%         1.19%        0.84%          4%
    (0.20)       $24.01       4.17%    $  4,229       1.60%         1.19%        0.76%          6%
------------------------------------------------------------------------------------------------------

    (0.15)       $20.75      12.43%    $  1,032       1.61%         1.19%        0.88%          6%
    (0.33)       $18.59     (20.69)%   $  1,452       1.62%         1.19%        1.46%          7%
    (0.20)       $23.86     (12.17)%   $  1,876       1.60%         1.19%        0.97%          4%
    (0.22)       $27.37      14.81%    $  2,223       1.61%         1.19%        0.83%          4%
    (0.19)       $24.03       4.15%    $  1,998       1.60%         1.19%        0.77%          6%
------------------------------------------------------------------------------------------------------

    (0.36)       $20.97      13.68%    $  8,841       0.69%         0.27%        1.79%          6%
    (0.48)       $18.76     (19.95)%   $  9,732       0.70%         0.27%        2.38%          7%
    (0.46)       $24.05     (11.32)%   $ 11,175       0.68%         0.27%        1.87%          4%
    (0.46)       $27.59      15.83%    $ 17,852       0.69%         0.27%        1.76%          4%
    (0.42)       $24.23       5.13%    $ 17,558       0.68%         0.27%        1.67%          6%
------------------------------------------------------------------------------------------------------

    (0.34)       $20.96      13.61%    $ 44,378       0.76%         0.34%        1.71%          6%
    (0.46)       $18.76     (20.04)%   $ 43,098       0.77%         0.34%        2.33%          7%
    (0.44)       $24.05     (11.38)%   $ 56,847       0.75%         0.34%        1.81%          4%
    (0.46)       $27.59      15.76%    $ 69,251       0.76%         0.34%        1.68%          4%
    (0.40)       $24.23       5.06%    $ 64,939       0.75%         0.34%        1.62%          6%
------------------------------------------------------------------------------------------------------

    (0.32)       $20.97      13.49%    $ 31,979       0.86%         0.44%        1.62%          6%
    (0.45)       $18.76     (20.08)%   $ 27,411       0.87%         0.44%        2.24%          7%
    (0.41)       $24.05     (11.51)%   $ 53,924       0.85%         0.44%        1.72%          4%
    (0.42)       $27.60      15.69%    $ 68,661       0.86%         0.44%        1.59%          4%
    (0.37)       $24.23       4.95%    $ 67,747       0.85%         0.44%        1.52%          6%
------------------------------------------------------------------------------------------------------

                  See notes to financial highlights
                  and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                         CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                                       RESULTING FROM OPERATIONS                       DISTRIBUTIONS FROM
                                                    -------------------------------                  ----------------------
                                                                      NET REALIZED
                                                                         AND
                                                                      UNREALIZED       CHANGE IN
                                       NET ASSET                     GAINS/(LOSSES)    NET ASSETS
                                        VALUE,          NET              FROM          RESULTING        NET          NET
                                       BEGINNING     INVESTMENT       INVESTMENTS        FROM        INVESTMENT    REALIZED
                                       OF PERIOD    INCOME/(LOSS)     TRANSACTIONS     OPERATIONS      INCOME       GAINS
---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INSTITUTIONAL SHARES
Year ended 7/31/10                      $ 7.25       0.16[DELTA]          0.19            0.35         (0.25)          --
Year ended 7/31/09                      $12.24       0.22[DELTA]         (3.59)          (3.37)        (0.19)       (1.43)
Year ended 7/31/08                      $15.55       0.45[DELTA]         (2.30)          (1.85)        (0.46)       (1.00)
Year ended 7/31/07                      $12.83       0.18[DELTA]@         2.92            3.10         (0.11)       (0.27)
Year ended 7/31/06                      $10.79       0.15[DELTA]          2.37            2.52         (0.20)       (0.28)
---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS A SHARES
Year ended 7/31/10                      $ 7.24       0.14[DELTA]          0.19            0.33         (0.24)          --
Year ended 7/31/09                      $12.23       0.20[DELTA]         (3.59)          (3.39)        (0.17)       (1.43)
Year ended 7/31/08                      $15.54       0.40[DELTA]         (2.28)          (1.88)        (0.43)       (1.00)
Year ended 7/31/07                      $12.84       0.15[DELTA]@         2.92            3.07         (0.10)       (0.27)
Year ended 7/31/06                      $10.80       0.13[DELTA]          2.36            2.49         (0.17)       (0.28)
---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS B SHARES
Year ended 7/31/10                      $ 7.09       0.08[DELTA]          0.18            0.26         (0.20)          --
Year ended 7/31/09                      $11.95       0.14[DELTA]         (3.48)          (3.34)        (0.09)       (1.43)
Year ended 7/31/08                      $15.21       0.29[DELTA]         (2.23)          (1.94)        (0.32)       (1.00)
Year ended 7/31/07                      $12.64       0.04[DELTA]@         2.86            2.90         (0.06)       (0.27)
Year ended 7/31/06                      $10.66       0.04[DELTA]          2.32            2.36         (0.10)       (0.28)
---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS C SHARES
Year ended 7/31/10                      $ 6.79       0.08[DELTA]          0.18            0.26         (0.21)          --
Year ended 7/31/09                      $11.61       0.14[DELTA]         (3.42)          (3.28)        (0.11)       (1.43)
Year ended 7/31/08                      $14.81       0.30[DELTA]         (2.18)          (1.88)        (0.32)       (1.00)
Year ended 7/31/07                      $12.31       0.02[DELTA]@         2.81            2.83         (0.06)       (0.27)
Year ended 7/31/06                      $10.39       0.03[DELTA]          2.28            2.31         (0.11)       (0.28)
---------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME INSTITUTIONAL SHARES
Year ended 7/31/10                      $ 8.95       0.53[DELTA]          1.26            1.79         (0.72)          --
Year ended 7/31/09                      $ 9.38       0.57[DELTA]         (0.38)           0.19         (0.61)       (0.01)
Year ended 7/31/08                      $11.18       0.55[DELTA]         (1.41)          (0.85)        (0.61)       (0.33)
Year ended 7/31/07                      $11.28       0.55[DELTA]          0.01            0.56         (0.55)       (0.11)
Year ended 7/31/06                      $11.54       0.52[DELTA]         (0.23)           0.29         (0.52)       (0.03)
---------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS A SHARES
Year ended 7/31/10                      $ 8.93       0.51[DELTA]          1.26            1.77         (0.70)          --
Year ended 7/31/09                      $ 9.36       0.56[DELTA]         (0.39)           0.17         (0.59)       (0.01)
Year ended 7/31/08                      $11.15       0.53[DELTA]         (1.41)          (0.88)        (0.58)       (0.33)
Year ended 7/31/07                      $11.25       0.52[DELTA]          0.02            0.54         (0.52)       (0.12)
Year ended 7/31/06                      $11.51       0.48[DELTA]         (0.22)           0.26         (0.49)       (0.03)
---------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS B SHARES
Year ended 7/31/10                      $ 8.93       0.44[DELTA]          1.25            1.69         (0.63)          --
Year ended 7/31/09                      $ 9.36       0.50[DELTA]         (0.38)           0.12         (0.54)       (0.01)
Year ended 7/31/08                      $11.15       0.45[DELTA]         (1.41)          (0.96)        (0.50)       (0.33)
Year ended 7/31/07                      $11.25       0.43[DELTA]          0.02            0.45         (0.44)       (0.11)
Year ended 7/31/06                      $11.51       0.40[DELTA]         (0.23)           0.17         (0.40)       (0.03)
---------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS C SHARES
Year ended 7/31/10                      $ 8.85       0.43[DELTA]          1.25            1.68         (0.63)          --
Year ended 7/31/09                      $ 9.29       0.49[DELTA]         (0.38)           0.11         (0.54)       (0.01)
Year ended 7/31/08                      $11.07       0.45[DELTA]         (1.40)          (0.95)        (0.50)       (0.33)
Year ended 7/31/07                      $11.17       0.43[DELTA]          0.02            0.45         (0.44)       (0.11)
Year ended 7/31/06                      $11.43       0.40[DELTA]         (0.23)           0.17         (0.40)       (0.03)
---------------------------------------------------------------------------------------------------------------------------

                  See notes to financial highlights
                  and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                           RATIOS/SUPPLEMENTAL DATA
                                        --------------------------------------------------------------
                                                   RATIOS OF     RATIOS OF     RATIOS OF
                  NET        TOTAL       NET       EXPENSES       EXPENSES        NET
    TOTAL        ASSET      RETURN      ASSETS,       TO             TO        INVESTMENT
  DIVIDENDS      VALUE,    (EXCLUDES    END OF      AVERAGE       AVERAGE        INCOME      PORTFOLIO
     AND         END OF      SALES      PERIOD        NET           NET        TO AVERAGE    TURNOVER
DISTRIBUTIONS    PERIOD     CHARGE)     (000'S)    ASSETS (a)    ASSETS (b)    NET ASSETS    RATE (d)
------------------------------------------------------------------------------------------------------
    (0.25)       $ 7.35       4.61%    $229,888       1.34%         1.18%~       2.18%         137%
    (1.62)       $ 7.25     (24.36)%   $233,968       1.34%         1.22%~       3.01%         104%
    (1.46)       $12.24     (13.56)%   $420,993       1.36%         1.26%        3.13%         155%
    (0.38)       $15.55      24.57%@   $469,183       1.36%         1.35%        1.29%          20%
    (0.48)       $12.83      23.86%    $434,572       1.37%         1.35%        1.24%          23%
------------------------------------------------------------------------------------------------------

    (0.24)       $ 7.33       4.34%    $ 10,216       1.59%         1.43%~       1.87%         137%
    (1.60)       $ 7.24     (24.64)%   $ 11,754       1.59%         1.47%~       2.74%         104%
    (1.43)       $12.23     (13.81)%   $ 20,160       1.60%         1.50%        2.80%         155%
    (0.37)       $15.54      24.35%@   $ 21,533       1.61%         1.60%        1.06%          20%
    (0.45)       $12.84      23.53%    $ 27,725       1.62%         1.60%        1.03%          23%
------------------------------------------------------------------------------------------------------

    (0.20)       $ 7.15       3.57%    $    565       2.34%         2.18%~       1.02%         137%
    (1.52)       $ 7.09     (25.00)%   $    978       2.34%         2.22%~       1.99%         104%
    (1.32)       $11.95     (14.45)%   $  2,177       2.36%         2.26%        2.10%         155%
    (0.33)       $15.21      23.36%@   $  2,677       2.35%         2.35%        0.32%          20%
    (0.38)       $12.64      22.59%    $  2,060       2.37%         2.35%        0.32%          23%
------------------------------------------------------------------------------------------------------

    (0.21)       $ 6.84       3.59%    $    310       2.34%         2.18%~       1.11%         137%
    (1.54)       $ 6.79     (25.18)%   $    378       2.34%         2.22%~       2.01%         104%
    (1.32)       $11.61     (14.43)%   $    721       2.36%         2.26%        2.19%         155%
    (0.33)       $14.81      23.40%@   $    878       2.35%         2.35%        0.16%          20%
    (0.39)       $12.31      22.61%    $  1,139       2.37%         2.35%        0.29%          23%
------------------------------------------------------------------------------------------------------

    (0.72)       $10.02      20.39%    $ 80,807       1.40%         0.87%        5.51%          31%
    (0.62)       $ 8.95       3.38%    $ 59,493       1.40%         0.93%        7.29%          32%
    (0.94)       $ 9.38      (8.30)%   $ 90,639       1.35%         0.96%        5.28%          32%
    (0.66)       $11.18       4.97%    $116,454       1.34%         1.06%        4.75%          18%
    (0.55)       $11.28       2.61%    $107,130       1.34%         1.31%        4.56%           8%
------------------------------------------------------------------------------------------------------

    (0.70)       $10.00      20.27%    $ 19,461       1.65%         1.12%        5.27%          31%
    (0.60)       $ 8.93       3.02%    $ 13,406       1.65%         1.18%        7.05%          32%
    (0.91)       $ 9.36      (8.46)%   $ 14,768       1.60%         1.21%        5.21%          32%
    (0.64)       $11.15       4.72%    $  4,904       1.59%         1.31%        4.49%          18%
    (0.52)       $11.25       2.36%    $  4,429       1.59%         1.56%        4.30%           8%
------------------------------------------------------------------------------------------------------

    (0.63)       $ 9.99      19.38%    $    729       2.40%         1.87%        4.56%          31%
    (0.55)       $ 8.93       2.26%    $    767       2.40%         1.93%        6.31%          32%
    (0.83)       $ 9.36      (9.15)%   $    979       2.35%         1.96%        4.27%          32%
    (0.55)       $11.15       3.94%    $  1,528       2.34%         2.05%        3.76%          18%
    (0.43)       $11.25       1.60%    $  1,588       2.34%         2.31%        3.57%           8%
------------------------------------------------------------------------------------------------------

    (0.63)       $ 9.90      19.20%    $ 12,504       2.40%         1.87%        4.53%          31%
    (0.55)       $ 8.85       2.29%    $  8,468       2.40%         1.93%        6.32%          32%
    (0.83)       $ 9.29      (9.12)%   $  9,780       2.35%         1.96%        4.26%          32%
    (0.55)       $11.07       3.98%    $ 15,676       2.34%         2.06%        3.75%          18%
    (0.43)       $11.17       1.62%    $ 20,019       2.34%         2.32%        3.53%           8%
------------------------------------------------------------------------------------------------------

                  See notes to financial highlights
                  and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                         CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                                       RESULTING FROM OPERATIONS                       DISTRIBUTIONS FROM
                                                    -------------------------------                  ----------------------
                                                                      NET REALIZED
                                                                         AND
                                                                      UNREALIZED       CHANGE IN
                                       NET ASSET                     GAINS/(LOSSES)    NET ASSETS
                                        VALUE,          NET              FROM          RESULTING        NET          NET
                                       BEGINNING     INVESTMENT       INVESTMENTS        FROM        INVESTMENT    REALIZED
                                       OF PERIOD    INCOME/(LOSS)     TRANSACTIONS     OPERATIONS      INCOME       GAINS
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) INSTITUTIONAL SHARES
Year ended 7/31/10                      $ 8.73       0.13#[DELTA]         0.77#           0.90         (0.13)       (0.13)
Year ended 7/31/09                      $13.57       0.20#[DELTA]        (3.55)#         (3.35)        (0.24)       (1.25)
Year ended 7/31/08                      $16.58       0.20#[DELTA]        (1.56)#         (1.36)        (0.49)       (1.16)
Year ended 7/31/07                      $14.58       0.14#[DELTA]         2.39#           2.53         (0.12)       (0.41)
Year ended 7/31/06                      $14.36       0.21#                0.52#           0.73         (0.20)       (0.31)
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS A SHARES
Year ended 7/31/10                      $ 8.67       0.10#[DELTA]         0.76#           0.86         (0.10)       (0.13)
Year ended 7/31/09                      $13.49       0.17#[DELTA]        (3.52)#         (3.35)        (0.22)       (1.25)
Year ended 7/31/08                      $16.51       0.18#[DELTA]        (1.58)#         (1.40)        (0.46)       (1.16)
Year ended 7/31/07                      $14.53       0.10#[DELTA]         2.38#           2.48         (0.09)       (0.41)
Year ended 7/31/06                      $14.32       0.17#                0.51#           0.68         (0.16)       (0.31)
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS B SHARES
Year ended 7/31/10                      $ 8.38       0.03#[DELTA]         0.73#           0.76         (0.07)       (0.13)
Year ended 7/31/09                      $13.12       0.11#[DELTA]        (3.44)#         (3.33)        (0.16)       (1.25)
Year ended 7/31/08                      $16.11       0.06#[DELTA]        (1.52)#         (1.46)        (0.37)       (1.16)
Year ended 7/31/07                      $14.24      (0.02)#[DELTA]        2.33#           2.31         (0.02)       (0.42)
Year ended 7/31/06                      $14.08       0.06#                0.51#           0.57         (0.10)       (0.31)
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS C SHARES
Year ended 7/31/10                      $ 8.37       0.03#[DELTA]         0.74#           0.77         (0.07)       (0.13)
Year ended 7/31/09                      $13.11       0.11#[DELTA]        (3.44)#         (3.33)        (0.16)       (1.25)
Year ended 7/31/08                      $16.11       0.05#[DELTA]        (1.52)#         (1.47)        (0.37)       (1.16)
Year ended 7/31/07                      $14.24      (0.04)#[DELTA]        2.35#           2.31         (0.03)       (0.41)
Year ended 7/31/06                      $14.08       0.06#                0.51#           0.57         (0.10)       (0.31)
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) INSTITUTIONAL SHARES
Year ended 7/31/10                      $ 9.14       0.19#[DELTA]         0.68#           0.87         (0.20)       (0.04)
Year ended 7/31/09                      $12.85       0.28#[DELTA]        (2.71)#         (2.43)        (0.37)       (0.91)
Year ended 7/31/08                      $15.44       0.29#[DELTA]        (1.32)#         (1.03)        (0.45)       (1.11)
Year ended 7/31/07                      $13.98       0.25#[DELTA]         1.84#           2.09         (0.26)       (0.37)
Year ended 7/31/06                      $13.91       0.28#                0.34#           0.62         (0.28)       (0.27)
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS A SHARES
Year ended 7/31/10                      $ 9.12       0.17#[DELTA]         0.69#           0.86         (0.18)       (0.04)
Year ended 7/31/09                      $12.83       0.26#[DELTA]        (2.72)#         (2.46)        (0.34)       (0.91)
Year ended 7/31/08                      $15.42       0.27#[DELTA]        (1.34)#         (1.07)        (0.41)       (1.11)
Year ended 7/31/07                      $13.96       0.21#[DELTA]         1.83#           2.04         (0.22)       (0.36)
Year ended 7/31/06                      $13.89       0.26#                0.33#           0.59         (0.25)       (0.27)
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS B SHARES
Year ended 7/31/10                      $ 9.02       0.10#[DELTA]         0.67#           0.77         (0.10)       (0.04)
Year ended 7/31/09                      $12.72       0.18#[DELTA]        (2.69)#         (2.51)        (0.28)       (0.91)
Year ended 7/31/08                      $15.34       0.17#[DELTA]        (1.33)#         (1.16)        (0.35)       (1.11)
Year ended 7/31/07                      $13.90       0.10#[DELTA]         1.82#           1.92         (0.11)       (0.37)
Year ended 7/31/06                      $13.83       0.15#                0.34#           0.49         (0.15)       (0.27)
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS C SHARES
Year ended 7/31/10                      $ 9.03       0.09#[DELTA]         0.67#           0.76         (0.10)       (0.04)
Year ended 7/31/09                      $12.71       0.18#[DELTA]        (2.67)#         (2.49)        (0.28)       (0.91)
Year ended 7/31/08                      $15.34       0.19#[DELTA]        (1.36)#         (1.17)        (0.35)       (1.11)
Year ended 7/31/07                      $13.89       0.10#[DELTA]         1.83#           1.93         (0.11)       (0.37)
Year ended 7/31/06                      $13.83       0.15#                0.33#           0.48         (0.15)       (0.27)
---------------------------------------------------------------------------------------------------------------------------

                  See notes to financial highlights
                  and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                           RATIOS/SUPPLEMENTAL DATA
                                        --------------------------------------------------------------
                                                   RATIOS OF     RATIOS OF     RATIOS OF
                  NET        TOTAL       NET       EXPENSES       EXPENSES        NET
    TOTAL        ASSET      RETURN      ASSETS,       TO             TO        INVESTMENT
  DIVIDENDS      VALUE,    (EXCLUDES    END OF      AVERAGE       AVERAGE        INCOME      PORTFOLIO
     AND         END OF      SALES      PERIOD        NET           NET        TO AVERAGE    TURNOVER
DISTRIBUTIONS    PERIOD     CHARGE)     (000'S)    ASSETS (a)    ASSETS (b)    NET ASSETS    RATE (d)
------------------------------------------------------------------------------------------------------
    (0.26)       $ 9.37      10.25%    $ 75,906       0.54%         0.08%         1.36%         11%
    (1.49)       $ 8.73     (22.95)%   $ 76,770       0.56%         0.08%         2.21%          9%
    (1.65)       $13.57      (9.45)%   $107,929       0.49%         0.08%         1.31%         26%
    (0.53)       $16.58      17.59%    $119,437       0.49%         0.08%         0.87%         14%
    (0.51)       $14.58       5.13%    $101,365       0.48%         0.08%         1.38%         14%
------------------------------------------------------------------------------------------------------

    (0.23)       $ 9.30       9.94%    $ 24,982       0.79%         0.33%         1.10%         11%
    (1.47)       $ 8.67     (23.12)%   $ 28,126       0.81%         0.33%         1.95%          9%
    (1.62)       $13.49      (9.74)%   $ 44,892       0.74%         0.33%         1.19%         26%
    (0.50)       $16.51      17.29%    $ 57,421       0.73%         0.33%         0.62%         14%
    (0.47)       $14.53       4.80%    $ 50,416       0.72%         0.33%         1.15%         14%
------------------------------------------------------------------------------------------------------

    (0.20)       $ 8.94       9.01%    $  6,672       1.54%         1.08%         0.35%         11%
    (1.41)       $ 8.38     (23.68)%   $  7,893       1.56%         1.08%         1.24%          9%
    (1.53)       $13.12     (10.41)%   $ 13,202       1.49%         1.08%         0.39%         26%
    (0.44)       $16.11      16.44%    $ 18,547       1.49%         1.08%        (0.13)%        14%
    (0.41)       $14.24       4.10%    $ 16,926       1.47%         1.08%         0.39%         14%
------------------------------------------------------------------------------------------------------

    (0.20)       $ 8.94       9.14%    $  1,189       1.54%         1.08%         0.32%         11%
    (1.41)       $ 8.37     (23.70)%   $  1,342       1.55%         1.08%         1.24%          9%
    (1.53)       $13.11     (10.44)%   $  2,236       1.49%         1.08%         0.36%         26%
    (0.44)       $16.11      16.45%    $  3,016       1.49%         1.08%        (0.24)%        14%
    (0.41)       $14.24       4.11%    $  2,661       1.47%         1.08%         0.37%         14%
------------------------------------------------------------------------------------------------------

    (0.24)       $ 9.77       9.56%    $100,910       0.53%         0.08%         1.98%         16%
    (1.28)       $ 9.14     (17.50)%   $110,522       0.54%         0.08%         3.06%          8%
    (1.56)       $12.85      (7.76)%   $135,474       0.48%         0.08%         2.06%         26%
    (0.63)       $15.44      15.16%    $146,973       0.47%         0.08%         1.68%         20%
    (0.55)       $13.98       4.60%    $135,542       0.45%         0.08%         2.09%         19%
------------------------------------------------------------------------------------------------------

    (0.22)       $ 9.76       9.40%    $ 57,520       0.78%         0.33%         1.70%         16%
    (1.25)       $ 9.12     (17.73)%   $ 64,959       0.79%         0.33%         2.77%          8%
    (1.52)       $12.83      (7.95)%   $ 98,658       0.73%         0.33%         1.89%         26%
    (0.58)       $15.42      14.82%    $127,824       0.72%         0.33%         1.42%         20%
    (0.52)       $13.96       4.36%    $128,564       0.70%         0.33%         1.86%         19%
------------------------------------------------------------------------------------------------------

    (0.14)       $ 9.65       8.57%    $ 24,105       1.53%         1.08%         0.99%         16%
    (1.19)       $ 9.02     (18.37)%   $ 27,726       1.54%         1.08%         2.03%          8%
    (1.46)       $12.72      (8.65)%   $ 43,036       1.48%         1.08%         1.20%         26%
    (0.48)       $15.34      13.97%    $ 56,679       1.47%         1.08%         0.68%         20%
    (0.42)       $13.90       3.63%    $ 53,395       1.45%         1.08%         1.10%         19%
------------------------------------------------------------------------------------------------------

    (0.14)       $ 9.65       8.43%    $  2,989       1.53%         1.08%         0.96%         16%
    (1.19)       $ 9.03     (18.28)%   $  3,375       1.54%         1.08%         1.99%          8%
    (1.46)       $12.71      (8.73)%   $  6,077       1.48%         1.08%         1.35%         26%
    (0.48)       $15.34      13.98%    $  9,012       1.47%         1.08%         0.68%         20%
    (0.42)       $13.89       3.53%    $  8,196       1.45%         1.08%         1.11%         19%
------------------------------------------------------------------------------------------------------

                  See notes to financial highlights
                  and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                         CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                                       RESULTING FROM OPERATIONS                       DISTRIBUTIONS FROM
                                                    -------------------------------                  ----------------------
                                                                      NET REALIZED
                                                                         AND
                                                                      UNREALIZED       CHANGE IN
                                       NET ASSET                     GAINS/(LOSSES)    NET ASSETS
                                        VALUE,          NET              FROM          RESULTING        NET          NET
                                       BEGINNING     INVESTMENT       INVESTMENTS        FROM        INVESTMENT    REALIZED
                                       OF PERIOD    INCOME/(LOSS)     TRANSACTIONS     OPERATIONS      INCOME       GAINS
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) INSTITUTIONAL SHARES
Year ended 7/31/10                      $ 9.01      0.25#[DELTA]          0.61#           0.86         (0.26)          --
Year ended 7/31/09                      $11.43      0.34#[DELTA]         (1.81)#         (1.47)        (0.42)       (0.53)
Year ended 7/31/08                      $13.34      0.36#[DELTA]         (1.06)#         (0.70)        (0.45)       (0.76)
Year ended 7/31/07                      $12.43      0.33#[DELTA]          1.21#           1.54         (0.33)       (0.30)
Year ended 7/31/06                      $12.52      0.33#                 0.15#           0.48         (0.33)       (0.24)
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS A SHARES
Year ended 7/31/10                      $ 9.00      0.23#[DELTA]          0.61#           0.84         (0.24)          --
Year ended 7/31/09                      $11.42      0.32#[DELTA]         (1.81)#         (1.49)        (0.40)       (0.53)
Year ended 7/31/08                      $13.32      0.33#[DELTA]         (1.06)#         (0.73)        (0.41)       (0.76)
Year ended 7/31/07                      $12.41      0.29#[DELTA]          1.22#           1.51         (0.30)       (0.30)
Year ended 7/31/06                      $12.50      0.30#                 0.15#           0.45         (0.30)       (0.24)
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS B SHARES
Year ended 7/31/10                      $ 8.95      0.15#[DELTA]          0.60#           0.75         (0.16)          --
Year ended 7/31/09                      $11.37      0.25#[DELTA]         (1.80)#         (1.55)        (0.34)       (0.53)
Year ended 7/31/08                      $13.25      0.24#[DELTA]         (1.05)#         (0.81)        (0.31)       (0.76)
Year ended 7/31/07                      $12.35      0.19#[DELTA]          1.21#           1.40         (0.20)       (0.30)
Year ended 7/31/06                      $12.45      0.21#                 0.14#           0.35         (0.21)       (0.24)
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS C SHARES
Year ended 7/31/10                      $ 8.95      0.15#[DELTA]          0.61#           0.76         (0.16)          --
Year ended 7/31/09                      $11.37      0.25#[DELTA]         (1.80)#         (1.55)        (0.34)       (0.53)
Year ended 7/31/08                      $13.26      0.24#[DELTA]         (1.06)#         (0.82)        (0.31)       (0.76)
Year ended 7/31/07                      $12.36      0.19#[DELTA]          1.21#           1.40         (0.20)       (0.30)
Year ended 7/31/06                      $12.45      0.21#                 0.14#           0.35         (0.20)       (0.24)
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) INSTITUTIONAL SHARES
Year ended 7/31/10                      $ 8.35      0.26#[DELTA]          0.57#           0.83         (0.26)          --
Year ended 7/31/09                      $10.34      0.34#[DELTA]         (1.40)#         (1.06)        (0.41)       (0.52)
Year ended 7/31/08                      $11.95      0.37#[DELTA]         (0.90)#         (0.53)        (0.42)       (0.66)
Year ended 7/31/07                      $11.36      0.34#[DELTA]          0.93#           1.27         (0.35)       (0.33)
Year ended 7/31/06                      $11.59      0.34#                 0.04#           0.38         (0.34)       (0.27)
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) CLASS A SHARES
Year ended 7/31/10                      $ 8.33      0.23#[DELTA]          0.58#           0.81         (0.24)          --
Year ended 7/31/09                      $10.32      0.32#[DELTA]         (1.40)#         (1.08)        (0.39)       (0.52)
Year ended 7/31/08                      $11.93      0.33#[DELTA]         (0.89)#         (0.56)        (0.39)       (0.66)
Year ended 7/31/07                      $11.35      0.31#[DELTA]          0.92#           1.23         (0.32)       (0.33)
Year ended 7/31/06                      $11.58      0.32#                 0.03#           0.35         (0.31)       (0.27)
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) CLASS B SHARES
Year ended 7/31/10                      $ 8.30      0.17#[DELTA]          0.57#           0.74         (0.17)          --
Year ended 7/31/09                      $10.29      0.25#[DELTA]         (1.38)#         (1.13)        (0.34)       (0.52)
Year ended 7/31/08                      $11.88      0.25#[DELTA]         (0.89)#         (0.64)        (0.29)       (0.66)
Year ended 7/31/07                      $11.30      0.22#[DELTA]          0.92#           1.14         (0.23)       (0.33)
Year ended 7/31/06                      $11.54      0.24#                 0.02#           0.26         (0.23)       (0.27)
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) CLASS C SHARES
Year ended 7/31/10                      $ 8.31      0.16#[DELTA]          0.58#           0.74         (0.17)          --
Year ended 7/31/09                      $10.30      0.26#[DELTA]         (1.39)#         (1.13)        (0.34)       (0.52)
Year ended 7/31/08                      $11.89      0.25#[DELTA]         (0.89)#         (0.64)        (0.29)       (0.66)
Year ended 7/31/07                      $11.32      0.22#[DELTA]          0.91#           1.13         (0.23)       (0.33)
Year ended 7/31/06                      $11.54      0.24#                 0.03#           0.27         (0.22)       (0.27)
---------------------------------------------------------------------------------------------------------------------------

                  See notes to financial highlights
                  and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                           RATIOS/SUPPLEMENTAL DATA
                                        --------------------------------------------------------------
                                                   RATIOS OF     RATIOS OF     RATIOS OF
                  NET        TOTAL       NET       EXPENSES       EXPENSES        NET
    TOTAL        ASSET      RETURN      ASSETS,       TO             TO        INVESTMENT
  DIVIDENDS      VALUE,    (EXCLUDES    END OF      AVERAGE       AVERAGE        INCOME      PORTFOLIO
     AND         END OF      SALES      PERIOD        NET           NET        TO AVERAGE    TURNOVER
DISTRIBUTIONS    PERIOD     CHARGE)     (000'S)    ASSETS (a)    ASSETS (b)    NET ASSETS    RATE (d)
------------------------------------------------------------------------------------------------------
    (0.26)       $ 9.61       9.60%    $195,480       0.45%         0.08%        2.63%           9%
    (0.95)       $ 9.01     (11.88)%   $258,159       0.44%         0.08%        3.80%           7%
    (1.21)       $11.43      (6.02)%   $312,435       0.43%         0.08%        2.85%          23%
    (0.63)       $13.34      12.60%    $369,880       0.44%         0.08%        2.48%          18%
    (0.57)       $12.43       3.90%    $369,903       0.43%         0.08%        2.70%          30%
------------------------------------------------------------------------------------------------------

    (0.24)       $ 9.60       9.33%    $ 40,212       0.70%         0.33%        2.39%           9%
    (0.93)       $ 9.00     (12.09)%   $ 48,590       0.69%         0.33%        3.53%           7%
    (1.17)       $11.42      (6.21)%   $ 71,338       0.68%         0.33%        2.67%          23%
    (0.60)       $13.32      12.32%    $ 92,719       0.69%         0.33%        2.23%          18%
    (0.54)       $12.41       3.65%    $100,588       0.68%         0.33%        2.46%          30%
------------------------------------------------------------------------------------------------------

    (0.16)       $ 9.54       8.43%    $ 17,417       1.45%         1.08%        1.63%           9%
    (0.87)       $ 8.95     (12.76)%   $ 20,489       1.44%         1.08%        2.78%           7%
    (1.07)       $11.37      (6.87)%   $ 32,003       1.43%         1.08%        1.93%          23%
    (0.50)       $13.25      11.47%    $ 43,013       1.44%         1.08%        1.48%          18%
    (0.45)       $12.35       2.82%    $ 43,234       1.43%         1.08%        1.70%          30%
------------------------------------------------------------------------------------------------------

    (0.16)       $ 9.55       8.57%    $  2,706       1.45%         1.08%        1.61%           9%
    (0.87)       $ 8.95     (12.77)%   $  2,709       1.44%         1.08%        2.78%           7%
    (1.07)       $11.37      (6.95)%   $  4,333       1.43%         1.08%        1.92%          23%
    (0.50)       $13.26      11.46%    $  6,158       1.44%         1.08%        1.48%          18%
    (0.44)       $12.36       2.88%    $  6,495       1.43%         1.08%        1.70%          30%
------------------------------------------------------------------------------------------------------

    (0.26)       $ 8.92      10.07%    $ 33,074       0.59%         0.08%        2.90%          14%
    (0.93)       $ 8.35      (9.12)%   $ 35,581       0.59%         0.08%        4.11%           8%
    (1.08)       $10.34      (5.03)%   $ 43,093       0.53%         0.08%        3.28%          25%
    (0.68)       $11.95      11.24%    $ 41,336       0.54%         0.08%        2.89%          30%
    (0.61)       $11.36       3.39%    $ 42,683       0.50%         0.08%        3.05%          22%
------------------------------------------------------------------------------------------------------

    (0.24)       $ 8.90       9.82%    $ 15,138       0.84%         0.33%        2.66%          14%
    (0.91)       $ 8.33      (9.36)%   $ 16,941       0.84%         0.33%        3.81%           8%
    (1.05)       $10.32      (5.30)%   $ 25,200       0.79%         0.33%        2.92%          25%
    (0.65)       $11.93      10.96%    $ 35,676       0.79%         0.33%        2.63%          30%
    (0.58)       $11.35       3.14%    $ 37,479       0.75%         0.33%        2.80%          22%
------------------------------------------------------------------------------------------------------

    (0.17)       $ 8.87       9.01%    $  7,258       1.59%         1.08%        1.89%          14%
    (0.86)       $ 8.30     (10.03)%   $  8,292       1.59%         1.08%        3.06%           8%
    (0.95)       $10.29      (5.94)%   $ 13,891       1.54%         1.08%        2.25%          25%
    (0.56)       $11.88      10.17%    $ 18,839       1.54%         1.08%        1.89%          30%
    (0.50)       $11.30       2.28%    $ 20,488       1.50%         1.08%        2.05%          22%
------------------------------------------------------------------------------------------------------

    (0.17)       $ 8.88       8.98%    $  1,009       1.59%         1.08%        1.87%          14%
    (0.86)       $ 8.31     (10.00)%   $  1,264       1.59%         1.08%        3.09%           8%
    (0.95)       $10.30      (5.93)%   $  2,071       1.54%         1.08%        2.23%          25%
    (0.56)       $11.89      10.08%    $  2,755       1.54%         1.08%        1.88%          30%
    (0.49)       $11.32       2.43%    $  3,058       1.50%         1.08%        2.05%          22%
------------------------------------------------------------------------------------------------------

                  See notes to financial highlights
                  and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                         CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                                       RESULTING FROM OPERATIONS                       DISTRIBUTIONS FROM
                                                    -------------------------------                  ----------------------
                                                                      NET REALIZED
                                                                         AND
                                                                      UNREALIZED       CHANGE IN
                                       NET ASSET                     GAINS/(LOSSES)    NET ASSETS
                                        VALUE,          NET              FROM          RESULTING        NET          NET
                                       BEGINNING     INVESTMENT       INVESTMENTS        FROM        INVESTMENT    REALIZED
                                       OF PERIOD    INCOME/(LOSS)     TRANSACTIONS     OPERATIONS      INCOME       GAINS
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) INSTITUTIONAL SHARES
Year ended 7/31/10                      $ 8.75      0.32#[DELTA]          0.52#           0.84         (0.33)          --
Year ended 7/31/09                      $ 9.89      0.41#[DELTA]         (0.92)#         (0.51)        (0.46)       (0.17)
Year ended 7/31/08                      $10.99      0.43#[DELTA]         (0.80)#         (0.37)        (0.43)       (0.30)
Year ended 7/31/07                      $10.72      0.41#[DELTA]          0.49#           0.90         (0.41)       (0.22)
Year ended 7/31/06                      $10.92      0.40#[DELTA]         (0.09)#          0.31         (0.40)       (0.11)
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS A SHARES
Year ended 7/31/10                      $ 8.74      0.30#[DELTA]          0.51#           0.81         (0.31)          --
Year ended 7/31/09                      $ 9.87      0.39#[DELTA]         (0.91)#         (0.52)        (0.44)       (0.17)
Year ended 7/31/08                      $10.97      0.39#[DELTA]         (0.79)#         (0.40)        (0.40)       (0.30)
Year ended 7/31/07                      $10.70      0.38#[DELTA]          0.49#           0.87         (0.38)       (0.22)
Year ended 7/31/06                      $10.90      0.37#[DELTA]         (0.09)#          0.28         (0.37)       (0.11)
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS B SHARES
Year ended 7/31/10                      $ 8.70      0.23#[DELTA]          0.51#           0.74         (0.24)          --
Year ended 7/31/09                      $ 9.83      0.32#[DELTA]         (0.90)#         (0.58)        (0.38)       (0.17)
Year ended 7/31/08                      $10.95      0.31#[DELTA]         (0.80)#         (0.49)        (0.33)       (0.30)
Year ended 7/31/07                      $10.67      0.29#[DELTA]          0.50#           0.79         (0.30)       (0.21)
Year ended 7/31/06                      $10.87      0.29#[DELTA]         (0.09)#          0.20         (0.29)       (0.11)
---------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS C SHARES
Year ended 7/31/10                      $ 8.71      0.23#[DELTA]          0.51#           0.74         (0.24)          --
Year ended 7/31/09                      $ 9.84      0.32#[DELTA]         (0.90)#         (0.58)        (0.38)       (0.17)
Year ended 7/31/08                      $10.95      0.31#[DELTA]         (0.79)#         (0.48)        (0.33)       (0.30)
Year ended 7/31/07                      $10.67      0.29#[DELTA]          0.51#           0.80         (0.30)       (0.22)
Year ended 7/31/06                      $10.88      0.29#[DELTA]         (0.11)#          0.18         (0.28)       (0.11)
---------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND INSTITUTIONAL SHARES
Year ended 7/31/10                      $ 8.72      0.73[DELTA]           0.90            1.63         (0.73)          --
Year ended 7/31/09                      $ 9.14      0.78[DELTA]          (0.41)           0.37         (0.79)          --
Year ended 7/31/08                      $ 9.57      0.73[DELTA]          (0.44)           0.29         (0.72)          --
Year ended 7/31/07                      $ 9.74      0.71[DELTA]          (0.14)           0.57         (0.71)       (0.03)
11/29/05 (c) to 7/31/06                 $10.00      0.44                 (0.28)           0.16         (0.42)          --
---------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS A SHARES
Year ended 7/31/10                      $ 8.69      0.71[DELTA]           0.89            1.60         (0.70)          --
Year ended 7/31/09                      $ 9.12      0.74[DELTA]          (0.40)           0.34         (0.77)          --
Year ended 7/31/08                      $ 9.57      0.69[DELTA]          (0.46)           0.23         (0.68)          --
Year ended 7/31/07                      $ 9.74      0.68[DELTA]          (0.13)           0.55         (0.69)       (0.03)
11/29/05 (c) to 7/31/06                 $10.00      0.41                 (0.27)           0.14         (0.40)          --
---------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS B SHARES
Year ended 7/31/10                      $ 8.71      0.64[DELTA]           0.89            1.53         (0.63)          --
Year ended 7/31/09                      $ 9.13      0.70[DELTA]          (0.41)           0.29         (0.71)          --
Year ended 7/31/08                      $ 9.56      0.64[DELTA]          (0.45)           0.19         (0.62)          --
Year ended 7/31/07                      $ 9.73      0.61[DELTA]          (0.13)           0.48         (0.62)       (0.03)
11/29/05 (c) to 7/31/06                 $10.00      0.33                 (0.24)           0.09         (0.36)          --
---------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS C SHARES
Year ended 7/31/10                      $ 8.71      0.63[DELTA]           0.90            1.53         (0.64)          --
Year ended 7/31/09                      $ 9.13      0.70[DELTA]          (0.41)           0.29         (0.71)          --
Year ended 7/31/08                      $ 9.57      0.64[DELTA]          (0.45)           0.19         (0.63)          --
Year ended 7/31/07                      $ 9.74      0.60[DELTA]          (0.12)           0.48         (0.62)       (0.03)
11/29/05 (c) to 7/31/06                 $10.00      0.35                 (0.25)           0.10         (0.36)          --
---------------------------------------------------------------------------------------------------------------------------

                  See notes to financial highlights
                  and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                           RATIOS/SUPPLEMENTAL DATA
                                        --------------------------------------------------------------
                                                   RATIOS OF     RATIOS OF     RATIOS OF
                  NET        TOTAL       NET       EXPENSES       EXPENSES        NET
    TOTAL        ASSET      RETURN      ASSETS,       TO             TO        INVESTMENT
  DIVIDENDS      VALUE,    (EXCLUDES    END OF      AVERAGE       AVERAGE        INCOME      PORTFOLIO
     AND         END OF      SALES      PERIOD        NET           NET        TO AVERAGE    TURNOVER
DISTRIBUTIONS    PERIOD     CHARGE)     (000'S)    ASSETS (a)    ASSETS (b)    NET ASSETS    RATE (d)
------------------------------------------------------------------------------------------------------
    (0.33)       $ 9.26      9.77%     $ 23,916       0.65%         0.08%         3.54%         14%
    (0.63)       $ 8.75     (4.64)%    $ 26,856       0.65%         0.08%         4.80%          6%
    (0.73)       $ 9.89     (3.67)%    $ 28,215       0.62%         0.08%         4.04%         23%
    (0.63)       $10.99      8.58%     $ 24,570       0.64%         0.08%         3.69%         24%
    (0.51)       $10.72      2.88%     $ 24,385       0.58%         0.08%         3.72%         15%
------------------------------------------------------------------------------------------------------

    (0.31)       $ 9.24      9.39%     $  9,630       0.90%         0.33%         3.30%         14%
    (0.61)       $ 8.74     (4.77)%    $  9,914       0.90%         0.33%         4.52%          6%
    (0.70)       $ 9.87     (3.93)%    $ 12,908       0.88%         0.33%         3.68%         23%
    (0.60)       $10.97      8.33%     $ 15,083       0.89%         0.33%         3.44%         24%
    (0.48)       $10.70      2.62%     $ 16,138       0.82%         0.33%         3.45%         15%
------------------------------------------------------------------------------------------------------

    (0.24)       $ 9.20      8.58%     $  4,051       1.65%         1.08%         2.53%         14%
    (0.55)       $ 8.70     (5.45)%    $  5,099       1.65%         1.08%         3.76%          6%
    (0.63)       $ 9.83     (4.78)%    $  7,253       1.63%         1.08%         2.97%         23%
    (0.51)       $10.95      7.53%     $  9,242       1.64%         1.07%         2.69%         24%
    (0.40)       $10.67      1.83%     $ 10,208       1.57%         1.08%         2.69%         15%
------------------------------------------------------------------------------------------------------

    (0.24)       $ 9.21      8.56%     $  1,365       1.65%         1.08%         2.53%         14%
    (0.55)       $ 8.71     (5.45)%    $  1,788       1.65%         1.08%         3.74%          6%
    (0.63)       $ 9.84     (4.70)%    $  2,250       1.63%         1.08%         2.91%         23%
    (0.52)       $10.95      7.59%     $  3,091       1.64%         1.07%         2.67%         24%
    (0.39)       $10.67      1.72%     $  3,816       1.57%         1.08%         2.68%         15%
------------------------------------------------------------------------------------------------------

    (0.73)        $9.62     19.22%     $ 53,780       1.20%         0.74%         7.83%         71%
    (0.79)        $8.72      5.98%     $ 47,395       1.19%         0.74%        10.13%         32%
    (0.72)        $9.14      2.98%     $ 50,153       1.15%         0.74%         7.65%         36%
    (0.74)        $9.57      5.85%     $ 68,193       1.14%         0.74%         7.12%         42%
    (0.42)        $9.74      1.59%*    $ 66,033       1.15%**       0.74%**       6.77%**       41%
------------------------------------------------------------------------------------------------------

    (0.70)        $9.59     18.96%     $  1,149       1.42%         0.99%         7.71%         71%
    (0.77)        $8.69      5.60%     $  4,443       1.38%         0.99%         9.23%         32%
    (0.68)        $9.12      2.38%     $    206       1.40%         0.99%         7.17%         36%
    (0.72)        $9.57      5.47%     $    175       1.39%         0.99%         6.83%         42%
    (0.40)        $9.74      1.44%*    $    227       2.98%**       0.99%**       6.74%**       41%
------------------------------------------------------------------------------------------------------

    (0.63)        $9.61     18.07%     $     94       2.21%         1.74%         6.83%         71%
    (0.71)        $8.71      4.89%     $     74       2.20%         1.74%         9.10%         32%
    (0.62)        $9.13      1.94%     $    155       2.15%         1.74%         6.67%         36%
    (0.65)        $9.56      4.83%     $    156       2.15%         1.74%         6.12%         42%
    (0.36)        $9.73      0.91%*    $     96       7.16%**       1.74%**       5.98%**       41%
------------------------------------------------------------------------------------------------------

    (0.64)        $9.60     18.06%     $  1,403       2.23%         1.74%         6.72%         71%
    (0.71)        $8.71      4.93%     $    113       2.19%         1.74%         9.19%         32%
    (0.63)        $9.13      2.00%     $    114       2.15%         1.74%         6.67%         36%
    (0.65)        $9.57      4.72%     $    127       2.15%         1.74%         6.04%         42%
    (0.36)        $9.74      0.94%*    $     55       8.04%**       1.74%**       5.93%**       41%
------------------------------------------------------------------------------------------------------

                  See notes to financial highlights
                  and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                       CHANGE IN NET ASSETS                            LESS DIVIDENDS AND
                                                     RESULTING FROM OPERATIONS                         DISTRIBUTIONS FROM
                                                   ------------------------------                -------------------------------
                                                                    NET REALIZED
                                                                       AND
                                                                    UNREALIZED      CHANGE IN
                                       NET ASSET                   GAINS/(LOSSES)   NET ASSETS
                                        VALUE,         NET             FROM         RESULTING       NET                   NET
                                       BEGINNING    INVESTMENT      INVESTMENTS       FROM       INVESTMENT   PAID-IN   REALIZED
                                       OF PERIOD   INCOME/(LOSS)    TRANSACTIONS    OPERATIONS     INCOME     CAPITAL    GAINS
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND INSTITUTIONAL SHARES
Year ended 7/31/10                      $ 8.46      0.38[DELTA]         0.62           1.00        (0.44)         --        --
Year ended 7/31/09                      $ 9.03      0.46[DELTA]        (0.55)         (0.09)       (0.48)         --        --
Year ended 7/31/08                      $ 9.68      0.48[DELTA]        (0.64)         (0.16)       (0.49)         --        --
Year ended 7/31/07                      $ 9.68      0.45[DELTA]@        0.01           0.46        (0.46)         --        --
Year ended 7/31/06                      $10.07      0.42               (0.30)          0.12        (0.45)         --     (0.06)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS A SHARES
Year ended 7/31/10                      $ 8.46      0.36[DELTA]         0.61           0.97        (0.41)         --        --
Year ended 7/31/09                      $ 9.03      0.44[DELTA]        (0.55)         (0.11)       (0.46)         --        --
Year ended 7/31/08                      $ 9.67      0.46[DELTA]        (0.64)         (0.18)       (0.46)         --        --
Year ended 7/31/07                      $ 9.68      0.43[DELTA]@          --           0.43        (0.44)         --        --
Year ended 7/31/06                      $10.07      0.39               (0.30)          0.09        (0.42)         --     (0.06)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS B SHARES
Year ended 7/31/10                      $ 8.47      0.29[DELTA]         0.62           0.91        (0.35)         --        --
Year ended 7/31/09                      $ 9.03      0.38[DELTA]        (0.54)         (0.16)       (0.40)         --        --
Year ended 7/31/08                      $ 9.68      0.39[DELTA]        (0.65)         (0.26)       (0.39)         --        --
Year ended 7/31/07                      $ 9.68      0.35[DELTA]@        0.01           0.36        (0.36)         --        --
Year ended 7/31/06                      $10.07      0.32               (0.30)          0.02        (0.35)         --     (0.06)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS C SHARES
Year ended 7/31/10                      $ 8.47      0.29[DELTA]         0.62           0.91        (0.35)         --        --
Year ended 7/31/09                      $ 9.04      0.38[DELTA]        (0.55)         (0.17)       (0.40)         --        --
Year ended 7/31/08                      $ 9.68      0.39[DELTA]        (0.64)         (0.25)       (0.39)         --        --
Year ended 7/31/07                      $ 9.69      0.35[DELTA]@          --           0.35        (0.36)         --        --
Year ended 7/31/06                      $10.07      0.31               (0.28)          0.03        (0.35)         --     (0.06)
--------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND INSTITUTIONAL SHARES
Year ended 7/31/10                      $ 9.33      0.22[DELTA]         0.26           0.48        (0.23)         --        --
Year ended 7/31/09                      $ 9.29      0.33[DELTA]         0.05           0.38        (0.34)         --        --
Year ended 7/31/08                      $ 9.32      0.38[DELTA]        (0.03)          0.35        (0.38)         --        --
Year ended 7/31/07                      $ 9.25      0.37[DELTA]         0.09           0.46        (0.38)      (0.01)       --
Year ended 7/31/06                      $ 9.37      0.31               (0.06)          0.25        (0.37)         --        --
--------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND CLASS A SHARES
Year ended 7/31/10                      $ 9.32      0.19[DELTA]         0.27           0.46        (0.21)         --        --
Year ended 7/31/09                      $ 9.29      0.31[DELTA]         0.04           0.35        (0.32)         --        --
Year ended 7/31/08                      $ 9.31      0.35[DELTA]        (0.01)          0.34        (0.36)         --        --
Year ended 7/31/07                      $ 9.25      0.35[DELTA]         0.08           0.43        (0.36)      (0.01)       --
Year ended 7/31/06                      $ 9.36      0.28               (0.04)          0.24        (0.35)         --        --
--------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND CLASS C SHARES
Year ended 7/31/10                      $ 9.31      0.10[DELTA]         0.28           0.38        (0.14)         --        --
Year ended 7/31/09                      $ 9.28      0.22[DELTA]         0.07           0.29        (0.26)         --        --
Year ended 7/31/08                      $ 9.32      0.28[DELTA]        (0.02)          0.26        (0.30)         --        --
Year ended 7/31/07                      $ 9.25      0.28[DELTA]         0.09           0.37        (0.29)      (0.01)       --
Year ended 7/31/06                      $ 9.36      0.21               (0.04)          0.17        (0.28)         --        --
--------------------------------------------------------------------------------------------------------------------------------

                  See notes to financial highlights
                  and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                           RATIOS/SUPPLEMENTAL DATA
                                        --------------------------------------------------------------
                                                   RATIOS OF     RATIOS OF     RATIOS OF
                  NET        TOTAL       NET       EXPENSES       EXPENSES        NET
    TOTAL        ASSET      RETURN      ASSETS,       TO             TO        INVESTMENT
  DIVIDENDS      VALUE,    (EXCLUDES    END OF      AVERAGE       AVERAGE        INCOME      PORTFOLIO
     AND         END OF      SALES      PERIOD        NET           NET        TO AVERAGE    TURNOVER
DISTRIBUTIONS    PERIOD     CHARGE)     (000'S)    ASSETS (a)    ASSETS (b)    NET ASSETS    RATE (d)
------------------------------------------------------------------------------------------------------
    (0.44)       $9.02      11.91%     $275,474       0.87%         0.65%        4.33%          39%
    (0.48)       $8.46      (0.71)%    $386,492       0.84%         0.66%        5.54%          15%
    (0.49)       $9.03      (1.86)%    $559,548       0.88%         0.69%        5.03%          36%
    (0.46)       $9.68       4.83%@    $230,154       0.91%         0.72%        4.57%          65%
    (0.51)       $9.68       1.21%     $252,145       0.90%         0.74%        4.23%         352%
------------------------------------------------------------------------------------------------------

    (0.41)       $9.02      11.76%     $ 15,010       1.12%         0.90%        4.06%          39%
    (0.46)       $8.46      (0.95)%    $ 15,751       1.09%         0.91%        5.29%          15%
    (0.46)       $9.03      (1.99)%    $ 20,497       1.13%         0.94%        4.78%          36%
    (0.44)       $9.67       4.45%@    $  8,223       1.16%         0.97%        4.32%          65%
    (0.48)       $9.68       0.97%     $ 11,657       1.15%         0.99%        3.97%         352%
------------------------------------------------------------------------------------------------------

    (0.35)       $9.03      10.90%     $  1,821       1.87%         1.65%        3.30%          39%
    (0.40)       $8.47      (1.58)%    $  2,932       1.84%         1.66%        4.55%          15%
    (0.39)       $9.03      (2.80)%    $  3,490       1.88%         1.69%        4.02%          36%
    (0.36)       $9.68       3.75%@    $  2,151       1.91%         1.72%        3.57%          65%
    (0.41)       $9.68       0.20%     $  2,655       1.91%         1.74%        3.20%         352%
------------------------------------------------------------------------------------------------------

    (0.35)       $9.03      10.93%     $    859       1.87%         1.65%        3.30%          39%
    (0.40)       $8.47      (1.71)%    $    745       1.84%         1.66%        4.52%          15%
    (0.39)       $9.04      (2.72)%    $  1,528       1.88%         1.69%        4.07%          36%
    (0.36)       $9.68       3.65%@    $    225       1.90%         1.72%        3.57%          65%
    (0.41)       $9.69       0.30%     $    315       1.91%         1.74%        3.16%         352%
------------------------------------------------------------------------------------------------------

    (0.23)       $9.58       5.18%     $254,162       0.78%         0.57%        2.30%          78%
    (0.34)       $9.33       4.30%     $224,931       0.78%         0.64%        3.67%          63%
    (0.38)       $9.29       3.80%     $241,776       0.79%         0.64%        4.01%          33%
    (0.39)       $9.32       5.08%     $267,348       0.80%         0.64%        3.99%          75%
    (0.37)       $9.25       2.75%     $258,423       0.78%         0.67%        3.33%          53%
------------------------------------------------------------------------------------------------------

    (0.21)       $9.57       4.94%     $ 22,079       1.03%         0.82%        1.98%          78%
    (0.32)       $9.32       3.93%     $  6,330       1.03%         0.89%        3.41%          63%
    (0.36)       $9.29       3.67%     $  7,127       1.04%         0.89%        3.73%          33%
    (0.37)       $9.31       4.70%     $  9,704       1.05%         0.89%        3.72%          75%
    (0.35)       $9.25       2.60%     $ 12,362       1.03%         0.92%        3.07%          53%
------------------------------------------------------------------------------------------------------

    (0.14)       $9.55       4.14%     $ 10,264       1.78%         1.57%        1.09%          78%
    (0.26)       $9.31       3.21%     $    879       1.78%         1.64%        2.45%          63%
    (0.30)       $9.28       2.76%     $    171       1.79%         1.64%        2.98%          33%
    (0.30)       $9.32       3.93%     $    160       1.81%         1.64%        2.97%          75%
    (0.28)       $9.25       1.81%     $    205       1.79%         1.67%        2.31%          53%
------------------------------------------------------------------------------------------------------

                  See notes to financial highlights
                  and notes to financial statements.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    (a) Before waivers and reminbursements
    (b) Net of waivers and reminbursements
    (c) Reflects date of commencement of operations.
    (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
      ^ Amount is less than $0.005 per share.
      * Not annualized.
     ** Annualized.
      # Represents income or gains/(losses) from affiliates.
(Delta) Average shares method used in calculation.
(Omega) Includes dividend and interest expense for securities sold short. See table below.

                       INSTITUTIONAL       CLASS A         CLASS B          CLASS C
                       -------------       -------         -------          -------
Year ended 7/31/10         0.60%            0.61%           0.62%            0.56%
Year ended 7/31/09         0.39%            0.39%           0.39%            0.33%
Year ended 7/31/08         0.59%            0.59%           0.59%            0.59%
Year ended 7/31/07           --^              --^             --^              --^

^ Amount is less than 0.005% per share.
@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of Citi (formerly BISYS Fund Services), a former service provider to the Funds. See Note 5 in Notes to Financial Statements for further information. See additional information below regarding per share impacts and total return from the year ended July 31, 2007 had this payment not occurred.

                                                                                                           AMOUNT PER
                                                                                                        SHARE FOR PAYMENT
                                TOTAL RETURN EXCLUDING PAYMENT BY THE ADVISOR (EXCLUDES SALES CHARGE)    BY THE ADVISOR &
                                ---------------------------------------------------------------------   -----------------
                                INSTITUTIONAL         CLASS A         CLASS B         CLASS C              ALL CLASSES
                                -------------         -------         -------         -------              -----------
Mid Cap Growth                      17.24%             16.93%          16.06%          16.07%                 $0.01
Quality Growth                      20.38%             20.05%          19.15%          19.15%                 $0.02
Disciplined Large Cap Value         14.44%             14.13%          13.38%          13.34%                 $  --^
Dividend Growth                     14.90%             14.64%          13.78%          13.79%                 $0.07
International Equity                24.57%             24.27%          23.36%          23.31%                 $  --^
Total Return Bond                    4.72%              4.45%           3.75%           3.65%                 $0.01

^ Amount is less than $0.005.
& Per share impact of the Payment by the Advisor was recognized by all classes on July 30, 2007. Calculation is based on outstanding shares as of July 30, 2007. Net Investment Income/(Loss) in these Financial Highlights includes the Payment by the Advisor.

~ Includes interest expense relating to settlement of foreign futures. Interest expense was 0.01% for year ended July 31, 2010 and 0.02% for the year ended July 31, 2009.
! Includes extraordinary legal expenses. See table below and Note 3.

                       INSTITUTIONAL       CLASS A         CLASS B          CLASS C
                       -------------       -------         -------          -------
Year ended 7/31/10         0.32%            0.31%           0.29%            0.39%
Year ended 7/31/09         0.39%            0.38%           0.39%            0.25%

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

(1) ORGANIZATION

Fifth Third Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust consists of twenty-four separate investment portfolios.

The accompanying financial statements and notes relate only to the series of the Trust (individually a "Fund" and collectively the "Funds") listed below. Each Fund is a diversified investment company for purposes of the Act, except for Fifth Third Dividend Growth Fund, which is a non-diversified investment company.

FUND NAME
---------
Fifth Third Small Cap Growth Fund ("Small Cap Growth")
Fifth Third Mid Cap Growth Fund ("Mid Cap Growth")
Fifth Third Quality Growth Fund ("Quality Growth")
Fifth Third Dividend Growth Fund ("Dividend Growth")
Fifth Third Micro Cap Value Fund ("Micro Cap Value")
Fifth Third Small Cap Value Fund ("Small Cap Value")
Fifth Third All Cap Value Fund ("All Cap Value")
Fifth Third Disciplined Large Cap Value Fund ("Disciplined Large Cap Value") Fifth Third Structured Large Cap Plus Fund ("Structured Large Cap Plus") Fifth Third Equity Index Fund ("Equity Index")
Fifth Third International Equity Fund ("International Equity")
Fifth Third Strategic Income Fund ("Strategic Income")
Fifth Third LifeModel Aggressive Fund(SM) ("LifeModel Aggressive(SM)")
Fifth Third LifeModel Moderately Aggressive Fund(SM) ("LifeModel Moderately Aggressive(SM)")
Fifth Third LifeModel Moderate Fund(SM) ("LifeModel Moderate(SM)")
Fifth Third LifeModel Moderately Conservative Fund(SM) ("LifeModel Moderately Conservative(SM)")
Fifth Third LifeModel Conservative Fund(SM) ("LifeModel Conservative(SM)") (the foregoing five funds collectively the "LifeModel Funds(SM)")
Fifth Third High Yield Bond Fund ("High Yield Bond")
Fifth Third Total Return Bond Fund ("Total Return Bond")
Fifth Third Short Term Bond Fund ("Short Term Bond")

Short Term Bond has three classes of shares: Institutional, Class A, and Class C shares. Equity Index has seven classes of shares: Institutional, Class A, Class B, Class C, Select, Preferred and Trust shares. The remainder of the Funds each have four classes of shares: Institutional, Class A, Class B, and Class C shares. All Funds' Class B shares are closed to new purchases as of this report date. Class A shares are subject to initial sales charges imposed at the time of purchase, as described in the Funds' prospectuses. Certain redemptions of each of Class A shares made within twelve months of purchase, Class B shares made within six years of purchase and Class C shares made within twelve months of purchase are subject to contingent deferred sales charges, as described in the Funds' prospectuses. Each class of shares for each Fund has identical rights and privileges except with respect to administrative services fees paid by Class C, Select, Preferred and Trust shares, distribution services fees paid by Class A, Class B, and Class C shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

The financial statements of the underlying Fifth Third Funds in which the LifeModel Funds(SM) invest should be read in conjunction with the financial statements for the applicable LifeModel Fund(SM).

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The preparation of financial statements in conformity

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

SECURITIES VALUATION -- All investments in securities are recorded at their estimated fair value as described in Note 12.

SECURITIES TRANSACTIONS AND RELATED INCOME -- Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis and includes, where applicable, amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Paydown gains and losses on mortgage-and asset-backed securities are recorded as adjustments to interest income. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

FOREIGN CURRENCY TRANSLATION -- The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, including investments in securities, resulting from changes in the currency exchange rates.

LENDING PORTFOLIO SECURITIES -- Each Fund may lend securities up to 33 1/3% of the Fund's total assets (including the amount of securities out on loan) to qualified borrowers (typically broker-dealers) in order to enhance fund earnings by investing cash collateral received in making such loans. The Funds continue to earn interest and dividends on securities loaned by way of receiving substitute payments (substitute dividend payments are generally not classified as Qualified Dividend Income for federal income tax purposes). Loans will be made only to borrowers deemed by the Lending Agent to be of sufficiently strong financial standing, organizational stability and creditworthiness under guidelines established by the Board of Trustees ("Trustees") and when, in the judgment of the Lending Agent, the consideration that can be earned currently from such securities loans justifies the attendant risks.

The Trust has engaged its custodian bank, State Street Bank and Trust Company ("State Street"), to act as Lending Agent and to administer its securities lending program. State Street will earn a portion of program net income for its services. When a Fund makes a security loan, it receives cash collateral as protection against borrower default on the loaned security position and records an asset for the cash/invested collateral and a liability for the return of the collateral. Securities on loan continue to be included in investment securities at market value on the Statements of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required at the time the loan is made to be secured by collateral at least equal to 105% of the prior day's market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange; or 102% of the prior day's market value of the securities on loan (including accrued interest) of any other loaned securities, and not less than 100% thereafter. The Funds may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency sponsored obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in market value. State Street marks to market securities loaned and the collateral each business day. If additional collateral is due, State Street collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, State Street may experience delays in, or may be prevented from, recovering the collateral on behalf of a Fund. State Street may on behalf of a Fund recall a loaned security position at any time from a borrower, who is obligated to return the security recalled. In the event the borrower fails to return a recalled security in a timely fashion, State Street reserves the right to use the collateral to purchase like securities in the open market. State Street indemnifies the Funds against borrower default by agreeing to fund any shortfall between the collateral held and the cost of obtaining replacement securities. If replacement securities are not available, State Street will credit the equivalent cash value to the Fund(s). As of July 31, 2010 cash collateral received for the Funds engaged in securities lending was invested in the State Street Navigator Prime Securities Lending Portfolio. Additionally, certain Funds received non-cash collateral, which they are not permitted to sell or re-pledge. The non-cash collateral is made up of U.S. Treasury and U.S. agency bonds. The maturities range from August 15, 2010 to July 15, 2017, with interest rates ranging from ..45% to 4.125%.

                                       MARKET VALUE OF           CASH          NON-CASH
FUND                                  SECURITIES ON LOAN      COLLATERAL       COLLATERAL
----                                  ------------------      -----------      ----------
Small Cap Growth                         $12,190,237          $12,523,826      $       --
Mid Cap Growth                            15,048,477           15,269,298              --
Quality Growth                            19,618,545           19,942,940              --
Equity Index                              10,768,643           10,875,161         189,372
All Cap Value                             12,397,700           12,716,942              --
Disciplined Large Cap Value               16,448,565           11,347,632       5,494,700
Strategic Income                          13,728,842           14,049,937              --
Dividend Growth                            2,047,894            2,045,480          47,351
International Equity                      15,771,172           16,322,217         202,895
High Yield Bond                            6,843,665            6,990,498              --
Total Return Bond                         13,607,089           13,813,988              --
Short Term Bond                           46,989,341           47,889,195              --

OTHER -- Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based on their relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as administrative services and/or distribution fees.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends, if any, from net investment income are generally declared/paid as follows:

DECLARED DAILY/PAID MONTHLY    DECLARED/PAID MONTHLY    DECLARED/PAID QUARTERLY        DECLARED/PAID ANNUALLY
---------------------------    ---------------------    -----------------------        ----------------------
Strategic Income               High Yield Bond          Dividend Growth                Small Cap Growth
                               Total Return Bond        All Cap Value                  Mid Cap Growth
                               Short Term Bond          Disciplined Large Cap Value    Quality Growth
                                                        Structured Large Cap Plus      Micro Cap Value
                                                        Equity Index                   Small Cap Value
                                                        The LifeModel Funds(SM)        International Equity

Distributable net realized gains, if any, are declared and distributed at least annually. Dividends declared and payable to shareholders are recorded on the ex-dividend date.

Dividends from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for mortgage-backed securities, amortization and/or accretion of securities, foreign currency transactions, expiring capital loss carryforwards and deferrals of certain losses. To the extent distributions would exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital. These "book/tax" differences are either considered temporary or permanent in nature. To

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications. Accordingly, at July 31, 2010, reclassifications were recorded as follows:

                                          INCREASE          INCREASE
                                         (DECREASE)        (DECREASE)
                                       ACCUMULATED NET     ACCUMULATED        INCREASE
                                         INVESTMENT        NET REALIZED      (DECREASE)
                                        INCOME (LOSS)      GAIN (LOSS)      PAID-IN-CAPITAL
                                       ---------------     ------------     ---------------
Small Cap Growth                         $  243,795        $     1,111       $   (244,906)
Mid Cap Growth                              273,623            592,404           (866,027)
Quality Growth                                7,025          3,060,388         (3,067,413)
Dividend Growth                                (223)        10,085,085        (10,084,862)
Micro Cap Value                             169,012             80,633           (249,645)
Small Cap Value                            (256,044)           284,884            (28,840)
All Cap Value                               (34,446)            38,753             (4,307)
Disciplined Large Cap Value                 (25,698)            26,235               (537)
Structured Large Cap Plus                  (329,192)           329,345               (153)
Equity Index                                 (7,461)            29,569            (22,108)
International Equity                        532,552          1,354,497         (1,887,049)
Strategic Income                             72,033            (71,904)              (129)
LifeModel Aggressive(SM)                     12,998                 51            (13,049)
LifeModel Moderately Aggressive(SM)             168                145               (313)
LifeModel Moderate(SM)                          483                 --               (483)
LifeModel Moderately Conservative(SM)            95                 --                (95)
LifeModel Conservative(SM)                       60                 --                (60)
High Yield Bond                              10,592            (10,537)               (55)
Total Return Bond                         2,343,249         (2,055,047)          (288,202)
Short Term Bond                             335,319           (326,601)            (8,718)

FEDERAL TAXES -- It is the intention of each Fund to continue to qualify as a regulated investment company by complying with Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Accordingly, no provision for federal income or excise taxes has been made.

At July 31, 2010, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Funds file U.S. tax returns and returns in various foreign jurisdictions in which they invest. While the statute of limitations remains open to examine the Funds' U.S. tax returns filed for the fiscal years from 2007-2009, no examinations are in progress or anticipated as of this report date. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(3) SECURITIES AND OTHER INVESTMENTS

REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements only with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor") to be creditworthy. It is the policy of the Funds to require the custodian or sub-custodian bank to take possession or have legally segregated in the Federal Reserve Book Entry System, all securities segregated as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the relevant repurchase agreement transaction. Risks may arise from the potential inability or unwillingness of counterparties to honor the terms of a repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

SHORT SALES -- Structured Large Cap Plus sells securities short, whereby it sells a security it generally does not own (the security is borrowed) in anticipation of a decline in the security's price. The initial amount of a short

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                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

sale is recorded as a liability, which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. The Fund also may short a security when also holding a long position in the security (a "short against the box"), as the security's price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security's price rises. The Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund. The Fund segregates cash and/or securities in a sufficient amount as collateral to the extent of open short positions. See Notes to Schedule of Investments.

As described in the Fund's prospectuses, the Fund may sell securities short as part if its investment strategy. Prior to September 19, 2009, Lehman Brothers, Inc. ("LBI") served as the exclusive prime broker for the Fund's short sales. Due to bankruptcy, LBI's business is currently being liquidated under the Securities Investor Protection Act. The trustee for the liquidation proceedings (the "Liquidation Trustee") has taken a position with respect to the valuation date for the Fund's short positions which Fund management believes to be incorrect and materially disadvantageous to the Fund. A partial settlement of this dispute with the Liquidation Trustee was reached on March 13, 2009. Under the partial settlement, the Fund established an escrow account at the Fund's custodian bank with respect to the amount in dispute ($18,179,102) (the "Disputed Amount"). Subsequently, the Fund filed a motion for summary judgment with the U.S. Bankruptcy Court for the Southern District of New York (the "Court") seeking an order that the Fund is entitled to the Disputed Amount and the Liquidation Trustee filed a motion to strike the Fund's summary judgment motion and to uphold the Liquidation Trustee's determination that the Fund is not entitled to the Disputed Amount. On June 1, 2010, the Court granted the Liquidation Trustee's motion to uphold the Liquidation Trustee's determination regarding the Disputed Amount and expunged the Fund's objection to that determination. On June 28, 2010, the Fund filed a notice of appeal. It is unclear whether the Fund will obtain a favorable outcome with respect to this matter.

Given the above circumstances, the Fund's per-share net asset value continues to reflect a negative outcome.

In accordance with the Fund's prospectuses, the Fund's legal expenses related to these matters, including costs of possible litigation, are considered extraordinary expenses and therefore are borne by the Fund without regard to the Fund's expense limitation agreement. These expenses have been and may continue to be substantial. The Fund had incurred $350,233 and $263,410 of extraordinary legal expenses for the years ended July 31, 2009 and 2010, respectively.

Beginning in March 2009, the new prime broker for the Fund's short sales is Pershing, LLC. Pershing, LLC is a subsidiary of the Bank of New York Mellon Corporation.

The LifeModel Funds(SM) invest in Structured Large Cap Plus. An increase in the expense ratio of Structured Large Cap Plus also affects the return on investments by the LifeModel Funds(SM).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Funds may engage in when-issued or delayed delivery ("TBAs") transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date. To the extent the Funds hold these types of securities, a sufficient amount of cash and/or securities is segregated as collateral. See Notes to Schedules of Investments.

(4) FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS -- The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from the adverse change in the

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

relationship between the U.S. Dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts. Foreign currency contracts open as of this report date are listed in the Notes to Schedules of Investments.

FUTURES CONTRACTS -- The Funds, with the exception of Dividend Growth, may enter into futures contracts which represent a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Cash and/or securities are segregated or delivered to dealers in order to maintain a position ("initial margin"). Subsequent payments made or received by a Fund based on the daily change in the market value of the position ("variation margin") are recorded as receivable or payable. The Funds recognize unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities. To the extent these Funds have open futures contracts at period end, a sufficient amount of cash and/or securities, which is restricted as to its use by these Funds, is segregated as collateral. Futures contracts open as of this report date are listed in the Notes to Schedules of Investments.

SWAP AGREEMENTS -- The Funds entered into swap transactions, which are privately negotiated agreements between a Fund and a counterparty (usually a broker-dealer) to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. A Fund may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive up to the par amount of the underlying instrument in the event of a default by a third party - typically, a corporate issuer or sovereign issuer of an emerging country - on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. When it is a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, a Fund must pay to the buyer of the protection an amount up to the notional value of the swap and, in certain instances, take delivery of the underlying asset. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. When it is a buyer of protection, a Fund generally makes an upfront payment or pays a fixed rate throughout the term of the swap. In addition, as a buyer of protection, a Fund generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

of credit default swaps and other swap agreements that provide for contingent, non-periodic, "bullet-type" payments as "notional principal contracts" for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a "notional principal contract" for U.S. federal income tax purposes, payments received by a Fund from such investments may be subject to U.S. excise or income taxes. The Funds' maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds' exposure to the counterparty.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received or paid by a Fund are included in realized gain or loss in the Statements of Operations. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that the parties may disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. Strategic Income and Total Return Bond each held an open swap contract as of the date of this report. See Notes to Schedules of Investments.

(5) RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY FEE -- FTAM is the Funds' investment advisor. FTAM, a wholly owned subsidiary of Fifth Third Bank, is an indirect subsidiary of Fifth Third Bancorp, a publicly traded financial services company. For its advisory services to the Funds, FTAM receives an investment advisory fee computed daily based on each Fund's average daily net assets and paid monthly. Pursuant to a sub-advisory arrangement with FTAM, Fort Washington Investment Advisors, Inc. ("Fort Washington") is High Yield Bond's Sub-Advisor. The Advisor compensates Fort Washington monthly at an annual sub-advisory fee of 0.40% of net assets for the initial $50 million in assets and 0.30% of net assets for assets in excess of $150 million. For certain Funds, FTAM has voluntarily agreed to waive a portion of its advisory fee. In addition, FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See the table of advisory fees, waivers and expense limitations below.

ADMINISTRATION FEE -- FTAM is the Trust's administrator (the "Administrator") and generally assists in all aspects of the Trust's administration and operations, including providing the Funds with certain administrative personnel and services necessary to operate the Funds. FTAM receives administration fees at the annual rates shown below, which are computed daily and paid monthly based on average daily net assets of the Trust; the fees are prorated among the Funds based upon their relative average daily net assets.

ADMINISTRATION FEE          TRUST AVERAGE DAILY NET ASSETS
------------------          ------------------------------
0.20%                       Up to $1 billion
0.18%                       In excess of $1 billion up to $2 billion
0.17%                       In excess of $2 billion

For certain Funds, FTAM has voluntarily agreed to waive a portion of its administration fee. In addition, a $10,000 annual, per class, per Fund fee applies beyond the first four classes per Fund (only Equity Index has more than four classes), and each Fund that commences operations after September 18, 2002 is subject to an annual $20,000 minimum fee. FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See the table of advisory fee, waivers and expense limitations below.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

ADVISORY FEE, WAIVERS, EXPENSE LIMITATIONS -- In its capacity as Advisor and Administrator, FTAM has entered into an expense limitation agreement with the Funds. Under the terms of the expense limitation agreement, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the specified expense limit for the Fund, the excess amount will be borne by FTAM. If the operating expenses are less than the specified expense limit for the Fund, FTAM shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amount reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently the period for the 13 or 37 months commencing November 2, 2009). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this agreement in the fiscal year, does not cause the Fund to exceed the expense limitation. All waivers not recovered at the end of the period expire on either November 26, 2010 or November 30, 2012 (see table below).
The Funds' various annual fee rates, waivers and expense limitations as of this report date are as follows:

                                                                   CONTRACTUAL
                                                                     EXPENSE
                                                                   LIMITATION/
                                                                  REIMBURSEMENT              CLASS EXPENSE LIMITATION*
                                        ADVISORY  ADMINISTRATION   RECOVERABLE   --------------------------------------------------
                              ADVISORY     FEE         FEE         EXPIRATION                                         REIMBURSEMENT
FUND                             FEE     WAIVER       WAIVER          DATE       INSTITUTIONAL     A     B      C     RECOVERABLE**
----                          --------  --------  --------------  -------------  ---------------------  -----  -----  -------------
Small Cap Growth                0.70%       NA           NA        11/26/2010        1.01%       1.26%  2.01%  2.01%     $ 84,847
Mid Cap Growth*                 0.80%     0.10%        0.11%       11/26/2010        0.88%       1.13%  1.88%  1.88%     $236,064
Quality Growth                  0.80%       NA         0.02%       11/26/2010        1.06%       1.31%  2.06%  2.06%     $159,021
Dividend Growth                 0.80%     0.20%          NA        11/26/2010        0.73%       0.98%  1.73%  1.73%     $123,002
Micro Cap Value                 1.00%       NA           NA        11/26/2010        1.35%       1.60%  2.35%  2.35%     $120,872
Small Cap Value*                0.90%     0.05%          NA        11/26/2010        1.15%       1.40%  2.15%  2.15%     $ 83,094
All Cap Value*                  1.00%     0.20%        0.05%       11/26/2010        1.04%       1.29%  2.04%  2.04%     $390,652
Disciplined Large
  Cap Value*                    0.80%     0.10%        0.06%       11/26/2010        0.91%       1.16%  1.91%  1.91%     $431,639
StructuredLargeCapPlus*(++)     0.70%     0.10%        0.10%       11/26/2010        0.72%       0.97%  1.72%  1.72%     $216,728
Equity Index ^                  0.30%     0.20%       0.065%       11/30/2012        0.19%       0.44%  1.19%  1.19%     $895,664
International Equity*(Omega)    1.00%     0.19%          NA        11/26/2010        1.16%       1.41%  2.16%  2.16%     $322,339
Strategic Income*               1.00%     0.40%        0.05%       11/30/2012        0.86%       1.11%  1.86%  1.86%     $374,519
LifeModel Aggressive(SM)        0.15%     0.12%          NA        11/30/2012        0.08%       0.33%  1.08%  1.08%     $394,346
LifeModel Moderately
  Aggressive(SM)                0.15%     0.12%          NA        11/30/2012        0.08%       0.33%  1.08%  1.08%     $685,160
LifeModel Moderate(SM)          0.15%     0.12%          NA        11/30/2012        0.08%       0.33%  1.08%  1.08%     $734,588
LifeModel Moderately
  Conservative(SM)              0.15%     0.12%          NA        11/30/2012        0.08%       0.33%  1.08%  1.08%     $234,083
LifeModel Conservative(SM)      0.15%     0.12%          NA        11/30/2012        0.08%       0.33%  1.08%  1.08%     $182,130
High Yield Bond                 0.70%       NA           NA        11/26/2010        0.74%       0.99%  1.74%  1.74%     $188,981
Total Return Bond               0.60%     0.15%        0.06%       11/26/2010        0.65%       0.90%  1.65%  1.65%     $530,221
Short Term Bond*                0.50%     0.10%        0.09%       11/30/2012        0.55%       0.80%    NA   1.55%     $466,290

* The Funds' expense limitation for each class decreased by the following annual amounts during the period ended. FTAM accompanied these decreases in limitations with a corresponding increase in an advisory or administration waiver.

FUND                            DECREASE IN LIMITATION      EFFECTIVE DATE
----                            ----------------------      -----------------
Mid Cap Growth                           0.05%              November 02, 2009
Small Cap Value                          0.05%              November 02, 2009
All Cap Value                            0.10%              November 02, 2009
Disciplined Large Cap Value              0.05%              November 02, 2009
Structured Large Cap Plus                0.20%              November 02, 2009
International Equity                     0.05%              November 02, 2009
Strategic Income                         0.05%              November 02, 2009
Short Term Bond                          0.09%              November 02, 2009

** The cumulative amounts waived and/or reimbursed which may be potentially recoverable by FTAM under the expense limitation agreements for the period from November 2, 2009 through July 31, 2010.
(++) Because dividend expenses on short sales and extraordinary legal expenses are excluded from this fund's expense limitation, Net Expenses are expected to exceed the applicable expense limitation by the amount of these items.
^ The annual limitations shown include 12b-1 or administrative services fees and are net of all waivers, voluntary or contractual. The limitations are 0.27%, 0.34% and 0.44% for Equity Index Select, Preferred and Trust Shares, respectively.
(Omega) International Equity's Advisory Fee is 0.85% for net assets in excess of $750 million.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

ACCOUNTING FEES -- FTAM is the Funds' accounting agent. FTAM receives accounting fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of each Fund, subject to a $30,000 per Fund annual minimum, plus out-of-pocket expenses.

ACCOUNTING FEE             FUND AVERAGE DAILY NET ASSETS
--------------             ------------------------------
0.020%                     Up to $500 million
0.015%                     In excess of $500 million up to $1 billion
0.010%                     In excess of $1 billion

In addition, a $10,000 annual flat per class, per fund fee applies beyond the initial class of shares.

DISTRIBUTION AND/OR SERVICING FEES, WAIVERS -- The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. FTAM Funds Distributor, Inc. is the Trust's distributor/principal underwriter (the "Distributor"). Under the terms of the Plan, the Funds will compensate the Distributor from the net assets of the Funds' Class A, Class B and Class C shares to finance activities intended to result in the sales of each Fund's shares. The Plan provides that the Funds will incur fees accrued daily and paid monthly to the Distributor at annual rates up to or equal to that shown below based on average daily net assets of the respective classes in the Plan.

CLASS                      DISTRIBUTION/SERVICING FEE
--------------             --------------------------
Class A                               0.25%
Class B                               1.00%
Class C                               0.75%

In addition, the Distributor earned commissions on certain sales of Class A shares (most of which commissions are reallowed to the selling broker-dealer) as well as contingent deferred sales commissions (CDSC) on certain redemptions of Class A, B and C shares (all of which is paid to the finance agent who financed advance commissions, as applicable, on sales of these shares). FTAM is the Class C advance commission finance agent. For the twelve months ended July 31, 2010, FTAM earned $8,601 in CDSC fees from the Trust. Affiliates of FTAM earned reallowed sales commissions of $255,304 and 12b-1 distribution/servicing fees as well as administrative servicing fees (see below) of $1,488,225 from the Trust for the period ended as of the report date.

ADMINISTRATIVE SERVICING FEE -- The Trust has a Shareholder Servicing Plan with the Distributor with respect to Class C, Select, Preferred and Trust Shares. Under the Agreement, certain administrative services, including those relating to the maintenance of shareholder accounts, were provided to these shareholders during the year. The Distributor, as well as other financial institutions
(which may include affiliates of the Advisor) receives fees computed at rates up to those shown below, based on average daily net assets of the respective classes.

CLASS                   ADMINISTRATIVE SERVICING FEE
--------------          ----------------------------
Class C                             0.25%
Select                              0.08%
Preferred                           0.15%
Trust                               0.25%

TRANSFER AND DIVIDEND DISBURSING AGENT -- Pursuant to a Services Agreement with the Trust dated May 14, 2007, FTAM provides certain services on behalf of the Trust. Under this agreement, FTAM's fees are paid monthly and are accrued daily based upon each Fund of the Trust's relative average daily net assets, at the aggregate annual amount of $370,000. FTAM earned $370,000 from the Trust in service fees for the period ended as of this report date.

OTHER -- Certain officers of the Trust are also officers of FTAM and/or its affiliates. Certain non-principal officers of the Trust are also employees of State Street. None of these officers are paid any fees by the Trust.

The Trust reimbursed FTAM for fees paid to a third party in connection with the negotiation of a new custody agreement. For the year ended July 31, 2010, the fees were $5,082. The fees were allocated to each Fund based on actual expenses incurred by the Fund.

PAYMENTS BY AFFILIATES -- Citi (formerly BISYS Fund Services, Inc. ("Citi")), which formerly provided various services to the Trust, reached a settlement and entered into an order (the "Order") with the Securities and Exchange Commission ("SEC") regarding the SEC's investigation of Citi's past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Neither the Trust nor FTAM was a party to the

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

Order, nor is the Trust or FTAM bound by the Order or its findings. It is unclear the extent to which the Trust, FTAM and certain of its former service providers are or may be affected by the SEC's investigation of Citi or by the Order. In response to the SEC's inquiries related to this matter, including those of the Trust's former service arrangements with Citi, FTAM made a one time contribution of money to certain Funds of the Trust during the year ended July 31, 2007. The affected Funds and the amounts paid to such Funds were determined based on various factors such as certain Fund expenses during 1999 through 2001 as well as the applicable Funds' net assets during this time period. The amount credited to each class of the applicable Funds was determined according to the relative net assets of such classes on the date the amounts were recognized. The amounts were allocated among the components of net assets for the fiscal year ended July 31, 2007 for each applicable Fund based upon its character for federal income tax purposes. The total returns for the year ended July 31, 2007 for each class of the applicable Funds would have been lower had the payments not been made; see Notes to Financial Highlights.

In July 2010, certain funds received a one-time payment from the BISYS Fair Fund (a fund established pursuant to a settlement between the SEC and BISYS Fund Services, Inc. that requires, among other things, a distribution of settlement monies from the fair fund to benefit affected mutual funds). Receipt of these payments is shown as a reduction of total expenses on the Statement of Operations. The impact of these payments is not reflected in the net expense ratios in the Financial Highlights. The impact to the net expense ratios and total return was not significant.

During the year ended July 31, 2009, the Advisor paid the following money to certain funds related to share price reprocessing stemming from the Lehman Brothers, Inc. bankruptcy. For each of the Funds, the payments did not have a significant impact on their respective total returns.

                                                           PAYMENT BY
FUND                                                        ADVISOR
----                                                       ----------
Structured Large Cap Plus                                   $64,452
LifeModel Aggressive(SM)                                     31,587
LifeModel Moderately Aggressive(SM)                          44,610
LifeModel Moderate(SM)                                       32,554
LifeModel Moderately Conservative(SM)                        11,077
LifeModel Conservative(SM)                                    3,965

(6) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investments (excluding short-term securities) for the period ended as of this report date were as follows:

                                          NON U.S. GOVERNMENTAL SECURITIES    U.S. GOVERNMENT SECURITIES
                                          --------------------------------    --------------------------
FUND                                        PURCHASES           SALES          PURCHASES       SALES
----                                      ------------       ------------     ------------  ------------
Small Cap Growth                          $ 39,258,957       $ 52,061,893     $         --  $         --
Mid Cap Growth                              79,682,181        109,814,531               --            --
Quality Growth                             171,514,672        206,438,256           14,277        44,929
Dividend Growth                              4,878,784          7,257,425               --            --
Micro Cap Value                             17,873,142         17,119,219               --            --
Small Cap Value                             40,366,300         57,464,823               --            --
All Cap Value                               50,416,533         76,300,582               --            --
Disciplined Large Cap Value                181,473,605        184,263,417               --            --
Structured Large Cap Plus                  100,350,031        106,229,233               --            --
Equity Index                                15,159,941         41,750,297               --            --
International Equity                       331,450,902        340,621,770               --            --
Strategic Income                            41,615,217         24,562,753        1,927,494     2,588,499
LifeModel Aggressive(SM)                    12,656,116         27,533,859               --            --
LifeModel Moderately Aggressive(SM)         32,167,896         66,435,008               --            --
LifeModel Moderate(SM)                      25,774,853        119,781,937               --            --
LifeModel Moderately Conservative(SM)        8,651,934         17,420,496               --            --
LifeModel Conservative(SM)                   6,053,821         13,242,833               --            --
High Yield Bond                             36,139,746         37,196,726               --            --
Total Return Bond                           44,733,427        136,774,055       85,409,654   129,541,578
Short Term Bond                             74,759,287         67,129,787      177,675,095   132,669,842

(7) LINE OF CREDIT

As of February 1, 2008, the Funds have an uncommitted, unsecured line of credit facility with State Street. Under the terms of the agreement, which is renewable annually, the Funds may borrow up to $100 million in the

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

aggregate. The purpose of the facility generally is to borrow funds if necessary to meet temporary or emergency cash needs, including to fund redemption requests that might otherwise require the untimely disposition of securities. Borrowings may not exceed 33 1/3% of a Fund's net assets (except that with respect to Structured Large Cap Plus, borrowings may not exceed 10% of the Fund's net assets) and must be repaid within 60 days. Drawn loans will be priced at a bid rate, though, in any event, not less than a fixed rate plus a spread determined by State Street. There were no borrowings against the line of credit during the fiscal year ended July 31, 2010.

(8) FEDERAL TAX INFORMATION

The tax character of distributions paid during the fiscal years ended July 31, 2010 and 2009 was as follows:

                                      YEAR ENDED JULY 31, 2010                    YEAR ENDED JULY 31, 2009
                              -----------------------------------------    -----------------------------------------
                                       DISTRIBUTIONS PAID FROM                     DISTRIBUTIONS PAID FROM
                              -----------------------------------------    -----------------------------------------
                                                NET           TOTAL                         NET            TOTAL
                                ORDINARY     LONG TERM    DISTRIBUTIONS      ORDINARY     LONG TERM    DISTRIBUTIONS
FUND                             INCOME    CAPITAL GAINS       PAID           INCOME    CAPITAL GAINS      PAID
----                          -----------  -------------  -------------    -----------  -------------  -------------
Mid Cap Growth                $        --   $       --     $        --     $        --   $18,599,504    $18,599,504
Quality Growth                    773,931           --         773,931       1,785,090    12,504,389     14,289,479
Dividend Growth                    96,788           --          96,788         241,615            --        241,615
Micro Cap Value                        --           --              --         177,688        12,489        190,177
Small Cap Value                   443,398           --         443,398       1,145,372        20,850      1,166,222
All Cap Value                   1,307,949           --       1,307,949       3,208,122    12,448,038     15,656,160
Disciplined Large Cap Value     5,007,453           --       5,007,453       9,918,790     6,405,451     16,324,241
Structured Large Cap Plus         804,824           --         804,824       2,273,281            --      2,273,281
Equity Index                    4,752,747           --       4,752,747       6,779,041            --      6,779,041
International Equity            7,752,561           --       7,752,561       8,795,977    42,624,633     51,420,610
Strategic Income                6,524,267           --       6,524,267       6,471,043        92,440      6,563,483
LifeModel Aggressive(SM)        1,480,168    1,637,324       3,117,492       3,012,756    14,443,499     17,456,255
LifeModel Moderately
  Aggressive(SM)                3,823,190      888,459       4,711,649       7,841,928    19,285,785     27,127,713
LifeModel Moderate(SM)          7,550,470           --       7,550,470      15,066,250    18,699,879     33,766,129
LifeModel Moderately
  Conservative(SM)              1,738,025           --       1,738,025       3,031,530     3,848,615      6,880,145
LifeModel Conservative(SM)      1,503,585           --       1,503,585       2,178,274       817,947      2,996,221
High Yield Bond                 4,051,402           --       4,051,402       4,177,451            --      4,177,451
Total Return Bond              16,842,203           --      16,842,203      25,772,859            --     25,772,859
Short Term Bond                 6,266,629           --       6,266,629       8,419,898            --      8,419,898

As of July 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                              UNDISTRIBUTED  UNDISTRIBUTED   ACCUMULATED      UNREALIZED           TOTAL
                                 ORDINARY      LONG-TERM     CAPITAL AND     APPRECIATION/      ACCUMULATED
FUND                              INCOME     CAPITAL GAINS   OTHER LOSSES   (DEPRECIATION)*  EARNINGS/(DEFICIT)
----                          -------------  -------------  --------------  ---------------  ------------------
Small Cap Growth               $       --     $       --    $ (14,524,092)   $  7,191,374      $  (7,332,718)
Mid Cap Growth                         --             --      (48,000,650)      7,494,366        (40,506,284)
Quality Growth                    326,831             --      (44,588,301)     36,064,626         (8,196,844)
Dividend Growth                     7,144             --       (6,897,848)        938,042         (5,952,662)
Micro Cap Value                        --             --       (5,769,407)      1,921,259         (3,848,148)
Small Cap Value                        --             --       (9,729,936)      3,638,834         (6,091,102)
All Cap Value                      46,819             --      (37,212,334)        392,539        (36,772,976)
Disciplined Large Cap Value       469,905             --     (111,615,535)     27,355,705        (83,789,925)
Structured Large Cap Plus         502,140             --      (62,018,850)      9,731,764        (51,784,946)
Equity Index                      493,565      9,309,390           (2,739)    124,106,809        133,907,025
International Equity            5,415,526             --     (158,682,602)     16,580,139       (136,686,937)
Strategic Income                  (79,508)            --      (20,218,543)        645,801        (19,652,250)
LifeModel Aggressive(SM)               --             --       (7,362,982)    (26,063,222)       (33,426,204)
LifeModel Moderately
  Aggressive(SM)                   95,668             --      (14,873,487)    (26,297,299)       (41,075,118)
LifeModel Moderate(SM)            362,141             --      (29,067,694)    (31,847,207)       (60,552,760)
LifeModel Moderately
  Conservative(SM)                 92,062             --       (3,443,551)     (5,786,287)        (9,137,776)
LifeModel Conservative(SM)         95,391             --       (2,026,849)     (3,837,365)        (5,768,823)
High Yield Bond                   117,615             --       (4,070,893)      1,408,625         (2,544,653)
Total Return Bond                 139,873             --     (104,003,982)    (10,237,400)      (114,101,509)
Short Term Bond                   184,614             --      (19,244,408)      1,190,687        (17,869,107)

* The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discounts, passive foreign investment company losses and return of capital distributions.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

As of July 31, 2010 for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations:

                                                             EXPIRATION YEAR
                   -------------------------------------------------------------------------------------------------
FUND                  2011        2012        2013         2014        2015        2016         2017         2018         TOTAL
----               ----------  ----------  ----------  -----------  ----------  ----------  -----------  -----------  ------------
Small Cap
  Growth           $       --  $       --  $       --  $        --  $       --  $       --  $ 4,362,500  $10,110,236  $ 14,472,736
Mid Cap
  Growth                   --          --          --           --          --          --   26,881,243   20,830,375    47,711,618
Quality Growth             --          --          --           --          --          --    2,550,731   42,037,571    44,588,302
Dividend Growth     3,023,983      39,378          --           --          --          --    1,348,987    2,485,499     6,897,847
Micro Cap Value            --          --          --           --          --          --    2,441,069    3,223,394     5,664,463
Small Cap Value            --          --          --           --          --          --    2,188,201    7,541,733     9,729,934
All Cap Value              --          --          --           --          --          --   11,136,332   26,076,002    37,212,334
Disciplined
  Large Cap Value          --          --          --           --          --          --   18,715,803   91,966,085   110,681,888
Structured Large
  Cap Plus                 --     793,432          --           --          --   1,246,518   15,906,985   43,169,507    61,116,442
International
  Equity            5,161,371          --          --           --          --          --   67,425,163   70,912,135   143,498,669
Strategic Income           --          --          --           --          --          --    1,379,950    8,478,872     9,858,822
LifeModel
  Aggressive(SM)           --          --          --           --          --          --           --      586,237       586,237
LifeModel
  Moderately
  Aggressive(SM)           --          --          --           --          --          --           --    2,785,698     2,785,698
LifeModel
  Moderate(SM)             --          --          --           --          --          --      855,404   21,071,864    21,927,268
LifeModel
  Moderately
  Conservative(SM)         --          --          --           --          --          --      764,706      563,235     1,327,941
LifeModel
  Conservative(SM)         --          --          --           --          --          --      180,556      395,728       576,284
High Yield Bond            --          --          --           --     382,634          --    1,319,442    2,368,816     4,070,892
Total Return Bond   2,967,989   3,490,975   6,705,683   12,507,496   4,893,287   1,172,463   28,880,095   36,422,219    97,040,207
Short Term Bond            --          --   4,755,928    9,778,491   4,709,395          --           --           --    19,243,814

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended July 31, 2010, the following Funds deferred to August 1, 2010 post October capital losses, post October currency losses and post October passive foreign investment company losses of:

                                                            CAPITAL LOSSES
                                                            --------------
Small Cap Growth Fund                                        $    48,653
Mid Cap Growth                                                   289,033
Micro Cap Value Fund                                             104,944
Disciplined Large Cap Value                                      933,643
Structured Large Cap Plus                                        285,691
International Equity                                          15,182,007
Strategic Income Fund                                         10,357,443
LifeModel Aggressive(SM)                                       6,776,747
LifeModel Moderately Aggressive(SM)                           12,087,789
LifeModel Moderate(SM)                                         7,140,425
LifeModel Moderately Conservative(SM)                          2,115,612
LifeModel Conservative(SM)                                     1,450,565
Total Return Bond                                              6,961,921

During the year ended July 31, 2010, the funds used/expired capital loss carryforwards in the following amounts:

                                      AMOUNT USED          AMOUNT EXPIRED
                                      -----------          --------------
Mid Cap Growth                        $       --            $   592,404
Quality Growth                                --              3,066,910
Dividend Growth                               --             10,084,841
Equity Index                           3,210,240                     --
International Equity                          --              1,405,848
Short Term Bond                          201,001                     --

As of July 31, 2010, the following funds have a current year Investment Company taxable loss:

                                                            TAXABLE LOSS
                                                            ------------
Small Cap Growth                                              $244,824
Mid Cap Growth                                                 273,412
Micro Cap Value                                                168,851

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

(9) RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the "Securities Act") and which cannot be sold without prior registration under the Securities Act or which may be limited due to certain sale restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by FTAM's Pricing Committee, comprised of personnel of the Advisor, subject to oversight by the Trustees, and in accordance with the Trust's Security Valuation Procedures, which have been approved by the Trustees of the Trust. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At July 31, 2010, Quality Growth, Strategic Income, Total Return Bond and Short Term Bond held the following restricted securities:

                                                                                                                 Value as
                                                                 Acquisition      Acquisition                      % of
                                          Security Type             Date             Cost         Fair Value    Net Assets
                                          -------------          -----------      -----------     ----------    ----------
QUALITY GROWTH
Aerco, Ltd., Series 2A, Class 3A     Asset-Backed Securities       2/28/07         $   76,618     $   38,693       0.01%
                                                                                   ==========     ==========       ====
STRATEGIC INCOME
Aerco, Ltd., Series 2A, Class 3A     Asset-Backed Securities       2/28/07         $  922,178     $  425,622       0.37%
                                                                                   ==========     ==========       ====
TOTAL RETURN BOND
Aerco, Ltd., Series 2A, Class 3A     Asset-Backed Securities       2/28/07         $1,850,253     $  878,329       0.30%
Westpac Capital Trust IV                 Corporate Bonds            2/8/07          1,386,386      1,338,345       0.46%
Restructured Assets Certificates,
Series 2006-9, Class P              Mortgage-Backed Securities     8/10/06          5,234,953      3,445,575       1.18%
                                                                                   ----------     ----------       ----
                                                                                   $8,471,592     $5,662,249       1.94%
                                                                                   ==========     ==========       ====
SHORT TERM BOND
SVO VOI Mortgage Corp.,
Series 2005-AA, Class A              Asset-Backed Securities      11/16/05         $1,289,252     $  566,610       0.20%
                                                                                   ==========     ==========       ====

(10) PRINCIPAL RISKS

CONCENTRATION RISK -- International Equity invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

MARKET AND CREDIT RISK -- In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds' exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Funds' Statements of Assets and Liabilities.

INTEREST RATE RISK -- Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk.

FOREIGN CURRENCY AND MARKET RISK -- If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

(11) GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for the general indemnification of Trustees and Officers. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

(12) SECURITIES VALUATIONS

The Funds use various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

o Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

o Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

o Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds' own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety,

The Funds' policy is to recognize transfers between levels at the end of the reporting period. There were no transfers between level 1 and level 2 during the period.

(13) FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Funds' major categories of assets and liabilities measured at fair value on a recurring basis follows.

EQUITY SECURITIES (COMMON AND PREFERRED STOCK) -- Portfolio securities listed or traded on domestic securities exchanges or in the over-the-counter market are valued at the latest available sales price on the exchange or system where the security is principally traded (except for securities traded on NASDAQ, which are valued at the NASDAQ Official Closing Price) or, absent such a price, by reference to the latest available bid and asked prices in the principal market in which such securities are normally traded. Securities for which the principal market is not a securities exchange or an over-the-counter market are valued at the mean of their latest bid and asked quotations in such principal market. Securities in International Equity listed or traded on non-domestic

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

exchanges are valued at the closing mid-market price on the exchanges on which they trade. To the extent that these securities are actively traded and valuations adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Investments for which such quotations are not readily available, or quotations which appear suspect, are valued at fair value as determined in good faith by the Pricing Committee in accordance with procedures adopted by the Trustees. These securities are categorized in level 3. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which such securities are traded closes and the time when the Funds' net asset values are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, International Equity will use a systematic valuation model provided by an independent third party to value its foreign securities. When International Equity uses this fair value pricing method, the value assigned to International Equity's foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges and the securities are categorized in level 2.

CORPORATE DEBT SECURITIES -- Investments are priced using the closing bid as supplied by an independent pricing service based on observable inputs. Observable inputs may include quoted prices for the identical instrument on an active market, valuation provided by dealers, prices for similar instruments, interest rates, credit risk, yield curves, default rates and similar data, etc. Although most corporate bonds are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

SHORT-TERM NOTES -- Investments maturing in 60 days or less are valued at amortized cost, which approximates market value. To the extent the inputs are observable and timely, the values would be categorized in level 2 of the fair value hierarchy.

ASSET-BACKED SECURITIES -- Investments are priced using the closing bid as supplied by an independent pricing service based on observable inputs. Observable inputs may include quoted prices for the identical instrument on an active market, valuation provided by dealers, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data, etc. Although most asset-backed securities are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

OPEN-END INVESTMENT COMPANIES -- Investments are valued at net asset value as reported by such investment companies and are categorized as level 1.

U.S. GOVERNMENT ISSUERS -- Investments are priced using the closing bid as supplied by an independent pricing service based on observable inputs. Observable inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, and similar data, etc. Although most U.S. Government bonds are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

DERIVATIVE INSTRUMENTS -- Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Over the counter (OTC) derivative contracts include swap contracts related to the credit standing of reference entities. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products can be modeled taking in to account the counterparties' creditworthiness and using a series of techniques, including simulation models. The OTC derivative products valued by the Funds using pricing models are categorized within level 2 of the fair value hierarchy.

The market value of securities fair valued in accordance with procedures adopted by the Trustees as a percentage of total net assets as of this report date was 1.18% for Total Return Bond.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

The following is a summary of the fair value hierarchy according to the inputs used as of July 31, 2010 in valuing the Funds' assets and liabilities:

                                                QUOTED PRICES         SIGNIFICANT OTHER    SIGNIFICANT
                                              IN ACTIVE MARKETS           OBSERVABLE      UNOBSERVABLE
                                          FOR IDENTICAL INVESTMENTS         INPUTS           INPUTS        VALUE AT
                                                  (LEVEL 1)               (LEVEL 2)         (LEVEL 3)       7/31/10
                                          -------------------------   -----------------   ------------   ------------
          Small Cap Growth
-------------------------------------
Assets
Common Stocks*                                    $42,362,699             $       --        $     --     $ 42,362,699
Investment Company                                 12,511,020                     --              --       12,511,020
Investments in Affiliates                           1,455,171                     --              --        1,455,171
-------------------------------------     ---------------------------------------------------------------------------
Total                                             $56,328,890             $       --        $     --     $ 56,328,890
                                          ===========================================================================
           Mid Cap Growth
-------------------------------------
Assets
Common Stocks*                                    $81,187,810             $       --        $     --     $ 81,187,810
Investment Companies                               15,393,827                     --              --       15,393,827
Investments in Affiliates                                 124                     --              --              124
-------------------------------------     ---------------------------------------------------------------------------
Total                                             $96,581,761             $       --        $     --     $ 96,581,761
                                          ===========================================================================
           Quality Growth
-------------------------------------
Assets
Common Stocks*                                   $284,337,557             $       --        $     --     $284,337,557
Investment Companies                               20,050,161                     --              --       20,050,161
Asset-Backed Securities
  Manufactured Housing ABS Other                           --                 84,776              --           84,776
  Other ABS                                                --                     --          38,693           38,693
Corporate Bonds                                            --                195,466              --          195,466
Mortgage-Backed Securities                                 --                740,291              --          740,291
U.S. Government Agencies                                   --                839,603              --          839,603
Investments in Affiliates                           4,189,191                     --              --        4,189,191
-------------------------------------     ---------------------------------------------------------------------------
Total                                            $308,576,909             $1,860,136        $ 38,693     $310,475,738
                                          ===========================================================================
           Dividend Growth
-------------------------------------
Assets
Common Stocks*                                   $  7,228,485             $       --        $     --     $  7,228,485
Investment Companies                                2,045,694                     --              --        2,045,694
Investments in Affiliates                              36,255                     --              --           36,255
-------------------------------------     ---------------------------------------------------------------------------
Total                                            $  9,310,434             $       --        $     --     $  9,310,434
                                          ===========================================================================
           Micro Cap Value
-------------------------------------
Assets
Common Stocks*                                   $ 32,926,405             $       --        $     --     $ 32,926,405
Investments in Affiliates                           3,635,520                     --              --        3,635,520
-------------------------------------     ---------------------------------------------------------------------------
Total                                            $ 36,561,925             $       --        $     --     $ 36,561,925
                                          ===========================================================================
           Small Cap Value
-------------------------------------
Assets
Common Stocks*                                   $ 60,624,367             $       --        $     --     $ 60,624,367
Investments in Affiliates                           2,550,317                     --              --        2,550,317
-------------------------------------     ---------------------------------------------------------------------------
Total                                            $ 63,174,684             $       --        $     --     $ 63,174,684
                                          ===========================================================================
             All Cap Value
-------------------------------------
Assets
Common Stocks*                                   $126,194,067             $       --        $     --     $126,194,067
Investment Companies                               12,709,262                     --              --       12,709,262
Investments in Affiliates                           4,657,177                     --              --        4,657,177
-------------------------------------     ---------------------------------------------------------------------------
Total                                            $143,560,506             $       --        $     --     $143,560,506
                                          ===========================================================================

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                QUOTED PRICES         SIGNIFICANT OTHER    SIGNIFICANT
                                              IN ACTIVE MARKETS           OBSERVABLE      UNOBSERVABLE
                                          FOR IDENTICAL INVESTMENTS         INPUTS           INPUTS        VALUE AT
                                                  (LEVEL 1)               (LEVEL 2)         (LEVEL 3)       7/31/10
                                          -------------------------   -----------------   ------------   ------------
     Disciplined Large Cap Value
-------------------------------------
Assets
Common Stocks*                                   $340,949,520            $         --      $       --    $340,949,520
Investment Companies                               11,535,237                      --              --      11,535,237
Investments in Affiliates                           3,415,803                      --              --       3,415,803
-------------------------------------     ---------------------------------------------------------------------------
Total                                            $355,900,560            $         --      $       --    $355,900,560
                                          ===========================================================================
      Structured Large Cap Plus
-------------------------------------
Assets
Common Stocks*                                   $103,071,425            $         --      $       --    $103,071,425
Investments in Affiliates                           2,113,332                      --              --       2,113,332
Other Financial Instruments**                          30,003                      --              --          30,003
-------------------------------------     ---------------------------------------------------------------------------
Total                                            $105,214,760            $         --      $       --    $105,214,760
                                          ===========================================================================
Liabilities
Securities Sold Short                            $(23,296,036)           $         --      $       --    $(23,296,036)
-------------------------------------     ---------------------------------------------------------------------------
Total                                            $(23,296,036)           $         --      $       --    $(23,296,036)
                                          ===========================================================================
             Equity Index
-------------------------------------
Assets
Common Stocks*                                   $263,202,057            $         --      $       --    $263,202,057
Investment Companies                               10,846,128                      --              --      10,846,128
Investments in Affiliates                           9,580,482                      --              --       9,580,482
Other Financial Instruments**                         136,561                      --              --         136,561
-------------------------------------     ---------------------------------------------------------------------------
Total                                            $283,765,228            $         --      $       --    $283,765,228
                                          ===========================================================================
         International Equity
-------------------------------------
Assets
Foreign Stocks*                                  $234,615,437            $         --      $       --    $234,615,437
Investment Companies                               19,629,096                      --              --      19,629,096
Rights                                                  4,111                      --              --           4,111
Investments in Affiliates                           2,237,129                      --              --       2,237,129
Other Financial Instruments**                         252,793                      --              --         252,793
-------------------------------------     ---------------------------------------------------------------------------
Total                                            $256,738,566            $         --      $       --    $256,738,566
                                          ===========================================================================
           Strategic Income
-------------------------------------
Assets
Asset-Backed Securities
  Other ABS                                      $          --           $  1,400,819      $  425,622       $ 1,826,441
  Other                                                     --              2,544,215              --         2,544,215
Corporate Bonds
  Airlines                                                  --                     --       1,067,216         1,067,216
  Other                                                     --             26,630,575              --        26,630,575
Foreign Bonds*                                              --              6,351,808              --         6,351,808
Mortgage-Backed Securities                                  --              5,060,459              --         5,060,459
U.S. Government Agencies                                    --              2,613,858              --         2,613,858
U.S. Treasury Obligations                                   --              2,075,785              --         2,075,785
Common Stocks*                                       7,806,302                     --              --         7,806,302
Investment Companies                                17,329,506                     --              --        17,329,506
Convertible Preferred Stock                          1,152,300                     --              --         1,152,300
Preferred Stock                                     45,058,661                     --              --        45,058,661
Investments in Affiliates                            5,679,507                     --              --         5,679,507
-------------------------------------     -----------------------------------------------------------------------------
Total                                            $  77,026,276           $ 46,677,519      $1,492,838      $125,196,633
                                          =============================================================================
Liabilities
Other Financial Instruments**                         (110,788)                (4,557)             --          (115,345)
-------------------------------------     -----------------------------------------------------------------------------
Total                                            $    (110,788)          $     (4,557)     $       --      $   (115,345)
                                          =============================================================================

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                QUOTED PRICES         SIGNIFICANT OTHER    SIGNIFICANT
                                              IN ACTIVE MARKETS           OBSERVABLE      UNOBSERVABLE
                                          FOR IDENTICAL INVESTMENTS         INPUTS           INPUTS        VALUE AT
                                                  (LEVEL 1)               (LEVEL 2)         (LEVEL 3)       7/31/10
                                          -------------------------   -----------------   ------------   ------------
        LifeModel Aggressive
-------------------------------------
Assets
Investments in Affiliates                       $109,410,204             $         --      $       --    $109,410,204
-------------------------------------     ---------------------------------------------------------------------------
Total                                           $109,410,204             $         --      $       --    $109,410,204
                                          ===========================================================================
   LifeModel Moderately Aggressive
-------------------------------------
Assets
Investments in Affiliates                       $186,289,572             $         --      $       --    $186,289,572
-------------------------------------     ---------------------------------------------------------------------------
Total                                           $186,289,572             $         --      $       --    $186,289,572
                                          ===========================================================================
         LifeModel Moderate
-------------------------------------
Assets
Investments in Affiliates                       $255,857,930             $         --      $       --    $255,857,930
-------------------------------------     ---------------------------------------------------------------------------
Total                                           $255,857,930             $         --      $       --    $255,857,930
                                          ===========================================================================
  LifeModel Moderately Conservative
-------------------------------------
Assets
Investments in Affiliates                       $ 56,701,210             $         --      $       --    $ 56,701,210
-------------------------------------     ---------------------------------------------------------------------------
Total                                           $ 56,701,210             $         --      $       --    $ 56,701,210
                                          ===========================================================================
       LifeModel Conservative
-------------------------------------
Assets
Investments in Affiliates                        $38,953,549             $         --      $       --    $ 38,953,549
-------------------------------------     ---------------------------------------------------------------------------
Total                                            $38,953,549             $         --      $       --    $ 38,953,549
                                          ===========================================================================
           High Yield Bond
-------------------------------------
Assets
Corporate Bonds                                  $        --             $ 49,293,140      $       --    $ 49,293,140
Foreign Bonds*                                            --                5,228,459              --       5,228,459
Investment Companies                               6,983,855                       --              --       6,983,855
Preferred Stock                                      164,244                       --              --         164,244
Investment in Affiliates                           1,321,826                       --              --       1,321,826
-------------------------------------     ---------------------------------------------------------------------------
Total                                            $ 8,469,925             $ 54,521,599      $       --    $ 62,991,524
                                          ===========================================================================
         Total Return Bond
-------------------------------------
Assets
Asset-Backed Securities
  Other ABS                                      $        --             $  5,621,099      $  878,329    $  6,499,428
  Other                                                   --               11,513,050              --      11,513,050
Corporate Bonds
  Airlines                                                --                       --       1,504,775       1,504,775
  Other                                                   --               58,811,369              --      58,811,369
Foreign Bonds*                                            --               13,244,849              --      13,244,849
Mortgage-Backed Securities
  Agency Collateral Other                                 --                       --       3,445,575       3,445,575
  Other                                                   --               48,662,298              --      48,662,298
U.S. Government Agency                                    --              119,599,200              --     119,599,200
U.S. Treasury Obligations                                 --               14,609,827              --      14,609,827
Investment Companies                              13,892,270                       --              --      13,892,270
Preferred Stocks                                   3,529,016                       --              --       3,529,016
Investment in Affiliates                           8,631,926                       --              --       8,631,926
Other Financial Instruments**                        332,531                       --              --         332,531
-------------------------------------     ---------------------------------------------------------------------------
Total                                            $26,385,743             $272,061,692      $5,828,679    $304,276,114
                                          ===========================================================================
Liabilities
Other Financial Instruments**                             --                  (11,393)             --         (11,393)
-------------------------------------     ---------------------------------------------------------------------------
Total                                            $        --             $    (11,393)     $       --    $    (11,393)
                                          ===========================================================================

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                QUOTED PRICES         SIGNIFICANT OTHER    SIGNIFICANT
                                              IN ACTIVE MARKETS           OBSERVABLE      UNOBSERVABLE
                                          FOR IDENTICAL INVESTMENTS         INPUTS           INPUTS        VALUE AT
                                                  (LEVEL 1)               (LEVEL 2)         (LEVEL 3)       7/31/10
                                          -------------------------   -----------------   ------------   ------------
          Short Term Bond
-------------------------------------
Assets
Asset-Backed Securities                          $        --             $ 19,226,926      $        --   $ 19,226,926
Corporate Bonds                                           --               62,163,059               --     62,163,059
Foreign Bonds*                                            --               17,191,663               --     17,191,663
Mortgage-Backed Securities                                --               37,571,639               --     37,571,639
Municipal Bonds                                           --                  115,796               --        115,796
U.S. Government Agencies                                  --              126,013,870               --    126,013,870
U.S. Treasury Obligations                                 --               18,317,562               --     18,317,562
Investment Companies                              47,968,620                       --               --     47,968,620
Investment in Affiliates                           4,035,053                       --               --      4,035,053
Other Financial Instruments**                         16,837                       --               --         16,837
-------------------------------------     ---------------------------------------------------------------------------
Total                                            $52,020,510             $280,600,515      $        --   $332,621,025
                                          ===========================================================================

* Refer to Schedules of Investments for further information by industry/type and country.
** Financial derivative instruments may include open futures contracts, swap contracts and foreign currency contracts.

The following is a reconciliation of the fair valuation using significant unobservable inputs (level 3) for the Funds' during the year ended July 31, 2010:

                                                                                                                           NET
                                                                                                                       CHANGE IN
                                                                                                                       UNREALIZED
                                                                     TOTAL                                            APPRECIATION
                                                      TOTAL       CHANGE IN                                          (DEPRECIATION)
                BEGINNING      NET        ACCRUED    REALIZED     UNREALIZED     TRANSFERS   TRANSFERS    ENDING     ON INVESTMENTS
                 BALANCE    PURCHASES    DISCOUNTS    GAINS      APPRECIATION      IN TO       OUT OF     BALANCE        HELD AT
QUALITY GROWTH  7/31/2009    (SALES)    (PREMIUMS)   (LOSSES)   (DEPRECIATION)    LEVEL 3     LEVEL 3    7/31/2010      7/31/2010
-----------------------------------------------------------------------------------------------------------------------------------
Asset Backed
 Securities
 Other ABS       $29,963    $(14,449)    $(2,245)      $434         $24,990         $--         $--       $38,693        $17,128
-----------------------------------------------------------------------------------------------------------------------------------
Total            $29,963    $(14,449)    $(2,245)      $434         $24,990         $--         $--       $38,693        $17,128

                                                                                                                           NET
                                                                                                                       CHANGE IN
                                                                                                                       UNREALIZED
                                                                     TOTAL                                            APPRECIATION
                                                      TOTAL       CHANGE IN                                          (DEPRECIATION)
                BEGINNING      NET        ACCRUED    REALIZED     UNREALIZED     TRANSFERS   TRANSFERS    ENDING     ON INVESTMENTS
STRATEGIC        BALANCE    PURCHASES    DISCOUNTS    GAINS      APPRECIATION      IN TO       OUT OF     BALANCE        HELD AT
  INCOME        7/31/2009    (SALES)    (PREMIUMS)   (LOSSES)   (DEPRECIATION)    LEVEL 3     LEVEL 3    7/31/2010      7/31/2010
-----------------------------------------------------------------------------------------------------------------------------------
Asset Backed
 Securities
 Other ABS       $329,590  $ (158,940)   $(61,413)     $3,549      $312,836         $--         $--      $  425,622     $225,720
Corporate
 Bonds
 Airlines              --   1,026,653        (430)       (704)       41,697          --          --       1,067,216       41,697
-----------------------------------------------------------------------------------------------------------------------------------
Total            $329,590  $  867,713    $(61,843)     $2,845      $354,533         $--         $--      $1,492,838     $267,417

                                                                                                                           NET
                                                                                                                       CHANGE IN
                                                                                                                       UNREALIZED
                                                                     TOTAL                                            APPRECIATION
                                                       TOTAL      CHANGE IN                                          (DEPRECIATION)
                BEGINNING       NET         ACCRUED   REALIZED    UNREALIZED     TRANSFERS   TRANSFERS    ENDING     ON INVESTMENTS
TOTAL RETURN     BALANCE     PURCHASES     DISCOUNTS   GAINS     APPRECIATION      IN TO       OUT OF     BALANCE        HELD AT
   BOND         7/31/2009     (SALES)     (PREMIUMS)  (LOSSES)  (DEPRECIATION)    LEVEL 3     LEVEL 3    7/31/2010      7/31/2010
-----------------------------------------------------------------------------------------------------------------------------------
Asset Backed
 Securities
 Other ABS      $   680,153  $  (327,994)  $(57,570)   $8,916      $574,824         $--         $--        878,329      $395,978
Corporate
 Bonds
 Airlines                --    1,447,265       (605)     (987)       59,102          --          --      1,504,775        59,102
Mortgage
 Backed
 Securities
 Agency
  Collateral
  Other           2,160,375           --          2        --     1,285,198          --          --      3,445,575     1,285,198
 CMBS Other       3,960,000   (4,000,000)        --        --        40,000          --          --             --            --
 CMBS
  Subordinated    4,316,500   (4,450,000)         9        38       133,453          --          --             --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total           $11,117,028  $(7,330,729)  $(58,164)   $7,967    $2,092,577         $--         $--     $5,828,679    $1,740,278

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

(14) FAIR VALUE OF DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuations of the Funds' derivative instruments categorized by risk exposure:

STRUCTURED LARGE CAP PLUS FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2010:

                                      DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                ------------------------------------------------------------------------------------
                                INTEREST RATE     FOREIGN EXCHANGE      CREDIT       EQUITY       OTHER
                                  CONTRACTS          CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS     TOTAL
                                -------------     ----------------    ---------    ---------    ---------    -------
Assets Derivatives
                                ------------------------------------------------------------------------------------
Receivable for variation margin
  on futures contracts**             $--                $--              $--        $30,003        $--       $30,003
                                ------------------------------------------------------------------------------------
Liabilities Derivatives
                                ------------------------------------------------------------------------------------
Payable for variation margin
  on futures contracts**             $--                $--              $--        $    --        $--       $    --
                                ====================================================================================

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2010:

                                      DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                ------------------------------------------------------------------------------------
                                INTEREST RATE     FOREIGN EXCHANGE      CREDIT       EQUITY       OTHER
                                  CONTRACTS          CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS    TOTAL
                                -------------     ----------------    ---------    ---------    ---------  ---------
Realized Gain/(Loss) on
  Derivatives Recognized as
  a Result from Operations
                                ------------------------------------------------------------------------------------
Net realized gains
  on futures transactions            $--                $--              $--       $ 648,758       $--     $ 648,758
                                ------------------------------------------------------------------------------------
Net Change in Unrealized
  Appreciation/(Depreciation)
  on Derivatives Recognized
  as a Result from Operations
                                ------------------------------------------------------------------------------------
Change in unrealized
  appreciation/(depreciation)
  on investments and futures         $--                $--              $--       $(197,618)      $--     $(197,618)
                                ====================================================================================

EQUITY INDEX FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2010:

                                      DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                ------------------------------------------------------------------------------------
                                INTEREST RATE     FOREIGN EXCHANGE      CREDIT       EQUITY       OTHER
                                  CONTRACTS          CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS    TOTAL
                                -------------     ----------------    ---------    ---------    ---------  ---------
Assets Derivatives
                                ------------------------------------------------------------------------------------
Receivable for variation margin
  on futures contracts**             $--                $--              $--        $136,561       $--     $136,561
                                ------------------------------------------------------------------------------------
Liabilities Derivatives
                                ------------------------------------------------------------------------------------
Payable for variation margin
  on futures contracts**             $--                $--              $--        $     --       $--     $     --
                                ====================================================================================

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

EQUITY INDEX FUND, CONTINUED

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2010:

                                      DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                ------------------------------------------------------------------------------------
                                INTEREST RATE     FOREIGN EXCHANGE      CREDIT       EQUITY       OTHER
                                  CONTRACTS          CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS    TOTAL
                                -------------     ----------------    ---------    ---------    ---------  ---------
Realized Gain/(Loss) on
  Derivatives Recognized as
  a Result from Operations
                                ------------------------------------------------------------------------------------
Net realized gains
  on futures transactions            $--                $--              $--       $1,581,425     $--     $1,581,425
                                ------------------------------------------------------------------------------------
Net Change in Unrealized
  Appreciation/(Depreciation)
  on Derivatives Recognized as
  a Result from Operations
                                ------------------------------------------------------------------------------------
Change in unrealized
  appreciation/(depreciation)
  on investments and futures         $--                $--              $--       $ (291,733)    $--     $ (291,733)
                                ====================================================================================

INTERNATIONAL EQUITY FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2010:

                                      DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                ------------------------------------------------------------------------------------
                                INTEREST RATE     FOREIGN EXCHANGE      CREDIT       EQUITY       OTHER
                                  CONTRACTS          CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS    TOTAL
                                -------------     ----------------    ---------    ---------    ---------  ---------
Assets Derivatives
                                ------------------------------------------------------------------------------------
Receivable for variation margin
  on futures contracts**             $--               $195,879         $--         $60,928        $--     $256,807
                                ------------------------------------------------------------------------------------
Liabilities Derivatives
                                ------------------------------------------------------------------------------------
Payable for variation margin
  on futures contracts**             $--               $     --         $--         $(4,014)       $--     $ (4,014)
                                ====================================================================================

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2010:

                                      DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                ------------------------------------------------------------------------------------
                                INTEREST RATE     FOREIGN EXCHANGE      CREDIT       EQUITY       OTHER
                                  CONTRACTS          CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS    TOTAL
                                -------------     ----------------    ---------    ---------    ---------  ---------
Realized Gain/(Loss) on
  Derivatives Recognized as
  a Result from Operations
                                ------------------------------------------------------------------------------------
Net realized gains
  on futures transactions            $--             $(125,229)          $--       $ 785,526      $--      $ 660,297
                                ------------------------------------------------------------------------------------
Net Change in Unrealized
  Appreciation/(Depreciation)
  on Derivatives Recognized as
  a Result from Operations
                                ------------------------------------------------------------------------------------
Change in unrealized
  appreciation/(depreciation)
  on investments, futures,
  swaps and foreign currency
  translations                       $--             $  97,202           $--       $(251,884)     $--      $(154,682)
                                ====================================================================================

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

STRATEGIC INCOME FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2010:

                                      DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                ------------------------------------------------------------------------------------
                                INTEREST RATE     FOREIGN EXCHANGE      CREDIT       EQUITY       OTHER
                                  CONTRACTS          CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS    TOTAL
                                -------------     ----------------    ---------    ---------    ---------  ---------
Assets Derivatives
                                ------------------------------------------------------------------------------------
Unrealized appreciation
  on credit default swap
  agreements                         $--             $      --         $16,934        $--          $--     $  16,934
                                ------------------------------------------------------------------------------------
Liabilities Derivatives
                                ------------------------------------------------------------------------------------
Payable for forward foreign
  currency contracts                 $--             $(110,788)        $    --        $--          $--     $(110,788)
                                ====================================================================================

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2010:

                                      DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                ------------------------------------------------------------------------------------
                                INTEREST RATE     FOREIGN EXCHANGE      CREDIT       EQUITY       OTHER
                                  CONTRACTS          CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS    TOTAL
                                -------------     ----------------    ---------    ---------    ---------  ---------
Realized Gain/(Loss) on
  Derivatives Recognized as
  a Result from Operations
                                ------------------------------------------------------------------------------------
Net realized gains
  on futures transactions         $(95,462)          $ 505,317         $    --      $(28,196)      $--     $ 381,659
Net realized gains/(losses)
  on investment and foreign
  currency transactions                 --              18,771              --            --        --        18,771
                                ------------------------------------------------------------------------------------
                                  $(95,462)          $ 524,088         $    --      $(28,196)      $--     $ 400,430
                                ====================================================================================
Net Change in Unrealized
  Appreciation/(Depreciation)
  on Derivatives Recognized as
  a Result from Operations
                                ------------------------------------------------------------------------------------
Change in unrealized
  appreciation/(depreciation)
  on investments, futures,
  swaps and foreign currency
  translations                    $ 25,989           $(346,639)        $16,933      $     --       $--     $(303,717)
                                ====================================================================================

TOTAL RETURN BOND FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2010:

                                      DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                ------------------------------------------------------------------------------------
                                INTEREST RATE     FOREIGN EXCHANGE      CREDIT       EQUITY       OTHER
                                  CONTRACTS          CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS    TOTAL
                                -------------     ----------------    ---------    ---------    ---------  ---------
Assets Derivatives
                                ------------------------------------------------------------------------------------
Receivable for variation
  margin on futures
  contracts**                      $332,531             $--            $    --        $--          $--      $332,531
Unrealized appreciation
  on credit default swap
  agreements                             --              --             28,632         --           --        28,632
                                ------------------------------------------------------------------------------------
                                   $332,531             $--            $28,632        $--          $--      $361,163
                                ====================================================================================
Liabilities Derivatives
                                ------------------------------------------------------------------------------------
Payable for variation margin
  on futures contracts**           $     --             $--            $    --        $--          $--      $     --
                                ====================================================================================

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

TOTAL RETURN BOND FUND, CONTINUED

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2010:

                                      DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                -------------------------------------------------------------------------------------
                                INTEREST RATE     FOREIGN EXCHANGE      CREDIT       EQUITY       OTHER
                                  CONTRACTS          CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS     TOTAL
                                -------------     ----------------    ---------    ---------    ---------  ----------
Realized Gain/(Loss) on
  Derivatives Recognized as
  a Result from Operations
                                -------------------------------------------------------------------------------------
Net realized gains
  on futures transactions         $1,511,743            $--            $    --        $--          $--     $1,511,743
Net Change in Unrealized
  Appreciation/(Depreciation)
  on Derivatives Recognized as
  a Result from Operations
                                -------------------------------------------------------------------------------------
Change in unrealized
  appreciation/(depreciation)
  on investments, futures,
  swaps and foreign currency
  translations                    $ (33,341)            $--            $28,632        $--          $--     $   (4,709)
                                =====================================================================================

SHORT TERM BOND FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2010:

                                      DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                ------------------------------------------------------------------------------------
                                INTEREST RATE     FOREIGN EXCHANGE      CREDIT       EQUITY       OTHER
                                  CONTRACTS          CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS    TOTAL
                                -------------     ----------------    ---------    ---------    ---------  ---------
Assets Derivatives
                                ------------------------------------------------------------------------------------
Receivable for variation margin
  on futures contracts**           $16,837              $--              $--          $--          $--       $16,837
                                ------------------------------------------------------------------------------------
Liabilities Derivatives
                                ------------------------------------------------------------------------------------
Payable for variation margin
  on futures contracts**           $    --              $--              $--          $--          $--       $    --
                                ====================================================================================

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2010:

                                      DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                ------------------------------------------------------------------------------------
                                INTEREST RATE     FOREIGN EXCHANGE      CREDIT       EQUITY       OTHER
                                  CONTRACTS          CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS    TOTAL
                                -------------     ----------------    ---------    ---------    ---------  ---------
Realized Gain/(Loss) on
  Derivatives Recognized as
  a Result from Operations
                                ------------------------------------------------------------------------------------
Net realized gains
  on futures transactions          $101,297             $--              $--          $--          $--      $101,297
                                ------------------------------------------------------------------------------------
Net Change in Unrealized
  Appreciation/(Depreciation)
  on Derivatives Recognized as
  a Result from Operations
                                ------------------------------------------------------------------------------------
Change in unrealized
  appreciation/(depreciation)
  on investments, futures,
  swaps and foreign currency
  translations                     $ 25,231             $--              $--          $--          $--      $ 25,231
                                ====================================================================================

*  See Note 2 - Significant Accounting Policies for additional information.
** The Fair Values of Derivative Instruments may include cumulative appreciation/(depreciation) of futures contracts as reported in the Notes to Schedules of Investments. Only the current day's variation margin is reported in the Statements of Assets and Liabilities.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

For the year ended July 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

                                  STRUCTURED                      INTERNATIONAL    STRATEGIC    TOTAL RETURN    SHORT TERM
                                LARGE CAP PLUS    EQUITY INDEX        EQUITY         INCOME         BOND           BOND
                                --------------    ------------    -------------    ---------    ------------    ----------
Forward currency contracts:
 Average number of
  contracts - U.S. dollars
  purchased                              --                --              --               1            --            --
 Average U.S. dollar
  amounts purchased                      --                --              --       1,588,871            --            --

Futures contracts:
 Average number of
   contracts purchased                   12                26              79              86           170             11
 Average number of
   contracts sold                        --                --              --              13            --             --
 Average notional amount
   of contracts purchased         3,281,821         7,135,082       6,289,056      18,768,080    25,174,794      2,444,091
 Average notional amount
   of contracts sold                     --               --              --          754,087            --             --

The swaps shown in the Notes to the Schedules of Investments represent the only swap activity for the year.

(15) SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds' financial statements.

                         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Fifth Third Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Fifth Third Small Cap Growth Fund, Fifth Third Mid Cap Growth Fund, Fifth Third Quality Growth Fund, Fifth Third Dividend Growth Fund, Fifth Third Micro Cap Value Fund, Fifth Third Small Cap Value Fund, Fifth Third All Cap Value Fund, Fifth Third Disciplined Large Cap Value Fund, Fifth Third Equity Index Fund, Fifth Third International Equity Fund, Fifth Third Strategic Income Fund, Fifth Third LifeModel Aggressive FundSM, Fifth Third LifeModel Moderately Aggressive FundSM, Fifth Third LifeModel Moderate FundSM, Fifth Third LifeModel Moderately Conservative FundSM, Fifth Third LifeModel Conservative FundSM, Fifth Third High Yield Bond Fund, Fifth Third Total Return Bond Fund and Fifth Third Short Term Bond Fund and the schedules of investments and of securities sold short of Fifth Third Structured Large Cap Plus Fund (twenty series of Fifth Third Funds, hereafter referred to as the "Funds"), and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Funds at July 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, the cash flows for Fifth Third Structured Large Cap Plus Fund for the year then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian, brokers and underlying Funds' transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
September 22, 2010

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

                         FIFTH THIRD FUNDS MANAGEMENT ^

The Trustees and Officers of the Funds, their age, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 38 Fountain Square Plaza, Cincinnati, Ohio 45202.

                              INDEPENDENT TRUSTEES
                              --------------------

                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                       POSITION(S)       TERM OF                                               IN FUND
                          HELD          OFFICE AND                                             COMPLEX              OTHER
                        WITH THE         LENGTH OF     PRINCIPAL OCCUPATION(S)               OVERSEEN BY         DIRECTORSHIPS
NAME AND AGE              FUNDS       TIME SERVED(1)   DURING THE PAST 5 YEARS                 TRUSTEE          HELDBY TRUSTEE
------------              -----       --------------   -----------------------                 -------          --------------
Edward Burke Carey   Chairman-Board      January       Carey Realty Investments, Inc.             24               Canisius
Age: 65               of Trustees      1989-Present    (real estate development and                             College-Trustee.
                                                       consulting), President,
                                                       1990-Present.

David J. Durham         Trustee            June        Chairman of Clipper Products, Inc.,        24                  None
Age: 65                                2001-Present    a wholesale distributor,
                                                       2005-Present. Chairman of Norris
                                                       Products Corp., a wholesale
                                                       distributor, 2005-Present.
                                                       President and Chief Executive
                                                       Officer of Clipper Products, Inc.,
                                                       1997-Present.

J. Joseph Hale Jr.      Trustee           March        Consultant, Duke Energy, July              24              Trustee for
Age: 60                                2001-Present    2010-Present. President and CEO of                       Hanover College.
                                                       MediLux Health Care, April                              The Egan Maritime
                                                       2008-March 2010. EVP and Managing                    Institute, The Sconset
                                                       Director, DHR International                            Chapel, The Sconset
                                                       (executive recruiter), April                           Trust, The March of
                                                       2007-2008. President, Cinergy                         Dimes, The Community
                                                       Foundation, November 2001-March                          Foundation for
                                                       2006.                                                       Nantucket

John E. Jaymont         Trustee          October       Business Development Director,             24                  None
Age: 65                                2001-Present    Printing Industries of Ohio/North
                                                       Kentucky (printing industry
                                                       association) Feb. 2002-Present.

David J. Gruber         Trustee          December      President, DJG Financial Consulting        24                CASA of
Age: 46                                2003-Present    (accounting and finance consultant),                     Delaware County
                                                       June 2007-Present. Resources Global
                                                       Professionals, Project Professional,
                                                       December 2004-June 2007. Ohio Arts
                                                       & Sports Facilities Commission
                                                       (state funding oversight agency),
                                                       CFO, April 2003-December 2004.

                                                       INTERESTED TRUSTEE
                                                       ------------------

E. Keith Wirtz(2)    President and    President April  President, Fifth Third Asset               24                  None
Age: 50                 Trustee        2007-Present.   Management, Inc. 2003-Present,
                                      Trustee March    Managing Partner, Paladin Investment
                                       2010-Present    Associates, LLC, 2000-2003.

^ Additional disclosure can be found in the Statement of Additional
  Information, which can be obtained by calling 1-800-282-5706.

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                    OFFICERS
                                    --------

                                                                 TERM OF
                                     POSITION(S)               OFFICE AND
                                        HELD                    LENGTH OF
                                      WITH THE                    TIME              PRINCIPAL OCCUPATION(S)
NAME AND AGE                            FUNDS                   SERVED(1)           DURING THE PAST 5 YEARS
------------                            -----                   ---------           -----------------------
Matthew A. Ebersbach                Vice President                 March            Vice President of Fifth Third Bank
Age: 40                                                        2006-Present         since 2001. Registered representative of
                                                                                    FTAM Funds Distributor, Inc.

Richard B. Ille                     Vice President                 April            Managing Director, Products and Marketing,
Age: 45                                                        2007-Present         Fifth Third Asset Management, Inc.,
                                                                                    2001-Present. Registered representative of
                                                                                    FTAM Funds Distributor, Inc.

James A. Mautino                      Anti-Money                 February           Vice President and Chief Compliance Officer,
Age: 42                             Laundering and             2007-Present         Fifth Third Asset Management, Inc. August
                                   Chief Compliance                                 2005-Present, Director of Risk and
                                        Officer                                     Compliance, State Street Bank and Trust
                                                                                    Company, October 1995-July 2005.

Shannon King                           Treasurer                   March            Vice President, Fifth Third Asset
Age: 38                                                        2008-Present         Management, Inc. September 2007-Present,
                                                                                    Assistant Vice President and Capital Markets
                                                                                    Derivative Manager, Fifth Third Bank, 2005-
                                                                                    2007, Capital Markets Accounting Manager,
                                                                                    Fifth Third Bank 2001-2005. Registered
                                                                                    representative of FTAM Funds Distributor,
                                                                                    Inc.

Matthew A. Swendiman                   Secretary                   April            Vice President and Counsel of Fifth Third
Age: 37                                                        2007-Present         Bank, March 2006 to Present. Attorney,
                                                                                    Kirkpatrick & Lockhart Nicholson Graham,
                                                                                    LLP, May 2005-March 2006. Counsel, The
                                                                                    Phoenix Companies, Inc., July 2002-April
                                                                                    2005. Assistant Vice President and Assistant
                                                                                    Counsel, Conseco Capital Management, Inc.,
                                                                                    December 2000-June 2002. Registered
                                                                                    representative of FTAM Funds Distributor,
                                                                                    Inc.

Ryan Casey                        Assistant Treasurer              April            Vice President, State Street Bank and Trust
Age: 37                                                        2009-Present         Company (a Massachusetts trust company)
                                                                                    from 2000 to Present.

Tracy Kaufman                     Assistant Treasurer              June             Assistant Vice President, State Street Bank
Age: 51                                                        2007-Present         and Trust Company (a Massachusetts trust
                                                                                    company) from 1986 to Present.

Francine S. Hayes                 Assistant Secretary              June             Vice President and Counsel, State Street
Age: 42                                                        2007-Present         Bank and Trust Company (a Massachusetts
                                                                                    trust company) from 2004 to Present; and
                                                                                    Assistant Vice President and Counsel, State
                                                                                    Street Bank and Trust Company, from 2001
                                                                                    to 2004.

(1) Each Trustee serves until the election and qualification of a successor, or until death, resignation, retirement or removal as provided in the Trust's Amended and Restated Declaration of Trust. Retirement occurs on the last day of the fiscal year in which a Trustee's 73rd birthday occurs. The Trust's Officers are elected annually by the Trustees.

(2) Mr. Wirtz is an interested Trustee of the Trust due to his position with the Advisor.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                           ADDITIONAL TAX INFORMATION

For the taxable year ended July 31, 2010, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                       PERCENTAGE
                                                       ----------
                  Quality Growth                          100%
                  Dividend Growth                         100%
                  Small Cap Value                         100%
                  All Cap Value                           100%
                  Disciplined Large Cap Value             100%
                  Structured Large Cap Plus               100%
                  Equity Index(SM)                        100%
                  Strategic Income                         18%
                  LifeModel Aggressive(SM)                 41%
                  LifeModel Moderately Aggressive(SM)      21%
                  LifeModel Moderate(SM)                   10%
                  LifeModel Moderately Conservative(SM)     8%
                  LifeModel Conservative(SM)                3%

For the fiscal year ended July 31, 2010, certain dividends paid by the Funds are subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2010, complete information will be reported on shareholders' 2010 Form 1099-DIV. The Funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2010:

                                                         AMOUNT
                                                         ------
                Quality Growth                          $773,931
                Dividend Growth                           96,788
                Small Cap Value                          443,398
                All Cap Value                          1,307,949
                Disciplined Large Cap Value            5,007,453
                Structured Large Cap Plus                804,824
                Equity Index                           4,752,747
                International Equity                   8,090,280
                Strategic Income                       1,598,871
                LifeModel Aggressive(SM)               1,368,695
                LifeModel Moderately Aggressive(SM)    1,869,822
                LifeModel Moderate(SM)                 1,752,156
                LifeModel Moderately Conservative(SM)    315,390
                LifeModel Conservative(SM)               103,582

The Funds designate the following amounts or maximum amounts allowable as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals. The amounts designated may not agree with the long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

                                                        AMOUNT
                                                        ------
                LifeModel Aggressive(SM)              $1,637,324
                LifeModel Moderately Aggressive(SM)      888,459

International Equity may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on July 31, 2010 are as follows:

                                           FOREIGN SOURCE      FOREIGN TAX
                                              INCOME             EXPENSE
                                              ------             -------
          International Equity                 $0.27              $0.01

If elected, the pass-through of the foreign tax credit will affect only those persons who are shareholders on the dividend record date in December 2010. These shareholders will receive more detailed information along with their 2010 Form 1099-DIV.

                                                               FIFTH THIRD FUNDS
                                            SUPPLEMENTAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

                                EXPENSE EXAMPLE

As a shareholder of the Fifth Third Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fifth Third Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2010 through July 31, 2010.

ACTUAL EXPENSES
---------------

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as dividends on securities sold short, extraordinary expenses and interest expense.)

                                                                                           EXPENSE              EXPENSE
                                                               BEGINNING   ENDING           PAID                 RATIO
                                                                ACCOUNT    ACCOUNT         DURING               DURING
                                                                 VALUE      VALUE          PERIOD*              PERIOD
                                                                 2/1/10    7/31/10     2/1/10 - 7/31/10     2/1/10 - 7/31/10
                                                               ---------   ---------   ----------------     ----------------
Small Cap Growth                        Institutional Shares   $1,000.00   $1,081.40        $5.21                 1.01%
                                        Class A Shares          1,000.00    1,081.00         6.50                 1.26%
                                        Class B Shares          1,000.00    1,076.50        10.35                 2.01%
                                        Class C Shares          1,000.00    1,074.70        10.34                 2.01%

Mid Cap Growth                          Institutional Shares    1,000.00    1,092.10         4.56                 0.88%
                                        Class A Shares          1,000.00    1,091.90         5.86                 1.13%
                                        Class B Shares          1,000.00    1,086.60         9.73                 1.88%
                                        Class C Shares          1,000.00    1,086.30         9.73                 1.88%

Quality Growth                          Institutional Shares    1,000.00    1,000.00         5.26                 1.06%
                                        Class A Shares          1,000.00      998.50         6.49                 1.31%
                                        Class B Shares          1,000.00      994.20        10.19                 2.06%
                                        Class C Shares          1,000.00      994.90        10.19                 2.06%

Dividend Growth                         Institutional Shares    1,000.00    1,034.60         3.68                 0.73%
                                        Class A Shares          1,000.00    1,032.90         4.94                 0.98%
                                        Class B Shares          1,000.00    1,029.20         8.70                 1.73%
                                        Class C Shares          1,000.00    1,029.10         8.70                 1.73%

Micro Cap Value                         Institutional Shares    1,000.00    1,132.90         7.14                 1.35%
                                        Class A Shares          1,000.00    1,127.30         8.44                 1.60%
                                        Class B Shares          1,000.00    1,124.60        12.38                 2.35%
                                        Class C Shares          1,000.00    1,124.60        12.38                 2.35%

Small Cap Value                         Institutional Shares    1,000.00    1,057.60         5.87                 1.15%
                                        Class A Shares          1,000.00    1,055.60         7.14                 1.40%
                                        Class B Shares          1,000.00    1,051.80        10.94                 2.15%
                                        Class C Shares          1,000.00    1,052.00        10.94                 2.15%

--------------------------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                                                                           EXPENSE              EXPENSE
                                                               BEGINNING   ENDING           PAID                 RATIO
                                                                ACCOUNT    ACCOUNT         DURING               DURING
                                                                 VALUE      VALUE          PERIOD*              PERIOD
                                                                 2/1/10    7/31/10     2/1/10 - 7/31/10     2/1/10 - 7/31/10
                                                               ---------   ---------   ----------------     ----------------
All Cap Value                           Institutional Shares   $1,000.00   $1,008.40        $5.18                 1.04%
                                        Class A Shares          1,000.00    1,007.30         6.42                 1.29%
                                        Class B Shares          1,000.00    1,003.10        10.13                 2.04%
                                        Class C Shares          1,000.00    1,003.20        10.13                 2.04%

Disciplined Large Cap Value             Institutional Shares    1,000.00    1,014.60         4.55                 0.91%
                                        Class A Shares          1,000.00    1,013.30         5.79                 1.16%
                                        Class B Shares          1,000.00    1,009.00         9.51                 1.91%
                                        Class C Shares          1,000.00    1,008.50         9.51                 1.91%

Structured Large Cap Plus               Institutional Shares    1,000.00    1,038.50         8.69                 1.72%
                                        Class A Shares          1,000.00    1,036.30         9.95                 1.97%
                                        Class B Shares          1,000.00    1,033.60        13.66                 2.71%
                                        Class C Shares          1,000.00    1,033.10        13.81                 2.74%

Equity Index                            Institutional Shares    1,000.00    1,035.70         0.96                 0.19%
                                        Class A Shares          1,000.00    1,034.50         2.22                 0.44%
                                        Class B Shares          1,000.00    1,030.60         5.99                 1.19%
                                        Class C Shares          1,000.00    1,029.30         5.99                 1.19%
                                        Select shares           1,000.00    1,035.80         1.36                 0.27%
                                        Preferred Shares        1,000.00    1,034.90         1.72                 0.34%
                                        Trust Shares            1,000.00    1,034.40         2.22                 0.44%

International Equity                    Institutional Shares    1,000.00    1,001.40         5.76                 1.16%
                                        Class A Shares          1,000.00      998.60         6.99                 1.41%
                                        Class B Shares          1,000.00      995.80        10.69                 2.16%
                                        Class C Shares          1,000.00      995.60        10.69                 2.16%

Strategic Income                        Institutional Shares    1,000.00    1,062.40         4.40                 0.86%
                                        Class A Shares          1,000.00    1,062.40         5.68                 1.11%
                                        Class B Shares          1,000.00    1,058.50         9.49                 1.86%
                                        Class C Shares          1,000.00    1,058.00         9.49                 1.86%

LifeModel Aggressive(SM)                Institutional Shares    1,000.00    1,025.80         0.40                 0.08%
                                        Class A Shares          1,000.00    1,024.90         1.66                 0.33%
                                        Class B Shares          1,000.00    1,020.50         5.41                 1.08%
                                        Class C Shares          1,000.00    1,020.50         5.41                 1.08%

LifeModel Moderately Aggressive(SM)     Institutional Shares    1,000.00    1,025.70         0.40                 0.08%
                                        Class A Shares          1,000.00    1,024.40         1.66                 0.33%
                                        Class B Shares          1,000.00    1,020.80         5.41                 1.08%
                                        Class C Shares          1,000.00    1,020.80         5.41                 1.08%

LifeModel Moderate(SM)                  Institutional Shares    1,000.00    1,031.10         0.40                 0.08%
                                        Class A Shares          1,000.00    1,030.80         1.66                 0.33%
                                        Class B Shares          1,000.00    1,026.00         5.43                 1.08%
                                        Class C Shares          1,000.00    1,026.10         5.43                 1.08%

LifeModel Moderately Conservative(SM)   Institutional Shares    1,000.00    1,033.50         0.40                 0.08%
                                        Class A Shares          1,000.00    1,031.10         1.66                 0.33%
                                        Class B Shares          1,000.00    1,028.40         5.43                 1.08%
                                        Class C Shares          1,000.00    1,028.40         5.43                 1.08%

--------------------------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------


                                                                                           EXPENSE              EXPENSE
                                                               BEGINNING   ENDING           PAID                 RATIO
                                                                ACCOUNT    ACCOUNT         DURING               DURING
                                                                 VALUE      VALUE          PERIOD*              PERIOD
                                                                 2/1/10    7/31/10     2/1/10 - 7/31/10     2/1/10 - 7/31/10
                                                               ---------   ---------   ----------------     ----------------
LifeModel Conservative(SM)              Institutional Shares   $1,000.00   $1,037.30        $0.40                 0.08%
                                        Class A Shares          1,000.00    1,036.10         1.67                 0.33%
                                        Class B Shares          1,000.00    1,032.30         5.44                 1.08%
                                        Class C Shares          1,000.00    1,031.20         5.44                 1.08%

High Yield Bond                         Institutional Shares    1,000.00    1,052.10         3.77                 0.74%
                                        Class A Shares          1,000.00    1,050.60         5.03                 0.99%
                                        Class B Shares          1,000.00    1,046.90         8.83                 1.74%
                                        Class C Shares          1,000.00    1,047.10         8.83                 1.74%

Total Return Bond                       Institutional Shares    1,000.00    1,050.80         3.31                 0.65%
                                        Class A Shares          1,000.00    1,049.40         4.57                 0.90%
                                        Class B Shares          1,000.00    1,045.30         8.37                 1.65%
                                        Class C Shares          1,000.00    1,045.50         8.37                 1.65%

Short Term Bond                         Institutional Shares    1,000.00    1,019.10         2.75                 0.55%
                                        Class A Shares          1,000.00    1,016.70         4.00                 0.80%
                                        Class C Shares          1,000.00    1,041.40         7.85                 1.55%

-------------------------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------

The table below provides information about hypothetical account values and hypothetical expenses based on each Fifth Third Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may however use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as dividends on securities sold short, extraordinary expenses and interest expense.)

                                                                                           EXPENSE              EXPENSE
                                                               BEGINNING   ENDING           PAID                 RATIO
                                                                ACCOUNT    ACCOUNT         DURING               DURING
                                                                 VALUE      VALUE          PERIOD*              PERIOD
                                                                 2/1/10    7/31/10     2/1/10 - 7/31/10     2/1/10 - 7/31/10
                                                               ---------   ---------   ----------------     ----------------
Small Cap Growth                        Institutional Shares   $1,000.00   $1,019.79        $5.06                 1.01%
                                        Class A Shares          1,000.00    1,018.55         6.31                 1.26%
                                        Class B Shares          1,000.00    1,014.83        10.04                 2.01%
                                        Class C Shares          1,000.00    1,014.83        10.04                 2.01%

Mid Cap Growth                          Institutional Shares    1,000.00    1,020.43          4.41                0.88%
                                        Class A Shares          1,000.00    1,019.19          5.66                1.13%
                                        Class B Shares          1,000.00    1,015.47          9.39                1.88%
                                        Class C Shares          1,000.00    1,015.47          9.39                1.88%

Quality Growth                          Institutional Shares    1,000.00    1,019.54          5.31                1.06%
                                        Class A Shares          1,000.00    1,018.30          6.56                1.31%
                                        Class B Shares          1,000.00    1,014.58         10.29                2.06%
                                        Class C Shares          1,000.00    1,014.58         10.29                2.06%

Dividend Growth                         Institutional Shares    1,000.00    1,021.17          3.66                0.73%
                                        Class A Shares          1,000.00    1,019.93          4.91                0.98%
                                        Class B Shares          1,000.00    1,016.22          8.65                1.73%
                                        Class C Shares          1,000.00    1,016.22          8.65                1.73%

Micro Cap Value                         Institutional Shares    1,000.00    1,018.10          6.76                1.35%
                                        Class A Shares          1,000.00    1,016.86          8.00                1.60%
                                        Class B Shares          1,000.00    1,013.14         11.73                2.35%
                                        Class C Shares          1,000.00    1,013.14         11.73                2.35%

Small Cap Value                         Institutional Shares    1,000.00    1,019.09          5.76                1.15%
                                        Class A Shares          1,000.00    1,017.85          7.00                1.40%
                                        Class B Shares          1,000.00    1,014.13         10.74                2.15%
                                        Class C Shares          1,000.00    1,014.13         10.74                2.15%

All Cap Value                           Institutional Shares    1,000.00    1,019.64          5.21                1.04%
                                        Class A Shares          1,000.00    1,018.40          6.46                1.29%
                                        Class B Shares          1,000.00    1,014.68         10.19                2.04%
                                        Class C Shares          1,000.00    1,014.68         10.19                2.04%

--------------------------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                                                                           EXPENSE              EXPENSE
                                                               BEGINNING   ENDING           PAID                 RATIO
                                                                ACCOUNT    ACCOUNT         DURING               DURING
                                                                 VALUE      VALUE          PERIOD*              PERIOD
                                                                 2/1/10    7/31/10     2/1/10 - 7/31/10     2/1/10 - 7/31/10
                                                               ---------   ---------   ----------------     ----------------
Disciplined Large Cap Value             Institutional Shares   $1,000.00   $1,020.28        $4.56                 0.91%
                                        Class A Shares          1,000.00    1,019.04         5.81                 1.16%
                                        Class B Shares          1,000.00    1,015.32         9.54                 1.91%
                                        Class C Shares          1,000.00    1,015.32         9.54                 1.91%

Structured Large Cap Plus               Institutional Shares    1,000.00    1,016.27         8.60                 1.72%
                                        Class A Shares          1,000.00    1,015.03         9.84                 1.97%
                                        Class B Shares          1,000.00    1,011.36        13.51                 2.71%
                                        Class C Shares          1,000.00    1,011.21        13.66                 2.74%

Equity Index                            Institutional Shares    1,000.00    1,023.85         0.95                 0.19%
                                        Class A Shares          1,000.00    1,022.61         2.21                 0.44%
                                        Class B Shares          1,000.00    1,018.89         5.96                 1.19%
                                        Class C Shares          1,000.00    1,018.89         5.96                 1.19%
                                        Select shares           1,000.00    1,023.46         1.35                 0.27%
                                        Preferred Shares        1,000.00    1,023.11         1.71                 0.34%
                                        Trust Shares            1,000.00    1,022.61         2.21                 0.44%

International Equity                    Institutional Shares    1,000.00    1,019.04         5.81                 1.16%
                                        Class A Shares          1,000.00    1,017.80         7.05                 1.41%
                                        Class B Shares          1,000.00    1,014.08        10.79                 2.16%
                                        Class C Shares          1,000.00    1,014.08        10.79                 2.16%

Strategic Income                        Institutional Shares    1,000.00    1,020.53         4.31                 0.86%
                                        Class A Shares          1,000.00    1,019.29         5.56                 1.11%
                                        Class B Shares          1,000.00    1,015.57         9.30                 1.86%
                                        Class C Shares          1,000.00    1,015.57         9.30                 1.86%

LifeModel Aggressive(SM)                Institutional Shares    1,000.00    1,024.40         0.40                 0.08%
                                        Class A Shares          1,000.00    1,023.16         1.66                 0.33%
                                        Class B Shares          1,000.00    1,019.44         5.41                 1.08%
                                        Class C Shares          1,000.00    1,019.44         5.41                 1.08%

LifeModel Moderately Aggressive(SM)     Institutional Shares    1,000.00    1,024.40         0.40                 0.08%
                                        Class A Shares          1,000.00    1,023.16         1.66                 0.33%
                                        Class B Shares          1,000.00    1,019.44         5.41                 1.08%
                                        Class C Shares          1,000.00    1,019.44         5.41                 1.08%

LifeModel Moderate(SM)                  Institutional Shares    1,000.00    1,024.40         0.40                 0.08%
                                        Class A Shares          1,000.00    1,023.16         1.66                 0.33%
                                        Class B Shares          1,000.00    1,019.44         5.41                 1.08%
                                        Class C Shares          1,000.00    1,019.44         5.41                 1.08%

LifeModel Moderately Conservative(SM)   Institutional Shares    1,000.00    1,024.40         0.40                 0.08%
                                        Class A Shares          1,000.00    1,023.16         1.66                 0.33%
                                        Class B Shares          1,000.00    1,019.44         5.41                 1.08%
                                        Class C Shares          1,000.00    1,019.44         5.41                 1.08%

LifeModel Conservative(SM)              Institutional Shares    1,000.00    1,024.40         0.40                 0.08%
                                        Class A Shares          1,000.00    1,023.16         1.66                 0.33%
                                        Class B Shares          1,000.00    1,019.44         5.41                 1.08%
                                        Class C Shares          1,000.00    1,019.44         5.41                 1.08%

--------------------------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                                                                            EXPENSE              EXPENSE
                                                               BEGINNING   ENDING            PAID                 RATIO
                                                                ACCOUNT    ACCOUNT          DURING               DURING
                                                                 VALUE      VALUE           PERIOD*              PERIOD
                                                                 2/1/10    7/31/10      2/1/10 - 7/31/10     2/1/10 - 7/31/10
                                                               ---------   ---------    ----------------     ----------------
High Yield Bond                         Institutional Shares   $1,000.00   $1,021.12        $3.71                 0.74%
                                        Class A Shares          1,000.00    1,019.89         4.96                 0.99%
                                        Class B Shares          1,000.00    1,016.17         8.70                 1.74%
                                        Class C Shares          1,000.00    1,016.17         8.70                 1.74%

Total Return Bond                       Institutional Shares    1,000.00    1,021.57         3.26                 0.65%
                                        Class A Shares          1,000.00    1,020.33         4.51                 0.90%
                                        Class B Shares          1,000.00    1,016.61         8.25                 1.65%
                                        Class C Shares          1,000.00    1,016.61         8.25                 1.65%

Short Term Bond                         Institutional Shares    1,000.00    1,022.07         2.76                 0.55%
                                        Class A Shares          1,000.00    1,020.83         4.01                 0.80%
                                        Class C Shares          1,000.00    1,017.11         7.75                 1.55%

--------------------------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

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                                      185

================================================================================

         Advised by:
         [LOGO OF FTAM]
         FIFTH THIRD ASSET MANAGEMENT

[GRAPHIC OF BEYOND THE TRADITIONAL]     BEYOND THE TRADITIONAL

FTF2756073111                  1-800-282-5706                         AR-STBD-10

================================================================================

--------------------------------------------------------------------------------

                         FIFTH THIRD FUNDS

          [GRAPHIC OF FIFTH THIRD FUNDS]

                         2010
                         MONEY MARKET MUTUAL FUNDS

                         Annual Report to Shareholders
                         July 31, 2010

                         Advised by:
                         [LOGO OF FTAM]
                         FIFTH THIRD ASSET MANAGEMENT

--------------------------------------------------------------------------------

                       NOTICE OF DELIVERY OF PROSPECTUSES,
                     SEMI-ANNUAL REPORTS AND ANNUAL REPORTS
In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds will deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 1-800-282-5706.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and information regarding how the Funds voted relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, on the Funds' website at www.fifththirdfunds.com or by calling 1-800-282-5706 and on the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Investments for periods ending April 30 and October 31 are filed on Form N-Q and are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov. They may be viewed at the SEC's Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

Fifth Third Funds are distributed by FTAM Funds Distributor, Inc., member FINRA. FTAM Funds Distributor, Inc. is not an affiliate of Fifth Third Bank, Fifth Third Funds or Fifth Third Asset Management, Inc. Fifth Third Asset Management, Inc. serves as Investment Advisor to Fifth Third Funds and receives a fee for its services.

FIFTH THIRD FUNDS, LIKE ALL MUTUAL FUNDS:
o ARE NOT FDIC INSURED
o HAVE NO BANK GUARANTEE
o MAY LOSE VALUE

                       This page intentionally left blank.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Economic Outlook and Commentary Section ...................................    1

Manager Commentary ........................................................    5

Schedules of Investments ..................................................    8

Statements of Assets and Liabilities ......................................   36

Statements of Operations ..................................................   38

Statements of Changes in Net Assets .......................................   40

Financial Highlights ......................................................   44

Notes to Financial Statements .............................................   53

Report of Independent Registered Public Accounting Firm ...................   67

Supplemental Information ..................................................   68

OUR MESSAGE TO YOU
--------------------------------------------------------------------------------

Despite a dramatic downturn in investor sentiment during the spring of 2010, U.S. equity and fixed income markets generally posted positive returns during the 12-month period ended July 31, 2010. In turn, most Fifth Third Funds finished the fiscal year with double-digit gains.

Within the stock market, results reported during the 12-month period included:

o A 13.83% gain for the S&P 500 Index(1) of large cap stocks.

o A 22.82% gain for the S&P 400 Index(1) of mid cap stocks.

o A 19.17% gain for the S&P 600 Index(1) of small cap stocks.

o A 6.26% gain for the MSCI EAFE Index(1) of international stocks.

The first eight months of the period featured growing investor enthusiasm as a number of economic indicators firmed, which brightened outlooks and spurred demand for riskier assets. The near-default of sovereign Greek debt and the BP oil spill in the Gulf of Mexico darkened moods in mid-April, however, and prompted a sharp selloff in equity markets. Solid corporate earnings keyed a modest bounce in the period's closing weeks. All told, domestic stocks outperformed fixed income investments during the period, led by small and mid cap equities and value investments. International stocks, on the other hand, produced smaller returns due largely to the overhang from the European debt issue and slowing growth in China.

The fixed income market experienced broad-based demand that lifted most asset classes. U.S. Treasury issues extended a lengthy rally, aided by the springtime flight to quality, while structured products such as Mortgage-backed Securities and Asset-backed Securities benefited from extensive government support programs. Corporate bonds gained amid a renewed appreciation for healthy balance sheets, which mostly resulted from multi-quarter cost-cutting and cash-hoarding efforts. Cash investments continued to offer meager returns, while commodities generally performed well during the period.

Gauging things domestically going forward, the conclusion is mixed. Statistics related to the domestic economy suggest that the current recovery is well underway and that the risk of a double-dip recession is less likely. Market nerves are frayed, however, and there are numerous things to worry investors on the horizon, including:

o A cautionary spending mindset among consumers.

o A cautionary mindset among corporate managers, which has led to weak labor market conditions.

o A mid-term U.S. election that could generate plenty of distractions and frustrating uncertainties.

o The likelihood of higher taxes, more regulation, and government intrusion.

On the positive side of the ledger, U.S. companies proved during the recent quarterly earnings period that management generally did a tremendous job during the earlier financial crisis in right-sizing operations. Corporate leaders have also generally situated their companies to make money in a slower growth environment. Furthermore, the term structure of interest rates--following a positively sloped yield curve--has facilitated the convalescence of the banking sector.

Within the family of Fifth Third Funds, an unwavering adherence to higher-quality securities led to some underperformance versus relative benchmarks in the wake of the early-period low-quality surge. Yet when macro events rattled the markets, it was the lower-quality investments that fell hardest. Regardless of such near-term variances, we believe robust analysis and stock picking among higher-quality companies that we believe are likely to register above-average earnings remains essential to long-term investing success.

Looking ahead, our expectations on the macro front include:

  MODEST GROWTH IN THE U.S. GROSS DOMESTIC PRODUCT (GDP). Although business spending has recovered to a degree, we believe consumers are still focused on paring debt. In addition, with unemployment likely to hover between 9.0% and 10.0% for the next year, the GDP growth rate will be hard pressed to exceed 2.50%.

  A GROWING REGULATORY CLIMATE. Through the first half of 2010, we witnessed the passage of monumental industry reform bills that will reshape the healthcare and financial services industries. New regulations on offshore drilling are likely as well. Although no one yet knows what shape the new rules will take, such developments have generally proven to be a drag on U.S. corporations.

  CLOUDS ON THE TAX HORIZON. If the Obama administration and U.S. Congress fail to address personal income taxes in 2010, the Bush tax cuts will expire on December 31, 2010, and rates on everything from earned income to estates will revert to 2001 levels in 2011. Such higher taxes could crimp consumer consumption and corporate profits.

  TENSION BUILDING BEHIND INTEREST RATES. Concerns over the economy tend to keep a cap on interest rates, and we may see minimal moves in the fixed income arena for the next few quarters. Especially since it appears as though the Federal Reserve will keep its key rate pegged between 0.00% and 0.25% into 2011. But as soon as the market senses sustainable growth is imminent, we could be in for a wild ride as an expanding--even modestly--economy and a massive level of public indebtedness that requires regular refinancing are not the ingredients for an extended decline in yields.

  A STUBBORNLY TOUGH JOB MARKET. Currently, there are few incentives for companies to resume hiring. Given the uncertainties swirling around Washington and the economy, continued challenges on the employment front appear likely.

  CONTINUED GROWTH IN CORPORATE EARNINGS. Despite the economic turbulence of late, most U.S. companies managed to generate solid profits during the 12-month period ended July 31, 2010. We believe the trend in profit growth should continue, although margin and earnings growth rates may have peaked for this cycle. Accordingly, we believe more-stable larger cap companies, especially those with exposure to higher-growth international markets, will lead the equity markets in the coming quarters.

In closing, the occurrences of the past 12 months demonstrated how quickly preferences can shift in the U.S. financial markets. And the outlook for the next six to 12 months contains plenty of potential headwinds. Through history, however, high-quality companies with solid fundamentals have proven most adept at navigating the financial market's peaks and valleys to produce steady long-term returns. As your Fifth Third Funds portfolio managers regularly seek out such companies, we believe your investments in our family of funds continue to offer the best opportunity for optimal gains into the future.

Thank you for your confidence in the Fifth Third Funds.

/s/ E. Keith Wirtz

E. Keith Wirtz, CFA
President

--------------------------------------------------------------------------------
 (1)TERMS AND DEFINITIONS
 ------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE S&P 500 STOCK INDEX IS AN INDEX OF 500 SELECTED COMMON STOCKS, MOST OF WHICH ARE LISTED ON THE NEW YORK STOCK EXCHANGE, AND IS A MEASURE OF THE U.S. STOCK MARKET AS A WHOLE.

THE S&P MIDCAP 400 INDEX IS AN INDEX OF 400 SELECTED COMMON STOCKS THAT TRACKS U.S. FIRMS WITH MARKET CAPITALIZATIONS OF $1.5 BILLION TO $5.5 BILLION.

THE S&P SMALLCAP 600 INDEX IS AN INDEX OF 600 SELECTED COMMON STOCKS THAT TRACKS U.S. FIRMS WITH MARKET CAPITALIZATIONS OF $300 MILLION TO $2 BILLION.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA AND FAR EAST
(EAFE)(R) INDEX IS GENERALLY REPRESENTATIVE OF A SAMPLE OF COMPANIES OF THE MARKET STRUCTURE OF 20 EUROPEAN AND PACIFIC BASIN COUNTRIES.

THE ABOVE INDICES DO NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING SECURITIES.

SOVEREIGN DEBT is the total amount owed to the holders of the bonds issued by a national government.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 MONEY MARKET FUNDS
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2010, the Fifth Third Money Market Funds offered historically low yields on an absolute basis. This was the direct result of the continuation of an extremely accommodative monetary policy by the Federal Reserve's Federal Open Market Committee (FOMC).

Through the entire fiscal year, the FOMC maintained a generally cautious tone toward economic activity and employment and kept the Federal Funds target rate within a range of 0.00% to 0.25%. Although the economy showed some signs of growth early in the period, the largely government-fueled developments faded later on and stirred fears of a double-dip recession, as well as renewed calls for additional fiscal intervention. As a result, general short-term interest rates remained at historically low levels despite the expiration of quantitative easing measures--which were enacted to keep rates low while the economy firmed--in March 2010.

Probably the most notable exception to the persistence of low interest rates was the London Interbank Offer Rate (LIBOR). One of the more recognizable international, risk-based, money market yield measures, LIBOR rates increased during the second half of the fiscal year due primarily to elevated risks in Europe's sovereign debt markets and the European banking industry.

At period-end, the chief concerns for most market participants remained global economic conditions and the highly accommodative monetary policies adopted by the world's leading central banks. In the U.S., future rate adjustments by the FOMC ultimately depend upon economic data with a particular emphasis on employment data.

The Funds continued to heavily utilize more traditional liquid money market securities such as discount notes issued by the U.S. Treasury and U.S. Government Agencies, commercial paper, and repurchase agreements, particularly in the Fifth Third Treasury Money Market Fund and the Fifth Third Institutional Government Money Market Fund. Higher yields on floating interest rate securities influenced by the rise in LIBOR also enhanced returns and contributed to the Funds' liquidity.

The Fifth Third Institutional Money Market and Fifth Third Prime Money Market Funds maintained a conservative investment style with an emphasis on high-quality, highly liquid municipal, U.S. Government, and industrial corporate sector securities. The Funds also held minimal exposure to Asset-Backed commercial paper, brokerage, and European banking sector securities.

In the second half of the fiscal year, new U.S. Securities and Exchange Commission regulations aimed at strengthening the financial stability of

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

money market funds and reducing the systemic risk to the industry went into effect. The rules require money market funds to hold more liquid assets, reduce credit risk, and increase transparency through administrative and operational enhancements. The measures related to portfolio management were implemented in the Funds by the end of the fiscal year, and the balance must be in place before the end of 2011. Due to the long-standing conservative investment style of Fifth Third Money Market Funds, adherence to the new portfolio management rules should have little impact on the Funds' investment strategies.

--------------------------------------------------------------------------------
 MATURITY COMPOSITION AS OF JULY 31, 2010
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Weighted Average Maturity*#
--------------------------------------------------------------------------------

                                                  ------------------------------
                                                       DAYS            DAYS
                                                   AS OF 7/31/10   AS OF 7/31/09
                                                  ------------------------------
--------------------------------------------------------------------------------
Fifth Third Prime Money Market                          41              49
--------------------------------------------------------------------------------
Fifth Third Institutional Money Market                  35              54
--------------------------------------------------------------------------------
Fifth Third Institutional Government Money Market       42              50
--------------------------------------------------------------------------------
Fifth Third U.S. Treasury Money Market                  43              54
--------------------------------------------------------------------------------

*Based on next reset date.

#Portfolio composition is subject to change.

--------------------------------------------------------------------------------
 INVESTMENT RISK CONSIDERATIONS
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

AN INVESTMENT IN ANY OF THE FUNDS IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
 MONEY MARKET MATURITY SCHEDULES (AS OF JULY 31, 2010)
 -------------------------------------------------------------------------------
 AS A PERCENTAGE OF VALUE OF INVESTMENTS*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      INSTITUTIONAL       U.S.
                         PRIME      INSTITUTIONAL      GOVERNMENT       TREASURY
                         MONEY          MONEY            MONEY           MONEY
                         MARKET         MARKET           MARKET          MARKET
--------------------------------------------------------------------------------
Fewer than 8 Days        51.5%          56.1%             49.6%          61.6%
--------------------------------------------------------------------------------
8 to 14 Days              5.2%           4.0%              6.8%           6.9%
--------------------------------------------------------------------------------
15 to 30 Days             3.3%           2.7%             11.8%           5.9%
--------------------------------------------------------------------------------
31 to 180 Days           37.5%          33.5%             25.5%          15.6%
--------------------------------------------------------------------------------
181 to 365 Days           2.5%           3.7%              6.3%          10.0%
--------------------------------------------------------------------------------
366 to 397 Days           0.0%           0.0%              0.0%           0.0%
--------------------------------------------------------------------------------

*Based on next reset date.

PRIME MONEY MARKET
SCHEDULE OF INVESTMENTS
JULY 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT             VALUE
                                                                  ------------     ------------
CORPORATE BONDS (10.3%)
COMPUTERS (1.1%)
International Business Machines Corp., 1.07%, 7/28/11 (a)         $ 10,000,000     $ 10,063,044
                                                                                   ------------
DIVERSIFIED BANKS (1.0%)
JPMorgan Chase & Co., 4.50%, 11/15/10                                3,550,000        3,590,355
JPMorgan Chase & Co., 5.60%, 6/1/11                                  5,000,000        5,203,439
                                                                                   ------------
                                                                                      8,793,794
                                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (4.2%)
General Electric Capital Corp., 0.79%, 2/1/11 (a)                   10,337,000       10,359,296
General Electric Capital Corp., 4.88%, 10/21/10                      7,078,000        7,146,589
General Electric Capital Corp., 5.00%, 12/1/10                      13,970,000       14,179,521
General Electric Capital Corp., Series A, 4.25%, 12/1/10             6,590,000        6,669,562
                                                                                   ------------
                                                                                     38,354,968
                                                                                   ------------
FINANCE-INVESTMENT BANKER/BROKER (0.9%)
Bear Stearns Cos. LLC (The), 4.50%, 10/28/10                         7,766,000        7,839,370
                                                                                   ------------
INSURANCE (0.7%)
Berkshire Hathaway, Inc., 0.35%, 2/10/11 (a)                         5,000,000        5,000,000
Berkshire Hathaway Finance Corp., 4.20%, 12/15/10                    1,175,000        1,191,125
                                                                                   ------------
                                                                                      6,191,125
                                                                                   ------------
MEDICAL INSTRUMENTS (1.2%)
Medtronic, Inc., Series B, 4.38%, 9/15/10                           10,860,000       10,910,509
                                                                                   ------------
RETAIL-DISCOUNT (0.5%)
Wal-Mart Stores, Inc., 4.75%, 8/15/10                                5,000,000        5,008,044
                                                                                   ------------
U.S. GOVERNMENT AGENCIES (0.7%)
Citibank NA, Series 1, 0.53%, 7/12/11 (a) (d)                        5,000,000        5,005,849
Regions Bank, 2.75%, 12/10/10 (d)                                    2,013,000        2,030,183
                                                                                   ------------
                                                                                      7,036,032
                                                                                   ------------

TOTAL CORPORATE BONDS                                                                94,196,886
                                                                                   ------------
MUNICIPAL BONDS (0.9%)
WASHINGTON (0.9%)
State of Washington, Series 2011T, GO, 1.00%, 8/1/11                 8,000,000        8,027,920
                                                                                   ------------

TOTAL MUNICIPAL BONDS                                                                 8,027,920
                                                                                   ------------
U.S. GOVERNMENT AGENCIES (12.4%)
FANNIE MAE (3.4%)
0.34%, 11/15/10 **                                                  13,090,000       13,077,372
0.46%, 3/1/11 **                                                     5,000,000        4,986,455
3.25%, 8/12/10                                                       6,980,000        6,985,662

                                    Continued

                                                              PRIME MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT             VALUE
                                                                  ------------     ------------
U.S. GOVERNMENT AGENCIES, CONTINUED
FANNIE MAE, CONTINUED
4.75%, 12/15/10                                                   $  5,867,000     $  5,962,027
                                                                                   ------------
                                                                                     31,011,516
                                                                                   ------------
FEDERAL HOME LOAN BANK (1.1%)
3.38%, 8/13/10                                                       2,230,000        2,232,064
3.38%, 9/10/10                                                       6,110,000        6,129,710
5.13%, 9/10/10                                                       1,800,000        1,808,725
                                                                                   ------------
                                                                                     10,170,499
                                                                                   ------------
FREDDIE MAC (3.5%)
0.38%, 8/10/10 (a)                                                  14,500,000       14,500,000
1.50%, 1/7/11                                                        5,000,000        5,024,162
3.13%, 10/25/10                                                      7,000,000        7,045,422
6.88%, 9/15/10                                                       5,000,000        5,040,268
                                                                                   ------------
                                                                                     31,609,852
                                                                                   ------------
STRAIGHT-A FUNDING LLC (4.4%)
0.30%, 10/1/10 (b)                                                   5,000,000        4,997,458
0.35%, 8/24/10 (b)                                                  10,000,000        9,997,764
0.39%, 8/9/10 (b)                                                   10,032,000       10,031,131
0.43%, 9/1/10 (b)                                                    5,200,000        5,198,074
0.45%, 10/13/10 (b)                                                 10,000,000        9,992,903
                                                                                   ------------
                                                                                     40,217,330
                                                                                   ------------

TOTAL U.S. GOVERNMENT AGENCIES                                                      113,009,197
                                                                                   ------------
U.S. TREASURY OBLIGATIONS (0.5%)
U.S. TREASURY NOTES (0.5%)
2.38%, 8/31/10                                                       5,000,000        5,007,683
                                                                                   ------------

TOTAL U.S. TREASURY OBLIGATIONS                                                       5,007,683
                                                                                   ------------
CERTIFICATES OF DEPOSIT (4.4%)
COMMERCIAL BANKS (1.1%)
Toronto Dominion, 0.33%, 9/20/10                                     5,000,000        5,000,000
Toronto Dominion, 0.45%, 11/5/10                                     5,000,000        5,000,000
                                                                                   ------------
                                                                                     10,000,000
                                                                                   ------------
COMMERCIAL BANKS-EASTERN U.S. (3.3%)
Rabobank Nederland, New York Branch, 0.52%, 9/14/10                  5,000,000        5,000,724
Rabobank Nederland NV, 0.30%, 9/10/10                               10,000,000       10,000,000
Rabobank Nederland NV, 0.44%, 1/28/11                               15,000,000       15,000,000
                                                                                   ------------
                                                                                     30,000,724
                                                                                   ------------

TOTAL CERTIFICATES OF DEPOSIT                                                        40,000,724
                                                                                   ------------

                                    Continued

PRIME MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
July 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT             VALUE
                                                                  ------------     ------------
COMMERCIAL PAPER (19.7%)
ASSET BACKED COMMERCIAL PAPER (2.3%)
Falcon Asset Securitization Co. LLC, 0.35%, 10/22/10 (b)          $ 10,000,000     $  9,992,028
Old Line Funding LLC, 0.45%, 9/20/10 (b)                             6,094,000        6,090,191
Old Line Funding LLC, 0.48%, 9/2/10 (b)                              5,000,000        4,997,866
                                                                                   ------------
                                                                                     21,080,085
                                                                                   ------------
BEVERAGES-NON ALCOHOLIC (1.1%)
Coca-Cola Co. (The), 0.35%, 10/19/10 ** (b)                          5,000,000        4,996,160
Coca-Cola Co. (The), 0.49%, 2/1/11 (b)                               5,000,000        4,987,478
                                                                                   ------------
                                                                                      9,983,638
                                                                                   ------------
COMMERCIAL BANKS NON-U.S. (2.7%)
Bank of Nova Scotia, 0.40%, 10/22/10 **                              5,000,000        4,995,445
National Australia Funding, 0.36%, 1/3/11 (b)                       10,000,000        9,984,500
National Australia Funding, 0.42%, 9/13/10 (b)                      10,000,000        9,994,983
                                                                                   ------------
                                                                                     24,974,928
                                                                                   ------------
COSMETICS & TOILETRIES (2.7%)
Procter & Gamble Co. (The), 0.24%, 10/6/10 (b)                      10,000,000        9,995,600
Procter & Gamble Co. (The), 0.27%, 11/17/10 (b)                     15,000,000       14,987,850
                                                                                   ------------
                                                                                     24,983,450
                                                                                   ------------
FIDUCIARY BANKS (1.6%)
State Street Corp., 0.48%, 9/27/10                                  10,000,000        9,992,400
State Street Corp., 0.54%, 9/16/10                                   5,000,000        4,996,933
                                                                                   ------------
                                                                                     14,989,333
                                                                                   ------------
FINANCE-AUTO LOANS (3.7%)
Toyota Motor Credit Corp., 0.40%, 10/25/10                           5,000,000        4,995,278
Toyota Motor Credit Corp., 0.57%, 8/23/10                           10,000,000        9,996,517
Toyota Motor Credit Corp., 0.57%, 9/9/10                             5,000,000        4,996,912
Toyota Motor Credit Corp., 0.60%, 10/1/10                           14,000,000       13,988,139
                                                                                   ------------
                                                                                     33,976,846
                                                                                   ------------
FOOD-MISCELLANEOUS/DIVERSIFIED (2.2%)
Nestle Capital Corp., 0.29%, 11/4/10 (b)                            10,000,000        9,992,347
Nestle Capital Corp., 0.38%, 12/6/10 ** (b)                         10,000,000        9,986,594
                                                                                   ------------
                                                                                     19,978,941
                                                                                   ------------
MEDICAL-HOSPITALS (0.5%)
Essentia Health, 0.23%, 8/27/10 (LOC: Wells Fargo)                   4,805,000        4,803,855
                                                                                   ------------
POLLUTION (0.4%)
California Pollution Control Funding Authority,
   0.35%, 8/10/10 (LOC: BP PLC)                                      3,250,000        3,250,000
                                                                                   ------------

                                    Continued

                                                              PRIME MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT             VALUE
                                                                  ------------     ------------
COMMERCIAL PAPER, CONTINUED
SCHOOLS (2.1%)
University of Michigan, 0.26%, 9/1/10                             $  7,680,000     $  7,680,000
University of Michigan, 0.35%, 9/22/10                               6,095,000        6,095,000
University of Michigan, 0.37%, 10/4/10                               5,000,000        5,000,000
                                                                                   ------------
                                                                                     18,775,000
                                                                                   ------------
U.S. MUNICIPALS (0.4%)
Walnut Energy Center Authority, 0.35%, 9/22/10
   (LOC: State Street Corp.)                                         4,000,000        3,997,978
                                                                                   ------------

TOTAL COMMERCIAL PAPER                                                              180,794,054
                                                                                   ------------
DEMAND NOTES (6.1%)
COMMERCIAL SERVICES (1.1%)
World Wildlife Fund, 0.32%, 7/1/30,
   (LOC: JP Morgan, Inc.) (a)                                        9,650,000        9,650,000
                                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (0.5%)
Harry W. Albright Jr., Series 1996, 0.57%, 5/1/21,
   (LOC: Bank of America) (a)                                        4,700,000        4,700,000
                                                                                   ------------
REVENUE BONDS (0.8%)
Metrodev Newark LLC, 0.43%, 7/1/33,
   (LOC: PNC Bank NA) (a)                                            7,700,000        7,700,000
                                                                                   ------------
SPECIAL PURPOSE ENTITY (3.7%)
Capital One Funding Corp., Series 1996-H, 0.42%, 10/1/21,
    (LOC: JP Morgan, Inc.) (a) (b)                                     267,000          267,000
Capital One Funding Corp., Series 1997-D, 0.37%, 7/2/18,
    (LOC: JP Morgan, Inc.) (a) (b)                                     401,000          401,000
Capital One Funding Corp., Series 2001-C, 0.37%, 1/4/27,
    (LOC: JP Morgan, Inc.) (a)                                       1,046,000        1,046,000
Erickson Foundation, Inc. (The), 0.31%, 12/1/17,
    (LOC: FHLB) (a)                                                 15,000,000       15,000,000
First Church of God Vancouver, 1.31%, 4/1/15,
    (LOC: US Bancorp) (a)                                              740,000          740,000
New Belgium Brewing Co., Inc., Series 2000, 0.37%, 7/1/15,
    (LOC: Wells Fargo & Co.) (a)                                     1,025,000        1,025,000
Rush Medical Foundation, 0.31%, 12/1/31
    (LOC: US Bank) (a)                                               5,400,000        5,400,000
Saddleback Valley Community Church, 0.31%, 11/1/38,
    (LOC: FHLB) (a)                                                  9,770,000        9,770,000
SGS Tool Co., Series 1999, 0.48%, 12/1/12,
    (LOC: JP Morgan, Inc.) (a)                                         350,000          350,000
                                                                                   ------------
                                                                                     33,999,000
                                                                                   ------------

TOTAL DEMAND NOTES                                                                   56,049,000
                                                                                   ------------

                                    Continued

PRIME MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT             VALUE
                                                                  ------------     ------------
MUNICIPAL DEMAND NOTES (28.5%)
CALIFORNIA (1.8%)
Abag Finance Authority for Nonprofit Corps.,
   YMCA of San Francisco, Series A, 0.45%, 10/1/29,
   (LOC: Wells Fargo & Co.) (a)                                   $  8,375,000     $  8,375,000
County of Riverside, CP, 0.30%, 11/1/20,
   (LOC: State Street Corp.) (a)                                     5,900,000        5,900,000
Statewide Communities Development Authority,
   Broadway Studios, 0.41%, 4/1/50, (LOC: FHLB) (a)                  2,300,000        2,300,000
                                                                                   ------------
                                                                                     16,575,000
                                                                                   ------------
COLORADO (1.3%)
Housing & Finance Authority,
   Single Family Mortgage Bonds, Series A1,
   0.33%, 11/1/30, (LOC: FMNA/FHLMC) (a)                             3,760,000        3,760,000
Housing & Finance Authority, Single Family Mortgage Bonds,
   Series I-B1, 0.31%, 5/1/38,
   (LOC: FMNA/FHLMC) (a)                                             6,425,000        6,425,000
Pueblo Housing Authority, 0.37%, 12/1/18,
   (LOC: Wells Fargo & Co.) (a) (b)                                  1,400,000        1,400,000
                                                                                   ------------
                                                                                     11,585,000
                                                                                   ------------
DISTRICT OF COLUMBIA (0.2%)
District of Columbia, Pew Charitables Trust,
   Series B, 0.31%, 4/1/38,
   (LOC: PNC Bank NA) (a)                                            1,535,000        1,535,000
                                                                                   ------------
FLORIDA (3.7%)
Miami-Dade County Industrial Development Authority,
   Dolphin Stadium Project, 0.30%, 7/1/37,
   (LOC: Societe Generale) (a)                                      19,000,000       19,000,000
Miami-Dade County Industrial Development Authority,
   Miami Stadium Project, 0.35%, 7/1/37,
   (LOC: TD Bank N.A.) (a)                                           5,000,000        5,000,000
Municipal Power Agency, All Required Project,
   Series D, 0.32%, 10/1/25, (LOC: Bank of America) (a)             10,000,000       10,000,000
                                                                                   ------------
                                                                                     34,000,000
                                                                                   ------------
GEORGIA (1.1%)
Savannah College of Art & Design, Inc., Series 2004 BD,
   0.35%, 4/1/24, (LOC: Bank of America) (a)                         9,838,000        9,838,000
                                                                                   ------------
ILLINOIS (1.9%)
County of Will, Exxon Mobil Project, AMT, 0.16%, 4/1/26,
   (LOC: Exxon Mobil Corp.) (a)                                      6,815,000        6,815,000
Finance Authority, CHF-Dekalb LLC, Series B, 0.80%, 7/1/13,
   (LOC: Banco Santander SA) (a)                                       440,000          440,000

                                    Continued

                                                              PRIME MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT             VALUE
                                                                  ------------     ------------
MUNICIPAL DEMAND NOTES, CONTINUED
ILLINOIS, CONTINUED
Finance Authority, Fairview Ministries, Inc.,
   Series D, 0.31%, 8/15/42, (LOC: Bank of America) (a)           $  4,455,000     $  4,455,000
Finance Authority, Franciscan Communities,
   Series B, 0.40%, 5/1/36, (LOC: Bank of America) (a)               5,780,000        5,780,000
                                                                                   ------------
                                                                                     17,490,000
                                                                                   ------------
INDIANA (0.2%)
Finance Authority, Hamilton Grove Project,
   Series B, 0.31%, 4/1/38, (LOC: Bank of America) (a)               2,065,000        2,065,000
                                                                                   ------------
IOWA (0.5%)
Dallas County Industrial Development, Sioux City Brick and Tile,
   Series B, 0.31%, 9/1/21, (LOC: U.S. Bancorp) (a)                  4,850,000        4,850,000
                                                                                   ------------
KENTUCKY (2.9%)
Louisville & Jefferson County Regional Airport Authority,
   Series A, AMT, 0.31%, 1/1/29,
   (LOC: United Parcel Service, Inc.) (a)                           26,800,000       26,800,000
                                                                                   ------------
MARYLAND (0.9%)
Health & Higher Educational Facilities Authority,
   Adventist Healthcare, Series B, 0.31%, 1/1/35,
   (LOC: Deutsche Bank) (a)                                          7,990,000        7,990,000
                                                                                   ------------
MISSISSIPPI (3.9%)
Business Finance Corp., Chevron USA, Inc. Project,
   Series B, 0.25%, 12/1/30, (LOC: Chevron) (a)                     10,000,000       10,000,000
Business Finance Corp., Chevron USA, Inc. Project,
   Series C, 0.17%, 12/1/30, (LOC: Chevron) (a)                      9,900,000        9,900,000
Business Finance Corp., Chevron USA, Inc. Project,
   Series G, 0.18%, 12/1/30, (LOC: Chevron) (a)                     15,800,000       15,800,000
                                                                                   ------------
                                                                                     35,700,000
                                                                                   ------------
NEW MEXICO (0.1%)
City of Portales, CHF-Portales LLC Project at
   Eastern New Mexico University,
   Series B, 0.80%, 7/1/13, (LOC: Banco Santander SA) (a)              240,000          240,000
City of Roswell, Series B, 0.80%, 7/1/14,
   (LOC: Banco Santander SA) (a)                                       240,000          240,000
                                                                                   ------------
                                                                                        480,000
                                                                                   ------------
NEW YORK (0.4%)
Albany Industrial Development Agency, Living
   Resources Corp. Project, Series B, 0.46%, 2/1/12,
   (LOC: HSBC Holdings PLC) (a)                                        275,000          275,000

                                    Continued

PRIME MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT             VALUE
                                                                  ------------     ------------
MUNICIPAL DEMAND NOTES, CONTINUED
NEW YORK, CONTINUED
New York City Housing Development Corp., Verde
   Cooperative, Series A, 0.34%, 1/1/16,
   (LOC: JP Morgan, Inc.) (a)                                     $  3,710,000     $  3,710,000
                                                                                   ------------
                                                                                      3,985,000
                                                                                   ------------
OHIO (1.1%)
County of Cuyahoga, Eliza Jennings, Series C, 0.56%, 5/1/42,
   (LOC: Banco Santander SA) (a)                                       350,000          350,000
County of Hamilton Hospital Facilities Revenue,
   Elizabeth Gamble, Series A, 0.29%, 6/1/27,
   (LOC: Northern Trust Company) (a)                                 9,600,000        9,600,000
                                                                                   ------------
                                                                                      9,950,000
                                                                                   ------------
PENNSYLVANIA (2.0%)
Blair County Industrial Development Authority, 0.31%, 10/1/28,
   (LOC: PNC Bank NA) (a)                                            5,000,000        5,000,000
Delaware County Industrial
   Development Authority, 0.22%, 12/1/15,
   (LOC: United Parcel Service, Inc.) (a)                            3,200,000        3,200,000
Economic Development Financing Authority,
   Delancy Corp. Project, Series C, 0.33%, 9/1/14,
   (LOC: PNC Bank NA) (a)                                              930,000          930,000
Pittsburgh Water & Sewer Authority, Series B2, 0.25%, 9/1/39,
   (LOC: PNC Bank NA) (a)                                            8,745,000        8,745,000
                                                                                   ------------
                                                                                     17,875,000
                                                                                   ------------
TEXAS (2.6%)
Port Corpus Christi Industrial Development Corp., Citgo
   Petroleum Rmkt, AMT, 0.30%, 11/1/31,
   (LOC: BNP Paribas) (a)                                           10,000,000       10,000,000
Port of Port Arthur Navigation District Fina Oil and
   Chemical Co. Project, AMT, 0.27%, 5/1/33,
   (LOC: Total SA) (a)                                               5,025,000        5,025,000
Veterans Housing Assistance Program,
   Series A, GO, AMT, 0.28%, 12/1/34,
   (LOC: State Street Corp.) (a)                                     8,430,000        8,430,000
                                                                                   ------------
                                                                                     23,455,000
                                                                                   ------------
UTAH (2.7%)
Telecommunication Open Infrastructure Agency,
   0.33%, 6/1/40, (LOC: FHLB) (a)                                   25,000,000       25,000,000
                                                                                   ------------
WASHINGTON (1.0%)
State Housing Finance Commission, Multi-Family,
   Country Club Apartments, Series A, AMT,
   0.29%, 8/1/32, (LOC: U.S. Bancorp) (a)                            5,620,000        5,620,000

                                    Continued

                                                              PRIME MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT             VALUE
                                                                  ------------     ------------
MUNICIPAL DEMAND NOTES, CONTINUED
WASHINGTON, CONTINUED
State Housing Finance Commission, Multi-Family,
   Monticello Park Project, Series B,
   0.33%, 9/1/34, (LOC: FNMA) (a)                                 $  3,395,000     $  3,395,000
                                                                                   ------------
                                                                                      9,015,000
                                                                                   ------------
WISCONSIN (0.2%)
City of Whitewater, Husco International, Inc. Project, AMT,
   0.45%, 12/1/12, (LOC: JP Morgan, Inc.) (a)                        2,300,000        2,300,000
                                                                                   ------------

TOTAL MUNICIPAL DEMAND NOTES                                                        260,488,000
                                                                                   ------------

                                                                     SHARES
                                                                  ------------
MONEY MARKETS (3.5%)
AIM STIT Liquid Assets Portfolio (c)                                30,737,369       30,737,369
Goldman Sachs Financial Square Prime Obligations Fund (c)            1,110,110        1,110,110
                                                                                   ------------

TOTAL MONEY MARKETS                                                                  31,847,479
                                                                                   ------------

                                                                   PRINCIPAL
                                                                    AMOUNT
                                                                  ------------
REPURCHASE AGREEMENTS (13.1%)
Barclays PLC, 0.21%, dated 7/30/10, due 8/2/10,
   (Repurchase proceeds, $35,000,613, Collateralized by
   U.S. Treasury Security, 4.25%, 11/15/17,
   value $35,700,110)                                             $ 35,000,000       35,000,000
Deutsche Bank, 0.20%, dated 7/30/10, due 8/2/10,
   (Repurchase proceeds, $50,000,833, Collateralized by
   various U.S. Government Agency Securities,
   0.00%-6.25%, 8/10/10-8/7/28, value $51,000,235)                  50,000,000       50,000,000
Toronto Dominion, 0.22%, dated 7/30/10, due 8/2/10,
   (Repurchase proceeds, $30,000,550, Collateralized by
   U.S. Treasury Security, 3.38%, 11/15/19, value $30,600,016)      30,000,000       30,000,000
UBS Investment Bank, 0.19%, dated 7/30/10, due 8/2/10,
   (Repurchase proceeds, $4,505,071, Collateralized by Federal
   Farm Credit Bank, 0.00%, 1/25/13, value $4,599,310)               4,505,000        4,505,000
                                                                                   ------------

TOTAL REPURCHASE AGREEMENTS                                                         119,505,000
                                                                                   ------------

TOTAL INVESTMENTS (COST $908,925,943)(+) - 99.4%                                    908,925,943

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%                                          5,513,812
                                                                                   ------------

NET ASSETS - 100.0%                                                                $914,439,755
                                                                                   ============

                                    Continued

PRIME MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
**   Rate represents the effective yield at purchase.
(+)  Also represents cost for federal income tax purposes.
(a) Variable rate security. Rate presented represents rate in effect at July 31, 2010.
(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(c)  Investment is in Institutional Shares of underlying fund/portfolio.
(d)  FDIC guaranteed through Treasury Liquidity Guarantee Program.

The following abbreviations are used in the Schedule of Investments:
AMT - Alternative Minimum Tax Paper
CP - Certificate of Participation
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corp.
FNMA - Federal National Mortgage Association
GO - General Obligation
LOC - Letter of Credit

    See notes to schedules of investments and notes to financial statements.

                                                      INSTITUTIONAL MONEY MARKET
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT              VALUE
                                                                  ------------     --------------
CORPORATE BONDS (7.0%)
COMPUTERS (0.3%)
International Business Machines Corp., 1.07%, 7/28/11 (a)         $ 10,000,000     $   10,062,909
                                                                                   --------------
DIVERSIFIED BANKS (0.5%)
JPMorgan Chase & Co., 5.60%, 6/1/11                                 15,235,000         15,851,301
                                                                                   --------------
DIVERSIFIED FINANCIAL SERVICES (4.2%)
General Electric Capital Corp., 0.51%, 8/15/11 (a)                   6,160,000          6,150,721
General Electric Capital Corp., 0.58%, 4/28/11 (a)                  10,000,000          9,985,967
General Electric Capital Corp., 4.88%, 10/21/10                     16,000,000         16,149,948
General Electric Capital Corp., 5.00%, 12/1/10                      10,000,000         10,149,855
General Electric Capital Corp., Series A, 4.25%, 9/13/10            14,600,000         14,659,716
General Electric Capital Corp., Series A, 4.25%, 12/1/10            14,580,000         14,757,412
General Electric Capital Corp., Series A, 6.13%, 2/22/11            49,826,000         51,333,887
General Electric Capital Corp., Series G, 0.35%, 1/26/11 (a)        15,000,000         14,981,505
                                                                                   --------------
                                                                                      138,169,011
                                                                                   --------------
FINANCE-INVESTMENT BANKER/BROKER (0.9%)
Bear Stearns Cos. LLC (The), 0.57%, 1/31/11 (a)                     12,426,000         12,438,687
Bear Stearns Cos. LLC (The), 4.50%, 10/28/10                        17,000,000         17,155,853
                                                                                   --------------
                                                                                       29,594,540
                                                                                   --------------
INSURANCE (0.4%)
Berkshire Hathaway, Inc., 0.35%, 2/10/11 (a)                        10,000,000         10,000,000
Berkshire Hathaway Finance Corp., 4.20%, 12/15/10                    4,595,000          4,659,100
                                                                                   --------------
                                                                                       14,659,100
                                                                                   --------------
MEDICAL INSTRUMENTS (0.1%)
Medtronic, Inc., Series B, 4.38%, 9/15/10                            2,150,000          2,159,745
                                                                                   --------------
U.S GOVERNMENT AGENCIES (0.6%)
Citibank NA, Series 1, 0.53%, 7/12/11 (a) (d)                       18,665,000         18,686,833
                                                                                   --------------

TOTAL CORPORATE BONDS                                                                 229,183,439
                                                                                   --------------
U.S. GOVERNMENT AGENCIES (11.1%)
FANNIE MAE (2.9%)
0.34%, 11/15/10 **                                                  15,000,000         14,984,983
0.46%, 3/1/11 **                                                    15,000,000         14,959,367
1.38%, 4/28/11                                                       9,600,000          9,670,727
2.75%, 4/11/11                                                       9,200,000          9,350,728
2.88%, 10/12/10                                                     15,335,000         15,408,582
3.25%, 8/12/10                                                      15,000,000         15,012,168
4.75%, 12/15/10                                                     14,960,000         15,201,790
                                                                                   --------------
                                                                                       94,588,345
                                                                                   --------------

                                    Continued

INSTITUTIONAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT              VALUE
                                                                  ------------     --------------
U.S. GOVERNMENT AGENCIES, CONTINUED
FEDERAL HOME LOAN BANK (0.3%)
4.13%, 8/13/10                                                    $  5,025,000     $    5,030,784
5.13%, 9/10/10                                                       4,600,000          4,622,297
                                                                                   --------------
                                                                                        9,653,081
                                                                                   --------------
FREDDIE MAC (3.6%)
0.25%, 5/4/11 (a)                                                   15,000,000         14,993,121
0.32%, 11/16/10 **                                                  25,000,000         24,976,222
0.33%, 1/15/42 (a)                                                   7,328,951          7,328,951
0.38%, 8/10/10 (a)                                                  35,000,000         35,000,000
1.50%, 1/7/11                                                       15,000,000         15,072,487
5.00%, 10/18/10                                                      9,825,000          9,920,977
6.88%, 9/15/10                                                      10,000,000         10,080,536
                                                                                   --------------
                                                                                      117,372,294
                                                                                   --------------
STRAIGHT-A FUNDING LLC (4.3%)
0.30%, 10/1/10 (b)                                                  30,000,000         29,984,750
0.35%, 8/24/10 (b)                                                  25,661,000         25,655,262
0.39%, 8/12/10 (b)                                                  25,000,000         24,997,021
0.41%, 8/16/10 (b)                                                  17,639,000         17,635,987
0.43%, 9/1/10 (b)                                                   25,000,000         24,990,743
0.45%, 9/1/10 (b)                                                   19,206,000         19,198,888
                                                                                   --------------
                                                                                      142,462,651
                                                                                   --------------

TOTAL U.S. GOVERNMENT AGENCIES                                                        364,076,371
                                                                                   --------------
U.S. TREASURY OBLIGATIONS (0.3%)
U.S. TREASURY NOTES (0.3%)
2.38%, 8/31/10                                                      10,000,000         10,015,365
                                                                                   --------------

TOTAL U.S. TREASURY OBLIGATIONS                                                        10,015,365
                                                                                   --------------
CERTIFICATES OF DEPOSIT (8.9%)
COMMERCIAL BANKS (2.7%)
Bank of Montreal, 0.37%, 8/6/10                                     25,000,000         25,000,000
Toronto Dominion, 0.33%, 9/20/10                                    20,000,000         20,000,000
Toronto Dominion, 0.46%, 11/5/10                                    20,000,000         20,000,000
Toronto Dominion, 0.50%, 1/4/11                                     25,000,000         25,000,000
                                                                                   --------------
                                                                                       90,000,000
                                                                                   --------------
COMMERCIAL BANKS-EASTERN U.S. (5.1%)
Rabobank Nederland NV, 0.30%, 9/10/10                               25,000,000         25,000,000
Rabobank Nederland NV, 0.44%, 1/28/11                               35,000,000         35,000,000
Rabobank Nederland, New York Branch, 0.36%, 9/7/10                  25,000,000         25,000,254

                                    Continued

                                                      INSTITUTIONAL MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT              VALUE
                                                                  ------------     --------------
CERTIFICATES OF DEPOSIT, CONTINUED
COMMERCIAL BANKS-EASTERN U.S., CONTINUED
Rabobank Nederland, New York Branch, 0.52%, 9/14/10               $ 15,000,000     $   15,002,172
Societe Generale New York, Inc., 0.35%, 8/4/10                      64,600,000         64,600,241
                                                                                   --------------
                                                                                      164,602,667
                                                                                   --------------
COMMERCIAL BANKS-NON U.S. (1.1%)
Societe Generale North America, Inc., 0.23%, 8/2/10                 35,000,000         34,999,776
                                                                                   --------------

TOTAL CERTIFICATES OF DEPOSIT                                                         289,602,443
                                                                                   --------------
COMMERCIAL PAPER (21.6%)
ASSET BACKED COMMERCIAL PAPER (2.8%)
Falcon Asset Securitization Co.
   LLC, 0.35%, 10/22/10 (b)                                         25,000,000         24,980,069
Old Line Funding LLC, 0.43%, 10/1/10 (b)                            25,000,000         24,981,785
Old Line Funding LLC, 0.45%, 9/20/10 (b)                            20,000,000         19,987,500
Old Line Funding LLC, 0.48%, 9/2/10 (b)                             20,000,000         19,991,467
                                                                                   --------------
                                                                                       89,940,821
                                                                                   --------------
BEVERAGES-NON ALCOHOLIC (1.2%)
Coca-Cola Co. (The), 0.36%, 10/19/10 ** (b)                         20,000,000         19,984,639
Coca-Cola Co. (The), 0.49%, 2/1/11 (b)                              20,000,000         19,949,911
                                                                                   --------------
                                                                                       39,934,550
                                                                                   --------------
COMMERCIAL BANKS NON-U.S. (4.7%)
Bank of Nova Scotia, 0.34%, 9/22/10 **                              25,000,000         24,987,722
Bank of Nova Scotia, 0.35%, 9/13/10                                 25,000,000         24,999,992
Bank of Nova Scotia, 0.40%, 10/22/10 **                             20,000,000         19,981,778
Bank of Nova Scotia, 0.45%, 8/9/10                                  25,000,000         24,997,500
National Australia Funding, 0.36%, 1/3/11 (b)                       35,000,000         34,945,750
National Australia Funding, 0.42%, 9/13/10 (b)                      25,000,000         24,987,458
                                                                                   --------------
                                                                                      154,900,200
                                                                                   --------------
COSMETICS & TOILETRIES (0.8%)
Procter & Gamble Co. (The), 0.24%, 10/6/10 (b)                      25,000,000         24,989,000
                                                                                   --------------
FIDUCIARY BANKS (2.8%)
State Street Corp., 0.48%, 9/27/10                                  40,000,000         39,969,600
State Street Corp., 0.53%, 9/8/10                                   25,000,000         24,987,333
State Street Corp., 0.54%, 9/16/10                                  25,000,000         24,984,667
                                                                                   --------------
                                                                                       89,941,600
                                                                                   --------------

                                    Continued

INSTITUTIONAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT              VALUE
                                                                  ------------     --------------
COMMERCIAL PAPER, CONTINUED
FINANCE-AUTO LOANS (3.5%)
Toyota Motor Credit Corp., 0.40%, 10/25/10                        $ 35,000,000     $   34,966,945
Toyota Motor Credit Corp., 0.50%, 10/1/10                           35,000,000         34,970,347
Toyota Motor Credit Corp., 0.57%, 8/23/10                           20,000,000         19,993,033
Toyota Motor Credit Corp., 0.57%, 9/9/10                            25,000,000         24,984,563
                                                                                   --------------
                                                                                      114,914,888
                                                                                   --------------
FOOD-MISCELLANEOUS/DIVERSIFIED (1.5%)
Nestle Capital Corp., 0.38%, 12/6/10 ** (b)                         25,000,000         24,966,486
Nestle Capital Corp., 0.39%, 12/14/10 (b)                           25,000,000         24,963,438
                                                                                   --------------
                                                                                       49,929,924
                                                                                   --------------
MEDICAL-HOSPITALS (0.4%)
Essentia Health, 0.23%, 8/27/10 (LOC: Wells Fargo)                  14,000,000         13,996,663
                                                                                   --------------
REGIONAL AUTHORITY (0.3%)
Texas Public Finance Authority, 0.35%, 8/9/10                        8,450,000          8,450,000
                                                                                   --------------
SCHOOLS (1.1%)
University of Michigan, 0.26%, 9/1/10                               25,000,000         25,000,000
University of Michigan, 0.37%, 10/4/10                              12,000,000         12,000,000
                                                                                   --------------
                                                                                       37,000,000
                                                                                   --------------
U.S. MUNICIPALS (0.6%)
Walnut Energy Center Authority, 0.35%, 9/22/10,
   (LOC: State Street Corp.)                                        19,980,000         19,969,899
                                                                                   --------------
WATER (1.9%)
Massachusetts State Water
   Resources, 0.30%, 8/5/10 (LOC: Bayerische Landesbank)            63,000,000         63,000,000
                                                                                   --------------

TOTAL COMMERCIAL PAPER                                                                706,967,545
                                                                                   --------------
DEMAND NOTES (3.8%)
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.7%)
Sioux City Brick & Tile Co., 0.32%, 12/1/36,
   (LOC: US Bancorp) (a) (b)                                        23,450,000         23,450,000
                                                                                   --------------
FINANCE-OTHER SERVICES (0.9%)
Lexington Financial Services LLC, 0.31%, 1/1/33,
   (LOC: Bank of America) (a)                                       29,335,000         29,335,000
                                                                                   --------------
SPECIAL PURPOSE ENTITY (2.2%)
Corporate Finance Managers, Inc., 0.32%, 2/2/43,
    (LOC: Wells Fargo & Co.) (a)                                    11,945,000         11,945,000
Erickson Foundation, Inc. (The), 0.31%, 12/1/17,
   (LOC: FHLB) (a)                                                  25,000,000         25,000,000

                                    Continued

                                                      INSTITUTIONAL MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT              VALUE
                                                                  ------------     --------------
DEMAND NOTES, CONTINUED
SPECIAL PURPOSE ENTITY, CONTINUED
Gulf Gate Apartments, Series 2003, 0.32%, 9/1/28,
   (LOC: Wells Fargo & Co.) (a) (b)                               $  7,295,000     $    7,295,000
Pershing Drive Associates L.P., 0.44%, 12/15/28,
   (LOC: Royal Bank of Canada) (a)                                  11,090,000         11,090,000
Rush Medical Foundation, 0.31%, 12/1/31, (LOC: US Bank) (a)          5,400,000          5,400,000
Saddleback Valley Community Church, 0.31%, 11/1/38,
   (LOC: FHLB) (a)                                                  11,090,000         11,090,000
                                                                                   --------------
                                                                                       71,820,000
                                                                                   --------------

TOTAL DEMAND NOTES                                                                    124,605,000
                                                                                   --------------
MUNICIPAL DEMAND NOTES (26.6%)
ARIZONA (0.3%)
Glendale Industrial Development Authority, Thunderbird,
   Garvin School, Series B, 0.30%, 7/1/35,
   (LOC: Bank of New York Co., Inc.) (a)                            11,255,000         11,255,000
                                                                                   --------------
CALIFORNIA (0.9%)
Sacramento County Housing Authority, Multi-Family,
   Natomas Park Apartments, Series B, 0.33%, 7/15/35,
   (LOC: FNMA) (a)                                                     915,000            915,000
Statewide Communities Development Authority,
   Multi-Family Housing, Series X-T, 0.37%, 10/15/32,
   (LOC: FNMA) (a)                                                     300,000            300,000
Statewide Communities Development Authority,
   Multi-Family, Valley Palms Apartments,
   Series C-T, 0.30%, 5/15/35, (LOC: FNMA) (a)                       1,835,000          1,835,000
Economic Recovery Bonds, Series C-11,
   GO, 0.21%, 7/1/23, (LOC: BNP Paribas) (a)                        14,900,000         14,900,000
Housing Finance Agency, Housing Program Bonds,
   Series B, 0.30%, 8/1/36, (LOC: FMNA/FHLMC) (a)                    9,155,000          9,155,000
Kern Water Bank Authority, Series B, 0.32%, 7/1/28,
   (LOC: Wells Fargo & Co.) (a)                                      3,716,000          3,716,000
                                                                                   --------------
                                                                                       30,821,000
                                                                                   --------------
COLORADO (0.6%)
Housing & Finance Authority, Single Family Mortgage Bonds,
   Series I, 0.33%, 11/1/36, (LOC: FMNA/FHLMC) (a)                   6,430,000          6,430,000
Housing & Finance Authority, Single Family Mortgage Bonds,
   Series I-B2, 0.31%, 11/1/33, (LOC: FMNA/FHLMC) (a)               12,405,000         12,405,000
                                                                                   --------------
                                                                                       18,835,000
                                                                                   --------------
DISTRICT OF COLUMBIA (0.9%)
District of Columbia, Georgetown University, Series B-2,
   0.22%, 4/1/41, (LOC: JP Morgan, Inc.) (a)                        13,280,000         13,280,000

                                    Continued

INSTITUTIONAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT              VALUE
                                                                  ------------     --------------
MUNICIPAL DEMAND NOTES, CONTINUED
DISTRICT OF COLUMBIA, CONTINUED
District of Columbia, Georgetown University, Series C,
   0.22%, 4/1/42, (LOC: TD Bank N.A.) (a)                         $ 15,000,000     $   15,000,000
                                                                                   --------------
                                                                                       28,280,000
                                                                                   --------------
FLORIDA (2.7%)
University South Florida Research Foundation, Inc., Series C,
   0.35%, 8/1/34, (LOC: Bank of America) (a)                         9,800,000          9,800,000
Miami-Dade County Industrial Development Authority,
   Dolphin Stadium Project, 0.30%, 7/1/37,
   (LOC: Societe Generale) (a)                                      45,000,000         45,000,000
Municipal Power Agency, All Required Project, Series D,
   0.32%, 10/1/25, (LOC: Bank of America) (a)                       32,295,000         32,295,000
                                                                                   --------------
                                                                                       87,095,000
                                                                                   --------------
GEORGIA (0.3%)
Augusta Housing Authority, Westbury Creek Apartments,
   Series B, 0.37%, 5/15/33, (LOC: FNMA) (a)                           500,000            500,000
Winder-Barrow County Joint Development Authority,
   Republic Services, Inc. Project, 0.25%, 11/1/34,
   (LOC: Wells Fargo & Co.) (a)                                      8,800,000          8,800,000
                                                                                   --------------
                                                                                        9,300,000
                                                                                   --------------
ILLINOIS (2.0%)
City of Chicago Midway Airport Revenue, Series A-2,
   0.32%, 1/1/25, (LOC: JP Morgan, Inc.) (a)                        16,500,000         16,500,000
County of Will, Exxon Mobil Project, AMT, 0.16%, 4/1/26,
   (LOC: Exxon Mobil Corp.) (a)                                     20,000,000         20,000,000
Finance Authority, Commonwealth Edison Co. Project,
   Series F, 0.24%, 3/1/17, (LOC: JP Morgan, Inc.) (a)              10,100,000         10,100,000
Finance Authority, Fairview Village, Series E, 0.31%, 8/15/42,
   (LOC: Bank of America) (a)                                        6,135,000          6,135,000
Finance Authority, Franciscan Communities, Series B,
   0.40%, 5/1/36, (LOC: Bank of America) (a)                        11,655,000         11,655,000
                                                                                   --------------
                                                                                       64,390,000
                                                                                   --------------
INDIANA (2.0%)
City of Indianapolis Development, Multi-Family Housing,
   Pedcor Investments, Series B, 0.50%, 11/1/36,
   (LOC: FHLB) (a)                                                     951,000            951,000
County of Vigo, Republic Services, Inc. Project, AMT,
   0.32%, 7/1/33, (LOC: Wells Fargo & Co.) (a)                      10,000,000         10,000,000
Health Facility Financing Authority, Community Foundation
   of Northwest Indiana, Series B, 0.31%, 8/1/25,
   (LOC: Bank of Montreal) (a)                                      20,580,000         20,580,000

                                    Continued

                                                      INSTITUTIONAL MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT              VALUE
                                                                  ------------     --------------
MUNICIPAL DEMAND NOTES, CONTINUED
INDIANA, CONTINUED
Housing & Community Development Authority,
   Series A-2, AMT, 0.29%, 1/1/37,
   (LOC: FNMA/FHLMC) (a)                                          $ 25,000,000     $   25,000,000
Terre Haute, Westminister Village, Series B, 0.39%, 8/1/36,
   (LOC: Banco Santander SA) (a)                                     9,300,000          9,300,000
                                                                                   --------------
                                                                                       65,831,000
                                                                                   --------------
KENTUCKY (2.5%)
County of Boone, Northern Kentucky University
   Metropolitan Education and Training Services Center
   Project, 0.47%, 6/1/23, (LOC: U.S. Bancorp) (a)                   4,445,000          4,445,000
Louisville & Jefferson County Regional Airport Authority,
   Series A, AMT, 0.31%, 1/1/29,
   (LOC: United Parcel Service, Inc.) (a)                           37,000,000         37,000,000
Louisville & Jefferson County Regional Airport Authority,
   Series C, AMT, 0.19%, 1/1/29,
   (LOC: United Parcel Service, Inc.) (a)                           40,500,000         40,500,000
                                                                                   --------------
                                                                                       81,945,000
                                                                                   --------------
MARYLAND (1.1%)
Health & Higher Educational Facilities Authority,
   Adventist Healthcare, Series B, 0.31%, 1/1/35,
   (LOC: Deutsche Bank) (a)                                         21,995,000         21,995,000
Health & Higher Educational Facilities Authority,
   Charlestown Community, Series B, 0.32%, 1/1/28,
   (LOC: Bank of America) (a)                                       14,500,000         14,500,000
                                                                                   --------------
                                                                                       36,495,000
                                                                                   --------------
MASSACHUSETTS (1.1%)
Development Finance Agency, Briarwood, Series B,
   0.39%, 1/1/35, (LOC: Banco Santander SA) (a)                      8,650,000          8,650,000
Development Finance Agency, Linden Ponds, Inc.,
   Series C, 0.46%, 11/1/42, (LOC: Banco Santander SA) (a)          10,000,000         10,000,000
Simmons College, 0.34%, 10/1/22, (LOC: JP Morgan, Inc.) (a)         17,260,000         17,260,000
                                                                                   --------------
                                                                                       35,910,000
                                                                                   --------------
MICHIGAN (0.4%)
Charter Township of Canton, GO, 2.75%, 3/1/11,
   (LOC: Comerica Bank)                                                500,000            500,000
Charter Township of Ypsilanti, Capital Improvements,
   Series B, GO, 2.75%, 4/1/19, (LOC: Comerica Bank)                 2,280,000          2,280,000
University of Michigan Hospital, Series A, 0.21%, 12/1/35,
   (LOC: University of Michigan) (a)                                10,500,000         10,500,000
                                                                                   --------------
                                                                                       13,280,000
                                                                                   --------------

                                    Continued

INSTITUTIONAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT              VALUE
                                                                  ------------     --------------
MUNICIPAL DEMAND NOTES, CONTINUED
MINNESOTA (0.7%)
City of Plymouth, Carlson Center Project, 0.37%, 4/1/12,
   (LOC: U.S. Bancorp) (a)                                        $    400,000     $      400,000
City of St Paul, 0.32%, 11/1/25, (LOC: U.S. Bancorp) (a)            12,100,000         12,100,000
Office of Higher Education, Supplemental Student Loan,
   Series A, 0.32%, 12/1/43, (LOC: U.S. Bancorp) (a)                10,000,000         10,000,000
                                                                                   --------------
                                                                                       22,500,000
                                                                                   --------------
MISSISSIPPI (2.5%)
Business Finance Corp., Chevron USA, Inc. Project,
   Series B, 0.25%, 12/1/30, (LOC: Chevron) (a)                     20,000,000         20,000,000
Business Finance Corp., Chevron USA, Inc. Project,
   Series C, 0.17%, 12/1/30, (LOC: Chevron) (a)                     35,050,000         35,050,000
Business Finance Corp., Chevron USA, Inc. Project,
   Series G, 0.18%, 12/1/30, (LOC: Chevron) (a)                     26,000,000         26,000,000
                                                                                   --------------
                                                                                       81,050,000
                                                                                   --------------
NEW MEXICO (0.1%)
City of Albuquerque Industrial, KTECH Corp. Project,
   0.37%, 11/1/22, (LOC: Wells Fargo & Co.) (a)                      3,940,000          3,940,000
City of Albuquerque Industrial, KTECH Corp. Project,
   0.37%, 8/1/25, (LOC: Wells Fargo & Co.) (a)                       1,400,000          1,400,000
                                                                                   --------------
                                                                                        5,340,000
                                                                                   --------------
NEW YORK (0.2%)
New York City Housing Development Corp., Verde Apartments,
   Series A, 0.34%, 1/1/16, (LOC: JP Morgan, Inc.) (a)               6,300,000          6,300,000
                                                                                   --------------
OHIO (2.3%)
Air Quality Development Authority, AK Steel Project,
   Series B, 0.35%, 6/1/24, (LOC: Royal Bank of Scotland) (a)       26,000,000         26,000,000
City of Cleveland, Airport System, Series B, 0.34%, 1/1/20,
   (LOC: U.S. Bancorp) (a)                                           5,875,000          5,875,000
County of Cuyahoga Health Care Facilities, Franciscan
   Communities, Series F, 0.40%, 5/15/12,
   (LOC: Bank of America) (a)                                          605,000            605,000
County of Hamilton Hospital Facilities Revenue,
   Elizabeth Gamble, Series A, 0.27%, 6/1/27,
   (LOC: Northern Trust Company) (a)                                35,000,000         35,000,000
Ohio State University (The), 0.20%, 12/1/21,
   (LOC: Ohio State University) (a)                                  6,700,000          6,700,000
                                                                                   --------------
                                                                                       74,180,000
                                                                                   --------------
PENNSYLVANIA (1.4%)
Berks County Municipal Authority, Phoebe-Devitt
   Homes Project, Series C, 0.39%, 5/15/22,
   (LOC: Banco Santander SA) (a)                                     2,645,000          2,645,000

                                    Continued

                                                      INSTITUTIONAL MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT              VALUE
                                                                  ------------     --------------
MUNICIPAL DEMAND NOTES, CONTINUED
PENNSYLVANIA, CONTINUED
Blair County Industrial Development Authority,
   0.31%, 10/1/28, (LOC: PNC Bank NA) (a)                         $  9,000,000     $    9,000,000
Delaware County Industrial Development Authority,
   0.22%, 12/1/15, (LOC: United Parcel Service, Inc.) (a)           33,370,000         33,370,000
                                                                                   --------------
                                                                                       45,015,000
                                                                                   --------------
SOUTH CAROLINA (1.1%)
Jobs-Economic Development Authority,
   Republic Services, Inc. Project, 0.25%, 4/1/34,
   (LOC: Wells Fargo & Co.) (a)                                      6,750,000          6,750,000
Jobs-Economic Development Authority, University Medical
   Associations Refinance Project, 0.25%, 7/1/37,
   (LOC: Wells Fargo & Co.) (a) (b)                                 28,100,000         28,100,000
                                                                                   --------------
                                                                                       34,850,000
                                                                                   --------------
TEXAS (2.7%)
Lower Neches Valley Authority Industrial Development Corp.,
   ExxonMobil Project, Series B-4, AMT, 0.16%, 3/1/33,
   (LOC: Exxon Mobil Corp.) (a)                                     10,330,000         10,330,000
Port Corpus Christi Industrial Development Corp.,
   Citgo Petroleum Rmkt, AMT, 0.30%, 11/1/31,
   (LOC: BNP Paribas) (a)                                           29,200,000         29,200,000
State Veterans Housing Fund, Series A-2, AMT, GO,
   0.27%, 12/1/29, (LOC: Wells Fargo & Co.) (a)                     14,700,000         14,700,000
Veterns Housing Assistance Program, Series A, GO, AMT,
   0.28%, 12/1/34, (LOC: State Street Corp.) (a)                    29,110,000         29,110,000
Veterns Housing Assistance Program, Series A-2, GO,
   0.30%, 12/1/29, (LOC: JP Morgan, Inc.) (a)                        5,000,000          5,000,000
                                                                                   --------------
                                                                                       88,340,000
                                                                                   --------------
UTAH (0.1%)
Telecommunication Open Infrastructure Agency,
   0.33%, 6/1/40, (LOC: FHLB) (a)                                    2,000,000          2,000,000
                                                                                   --------------
VIRGINIA (0.2%)
Alexandria Industrial Development Authority, American
   Academy of Otolaryngology, Series A, 0.32%, 7/1/30,
   (LOC: Bank of America) (a)                                        8,450,000          8,450,000
                                                                                   --------------
WASHINGTON (0.2%)
State Housing Finance Commission, Multi-Family,
   Granite Falls Retirement Plaza, Series B, 0.36%, 10/1/27,
   (LOC: Wells Fargo & Co.) (a)                                        845,000            845,000

                                    Continued

INSTITUTIONAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT              VALUE
                                                                  ------------     --------------
MUNICIPAL DEMAND NOTES, CONTINUED
WASHINGTON, CONTINUED
State Housing Finance Commission, Multi-Family,
   Sir Summer Ridge Associates, Series B, 0.32%, 12/1/29,
   (LOC: U.S. Bancorp) (a)                                        $    405,000     $      405,000
State Housing Finance Commission, Multi-Family,
   Vintage At Everett, Series B, 0.33%, 1/15/38,
   (LOC: FNMA) (a)                                                   1,285,000          1,285,000
State Housing Finance Commission, Rockwood Retirement
   Communities, Series B, 0.30%, 1/1/30,
   (LOC: Wells Fargo & Co.) (a)                                      3,945,000          3,945,000
                                                                                   --------------
                                                                                        6,480,000
                                                                                   --------------
WEST VIRGINIA (0.3%)
Brooke County, Bethany College Project, Series B, 0.33%,
   12/1/37, (LOC: PNC Bank NA) (a)                                   5,000,000          5,000,000
Economic Development Authority, Appalachian Power Co.,
   Series B, 0.20%, 12/1/42, (LOC: U.S. Bancorp) (a)                 5,600,000          5,600,000
                                                                                   --------------
                                                                                       10,600,000
                                                                                   --------------

TOTAL MUNICIPAL DEMAND NOTES                                                          868,542,000
                                                                                   --------------

                                                                     SHARES
                                                                  ------------
MONEY MARKETS (3.9%)
AIM STIT Liquid Assets Portfolio (c)                               127,543,835        127,543,835
Goldman Sachs Financial Square Prime Obligations Fund (c)            1,278,143          1,278,143
                                                                                   --------------

TOTAL MONEY MARKETS                                                                   128,821,978
                                                                                   --------------
                                                                   PRINCIPAL
                                                                    AMOUNT
                                                                  ------------
REPURCHASE AGREEMENTS (16.7%)
Barclays PLC, 0.21%, dated 7/30/10, due 8/2/10,
   (Repurchase proceeds, $150,002,625, Collateralized
   by U.S. Treasury Security, 2.25%, 1/31/15,
   value $153,000,037)                                            $150,000,000        150,000,000
Deutsche Bank, 0.20%, dated 7/30/10, due 8/2/10,
   (Repurchase proceeds, $290,004,834, Collateralized
   by various U.S. Government Agency Securities,
   0.00%-6.63%, 9/13/10-10/17/36, value $295,800,631)              290,000,000        290,000,000
Toronto Dominion, 0.22%, dated 7/30/10, due 8/2/10,
   (Repurchase proceeds, $100,001,833, Collateralized by
   U.S. Treasury Security, 2.00%, 9/30/10, value $102,000,096)     100,000,000        100,000,000

                                    Continued

                                                      INSTITUTIONAL MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT              VALUE
                                                                  ------------     --------------
REPURCHASE AGREEMENTS, CONTINUED
UBS Investment Bank, 0.19%, dated 7/30/10, due 8/2/10,
   (Repurchase proceeds, $7,522,119, Collateralized by
   Federal Farm Credit Banks, 0.00%, 12/8/11-1/25/13,
   value $7,673,018)                                              $  7,522,000     $    7,522,000
                                                                                   --------------

TOTAL REPURCHASE AGREEMENTS                                                           547,522,000
                                                                                   --------------

TOTAL INVESTMENTS (COST $3,269,336,141)(+) - 99.9%                                  3,269,336,141

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%                                            3,342,746
                                                                                   --------------
NET ASSETS - 100.0%                                                                $3,272,678,887
                                                                                   ==============

NOTES TO SCHEDULE OF INVESTMENTS

**   Rate represents the effective yield at purchase.

(+)  Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2010.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Investment is in Institutional Shares of underlying fund/portfolio.

(d)  FDIC guaranteed through Treasury Liquidity Guarantee Program

The following abbreviations are used in the Schedule of Investments:
AMT - Alternative Minimum Tax
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GO - General Obligation
LOC - Letter of Credit

At July 31, 2010, Institutional Money Market's investments were in the following countries:

COUNTRY
-------------------------------------------------------------------------------------------------
Canada                                                                                       3.7%
France                                                                                       2.0%
Netherlands                                                                                  1.8%
United States                                                                               92.5%
                                                                                   --------------
TOTAL                                                                                      100.0%
                                                                                   ==============

    See notes to schedules of investments and notes to financial statements.

INSTITUTIONAL GOVERNMENT MONEY MARKET
SCHEDULE OF INVESTMENTS
JULY 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT              VALUE
                                                                  ------------     --------------
CORPORATE BONDS (2.2%)
U.S GOVERNMENT AGENCIES (2.2%)
Bank of America NA, 0.72%, 12/23/10 (a) (d)                       $  8,025,000     $    8,038,097
General Electric Capital Corp., Series G, 1.63%, 1/7/11 (d)         17,604,000         17,688,532
Goldman Sachs Group, Inc. (The), 0.62%, 3/15/11 (a) (d)              5,560,000          5,568,635
Morgan Stanley, 2.90%, 12/1/10 (d)                                  10,000,000         10,080,445
SunTrust Bank, 1.19%, 12/16/10 (a) (d)                               5,000,000          5,012,211
                                                                                   --------------

TOTAL CORPORATE BONDS                                                                  46,387,920
                                                                                   --------------

MORTGAGE-BACKED SECURITIES (3.3%)
CMBS OTHER (3.3%)
Freddie Mac, 0.33%, 8/15/21 (a)                                      2,515,000          2,515,000
Freddie Mac, 0.33%, 1/15/42 (a)                                     41,225,348         41,225,348
Freddie Mac, 0.33%, 10/15/45 (a)                                    25,347,365         25,347,365
                                                                                   --------------

TOTAL MORTGAGE-BACKED SECURITIES                                                       69,087,713
                                                                                   --------------

U.S. GOVERNMENT AGENCIES (59.4%)
FANNIE MAE (12.8%)
0.12%, 8/2/10 **                                                    25,000,000         24,999,917
0.15%, 8/18/10 **                                                   69,848,000         69,843,052
0.23%, 8/11/10 **                                                   20,000,000         19,998,722
0.23%, 10/18/10 **                                                   3,865,000          3,863,158
0.25%, 8/12/10 **                                                   11,910,000         11,909,090
0.28%, 10/20/10 **                                                  15,000,000         14,990,667
0.30%, 8/5/10 (a)                                                    7,400,000          7,400,044
0.30%, 10/4/10 **                                                   20,927,000         20,915,661
0.32%, 11/15/10 **                                                  15,000,000         14,985,867
0.35%, 12/1/10 **                                                   12,000,000         11,986,173
0.39%, 6/1/11 **                                                    10,000,000          9,967,066
0.42%, 7/6/11 **                                                     5,000,000          4,980,225
1.50%, 9/16/10                                                      10,025,000         10,040,502
1.75%, 3/23/11                                                       4,170,000          4,206,258
2.88%, 10/12/10                                                     17,805,000         17,894,011
3.25%, 8/12/10                                                       5,000,000          5,004,056
5.50%, 3/15/11                                                      10,000,000         10,316,483
6.63%, 11/15/10                                                      2,588,000          2,635,296
                                                                                   --------------
                                                                                      265,936,248
                                                                                   --------------

FEDERAL FARM CREDIT BANK (6.5%)
0.18%, 9/21/10 (a)                                                  50,000,000         50,000,000
0.25%, 1/24/11 (a)                                                  25,000,000         24,998,797
0.37%, 1/28/11 (a)                                                   2,675,000          2,676,607
0.42%, 7/1/11 (a)                                                    5,400,000          5,406,028
0.43%, 5/18/11 (a)                                                  21,500,000         21,524,129
0.70%, 1/4/11 (a)                                                    3,400,000          3,406,300

                                    Continued

                                           INSTITUTIONAL GOVERNMENT MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT              VALUE
                                                                  ------------     --------------
U.S. GOVERNMENT AGENCIES, CONTINUED
FEDERAL FARM CREDIT BANK, CONTINUED
1.60%, 1/12/11                                                    $ 10,000,000     $   10,054,917
3.75%, 12/6/10                                                       7,475,000          7,565,672
5.25%, 9/13/10                                                      10,356,000         10,415,261
                                                                                   --------------
                                                                                      136,047,711
                                                                                   --------------
FEDERAL HOME LOAN BANK (16.2%)
0.20%, 9/29/10 **                                                   25,000,000         24,992,010
0.24%, 7/11/11 (a)                                                  25,000,000         24,992,948
0.25%, 11/18/10 (a)                                                 25,000,000         25,000,000
0.26%, 11/26/10 (a)                                                 20,000,000         20,000,643
0.28%, 11/5/10 **                                                   20,000,000         19,985,067
0.30%, 5/13/11 (a)                                                   3,000,000          2,999,980
0.31%, 11/19/10 (a)                                                 26,500,000         26,496,374
0.50%, 10/29/10                                                      9,000,000          9,003,439
0.57%, 4/13/11                                                      16,000,000         16,002,176
0.88%, 1/20/11                                                       1,000,000          1,002,116
0.95% 2/3/11                                                         8,800,000          8,828,357
1.13%, 6/3/11                                                       11,450,000         11,517,254
1.63%, 1/21/11                                                      13,625,000         13,703,257
1.63%, 3/16/11                                                       4,290,000          4,323,343
3.13%, 6/10/11                                                       7,275,000          7,442,582
3.25%, 3/11/11                                                      15,410,000         15,671,125
3.38%, 8/13/10                                                      10,000,000         10,010,090
3.38%, 10/20/10                                                      6,475,000          6,517,835
3.38%, 6/24/11                                                      10,000,000         10,266,706
3.50%, 12/10/10                                                      6,375,000          6,447,569
4.13%, 8/13/10                                                      14,700,000         14,717,611
4.25%, 11/2/10                                                      25,000,000         25,253,657
4.25%, 6/10/11                                                       4,700,000          4,851,927
4.38%, 10/22/10                                                      5,000,000          5,045,746
4.75%, 8/13/10                                                       7,025,000          7,035,169
4.88%, 12/10/10                                                      2,200,000          2,235,528
5.13%, 9/10/10                                                      13,600,000         13,669,028
                                                                                   --------------
                                                                                      338,011,537
                                                                                   --------------

FREDDIE MAC (13.8%)
0.20%, 2/1/11 (a)                                                   13,842,000         13,838,647
0.24%, 8/20/10 **                                                   15,000,000         14,998,140
0.25%, 5/4/11 (a)                                                   30,000,000         30,005,900
0.26%, 1/3/11 **                                                    15,000,000         14,983,208
0.28%, 9/20/10 **                                                   20,000,000         19,992,222
0.31%, 11/9/10 **                                                   10,000,000          9,991,389
0.33%, 7/15/43 (a)                                                   7,125,000          7,125,000
0.34%, 12/16/10 **                                                   5,000,000          4,993,530
0.38%, 8/10/10 (a)                                                  25,000,000         25,000,000
0.51%, 12/30/10 (a)                                                 16,000,000         16,004,930

                                    Continued

INSTITUTIONAL GOVERNMENT MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT              VALUE
                                                                  ------------     --------------
U.S. GOVERNMENT AGENCIES, CONTINUED
FREDDIE MAC, CONTINUED
0.51%, 1/14/11 (a)                                                $  1,620,000     $    1,620,306
0.52%, 9/3/10 (a)                                                   20,000,000         20,001,482
0.61%, 3/9/11 (a)                                                   25,000,000         25,023,120
1.50%, 1/7/11                                                       10,000,000         10,048,324
1.63%, 4/26/11                                                       8,000,000          8,071,438
3.13%, 10/25/10                                                     10,000,000         10,064,888
3.50%, 5/5/11                                                        8,820,000          9,026,590
4.13%, 10/18/10                                                      5,883,000          5,929,604
4.50%, 12/16/10                                                      2,000,000          2,030,649
5.00%, 10/18/10                                                      2,000,000          2,019,406
5.13%, 8/23/10                                                       3,550,000          3,560,106
5.25%, 7/18/11                                                       5,950,000          6,224,439
6.88%, 9/15/10                                                      25,500,000         25,705,023
                                                                                   --------------
                                                                                      286,258,341
                                                                                   --------------
OVERSEAS PRIVATE INVESTMENT CORP. (5.7%)
0.23%, 12/31/11 (a)                                                 28,840,000         28,840,000
0.23%, 5/15/21 (a)                                                  49,114,000         49,114,000
0.23%, 3/15/24 (a)                                                   9,822,002          9,822,002
0.23%, 3/15/24 (a)                                                  14,473,684         14,473,684
0.23%, 3/15/24 (a)                                                  16,885,965         16,885,965
                                                                                   --------------
                                                                                      119,135,651
                                                                                   --------------

STRAIGHT-A FUNDING LLC (4.4%)
0.35%, 8/24/10 (b)                                                  15,000,000         14,996,646
0.39%, 8/9/10 (b)                                                   20,000,000         19,998,267
0.43%, 8/16/10 (b)                                                  15,000,000         14,997,375
0.43%, 9/1/10 (b)                                                   12,000,000         11,995,557
0.43%, 9/27/10 (b)                                                  15,000,000         14,991,687
0.45%, 10/13/10 (b)                                                 15,000,000         14,989,354
                                                                                   --------------
                                                                                       91,968,886
                                                                                   --------------

TOTAL U.S. GOVERNMENT AGENCIES                                                      1,237,358,374
                                                                                   --------------

U.S. TREASURY OBLIGATIONS (0.3%)
U.S. TREASURY NOTES (0.3%)
2.38%, 8/31/10                                                       5,000,000          5,007,683
                                                                                   --------------

TOTAL U.S. TREASURY OBLIGATIONS                                                         5,007,683
                                                                                   --------------

                                    Continued

                                           INSTITUTIONAL GOVERNMENT MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                  ------------     --------------
MONEY MARKETS (0.5%)
AIM STIT Government & Agency Portfolio (c)                          10,122,327     $   10,122,327
Goldman Sachs Financial Square Government Fund (c)                     285,546            285,546
                                                                                   --------------

TOTAL MONEY MARKETS                                                                    10,407,873
                                                                                   --------------

                                                                   PRINCIPAL
                                                                    AMOUNT
                                                                  ------------
REPURCHASE AGREEMENTS (34.1%)
Bank of America Securities, LLC, 0.20%, dated 7/30/10,
  due 8/2/10, (Repurchase proceeds, $180,003,000,
  Collateralized by U.S. Treasury, 4.88%, 4/30/11,
  value $183,600,020)                                             $180,000,000        180,000,000
Barclays PLC, 0.21%, dated 7/30/10, due 8/2/10,
  (Repurchase proceeds, $205,003,588, Collateralized by
  U.S. Treasury, 3.63%, 8/15/19, value $209,100,001)               205,000,000        205,000,000
Deutsche Bank, 0.20%, dated 7/30/10, due 8/2/10,
  (Repurchase proceeds, $150,002,500, Collateralized by
  various U.S. Government Agency Securities,
  1.19%-5.63%, 5/24/12-4/19/35, value $153,001,877)                150,000,000        150,000,000
Toronto Dominion, 0.22%, dated 7/30/10, due 8/2/10,
  (Repurchase proceeds, $150,002,750, Collateralized by
  U.S. Treasury Security and Federal Home Loan Mortgage,
  0.00%-1.38%, 1/12/11-11/15/12, value $153,000,050)               150,000,000        150,000,000
UBS Investment Bank, 0.19%, dated 7/30/10, due 8/2/10,
  (Repurchase proceeds, $25,067,397, Collateralized by
  various U.S. Government Agency Securities, 0.00%-4.88%,
  11/17/11-11/29/19, value $25,568,776)                             25,067,000         25,067,000
                                                                                   --------------

TOTAL REPURCHASE AGREEMENTS                                                           710,067,000
                                                                                   --------------

TOTAL INVESTMENTS (COST $2,078,316,563)(+) - 99.8%                                  2,078,316,563

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%                                            3,658,494
                                                                                   --------------

NET ASSETS - 100.0%                                                                $2,081,975,057
                                                                                   ==============

                                    Continued

INSTITUTIONAL GOVERNMENT MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

**   Rate represents the effective yield at purchase.

(+)  Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2010.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Investment is in Institutional Shares of underlying fund/portfolio.

(d)  FDIC guaranteed through Treasury Liquidity Guarantee Program

The following abbreviation is used in the Schedule of Investments:
CMBS - Commercial Mortgage-Backed Security

    See notes to schedules of investments and notes to financial statements.

                                                      U.S. TREASURY MONEY MARKET
                                                         SCHEDULE OF INVESTMENTS
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT              VALUE
                                                                  ------------     --------------
CORPORATE BONDS (8.8%)
U.S. GOVERNMENT AGENCIES (8.8%)
American Express Bank FSB, 1.19%, 12/10/10 (a) (c)                $ 38,700,000     $   38,830,302
Bank of America Corp., 1.04%, 12/2/10 (a) (c)                       14,825,000         14,854,321
Bank of America NA, 0.57%, 9/13/10 (a) (c)                           9,650,000          9,651,081
Citibank NA, 1.5%, 7/12/11 (c)                                      17,100,000         17,274,897
General Electric Capital Corp., Series G, 1.63%, 1/7/11 (c)         15,000,000         15,081,004
Morgan Stanley, 2.90%, 12/1/10 (c)                                  14,644,000         14,765,370
SunTrust Bank, 1.19%, 12/16/10 (a) (c)                              14,685,000         14,726,536
                                                                                   --------------

TOTAL CORPORATE BONDS                                                                 125,183,511
                                                                                   --------------

U.S. GOVERNMENT AGENCIES (2.1%)
OVERSEAS PRIVATE INVESTMENT CORP. (2.1%)
0.23%, 12/15/19 (a)                                                 30,000,000         30,000,000
                                                                                   --------------

TOTAL U.S. GOVERNMENT AGENCIES                                                         30,000,000
                                                                                   --------------

U.S. TREASURY BILLS (16.2%)
0.09%, 8/12/10 **                                                   60,000,000         59,997,974
0.17%, 8/26/10 **                                                   50,000,000         49,993,000
0.19%, 1/13/11 **                                                   25,000,000         24,977,943
0.20%, 12/30/10 **                                                  25,000,000         24,978,503
0.20%, 1/27/11 **                                                   25,000,000         24,975,512
0.22%, 10/14/10 **                                                  10,000,000          9,995,478
0.23%, 9/16/10 **                                                   20,000,000         19,994,237
0.25%, 11/18/10 **                                                  15,000,000         14,988,646
                                                                                   --------------

TOTAL U.S. TREASURY BILLS                                                             229,901,293
                                                                                   --------------

U.S. TREASURY NOTES (13.8%)
0.88%, 1/31/11                                                      50,000,000         50,142,628
0.88%, 2/28/11                                                      40,000,000         40,112,373
0.88%, 3/31/11                                                      25,000,000         25,080,837
1.00%, 7/31/11                                                      10,000,000         10,064,912
2.38%, 8/31/10                                                      35,000,000         35,057,676
4.25%, 10/15/10                                                     35,000,000         35,277,687
                                                                                   --------------

TOTAL U.S. TREASURY NOTES                                                             195,736,113
                                                                                   --------------

                                                                     SHARES
                                                                  ------------
MONEY MARKETS (0.1%)
AIM STIT Treasury Portfolio (b)                                        600,971            600,971
Goldman Sachs Financial Square Treasury Obligations Fund (b)           681,106            681,106
                                                                                   --------------

TOTAL MONEY MARKETS                                                                     1,282,077
                                                                                   --------------

                                    Continued

U.S. TREASURY MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                                                    AMOUNT              VALUE
                                                                  ------------     --------------
REPURCHASE AGREEMENTS (60.1%)
Bank of America Securities, LLC, 0.19%, dated 7/30/10,
   due 8/2/10, (Repurchase proceeds, $138,701,196,
   Collateralized by U.S. Treasury Security, 2.63%,
   2/29/16, value $141,473,027)                                   $138,699,000     $  138,699,000
Barclays PLC, 0.21%, dated 7/30/10, due 8/2/10,
   (Repurchase proceeds, $185,003,238, Collateralized by
   U.S. Treasury Security, 2.25%, 1/31/15,
   value $188,700,046)                                             185,000,000        185,000,000
BMO Nesbitt Burns, 0.20%, dated 7/30/10, due 8/2/10,
   (Repurchase proceeds, $200,003,333, Collateralized by
   various U.S. Treasury Securities, 1.00%-3.13%,
   8/31/11-10/31/16, value $204,000,015)                           200,000,000        200,000,000
Deutsche Bank, 0.19%, dated 7/30/10, due 8/2/10,
   (Repurchase proceeds, $150,002,375, Collateralized by
   U.S. Treasury Security, 2.38%, 2/28/15,
   value $153,000,089)                                             150,000,000        150,000,000
Toronto Dominion, 0.22%, dated 7/30/10, due 8/2/10,
   (Repurchase proceeds, $180,003,300, Collateralized by
   various U.S. Treasury Securities, 1.38%-3.13%,
   11/15/12-5/15/19, value $183,600,084)                           180,000,000        180,000,000
                                                                                   --------------

TOTAL REPURCHASE AGREEMENTS                                                           853,699,000
                                                                                   --------------

TOTAL INVESTMENTS (COST $1,435,801,994)(+) - 101.1%                                 1,435,801,994

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.1)%                                        (15,936,609)
                                                                                   --------------

NET ASSETS - 100.0%                                                                $1,419,865,385
                                                                                   ==============

NOTES TO SCHEDULE OF INVESTMENTS

**   Rate represents the effective yield at purchase.

(+)  Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2010.

(b)  Investment is in Institutional Shares of underlying fund/portfolio.

(c)  FDIC guaranteed through Treasury Liquidity Guarantee Program.

    See notes to schedules of investments and notes to financial statements.

                       This page intentionally left blank.

FIFTH THIRD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2010
--------------------------------------------------------------------------------

                                                                               PRIME
                                                                            MONEY MARKET
                                                                           --------------
ASSETS:
Investments, at amortized cost and value                                   $  789,420,943
Repurchase agreement, at cost and value                                       119,505,000
                                                                           --------------
   Total Investments                                                          908,925,943

Cash                                                                                   --
Interest receivable                                                             1,462,246
Receivable for investments sold                                                12,295,371
Receivable for Fund shares sold                                                    68,031
Receivable from Advisor and affiliates                                             54,067
Prepaid expenses and other assets                                                  44,779
                                                                           --------------
   Total Assets                                                               922,850,437
                                                                           --------------
LIABILITIES:
Cash overdraft                                                                      1,892
Distributions payable                                                               6,117
Payable for investments purchased                                               8,034,417
Payable for Fund shares redeemed                                                    5,724
ACCRUED EXPENSES AND OTHER PAYABLES:
   Payable to Advisor and affiliates                                                   --
   Distribution and administrative servicing fee                                  281,297
   Other                                                                           81,235
                                                                           --------------
   Total Liabilities                                                            8,410,682
                                                                           --------------
NET ASSETS:
Paid-in Capital                                                            $  915,592,645
Accumulated net investment income                                                 139,925
Accumulated net realized gain (loss) from investment transactions              (1,292,815)
                                                                           --------------
   Net Assets                                                              $  914,439,755
                                                                           ==============
NET ASSETS:
   Institutional Shares                                                    $  483,485,810
   Class A Shares                                                             429,678,458
   Class B Shares                                                               1,177,850
   Class C Shares                                                                  97,637
   Select Shares                                                                       NA
   Preferred Shares                                                                    NA
   Trust Shares                                                                        NA
                                                                           --------------
   Total                                                                   $  914,439,755
                                                                           ==============
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value):
   Institutional Shares                                                       484,189,495
   Class A Shares                                                             430,301,711
   Class B Shares                                                               1,179,647
   Class C Shares                                                                  97,774
   Select Shares                                                                       NA
   Preferred Shares                                                                    NA
   Trust Shares                                                                        NA
                                                                           --------------
   Total                                                                      915,768,627
                                                                           ==============
NET ASSET VALUE
Offering and redemption price per share - Institutional Shares,
   Class A Shares, Class B Shares, Class C Shares,
   Select Shares, Preferred Shares and Trust Shares(a)                     $         1.00
                                                                           ==============

--------------
(a) Redemption price per share for Class B Shares and Class C Shares varies by length of time shares are held.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                            STATEMENTS OF ASSETS AND LIABILITIES
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                         INSTITUTIONAL
 INSTITUTIONAL            GOVERNMENT             U.S. TREASURY
 MONEY MARKET            MONEY MARKET            MONEY MARKET
 -------------          --------------          --------------
$2,721,814,141          $1,368,249,563          $  582,102,994
   547,522,000             710,067,000             853,699,000
--------------          --------------          --------------
 3,269,336,141           2,078,316,563           1,435,801,994

            --                     801                  93,855
     4,379,824               3,935,911               1,481,410
            --                      --                      --
        58,580                 128,625                   9,882
            --                      --                      --
        81,841                  76,686                  73,381
--------------          --------------          --------------
 3,273,856,386           2,082,458,586           1,437,460,522
--------------          --------------          --------------

         7,045                      --                      --
       127,493                  56,381                  18,474
        20,026                   1,413              17,290,832
       351,610                      --                   2,316
       444,869                 196,741                 110,261
       141,458                 166,491                 125,451
        84,998                  62,503                  47,803
--------------          --------------          --------------
     1,177,499                 483,529              17,595,137
--------------          --------------          --------------

$3,275,279,173          $2,081,958,984          $1,419,818,594
        42,757                  32,829                  46,791
    (2,643,043)                (16,756)                     --
--------------          --------------          --------------
$3,272,678,887          $2,081,975,057          $1,419,865,385
==============          ==============          ==============

$2,826,418,728          $1,654,461,500          $1,144,685,934
            NA                      NA                      NA
            NA                      NA                      NA
            NA                      NA                      NA
   104,437,620              57,800,026               9,203,496
   123,711,247             237,627,231             188,149,202
   218,111,292             132,086,300              77,826,753
--------------          --------------          --------------
$3,272,678,887          $2,081,975,057          $1,419,865,385
==============          ==============          ==============

 2,828,677,134           1,654,475,173           1,144,545,203
            NA                      NA                      NA
            NA                      NA                      NA
            NA                      NA                      NA
   104,524,167              57,800,591               9,198,067
   123,796,416             237,623,961             188,093,857
   218,290,269             132,085,307              77,815,619
--------------          --------------          --------------
 3,275,287,986           2,081,985,032           1,419,652,746
==============          ==============          ==============

$         1.00          $         1.00          $         1.00
==============          ==============          ==============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2010
--------------------------------------------------------------------------------

                                                                               PRIME
                                                                            MONEY MARKET
                                                                           --------------
INVESTMENT INCOME:
Interest income                                                             $  4,033,904
Dividend income                                                                  101,951
                                                                            ------------
   Total Income                                                                4,135,855
                                                                            ------------
EXPENSES:
Investment advisory fees                                                       4,176,733
Administration fees                                                            1,813,271
Distribution servicing fees - Class A                                          1,181,763
Distribution servicing fees - Class B                                             17,532
Distribution servicing fees - Class C                                              2,300
Administrative servicing fees - Class C                                              767
Administrative servicing fees - Select Shares                                         NA
Administrative servicing fees - Preferred Shares                                      NA
Administrative servicing fees - Trust Shares                                          NA
Accounting fees                                                                  216,303
Registration and filing fees                                                      35,069
Transfer and dividend disbursing agent fees                                       84,449
Custody fees                                                                      41,386
Trustees' fees and expenses                                                       50,231
Professional fees                                                                 48,628
Printing expense                                                                  51,441
Treasury Guarantee Program expense                                                84,374
Other expenses                                                                    68,380
                                                                            ------------
   Total expenses                                                              7,872,627
                                                                            ------------
   Less: Waiver and/or reimbursement from Advisor and/or affiliates           (2,692,116)
   Distribution/servicing fees waived                                         (1,191,389)
   Fair Fund reimbursement*                                                      (71,662)
                                                                            ------------
   Net Expenses                                                                3,917,460
                                                                            ------------

NET INVESTMENT INCOME                                                            218,395
                                                                            ------------

Net realized gains (losses) on investments                                    (1,099,856)
                                                                            ------------
Change in net assets resulting from operations                              $   (881,461)
                                                                            ============

------
* See Note 4.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                        STATEMENTS OF OPERATIONS
                                                FOR THE YEAR ENDED JULY 31, 2010
--------------------------------------------------------------------------------

                         INSTITUTIONAL
 INSTITUTIONAL            GOVERNMENT             U.S. TREASURY
 MONEY MARKET            MONEY MARKET            MONEY MARKET
 -------------          --------------          --------------
 $ 10,651,540            $  6,029,202            $  3,122,631
      241,570                 112,569                   2,949
 ------------            ------------            ------------
   10,893,110               6,141,771               3,125,580
 ------------            ------------            ------------

   12,242,870               8,460,755               5,793,805
    5,315,597               3,673,176               2,515,392
           NA                      NA                      NA
           NA                      NA                      NA
           NA                      NA                      NA
           NA                      NA                      NA
       84,010                  64,822                  12,571
      189,713                 462,749                 343,989
      605,518                 360,098                 191,364
      421,970                 324,161                 254,353
       28,523                  25,679                  24,818
      121,956                  92,285                  63,492
       88,222                  66,223                  49,464
      132,870                 101,387                  67,130
      109,984                  84,963                  57,258
        7,320                   1,230                   1,374
      140,783                  83,396                 124,611
      210,113                 166,529                 147,226
 ------------            ------------            ------------
   19,699,449              13,967,453               9,646,847
 ------------            ------------            ------------
  (12,251,918)             (8,581,505)             (6,241,188)
     (338,418)               (559,021)               (532,567)
       (1,530)                (10,637)                (32,326)
 ------------            ------------            ------------
    7,107,583               4,816,290               2,840,766
 ------------            ------------            ------------

    3,785,527               1,325,481                 284,814
 ------------            ------------            ------------

   (2,560,615)                (10,210)                  1,912
 ------------            ------------            ------------
 $  1,224,912            $  1,315,271            $    286,726
 ============            ============            ============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  PRIME
                                                                               MONEY MARKET
                                                                     --------------------------------
                                                                          YEAR              YEAR
                                                                         ENDED             ENDED
                                                                        JULY 31,          JULY 31,
                                                                          2010              2009
                                                                     --------------    --------------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income                                             $      218,395    $   17,667,669
   Net realized gains (losses) from investment transactions              (1,099,856)           14,024
                                                                     --------------    --------------
Change in net assets resulting from operations                             (881,461)       17,681,693
                                                                     --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Institutional Shares                                                     (95,432)      (10,944,254)
   Class A Shares                                                           (73,523)       (6,701,724)
   Class B Shares                                                              (289)          (16,233)
   Class C Shares                                                               (66)           (5,743)
   Select Shares                                                                 NA                NA
   Preferred Shares                                                              NA                NA
   Trust Shares                                                                  NA                NA
                                                                     --------------    --------------
   Change in net assets from Fund shareholder distributions                (169,310)      (17,667,954)
                                                                     --------------    --------------

Change in net assets from fund share transactions                      (348,543,096)     (353,716,571)
                                                                     --------------    --------------
Change in net assets                                                   (349,593,867)     (353,702,832)

NET ASSETS:
Beginning of period                                                   1,264,033,622     1,617,736,454
                                                                     --------------    --------------
End of period                                                        $  914,439,755    $1,264,033,622
                                                                     ==============    ==============

Accumulated net investment income                                    $      139,925    $       88,669
                                                                     ==============    ==============

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

          INSTITUTIONAL                 INSTITUTIONAL GOVERNMENT                  U.S. TREASURY
          MONEY MARKET                       MONEY MARKET                         MONEY MARKET
--------------------------------    --------------------------------    --------------------------------
     YEAR              YEAR              YEAR              YEAR              YEAR              YEAR
    ENDED             ENDED             ENDED             ENDED             ENDED             ENDED
   JULY 31,          JULY 31,          JULY 31,          JULY 31,          JULY 31,          JULY 31,
     2010              2009              2010              2009              2010              2009
--------------    --------------    --------------    --------------    --------------    --------------
$    3,785,527    $   41,332,428    $    1,325,481    $   19,690,441    $      284,814    $   10,629,044
    (2,560,615)           35,809           (10,210)           (6,545)            1,912            38,452
--------------    --------------    --------------    --------------    --------------    --------------
     1,224,912        41,368,237         1,315,271        19,683,896           286,726        10,667,496
--------------    --------------    --------------    --------------    --------------    --------------

    (3,619,983)      (34,052,552)       (1,207,219)      (14,141,762)         (203,455)       (8,035,343)
            NA                NA                NA                NA                NA                NA
            NA                NA                NA                NA                NA                NA
            NA                NA                NA                NA                NA                NA
       (63,824)       (1,855,064)          (22,877)         (639,427)           (2,525)         (151,465)
       (33,843)       (1,626,668)          (45,882)       (3,062,459)          (33,797)       (2,007,705)
       (35,284)       (3,847,827)          (20,766)       (1,872,559)          (11,410)         (439,475)
--------------    --------------    --------------    --------------    --------------    --------------
    (3,752,934)      (41,382,111)       (1,296,744)      (19,716,207)         (251,187)      (10,633,988)
--------------    --------------    --------------    --------------    --------------    --------------

   166,870,309       184,526,242      (624,768,905)   1, 416,187,748      (301,497,587)     (141,261,298)
--------------    --------------    --------------    --------------    --------------    --------------
   164,342,287       184,512,368      (624,750,378)   1, 416,155,437      (301,462,048)     (141,227,790)

 3,108,336,600     2,923,824,232     2,706,725,435     1,290,569,998     1,721,327,433     1,862,555,223
--------------    --------------    --------------    --------------    --------------    --------------
$3,272,678,887    $3,108,336,600    $2,081,975,057    $2,706,725,435    $1,419,865,385    $1,721,327,433
==============    ==============    ==============    ==============    ==============    ==============

$       42,757    $        6,520    $       32,829    $        1,706    $       46,791    $        8,158
==============    ==============    ==============    ==============    ==============    ==============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED --
FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                                  PRIME
                                                                               MONEY MARKET
                                                                     --------------------------------
                                                                          YEAR              YEAR
                                                                         ENDED             ENDED
                                                                        JULY 31,          JULY 31,
                                                                          2010              2009
                                                                     --------------    --------------
SHARE TRANSACTIONS:*
Institutional Shares
   Shares issued                                                        735,171,371     1,447,894,942
   Dividends reinvested                                                      19,565         1,686,958
   Shares redeemed                                                     (974,185,002)   (1,619,326,625)
                                                                     --------------    --------------
   Total Institutional Shares                                          (238,994,066)     (169,744,725)
                                                                     --------------    --------------
Class A Shares
   Shares issued                                                        263,030,812       764,807,283
   Dividends reinvested                                                      74,532         6,683,342
   Shares redeemed                                                     (370,474,843)     (955,422,760)
                                                                     --------------    --------------
   Total Class A Shares                                                (107,369,499)     (183,932,135)
                                                                     --------------    --------------
Class B Shares
   Shares issued                                                             85,295         2,738,356
   Dividends reinvested                                                         106             6,012
   Shares redeemed                                                       (1,507,739)       (2,534,090)
                                                                     --------------    --------------
   Total Class B Shares                                                  (1,422,338)          210,278
                                                                     --------------    --------------
Class C Shares
   Shares issued                                                            263,595           525,511
   Dividends reinvested                                                          54             5,421
   Shares redeemed                                                       (1,020,842)         (778,744)
                                                                     --------------    --------------
   Total Class C Shares                                                    (757,193)         (247,812)
                                                                     --------------    --------------
Select Shares
   Shares issued                                                                 NA                NA
   Dividends reinvested                                                          NA                NA
   Shares redeemed                                                               NA                NA
                                                                     --------------    --------------
   Total Select Shares                                                           NA                NA
                                                                     --------------    --------------
Preferred Shares
   Shares issued                                                                 NA                NA
   Dividends reinvested                                                          NA                NA
   Shares redeemed                                                               NA                NA
                                                                     --------------    --------------
   Total Preferred Shares                                                        NA                NA
                                                                     --------------    --------------
Trust Shares
   Shares issued                                                                 NA                NA
   Dividends reinvested                                                          NA                NA
   Shares redeemed                                                               NA                NA
                                                                     --------------    --------------
   Total Trust Shares                                                            NA                NA
                                                                     --------------    --------------

--------------
* Share transactions are at a Net Asset Value of $1.00 per share.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                               STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED --
                                                         FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

          INSTITUTIONAL                 INSTITUTIONAL GOVERNMENT                  U.S. TREASURY
          MONEY MARKET                       MONEY MARKET                         MONEY MARKET
--------------------------------    --------------------------------    --------------------------------
     YEAR              YEAR              YEAR              YEAR              YEAR              YEAR
    ENDED             ENDED             ENDED             ENDED             ENDED             ENDED
   JULY 31,          JULY 31,          JULY 31,          JULY 31,          JULY 31,          JULY 31,
     2010              2009              2010              2009              2010              2009
--------------    --------------    --------------    --------------    --------------    --------------
10,016,269,183     9,060,498,809     6,096,647,083     7,559,025,399     2,447,810,948     6,355,929,792
     2,002,992        17,780,796           334,770         5,501,119            58,606         2,299,091
(9,697,385,018)   (8,950,954,448)   (6,500,769,886)   (6,287,174,892)   (2,608,544,405)   (6,269,946,880)
--------------    --------------    --------------    --------------    --------------    --------------
   320,887,157       127,325,157      (403,788,033)    1,277,351,626      (160,674,851)       88,282,003
--------------    --------------    --------------    --------------    --------------    --------------

            NA                NA                NA                NA                NA                NA
            NA                NA                NA                NA                NA                NA
            NA                NA                NA                NA                NA                NA
--------------    --------------    --------------    --------------    --------------    --------------
            NA                NA                NA                NA                NA                NA
--------------    --------------    --------------    --------------    --------------    --------------

            NA                NA                NA                NA                NA                NA
            NA                NA                NA                NA                NA                NA
            NA                NA                NA                NA                NA                NA
--------------    --------------    --------------    --------------    --------------    --------------
            NA                NA                NA                NA                NA                NA
--------------    --------------    --------------    --------------    --------------    --------------

            NA                NA                NA                NA                NA                NA
            NA                NA                NA                NA                NA                NA
            NA                NA                NA                NA                NA                NA
--------------    --------------    --------------    --------------    --------------    --------------
            NA                NA                NA                NA                NA                NA
--------------    --------------    --------------    --------------    --------------    --------------

   794,136,313       683,983,020       223,015,773       405,884,053        23,183,418        84,816,976
        37,747         1,126,119            16,628           527,291               558            18,697
  (807,093,921)     (678,077,650)     (278,607,436)     (336,828,569)      (38,723,636)      (80,625,209)
--------------    --------------    --------------    --------------    --------------    --------------
   (12,919,861)        7,031,489       (55,575,035)       69,582,775       (15,539,660)        4,210,464
--------------    --------------    --------------    --------------    --------------    --------------

   597,958,321     1,039,110,858     1,416,373,303     1,358,825,001       594,674,314     1,413,978,909
        29,525         1,346,050            29,020         2,253,571            11,484           376,100
  (639,995,122)     (996,138,746)   (1,555,576,724)   (1,230,271,195)     (701,597,658)   (1,600,213,299)
--------------    --------------    --------------    --------------    --------------    --------------
   (42,007,276)       44,318,162      (139,174,401)      130,807,377      (106,911,860)     (185,858,290)
--------------    --------------    --------------    --------------    --------------    --------------

   260,278,523       374,533,003       212,748,036       331,577,993       300,468,376       381,149,029
         4,042           392,015             4,410           279,933                --               423
  (359,372,276)     (369,074,072)     (238,983,882)     (393,411,663)     (318,839,592)     (429,043,815)
--------------    --------------    --------------    --------------    --------------    --------------
   (99,089,711)        5,850,946       (26,231,436)      (61,553,737)      (18,371,216)      (47,894,363)
--------------    --------------    --------------    --------------    --------------    --------------

                       See notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                    NET
                                                                REALIZED AND
                            NET ASSET                            UNREALIZED              LESS
                              VALUE,             NET               GAINS/           DISTRIBUTIONS
                            BEGINNING        INVESTMENT        (LOSSES) FROM              TO
                            OF PERIOD          INCOME           INVESTMENTS          SHAREHOLDERS
-------------------------------------------------------------------------------------------------
PRIME MONEY MARKET
INSTITUTIONAL SHARES
Year ended 7/31/10            $1.00               --^[DELTA]         --^                   --^
Year ended 7/31/09            $1.00             0.01[DELTA]          --^                (0.01)
Year ended 7/31/08            $1.00             0.04[DELTA]          --^                (0.04)
Year ended 7/31/07            $1.00             0.05[DELTA]@         --^                (0.05)
Year ended 7/31/06            $1.00             0.04                 --^                (0.04)
-------------------------------------------------------------------------------------------------
PRIME MONEY MARKET
CLASS A SHARES
Year ended 7/31/10            $1.00               --^[DELTA]         --^                   --^
Year ended 7/31/09            $1.00             0.01[DELTA]          --^                (0.01)
Year ended 7/31/08            $1.00             0.03[DELTA]          --^                (0.03)
Year ended 7/31/07            $1.00             0.05[DELTA]@         --^                (0.05)
Year ended 7/31/06            $1.00             0.04                 --^                (0.04)
-------------------------------------------------------------------------------------------------
PRIME MONEY MARKET
CLASS B SHARES
Year ended 7/31/10            $1.00               --^[DELTA]         --^                   --^
Year ended 7/31/09            $1.00             0.01[DELTA]          --^                (0.01)
Year ended 7/31/08            $1.00             0.03[DELTA]          --^                (0.03)
Year ended 7/31/07            $1.00             0.04[DELTA]@         --^                (0.04)
Year ended 7/31/06            $1.00             0.03                 --^                (0.03)
-------------------------------------------------------------------------------------------------
PRIME MONEY MARKET
CLASS C SHARES
Year ended 7/31/10            $1.00               --^[DELTA]         --^                   --^
Year ended 7/31/09            $1.00             0.01[DELTA]          --^                (0.01)
Year ended 7/31/08            $1.00             0.03[DELTA]          --^                (0.03)
Year ended 7/31/07            $1.00             0.04[DELTA]@         --^                (0.04)
Year ended 7/31/06            $1.00             0.03                 --^                (0.03)
-------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                  RATIOS/SUPPLEMENTAL DATA
                               --------------------------------------------------------------
                                                RATIOS OF        RATIOS OF          RATIOS OF
                                   NET          EXPENSES         EXPENSES              NET
NET ASSET                        ASSETS,           TO               TO             INVESTMENT
  VALUE,                         END OF          AVERAGE          AVERAGE            INCOME
  END OF          TOTAL          PERIOD            NET             NET             TO AVERAGE
  PERIOD         RETURN          (000'S)        ASSETS (a)       ASSETS (b)        NET ASSETS
---------------------------------------------------------------------------------------------
  $1.00           0.02%        $  483,486         0.64%[OMEGA]     0.38%[OMEGA](+)    0.02%
  $1.00           1.23%        $  723,024         0.66%[OMEGA]     0.58%[OMEGA]       1.29%
  $1.00           3.65%        $  892,765         0.66%            0.54%              3.44%
  $1.00           4.94%        $  605,987         0.66%            0.54%              4.82%
  $1.00           3.97%        $  563,551         0.66%            0.54%              3.81%
---------------------------------------------------------------------------------------------

  $1.00           0.02%        $  429,678         0.89%[OMEGA]     0.38%[OMEGA](+)    0.02%
  $1.00           0.99%        $  537,555         0.91%[OMEGA]     0.81%[OMEGA](+)    1.06%
  $1.00           3.40%        $  721,478         0.91%            0.79%              3.22%
  $1.00           4.67%        $  625,362         0.91%            0.79%              4.57%
  $1.00           3.71%        $  455,183         0.91%            0.79%              3.65%
---------------------------------------------------------------------------------------------

  $1.00           0.02%        $    1,178         1.64%[OMEGA]     0.40%[OMEGA](+)    0.01%
  $1.00           0.52%        $    2,600         1.67%[OMEGA]     1.29%[OMEGA](+)    0.52%
  $1.00           2.62%        $    2,390         1.66%            1.54%              2.40%
  $1.00           3.90%        $    1,468         1.66%            1.54%              3.83%
  $1.00           2.94%        $    1,216         1.66%            1.54%              2.84%
---------------------------------------------------------------------------------------------

  $1.00           0.02%        $       98         1.66%[OMEGA]     0.47%[OMEGA](+)    0.01%
  $1.00           0.52%        $      855         1.66%[OMEGA]     1.31%[OMEGA](+)    0.58%
  $1.00           2.63%        $    1,103         1.66%            1.54%              2.53%
  $1.00           3.90%        $    1,066         1.66%            1.54%              3.82%
  $1.00           2.93%        $      879         1.66%            1.54%              2.80%
---------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS, CONTINUED
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                          NET
                                                                      REALIZED AND
                                  NET ASSET                            UNREALIZED              LESS
                                    VALUE,             NET               GAINS/           DISTRIBUTIONS
                                  BEGINNING        INVESTMENT        (LOSSES) FROM              TO
                                  OF PERIOD          INCOME           INVESTMENTS          SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET
INSTITUTIONAL SHARES
Year ended 7/31/10                  $1.00               --^[DELTA]         --^                   --^
Year ended 7/31/09                  $1.00             0.01[DELTA]          --^                (0.01)
Year ended 7/31/08                  $1.00             0.04[DELTA]          --^                (0.04)
Year ended 7/31/07                  $1.00             0.05[DELTA]          --^                (0.05)
Year ended 7/31/06                  $1.00             0.04                 --                 (0.04)
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET
SELECT SHARES
Year ended 7/31/10                  $1.00               --^[DELTA]         --^                   --^
Year ended 7/31/09                  $1.00             0.01[DELTA]          --^                (0.01)
Year ended 7/31/08                  $1.00             0.04[DELTA]          --^                (0.04)
Year ended 7/31/07                  $1.00             0.05[DELTA]          --^                (0.05)
Year ended 7/31/06                  $1.00             0.04                 --                 (0.04)
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET
PREFERRED SHARES
Year ended 7/31/10                  $1.00               --^[DELTA]         --^                   --^
Year ended 7/31/09                  $1.00             0.01[DELTA]          --^                (0.01)
Year ended 7/31/08                  $1.00             0.04[DELTA]          --^                (0.04)
Year ended 7/31/07                  $1.00             0.05[DELTA]          --^                (0.05)
Year ended 7/31/06                  $1.00             0.04                 --                 (0.04)
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET
TRUST SHARES
Year ended 7/31/10                  $1.00               --^[DELTA]         --^                   --^
Year ended 7/31/09                  $1.00             0.01[DELTA]          --^                (0.01)
Year ended 7/31/08                  $1.00             0.04[DELTA]          --^                (0.04)
Year ended 7/31/07                  $1.00             0.05[DELTA]          --^                (0.05)
Year ended 7/31/06                  $1.00             0.04                 --                 (0.04)
-------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                 FINANCIAL HIGHLIGHTS, CONTINUED
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                  RATIOS/SUPPLEMENTAL DATA
                               --------------------------------------------------------------
                                                RATIOS OF        RATIOS OF          RATIOS OF
                                   NET          EXPENSES         EXPENSES              NET
NET ASSET                        ASSETS,           TO               TO             INVESTMENT
  VALUE,                         END OF          AVERAGE          AVERAGE            INCOME
  END OF          TOTAL          PERIOD            NET             NET             TO AVERAGE
  PERIOD         RETURN          (000'S)        ASSETS (a)       ASSETS (b)        NET ASSETS
---------------------------------------------------------------------------------------------
  $1.00           0.14%        $2,826,419         0.62%[OMEGA]     0.21%[OMEGA]       0.14%
  $1.00           1.53%        $2,507,708         0.64%[OMEGA]     0.24%[OMEGA]       1.45%
  $1.00           3.96%        $2,380,397         0.64%            0.21%              3.82%
  $1.00           5.27%        $1,687,392         0.64%            0.21%              5.14%
  $1.00           4.30%        $1,263,609         0.65%            0.21%              4.25%
---------------------------------------------------------------------------------------------

  $1.00           0.06%        $  104,438         0.70%[OMEGA]     0.29%[OMEGA](+)    0.06%
  $1.00           1.45%        $  117,441         0.72%[OMEGA]     0.32%[OMEGA]       1.48%
  $1.00           3.87%        $  110,410         0.73%            0.29%              3.47%
  $1.00           5.19%        $   59,901         0.72%            0.28%              5.07%
  $1.00           4.22%        $   35,579         0.73%            0.29%              4.16%
---------------------------------------------------------------------------------------------

  $1.00           0.02%        $  123,711         0.77%[OMEGA]     0.33%[OMEGA](+)    0.03%
  $1.00           1.38%        $  165,806         0.79%[OMEGA]     0.39%[OMEGA]       1.32%
  $1.00           3.80%        $  121,489         0.79%            0.36%              3.66%
  $1.00           5.12%        $   87,627         0.79%            0.35%              5.00%
  $1.00           4.15%        $   98,263         0.81%            0.36%              4.21%
---------------------------------------------------------------------------------------------

  $1.00           0.01%        $  218,111         0.87%[OMEGA]     0.34%[OMEGA](+)    0.01%
  $1.00           1.28%        $  317,382         0.89%[OMEGA]     0.49%[OMEGA](+)    1.26%
  $1.00           3.70%        $  311,528         0.89%            0.46%              3.60%
  $1.00           5.01%        $  230,909         0.89%            0.45%              4.90%
  $1.00           4.04%        $  160,782         0.91%            0.46%              4.18%
---------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS, CONTINUED
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                             NET
                                                                         REALIZED AND
                                     NET ASSET                            UNREALIZED              LESS
                                       VALUE,             NET               GAINS/           DISTRIBUTIONS
                                     BEGINNING        INVESTMENT        (LOSSES) FROM              TO
                                     OF PERIOD          INCOME           INVESTMENTS          SHAREHOLDERS
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET
INSTITUTIONAL SHARES
Year ended 7/31/10                     $1.00               --^[DELTA]         --^                   --^
Year ended 7/31/09                     $1.00             0.01[DELTA]          --^                (0.01)
Year ended 7/31/08                     $1.00             0.04[DELTA]          --^                (0.04)
Year ended 7/31/07                     $1.00             0.05[DELTA]          --^                (0.05)
Year ended 7/31/06                     $1.00             0.04                 --                 (0.04)
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET
SELECT SHARES
Year ended 7/31/10                     $1.00               --^[DELTA]         --^                   --^
Year ended 7/31/09                     $1.00             0.01[DELTA]          --^                (0.01)
Year ended 7/31/08                     $1.00             0.04[DELTA]          --^                (0.04)
Year ended 7/31/07                     $1.00             0.05[DELTA]          --^                (0.05)
Year ended 7/31/06                     $1.00             0.04                 --                 (0.04)
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET
PREFERRED SHARES
Year ended 7/31/10                     $1.00               --^[DELTA]         --^                   --^
Year ended 7/31/09                     $1.00             0.01[DELTA]          --^                (0.01)
Year ended 7/31/08                     $1.00             0.03[DELTA]          --^                (0.03)
Year ended 7/31/07                     $1.00             0.05[DELTA]          --^                (0.05)
Year ended 7/31/06                     $1.00             0.04                 --                 (0.04)
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET
TRUST SHARES
Year ended 7/31/10                     $1.00               --^[DELTA]         --^                   --^
Year ended 7/31/09                     $1.00             0.01[DELTA]          --^                (0.01)
Year ended 7/31/08                     $1.00             0.03[DELTA]          --^                (0.03)
Year ended 7/31/07                     $1.00             0.05[DELTA]          --^                (0.05)
Year ended 7/31/06                     $1.00             0.04                 --                 (0.04)
----------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                 FINANCIAL HIGHLIGHTS, CONTINUED
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                  RATIOS/SUPPLEMENTAL DATA
                               --------------------------------------------------------------
                                                RATIOS OF        RATIOS OF          RATIOS OF
                                   NET          EXPENSES         EXPENSES              NET
NET ASSET                        ASSETS,           TO               TO             INVESTMENT
  VALUE,                         END OF          AVERAGE          AVERAGE            INCOME
  END OF          TOTAL          PERIOD            NET             NET             TO AVERAGE
  PERIOD         RETURN          (000'S)        ASSETS (a)       ASSETS (b)        NET ASSETS
---------------------------------------------------------------------------------------------
  $1.00           0.07%        $1,654,462         0.62%[OMEGA]     0.21%[OMEGA](+)    0.08%
  $1.00           1.06%        $2,058,233         0.63%[OMEGA]     0.23%[OMEGA]       0.86%
  $1.00           3.66%        $  780,910         0.64%            0.21%              3.33%
  $1.00           5.21%        $  487,057         0.66%            0.21%              5.08%
  $1.00           4.23%        $  304,332         0.66%            0.21%              4.24%
---------------------------------------------------------------------------------------------

  $1.00           0.02%        $   57,800         0.70%[OMEGA]     0.26%[OMEGA](+)    0.03%
  $1.00           0.98%        $  113,374         0.71%[OMEGA]     0.31%[OMEGA]       0.84%
  $1.00           3.58%        $   43,793         0.72%            0.29%              2.99%
  $1.00           5.13%        $   13,983         0.74%            0.29%              5.00%
  $1.00           4.14%        $    6,337         0.75%            0.29%              4.22%
---------------------------------------------------------------------------------------------

  $1.00           0.01%        $  237,627         0.77%[OMEGA]     0.28%[OMEGA](+)    0.02%
  $1.00           0.90%        $  376,800         0.78%[OMEGA]     0.38%[OMEGA](+)    0.80%
  $1.00           3.51%        $  245,995         0.79%            0.36%              3.33%
  $1.00           5.05%        $  225,141         0.81%            0.36%              4.93%
  $1.00           4.07%        $  190,260         0.82%            0.36%              3.98%
---------------------------------------------------------------------------------------------

  $1.00           0.01%        $  132,086         0.87%[OMEGA]     0.27%[OMEGA](+)    0.01%
  $1.00           0.81%        $  158,318         0.88%[OMEGA]     0.47%[OMEGA](+)    0.83%
  $1.00           3.41%        $  219,872         0.89%            0.46%              3.17%
  $1.00           4.95%        $  128,682         0.91%            0.46%              4.83%
  $1.00           3.97%        $   96,003         0.92%            0.46%              3.85%
---------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS, CONTINUED
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                          NET
                                                                      REALIZED AND
                                  NET ASSET                            UNREALIZED              LESS
                                    VALUE,             NET               GAINS/           DISTRIBUTIONS
                                  BEGINNING        INVESTMENT        (LOSSES) FROM              TO
                                  OF PERIOD          INCOME           INVESTMENTS          SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET
INSTITUTIONAL SHARES
Year ended 7/31/10                  $1.00               --^[DELTA]         --^                   --^
Year ended 7/31/09                  $1.00             0.01[DELTA]          --^                (0.01)
Year ended 7/31/08                  $1.00             0.03[DELTA]          --^                (0.03)
Year ended 7/31/07                  $1.00             0.05[DELTA]@         --^                (0.05)
Year ended 7/31/06                  $1.00             0.04                 --^                (0.04)
-------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET
SELECT SHARES
Year ended 7/31/10                  $1.00               --^[DELTA]         --^                   --^
Year ended 7/31/09                  $1.00               --^[DELTA]         --^                   --^
Year ended 7/31/08                  $1.00             0.03[DELTA]          --^                (0.03)
Year ended 7/31/07                  $1.00             0.05[DELTA]@         --^                (0.05)
Year ended 7/31/06                  $1.00             0.04                 --^                (0.04)
-------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET
PREFERRED SHARES
Year ended 7/31/10                  $1.00               --^[DELTA]         --^                   --^
Year ended 7/31/09                  $1.00               --^[DELTA]         --^                   --^
Year ended 7/31/08                  $1.00             0.03[DELTA]          --^                (0.03)
Year ended 7/31/07                  $1.00             0.05[DELTA]@         --^                (0.05)
Year ended 7/31/06                  $1.00             0.04                 --^                (0.04)
-------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET
TRUST SHARES
Year ended 7/31/10                  $1.00               --^[DELTA]         --^                   --^
Year ended 7/31/09                  $1.00               --^[DELTA]         --^                   --^
Year ended 7/31/08                  $1.00             0.03[DELTA]          --^                (0.03)
Year ended 7/31/07                  $1.00             0.05[DELTA]@         --^                (0.05)
Year ended 7/31/06                  $1.00             0.04                 --^                (0.04)
-------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                 FINANCIAL HIGHLIGHTS, CONTINUED
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                  RATIOS/SUPPLEMENTAL DATA
                               --------------------------------------------------------------
                                                RATIOS OF        RATIOS OF          RATIOS OF
                                   NET          EXPENSES         EXPENSES              NET
NET ASSET                        ASSETS,           TO               TO             INVESTMENT
  VALUE,                         END OF          AVERAGE          AVERAGE            INCOME
  END OF          TOTAL          PERIOD            NET             NET             TO AVERAGE
  PERIOD         RETURN          (000'S)        ASSETS (a)       ASSETS (b)        NET ASSETS
---------------------------------------------------------------------------------------------
  $1.00           0.02%        $1,144,686         0.63%[OMEGA]     0.20%[OMEGA]+      0.02%
  $1.00           0.53%        $1,305,329         0.65%[OMEGA]     0.25%[OMEGA]       0.50%
  $1.00           3.21%        $1,217,028         0.63%            0.21%              2.78%
  $1.00           5.15%        $  420,260         0.65%            0.21%              5.02%
  $1.00           4.13%        $  386,757         0.65%            0.21%              4.11%
---------------------------------------------------------------------------------------------

  $1.00           0.01%        $    9,203         0.71%[OMEGA]     0.21%[OMEGA]+      0.02%
  $1.00           0.46%        $   24,743         0.73%[OMEGA]     0.33%[OMEGA]+      0.34%
  $1.00           3.10%        $   20,532         0.72%            0.29%              3.74%
  $1.00           5.06%        $   63,885         0.73%            0.29%              4.93%
  $1.00           4.05%        $   61,992         0.73%            0.29%              3.95%
---------------------------------------------------------------------------------------------

  $1.00           0.01%        $  188,149         0.78%[OMEGA]     0.20%[OMEGA]+      0.02%
  $1.00           0.39%        $  295,058         0.80%[OMEGA]     0.39%[OMEGA]+      0.42%
  $1.00           3.06%        $  480,906         0.79%            0.36%              3.01%
  $1.00           4.99%        $  472,893         0.80%            0.36%              4.87%
  $1.00           3.98%        $  625,196         0.80%            0.36%              3.85%
---------------------------------------------------------------------------------------------

  $1.00           0.01%        $   77,827         0.88%[OMEGA]     0.20%[OMEGA]+      0.02%
  $1.00           0.33%        $   96,197         0.90%[OMEGA]     0.46%[OMEGA]+      0.35%
  $1.00           2.95%        $  144,089         0.88%            0.46%              2.61%
  $1.00           4.88%        $   74,548         0.90%            0.46%              4.77%
  $1.00           3.87%        $  113,124         0.90%            0.46%              3.79%
---------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)      Before waivers and reimbursements.

(b)      Net of waivers and reimbursements.

 ^       Amount is less than $0.005.

[DELTA]  Average shares method used in calculation.

 @ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation on Citi (formerly BISYS Fund Services), a former service provider to the Funds. See Note 4 in Notes to Financial Statements for further information. Net Investment Income per share in these Financial Highlights includes the impact of this payment however the amount per share is less than $.005. The Funds distributed the income related to this payment after July 31, 2007. This payment into the Funds had no impact on total return for the year ended July 31, 2007.

[OMEGA] Includes expense for the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds. This expense was borne by the Funds without regard to any expense limitation then in effect.

                                                 Year ended          Year ended
                                                 7/31/2010           7/31/2009
Prime Money Market                                 0.01%               0.04%
Institutional Money Market                           --^               0.03%
Institutional Government Money Market                --^               0.02%
U.S. Treasury Money Market                         0.01%               0.04%

^        Amount is less than 0.005%

(+) The Advisor waived additional expenses to maintain a competitive yield as follows:

                                                 Year ended          Year ended
                                                 7/31/2010           7/31/2009
Prime Money Market
  Institutional Shares                              0.17%                 --
  Class A Shares                                    0.42%               0.02%
  Class B Shares                                    1.15%               0.29%
  Class C Shares                                    1.10%               0.27%
Institutional Money Market
  Select Shares                                       --^                 --
  Preferred Shares                                  0.03%                 --
  Trust Shares                                      0.12%                 --^
Institutional Government Money Market
  Institutional Shares                                --^                 --
  Select Shares                                     0.03%                 --
  Preferred Shares                                  0.08%               0.01%
  Trust Shares                                      0.19%               0.01%
US Treasury Money Market
  Institutional Shares                              0.02%                 --
  Select Shares                                     0.09%                 --^
  Preferred Shares                                  0.17%               0.01%
  Trust Shares                                      0.27%               0.04%

^ Amount is less than 0.005%

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

(1) ORGANIZATION

Fifth Third Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust consists of twenty-four separate investment portfolios.

The accompanying financial statements and notes relate only to the following series of the Trust, each of which is diversified (individually a "Fund" and collectively the "Funds").

FUND NAME
---------

Fifth Third Prime Money Market Fund ("Prime Money Market")
Fifth Third Institutional Money Market Fund ("Institutional Money Market") Fifth Third Institutional Government Money Market Fund ("Institutional Government Money Market")
Fifth Third U.S. Treasury Money Market Fund ("U.S. Treasury Money Market")

Institutional Money Market, Institutional Government Money Market and U.S. Treasury Money Market have four classes of shares: Institutional, Select, Preferred and Trust shares. Prime Money Market has four classes of shares:
Institutional, Class A, Class B and Class C shares. Prime Money Market's Class B shares are closed for purchases as of this report date. Each class of shares for each Fund has identical rights and privileges except with respect to administrative services fees paid by Class C, Select, Preferred and Trust shares, distribution services fees paid by Class A, Class B, and Class C shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

SECURITIES VALUATION -- All investments in securities are recorded at their estimated fair value as described in Note 9.

SECURITIES TRANSACTIONS AND RELATED INCOME -- Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, amortization of premium or accretion of discount. Dividend or capital gain distributions from investment company securities are recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

OTHER -- Expenses directly attributable to a Fund are charged to the Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds based on their relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses specifically related to that class, such as administrative services and/or distribution servicing fees.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared daily and paid monthly and distributable net realized gains, if any, are declared and distributed at least annually. Dividends from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses. To the extent distributions would exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

require reclassifications. Accordingly, at July 31, 2010, reclassifications were recorded as follows:

                                INCREASE (DECREASE)
                                   ACCUMULATED         INCREASE (DECREASE)
                                 NET INVESTMENT          ACCUMULATED NET      INCREASE (DECREASE)
                                 INCOME (LOSS)        REALIZED GAIN (LOSS)      PAID-IN-CAPITAL
                                ------------------    -------------------     ------------------
Prime Money Market                   $2,171                $    --                  $(2,171)
Institutional Money Market            3,644                     --                   (3,644)
Institutional Government
  Money Market                        2,386                     --                   (2,386)
U.S. Treasury Money Market            5,006                 (1,912)                  (3,094)

FEDERAL TAXES -- It is the intention of each Fund to continue to qualify as a regulated investment company by complying with Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income or excise taxes has been made.

At July 31, 2010, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds' U.S. tax returns filed for the fiscal years from 2007-2009, no examinations are in progress or anticipated as of this report date. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(3) SECURITIES AND OTHER INVESTMENTS

REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements only with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor") to be creditworthy. It is the policy of the Funds to require the custodian or sub-custodian bank to take possession or have legally segregated in the Federal Reserve Book Entry System, all securities segregated as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the relevant repurchase agreement transaction. Risks may arise from the potential inability or unwillingness of counterparties to honor the terms of a repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities. See Notes to Schedules of Investments.

(4) RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY FEE -- FTAM is the Funds' investment advisor. FTAM, a wholly owned subsidiary of Fifth Third Bank, is an indirect subsidiary of Fifth Third Bancorp, a publicly traded financial services company. The advisory agreement between the Funds and the Advisor provides for an annual fee equal to ..40% of each Fund's average daily net assets. The Advisor may voluntarily choose to waive any portion of its fee. The Advisor can modify or terminate the voluntary waiver at any time at its sole discretion.

For the twelve months ended July 31, 2010, the Advisor voluntarily waived the following fees:

FUND                                                      ADVISOR FEE WAIVER
----                                                      ------------------
Prime Money Market Fund                                      $ 798,243
Instititional Money Market Fund                              $9,182,153
Instititional Government Money Market Fund                   $6,346,374
U.S. Treasury Money Market Fund                              $4,359,028

ADMINISTRATION FEE -- FTAM is the Trust's administrator (the "Administrator") and generally assists in all aspects of the Trust's administration and operations including providing the Funds with certain administrative personnel and services necessary to operate the Funds. The Administrator receives administration fees at the annual rates shown below which are computed daily on average daily net assets of the Trust; the fees are prorated among the Funds based upon their relative average daily net assets.

ADMINISTRATION FEE                    TRUST AVERAGE DAILY NET ASSETS
------------------                    ------------------------------
     0.20%                            Up to $1 billion
     0.18%                            In excess of $1 billion up to $2 billion
     0.17%                            In excess of $2 billion

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

An annual fee of $10,000 per class, per Fund applies beyond the first four classes per Fund. Each Fund that commences operations after September 18, 2002 is subject to an annual $20,000 minimum fee. The Administrator may voluntarily choose to waive any portion of its fee. The Administrator can modify or terminate the voluntary waiver at any time at its sole discretion.

For the twelve months ended July 31, 2010, FTAM waived the following administration fees:

FUND                                                 ADMINISTRATION FEE WAIVERS
----                                                 --------------------------
Prime Money Market Fund                                     $1,781,916
Institutional Money Market Fund                             $2,142,502
Institutional Government Money Market Fund                  $  978,234
U.S. Treasury Money Market Fund                             $1,743,402

EXPENSE LIMITATIONS -- In its capacity as Advisor and Administrator, FTAM has entered into a contractual expense limitation agreement with the Funds. Under the terms of the expense limitation agreement, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the specified expense limit for the Fund, the excess amount will be borne by FTAM. If the operating expenses are less than the specified expense limit for the Fund, FTAM shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amount reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently the period for the 13 months commencing November 2, 2009). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this plan in the fiscal year, does not cause the Fund to exceed the contractual expense limitation. Due to the possibility of changes in market conditions and other factors FTAM may voluntarily waive additional expenses beyond its contractual obligation. There can be no assurance that the level of waivers, reimbursements and reduction of Fund expenses reflected in the financial highlights will be maintained in the future. All waivers not recovered at the end of the period expire on November 26, 2010. The

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

Funds' contractual class expense limitations and Reimbursement Recoverable as of this report date are as follows:

                                                               CLASS EXPENSE LIMITATIONS*
                                        ---------------------------------------------------------------
                                                                                                          REIMBURSEMENT
FUND                                    INSTITUTIONAL    A       B      C    SELECT   PREFERRED   TRUST    RECOVERABLE**
----                                    -------------  -----   -----  -----  ------   ---------   -----   --------------
Prime Money Market                          0.54%      0.79%   1.54%  1.54%     NA        NA         NA      $  635,459
Institutional Money Market                  0.21%        NA      NA     NA    0.29%     0.36%      0.46%     $9,001,704
Institutional Government Money Market       0.21%        NA      NA     NA    0.29%     0.36%      0.46%     $6,002,884
U.S. Treasury Money Market                  0.21%        NA      NA     NA    0.29%     0.36%      0.46%     $4,254,225

* The annual limitations shown include 12b-1 or administrative services fees and are contractual.

** The cumulative amounts waived and/or reimbursed which may be potentially recoverable by FTAM under the expense limitation agreements for the period from November 2, 2009 through July 31, 2010.

The dollar amounts of the other contractual expense reimbursements, excluding accounting and administration waivers discussed separately in this Note, were $111,957 for Prime Money Market, $927,263 for Institutional Money Market, $1,256,897 for Institutional Government Money Market and $138,758 for U.S. Treasury Money Market for the year ended July 31, 2010.

ACCOUNTING FEES -- FTAM is the Funds' accounting agent. FTAM receives accounting fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of each Fund, subject to a $30,000 per Fund annual minimum, plus out-of-pocket expenses.

ACCOUNTING FEE                        FUND AVERAGE DAILY NET ASSETS
--------------                        -----------------------------
    0.020%                            Up to $500 million
    0.015%                            In excess of $500 million up to $1 billion
    0.010%                            In excess of $1 billion

In addition, a $10,000 annual flat per class, per fund fee applies beyond the initial class of shares.

DISTRIBUTION AND/OR SERVICING FEES, WAIVERS -- The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. FTAM Funds Distributor, Inc. is the Trust's distributor/principal underwriter (the "Distributor"). Under the terms of the Plan, the Funds will compensate the Distributor from the net assets of the Funds' Class A, Class B and Class C shares to finance activities intended to result in the sales of each Fund's shares. The Plan provides that the Funds will incur fees accrued

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

daily and paid monthly to the Distributor at annual rates up to or equal to that shown below based on average daily net assets of the respective classes in the Plan.

CLASS                                DISTRIBUTION/SERVICING FEE
-----                                --------------------------
Class A                                        0.25%
Class B                                        1.00%
Class C                                        0.75%

The Distributor may voluntarily choose to waive and/or reimburse a portion of its fee. The Distributor can modify or terminate the voluntary waiver/reimbursement at any time at its sole discretion. The Distributor voluntarily waived fees of $1,190,623 in Prime Money Market during the period.

In addition, the Distributor earned contingent deferred sales commissions (CDSC) on certain redemptions of Class A, B and C shares (all of which is paid to the finance agent who financed advance commissions, as applicable, on sales of these shares). FTAM is the Class A and C advance commission finance agent. For the twelve months ended July 31, 2010, FTAM earned $8,601 in CDSC fees for the Trust. Affiliates of FTAM earned reallowed 12b-1 distribution/servicing fees as well as administrative servicing fees (see below) of $1,488,225 from the Trust for the period ended as of the report date.

ADMINISTRATIVE SERVICING FEE -- The Trust has a Shareholder Servicing Plan with the Distributor with respect to Class C, Select, Preferred and Trust shares. Under the Agreement, certain administrative services, including those relating to the maintenance of shareholder accounts were provided to these shareholders during the year. The Distributor, as well as other financial institutions (which may include affiliates of the Advisor) receives fees computed at annual rates up to those shown below, based on average daily net assets of the respective classes.

CLASS                                     ADMINISTRATIVE SERVICING FEE
-----                                     ----------------------------
Class C                                              0.25%
Select                                               0.08%
Preferred                                            0.15%
Trust                                                0.25%

The Distributor may voluntarily choose to waive and/or reimburse a portion of its fee. The Distributor can modify or terminate this voluntary wavier/reimbursement at any time at its sole discretion.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

For the twelve months ended July 31, 2010, the Distributor waived the following administrative servicing fees:

FUND                                         ADMINISTRATIVE SERVICE FEE WAIVERS
----                                         ----------------------------------
Prime Money Market Fund                                   $    766
Instititional Money Market Fund                           $338,418
Instititional Government Money Market Fund                $559,021
U.S. Treasury Money Market Fund                           $532,567

TRANSFER AND DIVIDEND DISBURSING AGENT -- Pursuant to a Services Agreement with the Trust dated May 14, 2007, FTAM provides certain services on behalf of the Trust. Under this agreement, FTAM's fees are paid monthly and are accrued daily based upon each Fund of the Trust's relative average daily net assets, at the aggregate annual amount of $370,000. FTAM earned $370,000 from the Trust in service fees for the period ended as of this report date.

OTHER -- Certain officers of the Trust are also officers of FTAM and/or its affiliates. Certain non-principal officers of the Trust are also employees of the Trust's custodian bank, State Street Bank and Trust Company ("State Street"). None of these officers are paid any fees by the Trust.

The Trust reimbursed FTAM for fees paid to a third party in connection with the negotiation of a new custody agreement. For the year ended July 31, 2010, the fees were $5,082. The fees were allocated to each Fund based on actual expenses incurred by the Fund.

PAYMENTS BY AFFILIATES -- Citi(formerly BISYS Fund Services, Inc. ("Citi")), which formerly provided various services to the Trust, reached a settlement and entered into an order (the "Order") with the Securities and Exchange Commission ("SEC") regarding the SEC's investigation of Citi's past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Neither the Trust nor FTAM was a party to the Order, nor is the Trust or FTAM bound by the Order or its findings. It is unclear the extent to which the Trust, FTAM and certain of its former service providers are or may be affected by the SEC's investigation of BISYS or by the Order. In response to the SEC's inquiries related to this matter, including those of the Trust's former service arrangements with Citi, FTAM made a one time contribution of money to certain Funds of the Trust during the year ended July 31, 2007. The affected Funds and the amounts paid to such Funds were determined based on various factors such as certain Fund expenses during 1999 through 2001 as well as the applicable Funds' net assets during this time period. The amount credited to each

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

class of the applicable Funds was determined according to the relative net assets of such classes on the date the amounts were recognized. The amounts were allocated among the components of net assets for the fiscal year ended July 31, 2007 for each applicable Fund based upon its character for federal income tax purposes. The total returns for the year ended July 31, 2007 for each class of the applicable Funds would not have changed had the payments not been made; see the Notes to Financial Highlights.

In July 2010, certain funds received a one-time payment from the BISYS Fair Fund (a fund established pursuant to a settlement between the SEC and BISYS Fund Services, Inc. that requires, among other things, a distribution of settlement monies from the fair fund to benefit affected mutual funds). Receipt of these payments is shown as a reduction of total expenses on the Statement of Operations. The impact of these payments is not reflected in the net expense ratios in the Financial Highlights. The impact to the net expense ratios and total return was not significant.

(5) LINE OF CREDIT

As of February 1, 2008, the Funds of the Trust have an uncommitted, unsecured line of credit facility with State Street. Under the terms of the agreement, which is renewable annually, the Funds of the Trust may borrow up to $100 million in the aggregate. The purpose of the facility generally is to borrow funds if necessary to meet temporary or emergency cash needs, including to fund redemption requests that might otherwise require the untimely disposition of securities. Borrowings may not exceed 33 1/3% of a Fund's net assets and must be repaid within 60 days. Drawn loans will be priced at a bid rate, though, in any event, not less than a fixed rate plus a spread determined by State Street. There were no borrowings against the line of credit during the fiscal year ended July 31, 2010.

(6) FEDERAL TAX INFORMATION

The tax character of distributions paid during the fiscal years ended July 31, 2010 and 2009 was as follows:

                                                   ORDINARY INCOME DISTRIBUTIONS
                                                   -----------------------------
                                                   JULY 31, 2010   JULY 31, 2009
                                                   -------------   -------------
Prime Money Market                                  $  169,310       $17,667,954
Institutional Money Market                           3,752,934        41,382,111
Institutional Government Money Market                1,296,744        19,716,207
U.S. Treasury Money Market                             251,187        10,633,988

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

As of July 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                                                   TOTAL
                                                               ACCUMULATED       ACCUMULATED
                                            UNDISTRIBUTED      CAPITAL AND        EARNINGS/
                                           ORDINARY INCOME     OTHER LOSSES       (DEFICIT)
                                           ---------------     ------------     ------------
Prime Money Market                            $137,676         $(1,290,566)     $(1,152,890)
Institutional Money Market                      42,814          (2,643,100)      (2,600,286)
Institutional Government Money Market           33,561             (17,488)          16,073
U.S. Treasury Money Market                      46,791                  --           46,791

As of July 31, 2010, the following Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by U.S. Treasury regulations:

                                                     EXPIRATION YEAR
                               ------------------------------------------------------------
                                 2014      2015      2016      2017       2018      TOTAL
                               -------   -------   -------   --------   -------   ---------
Prime Money Market             $92,314     $--       $--     $100,645    $9,872   $202,831
Institutional Money Market         696      --        --       81,732    25,057    107,485
Institutional Government
  Money Market                      --      --        --           --    16,755     16,755

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2010, the following Funds deferred to August 1, 2010 post October capital losses of:

                                                    CAPITAL LOSSES
                                                    --------------
Prime Money Market                                    $1,089,984
Institutional Money Market                             2,535,558

(7) MARKET AND CREDIT RISK

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds' exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Funds' Statements of Assets and Liabilities.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

(8) GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its Officers and Board of Trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for the general indemnification of Trustees and Officers. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

(9) SECURITIES VALUATIONS

As described in Note 2, the Funds use various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

  o Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

  o Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

  o Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds' own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Funds' policy is to recognize transfers between levels at the end of the reporting period.

(10) FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Funds' major categories of assets and liabilities measured at fair value on a recurring basis follows.

SHORT TERM NOTES -- Investments of the Funds are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is accreted or amortized on a constant basis to the maturity of the security. To the extent the inputs are observable and timely, the values would be categorized in level 2 of the fair value hierarchy.

OPEN-END INVESTMENT COMPANIES -- Investments are valued at net asset value as reported by such investment companies and are categorized as level 1.

The following is a summary of the fair value hierarchy according to the inputs used as of July 31, 2010 in valuing the Funds' assets and liabilities:

                               FAIR VALUE MEASUREMENT AT 7/31/2010 USING
                              -------------------------------------------
                              QUOTED PRICES
                                IN ACTIVE      SIGNIFICANT
                               MARKETS FOR        OTHER        SIGNIFICANT
                                IDENTICAL      OBSERVABLE     UNOBSERVABLE
                              INVESTMENTS        INPUTS          INPUTS        VALUE AT
                                (LEVEL 1)       (LEVEL 2)       (LEVEL 3)      7/31/10
                              ------------     ------------   -----------     ----------
PRIME MONEY MARKET
-------------------------
ASSETS
Corporate Bonds                $        --     $ 94,196,886      $--        $ 94,196,886
Municipal Bonds                         --        8,027,920       --           8,027,920
U.S. Government Agencies                --      113,009,197       --         113,009,197
U.S. Treasury Obligations               --        5,007,683       --           5,007,683
Certificates of Deposit                 --       40,000,724       --          40,000,724
Commercial Paper                        --      180,794,054       --         180,794,054
Demand Notes                            --       56,049,000       --          56,049,000
Municipal Demand Notes                  --      260,488,000       --         260,488,000
Money Markets                   31,847,479               --       --          31,847,479
Repurchase Agreements                   --      119,505,000       --         119,505,000
-------------------------     ----------------------------------------------------------
Total                          $31,847,479     $877,078,464      $--        $908,925,943
-------------------------     ==========================================================

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2010
--------------------------------------------------------------------------------

                               FAIR VALUE MEASUREMENT AT 7/31/2010 USING
                              -------------------------------------------
                              QUOTED PRICES
                                IN ACTIVE      SIGNIFICANT
                               MARKETS FOR        OTHER       SIGNIFICANT
                                IDENTICAL      OBSERVABLE    UNOBSERVABLE
                              INVESTMENTS        INPUTS         INPUTS         VALUE AT
                                (LEVEL 1)       (LEVEL 2)      (LEVEL 3)       7/31/10
                              ------------   --------------   -----------   ------------
INSTITUTIONAL MONEY MARKET
--------------------------
ASSETS
Corporate Bonds               $         --   $  229,183,439      $--      $  229,183,439
U.S. Government Agencies                --      364,076,371       --         364,076,371
U.S. Treasury Obligations               --       10,015,365       --          10,015,365
Certificates of Deposit                 --      289,602,443       --         289,602,443
Commercial Paper                        --      706,967,545       --         706,967,545
Demand Notes                            --      124,605,000       --         124,605,000
Municipal Demand Notes                  --      868,542,000       --         868,542,000
Money Markets                  128,821,978               --       --         128,821,978
Repurchase Agreements                   --      547,522,000       --         547,522,000
--------------------------    ----------------------------------------------------------
Total                         $128,821,978   $3,140,514,163      $--      $3,269,336,141
                              ==========================================================

INSTITUTIONAL GOVERNMENT MONEY MARKET
-------------------------------------
ASSETS
Corporate Bonds               $         --   $   46,387,920      $--      $   46,387,920
Mortgage-Backed Securities              --       69,087,713       --          69,087,713
U.S. Government Agencies                --    1,237,358,374       --       1,237,358,374
U.S. Treasury Obligations               --        5,007,683       --           5,007,683
Money Markets                   10,407,873               --       --          10,407,873
Repurchase Agreements                   --      710,067,000       --         710,067,000
--------------------------    ----------------------------------------------------------
Total                         $ 10,407,873   $2,067,908,690      $--      $2,078,316,563
                              ==========================================================

U.S. TREASURY MONEY MARKET
--------------------------
ASSETS
Corporate Bonds               $        --    $  125,183,511      $--      $  125,183,511
U.S Government Agencies                --        30,000,000       --          30,000,000
U.S. Treasury Bills                    --       229,901,293       --         229,901,293
U.S. Treasury Notes                    --       195,736,113       --         195,736,113
Money Markets                   1,282,077                --       --           1,282,077
Repurchase Agreements                  --       853,699,000       --         853,699,000
--------------------------    ----------------------------------------------------------
Total                         $ 1,282,077    $1,434,519,917      $--      $1,435,801,994
                              ==========================================================

There were no transfers between level 1 and level 2 during the period. The Funds did not have level 3 holdings at the beginning or end of the period ended July 31, 2010.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2010
--------------------------------------------------------------------------------

(11) U.S. DEPARTMENT OF THE TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

The Funds entered into a Guarantee Agreement with the U.S. Department of the Treasury (the "Treasury") to participate in the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). Subject to certain conditions and limitations, in the event that the per share value of a Fund fell below $0.995 and the Fund liquidates its holdings, the Program would provide coverage to Shareholders in the Fund for up to $1.00 per share for the lesser of either the number of shares the investor held in the Fund at the close of business on September 19, 2008 or the number of shares the investor held the date the per share value fell below $0.995. Any increase in the number of shares an investor holds after the close of business on September 19, 2008 will not be covered by the Program. In addition, if an investor closes his or her account with a Fund or broker-dealer, any future investment in the Fund will not be guaranteed. Shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, was extended by the Treasury until September 18, 2009. Participation in the initial term and the extended Program required a payment to the Treasury of 0.01% and 0.015%, respectively, multiplied by the number of each Fund's shares outstanding as of September 19, 2008 (valued at $1.00 per share). This expense was borne by the Funds without regard to any expense limitation in effect during the period.

(12) SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds' financial statements.

                                                           REPORT OF INDEPENDENT
                                               REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIFTH THIRD FUNDS:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fifth Third Prime Money Market Fund, Fifth Third Institutional Money Market Fund, Fifth Third Institutional Government Money Market Fund and Fifth Third U.S. Treasury Money Market Fund (four series of Fifth Third Funds, hereafter referred to as the "Funds") at July 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
September 22, 2010

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

                         FIFTH THIRD FUNDS MANAGEMENT ^

The Trustees and Officers of the Funds, their age, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 38 Fountain Square Plaza, Cincinnati, Ohio 45202.

INDEPENDENT TRUSTEES
--------------------

                                  POSITION(S)                 TERM OF OFFICE AND
NAME AND AGE                  HELD WITH THE FUNDS            LENGTH OF TIME SERVED(1)
------------                  -------------------           ------------------------
Edward Burke Carey              Chairman-Board                January 1989-Present
Age: 65                          of Trustees

David J. Durham                    Trustee                      June 2001-Present
Age: 65

J. Joseph Hale Jr.                 Trustee                     March 2001-Present
Age: 60

John E. Jaymont                    Trustee                    October 2001-Present
Age: 65

---------------
^ Additional disclosure can be found in the Statement of Additional Information, which can be obtained by calling 1-800-282-5706.

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                                NUMBER OF
                                           PORTFOLIOS IN FUND           OTHER
PRINCIPAL OCCUPATION(S)                    COMPLEX OVERSEEN         DIRECTORSHIPS
DURING THE PAST 5 YEARS                        BY TRUSTEE          HELD BY TRUSTEE
-----------------------                    ------------------      ---------------
Carey Realty Investments, Inc.                     24                  Canisius
(real estate development and                                       College-Trustee.
consulting), President, 1990-Present.

Chairman of Clipper Products, Inc.,                24                   None
a wholesale distributor, 2005-Present.
Chairman of Norris Products Corp.,
a wholesale distributor, 2005-Present.
President and Chief Executive Officer
of Clipper Products, Inc., 1997-Present.

Consultant, Duke Energy, July 2010-Present.        24                  Trustee for
President and CEO of MediLux Health                                Hanover College,
Care, April 2008-March 2010.                                      The Egan Maritime
EVP and Managing Director, DHR                                   Institute, The Sconset
International (executive recruiter),                              Chapel, The Sconset
April 2007-2008. President, Cinergy                               Trust, The March of
Foundation, November 2001-March 2006.                             Dimes. The Community
                                                                    Foundation for
                                                                       Nantucket

Business Development Director, Printing            24                    None
Industries of Ohio/North Kentucky
(printing industry association)
Feb. 2002-Present.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES, CONTINUED
-------------------------------

                                 POSITION(S)               TERM OF OFFICE AND
NAME AND AGE                HELD WITH THE FUNDS         LENGTH OF TIME SERVED(1)
------------                -------------------         ------------------------
David J. Gruber                  Trustee                December 2003-Present
Age: 46

INTERESTED TRUSTEE
------------------

                                 POSITION(S)               TERM OF OFFICE AND
NAME AND AGE                HELD WITH THE FUNDS         LENGTH OF TIME SERVED(1)
------------                -------------------         ------------------------
E. Keith Wirtz(2)             President and              President April 2007-
Age: 50                          Trustee                   Present. Trustee
                                                          March 2010-Present

OFFICERS
--------

Matthew A. Ebersbach          Vice President              March 2006-Present
Age: 40

Richard B. Ille               Vice President              April 2007-Present
Age: 45

James A. Mautino               Anti-Money                February 2007-Present
Age: 42                      Laundering and
                             Chief Compliance
                               Officer

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                               NUMBER OF
                                          PORTFOLIOS IN FUND          OTHER
PRINCIPAL OCCUPATION(S)                   COMPLEX OVERSEEN        DIRECTORSHIPS
DURING THE PAST 5 YEARS                      BY TRUSTEE          HELD BY TRUSTEE
-----------------------                   ------------------     ---------------
President, DJG Financial Consulting              24                 CASA of
(accounting and finance consultant),                             Delaware County
June 2007-Present. Resources Global
Professionals, Project Professional,
December 2004-June 2007. Ohio Arts
& Sports Facilities Commission (state
funding oversight agency), CFO,
April 2003-December 2004.

PRINCIPAL OCCUPATION(S)
DURING THE PAST 5 YEARS
-----------------------
President, Fifth Third Asset                     24                   None
Management, Inc. 2003-Present,
Managing Partner, Paladin
Investment Associates, LLC,
2000-2003.

Vice President of Fifth Third Bank
since 2001. Registered representative of
FTAM Funds Distributor, Inc.

Managing Director, Products and
Marketing, Fifth Third Asset
Management, Inc., 2001-Present.
Registered representative of
FTAM Funds Distributor, Inc.

Vice President and Chief Compliance
Officer, Fifth Third Asset Management,
Inc. August 2005-Present, Director of
Risk and Compliance, State Street
Bank and Trust Company, October
1995-July 2005.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

OFFICERS, CONTINUED
-------------------

                                  POSITION(S)              TERM OF OFFICE AND
NAME AND AGE                 HELD WITH THE FUNDS        LENGTH OF TIME SERVED(1)
------------                 -------------------        ------------------------
Shannon King                    Treasurer                 March 2008-Present
Age: 38

Matthew A. Swendiman            Secretary                 April 2007-Present
Age: 37

Ryan Casey                   Assistant Treasurer          April 2009-Present
Age: 37

Tracy Kaufman                Assistant Treasurer           June 2007-Present
Age: 51

Francine S. Hayes            Assistant Secretary           June 2007-Present
Age: 42

----------
(1) Each Trustee serves until the election and qualification of a successor, or until death, resignation, retirement or removal as provided in the Trust's Amended and Restated Declaration of Trust. Retirement occurs on the last day of the fiscal year in which the Trustee's 73rd birthday occurs. The Trust's Officers are elected annually by the Trustees.

(2) Mr. Wirtz is an interested Trustee of the Trust due to his position with the Advisor.

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
-----------------------------------------------

Vice President, Fifth Third Asset Management, Inc. September 2007-Present, Assistant Vice President and Capital Markets Derivative Manager, Fifth Third Bank, 2005-2007, Capital Markets Accounting Manager, Fifth Third Bank 2001-2005. Registered representative of FTAM Funds Distributor, Inc.

Vice President and Counsel of Fifth Third Bank, March 2006 to Present. Attorney, Kirkpatrick & Lockhart Nicholson Graham, LLP, May 2005-March 2006. Counsel, The Phoenix Companies, Inc., July 2002-April 2005. Assistant Vice President and Assistant Counsel, Conseco Capital Management, Inc., December 2000-June 2002. Registered representative of FTAM Funds Distributor, Inc.

Vice President, State Street Bank and Trust Company (a Massachusetts trust company) from 2000 to Present.

Assistant Vice President, State Street Bank and Trust Company (a Massachusetts trust company) from 1986 to Present.

Vice President and Counsel, State Street Bank and Trust Company (a Massachusetts trust company) from 2004 to Present; and Assistant Vice President and Counsel, State Street Bank and Trust Company, from 2001 to 2004.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                 EXPENSE EXAMPLE

As a shareholder of the Fifth Third Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fifth Third Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2010 through July 31, 2010.

ACTUAL EXPENSES
---------------

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as extraordinary expenses and interest expense.)

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                                                      EXPENSE     EXPENSE
                                                                       PAID        RATIO
                                            BEGINNING     ENDING      DURING      DURING
                                             ACCOUNT      ACCOUNT     PERIOD*     PERIOD
                                              VALUE        VALUE      2/1/10 -    2/1/10 -
                                              2/1/10      7/31/10     7/31/10     7/31/10
                                            ---------    ---------   ---------   ---------
PRIME              Institutional Shares     $1,000.00    $1,000.10    $1.59        0.32%
MONEY MARKET       Class A Shares            1,000.00     1,000.10     1.64        0.33%
                   Class B Shares            1,000.00     1,000.10     1.59        0.32%
                   Class C Shares            1,000.00     1,000.10     1.59        0.32%

INSTITUTIONAL      Institutional Shares      1,000.00     1,000.60     1.04        0.21%
MONEY MARKET       Select Shares             1,000.00     1,000.20     1.44        0.29%
                   Preferred Shares          1,000.00     1,000.10     1.54        0.31%
                   Trust Shares              1,000.00     1,000.00     1.54        0.31%

INSTITUTIONAL      Institutional Shares      1,000.00     1,000.20     1.04        0.21%
GOVERNMENT         Select Shares             1,000.00     1,000.00     1.19        0.24%
MONEY MARKET       Preferred Shares          1,000.00     1,000.00     1.19        0.24%
                   Trust Shares              1,000.00     1,000.00     1.19        0.24%

U.S. TREASURY      Institutional Shares      1,000.00     1,000.10     0.94        0.19%
MONEY MARKET       Select Shares             1,000.00     1,000.00     0.99        0.20%
                   Preferred Shares          1,000.00     1,000.00     0.99        0.20%
                   Trust Shares              1,000.00     1,000.00     0.99        0.20%

-------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------

The table below provides information about hypothetical account values and hypothetical expenses based on each Fifth Third Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may however use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as extraordinary expenses and interest expense.)

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                                                      EXPENSE     EXPENSE
                                                                       PAID        RATIO
                                            BEGINNING     ENDING      DURING      DURING
                                             ACCOUNT      ACCOUNT     PERIOD*     PERIOD
                                              VALUE        VALUE      2/1/10 -    2/1/10 -
                                              2/1/10      7/31/10     7/31/10     7/31/10
                                            ---------    ---------   ---------   ---------
PRIME              Institutional Shares     $1,000.00    $1,023.21    $1.61        0.32%
MONEY MARKET       Class A Shares            1,000.00     1,023.16     1.66        0.33%
                   Class B Shares            1,000.00     1,023.21     1.61        0.32%
                   Class C Shares            1,000.00     1,023.21     1.61        0.32%

INSTITUTIONAL      Institutional Shares      1,000.00     1,023.75     1.05        0.21%
MONEY MARKET       Select Shares             1,000.00     1,023.36     1.45        0.29%
                   Preferred Shares          1,000.00     1,023.26     1.56        0.31%
                   Trust Shares              1,000.00     1,023.26     1.56        0.31%

INSTITUTIONAL      Institutional Shares      1,000.00     1,023.75     1.05        0.21%
GOVERNMENT         Select Shares             1,000.00     1,023.60     1.20        0.24%
MONEY MARKET       Preferred Shares          1,000.00     1,023.60     1.20        0.24%
                   Trust Shares              1,000.00     1,023.60     1.20        0.24%

U.S. TREASURY      Institutional Shares      1,000.00     1,023.85     0.95        0.19%
MONEY MARKET       Select Shares             1,000.00     1,023.80     1.00        0.20%
                   Preferred Shares          1,000.00     1,023.80     1.00        0.20%
                   Trust Shares              1,000.00     1,023.80     1.00        0.20%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                       This page intentionally left blank.

ADDRESSES
--------------------------------------------------------------------------------

Fifth Third Funds                           Fifth Third Funds
                                            38 Fountain Square Plaza
                                            Cincinnati, Ohio 45202

--------------------------------------------------------------------------------

Investment Advisor,                         Fifth Third Asset Management, Inc.
Administrator and Accountant                38 Fountain Square Plaza
                                            Cincinnati, Ohio 45202

--------------------------------------------------------------------------------

Distributor                                 FTAM Funds Distributor, Inc.
                                            1290 Broadway, Suite 1100
                                            Denver, Colorado 80203

--------------------------------------------------------------------------------

Custodian, Sub-Accountant                   State Street Bank and Trust Company
and Sub-Administrator                       801 Pennsylvania Avenue
                                            Kansas City, Missouri 64105

--------------------------------------------------------------------------------

Transfer and Dividend                       Boston Financial Data Services, Inc.
Disbursing Agent                            30 Dan Road
                                            Canton, Massachusetts 02021

--------------------------------------------------------------------------------

Independent Registered                      PricewaterhouseCoopers LLP
Public Accounting Firm                      1100 Walnut, Suite 1300
                                            Kansas City, Missouri 64106

--------------------------------------------------------------------------------

================================================================================

                                      Advised by:
                                      [LOGO OF FTAM]
                                      FIFTH THIRD ASSET MANAGEMENT

[GRAPHIC OF BEYOND THE TRADITIONAL]   BEYOND THE TRADITIONAL

FTF 2757073111                        1-800-282-5706                   AR-MMF-10

================================================================================

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

There have been no amendments to the Code of Ethics since it was last filed. The Code of Ethics is attached hereto as Exhibit 12(a)(1).

There have been no waivers granted by the registrant to individuals covered by the Code of Ethics during the period covered by this report on Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that it has one audit committee financial expert serving on the registrant's Audit Committee that possess the attributes identified in Item 3(b) of Form N-CSR. The name of the audit committee financial expert is David J. Gruber and Mr. Gruber is "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees
     ----------

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services normally provided in connection with statutory and regulatory filings and engagements for the last two fiscal years ended July 31, 2009 and July 31, 2010 were $386,238 and $319,624, respectively.

(b)  Audit Related Fees
     ------------------

The registrant was not billed any fees by the principal accountant for the fiscal year ended July 31, 2009 or July 31, 2010 for assurance and related services that were reasonably related to the performance of the audit of the registrant's financial statements and not otherwise included under paragraph (a) of this Item 4.

(c)  Tax Fees
     --------

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended July 31, 2009 and July 31, 2010 were $147,498 and $75,148, respectively.

(d)  All Other Fees
     --------------

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item for the last two fiscal years ended July 31, 2009 and July 31, 2010 were $0 and $0, respectively.

(e)  Pre-Approval Policies and Procedures
     ------------------------------------

(1)  Audit and Non-Audit Services Pre-Approval Policies and Procedures

     I.  Purpose

     Under the Sarbanes-Oxley act of 2002 (the "Act"), the audit committee (the "Committee") of the Board of Trustees of Fifth Third Funds (the "Trust") is responsible for the appointment, compensation and oversight of the work of the Trust's independent auditor. As part of this responsibility, the Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Trust in order assure that they do not impair the auditor's independence from the Trust. To implement these provisions of the Act, the Securities and Exchange Commission (the "SEC") has issued rules specifying the types of services that the Trust's independent auditor may not provide to the Trust, as well as the committee's administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) an express approval of a particular engagement, or (ii) a pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). The latter types of approvals are authorized by SEC rules only subject to detailed policies and procedures. Accordingly, the Committee has adopted these audit and non-audit services pre-approval policies and procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

     II. General Pre-Approval Policies

     It is the policy of the committee that audit and non-audit services to be performed by the Trust's independent auditor be pre-approved only when in the best interests of the Trust's shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor's independence. In granting any pre-approval, consideration shall be given to:

         1.  The qualifications of the auditor to perform the services involved;

         2. The proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

         3. The permissibility of the services under applicable rules and guidance of the SEC;

         4. The effect, if any, of the performance of the proposed services on the auditor's independence;

         5. The effect of the compensation for the proposed services on the auditor's independence; and

         6. The effect, if any, of the proposed services on the Trust's ability to manage or control risk or to improve audit quality.

     While non-audit services may include reviewing and/or validating procedures or work products of the Trust, they may not include the production or modification of such procedures or work products. While non-audit services may include market research and strategic insights, such services shall be limited to factual reports and shall not include recommendations. No pre- approval shall be made in a manner that would constitute a delegation to the Trust's management.

     III.  Procedures for Pre-Approval by the Committee

     1. Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

     2. All requests for pre-approval shall be made to the full Committee at regularly scheduled meetings thereof (or at a special meeting of the Committee set to coincide with regular meetings of the Trust's Board of Trustees) whenever practicable.

     3. Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

     4. If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Committee's chairman. The Committee's chairman shall then determine whether to schedule a special meeting of the Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Committee under procedures set forth in Section IV below.

     5. Requests for pre-approval may include, but are not limited to, the following services:

           A.  Audit engagement, particularly for interim periods;

           B.  Preparation of fund tax returns;

           C. Review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

           D.  Review of its shareholder materials;

           E. Review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

           F.  Market research and strategic insights.

     6. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

     7. Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

     8. The Committee's action on a request for pre-approval shall be recorded in the Committee's minutes.

     9. The Committee's action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust's management.

     10. The Committee's action on a request for pre-approval shall be reported to the full board of Trustees.

     11.   Pre-approvals will be granted for a period of no more than one year.

     IV.   Procedures for Pre-Approval by a Delegate of the Committee

     1. Where it has been determined by the Committee's chairman that consideration of a request for pre-approval by the full Committee would not be timely, the chairman may determine that the request be presented to a member(s) of the Committee appointed by the Committee as its delegate (the "delegate") for this purpose. (as of the date of the adoption of these guidelines and procedures, John E. Jaymont has been so appointed, and such appointment may be revoked or modified by the Committee at any time.)

     2. Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

     3. Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

     4. Requests for pre-approval may include, but are not limited to, the following services:

           a.  Audit engagement, particularly for interim periods;

           b.  Preparation of fund tax returns;

           c. Review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

           d.  Review of its shareholder materials;

           e. Review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

           f.  Market research and strategic insights.

     5. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

     6. Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

     7. The delegate's action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Committee and, under normal circumstances, to the Trust's management.

     8. Pre-approvals by the delegate shall be reviewed by the Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Committee members addressed to the Committee's Chairman.

     9. Pre-approvals by the delegate may be modified or revoked by the Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

     10. The results of the Committee's review of the delegate's action on a request for pre- approval shall be recorded in the Committee's minutes and reported to the full board of Trustees.

     11. Pre-approvals will be granted by the delegate for a period of no more than one year.

     V. Procedures For Monitoring Engagements Authorized Under Pre-Approval Procedures

     The independent auditor shall inform the Committee in writing upon the Commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Committee and an additional express approval or pre-approval must be obtained.

     VI.   Amendment

     These policies and procedures may be amended or revoked at any time by the Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee charter.

(2) None, or 0% of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed for the fiscal year ended July 31, 2009 and July 31, 2010 for services rendered by the principal accountant to the registrant were $147,498 and $75,148, respectively.

The aggregate non-audit fees billed for the fiscal year ended July 31, 2009 and July 31, 2010 for services rendered by the principal accountant to the investment adviser were $29,708 and $0, respectively.

(h) The Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

(a) A Schedule of Investments is included as a part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since the registrant last disclosed its procedures pursuant to Item 22(b)(15) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIFTH THIRD FUNDS

/s/ E. Keith Wirtz
------------------
E. Keith Wirtz
President

Date: September 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ E. Keith Wirtz
------------------
E. Keith Wirtz
President
(Principal Executive Officer)

Date: September 29, 2010

/s/ Shannon King
----------------
Shannon King
Treasurer
(Principal Financial and Accounting Officer)

Date: September 29, 2010

                                                                EXHIBIT 12(a)(1)

                                FIFTH THIRD FUNDS

     CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS
     -----------------------------------------------------------------------

I.    COVERED OFFICERS/PURPOSE OF THE CODE

      The Board of Trustees (the "Board") of the Fifth Third Funds (the "Trust") has established this Code of Ethics ("Code") in accordance with the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. This Code applies to the Company's Principal Executive Officer ("President") and Principal Financial Officer ("Treasurer") (the "Covered Officers" each of whom is identified in Exhibit A) for the purpose of promoting:

      o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
      o full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company;
      o  compliance with applicable laws and governmental rules and regulations;
      o the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
      o  accountability for adherence to the Code.

      Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to apparent as well as actual conflicts of interest.

II. COVERED OFFICERS SHOULD HANDLE ETHICALLY ACTUAL AND APPARENT CONFLICTS OF INTEREST

      OVERVIEW. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position in the Company. Under no circumstances should a Covered Officer have any undisclosed or unapproved financial or other business relationship with the Trust or a third party that might impair or might by viewed as impairing the exercise of the Covered Officer's best judgment with respect to matters involving the Trust.

      Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (the "Investment Company Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company. Each Covered Officer is an employee of the Company's investment adviser or its affiliates ("Adviser"). The Company's and the Adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

      Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the Adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the Adviser, or for both), be involved in establishing policies and implementing decisions which will have different effects on the Adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the Adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act, will be deemed to have been handled ethically. In addition, it is recognized by the Board that the Covered Officers may, from time to time, also be officers or employees of one or more other investment companies covered by this or other Codes.

      Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

      Each Covered Officer must:

      o not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company;
      o not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than for the benefit of the Company;
      o not use material non-public knowledge of portfolio transactions made or contemplated for the Company to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

      There are some relationships that should always be disclosed to the Chief Compliance Officer of the Trust, including:

      1. Any ownership interest in, or any consulting or employment relationship with, any entities doing business with the Trust, other than an affiliated service provider or an affiliate of an affiliated service provider. This disclosure requirement shall not apply to or otherwise limit the ownership of publicly traded securities so long as the Covered Officer's ownership does not exceed more than 1% of the outstanding securities of the relevant class.

      2. A direct or indirect financial interest in commissions, transaction charges or spreads paid by the Trust for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment with an affiliated service provider or its affiliates. This disclosure requirement shall not apply to or otherwise limit (i) the ownership of publicly traded securities so long as the Covered Officer's ownership does not exceed more than 1% of a particular class of security outstanding or (ii) the receipt by an affiliated service provider or its affiliates of research or other benefits in exchange for "soft dollars".

      As a registered investment company, it is of critical importance that the Trust's public communications, reports, and SEC filings contain full, fair, accurate, timely, and understandable disclosure. Accordingly, each Covered Officer is expected to consider it central to his or her duties and responsibilities to the Trust to promote full, fair, accurate, timely, and understandable disclosure in the Trust's public communications and reports, and in the documents that the Trust files with, or submits to, the SEC. In this regard, the Trust has adopted Disclosure Controls and Procedures that, "under the supervision and oversight" of the Covered Officers are designed to ensure that all information the Trust is required to disclose in its annual and semi-annual reports filed with the SEC are recorded, processed, summarized and reported within the time periods specified by the SEC under its rules and regulations.

      In addition to adhering to the specific requirements set forth in those Disclosure Controls and Procedures and all applicable governmental laws, rules and regulations, each Covered Officer shall exercise a high standard of care in complying with the Trust's system of internal accounting controls, and in preparing and providing all necessary information to make the Trust's public reports, communications, and SEC filings and submissions complete, fair, and understandable.

      Accordingly, each Covered Officer must not knowingly misrepresent or cause others to misrepresent facts about the Trust. In addition, each Covered Officer must seek to ensure that all of the Trust's books, records, accounts and financial information, as well as reports produced from those materials:

      1. Are supported by accurate documentation maintained in reasonable detail;
      2. Are recorded in the proper account and in the proper accounting period;
      3. Do not contain any false or intentionally misleading entries;
      4. Fairly and accurately reflect the transactions or occurrences to which they relate; and
      5. Conform to both the Trust's system of internal controls, its Disclosure Controls and Procedures, and to all applicable laws, rules and regulations.

III.  DISCLOSURE & COMPLIANCE

      o Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Company;
      o each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's Trustees and auditors, and to governmental regulators and self-regulatory organizations;
      o each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Company and the Adviser or subadviser, administrator, and sub-administrator with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Company files with, or submits to, the SEC and in other public communications made by the Company; and
      o it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.   REPORTING AND ACCOUNTABILITY

      Each Covered Officer must:

      o upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he/she has received, read, and understands the Code (pursuant to the form identified as Exhibit B);
      o annually thereafter affirm to the Board that he/she has complied with the requirements of the Code (pursuant to the form identified as Exhibit C);
      o not retaliate against any employee or Covered Officer or their affiliated persons for reports of potential violations that are made in good faith;

      o notify the Chief Legal Officer ("CLO) promptly if he/she knows of any violation of this Code. Failure to do so is itself a violation of this Code; and
      o report at least annually any change in his/her affiliations from the prior year.

      The CLO is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation.

      The Company will follow these procedures in investigating and enforcing this Code:

      o the CLO will take all appropriate action to investigate any potential violations reported to him/her;
      o if, after such investigation, the CLO believes that no violation has occurred, the CLO is not required to take any further action;
      o if the CLO concurs that a violation has occurred, he/she will inform and make a recommendation to the Audit Committee, which will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Adviser or its board; or a recommendation to dismiss the Covered Officer; and
      o any changes to this Code will, to the extent required, be disclosed as provided by SEC rules.

V.    OTHER POLICIES AND PROCEDURES

      This Code shall be the sole code of ethics adopted by the Trust for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Trust, the Trust's Adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superceded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds', its Adviser's, sub-advisers', principal underwriter's and service providers' codes of ethics under Rule 17j-1 under the Investment Company Act and the Adviser's more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI.   AMENDMENTS

      Any amendments to this Code, other than amendments to Exhibits A, B, and C, must be approved or ratified by a majority vote of the Company's board, including a majority of independent directors/trustees.

VII.  RECORDS

      A copy of this Code, any amendments hereto, and any reports or other records created in relation to waivers of or amendments to provisions of this Code shall be kept as records of the Trust for six years from the end of the fiscal year in which such document was created. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than to members of the Board, Trust counsel and counsel to the independent directors. Such records shall be furnished to the SEC or its staff upon request.

VIII. CONFIDENTIALITY

      All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the Adviser and the respective service providers.

IX.   INTERNAL USE

      The Code is intended solely for the internal use by the Trust and does not constitute an admission, by or on behalf of the Company, as to any fact, circumstance, or legal conclusion.

Date adopted: August 12, 2003
As amended: September 12, 2007, September 24, 2008, and September 23, 2009

                                    EXHIBIT A

Persons Covered by this Code of Ethics
--------------------------------------

Principal Executive Officer and President - E. KEITH WIRTZ
Principal Financial Officer and Treasurer - SHANNON KING

As amended March 27, 2008

                                    EXHIBIT B

                                FIFTH THIRD FUNDS

              PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS
                          CODE OF ETHICS CERTIFICATION

I, _______________, Principal ___________ Officer of Fifth Third Funds (the "Funds") hereby certify that I have received and read the Code of Ethics for Principal Executive and Principal Financial Officers ("Code") of the Funds. I further certify to the Board that I understand and have complied with the requirements of the Code.

By: ______________________
Name:
Title:

Date:

                                    EXHIBIT C

                                FIFTH THIRD FUNDS

              PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS
                          CODE OF ETHICS CERTIFICATION

Reference is made to the Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 adopted by Fifth Third Funds (the "Trust") which applies to the Trust's Principal Executive Officer and Principal Financial Officer (each a "Covered Officer"). The undersigned Covered Officer hereby certifies that he or she has fully complied with the requirements of the Code since his or her last report to the Board.

By: ________________________
Name:
Title:

Date: